As filed with the Securities and Exchange Commission on March 9, 2017

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07495

TRANSAMERICA PARTNERS FUNDS GROUP II

(Exact Name of Registrant as Specified in Charter)

Investment Company Act file number: 811-07674

TRANSAMERICA PARTNERS FUNDS GROUP

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 482-8991

Tané T. Tyler, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – December 31, 2016

Note: The Transamerica Partners Funds Group (TPFG) report is included in this filing for Transamerica Partners Funds Group II because the report includes information with respect to the institutional asset allocation portfolios, which are series of TPFG.

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA PARTNERS

INSTITUTIONAL FUNDS GROUP

TRANSAMERICA INSTITUTIONAL

ASSET ALLOCATION FUNDS

Annual Report

December 31, 2016

Transamerica Partners Institutional Funds Group	Annual Report 2016

This report is not to be construed as an offering for sale of any shares of the Transamerica Partners Institutional Funds Group or the Transamerica Institutional Asset Allocation Funds, or as a solicitation of an offer to buy such shares unless preceded by or accompanied by a current prospectus which contains complete information about charges and expenses.

This is a combined annual report for the Transamerica Partners Institutional Funds Group and the Transamerica Institutional Asset Allocation Funds.

Proxy Voting Policies and Procedures

A description of the proxy voting policies and procedures for the Funds, is included in the Statement of Additional Information, which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Funds’ website at www.transamericapartners.com; or (iii) on the SEC’s website at www.sec.gov. In addition, the Funds and the underlying Transamerica Partners Portfolios in which they invest are required to file Form N-PX, with the complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Form N-PX for the twelve months ended June 30, 2016, is available without charge, upon request by calling 1-800-851-9777 and on the SEC’s website at www.sec.gov.

Quarterly Portfolios

Transamerica Partners Portfolios and the Funds will file their portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Form N-Q is available on the SEC’s website at www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339.

Dear Shareholder,

On behalf of Transamerica Partners Institutional Fund Group and Transamerica Institutional Asset Allocation Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ending December 31, 2016.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. The year of 2016 began with volatility in the markets as fears of a pending recession sent stock, commodity and energy prices broadly lower. By mid-February most major U.S. stock indexes had declined by more than 10%, fixed income credit spreads had widened considerably and crude oil prices reached a multi-year low. However, in the months to follow, when it became apparent that the U.S. would not be at risk of recession, stock, energy and credit driven fixed income markets rebounded considerably and moved higher into the spring.

In late June, Great Britain’s surprise referendum vote in favor of a departure from the European Union (“Brexit”) stunned global markets, and a fast but fierce selloff in stocks ensued, and in a flight to safety, the U.S. 10-year Treasury bond yield fell to 1.37% during early July, its lowest level in history. In the weeks to follow, markets interpreted the overall global risks of Brexit to be more manageable than originally feared, and equity markets rallied to new all-time highs only weeks later.

In the third quarter, equity and fixed income markets awaited both the path of U.S. Federal Reserve (“Fed”) interest rate policy and the pending Presidential election. While it became apparent the Fed would not hike short term rates prior to the election, longer term rates nonetheless began to move higher in anticipation of a potential December rate increase. Corporate earnings trends also began to see improvement in the third quarter, and it became evident that positive profit growth for most companies would likely soon be back on the horizon.

The fourth quarter saw a dramatic shift across the markets. Following the surprise election of Donald Trump stocks began to rally again based on the perception of a more favorable business environment consisting of lower taxes, less regulation and greater infrastructure spending. Longer term bond yields also jumped to their highest levels in more than two years (2.60% on the 10-year Treasury) as the market quickly interpreted the pending Trump economic agenda to be more inflationary. As the year concluded, the Fed also raised interest rates for the first time in a year, taking the Fed Funds Rate up 0.25% to a range of 0.50% - 0.75%. This move was fully expected by the market and was perceived to be confirmation that the central bank was seeing an improving economy and higher inflationary pressures.

For the one-year period ending December 31, 2016, the S&P 500® returned 11.96% while the MSCI EAFE Index, representing international developed market equities, gained 1.51%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Partners Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Partners Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Partners Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Partners Funds.

Transamerica Partners Institutional Stock Index

(unaudited)

MARKET ENVIRONMENT

The year started with U.S. stock prices falling and increased volatility due to fears of a global economic slowdown, a possible U.S. Federal Reserve (“Fed”) rate hike, oil prices cratering, and terrorist attacks in Istanbul, Jakarta and Pakistan. Equity markets started 2016 deeply in the red as asset prices across the globe collapsed, but as oil began to rebound mid-first quarter, so did equity markets. Domestic equity markets rebounded in the second quarter of 2016, despite increased volatility in June from the historic vote for the UK to leave the European Union (“Brexit”). After the historic Brexit vote in the second quarter, equity markets seemed to signal that Brexit may have been “much ado about nothing.”

U.S. equities capitalized on the upward momentum from their second-quarter rally, which continued through the second half of the reporting period, driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter as seen by strong macro data and tightening of the U.S. labor market. As such, the Fed’s decision to raise rates by 25 basis points at the end of the reporting period did not come as a big surprise.

The fourth quarter was filled with headlines as Donald Trump unexpectedly won the U.S. Presidential election and the Fed raised interest rates for the first time all year. With the Donald Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indexes posting solid gains in November. Despite the headlines, volatility continued to be relatively muted with cyclical stocks outpacing defensive stocks in the second half of the year. The strong returns within the U.S. did not spill over globally, as equity markets diverged in the fourth quarter.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Institutional Stock Index returned 11.66%. By comparison, its benchmark, the S&P 500®, returned 11.96%.

STRATEGY REVIEW

The Fund seeks its objective by investing in the stocks comprising the S&P 500®, a market-weighted index composed of 500 common stocks issued by large capitalization companies in a wide range of businesses. Holdings collectively represent a substantial portfolio of all common stocks publicly traded in the U.S. Throughout the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark. In keeping with its investment objective, the Fund remained positioned to match the risk characteristics of the benchmark.

U.S. large cap stocks, as represented by the S&P 500®, increased 11.96% in 2016. The strongest returns in the S&P 500® came from energy (+27.36%) in 2016. Increases were seen across most sectors, with notable results in telecommunication services (+23.49%), financials (+21.64%) and industrials (+18.37%). In contrast, health care (-2.45%) posted the only negative return for the year.

During the period, the strategy used derivatives. These positions added to performance.

Alan Mason

Greg Savage, CFA

Creighton Jue, CFA

Rachel Aguirre

Co-Portfolio Managers

BlackRock Fund Advisors

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Government Money Market

(formerly, Transamerica Partners Institutional Money Market)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year		5 Years		10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Government Money Market	0.00	% (A)	0.00	% (A)	0.72%	09/11/2000
Citigroup 3-Month Treasury Bill Index (B)	0.27%		0.09%		0.73%

(A) Rounds to less than 0.01% or (0.01)%.

(B) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica Partners Institutional Money Market changed its name to Transamerica Partners Institutional Government Money Market, and the Fund now operates as a “government” money market fund under new federal regulations, which became effective on October 14, 2016. A “government” money market fund invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional High Quality Bond

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional High Quality Bond	1.31%	1.01%	2.52%	09/11/2000
BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index (A)	1.28%	0.98%	2.45%

(A) The BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund only pertain to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Inflation-Protected Securities

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Inflation-Protected Securities	3.76%	0.38%	3.61%	09/11/2000
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (A)	4.68%	0.89%	4.36%

(A) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund only pertain to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. Market values of inflation-protected securities can be affected by changes in the market’s inflation expectations or changes in real rates of interest.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Core Bond	3.21%	3.18%	4.60%	09/11/2000
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	4.34%

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund only pertain to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional High Yield Bond	15.09%	6.88%	6.65%	09/11/2000
BofA Merrill Lynch High Yield Master II Index (A)	17.49%	7.35%	7.34%

(A) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in high-yield bond (“junk bonds”) funds may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Balanced

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Balanced	8.08%	9.92%	5.58%	09/11/2000
S&P 500® (A)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	2.65%	2.23%	4.34%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity Securities tend to go up or down more dramatically over the short term and price movements may result from individual factors as well as the market as a whole. Fixed Income Securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Large Value

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Large Value	9.14%	13.87%	3.75%	09/11/2000
Russell 1000® Value Index (A)	17.34%	14.80%	5.72%
S&P 500® (B)	11.96%	14.66%	6.95%

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Stock Index

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Stock Index Fund	11.66%	14.34%	6.68%	09/11/2000
S&P 500® (A)	11.96%	14.66%	6.95%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Large Core

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Large Core	7.79%	14.46%	5.99%	09/11/2000
Russell 1000® Index (A)	12.05%	14.69%	7.08%
S&P 500® (B)	11.96%	14.66%	6.95%

(A) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Large Growth

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Large Growth	0.75%	13.43%	6.85%	09/11/2000
Russell 1000® Growth Index (A)	7.08%	14.50%	8.33%
S&P 500® (B)	11.96%	14.66%	6.95%

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Mid Value

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Mid Value	15.72%	15.45%	7.42%	10/11/2001
Russell Midcap® Value Index (A)	20.00%	15.70%	7.59%

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The securities of medium-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Mid Growth

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Mid Growth	12.13%	11.97%	7.23%	11/07/2001
Russell Midcap® Growth Index (A)	7.33%	13.51%	7.83%

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock, and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. The securities of medium-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Small Value

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Small Value	19.24%	13.15%	6.36%	01/23/2003
Russell 2000® Value Index (A)	31.74%	15.07%	6.26%

(A) The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock, and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. The securities of small-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large or medium-sized companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Small Core

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Small Core	23.08%	12.06%	5.61%	09/11/2000
Russell 2000® Index (A)	21.31%	14.46%	7.07%
S&P 500® (B)	11.96%	14.66%	6.95%

(A) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small companies tend to have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. The price of equity securities may rise of fall because of changes in the market or changes in a company’s financial condition. Equities are subject to market risk, meaning that stock prices in general may decline over short or extended periods of time.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional Small Growth

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional Small Growth	20.35%	12.22%	6.36%	05/29/2003
Russell 2000® Growth Index (A)	11.32%	13.74%	7.76%

(A) The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock, and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. The securities of small companies, because of the issuer’s lower market capitalization, may be more volatile than those of large or medium-sized companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Partners Institutional International Equity

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Institutional International Equity	1.93%	3.89%	(1.74)%	09/11/2000
MSCI All Country World Index ex-U.S. (A)	5.01%	5.48%	1.42%

(A) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Foreign securities and markets pose special risks in addition to those customarily associated with domestic securities. These risks include, but are not limited to, currency risk, political risk, and risk associated with varying accounting standards. Investing in emerging markets may accentuate these risks.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in a mutual fund invested in a corresponding Series of Transamerica Partners Portfolios (the “Series Portfolio”) or S&P 500 Index Master Portfolio (the “Master Portfolio” or “MP”), you will bear the ongoing costs of managing the corresponding Series Portfolio or MP in which your Fund invests (such as the investment adviser’s fee and other expenses). You will also bear the cost of operating the mutual fund (such as distribution fees, administrative fees, and other expenses).

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)
Transamerica Partners Institutional Government Money Market	$1,000.00	$1,000.00	$2.21	$1,022.90	$2.24	0.44%
Transamerica Partners Institutional High Quality Bond	1,000.00	999.00	3.22	1,021.90	3.25	0.64
Transamerica Partners Institutional Inflation-Protected Securities	1,000.00	984.20	3.14	1,022.00	3.20	0.63
Transamerica Partners Institutional Core Bond	1,000.00	981.70	3.09	1,022.00	3.15	0.62
Transamerica Partners Institutional High Yield Bond	1,000.00	1,075.20	4.28	1,021.00	4.17	0.82
Transamerica Partners Institutional Balanced	1,000.00	1,045.00	3.55	1,021.70	3.51	0.69
Transamerica Partners Institutional Large Value	1,000.00	1,140.40	3.93	1,021.50	3.71	0.73
Transamerica Partners Institutional Stock Index	1,000.00	1,077.30	1.46	1,023.70	1.42	0.28
Transamerica Partners Institutional Large Core	1,000.00	1,107.20	4.71	1,020.70	4.52	0.89
Transamerica Partners Institutional Large Growth	1,000.00	1,038.10	4.41	1,020.80	4.37	0.86
Transamerica Partners Institutional Mid Value	1,000.00	1,077.50	4.60	1,020.70	4.47	0.88
Transamerica Partners Institutional Mid Growth	1,000.00	1,127.70	5.08	1,020.40	4.82	0.95
Transamerica Partners Institutional Small Value	1,000.00	1,180.50	6.08	1,019.60	5.64	1.11
Transamerica Partners Institutional Small Core	1,000.00	1,180.70	5.76	1,019.90	5.33	1.05
Transamerica Partners Institutional Small Growth	1,000.00	1,137.10	6.39	1,019.20	6.04	1.19
Transamerica Partners Institutional International Equity	1,000.00	1,059.00	5.95	1,019.40	5.84	1.15

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Ratio reflects the expenses of both the Fund and its corresponding Series Portfolio or MP.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2016

	Government Money Market (A)	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Assets:
Investment in Series Portfolios/MP, at value (B)	$206,989,145	$56,309,035	$63,625,438	$325,519,542	$362,850,789
Receivables and other assets:
Shares sold	—	29,933	42,777	—	349
Due from adviser	65,449	3,500	5,035	13,775	19,568
Total assets	207,054,594	56,342,468	63,673,250	325,533,317	362,870,706

Liabilities:
Payables and other liabilities:
Shares redeemed	55,824	—	—	8,260,895	23,658,961
Money market waiver due to advisor	122	—	—	—	—
Administration/Investment advisory fees (c)	9,015	2,389	2,876	14,099	15,223
Distribution fees	45,074	11,945	14,382	70,496	76,116
Trustees, CCO and deferred compensation fees	193	50	59	290	327
Audit and tax fees	10,429	8,342	8,641	12,188	11,757
Custody and accounting fees	5,555	2,790	2,790	2,790	2,790
Legal fees	2,050	512	726	3,348	2,948
Printing and shareholder reports fees	7,443	2,075	2,701	11,700	12,151
Registration fees	5,996	2,266	2,857	6,119	5,818
Other	4,016	227	340	1,571	1,439
Total liabilities	145,717	30,596	35,372	8,383,496	23,787,530
Net assets	$206,908,877	$56,311,872	$63,637,878	$317,149,821	$339,083,176

Net assets consist of:
Paid-in capital	$206,908,877	$56,666,957	$65,823,980	$319,618,701	$350,025,736
Undistributed (distributions in excess of) net investment income (loss)	—	18,954	12,483	—	—
Accumulated net realized gain (loss) allocated from Series Portfolios/MP (B)	—	(1,682,726)	(2,140,725)	(2,502,855)	(12,684,462)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP (B)	—	1,308,687	(57,860)	33,975	1,741,902
Net assets	$206,908,877	$56,311,872	$63,637,878	$317,149,821	$339,083,176
Shares of common stock outstanding ($0.00001 par value)	206,908,879	5,599,279	6,592,221	29,960,757	39,476,931
Net asset value per share	$1.00	$10.06	$9.65	$10.59	$8.59

(A)	Formerly, Money Market.
(B)	Master Portfolio (“MP”) applies only to Stock Index.
(C)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2016

	Balanced	Large Value	Stock Index	Large Core	Large Growth
Assets:
Investment in Series Portfolios/MP, at value (A)	$5,442,632	$99,129,498	$561,283,025	$10,644,982	$101,126,047
Receivables and other assets:
Shares sold	—	202,931	—	2,000	—
Due from Master Portfolio	—	—	20,262,490	—	—
Due from adviser	1,071	4,238	48,899	1,462	8,064
Total assets	5,443,703	99,336,667	581,594,414	10,648,444	101,134,111

Liabilities:
Payables and other liabilities:
Shares redeemed	60	—	20,262,490	—	18,542,520
Administration/Investment advisory fees (B)	229	4,198	50,437	453	4,342
Distribution fees	1,145	20,988	126,093	2,266	21,712
Trustees, CCO and deferred compensation fees	5	89	602	8	92
Audit and tax fees	7,715	8,812	15,516	7,778	8,923
Custody and accounting fees	2,790	2,790	3,089	2,790	2,790
Legal fees	49	865	5,895	100	941
Printing and shareholder reports fees	510	3,362	22,858	695	3,567
Registration fees	1,665	2,799	9,099	1,720	2,800
Other	62	407	9,352	42	439
Total liabilities	14,230	44,310	20,505,431	15,852	18,588,126
Net assets	$5,429,473	$99,292,357	$561,088,983	$10,632,592	$82,545,985

Net assets consist of:
Paid-in capital	$18,905,031	$444,846,607	$121,701,594	$36,363,181	$137,127,455
Undistributed (distributions in excess of) net investment income (loss)	4,410	7,142	—	239	—
Accumulated net realized gain (loss) allocated from Series Portfolios/MP (A)	(5,899,870)	(244,730,562)	(163,680)	(5,373,902)	(27,959,637)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP (A)	(7,580,098)	(100,830,830)	439,551,069	(20,356,926)	(26,621,833)
Net assets	$5,429,473	$99,292,357	$561,088,983	$10,632,592	$82,545,985
Shares of common stock outstanding ($0.00001 par value)	407,268	6,467,699	37,511,749	1,375,636	6,702,318
Net asset value per share	$13.33	$15.35	$14.96	$7.73	$12.32

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2016

	Mid Value	Mid Growth	Small Value	Small Core	Small Growth
Assets:
Investment in Series Portfolios/MP, at value (A)	$452,369,648	$16,769,267	$7,078,608	$14,279,192	$11,518,512
Receivables and other assets:
Shares sold	1,967	15,414	5,817	277,652	16,144
Due from adviser	47,933	—	—	107	—
Total assets	452,419,548	16,784,681	7,084,425	14,556,951	11,534,656

Liabilities:
Payables and other liabilities:
Shares redeemed	7,282,890	—	—	—	—
Administration/Investment advisory fees (B)	19,185	730	4,356	602	4,363
Distribution fees	95,923	3,567	1,510	3,011	2,399
Trustees, CCO and deferred compensation fees	410	18	7	18	11
Audit and tax fees	12,920	7,849	7,731	7,802	7,781
Custody and accounting fees	2,790	2,790	2,790	2,790	2,790
Legal fees	3,771	149	61	113	95
Printing and shareholder reports fees	12,240	894	556	761	659
Registration fees	8,051	1,728	1,899	1,741	2,193
Other	1,697	90	34	124	45
Total liabilities	7,439,877	17,815	18,944	16,962	20,336
Net assets	$444,979,671	$16,766,866	$7,065,481	$14,539,989	$11,514,320

Net assets consist of:
Paid-in capital	$384,007,438	$17,731,933	$4,548,216	$91,492,538	$8,406,789
Undistributed (distributions in excess of) net investment income (loss)	982,762	—	—	5,199	—
Accumulated net realized gain (loss) allocated from Series Portfolios/MP (A)	6,846,790	263,539	(2,521,996)	(29,110,408)	41,716
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP (A)	53,142,681	(1,228,606)	5,039,261	(47,847,340)	3,065,815
Net assets	$444,979,671	$16,766,866	$7,065,481	$14,539,989	$11,514,320
Shares of common stock outstanding ($0.00001 par value)	24,649,561	1,565,698	290,671	872,451	613,013
Net asset value per share	$18.05	$10.71	$24.31	$16.67	$18.78

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2016

International Equity
Assets:
Investment in Series Portfolios/MP, at value (A)	$41,020,514
Receivables and other assets:
Shares sold	894,765
Due from adviser	845
Total assets	41,916,124

Liabilities:
Payables and other liabilities:
Administration/Investment advisory fees (B)	1,735
Distribution fees	8,673
Trustees, CCO and deferred compensation fees	42
Audit and tax fees	8,161
Custody and accounting fees	2,790
Legal fees	383
Printing and shareholder reports fees	1,747
Registration fees	2,088
Other	218
Total liabilities	25,837
Net assets	$41,890,287

Net assets consist of:
Paid-in capital	$265,136,084
Undistributed (distributions in excess of) net investment income (loss)	22,113
Accumulated net realized gain (loss) allocated from Series Portfolios/MP (A)	(177,793,278)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP (A)	(45,474,632)
Net assets	$41,890,287
Shares of common stock outstanding ($0.00001 par value)	6,500,546
Net asset value per share	$6.44

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF OPERATIONS

For the year ended December 31, 2016

	Government Money Market (A)	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Net investment income (loss) allocated from Series Portfolios/MP (B):
Dividend income	$—	$—	$—	$44,995	$240,941
Interest income	1,010,237	1,114,553	1,395,506	9,782,881	21,865,805
Net income (loss) from securities lending	—	2,676	3,033	35,424	—
Withholding taxes on foreign income	—	(1)	—	4	—
Expenses (net of waiver and/or reimbursement)	(603,180)	(208,827)	(306,139)	(1,279,885)	(1,850,864)
Total investment income (loss)	407,057	908,401	1,092,400	8,583,419	20,255,882

Expenses:
Administration/Investment advisory fees (C)	111,173	28,107	39,461	182,026	166,682
Distribution fees	555,866	140,536	197,308	910,129	833,412
Trustees, CCO and deferred compensation fees	4,053	990	1,483	6,742	6,540
Audit and tax fees	14,068	10,093	10,649	17,381	16,173
Custody and accounting fees	21,853	11,100	11,100	11,100	11,100
Legal fees	8,573	2,107	2,951	13,544	11,900
Printing and shareholder reports fees	68,445	6,128	8,189	35,421	38,347
Registration fees	48,305	22,084	26,757	33,251	34,233
Other	13,427	1,894	2,470	9,187	8,025
Total expenses before waiver and/or reimbursement and recapture	845,763	223,039	300,368	1,218,781	1,126,412
Expenses waived and/or reimbursed	(589,433)	(69,740)	(103,130)	(194,347)	(193,809)
Recapture of previously waived and/or reimbursed fees	157,737	—	—	—	—
Net expenses	414,067	153,299	197,238	1,024,434	932,603
Net investment income (loss)	(7,010)	755,102	895,162	7,558,985	19,323,279

Net realized and change in unrealized gain (loss) on investments allocated from Series Portfolios/MP (B):
Net realized gain (loss)	6,489	(271,995)	(242,185)	3,195,662	(9,110,864)
Net change in unrealized appreciation (depreciation)	—	202,411	2,279,047	745,508	36,632,815
Net realized and change in unrealized gain (loss)	6,489	(69,584)	2,036,862	3,941,170	27,521,951
Net increase (decrease) in net assets resulting from operations	$(521)	$685,518	$2,932,024	$11,500,155	$46,845,230

(A)	Formerly, Money Market.
(B)	Master Portfolio (“MP”) applies only to Stock Index.
(C)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2016

	Balanced	Large Value	Stock Index	Large Core	Large Growth
Net investment income (loss) allocated from Series Portfolios/MP (A):
Dividend income	$62,915	$2,344,128	$13,400,825	$272,550	$1,020,591
Interest income	55,111	228	110,743	25	198
Net income (loss) from securities lending	572	49,211	36,673	2,285	45,130
Withholding taxes on foreign income	(400)	(3,662)	(30,504)	(531)	(8,408)
Expenses (net of waiver and/or reimbursement)	(24,849)	(430,514)	(158,363)	(67,243)	(638,420)
Total investment income (loss)	93,349	1,959,391	13,359,374	207,086	419,091

Expenses:
Administration/Investment advisory fees (B)	2,652	47,143	629,308	5,393	51,269
Distribution fees	13,263	235,717	1,573,269	26,964	256,344
Trustees, CCO and deferred compensation fees	99	1,751	12,009	164	1,916
Audit and tax fees	8,888	11,017	24,181	9,041	11,173
Custody and accounting fees	11,100	11,101	9,260	11,100	11,100
Legal fees	196	3,510	22,341	444	3,804
Printing and shareholder reports fees	1,255	9,823	60,887	1,873	10,613
Registration fees	20,420	24,379	40,211	20,548	23,283
Other	721	2,789	23,932	854	2,971
Total expenses before waiver and/or reimbursement and recapture	58,594	347,230	2,395,398	76,381	372,473
Expenses waived and/or reimbursed	(45,380)	(82,354)	(658,166)	(47,032)	(109,097)
Reimbursement of custody fees (C)	—	—	(75,888)	—	—
Net expenses	13,214	264,876	1,661,344	29,349	263,376
Net investment income (loss)	80,135	1,694,515	11,698,030	177,737	155,715

Net realized and change in unrealized gain (loss) on investments allocated from Series Portfolios/MP (A):
Net realized gain (loss)	159,723	(1,133,458)	17,326,076	53,941	8,322,753
Net change in unrealized appreciation (depreciation)	173,217	7,646,532	36,351,091	517,564	(7,744,083)
Net realized and change in unrealized gain (loss)	332,940	6,513,074	53,677,167	571,505	578,670
Net increase (decrease) in net assets resulting from operations	$413,075	$8,207,589	$65,375,197	$749,242	$734,385

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Investment advisory fees only apply to Stock Index.
(C)	Reimbursement of custody fees only apply to Stock Index. Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2016

	Mid Value	Mid Growth	Small Value	Small Core	Small Growth
Net investment income (loss) allocated from Series Portfolios/MP (A):
Dividend income	$7,323,324	$136,127	$113,034	$230,154	$59,331
Interest income	5,801	10	38	42	89
Net income (loss) from securities lending	197,732	3,764	4,720	4,014	7,506
Withholding taxes on foreign income	(39,630)	(1,036)	(130)	(44)	–
Expenses (net of waiver and/or reimbursement)	(2,898,709)	(121,049)	(56,810)	(100,716)	(97,264)
Total investment income (loss)	4,588,518	17,816	60,852	133,450	(30,338)

Expenses:
Administration/Investment advisory fees (B)	212,153	8,077	3,310	6,234	5,280
Distribution fees	1,060,767	40,385	16,551	31,170	26,400
Trustees, CCO and deferred compensation fees	8,186	316	131	250	207
Audit and tax fees	18,720	9,131	8,914	9,012	9,007
Custody and accounting fees	11,100	11,100	11,100	11,100	11,100
Legal fees	15,694	557	234	322	385
Printing and shareholder reports fees	40,140	2,263	1,762	1,705	1,736
Registration fees	48,627	18,421	9,642	20,527	19,959
Other	10,111	991	757	941	838
Total expenses before waiver and/or reimbursement and recapture	1,425,498	91,241	52,401	81,261	74,912
Expenses waived and/or reimbursed	(538,703)	(59,148)	(35,961)	(48,077)	(48,737)
Net expenses	886,795	32,093	16,440	33,184	26,175
Net investment income (loss)	3,701,723	(14,277)	44,412	100,266	(56,513)

Net realized and change in unrealized gain (loss) on investments allocated from Series Portfolios/MP (A):
Net realized gain (loss)	26,902,330	660,335	34,016	243,734	1,511,192
Net change in unrealized appreciation (depreciation)	31,988,336	1,163,662	1,123,681	2,263,938	574,720
Net realized and change in unrealized gain (loss)	58,890,666	1,823,997	1,157,697	2,507,672	2,085,912
Net increase (decrease) in net assets resulting from operations	$62,592,389	$1,809,720	$1,202,109	$2,607,938	$2,029,399

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2016

International Equity
Net investment income (loss) allocated from Series Portfolios/MP (A):
Dividend income	$1,393,865
Interest income	1,204
Net income (loss) from securities lending	36,318
Withholding taxes on foreign income	(156,550)
Expenses (net of waiver and/or reimbursement)	(340,825)
Total investment income (loss)	934,012

Expenses:
Administration/Investment advisory fees (B)	20,723
Distribution fees	103,616
Trustees, CCO and deferred compensation fees	802
Audit and tax fees	9,726
Custody and accounting fees	11,100
Legal fees	1,469
Printing and shareholder reports fees	4,654
Registration fees	21,516
Other	1,598
Total expenses before waiver and/or reimbursement and recapture	175,204
Expenses waived and/or reimbursed	(39,700)
Net expenses	135,504
Net investment income (loss)	798,508

Net realized and change in unrealized gain (loss) on investments allocated from Series Portfolios/MP (A):
Net realized gain (loss)	(1,906,564)
Net change in unrealized appreciation (depreciation)	1,923,757
Net realized and change in unrealized gain (loss)	17,193
Net increase (decrease) in net assets resulting from operations	$815,701

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Government Money Market (A)(B)		High Quality Bond		Inflation-Protected Securities
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations allocated from Series Portfolios/MP (C):
Net investment income (loss)	$(7,010)	$(1,695)	$755,102	$593,904	$895,162	$(110,902)
Net realized gain (loss)	6,489	1,131	(271,995)	(138,355)	(242,185)	(211,397)
Net change in unrealized appreciation (depreciation)	—	—	202,411	(213,731)	2,279,047	(1,382,713)
Net increase (decrease) in net assets resulting from operations	(521)	(564)	685,518	241,818	2,932,024	(1,705,012)

Dividends and/or distributions to shareholders:
Net investment income	—	—	(1,008,704)	(1,035,563)	(963,275)	(166,609)

Capital share transactions:
Proceeds from shares sold	109,672,973	244,618,004	13,158,060	20,856,010	9,978,849	17,416,587
Dividends and/or distributions reinvested	—	—	1,008,704	1,035,563	963,275	166,609
Cost of shares redeemed	(128,757,365)	(271,451,225)	(14,759,138)	(21,949,949)	(25,694,006)	(24,780,580)
Net increase (decrease) in net assets resulting from capital share transactions	(19,084,392)	(26,833,221)	(592,374)	(58,376)	(14,751,882)	(7,197,384)
Net increase (decrease) in net assets	(19,084,913)	(26,833,785)	(915,560)	(852,121)	(12,783,133)	(9,069,005)

Net assets:
Beginning of year	225,993,790	252,827,575	57,227,432	58,079,553	76,421,011	85,490,016
End of year	$206,908,877	$225,993,790	$56,311,872	$57,227,432	$63,637,878	$76,421,011
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$18,954	$3,454	$12,483	$—

Capital share transactions - shares:
Shares sold	109,672,973	244,618,037	1,296,514	2,037,939	1,027,438	1,795,963
Shares reinvested	—	—	99,617	101,649	98,887	17,446
Shares redeemed	(128,757,365)	(271,451,256)	(1,455,492)	(2,147,707)	(2,644,873)	(2,559,166)
Net increase (decrease) in shares outstanding	(19,084,392)	(26,833,219)	(59,361)	(8,119)	(1,518,548)	(745,757)

(A)	Formerly, Money Market.
(B)	Effective May 2, 2016, the Fund underwent a 10.06-for-1 share split. The Capital share transactions - shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	Master Portfolio (“MP”) applies only to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Core Bond		High Yield Bond		Balanced
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations allocated from Series Portfolios/MP (A):
Net investment income (loss)	$7,558,985	$7,868,705	$19,323,279	$18,817,180	$80,135	$73,919
Net realized gain (loss)	3,195,662	871,666	(9,110,864)	(5,400,798)	159,723	265,242
Net change in unrealized appreciation (depreciation)	745,508	(7,590,038)	36,632,815	(27,719,387)	173,217	(317,751)
Net increase (decrease) in net assets resulting from operations	11,500,155	1,150,333	46,845,230	(14,303,005)	413,075	21,410

Dividends and/or distributions to shareholders:
Net investment income	(8,450,944)	(8,469,520)	(19,326,965)	(18,707,263)	(84,529)	(79,030)
Net realized gains	(2,733,553)	(2,780,080)	—	—	—	—
Return of capital	—	—	(227,616)	—	—	—
Total dividends and/or distributions to shareholders	(11,184,497)	(11,249,600)	(19,554,581)	(18,707,263)	(84,529)	(79,030)

Capital share transactions:
Proceeds from shares sold	49,265,943	120,943,582	48,937,046	98,414,492	335,750	282,527
Dividends and/or distributions reinvested	11,184,497	11,249,600	19,554,581	18,707,263	84,529	79,030
Cost of shares redeemed	(117,221,441)	(159,150,869)	(61,738,943)	(119,193,777)	(592,014)	(703,375)
Net increase (decrease) in net assets resulting from capital share transactions	(56,771,001)	(26,957,687)	6,752,684	(2,072,022)	(171,735)	(341,818)
Net increase (decrease) in net assets	(56,455,343)	(37,056,954)	34,043,333	(35,082,290)	156,811	(399,438)

Net assets:
Beginning of year	373,605,164	410,662,118	305,039,843	340,122,133	5,272,662	5,672,100
End of year	$317,149,821	$373,605,164	$339,083,176	$305,039,843	$5,429,473	$5,272,662
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$—	$—	$4,410	$—

Capital share transactions - shares:
Shares sold	4,567,088	11,098,033	5,992,743	11,373,215	26,157	22,271
Shares reinvested	1,042,529	1,047,047	2,357,152	2,213,475	6,534	6,297
Shares redeemed	(10,923,906)	(14,601,139)	(7,452,089)	(13,920,956)	(46,059)	(55,267)
Net increase (decrease) in shares outstanding	(5,314,289)	(2,456,059)	897,806	(334,266)	(13,368)	(26,699)

(A)	Master Portfolio (“MP”) applies only to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Large Value		Stock Index		Large Core
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations allocated from Series Portfolios/MP (A):
Net investment income (loss)	$1,694,515	$1,220,392	$11,698,030	$13,565,288	$177,737	$102,141
Net realized gain (loss)	(1,133,458)	9,776,517	17,326,076	22,984,689	53,941	1,049,147
Net change in unrealized appreciation (depreciation)	7,646,532	(11,364,465)	36,351,091	(28,057,676)	517,564	(1,290,715)
Net increase (decrease) in net assets resulting from operations	8,207,589	(367,556)	65,375,197	8,492,301	749,242	(139,427)

Dividends and/or distributions to shareholders:
Net investment income	(1,735,308)	(1,234,875)	(12,705,081)	(13,645,101)	(181,583)	(103,756)

Capital share transactions:
Proceeds from shares sold	9,184,835	20,510,123	70,852,319	171,152,182	717,967	5,538,305
Dividends and/or distributions reinvested	1,735,308	1,234,875	12,705,081	13,645,101	181,583	103,756
Cost of shares redeemed	(17,518,104)	(23,515,630)	(282,419,446)	(360,407,295)	(2,829,799)	(1,275,962)
Net increase (decrease) in net assets resulting from capital share transactions	(6,597,961)	(1,770,632)	(198,862,046)	(175,610,012)	(1,930,249)	4,366,099
Net increase (decrease) in net assets	(125,680)	(3,373,063)	(146,191,930)	(180,762,812)	(1,362,590)	4,122,916

Net assets:
Beginning of year	99,418,037	102,791,100	707,280,913	888,043,725	11,995,182	7,872,266
End of year	$99,292,357	$99,418,037	$561,088,983	$707,280,913	$10,632,592	$11,995,182
Undistributed (distributions in excess of) net investment income (loss)	$7,142	$3,357	$—	$1,064,312	$239	$—

Capital share transactions - shares:
Shares sold	667,014	1,403,017	5,213,689	12,399,132	102,018	743,154
Shares reinvested	122,887	85,433	897,728	1,006,166	24,935	14,131
Shares redeemed	(1,262,918)	(1,589,661)	(20,334,073)	(26,163,056)	(397,863)	(169,269)
Net increase (decrease) in shares outstanding	(473,017)	(101,211)	(14,222,656)	(12,757,758)	(270,910)	588,016

(A)	Master Portfolio (“MP”) applies only to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Large Growth		Mid Value		Mid Growth
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations allocated from Series Portfolios/MP (A):
Net investment income (loss)	$155,715	$81,888	$3,701,723	$4,195,475	$(14,277)	$(62,655)
Net realized gain (loss)	8,322,753	6,771,603	26,902,330	27,154,876	660,335	3,093,288
Net change in unrealized appreciation (depreciation)	(7,744,083)	2,840,662	31,988,336	(33,644,437)	1,163,662	(2,847,870)
Net increase (decrease) in net assets resulting from operations	734,385	9,694,153	62,592,389	(2,294,086)	1,809,720	182,763

Dividends and/or distributions to shareholders:
Net investment income	(186,262)	(97,862)	(4,136,668)	(4,565,013)	—	—
Net realized gains	—	—	(21,952,974)	(46,590,194)	(1,611,795)	(2,967,739)
Total dividends and/or distributions to shareholders	(186,262)	(97,862)	(26,089,642)	(51,155,207)	(1,611,795)	(2,967,739)

Capital share transactions:
Proceeds from shares sold	6,537,096	17,259,408	79,767,867	111,162,775	1,991,283	4,537,258
Dividends and/or distributions reinvested	186,262	97,862	26,089,642	51,155,207	1,611,795	2,967,739
Cost of shares redeemed	(32,094,032)	(30,015,178)	(72,992,488)	(105,254,166)	(4,109,017)	(10,331,123)
Net increase (decrease) in net assets resulting from capital share transactions	(25,370,674)	(12,657,908)	32,865,021	57,063,816	(505,939)	(2,826,126)
Net increase (decrease) in net assets	(24,822,551)	(3,061,617)	69,367,768	3,614,523	(308,014)	(5,611,102)

Net assets:
Beginning of year	107,368,536	110,430,153	375,611,903	371,997,380	17,074,880	22,685,982
End of year	$82,545,985	$107,368,536	$444,979,671	$375,611,903	$16,766,866	$17,074,880
Undistributed (distributions in excess of) net investment income (loss)	$—	$1,993	$982,762	$—	$—	$—

Capital share transactions - shares:
Shares sold	559,762	1,452,403	4,780,172	5,844,292	193,931	328,485
Shares reinvested	15,363	8,300	1,434,827	3,000,175	153,055	285,085
Shares redeemed	(2,645,906)	(2,504,555)	(4,271,751)	(5,539,509)	(401,045)	(737,989)
Net increase (decrease) in shares outstanding	(2,070,781)	(1,043,852)	1,943,248	3,304,958	(54,059)	(124,419)

(A)	Master Portfolio (“MP”) applies only to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Small Value		Small Core		Small Growth
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations allocated from Series Portfolios/MP (A):
Net investment income (loss)	$44,412	$56,684	$100,266	$163,514	$(56,513)	$(22,509)
Net realized gain (loss)	34,016	1,661,673	243,734	545,416	1,511,192	586,226
Net change in unrealized appreciation (depreciation)	1,123,681	(2,146,639)	2,263,938	(2,180,059)	574,720	(171,343)
Net increase (decrease) in net assets resulting from operations	1,202,109	(428,282)	2,607,938	(1,471,129)	2,029,399	392,374

Dividends and/or distributions to shareholders:
Net investment income	(57,375)	(45,342)	(106,674)	(171,308)	—	(33,723)
Net realized gains	—	—	—	—	(1,649,182)	(382,727)
Total dividends and/or distributions to shareholders	(57,375)	(45,342)	(106,674)	(171,308)	(1,649,182)	(416,450)

Capital share transactions:
Proceeds from shares sold	396,114	389,385	1,271,274	1,553,920	1,036,363	1,390,580
Dividends and/or distributions reinvested	57,375	45,342	106,674	171,308	1,649,182	416,450
Cost of shares redeemed	(1,241,683)	(1,789,266)	(2,057,728)	(14,914,597)	(1,752,425)	(2,630,524)
Net increase (decrease) in net assets resulting from capital share transactions	(788,194)	(1,354,539)	(679,780)	(13,189,369)	933,120	(823,494)
Net increase (decrease) in net assets	356,540	(1,828,163)	1,821,484	(14,831,806)	1,313,337	(847,570)

Net assets:
Beginning of year	6,708,941	8,537,104	12,718,505	27,550,311	10,200,983	11,048,553
End of year	$7,065,481	$6,708,941	$14,539,989	$12,718,505	$11,514,320	$10,200,983
Undistributed (distributions in excess of) net investment income (loss)	$—	$9,430	$5,199	$5,202	$—	$—

Capital share transactions - shares:
Shares sold	18,331	17,547	79,729	103,092	55,268	71,683
Shares reinvested	2,697	2,079	7,379	11,691	86,526	22,872
Shares redeemed	(56,736)	(79,827)	(145,546)	(988,100)	(90,847)	(135,753)
Net increase (decrease) in shares outstanding	(35,708)	(60,201)	(58,438)	(873,317)	50,947	(41,198)

(A)	Master Portfolio (“MP”) applies only to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	International Equity
	December 31, 2016	December 31, 2015
From operations allocated from Series Portfolios/MP (A):
Net investment income (loss)	$798,508	$984,814
Net realized gain (loss)	(1,906,564)	(1,306,430)
Net change in unrealized appreciation (depreciation)	1,923,757	(197,047)
Net increase (decrease) in net assets resulting from operations	815,701	(518,663)

Dividends and/or distributions to shareholders:
Net investment income	(789,477)	(973,063)
Return of capital	—	(70,718)
Total dividends and/or distributions to shareholders	(789,477)	(1,043,781)

Capital share transactions:
Proceeds from shares sold	4,146,882	7,384,258
Dividends and/or distributions reinvested	789,477	1,043,781
Cost of shares redeemed	(6,229,071)	(16,949,363)
Net increase (decrease) in net assets resulting from capital share transactions	(1,292,712)	(8,521,324)
Net increase (decrease) in net assets	(1,266,488)	(10,083,768)

Net assets:
Beginning of year	43,156,775	53,240,543
End of year	$41,890,287	$43,156,775
Undistributed (distributions in excess of) net investment income (loss)	$22,113	$—

Capital share transactions - shares:
Shares sold	664,467	1,087,255
Shares reinvested	126,781	149,622
Shares redeemed	(989,922)	(2,404,761)
Net increase (decrease) in shares outstanding	(198,674)	(1,167,884)

(A)	Master Portfolio (“MP”) applies only to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Government Money Market (A)(B)
	December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations: (C)
Net investment income (loss) (D)	(0.00	)(E)	(0.00	)(E)	(0.00	)(E)	(0.00	)(E)	—
Net realized and unrealized gain (loss)	0.00	(E)	0.00	(E)	0.00	(E)	0.00	(E)	—
Total investment operations	(0.00	)(E)	(0.00	)(E)	(0.00	)(E)	(0.00	)(E)	—
Dividends and/or distributions to shareholders:
Net investment income	—		—		—		(0.00	)(E)	—
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (F)	0.00	%(G)	0.00	%(G)	0.00	%(G)	0.00	%(G)	0.00	%(G)
Ratio and supplemental data:
Net assets end of year (000’s)	$206,909		$225,994		$252,828		$316,371		$348,183
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.66%		0.62%		0.63%		0.62%		0.63%
Including waiver and/or reimbursement and recapture (H)	0.46	%(I)(J)	0.29%		0.23%		0.22%		0.18%
Net investment income (loss) to average net assets (C)	(0.00	)%(G)	(0.00	)%(G)	(0.00	)%(G)	(0.00	)%(G)	—%

(A)	Formerly, Money Market.
(B)	Effective May 2, 2016, the Fund underwent a 10.06-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(D)	Calculated based on average number of shares outstanding.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(G)	Rounds to less than 0.01% or (0.01)%.
(H)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(J)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	High Quality Bond
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.11		$10.25	$10.37	$10.57	$10.51
Investment operations: (A)
Net investment income (loss) (B)	0.14		0.10	0.13	0.16	0.19
Net realized and unrealized gain (loss)	(0.01)		(0.06)	(0.07)	(0.14)	0.08
Total investment operations	0.13		0.04	0.06	0.02	0.27
Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.18)	(0.18)	(0.22)	(0.21)
Net asset value, end of year	$10.06		$10.11	$10.25	$10.37	$10.57
Total return (C)	1.31%		0.38%	0.55%	0.19%	2.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$56,312		$57,227	$58,080	$64,958	$85,258
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	0.78%		0.76%	0.77%	0.75%	0.76%
Including waiver and/or reimbursement	0.64	%(D)(E)	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets (A)	1.34%		1.01%	1.21%	1.56%	1.83%
Portfolio turnover rate of Series Portfolio	92%		70%	92%	77%	68%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Inflation-Protected Securities
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$9.42		$9.65	$9.58	$10.78	$11.10
Investment operations: (A)
Net investment income (loss) (B)	0.11		(0.01)	0.09	0.02	0.13
Net realized and unrealized gain (loss)	0.25		(0.20)	0.18	(0.94)	0.63
Total investment operations	0.36		(0.21)	0.27	(0.92)	0.76
Dividends and/or distributions to shareholders:
Net investment income	(0.13)		—	(0.14)	(0.03)	(0.17)
Net realized gains	—		—	(0.03)	(0.25)	(0.91)
Return of capital	—		(0.02)	(0.03)	—	—
Total dividends and/or distributions to shareholders	(0.13)		(0.02)	(0.20)	(0.28)	(1.08)
Net asset value, end of year	$9.65		$9.42	$9.65	$9.58	$10.78
Total return (C)	3.76%		(2.18)%	2.74%	(8.55)%	6.88%
Ratio and supplemental data:
Net assets end of year (000’s)	$63,638		$76,421	$85,490	$86,788	$122,166
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	0.82%		0.80%	0.78%	0.76%	0.77%
Including waiver and/or reimbursement (D)	0.64	%(E)(F)	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets (A)	1.13%		(0.13)%	0.93%	0.23%	1.15%
Portfolio turnover rate of Series Portfolio	52%		54%	81%	99%	103%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	Core Bond
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$10.59		$10.88	$10.66	$11.21		$11.08
Investment operations: (A)
Net investment income (loss) (B)	0.23		0.22	0.25	0.26		0.31
Net realized and unrealized gain (loss)	0.11		(0.19)	0.39	(0.40)		0.55
Total investment operations	0.34		0.03	0.64	(0.14)		0.86
Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.24)	(0.29)	(0.38)		(0.37)
Net realized gains	(0.09)		(0.08)	(0.13)	(0.03)		(0.36)
Return of capital	—		—	—	(0.00	)(C)	—
Total dividends and/or distributions to shareholders	(0.34)		(0.32)	(0.42)	(0.41)		(0.73)
Net asset value, end of year	$10.59		$10.59	$10.88	$10.66		$11.21
Total return (D)	3.21%		0.21%	5.99%	(1.22)%		7.97%
Ratio and supplemental data:
Net assets end of year (000’s)	$317,150		$373,605	$410,662	$400,409		$445,634
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	0.71%		0.71%	0.72%	0.72%		0.73%
Including waiver and/or reimbursement	0.63	%(E)(F)	0.65%	0.65%	0.65%		0.65%
Net investment income (loss) to average net assets (A)	2.08%		1.99%	2.32%	2.39%		2.78%
Portfolio turnover rate of Series Portfolio	50%		46%	184%	200%		297%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	High Yield Bond
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$7.91		$8.74	$9.09	$9.02	$8.43
Investment operations: (A)
Net investment income (loss) (B)	0.48		0.47	0.51	0.56	0.62
Net realized and unrealized gain (loss)	0.68		(0.83)	(0.25)	0.07	0.60
Total investment operations	1.16		(0.36)	0.26	0.63	1.22
Dividends and/or distributions to shareholders:
Net investment income	(0.47)		(0.47)	(0.51)	(0.56)	(0.63)
Net realized gains	—		—	(0.10)	—	—
Return of capital	(0.01)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.48)		(0.47)	(0.61)	(0.56)	(0.63)
Net asset value, end of year	$8.59		$7.91	$8.74	$9.09	$9.02
Total return (C)	15.09%		(4.35)%	2.88%	7.20%	14.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$339,083		$305,040	$340,122	$317,237	$298,141
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	0.91%		0.91%	0.92%	0.92%	0.94%
Including waiver and/or reimbursement	0.83	%(D)(E)	0.85%	0.85%	0.85%	0.85%
Net investment income (loss) to average net assets (A)	5.80%		5.45%	5.60%	6.11%	6.97%
Portfolio turnover rate of Series Portfolio	38%		44%	97%	51%	102%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	Balanced
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$12.53		$12.68	$11.64	$10.08	$9.04
Investment operations: (A)
Net investment income (loss) (B)	0.19		0.17	0.18	0.13	0.15
Net realized and unrealized gain (loss)	0.82		(0.14)	1.06	1.67	1.04
Total investment operations	1.01		0.03	1.24	1.80	1.19
Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.18)	(0.20)	(0.24)	(0.15)
Net asset value, end of year	$13.33		$12.53	$12.68	$11.64	$10.08
Total return (C)	8.08%		0.28%	10.72%	18.04%	13.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,429		$5,273	$5,672	$5,741	$5,764
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.64%		1.44%	1.56%	1.55%	1.71%
Including waiver and/or reimbursement (D)	0.72	%(E)(F)	0.75%	0.75%	0.75%	0.75%
Net investment income (loss) to average net assets (A)	1.51%		1.34%	1.45%	1.19%	1.58%
Portfolio turnover rate of Series Portfolio	37%		50%	92%	123%	150%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Large Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$14.32		$14.60	$13.46	$9.92	$8.63
Investment operations: (A)
Net investment income (loss) (B)	0.25		0.18	0.13	0.17	0.17
Net realized and unrealized gain (loss)	1.04		(0.28)	1.15	3.55	1.30
Total investment operations	1.29		(0.10)	1.28	3.72	1.47
Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.18)	(0.14)	(0.18)	(0.18)
Net asset value, end of year	$15.35		$14.32	$14.60	$13.46	$9.92
Total return (C)	9.14%		(0.69)%	9.54%	37.73%	17.08%
Ratio and supplemental data:
Net assets end of year (000’s)	$99,292		$99,418	$102,791	$120,005	$107,969
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	0.84%		0.83%	0.83%	0.83%	0.84%
Including waiver and/or reimbursement	0.74	%(D)(E)(F)	0.75%	0.75%	0.75%	0.75%
Net investment income (loss) to average net assets (A)	1.80%		1.21%	0.96%	1.43%	1.81%
Portfolio turnover rate of Series Portfolio	48%		65%	69%	99%	48%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	Stock Index
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$13.67		$13.77	$12.36	$9.53	$8.44
Investment operations: (A)
Net investment income (loss) (B)	0.26	(C)	0.24	0.22	0.20	0.19
Net realized and unrealized gain (loss)	1.32		(0.10)	1.42	2.83	1.13
Total investment operations	1.58		0.14	1.64	3.03	1.32
Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.24)	(0.23)	(0.20)	(0.23)
Net asset value, end of year	$14.96		$13.67	$13.77	$12.36	$9.53
Total return (D)	11.66%		1.08%	13.33%	32.06%	15.71%
Ratio and supplemental data:
Net assets end of year (000’s)	$561,089		$707,281	$888,044	$1,011,521	$914,519
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	0.42%		0.42%	0.38%	0.38%	0.40%
Including waiver and/or reimbursement (E)	0.29	%(C)(F)	0.30%	0.30%	0.30%	0.30%
Net investment income (loss) to average net assets (A)	1.86	%(C)	1.73%	1.72%	1.80%	2.03%
Portfolio turnover rate of MP	4%		2%	3%	2%	10%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio (“MP”).
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the Fund. The Expenses to average net assets including waiver and/or reimbursement, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(E)	Includes reimbursement or waiver of fees at the underlying MP level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Large Core
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$7.29		$7.44	$6.53	$4.82	$4.18
Investment operations: (A)
Net investment income (loss) (B)	0.12		0.08	0.05	0.07	0.07
Net realized and unrealized gain (loss)	0.44		(0.16)	0.91	1.71	0.64
Total investment operations	0.56		(0.08)	0.96	1.78	0.71
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.07)	(0.05)	(0.07)	(0.07)
Net asset value, end of year	$7.73		$7.29	$7.44	$6.53	$4.82
Total return (C)	7.79%		(1.02)%	14.80%	37.13%	16.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$10,633		$11,995	$7,872	$7,478	$6,159
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.34%		1.28%	1.43%	1.46%	1.74%
Including waiver and/or reimbursement	0.90	%(D)(E)(F)	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets (A)	1.65%		1.04%	0.75%	1.16%	1.43%
Portfolio turnover rate of Series Portfolio	47%		64%	70%	116%	54%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	Large Growth
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$12.24		$11.25	$10.20	$7.58		$6.64
Investment operations: (A)
Net investment income (loss) (B)	0.02		0.01	0.02	0.03		0.04
Net realized and unrealized gain (loss)	0.08		0.99	1.05	2.62		0.94
Total investment operations	0.10		1.00	1.07	2.65		0.98
Dividends and/or distributions to shareholders:
Net investment income	(0.02)		(0.01)	(0.02)	(0.03)		(0.04)
Net asset value, end of year	$12.32		$12.24	$11.25	$10.20		$7.58
Total return (C)	0.84%		8.89%	10.46%	35.00%		14.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$82,546		$107,369	$110,430	$130,443		$137,751
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.01%		0.99%	1.01%	1.00%		1.01%
Including waiver and/or reimbursement	0.88	%(D)(E)	0.90%	0.90%	0.90	%(F)	0.90	%(F)
Net investment income (loss) to average net assets (A)	0.15%		0.07%	0.17%	0.32%		0.49%
Portfolio turnover rate of Series Portfolio	36%		33%	73%	49%		53%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(F)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Mid Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$16.54		$19.17	$20.91	$16.46		$13.96
Investment operations: (A)
Net investment income (loss) (B)	0.15		0.20	0.24	0.14		0.18
Net realized and unrealized gain (loss)	2.44		(0.34)	2.26	5.18		2.50
Total investment operations	2.59		(0.14)	2.50	5.32		2.68
Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.22)	(0.24)	(0.14)		(0.18)
Net realized gains	(0.91)		(2.27)	(4.00)	(0.73)		—
Total dividends and/or distributions to shareholders	(1.08)		(2.49)	(4.24)	(0.87)		(0.18)
Net asset value, end of year	$18.05		$16.54	$19.17	$20.91		$16.46
Total return (C)	15.72%		(0.65)%	12.75%	32.68%		19.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$444,980		$375,612	$371,997	$470,530		$349,963
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.03%		1.02%	1.03%	1.03%		1.05%
Including waiver and/or reimbursement	0.89	%(D)(E)	0.90%	0.90%	0.90	%(F)	0.90	%(F)
Net investment income (loss) to average net assets (A)	0.87%		1.07%	1.12%	0.73%		1.17%
Portfolio turnover rate of Series Portfolio	50%		37%	92%	53%		71%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(F)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.

For a share outstanding during the years indicated:	Mid Growth
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.54		$13.01	$14.09	$13.69	$12.04
Investment operations: (A)
Net investment income (loss) (B)	(0.01)		(0.04)	0.05	(0.03)	(0.01)
Net realized and unrealized gain (loss)	1.25		(0.20)	0.98	3.99	1.66
Total investment operations	1.24		(0.24)	1.03	3.96	1.65
Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.06)	—	—
Net realized gains	(1.07)		(2.23)	(1.97)	(3.56)	—
Return of capital	—		—	(0.08)	—	—
Total dividends and/or distributions to shareholders	(1.07)		(2.23)	(2.11)	(3.56)	—
Net asset value, end of year	$10.71		$10.54	$13.01	$14.09	$13.69
Total return (C)	12.13%		(1.60)%	7.83%	30.10%	13.70%
Ratio and supplemental data:
Net assets end of year (000’s)	$16,767		$17,075	$22,686	$33,879	$37,985
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.36%		1.22%	1.24%	1.18%	1.19%
Including waiver and/or reimbursement (D)	0.95	%(E)(F)	0.95%	0.95%	0.95%	0.95%
Net investment income (loss) to average net assets (A)	(0.09)%		(0.31)%	0.34%	(0.21)%	(0.09)%
Portfolio turnover rate of Series Portfolio	79%		70%	60%	234%	178%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Small Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$20.56		$22.08	$20.78	$15.65	$13.64
Investment operations: (A)
Net investment income (loss) (B)	0.14		0.16	0.15	0.06	0.18
Net realized and unrealized gain (loss)	3.79		(1.55)	1.31	5.22	1.97
Total investment operations	3.93		(1.39)	1.46	5.28	2.15
Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.13)	(0.16)	(0.15)	(0.14)
Net asset value, end of year	$24.31		$20.56	$22.08	$20.78	$15.65
Total return (C)	19.24%		(6.33)%	7.08%	33.88%	15.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$7,065		$6,709	$8,537	$11,948	$13,475
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.72%		1.73%	1.67%	1.41%	1.47%
Including waiver and/or reimbursement (D)	1.11	%(E)(F)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets (A)	0.67%		0.73%	0.73%	0.31%	1.22%
Portfolio turnover rate of Series Portfolio	89%		133%	18%	16%	15%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	Small Core
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$13.66		$15.27	$14.81	$11.17	$9.81
Investment operations: (A)
Net investment income (loss) (B)	0.12		0.12	0.12	0.06	0.09
Net realized and unrealized gain (loss)	3.01		(1.60)	0.46	3.64	1.36
Total investment operations	3.13		(1.48)	0.58	3.70	1.45
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.13)	(0.12)	(0.06)	(0.09)
Total dividends and/or distributions to shareholders	(0.12)		(0.13)	(0.12)	(0.06)	(0.09)
Net asset value, end of year	$16.67		$13.66	$15.27	$14.81	$11.17
Total return (C)	23.08%		(9.72)%	3.94%	33.23%	14.84%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,540		$12,719	$27,550	$30,567	$32,600
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.50%		1.32%	1.28%	1.27%	1.31%
Including waiver and/or reimbursement	1.07	%(D)(E)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets (A)	0.80%		0.82%	0.78%	0.46%	0.85%
Portfolio turnover rate of Series Portfolio	122%		132%	148%	195%	59%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Small Growth
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$18.15		$18.31	$17.80	$12.93	$12.79
Investment operations: (A)
Net investment income (loss) (B)	(0.10)		(0.04)	(0.11)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	3.84		0.65	0.62	4.98	0.20
Total investment operations	3.74		0.61	0.51	4.87	0.14
Dividends and/or distributions to shareholders:
Net investment income	—		(0.06)	—	—	—
Net realized gains	(3.11)		(0.71)	—	—	—
Total dividends and/or distributions to shareholders	(3.11)		(0.77)	—	—	—
Net asset value, end of year	$18.78		$18.15	$18.31	$17.80	$12.93
Total return (C)	20.35%		3.31%	2.87%	37.67%	1.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$11,514		$10,201	$11,049	$13,660	$12,761
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.66%		1.50%	1.61%	1.45%	1.62%
Including waiver and/or reimbursement (D)	1.17	%(E)(F)	1.15%	1.15%	1.15%	1.15%
Net investment income (loss) to average net assets (A)	(0.54)%		(0.20)%	(0.63)%	(0.71)%	(0.43)%
Portfolio turnover rate of Series Portfolio	75%		53%	78%	72%	209%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	International Equity
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$6.44		$6.77	$7.55	$6.73	$5.88
Investment operations: (A)
Net investment income (loss) (B)	0.12		0.14	0.19	0.08	0.09
Net realized and unrealized gain (loss)	0.00	(C)	(0.32)	(0.77)	0.82	0.90
Total investment operations	0.12		(0.18)	(0.58)	0.90	0.99
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.14)	(0.20)	(0.08)	(0.14)
Return of capital	—		(0.01)	—	—	—
Total dividends and/or distributions to shareholders	(0.12)		(0.15)	(0.20)	(0.08)	(0.14)
Net asset value, end of year	$6.44		$6.44	$6.77	$7.55	$6.73
Total return (D)	1.93%		(2.87)%	(7.97)%	13.50%	17.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$41,890		$43,157	$53,241	$80,876	$103,904
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.27%		1.21%	1.21%	1.20%	1.18%
Including waiver and/or reimbursement	1.15	%(E)(F)	1.15%	1.15%	1.15%	1.15%
Net investment income (loss) to average net assets (A)	1.93%		2.02%	2.58%	1.10%	1.39%
Portfolio turnover rate of Series Portfolio	23%		23%	28%	116%	23%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Partners Funds Group II (the “Trust”), a Massachusetts business trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The Trust is composed of twenty-one different series that are separate investment funds. Sixteen of the series are doing business as Transamerica Partners Institutional Fund Group, which are diversified open-ended management companies as defined by the 1940 Act. The funds (each, a “Fund” and collectively, the “Funds”) are listed below. Each Fund, with the exception of Transamerica Partners Institutional Stock Index, invests all of its investable assets in a corresponding series of Transamerica Partners Portfolios (the “Series Portfolio”). Transamerica Partners Institutional Stock Index invests all of its investable assets in the S&P 500 Index Master Portfolio (the “Master Portfolio” or “MP”).

Fund
Transamerica Partners Institutional Government Money Market (“Government Money Market”) (A)
Transamerica Partners Institutional High Quality Bond (“High Quality Bond”)
Transamerica Partners Institutional Inflation-Protected Securities (“Inflation-Protected Securities”)
Transamerica Partners Institutional Core Bond (“Core Bond”)
Transamerica Partners Institutional High Yield Bond (“High Yield Bond”)
Transamerica Partners Institutional Balanced (“Balanced”)
Transamerica Partners Institutional Large Value (“Large Value”)
Transamerica Partners Institutional Stock Index (“Stock Index”)
Transamerica Partners Institutional Large Core (“Large Core”)
Transamerica Partners Institutional Large Growth (“Large Growth”)
Transamerica Partners Institutional Mid Value (“Mid Value”)
Transamerica Partners Institutional Mid Growth (“Mid Growth”)
Transamerica Partners Institutional Small Value (“Small Value”)
Transamerica Partners Institutional Small Core (“Small Core”)
Transamerica Partners Institutional Small Growth (“Small Growth”)
Transamerica Partners Institutional International Equity (“International Equity”)

(A)	Formerly, Transamerica Partners Institutional Money Market. The Fund transitioned from a “prime” money market fund to a “government” money market fund on May 1, 2016.

The Funds’ Board of Trustees (the “Board”) approved the reorganization of each Fund (the “Target Funds”) into a new or existing series of Transamerica Funds (the “Destination Funds”).

The proposed reorganizations into existing Destination Funds are as follows:

Target Fund	Destination Fund
Government Money Market	Transamerica Government Money Market
Core Bond	Transamerica Intermediate Bond
High Yield Bond	Transamerica High Yield Bond
Mid Value	Transamerica Mid Cap Value Opportunities
Mid Growth	Transamerica Mid Cap Growth
Small Value	Transamerica Small Cap Value
Small Core	Transamerica Small Cap Core
Small Growth	Transamerica Small Cap Growth
International Equity	Transamerica International Equity

The proposed reorganizations into newly organized Destination Funds are as follows:

Target Fund	Destination Fund
High Quality Bond	Transamerica High Quality Bond
Inflation-Protected Securities	Transamerica Inflation-Protected Securities
Balanced	Transamerica Balanced II
Large Value	Transamerica Large Value Opportunities
Stock Index	Transamerica Stock Index
Large Core	Transamerica Large Core
Large Growth	Transamerica Large Growth

Each proposed reorganization is subject to Target Fund shareholder approval and other closing conditions. If the reorganizations are consummated, Target Fund shareholders will receive newly-issued Class R4 shares of the corresponding Destination Fund.

Transamerica Partners Institutional Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

1. ORGANIZATION (continued)

The financial statements of the Series Portfolio and the MP are included within this report and should be read in conjunction with the Funds’ financial statements.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Investment valuation: The value of each Fund’s investments in the corresponding Series Portfolio or MP, as noted within the Statements of Assets and Liabilities, reflects that Fund’s proportional interest in the net assets of the corresponding series of the Series Portfolio or the MP.

The valuation policy for the underlying securities held by the Series Portfolio is discussed in the Series Portfolio’s Notes to Financial Statements, which accompany this report. The valuation policy for the underlying securities held by the MP is discussed in the MP’s Notes to Financial Statements, which accompany this report.

Transamerica Partners Institutional Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Each Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the corresponding series of the Series Portfolio or the MP. All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Series Portfolio or the MP are allocated pro rata among the investors and recorded by the Funds on a daily basis.

Operating expenses: The Trust accounts separately for the assets, liabilities, and operations of each of the Funds. Expenses attributable to a Fund are charged to that Fund.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment adviser and administrator, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Trust are also officers and/or trustees of TAM, TFS, and TCI. No interested trustees, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receive compensation from the Trust. Similarly, none of the Trust’s officers and interested trustees receives compensation from the Funds. The independent trustees of the Trust are also trustees of the affiliated investment companies, for which they receive fees.

As of December 31, 2016, the percentage of each Fund’s interest in the Series Portfolio or MP, including any open receivable or payable, is as follows:

Fund	Percentage of Interest in Series Portfolio or MP
Government Money Market	22.04%
High Quality Bond	17.12
Inflation-Protected Securities	26.68
Core Bond	28.43
High Yield Bond	43.64
Balanced	3.63
Large Value	12.49
Stock Index	5.74
Large Core	3.70
Large Growth	12.29
Mid Value	51.95
Mid Growth	16.61
Small Value	10.02
Small Core	5.63
Small Growth	16.25
International Equity	11.29

Transamerica Partners Institutional Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2016, the percentage of each Fund’s net assets owned by affiliated investors are as follows:

Government Money Market	Value	Percentage of Net Assets
Transamerica Institutional Asset Allocation – Intermediate Horizon	$157,625	0.07%
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	102,460	0.05
Transamerica Institutional Asset Allocation – Long Horizon	74,511	0.04
Transamerica Institutional Asset Allocation – Short Horizon	18,668	0.01
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	21,643	0.01
Total	$374,907	0.18%

High Quality Bond
Transamerica Institutional Asset Allocation – Intermediate Horizon	$5,884,097	10.45%
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	874,071	1.55
Transamerica Institutional Asset Allocation – Long Horizon	135,508	0.24
Transamerica Institutional Asset Allocation – Short Horizon	1,886,201	3.35
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	1,415,178	2.51
Total	$10,195,055	18.10%

Inflation-Protected Securities
Transamerica Institutional Asset Allocation – Intermediate Horizon	$8,752,013	13.75%
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	3,745,155	5.89
Transamerica Institutional Asset Allocation – Long Horizon	902,844	1.42
Transamerica Institutional Asset Allocation – Short Horizon	1,853,222	2.91
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	1,411,928	2.22
Total	$16,665,162	26.19%

Core Bond
Transamerica Institutional Asset Allocation – Intermediate Horizon	$18,361,369	5.80%
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	6,423,250	2.03
Transamerica Institutional Asset Allocation – Long Horizon	1,062,027	0.33
Transamerica Institutional Asset Allocation – Short Horizon	5,589,585	1.76
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	3,628,948	1.14
Total	$35,065,179	11.06%

High Yield Bond
Transamerica Institutional Asset Allocation – Intermediate Horizon	$4,770,472	1.41%
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	1,850,937	0.55
Transamerica Institutional Asset Allocation – Long Horizon	587,137	0.17
Transamerica Institutional Asset Allocation – Short Horizon	1,295,496	0.38
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	947,742	0.28
Total	$9,451,784	2.79%

Large Value
Transamerica Institutional Asset Allocation – Intermediate Horizon	$11,399,999	11.48%
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	8,187,793	8.25
Transamerica Institutional Asset Allocation – Long Horizon	6,195,737	6.24
Transamerica Institutional Asset Allocation – Short Horizon	388,319	0.39
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	1,037,470	1.04
Total	$27,209,318	27.40%

Large Growth
Transamerica Institutional Asset Allocation – Intermediate Horizon	$10,605,066	12.85%
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	8,421,036	10.20
Transamerica Institutional Asset Allocation – Long Horizon	6,159,072	7.46
Transamerica Institutional Asset Allocation – Short Horizon	367,832	0.45
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	948,530	1.15
Total	$26,501,536	32.11%

Transamerica Partners Institutional Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Mid Value	Value	Percentage of Net Assets
Transamerica Institutional Asset Allocation – Intermediate Horizon	$2,522,063	0.57%
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	2,348,174	0.53
Transamerica Institutional Asset Allocation – Long Horizon	1,917,767	0.43
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	230,014	0.05
Total	$7,018,018	1.58%

Mid Growth
Transamerica Institutional Asset Allocation – Intermediate Horizon	$2,502,119	14.91%
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	2,135,311	12.74
Transamerica Institutional Asset Allocation – Long Horizon	1,778,877	10.61
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	234,128	1.40
Total	$6,650,435	39.66%

Small Value
Transamerica Institutional Asset Allocation – Intermediate Horizon	$2,540,231	35.96%
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	2,318,259	32.81
Transamerica Institutional Asset Allocation – Long Horizon	1,905,694	26.97
Total	$6,764,184	95.74%

Small Core
Transamerica Institutional Asset Allocation – Short Horizon	$258,868	1.78%
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	236,765	1.63
Total	$495,633	3.41%

Small Growth
Transamerica Institutional Asset Allocation – Intermediate Horizon	$2,577,082	22.37%
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	2,213,699	19.23
Transamerica Institutional Asset Allocation – Long Horizon	1,852,229	16.09
Total	$6,643,010	57.69%

International Equity
Transamerica Institutional Asset Allocation – Intermediate Horizon	$8,740,929	20.88%
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	7,319,672	17.47
Transamerica Institutional Asset Allocation – Long Horizon	5,920,266	14.13
Transamerica Institutional Asset Allocation – Short Horizon	239,309	0.57
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	709,299	1.69
Total	$22,929,475	54.74%

Investment advisory fees: TAM provides general investment advice to each Fund pursuant to the investment advisory agreement. For its services, with the exception of Stock Index, each Fund is allocated investment advisory fees based on the interest owned in the corresponding Series Portfolio. The advisory fees are accrued daily on Average Net Assets (“ANA”) and payable monthly at an annual rate set forth in the Series Portfolio’s Notes to Financial Statements, which accompany this report. Currently, each Fund, other than Stock Index, invests all of its assets in a corresponding Series Portfolio, and the fees payable to TAM under the investment advisory agreement are reduced completely by the aggregate advisory fees allocated to the Funds by the corresponding Series Portfolio. For all Funds, excluding Stock Index, the investment advisory fees for each Fund is included within the Statements of Operations within Net investment income (loss) allocated from the Series Portfolio, in Expenses (net of waiver and/or reimbursement).

Stock Index pays TAM an annual fee of 0.10% of the Fund’s daily ANA, which includes both advisory and administrative services. This amount is reduced by the advisory fee charged by the MP of 0.05%. The investment advisory fees for Stock Index are included in Administration/Investment advisory fees within the Statements of Operations.

TAM has contractually agreed to waive and/or reimburse expenses of each Fund through May 1, 2017, to the extent that total operating expenses based on daily ANAs, including the expenses of the Series Portfolio or MP, and excluding interest expense, brokerage commissions, and certain extraordinary expenses exceed the following stated annual operating expense limits to the Fund’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations. Fee waivers and/or reimbursements are not subject to recapture by TAM in future years.

Transamerica Partners Institutional Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Operating Expense Limit
Government Money Market	0.50%
High Quality Bond	0.65
Inflation-Protected Securities	0.65
Core Bond	0.65
High Yield Bond	0.85
Balanced	0.75
Large Value	0.75
Stock Index	0.30
Large Core	0.90
Large Growth	0.90
Mid Value	0.90
Mid Growth	0.95
Small Value	1.10
Small Core	1.10
Small Growth	1.15
International Equity	1.15

Government Money Market: TAM, on a voluntary basis and in addition to the contractual waivers, has agreed to waive fees and/or reimburse expenses of Money Market to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM at any time. TAM is entitled to recapture any amounts waived and/or reimbursed during any of the previous thirty-six months upon Money Market attaining such yield as the Trust’s officers reasonably determine. Waived and/or reimbursed expenses related to the maintenance of yield are included in Expenses waived and/or reimbursed within the Statement of Operations.

For the years ended December 31, 2014, December 31, 2015 and December 31, 2016, the amounts waived by TAM due to the maintenance of the yield are as follows:

Amounts Waived from Fiscal Years
2014	2015	2016	Total
$ 773,179	$ 493,299	$ 232,745	$ 1,499,223

As of December 31, 2016, the balances available for recapture by TAM due to the maintenance of the yield are as follows:

Amounts Available from Fiscal Years
2014	2015	2016	Total
$ 773,179	$ 493,299	$ 232,745	$ 1,499,223

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into an underwriting agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25%.

Administrative and transfer agent service fees: Effective March 1, 2016, the Trust has entered into an administrative services agreement with TAM for fund administration and transfer agent services. The Funds pay a fee to TAM (except Stock Index) at an annual rate of 0.05% on each Fund’s daily ANA. The administrative fees are included in Administration/Investment advisory fees within the Statements of Assets and Liabilities and Statements of Operations. TFS continues to provide transfer agency services to the Funds. The Funds do not pay a separate transfer agency fee. Prior to March 1, 2016, TFS provided administrative services to the Funds.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an

Transamerica Partners Institutional Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

4. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Funds had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Funds have no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Funds performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Government Money Market	1	100.00%	0.00%
High Quality Bond	1	100.00%	0.00%
Inflation-Protected Securities	1	100.00%	0.00%
Core Bond	1	100.00%	0.00%
High Yield Bond	1	98.94%	0.00%
Balanced	1	100.00%	0.00%
Large Value	1	100.00%	0.00%
Stock Index	1	100.00%	0.00%
Large Core	1	100.00%	0.00%
Large Growth	1	100.00%	0.00%
Mid Value	1	99.82%	0.00%
Mid Growth	1	100.00%	0.00%
Small Value	1	100.00%	0.00%
Small Core	1	100.00%	0.00%
Small Growth	1	100.00%	0.00%
International Equity	1	100.00%	0.00%

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distributions in excess of current earnings, capital

Transamerica Partners Institutional Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

loss carryforward expiration, ordinary loss netting to reduce short-term capital gains, partnership basis adjustments, adjustments to prior year accumulated balances, and net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (loss)
Government Money Market	$(198,720)	$7,010	$191,710
High Quality Bond	(33,405)	269,102	(235,697)
Inflation-Protected Securities	173,882	80,596	(254,478)
Core Bond	428,673	891,959	(1,320,632)
High Yield Bond	(1,782,260)	3,686	1,778,574
Balanced	(3,643,590)	8,804	3,634,786
Large Value	(3,006,544)	44,578	2,961,966
Stock Index	(2,829,826)	(57,261)	2,887,087
Large Core	(6,481,689)	4,085	6,477,604
Large Growth	(1,523,512)	28,554	1,494,958
Mid Value	1,642,756	1,417,707	(3,060,463)
Mid Growth	(62,132)	14,277	47,855
Small Value	(6,983)	3,533	3,450
Small Core	(13,008,381)	6,405	13,001,976
Small Growth	(248,137)	56,513	191,624
International Equity	(59,133,012)	13,082	59,119,930

As of December 31, 2016, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Expires on December 31,		Unlimited
Fund	2017	2018	Short-Term	Long-Term
High Quality Bond	$276,858	$—	$375,520	$1,030,348
Inflation-Protected Securities	—	—	877,133	1,263,592
High Yield Bond	—	—	3,046,914	9,637,548
Balanced	5,407,590	492,280	—	—
Large Value	243,514,419	—	1,216,143	—
Stock Index	—	163,680	—	—
Large Core	5,373,902	—	—	—
Large Growth	27,959,637	—	—	—
Small Value	2,521,996	—	—	—
Small Core	29,110,408	—	—	—
International Equity	175,849,038	—	247,451	1,696,789

During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Government Money Market	$198,199
Balanced	3,794,643
Large Value	3,039,251
Stock Index	20,213,163
Large Core	6,531,433
Large Growth	9,811,786
Small Value	33,646
Small Core	13,238,109
International Equity	58,385,680

Transamerica Partners Institutional Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are listed below. Funds not listed in the table below do not have distributions during 2016 and 2015.

	2016 Distributions Paid From			2015 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Government Money Market	$—	$—	$—	$—	$—	$—
High Quality Bond	1,008,704	—	—	1,035,563	—	—
Inflation-Protected Securities	963,275	—	—	—	—	166,609
Core Bond	10,748,393	436,104	—	10,749,178	500,422	—
High Yield Bond	19,326,965	—	227,616	18,707,263	—	—
Balanced	84,529	—	—	79,030	—	—
Large Value	1,735,308	—	—	1,234,875	—	—
Stock Index	12,705,081	—	—	13,645,101	—	—
Large Core	181,583	—	—	103,756	—	—
Large Growth	186,262	—	—	97,862	—	—
Mid Value	6,523,538	19,566,104	—	13,745,851	37,409,356	—
Mid Growth	197,937	1,413,858	—	375,751	2,591,988	—
Small Value	57,375	—	—	45,342	—	—
Small Core	106,674	—	—	171,308	—	—
Small Growth	17,224	1,631,958	—	—	416,450	—
International Equity	789,477	—	—	973,063	—	70,718

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Government Money Market	$—	$—	$—	$—	$—	$—
High Quality Bond	18,954	—	(1,682,726)	—	1,846,649	(537,962)
Inflation-Protected Securities	12,483	—	(2,140,725)	—	604,347	(662,207)
Core Bond	—	—	—	(2,502,855)	2,546,239	(2,512,264)
High Yield Bond	—	—	(12,684,462)	—	2,580,679	(838,777)
Balanced	4,410	—	(5,899,870)	—	(8,041,231)	461,133
Large Value	7,142	—	(244,730,562)	—	(114,438,479)	13,607,649
Stock Index	—	—	(163,680)	—	166,019,011	273,532,058
Large Core	239	—	(5,373,902)	—	(21,455,537)	1,098,611
Large Growth	—	—	(27,959,637)	—	(46,716,288)	20,094,455
Mid Value	3,553,529	4,276,023	—	—	(8,553,727)	61,696,408
Mid Growth	96,370	167,169	—	—	(2,388,266)	1,159,660
Small Value	—	—	(2,521,996)	—	3,704,478	1,334,783
Small Core	5,199	—	(29,110,408)	—	(49,836,813)	1,989,473
Small Growth	—	41,716	—	—	1,125,710	1,940,105
International Equity	22,113	—	(177,793,278)	—	(44,211,227)	(1,263,405)

Federal tax cost of investments: The net unrealized appreciation/depreciation of the Funds’ investment in the Series Portfolio/MP consists of an allocated portion of the Series Portfolio/MP unrealized appreciation/depreciation on a tax basis.

Fund	Market Value	Cost	Net Unrealized Appreciation (Depreciation)
Government Money Market	$206,989,145	$206,989,145	$—
High Quality Bond	56,309,035	56,846,997	(537,962)
Inflation-Protected Securities	63,625,438	64,287,645	(662,207)
Core Bond	325,519,542	328,031,806	(2,512,264)
High Yield Bond	362,850,789	363,689,566	(838,777)

Transamerica Partners Institutional Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Market Value	Cost	Net Unrealized Appreciation (Depreciation)
Balanced	$5,442,632	$4,981,499	$461,133
Large Value	99,129,498	85,521,849	13,607,649
Stock Index	561,283,025	287,750,967	273,532,058
Large Core	10,644,982	9,546,371	1,098,611
Large Growth	101,126,047	81,031,592	20,094,455
Mid Value	452,369,648	390,673,240	61,696,408
Mid Growth	16,769,267	15,609,607	1,159,660
Small Value	7,078,608	5,743,825	1,334,783
Small Core	14,279,192	12,289,719	1,989,473
Small Growth	11,518,512	9,578,407	1,940,105
International Equity	41,020,514	42,283,919	(1,263,405)

6. STOCK SPLIT

Effective May 2, 2016, Government Money Market underwent a 10.06-for-1 share split. The net effect of the share split was to decrease each Fund’s NAV per share and increase the number of shares outstanding, with no impact to the aggregate market value of shares outstanding. The historical capital share activity presented within the Statements of Changes in Net Assets and the per share data presented within the Financial Highlights have been retroactively adjusted to reflect the share split.

7. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

8. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Funds custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to Stock Index in September 2016 as a reimbursement. The amounts applicable to Stock Index, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Partners Institutional Funds Group	Annual Report 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Partners Funds Group II:

We have audited the accompanying statements of assets and liabilities of Transamerica Partners Institutional Government Money Market Fund (formerly, Transamerica Partners Institutional Money Market Fund), Transamerica Partners Institutional High Quality Bond Fund, Transamerica Partners Institutional Inflation-Protected Securities Fund, Transamerica Partners Institutional Core Bond Fund, Transamerica Partners Institutional High Yield Bond Fund, Transamerica Partners Institutional Balanced Fund, Transamerica Partners Institutional Large Value Fund, Transamerica Partners Institutional Stock Index Fund, Transamerica Partners Institutional Large Core Fund, Transamerica Partners Institutional Large Growth Fund, Transamerica Partners Institutional Mid Value Fund, Transamerica Partners Institutional Mid Growth Fund, Transamerica Partners Institutional Small Value Fund, Transamerica Partners Institutional Small Core Fund, Transamerica Partners Institutional Small Growth Fund and Transamerica Partners Institutional International Equity Fund (sixteen of the funds constituting Transamerica Partners Funds Group II) (collectively, the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds (sixteen of the funds constituting Transamerica Partners Funds Group II) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Partners Institutional Funds Group	Annual Report 2016

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the long-term capital gain designations for the year ended December 31, 2016 are as follows:

Fund	Long-Term Capital Gain Designation
Core Bond	$436,104
Mid Value	19,566,104
Mid Growth	1,413,858
Small Growth	1,631,958

Transamerica Partners Institutional Funds Group	Annual Report 2016

Management Review

(unaudited)

MARKET ENVIRONMENT

Investors were greeted with quite a few points of angst at the beginning of 2016. Among the major concerns were rapidly declining energy prices, a weakening Chinese economy and recessionary fears in the U.S. After an initial sell-off that took the S&P 500® down by over 10%, risk assets recovered, and the S&P 500® was back to even for the year by the end of the first quarter.

The second quarter ushered in relative calm to markets, with support coming from a string of better-than-expected economic news, including metrics on the consumer and employment. Energy markets rebounded somewhat, and yields on Treasuries crept lower as inflation fears remained subdued. The end of the second quarter was met with higher volatility after the surprise result of Great Britain’s referendum to leave the European Union (“Brexit”).

The third quarter began with markets still reeling from Brexit, but like most of the sell-offs in this eight-year bull market, the stresses subsided quickly and new all-time highs were reached in the Dow Jones Industrial Average and the S&P 500® by mid-July. The highs in equity markets corresponded with the yearly low of 1.37% reached on the 10-year U.S. Treasury, as investors saw a continuation of slow but positive economic growth and low but stable inflation.

The fourth quarter was defined by two major events; one was expected, one was not. Investors were met with a November surprise when businessman Donald Trump, who was forecast to lose by most polling agencies, defeated Hillary Clinton in the Presidential election. An initial negative reaction was short-lived, and markets quickly began to see the win as a potential economic regime shift toward higher inflation, more infrastructure spending and less regulation. All three of these dynamics were viewed as “pro-growth” by the business community and asset markets, with most equity and commodity markets achieving gains. Market rates spiked notably with the yield on the benchmark 10-year Treasury moving to 2.45% by year end, causing the largest drop in the broad bond market since 2013.

The other major dynamic affecting markets in the fourth quarter was the highly anticipated federal funds rate increase in December. This second rate increase in as many years was of little surprise to investors, as it had been well forecasted by the U.S. Federal Reserve (“Fed”) and well predicted by the futures markets. Perhaps more interesting to investors was the Fed’s projection that its base case was for multiple rate increases in 2017, hinting that it saw the potential for increasing inflation and strong employment markets.

PERFORMANCE

Transamerica Institutional Asset Allocation – Short Horizon: For the year ended December 31, 2016, Transamerica Institutional Asset Allocation – Short Horizon returned 4.48%. By comparison its primary and secondary benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the Transamerica Institutional Asset Allocation – Short Horizon Benchmark Blend, returned 2.65% and 4.89%, respectively.

Transamerica Institutional Asset Allocation – Short/Intermediate Horizon: For the year ended December 31, 2016, Transamerica Institutional Asset Allocation – Short/Intermediate Horizon returned 4.90%. By comparison its primary, secondary, and additional benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® and the Transamerica Institutional Asset Allocation— Short/Intermediate Horizon Benchmark Blend, returned 2.65%, 11.96% and 6.20%, respectively.

Transamerica Institutional Asset Allocation – Intermediate Horizon: For the year ended December 31, 2016, Transamerica Institutional Asset Allocation – Intermediate Horizon returned 5.74%. By comparison its primary, secondary, and additional benchmarks, the S&P 500®, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Transamerica Institutional Asset Allocation – Intermediate Horizon Benchmark Blend, returned 11.96%, 2.65% and 7.55%, respectively.

Transamerica Institutional Asset Allocation – Intermediate/Long Horizon: For the year ended December 31, 2016, Transamerica Institutional Asset Allocation – Intermediate/Long Horizon returned 6.34%. By comparison its primary and secondary benchmarks, the S&P 500® and the Transamerica Institutional Asset Allocation – Intermediate/Long Horizon Benchmark Blend, returned 11.96% and 8.74%, respectively.

Transamerica Institutional Asset Allocation – Long Horizon: For the year ended December 31, 2016, Transamerica Institutional Asset Allocation – Long Horizon returned 7.07%. By comparison its primary and secondary benchmarks, the S&P 500® and the Transamerica Institutional Asset Allocation – Long Horizon Benchmark Blend, returned 11.96% and 9.78%, respectively.

STRATEGY REVIEW

Our Transamerica Institutional Asset Allocation Funds seek to simplify the investment decision and diversification processes by providing investors with a set of funds with pre-determined target asset allocations based on different retirement time horizons. The underlying equity and fixed income components are invested proportionally. Each Transamerica Institutional Asset Allocation Funds has a unique fixed income and equity allocation.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Management Review

(unaudited)

STRATEGY REVIEW (continued)

Transamerica Institutional Asset Allocation – Short Horizon invests approximately 90% in fixed income funds and 10% in equity funds.

The Fund’s best-performing holding in 2016 on an absolute basis was Transamerica Partners Institutional Small Core with a gain of 23.08%. Its target weight in the portfolio was 2%. Transamerica Partners Institutional High Yield Bond, which returned 15.09%, was the largest positive contributor to portfolio performance.

While no holdings produced negative returns for the full year, Transamerica Partners Institutional Large Growth added minimally to portfolio returns with a return of 0.75% and a portfolio weighting of 3%.

The holding that achieved the strongest benchmark-relative performance (i.e., outperformed its underlying benchmark by the most) during the period was Transamerica Partners Institutional Mid Growth, while Transamerica Partners Institutional Large Value had the weakest benchmark-relative performance.

Transamerica Institutional Asset Allocation – Short/Intermediate Horizon invests approximately 70% in fixed income funds and 30% in equity funds.

The Fund’s best-performing holding in 2016 on an absolute basis was Transamerica Partners Institutional Small Core with a gain of 23.08%. Its target weight in the portfolio was 2%. Transamerica Partners Institutional High Yield Bond, which returned 15.09%, was the largest positive contributor to portfolio performance.

While no holdings produced negative returns for the full year, Transamerica Partners Institutional Large Growth added minimally to portfolio returns with a full year return of 0.75% and a portfolio weighting of 8.5%.

The holding that achieved the strongest benchmark-relative performance (i.e., outperformed its underlying benchmark by the most) during the period was Transamerica Partners Institutional Mid Growth, while Transamerica Partners Institutional Large Value had the weakest benchmark-relative performance.

Transamerica Institutional Asset Allocation – Intermediate Horizon invests approximately 50% in fixed income funds and 50% in equity funds.

Over the full year, Transamerica Partners Institutional Small Growth was the best performing holding with a gain of 20.35%. It was assigned a target allocation in the portfolio of 3%. Transamerica Partners Institutional Large Value was the largest positive contributor to overall performance.

While no holdings produced negative returns for the full year 2016, Transamerica Partners Institutional Large Growth with an allocation of 13% and Transamerica Partners Institutional High Quality Bond with an 8% allocation added the least to portfolio returns with full year returns of 0.75% and 1.31%, respectively.

The holding that achieved the strongest benchmark-relative performance (i.e., outperformed its underlying benchmark by the most) during the period was Transamerica Partners Institutional Small Growth, while Transamerica Partners Institutional Small Value had the weakest benchmark-relative performance.

Transamerica Institutional Asset Allocation – Intermediate/Long Horizon invests approximately 30% in fixed income funds and 70% in equity funds.

The Fund’s best-performing holding in 2016 on an absolute basis was Transamerica Partners Institutional Small Growth with a gain of 20.35%. It was assigned a target allocation in the portfolio of 4.5%. Transamerica Partners Institutional Large Value was largest positive contributor to overall portfolio performance.

While no holdings produced negative returns for the full year, Transamerica Partners Institutional High Quality Bond added only minimally to portfolio returns with a full year return of 1.31% and a portfolio weighting of 2%.

The holding that achieved the strongest benchmark-relative performance (i.e., outperformed its underlying benchmark by the most) during the period was Transamerica Partners Institutional Small Growth, while Transamerica Partners Institutional Small Value had the weakest benchmark-relative performance.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Management Review

(unaudited)

STRATEGY REVIEW (continued)

Transamerica Institutional Asset Allocation – Long Horizon invests approximately 10% in fixed income funds and 90% in equity funds.

The Fund’s best-performing holding in 2016 on an absolute basis was Transamerica Partners Institutional Small Growth with a gain of 20.35%. It was assigned a target allocation in the portfolio of 6%. Transamerica Partners Institutional Large Value was the largest positive contributor to overall portfolio performance.

While no holdings produced negative returns for the full year 2016, Transamerica Partners Institutional High Quality Bond added little to portfolio returns with a full year return of 1.31% and a portfolio weighting of only 0.5%.

The holding that achieved the strongest benchmark-relative performance (i.e., outperformed its underlying benchmark by the most) during the period was Transamerica Partners Institutional Small Growth, while Transamerica Partners Institutional Small Value had the weakest benchmark-relative performance.

Christopher A. Staples, CFA

Kane S. Cotton, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Partners Institutional Funds Group	Annual Report 2016

Transamerica Institutional Asset Allocation – Short Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Institutional Asset Allocation - Short Horizon	4.48%	3.51%	4.24%	09/11/2000
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	4.34%
Transamerica Institutional Asset Allocation - Short Horizon Benchmark Blend (A) (B) (C) (D) (E) (F) (G) (H)	4.89%	3.32%	4.44%

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Asset Allocation - Short Horizon Benchmark Blend is composed of the following benchmarks: 46% Bloomberg Barclays U.S. Aggregate Bond Index, 17% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 15% Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, 10% BofA Merrill Lynch High Yield Master II Index, 8% Russell 3000® Index, 2% Citigroup 3-Month Treasury Bill Index, and 2% MSCI World Index ex-U.S.

(C) The BofA Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(D) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(E) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(F) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(G) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

(H) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Transamerica Institutional Asset Allocation – Short/Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	4.90%	5.29%	4.30%	09/11/2000
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	4.34%
S&P 500® (B)	11.96%	14.66%	6.95%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon Benchmark Blend (A) (C) (D) (E) (F) (G) (H) (I)	6.20%	5.40%	4.86%

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Transamerica Asset Allocation - Short/Intermediate Horizon Benchmark Blend is composed of the following benchmarks: 34% Bloomberg Barclays U.S. Aggregate Bond Index, 23% Russell 3000® Index, 14% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 12% Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, 8% BofA Merrill Lynch High Yield Master II Index, 7% MSCI World Index ex-U.S., and 2% Citigroup 3-Month Treasury Bill Index.

(D) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The BofA Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(F) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(H) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(I) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Transamerica Institutional Asset Allocation – Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Institutional Asset Allocation - Intermediate Horizon	5.74%	7.07%	4.37%	09/11/2000
S&P 500® (A)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	2.65%	2.23%	4.34%
Transamerica Institutional Asset Allocation - Intermediate Horizon Benchmark Blend (B) (C) (D) (E) (F) (G) (H) (I)	7.55%	7.52%	5.25%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Asset Allocation - Intermediate Horizon Bloomberg Benchmark Blend is composed of the following benchmarks: 38% Russell 3000® Index, 24% Bloomberg Barclays U.S. Aggregate Bond Index, 12% MSCI World Index ex-U.S., 10% Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, 8% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 6% BofA Merrill Lynch High Yield Master II Index, and 2% Citigroup 3-Month Treasury Bill Index.

(D) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The BofA Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(H) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(I) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Transamerica Institutional Asset Allocation – Intermediate/Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	6.34%	8.66%	4.25%	09/11/2000
S&P 500® (A)	11.96%	14.66%	6.95%
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon Benchmark Blend (B) (C) (D) (E) (F) (G) (H) (I) (J)	8.74%	9.56%	5.48%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Asset Allocation - Intermediate/Long Horizon Benchmark Blend is composed of the following benchmarks: 52% Russell 3000® Index, 18% MSCI World Index ex-U.S., 15% Bloomberg Barclays U.S. Aggregate Bond Index, 7% Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, 4% BofA Merrill Lynch High Yield Master II Index, 2% BofA Merrill Lynch 1-3 Year U.S. Treasury Index 2%, and 2% Citigroup 3-Month Treasury Bill Index.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(E) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(H) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(I) The BofA Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(J) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Transamerica Institutional Asset Allocation – Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Institutional Asset Allocation - Long Horizon	7.07%	10.23%	3.97%	09/11/2000
S&P 500® (A)	11.96%	14.66%	6.95%
Transamerica Institutional Asset Allocation - Long Horizon Benchmark Blend (B) (C) (D) (E) (F) (G) (H)	9.78%	11.54%	5.53%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Asset Allocation - Long Horizon Benchmark Blend is composed of the following benchmarks: 66% Russell 3000® Index, 24% MSCI World Index ex-U.S., 4% Bloomberg Barclays U.S. Aggregate Bond Index, 2% BofA Merrill Lynch High Yield Master II Index, 2% Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, and 2% Citigroup 3-Month Treasury Bill Index.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(E) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(G) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(H) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including advisory fees. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)
Transamerica Institutional Asset Allocation - Short Horizon	$1,000.00	$1,005.40	$0.50	$1,024.60	$0.51	0.10%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	1,000.00	1,024.10	0.51	1,024.60	0.51	0.10
Transamerica Institutional Asset Allocation - Intermediate Horizon	1,000.00	1,044.10	0.51	1,024.60	0.51	0.10
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	1,000.00	1,062.00	0.52	1,024.60	0.51	0.10
Transamerica Institutional Asset Allocation - Long Horizon	1,000.00	1,083.30	0.52	1,024.60	0.51	0.10

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Schedules of Investments Composition

At December 31, 2016

(unaudited)

Transamerica Institutional Asset Allocation - Short Horizon

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	89.3%
U.S. Equity Funds	8.5
International Equity Fund	2.0
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Institutional Asset Allocation - Short/Intermediate Horizon

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	68.4%
U.S. Equity Funds	24.8
International Equity Fund	6.6
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Institutional Asset Allocation - Intermediate Horizon

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.9%
U.S. Equity Funds	40.8
International Equity Fund	11.1
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Institutional Asset Allocation - Intermediate/Long Horizon

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	55.8%
U.S. Fixed Income Funds	28.1
International Equity Fund	15.9
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Institutional Asset Allocation - Long Horizon

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	69.5%
International Equity Fund	20.8
U.S. Fixed Income Funds	9.4
Money Market Fund	0.3
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Transamerica Institutional Asset Allocation – Short Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 2.0%
Transamerica Partners Institutional International Equity (A)	37,160	$ 239,309

Money Market Fund - 0.2%
Transamerica Partners Institutional Government Money Market (A) (B)	18,668	18,668

U.S. Equity Funds - 8.5%
Transamerica Partners Institutional Large Growth (A)	29,881	367,832
Transamerica Partners Institutional Large Value (A)	25,298	388,319
Transamerica Partners Institutional Small Core (A)	15,529	258,868

		1,015,019

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 89.3%
Transamerica Partners Institutional Core Bond (A)	527,817	$ 5,589,585
Transamerica Partners Institutional High Quality Bond (A)	187,495	1,886,201
Transamerica Partners Institutional High Yield Bond (A)	150,814	1,295,496
Transamerica Partners Institutional Inflation-Protected Securities (A)	192,044	1,853,222

		10,624,504

Total Investment Companies (Cost $12,029,552)		11,897,500

Total Investments (Cost $12,029,552) (C)		11,897,500
Net Other Assets (Liabilities) - (0.0)% (D)		(1,013)

Net Assets - 100.0%		$ 11,896,487

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$11,897,500	$—	$—	$11,897,500

Total Investments	$11,897,500	$—	$—	$11,897,500

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in shares of an affiliated fund of Transamerica Partners Institutional Funds Group.
(B)	Non-income producing security.
(C)	Aggregate cost for federal income tax purposes is $12,406,200. Aggregate gross unrealized appreciation and depreciation for all securities is $120,776 and $629,476, respectively. Net unrealized depreciation for tax purposes is $508,700.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Transamerica Institutional Asset Allocation – Short/ Intermediate Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 6.6%
Transamerica Partners Institutional International Equity (A)	110,140	$ 709,299

Money Market Fund - 0.2%
Transamerica Partners Institutional Government Money Market (A) (B)	21,643	21,643

U.S. Equity Funds - 24.8%
Transamerica Partners Institutional Large Growth (A)	77,054	948,530
Transamerica Partners Institutional Large Value (A)	67,588	1,037,470
Transamerica Partners Institutional Mid Growth (A) (B)	21,861	234,128
Transamerica Partners Institutional Mid Value (A)	12,743	230,014
Transamerica Partners Institutional Small Core (A)	14,203	236,765

		2,686,907

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 68.4%
Transamerica Partners Institutional Core Bond (A)	342,677	$ 3,628,948
Transamerica Partners Institutional High Quality Bond (A)	140,674	1,415,178
Transamerica Partners Institutional High Yield Bond (A)	110,331	947,742
Transamerica Partners Institutional Inflation-Protected Securities (A)	146,314	1,411,928

		7,403,796

Total Investment Companies (Cost $10,896,837)		10,821,645

Total Investments (Cost $10,896,837) (C)		10,821,645
Net Other Assets (Liabilities) - (0.0)% (D)		(919)

Net Assets - 100.0%		$ 10,820,726

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$10,821,645	$—	$—	$10,821,645

Total Investments	$10,821,645	$—	$—	$10,821,645

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in shares of an affiliated fund of Transamerica Partners Institutional Funds Group.
(B)	Non-income producing security.
(C)	Aggregate cost for federal income tax purposes is $11,197,560. Aggregate gross unrealized appreciation and depreciation for all securities is $229,495 and $605,410, respectively. Net unrealized depreciation for tax purposes is $375,915.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Transamerica Institutional Asset Allocation – Intermediate Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 11.1%
Transamerica Partners Institutional International Equity (A)	1,357,287	$ 8,740,929

Money Market Fund - 0.2%
Transamerica Partners Institutional Government Money Market (A) (B)	157,625	157,625

U.S. Equity Funds - 40.8%
Transamerica Partners Institutional Large Growth (A)	861,500	10,605,066
Transamerica Partners Institutional Large Value (A)	742,671	11,399,999
Transamerica Partners Institutional Mid Growth (A) (B)	233,625	2,502,119
Transamerica Partners Institutional Mid Value (A)	139,726	2,522,063
Transamerica Partners Institutional Small Growth (A) (B)	137,225	2,577,082
Transamerica Partners Institutional Small Value (A)	104,493	2,540,231

		32,146,560

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 47.9%
Transamerica Partners Institutional Core Bond (A)	1,733,840	$ 18,361,369
Transamerica Partners Institutional High Quality Bond (A)	584,900	5,884,097
Transamerica Partners Institutional High Yield Bond (A)	555,352	4,770,472
Transamerica Partners Institutional Inflation-Protected Securities (A)	906,944	8,752,013

		37,767,951

Total Investment Companies (Cost $73,944,979)		78,813,065

Total Investments (Cost $73,944,979) (C)		78,813,065
Net Other Assets (Liabilities) - (0.0)% (D)		(6,691)

Net Assets - 100.0%		$ 78,806,374

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$78,813,065	$—	$—	$78,813,065

Total Investments	$78,813,065	$—	$—	$78,813,065

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in shares of an affiliated fund of Transamerica Partners Institutional Funds Group.
(B)	Non-income producing security.
(C)	Aggregate cost for federal income tax purposes is $75,196,714. Aggregate gross unrealized appreciation and depreciation for all securities is $5,435,456 and $1,819,105, respectively. Net unrealized appreciation for tax purposes is $3,616,351.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Transamerica Institutional Asset Allocation – Intermediate/Long Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 15.9%
Transamerica Partners Institutional International Equity (A)	1,136,595	$ 7,319,672

Money Market Fund - 0.2%
Transamerica Partners Institutional Government Money Market (A) (B)	102,460	102,460

U.S. Equity Funds - 55.8%
Transamerica Partners Institutional Large Growth (A)	684,081	8,421,036
Transamerica Partners Institutional Large Value (A)	533,407	8,187,793
Transamerica Partners Institutional Mid Growth (A) (B)	199,375	2,135,311
Transamerica Partners Institutional Mid Value (A)	130,093	2,348,174
Transamerica Partners Institutional Small Growth (A) (B)	117,875	2,213,699
Transamerica Partners Institutional Small Value (A)	95,362	2,318,259

		25,624,272

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 28.1%
Transamerica Partners Institutional Core Bond (A)	606,539	$ 6,423,250
Transamerica Partners Institutional High Quality Bond (A)	86,886	874,071
Transamerica Partners Institutional High Yield Bond (A)	215,476	1,850,937
Transamerica Partners Institutional Inflation-Protected Securities (A)	388,099	3,745,155

		12,893,413

Total Investment Companies (Cost $40,564,690)		45,939,817

Total Investments (Cost $40,564,690) (C)		45,939,817
Net Other Assets (Liabilities) - (0.0)% (D)		(3,892)

Net Assets - 100.0%		$ 45,935,925

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$45,939,817	$—	$—	$45,939,817

Total Investments	$45,939,817	$—	$—	$45,939,817

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in shares of an affiliated fund of Transamerica Partners Institutional Funds Group.
(B)	Non-income producing security.
(C)	Aggregate cost for federal income tax purposes is $41,350,623. Aggregate gross unrealized appreciation and depreciation for all securities is $5,732,784 and $1,143,590, respectively. Net unrealized appreciation for tax purposes is $4,589,194.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Transamerica Institutional Asset Allocation – Long Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 20.8%
Transamerica Partners Institutional International Equity (A)	919,296	$ 5,920,266

Money Market Fund - 0.3%
Transamerica Partners Institutional Government Money Market (A) (B)	74,511	74,511

U.S. Equity Funds - 69.5%
Transamerica Partners Institutional Large Growth (A)	500,331	6,159,072
Transamerica Partners Institutional Large Value (A)	403,631	6,195,737
Transamerica Partners Institutional Mid Growth (A) (B)	166,095	1,778,877
Transamerica Partners Institutional Mid Value (A)	106,247	1,917,767
Transamerica Partners Institutional Small Growth (A) (B)	98,628	1,852,229
Transamerica Partners Institutional Small Value (A)	78,391	1,905,694

		19,809,376

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 9.4%
Transamerica Partners Institutional Core Bond (A)	100,286	$ 1,062,027
Transamerica Partners Institutional High Quality Bond (A)	13,470	135,508
Transamerica Partners Institutional High Yield Bond (A)	68,351	587,137
Transamerica Partners Institutional Inflation-Protected Securities (A)	93,559	902,844

		2,687,516

Total Investment Companies (Cost $25,231,094)		28,491,669

Total Investments (Cost $25,231,094) (C)		28,491,669
Net Other Assets (Liabilities) - (0.0)% (D)		(2,409)

Net Assets - 100.0%		$ 28,489,260

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$28,491,669	$—	$—	$28,491,669

Total Investments	$28,491,669	$—	$—	$28,491,669

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in shares of an affiliated fund of Transamerica Partners Institutional Funds Group.
(B)	Non-income producing security.
(C)	Aggregate cost for federal income tax purposes is $26,137,734. Aggregate gross unrealized appreciation and depreciation for all securities is $3,074,613 and $720,678, respectively. Net unrealized appreciation for tax purposes is $2,353,935.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2016

	Short Horizon	Short/Intermediate Horizon	Intermediate Horizon	Intermediate/Long Horizon	Long Horizon
Assets:
Affiliated investments, at value (A)	$11,897,500	$10,821,645	$78,813,065	$45,939,817	$28,491,669
Receivables and other assets:
Shares sold	—	—	121,914	9,669	17,414
Affiliated investments sold	4,137	51,220	191,024	—	—
Total assets	11,901,637	10,872,865	79,126,003	45,949,486	28,509,083

Liabilities:
Payables and other liabilities:
Shares redeemed	4,136	25,630	—	—	—
Affiliated investments purchased	—	25,590	312,938	9,669	17,414
Investment advisory fees	1,014	919	6,691	3,892	2,409
Total liabilities	5,150	52,139	319,629	13,561	19,823
Net assets	$11,896,487	$10,820,726	$78,806,374	$45,935,925	$28,489,260

Net assets consist of:
Paid-in capital	$13,937,217	$16,354,464	$131,426,557	$119,933,489	$94,682,652
Accumulated net realized gain (loss)	(1,908,678)	(5,458,546)	(57,488,269)	(79,372,691)	(69,453,967)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(132,052)	(75,192)	4,868,086	5,375,127	3,260,575
Net assets	$11,896,487	$10,820,726	$78,806,374	$45,935,925	$28,489,260
Shares of common stock outstanding ($0.00001 par value)	1,088,066	985,404	6,661,912	3,818,054	2,484,136
Net asset value per share	$10.93	$10.98	$11.83	$12.03	$11.47

(A) Affiliated investments, at cost	$12,029,552	$10,896,837	$73,944,979	$40,564,690	$25,231,094

STATEMENTS OF OPERATIONS

For the year ended December 31, 2016

	Short Horizon	Short/Intermediate Horizon	Intermediate Horizon	Intermediate/Long Horizon	Long Horizon
Investment Income:
Dividend income from affiliated investments	$322,079	$258,599	$1,555,304	$768,828	$384,971
Total investment income	322,079	258,599	1,555,304	768,828	384,971

Expenses:
Investment advisory fees	12,258	11,339	78,405	46,480	27,759
Total expenses	12,258	11,339	78,405	46,480	27,759
Net investment income (loss)	309,821	247,260	1,476,899	722,348	357,212

Net realized gain (loss) on:
Affiliated investments	(28,206)	(14,110)	1,766,102	1,050,793	731,569
Distributions received from affiliated investments	7,314	34,724	717,206	592,660	488,310
Net realized gain (loss)	(20,892)	20,614	2,483,308	1,643,453	1,219,879

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	256,358	270,290	408,953	488,229	342,929
Net realized and change in unrealized gain (loss)	235,466	290,904	2,892,261	2,131,682	1,562,808
Net increase (decrease) in net assets resulting from operations	$545,287	$538,164	$4,369,160	$2,854,030	$1,920,020

The Notes to Financial Statements are an integral part of this report.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Short Horizon		Short/Intermediate Horizon		Intermediate Horizon
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$309,821	$308,637	$247,260	$286,009	$1,476,899	$1,339,597
Net realized gain (loss)	(20,892)	(38,859)	20,614	858,239	2,483,308	4,708,055
Net change in unrealized appreciation (depreciation)	256,358	(285,090)	270,290	(934,713)	408,953	(5,416,280)
Net increase (decrease) in net assets resulting from operations	545,287	(15,312)	538,164	209,535	4,369,160	631,372

Dividends and/or distributions to shareholders:
Net investment income	(310,689)	(313,657)	(248,020)	(291,897)	(1,480,306)	(1,372,680)

Capital share transactions:
Proceeds from shares sold	1,954,572	2,586,242	1,288,133	3,701,883	10,435,762	10,588,272
Dividends and/or distributions reinvested	310,689	313,657	248,020	291,897	1,480,306	1,372,680
Cost of shares redeemed	(2,952,762)	(7,843,832)	(3,176,520)	(14,536,447)	(15,611,816)	(24,595,141)
Net increase (decrease) in net assets resulting from capital share transactions	(687,501)	(4,943,933)	(1,640,367)	(10,542,667)	(3,695,748)	(12,634,189)
Net increase (decrease) in net assets	(452,903)	(5,272,902)	(1,350,223)	(10,625,029)	(806,894)	(13,375,497)

Net assets:
Beginning of year	12,349,390	17,622,292	12,170,949	22,795,978	79,613,268	92,988,765
End of year	$11,896,487	$12,349,390	$10,820,726	$12,170,949	$78,806,374	$79,613,268
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$—	$—	$—	$—

Capital share transactions - shares:
Shares issued	178,867	233,233	119,299	333,067	897,138	898,701
Shares reinvested	28,419	28,734	22,798	26,756	127,615	118,063
Shares redeemed	(270,410)	(706,005)	(294,520)	(1,305,179)	(1,345,696)	(2,075,894)
Net increase (decrease) in shares outstanding	(63,124)	(444,038)	(152,423)	(945,356)	(320,943)	(1,059,130)

	Intermediate/Long Horizon		Long Horizon
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$722,348	$709,388	$357,212	$384,275
Net realized gain (loss)	1,643,453	2,971,152	1,219,879	3,171,019
Net change in unrealized appreciation (depreciation)	488,229	(3,181,631)	342,929	(3,075,546)
Net increase (decrease) in net assets resulting from operations	2,854,030	498,909	1,920,020	479,748

Dividends and/or distributions to shareholders:
Net investment income	(725,060)	(733,319)	(357,604)	(399,677)

Capital share transactions:
Proceeds from shares sold	2,161,166	6,769,075	2,413,487	5,057,487
Dividends and/or distributions reinvested	725,060	733,319	357,604	399,677
Cost of shares redeemed	(7,380,941)	(14,005,519)	(4,503,317)	(12,203,415)
Net increase (decrease) in net assets resulting from capital share transactions	(4,494,715)	(6,503,125)	(1,732,226)	(6,746,251)
Net increase (decrease) in net assets	(2,365,745)	(6,737,535)	(169,810)	(6,666,180)

Net assets:
Beginning of year	48,301,670	55,039,205	28,659,070	35,325,250
End of year	$45,935,925	$48,301,670	$28,489,260	$28,659,070
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$—	$—

Capital share transactions - shares:
Shares issued	192,867	564,758	228,161	447,473
Shares reinvested	62,153	62,360	32,577	35,808
Shares redeemed	(642,115)	(1,165,220)	(418,671)	(1,075,963)
Net increase (decrease) in shares outstanding	(387,095)	(538,102)	(157,933)	(592,682)

The Notes to Financial Statements are an integral part of this report.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Short Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.73	$11.05	$10.91	$11.03	$10.68
Investment operations:
Net investment income (loss) (A) (B)	0.28	0.23	0.28	0.30	0.49
Net realized and unrealized gain (loss)	0.20	(0.31)	0.16	(0.12)	0.38
Total investment operations	0.48	(0.08)	0.44	0.18	0.87
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.24)	(0.30)	(0.30)	(0.52)
Net asset value, end of year	$10.93	$10.73	$11.05	$10.91	$11.03
Total return (C)	4.48%	(0.72)%	4.07%	1.67%	8.27%
Ratio and supplemental data:
Net assets end of year (000’s)	$11,896	$12,349	$17,622	$24,002	$28,713
Expenses to average net assets (D)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (B)	2.53%	2.07%	2.55%	2.70%	4.49%
Portfolio turnover rate (E)	49%	60%	133%	75%	110%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Short/Intermediate Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.70	$10.94	$10.77	$10.23	$9.67
Investment operations:
Net investment income (loss) (A) (B)	0.24	0.20	0.27	0.26	0.37
Net realized and unrealized gain (loss)	0.28	(0.22)	0.18	0.54	0.58
Total investment operations	0.52	(0.02)	0.45	0.80	0.95
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.22)	(0.28)	(0.26)	(0.39)
Net asset value, end of year	$10.98	$10.70	$10.94	$10.77	$10.23
Total return (C)	4.90%	(0.25)%	4.21%	7.94%	9.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$10,821	$12,171	$22,796	$22,787	$24,309
Expenses to average net assets (D)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (B)	2.18%	1.82%	2.47%	2.45%	3.69%
Portfolio turnover rate (E)	45%	108%	106%	86%	95%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Intermediate Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.40	$11.56	$11.32	$10.14	$9.39
Investment operations:
Net investment income (loss) (A) (B)	0.22	0.18	0.25	0.22	0.31
Net realized and unrealized gain (loss)	0.43	(0.15)	0.26	1.19	0.75
Total investment operations	0.65	0.03	0.51	1.41	1.06
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.19)	(0.27)	(0.23)	(0.31)
Net asset value, end of year	$11.83	$11.40	$11.56	$11.32	$10.14
Total return (C)	5.74%	0.26%	4.50%	14.04%	11.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$78,806	$79,613	$92,989	$121,450	$158,181
Expenses to average net assets (D)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (B)	1.88%	1.57%	2.19%	2.07%	3.08%
Portfolio turnover rate (E)	45%	42%	76%	69%	62%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Intermediate/Long Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.49	$11.60	$11.34	$9.64	$8.74
Investment operations:
Net investment income (loss) (A) (B)	0.18	0.16	0.24	0.20	0.22
Net realized and unrealized gain (loss)	0.54	(0.10)	0.27	1.71	0.92
Total investment operations	0.72	0.06	0.51	1.91	1.14
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.17)	(0.25)	(0.21)	(0.24)
Net asset value, end of year	$12.03	$11.49	$11.60	$11.34	$9.64
Total return (C)	6.34%	0.49%	4.57%	19.90%	13.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$45,936	$48,302	$55,039	$82,639	$85,876
Expenses to average net assets (D)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (B)	1.55%	1.36%	2.04%	1.90%	2.35%
Portfolio turnover rate (E)	20%	30%	109%	43%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Long Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.85	$10.92	$10.66	$8.58	$7.62
Investment operations:
Net investment income (loss) (A) (B)	0.14	0.13	0.21	0.15	0.13
Net realized and unrealized gain (loss)	0.62	(0.06)	0.27	2.10	0.96
Total investment operations	0.76	0.07	0.48	2.25	1.09
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.14)	(0.22)	(0.17)	(0.13)
Net asset value, end of year	$11.47	$10.85	$10.92	$10.66	$8.58
Total return (C)	7.07%	0.63%	4.55%	26.33%	14.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$28,489	$28,659	$35,325	$32,711	$36,047
Expenses to average net assets (D)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (B)	1.29%	1.19%	1.98%	1.61%	1.54%
Portfolio turnover rate (E)	28%	43%	69%	58%	119%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Partners Funds Group (the “Trust”), a Massachusetts business trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The Trust is composed of twenty-one different series that are separate investment funds. Five of the series are doing business as Transamerica Institutional Asset Allocation Funds, which are non-diversified open-end management companies as defined by the 1940 Act. The funds (each, a “Fund” and collectively, the “Funds”) are listed below. Each Fund invests substantially all of its investable assets among certain series of Transamerica Partners Funds Group II (“Funds Group II”). Certain series of the Funds Group II invest substantially all of their investable assets in a corresponding series of the Transamerica Partners Portfolios (the “Series Portfolio”).

Fund
Transamerica Institutional Asset Allocation - Short Horizon (“Short Horizon”)
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon (“Short/Intermediate Horizon”)
Transamerica Institutional Asset Allocation - Intermediate Horizon (“Intermediate Horizon”)
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon (“Intermediate/Long Horizon”)
Transamerica Institutional Asset Allocation - Long Horizon (“Long Horizon”)

The Funds’ Board of Trustees (the “Board”) approved the reorganization of each Fund (the “Target Funds”) into a new series of Transamerica Funds (the “Destination Funds”).

The proposed reorganizations into newly organized Destination Funds are as follows:

Target Fund	Destination Fund
Short Horizon	Transamerica Asset Allocation Short Horizon
Short/Intermediate Horizon	Transamerica Asset Allocation Intermediate Horizon
Intermediate Horizon
Intermediate/Long Horizon	Transamerica Asset Allocation Long Horizon
Long Horizon

Each proposed reorganization is subject to Target Fund shareholder approval and other closing conditions. If the reorganizations are consummated, Target Fund shareholders will receive newly-issued Class R4 shares of the corresponding Destination Fund.

The financial statements of the Funds Group II and the Series Portfolio are included within this report.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds. TAM provides continuous and regular investment management services to the Funds. TAM is responsible for the day-to-day management of the Funds. TAM makes day-to-day securities purchase and sale decisions without the use of a sub-adviser and selects the combination and amount of underlying Series Portfolios to invest in based on each Fund’s investment objective. For each of the Series Portfolio, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations to the Series Portfolio.

Effective March 1, 2016, TAM’s investment management services also now include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided supervisory and administrative services to the Funds.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from affiliated investments, if any, are recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Funds are from investments in shares of affiliated investments. Income or short-term capital gain distributions received from affiliated investments are recorded as dividend income. Long-term capital gain distributions received from affiliated investments are recorded as realized gains.

Operating expenses: The Trust accounts separately for the assets, liabilities, and operations of each Fund. Each Fund will indirectly bear the fees and expenses reflected in the corresponding Funds Group II Net Asset Value (“NAV”). These expenses are not reflected in the expenses within the Statements of Operations of the Fund and are not included in the ratios to Average Net Assets (“ANA”) shown within the Financial Highlights.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income and distributions from net realized capital gains, if any, will normally be declared quarterly and annually, respectively, and reinvested in additional full and fractional shares.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The value of each Fund’s investment in a corresponding series of the Funds Group II is valued at the NAV per share of each underlying fund at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments, at December 31, 2016, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Each Fund invests substantially all of its investable assets among certain series of the Funds Group II and certain series of the Funds Group II invests substantially all of its investable assets in the Series Portfolio. The summary of the inputs used for each Series Portfolio, in valuing each Portfolio’s assets carried at fair value are discussed in the Security Valuation section of the Series Portfolio’s Notes to Financial Statements, which are attached to this report. Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying funds. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy. Each Fund records its investment in the series of its respective Funds Group II at value. The valuation policies of the underlying series of the Funds Group II are discussed in the Significant Accounting Policies section of the Funds Group II’s Notes to Financial Statements, which are attached to this report.

4. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment adviser and administrator, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Investment advisory fees: TAM provides general investment advice to each Fund pursuant to the investment advisory agreement. For its services, each Fund pays advisory fees accrued daily and payable monthly, at an annual rate equal to 0.10% of each Fund’s daily ANA.

TAM is also the investment adviser of the Funds Group. The NAVs of the Funds Group will reflect the fees and other expenses paid by Funds Group to TAM or its affiliates. TAM directly pays all other ordinary expenses, which include fees related to audit, custody, legal, printing, trustees, and registration.

Distribution, administrative and transfer agent service fees: Effective March 1, 2016, the Trust has entered into an administrative services agreement with TAM for fund administration and transfer agent services. TAM receives no additional compensation for providing administrative services to the Funds. Prior to March 1, 2016, TFS provided administrative services to the Funds.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TFS continues to provide transfer agency services to the Funds. TFS and TCI receive no separate compensation for providing transfer agent and distribution services.

Certain officers and trustees of the Trust are also officers and/or directors of TAM, TFS, and TCI, and other affiliates, including the Funds Group II and the Series Portfolio. No interested trustees, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receive compensation from the Trust. Similarly, none of the Trust’s officers and interested trustees receive compensation from the Funds. The independent trustees are also trustees of the affiliated funds, for which they receive fees.

All Fund holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statements of Operations.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

5. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Funds had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Funds have no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Funds performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Short Horizon	1	100.00%	0.00%
Short/Intermediate Horizon	1	100.00%	0.00%
Intermediate Horizon	1	100.00%	0.00%
Intermediate/Long Horizon	1	100.00%	0.00%
Long Horizon	1	100.00%	0.00%

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
Short Horizon	$5,991,952	$7,002,480
Short/Intermediate Horizon	5,077,057	6,976,909
Intermediate Horizon	35,145,293	40,399,835
Intermediate/Long Horizon	9,115,303	14,381,791
Long Horizon	7,897,773	10,015,397

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund of the Trust is a separate entity for federal income tax purposes. The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

tax benefits in interest and penalties expense within Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distributions in excess of current earnings and prior year non-real estate investment trust return of capital reversal. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Short Horizon	$(868)	$868	$—
Short/Intermediate Horizon	(760)	760	—
Intermediate Horizon	(3,407)	3,407	—
Intermediate/Long Horizon	(2,712)	2,712	—
Long Horizon	(392)	392	—

As of December 31, 2016, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Expires on December 31,		Unlimited
Fund	2017	2018	Long-Term
Short Horizon	$730,795	$801,235	$—
Short/Intermediate Horizon	1,561,331	3,581,949	14,543
Intermediate Horizon	28,007,618	28,228,916	—
Intermediate/Long Horizon	22,676,440	55,910,318	—
Long Horizon	36,988,036	31,559,291	—

During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are as follows.

Fund	Capital Loss Carryforwards Utilized/Expired
Short Horizon	$36,796
Intermediate Horizon	2,814,006
Intermediate/Long Horizon	1,449,031
Long Horizon	1,084,087

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are listed below.

	2016 Distributions Paid From			2015 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Short Horizon	$310,689	$—	$—	$313,657	$—	$—
Short/Intermediate Horizon	248,020	—	—	291,897	—	—
Intermediate Horizon	1,480,306	—	—	1,372,680	—	—
Intermediate/Long Horizon	725,060	—	—	733,319	—	—
Long Horizon	357,604	—	—	399,677	—	—

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Short Horizon	$—	$—	$(1,532,030)	$—	$—	$(508,700)
Short/Intermediate Horizon	—	—	(5,157,823)	—	—	(375,915)
Intermediate Horizon	—	—	(56,236,534)	—	—	3,616,351
Intermediate/Long Horizon	—	—	(78,586,758)	—	—	4,589,194
Long Horizon	—	—	(68,547,327)	—	—	2,353,935

8. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Partners Funds Group:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Institutional Asset Allocation – Short Horizon, Transamerica Institutional Asset Allocation – Short/Intermediate Horizon, Transamerica Institutional Asset Allocation – Intermediate Horizon, Transamerica Institutional Asset Allocation – Intermediate/Long Horizon and Transamerica Institutional Asset Allocation – Long Horizon (five of the funds constituting Transamerica Partners Funds Group) (collectively, the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds (five of the funds constituting Transamerica Partners Funds Group) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds (“TF”), Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 184 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

The Board Members of each Trust and each Portfolio Trust, their age, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company
(2010 – present);

				184	Director, Massachusetts Fidelity Trust Company (since 2014); Director, Aegon Global Funds (since 2016)

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (68)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	184	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (64)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	184	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (60)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);	184	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida
(1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia
(1976 – 1991).

David W. Jennings (70)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	184	N/A
Russell A. Kimball, Jr. (72)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	184	N/A
Patricia L. Sawyer (66)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present);	184	Honorary Trustee, Bryant University (1996 – present)

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)

Board Member, TIS (2007 – 2015);

Board Member, TII (2008 – 2010);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.

John W. Waechter (64)	Board Member	Since 2007	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	184	Operation PAR, Inc. (non-profit organization) (2008 – present); Remember Honor Support, Inc. (non-profit organization) (2013 – present) Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with each Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See previous table.
Tané T. Tyler (51)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Assistant General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013).

Christopher A. Staples (46)	Vice President and Chief Investment Officer, Advisory Services	Since 2007

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), TIS;

Senior Director, Investments, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer
(2007 – 2010);

Vice President – Investment Administration
(2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), TAM; Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (55)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (46)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS
(2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman
(2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (48)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).

Scott M. Lenhart (55)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc.
(1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of each Trust.

Transamerica Institutional Asset Allocation Funds	Annual Report 2016

Appendix A

Transamerica Partners Portfolios

Transamerica Partners High Quality Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

The year ended with generally positive returns to the fixed income markets, as the Bloomberg Barclays U.S. Aggregate Bond Index and BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index returned 2.65% and 1.28%, respectively. However, these returns masked volatility experienced during the year. The first half of the year was characterized by gradually declining interest rates. Rates ended the year higher than where they started after a significant increase in rates following the U.S. presidential election. Interest rates moved higher in the fourth quarter on the expectation of policies from the new administration that could benefit economic growth, but also drive inflation higher. Rates also moved higher as the U.S. Federal Reserve raised its target federal funds rate to a range of 0.5% - 0.75% in December.

After a tumultuous first quarter, spreads on credit sector securities tightened the remainder of the year, ending near two-year lows. Spread moves were typically led by the corporate bond sector. Much of the high-grade fixed income market was the beneficiary of investments from non-domestic buyers during 2016. Given very low rates, and in many cases negative rates, in other fixed income markets, international buyers were happy to purchase high-quality, dollar-denominated assets with significantly higher yields than what they could find domestically. These flows helped to fuel the spread tightening of dollar-denominated fixed income securities. Levels of new issuance varied across the fixed income sectors. Investment grade corporate new issuance set a new record, while issuance in the structured sectors was more muted.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners High Quality Bond Portfolio returned 1.51%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index, returned 1.28%.

STRATEGY REVIEW

With the tightening of the spread sectors in 2016, the primary driver of performance was an overweight to the spread sectors, particularly the structured sectors. Both asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) contributed substantially to relative performance. Contribution from overweight positions in industrials and financials was also positive, while underweighting utilities hurt returns.

Specific security selection was also an important factor in performance. The Portfolio’s energy holdings aided performance, as the energy sector rallied significantly after widening in the first quarter. The Portfolio’s specific real estate investment trust and brokerage holdings also contributed to relative performance.

Curve positioning had a modest negative impact. The Treasury curve flattened in 2016; short rates rose more than longer rates. The Portfolio’s overweight to the 0 to 1-year and 2 to 3-year duration buckets weighed.

Allocation within sectors changed during the year. In ABS, an allocation to auto loan subordinated tranches increased. These tranches have well-enhanced credit support, well-performing collateral and provide a significant increase in yield relative to the senior tranches. In CMBS, we trimmed holdings of mezzanine CMBS in the second half of the year, preferring to move into agency CMBS, as the spreads between non-agency and agency paper had compressed. At year end, the Portfolio’s yield to maturity was higher and duration was lower than the benchmark.

Jennifer K. Wynn, CFA

Peter S. Kaplan, CFA

Co-Portfolio Managers

Merganser Capital Management, LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

(unaudited)

MARKET ENVIRONMENT

In 2016, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index and the Bloomberg Barclays World Government Inflation-Linked Bond Index posted returns of 4.68% and 10.22%, respectively. The U.S. 10-year, break-even inflation rate widened by approximately 25%, closing at 1.97%. This marked a sharp rebound from the energy induced sell-off at the start of the year, when break-evens reached the lows of 1.2% in February. The reflationary narrative began in the middle of the year, with consistent core consumer price index between the 2.2% and 2.3% year-over-year level, but there was diffusion of strength within index components, such as apparel, shelter and medical care.

Immediately following the results of the U.S. election, markets generally perceived Donald Trump’s political agenda as supportive of the reflationary narrative, as nominal rates sold off to near-term highs; the 10-year U.S. Treasury closed at 2.4%. The U.S. Federal Reserve (“Fed”) hiked the policy rate by 25 basis points (“bps”) at the December Federal Open Market Committee meeting. The median forecast of the federal funds rate showed a slightly faster pace of hiking in 2017, by three times, against two contained in the September projections.

Globally, the June 23 U.K. referendum resulted in a leave vote from the European Union (“Brexit”), resulting in over 7% depreciation of the sterling to multidecade lows against the U.S. dollar. Following the initial Brexit shock, U.K. break-evens plunged 16-20 bps across the curve, but retraced to close the year higher. Yields on German bunds rallied into negative territory for the first time ever on June 14. The Bank of Japan left its policy rate unchanged at (0.10)%, and it introduced quantitative and qualitative easing. The bank scrapped the average maturity targeting for Japanese government bonds and stated that it will buy them so that 10-year yields remain around the current level.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Inflation-Protected Securities Portfolio returned 4.03%. By comparison, its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, returned 4.68%.

STRATEGY REVIEW

Long U.S. break-even positioning was a detractor over the first half of year. In the first six weeks, long U.S. break-even positioning was a detractor as energy prices plummeted, but the retracement higher in break-evens in March contributed marginally to performance. Long break-even positioning continued to detract as inflation expectations narrowed in the latter portion of the second quarter.

Over the second half of the year, break-even positioning benefited performance, especially in the wake of the U.S. election as inflation expectations rose meaningfully. Detractors included the Portfolio’s aggregate European and short Japanese nominal bond positioning. Long New Zealand real rate positioning was a contributor. Within currencies, short British pound vs. Australian dollar and Japanese yen proved beneficial surrounding Brexit, although aggregate currency positioning detracted.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Martin Hegarty

Gargi Chaudhuri

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

In December 2016, the Conference Board reported that consumer confidence was at the highest levels since 2001. The Institute for Supply Management’s December Purchasing Manager’s Index put U.S. factory activity at a two-year high. Riskier assets in the U.S., like high-yield debt and equities, the latter of which reached all-time highs, had double-digit total returns for the year, landing both in the top-20 returning asset classes. More broadly, some $3 trillion of value rotated out of U.S. fixed income and into U.S. equities—and that was just in the two months following the election. Inflation expectations also surged in November to the highest levels in a year, as nominal interest rates leapt higher.

The end of a raucous election season helped end a long period of policy uncertainty. Donald Trump’s victory, and the Republican Party’s singular control of the Congress and the White House, buoyed the markets on the prospects of substantive tax reforms and the possibility of infrastructure spending.

The U.S. Federal Reserve’s (“Fed”) commitment to keeping interest rates historically low helped fuel risk taking. Another factor was concerns that continued economic improvement and steadily rising inflation would accelerate the Fed’s move to higher rates in 2017 and led market participants to move in 2016, while yields were low and spreads compressed.

In December, when the Fed raised rates for just the second time in two years, its own projections suggested roughly three hikes in 2017, a more aggressive pace than previously forecast. Short-term interest rates, like three-month LIBOR for example, rose to the highest levels since the financial crisis. The period of historically low rates may be coming to an end, which is raising concerns over how tighter financial conditions—especially the stronger U.S. dollar, which may have been the biggest story of 2016—may impact borrowers globally, from emerging-market corporates to developed-market sovereigns.

Commodity prices rebounded during the year. Crude oil, which was boosted by the Organization of Petroleum Exporting Countries’ (“OPEC”) December decision to cut production, closed near its high for the year. Also supporting commodity prices was China’s top line economic growth, which stabilized at 6.7%. Partly due to concerted fiscal stimulus, this was a welcomed sign after years of steadily declining growth from the world’s largest commodities importer.

Overall, 2016 was a volatile year that started on the wrong foot with a 10% decline in the S&P 500® in the first six weeks. Crude oil prices reached depths not seen in over a decade, and the 10-year U.S. Treasury yield hit an all-time low by July of 1.37%. Geopolitical risks—like Great Britain’s referendum to leave the European Union (“Brexit”), turmoil in Syria, deadly terror attacks in the West, and an attempted coup in Turkey—proved to be momentous social and political events, but they had little lasting impact on the year’s financial market performance.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Core Bond Portfolio returned 3.46%. By comparison, its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%.

STRATEGY REVIEW

Throughout the year, the Portfolio was positioned to capture additional yield by underweighting Treasury and agency mortgage-backed securities and overweighting spread asset classes, including investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities and non-agency, mortgage-backed securities. Overall, this asset class positioning contributed positively to performance relative to the benchmark. The largest benefits came from spread tightening within the spread asset classes and strong current income generation.

Partially offsetting this positive relative performance was a negative contribution from yield-curve positioning. Rates shifted higher across the curve, particularly in the fourth quarter, and although the overall portfolio duration was slightly shorter than the benchmark, positioning at certain points on the curve led to negative relative performance as curve shifts varied across the maturity spectrum. Security selection within investment grade corporate bonds was also a detractor.

Brian W. Westhoff, CFA

Doug Weih, CFA

Matthew Q. Buchanan, CFA

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

U.S. high-yield debt had a blockbuster year in 2016. Total returns, as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, exceeded 17%, making it the best performing fixed-income asset class, and with relatively low volatility, the sector offered some of the best risk-adjusted returns available to investors.

The start of the year was dominated by concerns over China’s weakening growth outlook, continued deterioration in commodity prices—crude oil prices fell to the lowest levels in over a decade—and increased default expectations for the high-yield sector. Concerns over China faded quickly as their government’s late-2015 fiscal stimulus resulted in a higher demand for hard metals by the first quarter. While defaults did materialize early in the year, an improving commodity outlook and change in tone from the Organization of Petroleum Exporting Countries (“OPEC”) led to a significant rally in commodity prices as well as high-yield commodity bonds, setting the stage for the rally that followed. During the period, strength was sustained even as defaults weighed on the market.

The market’s supply/demand balance was a dominant theme over the year; demand consistently outstripped new-issue supply. Even though total fixed-income issuance breached record levels, high-yield new issues declined year-over-year, for the third consecutive year. Still, 2016’s $280 billion in gross new issuance was the sixth largest on record. Of 2016’s issuance, the bulk was in the BBB-to-B range of the credit spectrum. CCC (and lower) volumes were the lowest since 2003. New issue loan volume totaled $441 billion, a 36% increase from 2015’s total issuance of $325.8 billion and the third largest annual volume on record, trailing only 2013’s record high $670 billion and 2014’s $467 billion.

Interestingly, the use of proceeds for 2016’s issuance reveals that refinancing activity dominated, amid record low interest rates and tight spreads. Acquisition-related issuance fell to a seven-year low, accounting for only 15% of total issuance.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners High Yield Bond Portfolio returned 15.44%. By comparison, its benchmark, the BofA Merrill Lynch High Yield Master II Index, returned 17.49%.

STRATEGY REVIEW

At the ratings level, performance was driven by selection decisions in B and CCC-rated credits, which detracted the most from excess returns, yet holding a core underweight to BBs provided a positive offset. BB-rated holdings provided the largest active contribution to returns, though a small allocation to not-rated bonds was also additive to returns.

At the sector level, communications, consumer cyclical and capital goods were the largest contributors to excess returns, but these positives were more than offset by the largest detractors—energy, transports and utilities. Energy was an underweight during the year due to our view that potential risks in the sector outweighed the potential rewards. Even so, the sector—led by many of the most leveraged names—rallied strongly.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

In December 2016, the Conference Board reported that consumer confidence was at the highest levels since 2001. The Institute for Supply Management’s December Purchasing Manager’s Index put U.S. factory activity at a two-year high. Riskier assets in the U.S., like high-yield debt and equities, the latter of which reached all-time highs, had double-digit total returns for the year, landing both in the top-20 returning asset classes. More broadly, some $3 trillion of value rotated out of U.S. fixed income and into U.S. equities—and that was just in the two months following the election. Inflation expectations also surged in November to the highest levels in a year, as nominal interest rates leapt higher.

The end of a raucous election season helped end a long period of policy uncertainty. Donald Trump’s victory, and the Republican Party’s singular control of the Congress and the White House, buoyed the markets on the prospects of substantive tax reforms and the possibility of infrastructure spending.

The U.S. Federal Reserve’s (“Fed”) commitment to keeping interest rates historically low helped fuel risk taking. Another factor was concerns that continued economic improvement and steadily rising inflation would accelerate the Fed’s move to higher rates in 2017 and led market participants to move in 2016, while yields were low and spreads compressed.

In December, when the Fed raised rates for just the second time in two years, its own projections suggested roughly three hikes in 2017, a more aggressive pace than previously forecast. Short-term interest rates, like three-month LIBOR for example, rose to the highest levels since the financial crisis. The period of historically low rates may be coming to an end, which is raising concerns over how tighter financial conditions—especially the stronger U.S. dollar, which may have been the biggest story of 2016—may impact borrowers globally, from emerging-market corporates to developed-market sovereigns.

Commodity prices rebounded during the year. Crude oil, which was boosted by the Organization of Petroleum Exporting Countries’ (“OPEC”) December decision to cut production, closed near its high for the year. Also supporting commodity prices was China’s top line economic growth, which stabilized at 6.7%. Partly due to concerted fiscal stimulus, this was a welcomed sign after years of steadily declining growth from the world’s largest commodities importer.

Overall, 2016 was a volatile year that started on the wrong foot with a 10% decline in the S&P 500® in the first six weeks. Crude oil prices reached depths not seen in over a decade, and the 10-year U.S. Treasury yield hit an all-time low by July (1.37%). Geopolitical risks—like Great Britain’s referendum to leave the European Union (“Brexit”), turmoil in Syria, deadly terror attacks in the West, and an attempted coup in Turkey—proved to be momentous social and political events, but they had little lasting impact on the year’s financial market performance.

J.P. Morgan Investment Management, Inc.

U.S. equity markets in 2016 can be best described as a tale of two halves. In the first half, volatility was attributable to several factors including the sudden devaluation of the Chinese renminbi, crude oil prices falling below $30 a barrel, fears of a global economic slowdown and the unexpected Brexit. However, improvement in global economic growth, recovering commodity prices and the realization that the Brexit vote was a political crisis rather than a financial crisis contributed to equity markets stabilizing. Improving sentiment led to a shift in market leadership from the defensive to the cyclical sectors. The rotation into cyclicals intensified when in a surprising turn of events, Donald J. Trump was elected the 45th president of the U.S.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Balanced Portfolio returned 8.29%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.96% and 2.65%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Throughout the year, the Portfolio was positioned to capture additional yield by underweighting Treasury and agency mortgage-backed securities and overweighting spread asset classes, including investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and non-agency, mortgage-backed securities. Overall, this asset class positioning contributed positively to relative performance compared to the benchmark. The largest benefits came from spread tightening within the spread asset classes and strong current income generation.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Partially offsetting this positive relative performance was a negative contribution from yield-curve positioning. Rates shifted higher across the curve, particularly in the fourth quarter, and although the overall portfolio duration was slightly shorter than the benchmark, positioning at certain points on the curve led to negative relative performance as curve shifts varied across the maturity spectrum. Security selection within investment grade corporate bonds was also a detractor.

J.P. Morgan Investment Management, Inc.

Stock selection in the media, health services and systems and technology sectors helped results, while stock selection in the pharmaceutical /medical technology, insurance and consumer cyclical sectors weighed on returns.

Among positives, an overweight in Time Warner, Inc. in the media sector contributed to returns after AT&T offered to acquire the company. Due to valuable content assets like HBO and its Warner Brothers film unit, Time Warner, Inc. may provide AT&T with new sources of growth amid efforts to diversify its revenue base as its wireless business matures.

In health services/systems, an overweight in UnitedHealth Group, Inc. bolstered returns after better-than-expected cost control and strong premium growth allowed the company to sidestep broader pressures within the sector. J.P. Morgan Investment Management, Inc. remains positive due to what is seen as the high potential of the company’s Optum Health platform, improving medical loss ratios and positive exposure to the broad stabilization of Medicare Advantage cost trends. An underweight in Walt Disney Co. contributed amid concerns about ESPN subscribers and tough film comparisons after its successful 2015 film slate. However, J.P. Morgan Investment Management, Inc. reduced the underweight as investor focus shifted to Walt Disney Co.’s 2018 fiscal year.

On the negative side, an underweight in NVIDIA Corp. within the semiconductors/hardware sector weighed on performance; the company continued to show tremendous strength in its gaming segment while developing new markets in automotive content and deep learning. While these new markets may be commoditized in the future, its gaming growth led us to shift to a neutral stance in the near-term.

Within financials, not holding JPMorgan Chase & Co. weighed on performance. Strong earnings growth was enabled by continued strength in cost control, along with fixed income, currencies and commodities performance and asset quality. The broader, post-election rally for financials further boosted the bank due to expected rises in loan growth and interest rates. J.P. Morgan Investment Management, Inc. is unable to hold JPMorgan Chase & Co. due to regulatory restrictions.

In pharmaceutical/medical technology, the Portfolio’s underweight in Johnson & Johnson detracted, as the company reported market share gains in several key pharmaceutical products, lowered interest rate expenses and improved cost management. While J.P. Morgan Investment Management, Inc. finds the strength in its pharmaceutical unit to be incrementally positive, there were concerns about the impact of broader pricing pressures on Johnson & Johnson and were skeptical about its capital allocation execution.

During the period, the Portfolio used derivatives. These positions added to performance.

Brian W. Westhoff, CFA

Doug Weih, CFA

Matthew Q. Buchanan, CFA

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Raffaele Zingone, CFA

Timothy Snyder, CFA

Aryeh Glatter

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Value Portfolio

(unaudited)

MARKET ENVIRONMENT

U.S. stocks were up across the board, led by small cap value (the Russell 2000® Value Index returned a staggering 31.74%). It was a tale of two periods. At the beginning of the year, performance was negatively impacted by the “cult” of stability, which led to an indifference to valuations and AJO, LP’s inability to participate in the momentum rally. Value stocks’ recovery in the second half of the year boosted the Portfolio’s returns, evident in the industrial, energy and financial sectors.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Large Value Portfolio returned 9.43%. By comparison, its primary and secondary benchmarks, the Russell 1000® Value Index and the S&P 500®, returned 17.34% and 11.96%, respectively.

STRATEGY REVIEW

We remain true to our systematic approach that focuses on low-priced companies with proven and confident management, positive earnings and price momentum and favorable investor sentiment. The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach—we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings.

Using bottom-up stock selection, we evaluate companies relative to their industry peers using four broad categories of measures: value, management, momentum and sentiment. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.

The Portfolio underperformed its benchmark, the Russell 1000® Value Index, due to lagging significantly in the first half of the year. Our performance rebounded somewhat in the second half of the year, as value stocks began outperforming. Industrial and energy holdings disappointed in the first half of the year, but contributed at the end. A valuation-driven bet for banks paid off in the fourth quarter, as a result of investors expecting a steeping yield curve in 2017.

For the full year, our energy and industrial holdings weighed the most on relative performance. Within energy, underweights in integrated energy companies Exxon Mobil Corp. and Chevron Corp. weighed the most, followed by our holdings in Marathon Petroleum Corp. (no longer held at period end) and Ensco PLC. In industrials, American Airlines Group, Inc. (no longer held at period end) and Alaska Air Group, Inc. (no longer held at period end) were the largest individual detractors. Relative contributors were led by our real estate investment trust holdings, which significantly outperformed the Index’s holdings.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Gregory J. Rogers

Christopher J.W. Whitehead

Co-Portfolio Managers

AJO, LP

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Core Portfolio

(unaudited)

MARKET ENVIRONMENT

U.S. stocks were up across the board, led by small cap value (the Russell 2000® Value Index returned a staggering 31.74%). It was a tale of two periods. At the beginning of the year, performance was negatively impacted by the “cult” of stability, which led to an indifference to valuations and AJO, LP’s inability to participate in the momentum rally. Value stocks’ recovery in the second half of the year boosted the Portfolio’s returns, evident in the industrial, energy and financial sectors.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Large Core Portfolio returned 8.13%. By comparison, its primary and secondary benchmarks, the Russell 1000® Index and the S&P 500®, returned 12.05% and 11.96%, respectively.

STRATEGY REVIEW

We remain true to our systematic approach that focuses on low-priced companies with proven and confident management, positive earnings and price momentum and favorable investor sentiment. The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach—we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings.

Using bottom-up stock selection, we evaluate companies relative to their industry peers using four broad categories of measures: value, management, momentum and sentiment. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.

The Portfolio lagged significantly in the first half of the year. Our performance rebounded somewhat in the second half of the year, as value stocks began outperforming. Industrial and energy holdings disappointed in the first half of the year, but contributed at the end. A valuation-driven bet for banks paid off in the fourth quarter, as a result of investors expecting a steeping yield curve in 2017.

For the full year, energy and industrial holdings weighed the most on relative performance. Within energy, an underweight in Index heavyweight Exxon Mobil Corp. weighed the most, followed by holdings in Marathon Petroleum Corp. (no longer held at period end) and Ensco PLC. In industrials, an overweight in the transportation industry was the largest detractor.

Contributors were led by holdings in consumer discretionary, real estate and health care. Best Buy Co., Inc. was the top individual contributor in consumer discretionary, while our holdings in real estate investment trusts significantly outperformed those within the Index.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Gregory J. Rogers

Christopher J.W. Whitehead

Co-Portfolio Managers

AJO, LP

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Jennison Associates LLC

2016 was a year of volatility and surprises. Decelerating economic growth in China, concerns that emerging economies might face balance-sheet risks, the negative effect of lower energy prices on industrial sectors, fears of slowing economic growth in the U.S., uncertainty about the course of future U.S. Federal Reserve (“Fed”) monetary tightening, the United Kingdom’s vote to leave the European Union (“Brexit”), and the highly unconventional U.S. presidential election all contributed to volatility. Risk aversion in this global market environment affected how investors valued different securities. Low-volatility, high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies, such as those held in the Portfolio, generally underperforming. In the wake of the November U.S. election, speculation about potential policy initiatives of the new administration favored companies—many of them exhibiting little secular growth—that investors expected to benefit from a less onerous regulatory environment, lower corporate tax rates, and infrastructure and defense spending.

Wellington Management Company LLP

U.S. equities rose over the period, as measured by the S&P 500®, notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early-year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped to sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following Brexit, U.S. stocks staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging, as third quarter gross domestic product (“GDP”) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a well-telegraphed move and only the second hike in the last decade.

Returns varied by market capitalization; small- and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400, outperformed large-cap stocks, as measured by the S&P 500®.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Large Growth Portfolio returned 1.06%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned 7.08% and 11.96%, respectively.

STRATEGY REVIEW

Jennison Associates LLC

Investor risk aversion hurt higher-growth, and therefore higher-valuation, stocks. Health-care companies faced the additional headwind of growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them portfolio holdings Alexion Pharmaceuticals, Inc. (blood and metabolic disorders), Regeneron Pharmaceuticals, Inc. (eye diseases, high cholesterol), and Vertex Pharmaceuticals, Inc. (cystic fibrosis) (no longer held at period end). Healthcare companies in which acquired growth played a greater role, such as Allergan PLC, declined as regulatory changes threatened to remove many of the tax benefits of mergers between U.S. and offshore companies.

Information technology positions advanced but lagged the benchmark sector, with declines in LinkedIn Corp. (no longer held at period end) and salesforce.com, Inc. having the effect of tempering strong gains in NVIDIA Corp. and Tencent Holdings, Ltd. LinkedIn Corp’s decline reflected signs of significant deceleration in recent high growth rates. Salesforce.com, Inc. faced concerns that its growth rate, too, might slow. NVIDIA Corp.’s revenue, gross margin and earnings exceeded forecasts. The company has transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets, where we believe it can leverage its graphics expertise to offer high-value-added solutions. Tencent Holdings Ltd., China’s largest and most visited internet service portal, continued to perform well fundamentally, driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

In consumer discretionary, NIKE, Inc.’s decline partially offset solid advances in Amazon.com, Inc., Marriott International, Inc. and Time Warner, Inc. NIKE, Inc. declined on inventory overhang, declining average selling prices and increased competition. Amazon.com, Inc. benefited from continued strong execution, margin expansion and development of a meaningfully important business opportunity in cloud infrastructure. The company continued to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. Marriott International, Inc., which acquired Starwood Hotels, benefited from increased demand and limited supply growth in the U.S., which led to accelerating revenue and operating income growth. Time Warner, Inc. rose on news that AT&T was acquiring it at a significant premium to the stock’s closing price on the day before the announcement.

Concho Resources, Inc. was a strong performer in the energy sector. It announced a series of deals that consolidated its core acreage and shed noncore positions, improving its balance sheet and efficiency.

Financials, including portfolio holding Goldman Sachs Group, Inc., benefited as the market reacted favorably to the new U.S. administration, which is widely thought to favor a less onerous regulatory environment. We believe Goldman Sachs Group, Inc.’s strong capital base and leading global positions in investment banking, capital markets, trading and asset management provide attractive exposure to long-term global economic expansion.

Wellington Management Company LLP

The portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, poor stock selection in the information technology sector was the primary driver of underperformance. Security selection within health care and consumer staples also detracted. This was partially offset by positive security selection within consumer discretionary and energy. The Portfolio’s underweight allocation in telecommunication services detracted, while an underweight in real estate and health care sectors partially offset negative results.

The Portfolio’s largest relative detractors included Allergan PLC, an Ireland-based specialty pharmaceutical company; Regeneron Pharmaceuticals, Inc., a biopharmaceutical company that develops medicines for the treatment of serious medical conditions; and NIKE, Inc., a company which sells athletic footwear and apparel.

The Portfolio’s largest contributors to relative performance included Netflix, Inc., an Internet television network; Gilead Sciences, Inc., a research-based biopharmaceutical company (no longer held at period end); and Valspar Corp., a company that manufacturers paints and coatings (no longer held at period end).

Michael A. Del Balso

Spiros “Sig” Segalas

Blair A. Boyer

Co-Portfolio Managers

Jennison Associates LLC

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company LLP

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

(unaudited)

MARKET ENVIRONMENT

J.P. Morgan Investment Management, Inc.

U.S. equity markets in 2016 can be best described as a tale of two halves. In the first half, volatility was attributable to several factors including the sudden devaluation of the Chinese renminbi, crude oil prices falling below $30 per barrel, fears of a global economic slowdown and the unexpected vote by the citizens of the United Kingdom to withdraw from the European Union (“Brexit”). However, improvement in global economic growth, recovering commodity prices and the realization that the Brexit vote was a political crisis rather than a financial crisis contributed to the stabilization of equity markets. Improving sentiment led to a shift in market leadership from defensive to cyclical sectors. The rotation into cyclicals intensified when in a surprising turn of events, Donald J. Trump was elected the 45th President of the United States.

Thompson, Siegel & Walmsley LLC

Over the last 12 months, equity markets in the U.S. have been driven by uncertainty over a fragile economic recovery coupled with investor concerns about the U.S. Federal Reserve’s (“Fed”) monetary policy and the surprise outcome of the presidential election. Global issues further exacerbated the situation, including turmoil in the Middle East, China growth concerns, and persistent disinflation. As a result, there were a number of rotations that occurred throughout the year, such as a defensive, yield-oriented backdrop for much of the first half of the year, followed by a more risk-on environment to close out 2016.

During the fourth quarter, there was a distinct rotation that led to a continued overall rally in equities. Specifically, the market was decisively declining over the first five weeks of the quarter, with every sector in the index posting negative returns. This sentiment shifted dramatically immediately preceding the election and continuing through the end of the quarter. In this environment, pro-cyclical stocks ran considerably with the expectation that a Trump presidency would result in significant growth in infrastructure, defense, energy, banks and capital markets, and pockets of health care such as biotechnology. The sell-off in yield that had begun in the third quarter of 2016 continued with real estate investment trusts (“REITs”) and utilities underperforming the broad market.

Overall, valuations have risen significantly over the last three years, making the market more vulnerable to news like the United Kingdom’s decision to leave the European Union, the surprise outcome of the U.S. election, a more hawkish Fed and difficulties in emerging markets.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Mid Value Portfolio returned 15.96%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 20.00%.

STRATEGY REVIEW

J.P. Morgan Investment Management, Inc.

The combination of weak stock selection as well as our overweight position in the consumer discretionary sector detracted from results. In the more cyclical areas of the market, such as industrials and materials, the underperformance was mainly a story of what we didn’t own, rather than what we did own. We seek a less-risky approach to these cyclical parts of the market by investing in companies with relatively steadier earnings patterns, healthy balance sheets, high levels of sustainable free cash flow and management teams with an eyes toward capital allocation. Strong stock selection in utilities and information technology contributed to the Portfolio’s results.

Two stock-specific detractors from performance for the year were Coty, Inc. and Kroger Co. Coty, Inc. slid following weak third-quarter earnings results. The company attributed weakness to the acquisition of several Procter & Gamble beauty brands, coupled with a previously-announced management transition. In our view, Coty, Inc. has an attractive portfolio of brands, including OPI, CoverGirl and Calvin Klein fragrances. We are impressed with management and believe that the company has the ability to grow its top and bottom line over time.

As for Kroger Co., investors were concerned that the combination of deflation in food-at-home pricing and rising labor costs may create a difficult operating environment for grocers. Amid this backdrop, the firm’s shares were under pressure for most of the year. However, Kroger Co. enjoyed a relief rally following the election as investors began to believe in reflation. We remained positive on Kroger Co., as the company has been investing in its omni-channel platform, growing its organic food selection and successfully winning market share from its main competitors.

On the positive side, we benefited from exposure to financials, which represent the largest absolute weight in the Portfolio. M&T Bank Corp. rallied along with other financials toward year-end as shares reacted positively to the U.S. presidential election. Investors were

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

(unaudited)

STRATEGY REVIEW (continued)

optimistic about higher interest rates, a less burdensome regulatory environment and corporate tax reform under the new administration. While we trimmed the position slightly to reflect higher valuation levels, we continued to own shares, given that we consider M&T Bank Corp. an extremely high-quality franchise. The bank’s fortress balance sheet, strong management and commitment to generating strong returns to shareholders keep us optimistic.

On a stock-specific basis, Energen Corp. was also a top contributor. Energen Corp.’s shares benefited from the recovery in crude oil prices. Over the past five years, Energen Corp. has transitioned from a strategy of growth by acquisition to a focus on growing organically. After the sale of its distribution business, Energen Corp. became a pure-play Permian Basin upstream business. We continued to have an optimistic view of Energen Corp., given its excellent acreage and inventory depth in the well-located Permian Basin.

Thompson, Siegel & Walmsley LLC

The utilities and financial services sectors were the most notable contributors to relative performance. Within utilities, the Portfolio benefited from strong stock selection. Top contributors were regulated utility holding company Alliant Energy Corp. and independent power producer Talen Energy Corp. (no longer held at period end). In financial services, a broad array of stocks outperformed. Companies such as property and casualty reinsurer Alleghany Corp., mortgage REIT Annaly Capital Management, Inc., student loan servicer Navient Corp. (no longer held at period end), and commercial bank First Republic Bank made meaningful contributions.

Consumer discretionary and energy were the two most notable detractors from relative return. In consumer discretionary, the primary detractor was tax preparation servicer H&R Block, Inc., due to ongoing industry headwinds and a strategic shift that had what we believe a short-term negative impact on earnings. Cable television network AMC Networks, Inc. also declined due to a challenged industry backdrop, combined with concerns that viewership for the network’s best performing show had peaked and that new strategic initiatives may not achieve desired results. In energy, Chesapeake Energy Corp. (no longer held at period end) was the main driver of underperformance, as fears that the company faced a higher probability of bankruptcy due to counterparty margin calls weighed on the stock.

Consumer discretionary was the Portfolio’s largest overweight relative to the Russell Midcap® Value Index. This is a broadly diverse group, where we continue to identify companies with opportunities to exploit certain consumer trends or that have compelling business initiatives. We also remain overweight in health care, where we have found compelling valuation cases with company specific catalysts across a diversified group of companies ranging from drug distributors to a biotechnology company.

At the industry level, the Portfolio is most overweight in media, where we have uncovered a variety of companies that we feel have been overlooked or incorrectly valued due to their unique characteristics, wide moats, consistent revenue growth and sometimes complex corporate structures relative to other areas within consumer discretionary.

The Portfolio is most underweight in producer durables, where sustainability of margins and stretched valuations are a general concern. We also remain underweight financial services, reflecting muted loan growth and an unattractive risk-reward outlook for most banks, and unattractive valuations for REITs.

Jonathan K. L. Simon

Gloria Fu, CFA

Lawrence Playford, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The start of 2016 was one of the most challenging beginnings of a new year in recent history, with the domestic market experiencing a double-digit decline during the first quarter. Throughout the year, there was consistent uncertainty from unexpected events such as the United Kingdom’s vote to leave the European Union (“Brexit”), the European Central Bank extending its quantitative easing stimulus program, the results of the U.S. presidential election and the post-election equity rally, along with numerous geopolitical events. In deference to these events and others, the U.S. equity market, as measured by the S&P 500®, finished the year on an upbeat note with a gain of 11.96% based on expectations of future tax reform and a less onerous regulatory environment.

Domestically, third quarter gross domestic product (“GDP”) was revised upward to 3.50% due to stronger consumer and capital spending. Recent indications are that the fourth quarter reading of GDP will be softer than expected. Both labor force participation and unemployment rose in December. Wage pressure is also rising. The U.S. Federal Reserve (“Fed”), in its December 2016 meeting, increased interest rates by a quarter of a point and also indicated that they may increase rates at a faster pace than previously indicated if appropriate. Currently, the Fed is maintaining its 2.00% target inflation rate and recognizes that its monetary policy remains accommodative. In recent months, the majority of business and consumer confidence measures rose. This was partly due to rising post-election expectations that equities, employment and income will materially improve due to the change to a new administration.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Mid Growth Portfolio returned 12.32%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 7.33%.

STRATEGY REVIEW

Stock selection in the financial services, materials, energy, industrials, and consumer staples sectors positively impacted relative performance, while stock selection in the consumer discretionary, health care and utilities sectors detracted during the year.

Top contributors included Micron Technology, Inc., SVB Financial Group (no longer held at period end), WhiteWave Foods, Co. (no longer held at period end), F5 Networks, Inc. and IAC/InterActiveCorp. The information technology sector was well represented in this list. Micron Technology, Inc. is a leading provider of memory semiconductors. The Portfolio used weakness in the stock to initiate a position at a valuation near book value, which has historically been an attractive entry point. The stock performed well since purchase as memory prices firmed. F5 Networks, Inc. performed strongly due largely to a refresh of the company’s product portfolio, as new product cycles historically have driven accelerating revenue growth for F5 Networks, Inc. Though IAC/InterActiveCorp reported weak financial results in early February, we continued to like the company’s growth businesses, namely HomeAdvisor and Vimeo.

In financials, SVB Financial Group reported a solid third quarter. Earnings were slightly above estimates, with lower-than-expected provisions, higher-than-expected warrant and equity gains and loan growth slightly below estimates. Concerns about the credit quality of the company’s early-stage venture book have largely disappeared. More importantly, the Presidential election cast an entirely new light on the banks generally—expectations shifted toward more frequent rate hikes and a lower regulatory burden were extremely positive for banks during the fourth quarter. In consumer staples, WhiteWave Foods, Co. announced in July that it had agreed to be acquired by Danone.

Top detractors included Acadia Healthcare (no longer held at period end), TreeHouse Foods, Inc., Sabre Corp., Perrigo Co. PLC and Universal Health Services, Inc. Many of these companies are in health care. Acadia Healthcare was a weak performer in the fourth quarter. Earnings were less than stellar, but the stock’s poor performance was more likely due to uncertainty around the company’s merger-and-acquisition activity in the United Kingdom as well as worsening sentiment across the health-care services industry.

Perrigo Co. PLC is the leading U.S. provider of over-the-counter drugs in addition to producing a line of branded drugs sold primarily in Europe. We purchased Perrigo Co. PLC after the stock declined significantly due to integration issues with a recently acquired company. We believe these issues are transitory and used the stock’s weakness to build a position in a dominant supplier in the markets it serves. We re-initiated a position in Universal Health Services, Inc. after exiting the stock earlier in the year. We know the business and believe that concerns related to the repeal of the Affordable Care Act and to a tight labor market in behavioral health created an attractive entry point.

In consumer staples, TreeHouse Foods, Inc. reported a weak third quarter and reduced guidance for the year. After an initial bout of enthusiasm surrounding the Conagra Private Brands acquisition in early 2016, the company experienced growing pains and integration difficulties over the summer, but the earnings growth trajectory still seems quite compelling to us. The rotation away from low-volatility stocks in the second half of the year, particularly in the post-election rally, hurt food stocks generally. In information technology, Sabre

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Corp. shares lagged on the combination of weaker-than-expected quarterly earnings and a CEO transition. With the company indicating business momentum improved in early fourth quarter and a new CEO in place, we believe the stock’s current risk/reward profile is attractive.

Howard B. Aschwald, CFA

Timothy D. Chatard, CFA

Co-Portfolio Managers

Quantum Capital Management

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Value Portfolio

(unaudited)

MARKET ENVIRONMENT

The fiscal year began with equities mired in a sell-off, which began in July 2015. Once that decline ran its course, equities in general, particularly small cap stocks, rallied strongly through the end of the year. The Russell 2000® Value Index performed well from its low on February 11.

The period was marked by difficult cross-currents, including the uncertainty around timing of a directional change in interest rate policy, Great Britain’s referendum to leave the European Union (“Brexit”), and a contentious U.S. election between two candidates with very different agendas. These dynamics, as well as industry-specific money flows, led to traditional fundamental factors having an uncharacteristically poor year.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Small Value Portfolio returned 19.48%. By comparison, its benchmark,

the Russell 2000® Value Index, returned 31.74%.

STRATEGY REVIEW

The Portfolio underperformed the benchmark due to poor stock selection.

Two of the biggest detractors were from the technology sector. J2 Global, Inc. fell sharply in the first quarter after an analyst’s negative report, and VASCO Data Security International, Inc. fell in October after cutting its forward guidance. Other negative contributors were: American Equity Investment Life Holding Co., Alon USA Energy, Inc. and Molina Healthcare, Inc., the last of which fell on fears of the potential repeal of the Affordable Care Act. None of these holdings were still held at year-end.

Central Garden & Pet Co., DuPont Fabros Technology, Inc., Banc of California, Inc., AK Steel Holding Corp. and Rudolph Technologies, Inc. contributed to relative performance.

On a sector basis, the Portfolio’s real estate holdings were the top contributors, followed closely by utilities. The Portfolio’s information technology holdings detracted the most. All three of the information technology industry groups detracted, driven by a combination of holding some stocks that had poor returns from unexpected negative events and by not holding stocks with extraordinary returns from events like acquisitions.

The value factor was the only major factor to contribute positively, all of which occurred in November and December. The momentum factor weighed the most; stocks that had done well early reversed during the fourth quarter and performed poorly. Additionally, size exposure detracted because the Portfolio had a slightly larger capitalization than the benchmark and small caps outperformed large caps.

David Hanna

Michael J. Vogelzang, CFA

James W. Gaul, CFA

Douglas A. Riley, CFA

Co-Portfolio Managers

Boston Advisors, LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

(unaudited)

MARKET ENVIRONMENT

During 2016, investors shook off multiple periods of economic and geopolitical uncertainty, both internationally and in the U.S., before bidding stocks materially higher in the second half of the year. Overseas, concern about contagion from a slowdown in China in the first calendar quarter was followed by a sharp correction in June, when financial markets contemplated the fallout of Great Britain’s referendum to leave the European Union (“Brexit”). Fears regarding both proved unfounded, much like the result of the presidential election in November. Indeed, the global macroeconomic picture stabilized during the year, enhancing confidence in the domestic economy and stock market.

Although stocks pulled back ahead of the presidential vote, investor sentiment shifted after Donald Trump’s victory. The policy regime heading to Washington calls for lower taxes, less regulation, and higher spending on domestic infrastructure—all of which are supportive of an economic environment that had already been strengthening in recent months. A better economic picture, coupled with higher inflation expectations, led the U.S. Federal Reserve (“Fed”) to lift the federal funds rate by 25 basis points in December. The confluence of these factors drove a powerful market rotation into cyclical stocks, with banks and other financials being the biggest beneficiaries. The energy sector also did well, reflecting the recovery in oil prices from their lows earlier in 2016.

From a style perspective, small-cap investors went back and forth in their preference for “value” and “growth” stocks for much of the year. For the time frame as a whole, “value” stocks outperformed in keeping with longer term historical precedent. This reversed the trend that had been in place for the last several years and provided a tailwind for the Portfolio.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Small Core Portfolio returned 23.33%. By comparison, its primary and secondary benchmarks, the Russell 2000® Index and the S&P 500®, returned 21.31% and 11.96%, respectively.

STRATEGY REVIEW

The Portfolio outperformed its benchmark, Russell 2000® Index, due to stock selection. The Portfolio’s holdings in nine of the 11 economic sectors outpaced their benchmark counterparts. Sector allocation detracted from relative results primarily due to our overweight in health care and underweight in financials.

Stock selection added the most value in consumer discretionary and health care. In consumer discretionary, it was our holdings in the education industry that led. In health care, the Portfolio’s substantial underweight in the biotechnology industry was a primary driver, as these issues within the benchmark collectively underperformed. The Portfolio’s health-care holdings are more profitable, produce higher free cash flow yields and earn superior returns on capital when compared to the biotechnology stocks in the benchmark.

Eoin E. Middaugh, CFA

D. Kevin McCreesh, CFA

Co-Portfolio Managers

Systematic Financial Management, L.P.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Once again the past year can be best characterized as a market roller coaster. A bullish end to calendar year 2015 was followed by a deep correction during the first six weeks of 2016. Since the market low on February 11, smaller stocks led the market.

Despite many warnings from market prognosticators, the November 8 election proved to be a catalytic event for the market. The stock market responded with unabashed bullishness as investors look forward to more favorable tax rates and tax reform, pro-growth fiscal policies and less governmental regulation. Obvious concerns about higher rates, as evidenced by the significant increase in yields, could also signal a significant shift by investors in the fixed income market away from bonds to equities.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Small Growth Portfolio returned 20.67%. By comparison, its benchmark, the Russell 2000® Growth Index, returned 11.32%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark. Higher volatility and high-quality factors performing better created an environment more favorable for our performance. Factor analysis demonstrated that companies with low-quality and high-valuation attributes underperformed the benchmark.

From a sector perspective, health care, financials and energy provided the strongest relative outperformance versus the benchmark. Meanwhile, consumer discretionary, materials and processing sectors underperformed.

Supernus Pharmaceuticals, Inc., a specialty pharmaceutical company that develops and markets drugs for the treatment of central nervous system diseases, was the largest contributor. Strength was driven by the release of preliminary results, which showed strong revenue and solid pipeline progress.

G-III Apparel Group, Ltd., a specialty designer and manufacturer of women’s and men’s apparel under licensed brands, was the largest detractor. There were two primary reasons. First, the company’s financial results throughout 2016 fell below expectations due to continued slow sales and orders in its outwear segment. Because of last winter’s historically warm weather, retailers were reluctant to place orders into the fall and winter seasons. Second, on July 25, the company announced the large acquisition of Donna Karen from LVMH, which was dilutive.

W. Conrad Doenges

Portfolio Manager

Ranger Investment Management, L.P.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

(unaudited)

MARKET ENVIRONMENT

The MSCI All Country World Index ex-U.S. rose 5.01% in U.S. dollar terms in 2016, as strong gains in the Index’s constituents offset the negative impact post-election dollar strength had on returns. Regional performance was generally positive, with North America posting the largest gain, up 24.40% on strength in the Canadian market. Europe remained a challenging environment and was the only materially negative region. The United Kingdom, which rallied following the referendum to leave the European Union (“Brexit”) in June, finished roughly flat for the year. Sector level returns were varied with energy up 30.95%, and materials up 27.35%, leading the Index as a result of sensitivity to price increases in oil and other commodities. Health care was the largest drag, with a (12.95)% return, on growing concern around drug price erosion in the pharmaceutical industry. Traditionally defensive telecommunication services was also in negative territory, as investors rotated away from yield-seeking opportunities.

2016 ended with global stock market sentiment on a positive note. Energy, materials, financials and industrials led markets higher last year, while utilities, telecoms, health care and consumer staples underperformed. This suggested that the market consensus was anticipating better growth, rising prices and higher interest rates in the year ahead, reducing the relative appeal of stocks offering higher yields and more defensive profits. The course of stock markets in 2017 may be significantly affected by how these expectations are borne out. Gradually improving economic growth that gently lifts wages and prices causing interest rates to work higher would be welcomed by global stock investors especially since many markets are reasonably valued. On the other hand, either disappointing economic growth leading to renewed deflationary pressure in the U.S., Europe, the United Kingdom, Japan and elsewhere, or a surprise burst of inflation that could send interest rates up sharply, could puncture recent optimism.

Much like 2016, political events like the negotiations over Brexit and the evolution of Donald Trump’s policies are likely to spark bouts of market volatility in the year ahead. We believe the current market environment produces good opportunities for an active value investment approach, as changes in investor sentiment and macroeconomic events create attractive divergence between upside opportunity and downside risk. While the markets will undoubtedly remain turbulent, Thompson, Siegel & Walmsley LLC’s patient approach seeks to take advantage of price movements that reflect changes in sentiment more than underlying value.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners International Equity Portfolio returned 2.30%. By comparison, its benchmark, the MSCI All Country World Index ex-U.S., returned 5.01%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark. Holdings in Europe were the primary regional detractor from relative return. Israel-based Teva Pharmaceutical Industries, Ltd. was the largest underperformer. Following a negative patent ruling on its multiple sclerosis treatment Copaxone in the summer, the company’s shares continued to trade lower on industry concerns that drug price erosion could lead to lower profitability. Telefonaktiebolaget LM Ericsson (no longer held at period end) was another notable laggard. The telecom equipment company faced profitability headwinds as a result of weak sales and lack of progress on cost restructuring initiatives. We sold our position because recent results did not support our investment thesis.

On a regional basis, stock selection in Japan was the top relative contributor. Wireless telecommunications company SoftBank Group Corp. was among top individual contributors, as it acquired multinational semiconductor designer ARM Holdings PLC. SoftBank Group Corp. management also announced growth initiatives comprising substantial planned investments in the U.S., India and South Korea. Specialty chemicals manufacturer Kuraray Co., Ltd., another top performer in Japan, saw recovering demand for many of its LCD-panel related products in the second half of 2016. Kuraray Co., Ltd. is focused on realizing synergies in vinyl acetate operations the company acquired from DuPont in 2014.

On a sector basis, information technology and utilities were the largest detractors. A position in Telefonaktiebolaget LM Ericsson weighed the most in information technology, while French holdings Veolia Environnement SA and Engie SA were the primary laggards in utilities. Shares of water and waste manager Veolia Environnement SA were pressured due to adverse currency movements and lower economic growth assumptions. Engie SA, an electric utility, faced a challenging operating environment caused by low power and gas prices.

Telecommunications services was the top sector contributor largely resulting from a position in SoftBank Group Corp. Consumer staples also contributed, led by Danish beer brewer Carlsberg A/S, which posted notably strong performance prior to our eliminating the position in the second quarter of 2016. The business saw success improving margins through cost-saving synergies; however, valuation was no longer compelling.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Partners Portfolios	Annual Report 2016

Schedules of Investments Composition

At December 31, 2016

(unaudited)

Transamerica Partners Government Money Market Portfolio (formerly, Transamerica Partners Money Market Portfolio)

Portfolio Characteristics	Years
Average Maturity§	0.25
Duration†	0.10

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	44.1%
Short-Term U.S. Government Agency Obligations	30.8
U.S. Government Agency Obligations	17.5
Short-Term U.S. Government Obligations	7.6
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Partners High Quality Bond Portfolio

Portfolio Characteristics	Years
Average Maturity§	1.99
Duration†	1.76

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	24.5%
AAA	28.6
AA	11.9
A	17.2
BBB	17.0
BB	0.6
Net Other Assets (Liabilities)	0.2
Total	100.0%

Transamerica Partners Inflation-Protected Securities Portfolio

Portfolio Characteristics	Years
Average Maturity§	9.10
Duration†	7.48

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	97.6%
AAA	0.2
AA	1.0
BBB	0.3
B	0.0 *
NR (Not Rated)	2.0
Net Other Assets (Liabilities)^	(1.1)
Total	100.0%

Transamerica Partners Core Bond Portfolio

Portfolio Characteristics	Years
Average Maturity§	8.49
Duration†	5.71

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	51.4%
AAA	8.7
AA	4.7
A	17.0
BBB	24.8
BB	1.5
B	1.0
CCC and Below	1.5
NR (Not Rated)	3.7
Net Other Assets (Liabilities)	(14.3)
Total	100.0%

Transamerica Partners High Yield Bond Portfolio

Portfolio Characteristics	Years
Average Maturity§	6.09
Duration†	3.68

Credit Quality‡	Percentage of Net Assets
AAA	4.1%
BBB	6.3
BB	34.6
B	41.3
CCC and Below	9.4
NR (Not Rated)	2.7
Net Other Assets (Liabilities)	1.6
Total	100.0%

Transamerica Partners Balanced Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	59.5%
Corporate Debt Securities	15.4
U.S. Government Obligations	8.7
U.S. Government Agency Obligations	6.6
Mortgage-Backed Securities	4.6
Short-Term U.S. Government Agency Obligations	4.6
Asset-Backed Securities	2.5
Repurchase Agreement	1.1
Short-Term U.S. Government Obligations	0.8
Foreign Government Obligations	0.6
Municipal Government Obligations	0.4
Securities Lending Collateral	0.3
Preferred Stocks	0.2
Net Other Assets (Liabilities)^	(5.3)
Total	100.0%

Transamerica Partners Large Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	97.2%
Securities Lending Collateral	3.3
Repurchase Agreement	1.5
Exchange-Traded Fund	1.3
Net Other Assets (Liabilities)	(3.3)
Total	100.0%

Transamerica Partners Large Core Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	2.5
Repurchase Agreement	1.2
Net Other Assets (Liabilities)	(2.4)
Total	100.0%

Transamerica Partners Large Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.7%
Securities Lending Collateral	1.7
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	0.6
Total	100.0%

Transamerica Partners Portfolios	Annual Report 2016

Schedules of Investments Composition (continued)

At December 31, 2016

(unaudited)

Transamerica Partners Mid Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	95.2%
Repurchase Agreement	4.6
Securities Lending Collateral	2.4
Net Other Assets (Liabilities)	(2.2)
Total	100.0%

Transamerica Partners Mid Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	99.8%
Securities Lending Collateral	1.9
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

Transamerica Partners Small Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.4%
Securities Lending Collateral	8.9
Master Limited Partnerships	1.9
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(8.0)
Total	100.0%

Transamerica Partners Small Core Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	98.1%
Securities Lending Collateral	6.4
Repurchase Agreement	1.8
Net Other Assets (Liabilities)	(6.3)
Total	100.0%

Transamerica Partners Small Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.0%
Securities Lending Collateral	9.5
Repurchase Agreement	4.1
Net Other Assets (Liabilities)	(9.6)
Total	100.0%

Transamerica Partners International Equity Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.0%
Securities Lending Collateral	5.0
Preferred Stocks	2.5
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(4.5)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Government Money Market Portfolio

(formerly, Transamerica Partners Money Market Portfolio)

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.5%
Federal Agricultural Mortgage Corp. 0.68% (A), 04/03/2018	$ 13,500,000	$ 13,500,000
Federal Farm Credit Banks
0.72% (A), 02/13/2017	2,410,000	2,409,917
0.73% (A), 04/20/2017	350,000	349,947
0.74% (A), 08/01/2017	2,740,000	2,740,165
0.78% (A), 03/29/2017	10,125,000	10,123,864
0.79% (A), 04/17/2017	5,950,000	5,949,669
0.80% (A), 06/22/2017 - 11/13/2017	24,200,000	24,199,966
Federal Home Loan Banks
0.71% (A), 07/12/2017	14,600,000	14,600,000
0.77% (A), 06/01/2018	13,500,000	13,500,000
0.83% (A), 10/04/2017 - 10/27/2017	44,500,000	44,502,918
0.91% (A), 08/25/2017	9,600,000	9,602,721
0.94% (A), 12/18/2017	7,500,000	7,510,206
Federal National Mortgage Association 0.94% (A), 03/21/2018	15,500,000	15,552,619

Total U.S. Government Agency Obligations (Cost $164,541,992)		164,541,992

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.8%
Federal Agricultural Mortgage Corp.
0.69% (A), 05/09/2017	12,200,000	12,199,566
0.78% (A), 08/25/2017	12,500,000	12,500,409
Federal Farm Credit Banks 0.73% (A), 02/15/2017	24,100,000	24,099,699
Federal Farm Credit Discount Notes 0.66% (B), 08/07/2017	5,000,000	4,980,319
Federal Home Loan Bank Discount Notes
0.44% (B), 01/11/2017	12,100,000	12,098,555
0.47% (B), 01/19/2017 - 03/06/2017	42,650,000	42,631,635
0.49% (B), 01/27/2017	39,450,000	39,436,324
0.54% (B), 02/22/2017	20,000,000	19,984,689
0.55% (B), 03/22/2017	24,500,000	24,470,600
0.59% (B), 05/03/2017 - 05/05/2017	40,263,000	40,183,056
Federal Home Loan Banks
0.63% (A), 06/01/2017	12,200,000	12,199,235
0.80% (A), 04/19/2017	19,300,000	19,300,000
Federal Home Loan Mortgage Corp. Discount Notes 0.34% (B), 01/05/2017	24,750,000	24,749,079

Total Short-Term U.S. Government Agency Obligations (Cost $288,833,166)		288,833,166

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 7.6%
U.S. Treasury Bill
0.60% (B), 06/01/2017	25,000,000	24,938,132
0.65% (B), 06/22/2017	34,300,000	34,195,118
0.66% (B), 06/29/2017	12,300,000	12,260,247

Total Short-Term U.S. Government Obligations (Cost $71,393,497)		71,393,497

	Principal	Value
REPURCHASE AGREEMENTS - 44.1%

Barclays Capital, Inc.
0.50% (B), dated 12/30/2016, to be repurchased at $74,004,111 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 4.86% - 6.60%, due 03/18/2027 - 11/25/2046, and with a total value of $75,480,000.

	$ 74,000,000	$ 74,000,000
Barclays Capital, Inc. 0.76% (B), dated 12/09/2016, to be repurchased at $34,041,414 on 02/07/2017. Collateralized by a U.S. Government Obligation and U.S. Government Agency Obligations, 0.30% - 6.31%, due 03/02/2017 - 11/25/2046, and with a total value of $36,669,090. (C)	34,000,000	34,000,000
Deutsche Bank Securities, Inc. 0.51% (B), dated 12/30/2016, to be repurchased at $13,000,737 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, Zero Coupon - 1.75%, due 09/26/2018 - 06/20/2019, and with a total value of $13,260,062.	13,000,000	13,000,000
Goldman Sachs & Co. 0.44% (B), dated 12/30/2016, to be repurchased at $37,001,809 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 3.00% - 4.00%, due 10/01/2028 - 03/01/2044, and with a total value of $37,740,000.	37,000,000	37,000,000
ING Financial Markets LLC 0.46% (B), dated 12/30/2016, to be repurchased at $97,704,994 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 2.00% - 4.00%, due 10/20/2038 - 05/20/2046, and with a total value of $99,654,268.	97,700,000	97,700,000
Jefferies LLC 0.48% (B), dated 12/30/2016, to be repurchased at $47,302,523 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 3.00% - 4.00%, due 05/01/2027 - 12/20/2046, and with a total value of $48,246,001.	47,300,000	47,300,000
Nomura Securities International, Inc. 0.51% (B), dated 12/30/2016, to be repurchased at $111,106,296 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 1.29% - 9.00%, due 10/01/2017 - 11/20/2066, and with a total value of $113,322,000.	111,100,000	111,100,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Government Money Market Portfolio

(formerly, Transamerica Partners Money Market Portfolio)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

Principal	Value
REPURCHASE AGREEMENTS (continued)

State Street Bank & Trust Co.
0.03% (B), dated 12/30/2016, to be repurchased at $420,590 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.00%, due 02/15/2025, and with a value of $429,970.

$ 420,588	$ 420,588

Total Repurchase Agreements (Cost $414,520,588)	414,520,588

Total Investments (Cost $939,289,243) (D)	939,289,243
Net Other Assets (Liabilities) - (0.0)% (E)	(121,782)

Net Assets - 100.0%	$ 939,167,461

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$164,541,992	$—	$164,541,992
Short-Term U.S. Government Agency Obligations	—	288,833,166	—	288,833,166
Short-Term U.S. Government Obligations	—	71,393,497	—	71,393,497
Repurchase Agreements	—	414,520,588	—	414,520,588

Total Investments	$—	$939,289,243	$—	$939,289,243

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	Illiquid security. At December 31, 2016, value of the illiquid security is $34,000,000, representing 3.6% of the Portfolio’s net assets.
(D)	Aggregate cost for federal income tax purposes is $939,289,243.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 33.4%
American Express Credit Account Master Trust
Series 2014-2, Class A,
1.26%, 01/15/2020	$ 2,000,000	$ 2,001,265
Series 2014-3, Class A,
1.49%, 04/15/2020	1,000,000	1,002,269
Series 2014-4, Class A,
1.43%, 06/15/2020	1,500,000	1,502,485
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class D,
2.68%, 10/09/2018	1,500,000	1,500,738
Series 2013-2, Class C,
1.79%, 03/08/2019	1,225,044	1,226,571
Series 2013-3, Class C,
2.38%, 06/10/2019	1,000,000	1,004,010
Series 2014-3, Class D,
3.13%, 10/08/2020	1,270,000	1,289,941
Series 2015-4, Class C,
2.88%, 07/08/2021	750,000	758,075
Series 2016-1, Class C,
2.89%, 01/10/2022	950,000	961,814
Series 2016-4, Class B,
1.83%, 12/08/2021	1,000,000	990,415
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class B,
3.04%, 03/20/2019 (A)	850,000	853,324
Series 2014-1A, Class A,
2.46%, 07/20/2020 (A)	1,250,000	1,246,989
Series 2014-1A, Class B,
2.96%, 07/20/2020 (A)	375,000	373,483
Barclays Dryrock Issuance Trust Series 2016-1, Class A, 1.52%, 05/16/2022	2,000,000	1,981,388
Capital Auto Receivables Asset Trust
Series 2013-1, Class C,
1.74%, 10/22/2018	1,137,789	1,138,244
Series 2015-4, Class C,
2.89%, 02/22/2021	1,630,000	1,635,680
Series 2016-1, Class B,
2.67%, 12/21/2020	1,000,000	997,954
Series 2016-2, Class B,
2.11%, 03/22/2021	1,000,000	993,073
Series 2016-3, Class C,
2.35%, 09/20/2021	725,000	713,105
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7,
5.75%, 07/15/2020	1,000,000	1,031,942
Series 2015-A1, Class A1,
1.39%, 01/15/2021	3,800,000	3,798,222
Series 2015-A8, Class A8,
2.05%, 08/15/2023	3,300,000	3,299,538
Series 2016-A3, Class A3,
1.34%, 04/15/2022	2,920,000	2,887,684
Series 2016-A4, Class A4,
1.33%, 06/15/2022	3,350,000	3,305,064
Series 2016-A6, Class A,
1.82%, 09/15/2022	2,015,000	2,009,932

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust
Series 2013-1, Class D,
1.99%, 08/15/2019	$ 1,150,000	$ 1,151,332
Series 2013-2, Class C,
1.61%, 03/15/2019	2,150,000	2,151,684
Series 2015-2, Class C,
2.39%, 03/15/2021	900,000	897,666
Series 2016-1, Class A3,
1.61%, 11/16/2020	2,000,000	2,000,368
Chase Issuance Trust Series 2014-A7, Class A7, 1.38%, 11/15/2019	2,000,000	2,001,738
CIT Equipment Collateral Series 2014-VT1, Class C, 2.65%, 10/20/2022 (A)	2,000,000	2,005,713
Citibank Credit Card Issuance Trust
Series 2014-A2, Class A2,
1.02%, 02/22/2019	3,900,000	3,899,849
Series 2014-A4, Class A4,
1.23%, 04/24/2019	3,900,000	3,901,561
CLI Funding V LLC
Series 2013-1A,
2.83%, 03/18/2028 (A)	669,900	645,279
Series 2013-3A, Class A,
3.67%, 11/18/2028 (A)	444,828	428,845
CNH Equipment Trust
Series 2013-D, Class B,
1.75%, 04/15/2021	1,100,000	1,100,786
Series 2014-A, Class A3,
0.84%, 05/15/2019	292,194	292,079
Series 2014-B, Class B,
1.93%, 11/15/2021	1,050,000	1,051,322
Series 2014-C, Class A3,
1.05%, 11/15/2019	1,280,665	1,279,459
Series 2015-A, Class B,
2.14%, 08/15/2022	2,000,000	2,003,100
Series 2015-B, Class A3,
1.37%, 07/15/2020	1,000,000	999,805
Series 2015-B, Class B,
2.23%, 10/17/2022	1,825,000	1,829,519
Colony American Homes Series 2015-1A, Class A, 1.94% (B), 07/17/2032 (A)	1,592,019	1,593,889
Diamond Resorts Owner Trust
Series 2013-2, Class A,
2.27%, 05/20/2026 (A)	945,862	940,833
Series 2014-1, Class A,
2.54%, 05/20/2027 (A)	1,123,584	1,114,391
Series 2015-2, Class A,
2.99%, 05/22/2028 (A)	760,212	754,576
Discover Card Execution Note Trust
Series 2014-A5, Class A,
1.39%, 04/15/2020	2,000,000	2,002,967
Series 2015-A4, Class A4,
2.19%, 04/17/2023	3,000,000	3,003,695
Entergy Texas Restoration Funding LLC Series 2009-A, Class A2, 3.65%, 08/01/2019	1,096,586	1,112,685

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class D,
3.50%, 01/15/2019	$ 2,300,000	$ 2,301,694
Series 2015-1, Class B,
1.62%, 01/15/2020	1,050,000	1,048,916
Series 2016-5, Class A1,
1.95%, 11/15/2021	3,150,000	3,138,795
Global SC Finance II SRL Series 2013-1A, Class A, 2.98%, 04/17/2028 (A)	1,060,833	1,025,737
Huntington Auto Trust Series 2016-1, Class A3, 1.59%, 11/16/2020	1,835,000	1,831,239
Hyundai Auto Receivables Trust Series 2012-C, Class C, 1.42%, 02/15/2019	1,010,000	1,010,029
Invitation Homes Trust Series 2013-SFR1, Class B, 2.11% (B), 12/17/2030 (A)	1,080,000	1,075,333
MVW Owner Trust
Series 2015-1A, Class A,
2.52%, 12/20/2032 (A)	1,779,347	1,769,606
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	945,915	927,274
Nissan Master Owner Trust Receivables Series 2015-A, Class A2, 1.44%, 01/15/2020	2,090,000	2,090,203
Sierra Timeshare Receivables Funding LLC
Series 2012-1A, Class B,
3.58%, 11/20/2028 (A)	589,135	589,594
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	603,460	600,630
SMART ABS Trust Series 2013-2US, Class A4A, 1.18%, 02/14/2019	573,424	571,589
Synchrony Credit Card Master Note Trust Series 2012-2, Class A, 2.22%, 01/15/2022	2,062,000	2,077,680
Tricon American Homes Trust Series 2015-SFR1, Class B, 2.39% (B), 05/17/2032 (A)	730,000	729,082
World Financial Network Credit Card Master Trust
Series 2012-C, Class M,
3.32%, 08/15/2022	500,000	509,745
Series 2012-D, Class B,
3.34%, 04/17/2023	1,440,000	1,453,316
Series 2013-A, Class A,
1.61%, 12/15/2021	5,000,000	5,009,111
World Omni Auto Receivables Trust Series 2015-A, Class A4, 1.75%, 04/15/2021	2,450,000	2,452,625
World Omni Automobile Lease Securitization Trust
Series 2015-A, Class B,
1.94%, 12/15/2020	2,030,000	2,032,177
Series 2016-A, Class A4,
1.61%, 01/15/2022	1,000,000	989,820

Total Asset-Backed Securities (Cost $110,459,967)		109,900,541

	Principal	Value
CORPORATE DEBT SECURITIES - 27.4%
Banks - 5.8%
Bank of America Corp. 6.88%, 04/25/2018, MTN	$ 3,941,000	$ 4,188,928
Citigroup, Inc. 1.70%, 04/27/2018	3,425,000	3,417,451
JPMorgan Chase & Co. 2.55%, 10/29/2020	1,000,000	999,262
KeyBank NA
1.70%, 06/01/2018	1,330,000	1,329,253
2.35%, 03/08/2019	2,000,000	2,011,492
Toronto-Dominion Bank 1.75%, 07/23/2018, MTN	3,820,000	3,825,978
Wells Fargo & Co. 2.55%, 12/07/2020, MTN	3,425,000	3,428,915

		19,201,279

Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	2,000,000	2,011,490

Capital Markets - 3.2%
Deutsche Bank AG 1.35%, 05/30/2017	3,365,000	3,357,712
Goldman Sachs Group, Inc. 2.24% (B), 04/23/2021	3,005,000	3,044,744
Morgan Stanley 2.65%, 01/27/2020	4,000,000	4,018,840

		10,421,296

Chemicals - 0.8%
Airgas, Inc. 1.65%, 02/15/2018	2,575,000	2,579,800

Communications Equipment - 1.0%
Cisco Systems, Inc. 1.40%, 09/20/2019	3,240,000	3,204,668

Consumer Finance - 4.7%
Ford Motor Credit Co. LLC
2.24%, 06/15/2018	1,500,000	1,502,033
2.94%, 01/08/2019, MTN	2,115,000	2,139,136
General Motors Financial Co., Inc. 3.15%, 01/15/2020	3,080,000	3,099,315
John Deere Capital Corp. 1.25%, 10/09/2019, MTN	2,875,000	2,823,770
PACCAR Financial Corp. 1.75%, 08/14/2018, MTN	760,000	763,227
Toyota Motor Credit Corp. 1.70%, 02/19/2019, MTN	2,025,000	2,018,601
Visa, Inc. 2.20%, 12/14/2020	3,075,000	3,084,560

		15,430,642

Diversified Financial Services - 0.8%
Bear Stearns Cos. LLC 7.25%, 02/01/2018	2,500,000	2,645,595

Diversified Telecommunication Services - 0.7%
AT&T, Inc. 2.80%, 02/17/2021	900,000	892,851
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	1,300,000	1,299,427

		2,192,278

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.4%
Exelon Generation Co. LLC 5.20%, 10/01/2019	$ 1,295,000	$ 1,387,930

Energy Equipment & Services - 1.0%
Schlumberger Norge AS 1.25%, 08/01/2017 (A)	3,450,000	3,445,812

Equity Real Estate Investment Trusts - 1.1%
Ventas Realty, LP 1.25%, 04/17/2017	1,000,000	999,535
Ventas Realty, LP / Ventas Capital Corp. 4.00%, 04/30/2019	2,516,000	2,608,282

		3,607,817

Food & Staples Retailing - 1.1%
CVS Health Corp. 2.80%, 07/20/2020	3,500,000	3,551,117

Industrial Conglomerates - 0.7%
Honeywell International, Inc. 1.40%, 10/30/2019	2,350,000	2,328,270

Insurance - 0.7%
Metropolitan Life Global Funding I 1.50%, 01/10/2018 (A)	2,200,000	2,200,361

Media - 0.9%
Comcast Cable Communications LLC 8.88%, 05/01/2017	2,880,000	2,952,444

Oil, Gas & Consumable Fuels - 3.2%
Chevron Corp. 1.72%, 06/24/2018	1,500,000	1,504,593
Husky Energy, Inc. 6.20%, 09/15/2017	2,420,000	2,500,322
Kinder Morgan, Inc. 7.00%, 06/15/2017	1,545,000	1,580,846
Petroleos Mexicanos 2.90% (B), 07/18/2018	3,250,000	3,271,125
Total Capital International SA 1.55%, 06/28/2017	1,500,000	1,502,467

		10,359,353

Pharmaceuticals - 0.4%
Bayer US Finance LLC 1.50%, 10/06/2017 (A)	1,430,000	1,428,122

Semiconductors & Semiconductor Equipment - 0.3%
Altera Corp. 2.50%, 11/15/2018	1,050,000	1,068,132

Total Corporate Debt Securities (Cost $90,178,485)		90,016,406

MORTGAGE-BACKED SECURITIES - 13.3%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (B), 12/05/2032 (A)	1,600,000	1,681,207
Banc of America Commercial Mortgage Trust
Series 2008-1, Class A4,
6.24% (B), 02/10/2051	3,648,115	3,742,358
Series 2008-1, Class AJ,
6.28% (B), 02/10/2051	1,850,000	1,842,140

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust
Series 2007-C9, Class AMFL,
1.30% (B), 12/10/2049 (A)	$ 4,000,000	$ 3,960,397
Series 2012-LC4, Class A3,
3.07%, 12/10/2044	1,650,000	1,678,801
Series 2013-CR12, Class A1,
1.30%, 10/10/2046	2,890,745	2,884,397
Core Industrial Trust Series 2015-TEXW, Class C, 3.73%, 02/10/2034 (A)	1,600,000	1,630,911
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class A1, 1.25%, 01/15/2047	1,027,039	1,025,917
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-LDP2, Class D,
4.94% (B), 07/15/2042	5,000,000	5,011,082
Series 2005-LDP2, Class E,
4.98% (B), 07/15/2042	3,680,000	3,654,523
Series 2012-C8, Class A2,
1.80%, 10/15/2045	3,017,779	3,023,374
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A2, 1.97%, 05/15/2046	2,643,402	2,655,561
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class E,
5.15% (B), 11/14/2042	4,000,000	3,992,413
Series 2006-T21, Class C,
5.26% (B), 10/12/2052 (A)	1,390,000	1,369,113
Series 2016-UB12, Class A1,
1.78%, 12/15/2049	2,450,000	2,440,434
Wachovia Bank Commercial Mortgage Trust
Series 2006-C25, Class C,
5.79% (B), 05/15/2043	1,519,674	1,517,583
Series 2007-C32, Class A1A,
5.71% (B), 06/15/2049	857,282	864,105
WFRBS Commercial Mortgage Trust Series 2013-C18, Class A1, 1.19%, 12/15/2046	923,078	920,692

Total Mortgage-Backed Securities (Cost $44,123,301)		43,895,008

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.8%
Federal Home Loan Mortgage Corp.
2.60% (B), 06/01/2033	1,007,885	1,054,967
4.50%, 09/01/2026	1,435,760	1,510,540
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.97% (B), 01/25/2021	2,000,000	2,137,801
Federal National Mortgage Association
1.95%, 11/01/2020	2,630,000	2,608,799
5.58%, 04/01/2017	73,754	73,749
FREMF Mortgage Trust Series 2013-K502, Class B, 2.61% (B), 03/25/2045 (A)	1,820,000	1,823,276

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
4.53%, 12/20/2061	$ 2,174,960	$ 2,272,019
4.66%, 11/20/2061	1,127,046	1,170,124
4.67%, 09/20/2063	2,472,991	2,567,934
4.74%, 02/20/2063	2,594,965	2,709,087
4.75%, 02/20/2061	288,470	296,323
4.83%, 02/20/2061	288,205	297,641
4.84%, 06/20/2063	2,060,445	2,159,031
4.86%, 05/20/2062	2,181,867	2,271,363
4.87%, 05/20/2061	579,894	599,851
5.27%, 11/20/2060	1,754,776	1,848,703
5.31%, 04/20/2061	1,062,190	1,113,248
5.48%, 01/20/2060	4,086,496	4,264,208
5.66%, 06/20/2059	977,266	993,600
5.75%, 12/15/2022	307,855	333,136

Total U.S. Government Agency Obligations (Cost $33,762,425)		32,105,400

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 14.7%
U.S. Treasury - 14.7%
U.S. Treasury Note
0.75%, 09/30/2018	$ 7,975,000	$ 7,921,105
0.88%, 07/31/2019	19,777,000	19,547,547
1.13%, 02/28/2021	21,460,000	20,880,752

Total U.S. Government Obligations (Cost $48,953,508)		48,349,404

REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $3,876,302 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $3,958,062.	3,876,289	3,876,289

Total Repurchase Agreement (Cost $3,876,289)		3,876,289

Total Investments (Cost $331,353,975) (D)		328,143,048
Net Other Assets (Liabilities) - 0.2%		756,992

Net Assets - 100.0%		$ 328,900,040

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$109,900,541	$—	$109,900,541
Corporate Debt Securities	—	90,016,406	—	90,016,406
Mortgage-Backed Securities	—	43,895,008	—	43,895,008
U.S. Government Agency Obligations	—	32,105,400	—	32,105,400
U.S. Government Obligations	—	48,349,404	—	48,349,404
Repurchase Agreement	—	3,876,289	—	3,876,289

Total Investments	$—	$328,143,048	$—	$328,143,048

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $34,213,777, representing 10.4% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(C)	Rate disclosed reflects the yield at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $331,488,034. Aggregate gross unrealized appreciation and depreciation for all securities is $445,198 and $3,790,184, respectively. Net unrealized depreciation for tax purposes is $3,344,986.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
Australia - 0.2%
Australia Government Bond 3.75%, 04/21/2037 (A)	AUD 740,000	$ 553,692

Greece - 0.0% (B)
Hellenic Republic Government Bond 0.00% (C) (D), 10/15/2042	EUR 366,000	982

Italy - 0.3%
Italy Buoni Poliennali del Tesoro
1.25%, 09/15/2032 (A)	443,152	487,343
2.60%, 09/15/2023 (A)	252,670	309,407

		796,750

New Zealand - 1.0%
New Zealand Government Bond
2.50%, 09/20/2035 (A)	NZD 800,000	574,484
3.00%, 09/20/2030 (A)	2,102,000	1,664,521

		2,239,005

Total Foreign Government Obligations (Cost $3,704,947)		3,590,429

U.S. GOVERNMENT OBLIGATIONS - 97.6%
U.S. Treasury Inflation-Protected Securities - 97.6%
U.S. Treasury Inflation-Indexed Bond
0.63%, 02/15/2043	$ 3,232,932	2,959,921
0.75%, 02/15/2042	8,275,509	7,834,606
1.38%, 02/15/2044	4,579,061	4,997,180
1.75%, 01/15/2028	8,272,818	9,236,849
2.00%, 01/15/2026	4,682,710	5,275,373
2.13%, 02/15/2040 - 02/15/2041	11,430,475	14,197,557
2.38%, 01/15/2025 - 01/15/2027	14,308,129	16,581,085
2.50%, 01/15/2029	7,396,835	8,921,714
3.38%, 04/15/2032	533,009	736,809
3.63%, 04/15/2028	6,590,701	8,666,258
3.88%, 04/15/2029 (E)	7,579,757	10,363,021
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2019 - 07/15/2024	72,442,820	72,526,424
0.13%, 04/15/2021 - 07/15/2026 (F)	12,765,933	12,724,972
0.25%, 01/15/2025	4,490,376	4,416,208
0.38%, 07/15/2023	9,301,379	9,384,673
0.63%, 07/15/2021 - 01/15/2026	18,588,250	18,962,312
1.00%, 02/15/2046	142,838	143,441
1.13%, 01/15/2021	10,033,309	10,525,594
1.25%, 07/15/2020	5,275,841	5,571,995
1.38%, 07/15/2018 - 01/15/2020	8,355,469	8,774,203

Total U.S. Government Obligations (Cost $232,249,309)		232,800,195

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.1%
Put - 10-Year U.S. Treasury Note Futures
Exercise Price $124
Expiration Date 01/27/2017	322	120,750

Total Exchange-Traded Options Purchased (Cost $190,123)		120,750

	Number of Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.0% (B) (G)
Put - CHF vs. NOK
Exercise Price CHF 8
Expiration Date 02/14/2017, UBS	2,560,000	$ 1,171
Put - CHF vs. NOK Exercise Price CHF 8 Expiration Date 02/17/2017, UBS	2,560,000	2,760
Put - EUR vs. USD Exercise Price EUR 1 Expiration Date 01/30/2017, DUB	4,720,000	78,617

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $160,251)		82,548

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.2% (G)
Call - Pays Floating Rate Index 3-Month
USD-LIBOR
Exercise Rate 2.68%
Expiration Date 01/12/2021, DUB	$ 1,500,000	176,551
Put - Receives Floating Rate Index 3-Month
USD-LIBOR
Exercise Rate 2.68%
Expiration Date 01/12/2021, DUB	1,500,000	192,860
Put - Receives Floating Rate Index 6-Month
EUR-EURIBOR
Exercise Rate 2.50%
Expiration Date 06/08/2022, DUB	EUR 3,200,000	182,870

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $785,664)		552,281

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.1%
Money Market Fund - 0.1%
BlackRock Liquidity Funds T-Fund Portfolio	314,050	314,050

Total Short-Term Investment Company (Cost $314,050)		314,050

SECURITIES LENDING COLLATERAL - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (H)	3,710,264	3,710,264

Total Securities Lending Collateral (Cost $3,710,264)		3,710,264

Total Investments (Cost $241,114,608) (I)		241,170,517
Net Other Assets (Liabilities) - (1.1)%		(2,655,311)

Net Assets - 100.0%		$ 238,515,206

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Put - 10-Year U.S. Treasury Note Futures	USD 122.00	01/27/2017	199	$(109,409)	$(21,766)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN: (G)
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premiums (Received)	Value
Put - CHF vs. NOK	UBS	CHF	7.90	02/17/2017	CHF	2,560,000	$(13,232)	$(616)
Put - EUR vs. USD	DUB	EUR	1.07	01/30/2017	EUR	4,720,000	(30,590)	(79,794)

Total							$(43,822)	$(80,410)

OVER-THE-COUNTER INFLATION-CAPPED OPTIONS WRITTEN: (G)
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	DUB	2.50%	HICP Index	04/26/2022	EUR	1,070,000	$(74,168)	$(228)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (G)
Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 2-Year	DUB	3-Month USD-LIBOR	Receive	0.90%	06/07/2018	USD	16,100,000	$(79,851)	$(11,392)
Put - 2-Year	DUB	3-Month USD-LIBOR	Pay	1.90	06/07/2018	USD	16,100,000	(68,279)	(143,517)
Put - 20-Year	DUB	6-Month EUR-EURIBOR	Pay	4.50	06/08/2022	EUR	3,200,000	(150,269)	(31,313)

Total								$(298,399)	$(186,222)

CENTRALLY CLEARED SWAP AGREEMENTS: (J)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.73%	08/31/2046	USD	415,000	$77,940	$—	$77,940
3-Month USD-LIBOR	1.75	05/31/2021	USD	10,290,000	85,607	—	85,607
3-Month USD-LIBOR	1.80	08/19/2046	USD	972,000	166,517	—	166,517
3-Month USD-LIBOR	2.51	08/15/2026	USD	2,740,000	(33,622)	—	(33,622)
3-Month USD-LIBOR	2.78	11/15/2043	USD	1,300,000	(38,199)	—	(38,199)
1-Year OIS Federal Funds Rate	1.42	05/31/2021	USD	2,940,000	22,632	—	22,632

Total					$280,875	$—	$280,875

OVER-THE-COUNTER SWAP AGREEMENTS: (G)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP ex Tobacco NSA	DUB	1.13%	12/08/2021	EUR	2,090,000	$9,588	$—	$9,588

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (G)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP ex Tobacco NSA	DUB	1.41%	12/08/2026	EUR	2,090,000	$(15,477)	$—	$(15,477)

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(56)	12/17/2018	$127,350	$—
90-Day Eurodollar	Long	153	09/17/2018	—	(287,045)
90-Day Eurodollar	Long	56	12/18/2017	—	(77,790)
2-Year U.S. Treasury Note	Short	(71)	03/31/2017	12,734	—
5-Year U.S. Treasury Note	Long	318	03/31/2017	—	(32,612)
10-Year Australia Treasury Bond	Short	(10)	03/15/2017	—	(3,429)
10-Year U.S. Treasury Bond	Long	13	03/22/2017	19,683	—
10-Year U.S. Treasury Note	Long	60	03/22/2017	5,069	—
Euro-BTP Italy Government Bond	Short	(8)	03/08/2017	—	(11,768)
German Euro Bund	Long	2	03/08/2017	7,493	—
German Euro BUXL	Short	(1)	03/08/2017	—	(2,948)
German Euro Schatz	Short	(152)	03/08/2017	—	(22,019)
U.K. Gilt	Short	(4)	03/29/2017	—	(10,454)
U.S. Treasury Bond	Short	(21)	03/22/2017	—	(45,296)
U.S. Treasury Bond	Short	(40)	03/22/2017	41,442	—

Total				$213,771	$(493,361)

FORWARD FOREIGN CURRENCY CONTRACTS: (G)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	02/01/2017	USD	1,304,964	EUR	1,175,000	$66,003	$—
CBA	01/05/2017	USD	2,375,794	NZD	3,337,000	58,009	—
CITI	01/27/2017	USD	652,678	GBP	525,000	5,152	—
CITI	02/01/2017	EUR	1,155,000	USD	1,277,554	—	(59,681)
DUB	02/01/2017	EUR	1,155,000	USD	1,281,091	—	(63,219)
GSB	01/05/2017	USD	1,148,567	EUR	1,080,000	11,280	—
GSB	02/01/2017	USD	1,301,110	EUR	1,155,000	83,237	—
HSBC	01/05/2017	USD	295,183	AUD	400,000	6,566	—
MSCS	02/03/2017	USD	104,676	EUR	100,000	—	(776)
NAB	01/05/2017	USD	97,385	AUD	131,000	2,863	—
SSB	01/05/2017	EUR	302,000	USD	314,941	3,078	—
UBS	01/27/2017	GBP	1,040,000	USD	1,272,024	10,693	—

Total						$246,881	$(123,676)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Foreign Government Obligations	$—	$3,590,429	$—	$3,590,429
U.S. Government Obligations	—	232,800,195	—	232,800,195
Exchange-Traded Options Purchased	120,750	—	—	120,750
Over-the-Counter Foreign Exchange Options Purchased	—	82,548	—	82,548
Over-the-Counter Interest Rate Swaptions Purchased	—	552,281	—	552,281
Short-Term Investment Company	314,050	—	—	314,050
Securities Lending Collateral	3,710,264	—	—	3,710,264

Total Investments	$4,145,064	$237,025,453	$—	$241,170,517

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$352,696	$—	$352,696
Over-the-Counter Interest Rate Swap Agreements	—	9,588	—	9,588
Futures Contracts (L)	213,771	—	—	213,771
Forward Foreign Currency Contracts (L)	—	246,881	—	246,881

Total Other Financial Instruments	$213,771	$609,165	$—	$822,936

LIABILITIES
Other Financial Instruments
Exchange-Traded Options Written	$(21,766)	$—	$—	$(21,766)
Over-the-Counter Foreign Exchange Options Written	—	(80,410)	—	(80,410)
Over-the-Counter Inflation-Capped Options Written	—	(228)	—	(228)
Over-the-Counter Interest Rate Swaptions Written	—	(186,222)	—	(186,222)
Centrally Cleared Interest Rate Swap Agreements	—	(71,821)	—	(71,821)
Over-the-Counter Interest Rate Swap Agreements	—	(15,477)	—	(15,477)
Futures Contracts (L)	(493,361)	—	—	(493,361)
Forward Foreign Currency Contracts (L)	—	(123,676)	—	(123,676)

Total Other Financial Instruments	$(515,127)	$(477,834)	$—	$(992,961)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2016, the total value of Regulation S securities is $3,589,447, representing 1.5% of the Portfolio’s net assets.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Floating or variable rate security. The rate disclosed is as of December 31, 2016.
(D)	Percentage rounds to less than 0.01% or (0.01)%.
(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $520,664.
(F)	All or a portion of the security is on loan. The value of the security on loan is $3,636,230. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(G)	Cash in the amount of $580,000 has been segregated by the broker as collateral for open options, over-the-counter swap agreements, swaptions and/or forward foreign currency contracts.
(H)	Rate disclosed reflects the yield at December 31, 2016.
(I)	Aggregate cost for federal income tax purposes is $243,784,921. Aggregate gross unrealized appreciation and depreciation for all securities is $2,969,676 and $5,584,080, respectively. Net unrealized depreciation for tax purposes is $2,614,404.
(J)	Cash in the amount of $589,220 has been segregated by the custodian as collateral for centrally cleared swap agreements.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America, N.A.
CBA	Commonwealth Bank of Australia
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
HSBC	HSBC Bank USA
MSCS	Morgan Stanley Capital Services Inc.
NAB	National Australia Bank
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
BUXL	Bundesanleihen (German Long-Term Debt)
EURIBOR	Euro Interbank Offer Rate
HICP	Harmonized Indices of Consumer Prices
LIBOR	London Interbank Offered Rate
NSA	Not Seasonally Adjusted
OIS	Overnight Indexed Swap
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 6.4%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$ 3,321,295	$ 3,600,140
Avis Budget Rental Car Funding AESOP LLC
Series 2013-1A, Class A,
1.92%, 09/20/2019 (A)	1,000,000	994,972
Series 2014-1A, Class A,
2.46%, 07/20/2020 (A)	912,000	909,803
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 2.31% (B), 07/18/2027 (A)	4,560,000	4,570,880
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (A)	2,282,555	2,255,588
Conseco Finance Securitizations Corp. Series 2002-2, Class A2, 6.03% (B), 03/01/2033	20,661	20,667
Hertz Vehicle Financing LLC Series 2016-3A, Class A, 2.27%, 07/25/2020 (A)	2,270,000	2,247,977
ICG US CLO, Ltd. Series 2014-1A, Class A1, 2.03% (B), 04/20/2026 (A)	1,610,000	1,604,653
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (A)	1,914,023	1,890,530
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	2,364,787	2,318,185
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (A)	5,900,000	5,875,757
OCP CLO, Ltd. Series 2015-8A, Class A1, 2.41% (B), 04/17/2027 (A)	4,650,000	4,652,041
Ocwen Master Advance Receivables Trust Series 2015-T3, Class AT3, 3.21%, 11/15/2047 (A)	6,115,000	6,113,718
Palmer Square CLO, Ltd. Series 2015-2A, Class A1A, 2.38% (B), 07/20/2027 (A)	4,575,000	4,576,455
RAAC Trust Series 2007-RP4, Class A, 0.93% (B), 11/25/2046 (A)	877,406	755,340
SBA Tower Trust Series 2014-1A, Class C, 2.90% (B), 10/15/2044 (A)	9,030,000	9,098,530
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B,
2.70%, 10/20/2030 (A)	692,409	694,391
Series 2014-1A, Class A,
2.07%, 03/20/2030 (A)	1,316,288	1,307,395
Series 2014-2A, Class A,
2.05%, 06/20/2031 (A)	1,145,195	1,143,099
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	886,678	882,520

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2015-1A, Class B,
3.05%, 03/22/2032 (A)	$ 919,998	$ 926,171
Series 2016-2A, Class A,
2.33%, 07/20/2033 (A)	1,780,883	1,749,180
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (A)	1,173,956	1,157,477
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (A)	3,396,603	3,200,237
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	2,805,014	2,819,039
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 1.65% (B), 10/15/2018 (A)	3,791,000	3,776,253
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (A)	1,380,321	1,365,110
Wellfleet CLO, Ltd. Series 2016-2A, Class A1, 2.51% (B), 10/20/2028 (A)	3,170,000	3,173,262

Total Asset-Backed Securities (Cost $74,325,142)		73,679,370

CORPORATE DEBT SECURITIES - 39.6%
Air Freight & Logistics - 0.2%
FedEx Corp.
4.90%, 01/15/2034	1,075,000	1,145,904
5.10%, 01/15/2044	1,260,000	1,367,145

		2,513,049

Airlines - 1.8%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	2,264,224	2,201,958
3.70%, 04/01/2028	3,807,192	3,769,120
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	6,635,302	6,933,891
6.82%, 02/10/2024	553,772	636,838
7.75%, 06/17/2021	344,259	381,266
United Airlines Pass-Through Trust 3.75%, 03/03/2028	6,685,780	6,719,209

		20,642,282

Auto Components - 0.2%
BorgWarner, Inc. 3.38%, 03/15/2025 (C)	2,235,000	2,196,842

Automobiles - 0.4%
Ford Motor Co. 4.35%, 12/08/2026	2,743,000	2,771,796
General Motors Co.
4.88%, 10/02/2023	850,000	891,031
6.25%, 10/02/2043	500,000	552,740

		4,215,567

Banks - 7.4%
Bank of America Corp.
2.63%, 10/19/2020, MTN	1,035,000	1,035,591

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
4.10%, 07/24/2023	$ 1,595,000	$ 1,666,137
4.45%, 03/03/2026, MTN	1,325,000	1,365,463
5.75%, 12/01/2017	1,965,000	2,035,443
Bank One Capital III 8.75%, 09/01/2030	560,000	788,183
Bank One Corp. 8.00%, 04/29/2027	470,000	613,973
Barclays Bank PLC 10.18%, 06/12/2021 (A)	7,485,000	9,294,199
BNP Paribas SA 6.75% (B), 03/14/2022 (A) (D)	3,085,000	3,042,581
Branch Banking & Trust Co. 3.80%, 10/30/2026	1,980,000	2,034,713
Citigroup, Inc.
1.70%, 04/27/2018	3,472,000	3,464,348
2.36% (B), 09/01/2023	3,405,000	3,472,702
3.38%, 03/01/2023	1,380,000	1,386,922
6.68%, 09/13/2043	490,000	621,078
Commerzbank AG 8.13%, 09/19/2023 (A)	6,715,000	7,543,631
Cooperatieve Rabobank UA 11.00% (B), 06/30/2019 (A) (D)	8,795,000	10,336,764
Discover Bank 3.45%, 07/27/2026	1,280,000	1,235,982
First Horizon National Corp. 3.50%, 12/15/2020	2,345,000	2,366,358
HSBC Holdings PLC 4.25%, 03/14/2024	485,000	492,821
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (A)	1,405,000	1,298,480
JPMorgan Chase & Co.
2.55%, 10/29/2020	3,450,000	3,447,454
3.25%, 09/23/2022	1,745,000	1,764,701
4.85%, 02/01/2044 (C)	490,000	545,252
6.75% (B), 02/01/2024 (D)	412,000	443,930
JPMorgan Chase Bank NA 6.00%, 10/01/2017	860,000	887,506
KeyBank NA 3.40%, 05/20/2026, MTN	1,210,000	1,174,996
Nordea Bank AB 4.25%, 09/21/2022 (A)	8,020,000	8,354,378
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	1,685,000	1,750,216
6.40%, 10/21/2019	1,130,000	1,230,354
Societe Generale SA 5.00%, 01/17/2024 (A)	2,315,000	2,350,755
Toronto-Dominion Bank 3.63% (B), 09/15/2031	3,050,000	2,979,332
Wells Fargo & Co.
2.15%, 01/15/2019	912,000	917,020
4.13%, 08/15/2023	1,855,000	1,919,404
5.38%, 11/02/2043	550,000	607,007
5.90% (B), 06/15/2024 (D)	1,080,000	1,085,400
Wells Fargo Bank NA 5.95%, 08/26/2036	1,217,000	1,432,716

		84,985,790

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.8%
Anheuser-Busch InBev Worldwide, Inc. 4.95%, 01/15/2042	$ 4,189,000	$ 4,559,982
Molson Coors Brewing Co.
2.10%, 07/15/2021	2,605,000	2,537,041
3.00%, 07/15/2026	2,482,000	2,346,264

		9,443,287

Biotechnology - 1.0%
AbbVie, Inc. 3.60%, 05/14/2025	926,000	917,192
Celgene Corp. 5.00%, 08/15/2045	6,196,000	6,442,167
Gilead Sciences, Inc.
2.95%, 03/01/2027	2,893,000	2,768,772
4.15%, 03/01/2047	1,399,000	1,328,774

		11,456,905

Capital Markets - 4.6%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	3,495,000	3,571,128
7.30%, 06/28/2019	3,180,000	3,569,302
Deutsche Bank AG
2.22% (B), 08/20/2020	2,535,000	2,459,934
4.25%, 10/14/2021 (A)	4,320,000	4,336,658
Goldman Sachs Group, Inc.
5.75%, 01/24/2022	3,555,000	3,996,584
6.25%, 02/01/2041	490,000	607,388
6.75%, 10/01/2037	1,557,000	1,922,657
Macquarie Group, Ltd. 6.25%, 01/14/2021 (A)	5,645,000	6,249,884
Morgan Stanley
5.00%, 11/24/2025	3,738,000	3,993,257
5.75%, 01/25/2021	6,880,000	7,633,883
State Street Corp. 1.96% (B), 06/01/2077	285,000	251,869
Oaktree Capital Management, LP 6.75%, 12/02/2019 (A)	4,080,000	4,534,846
UBS AG 7.63%, 08/17/2022	5,385,000	6,105,244
UBS Group Funding Jersey, Ltd. 4.13%, 09/24/2025 (A)	2,883,000	2,938,547

		52,171,181

Chemicals - 0.4%
LyondellBasell Industries NV 5.00%, 04/15/2019	1,217,000	1,285,945
Monsanto Co. 4.40%, 07/15/2044	2,705,000	2,614,372

		3,900,317

Commercial Services & Supplies - 0.5%
ERAC USA Finance LLC 3.85%, 11/15/2024 (A)	3,020,000	3,069,105
Hutchison Whampoa International 14, Ltd. 1.63%, 10/31/2017 (A)	2,325,000	2,319,595

		5,388,700

Communications Equipment - 0.4%
Cisco Systems, Inc. 2.13%, 03/01/2019	797,000	807,503
Harris Corp. 5.55%, 10/01/2021	3,442,000	3,797,899

		4,605,402

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.5%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (A)	$ 955,000	$ 923,628
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	5,140,000	5,222,292

		6,145,920

Consumer Finance - 0.4%
Ally Financial, Inc. 3.50%, 01/27/2019	1,155,000	1,160,775
American Express Co. 4.05%, 12/03/2042	990,000	955,366
BMW US Capital LLC 2.80%, 04/11/2026 (A)	1,777,143	1,711,397
Discover Financial Services 3.85%, 11/21/2022	1,111,000	1,127,924

		4,955,462

Containers & Packaging - 0.3%
International Paper Co. 4.75%, 02/15/2022	2,047,000	2,214,281
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 6.88%, 02/15/2021	1,503,674	1,547,281

		3,761,562

Diversified Consumer Services - 0.0% (E)
President and Fellows of Harvard College 3.62%, 10/01/2037	255,000	253,118

Diversified Telecommunication Services - 2.0%
AT&T, Inc.
3.00%, 06/30/2022	4,480,000	4,397,613
3.40%, 05/15/2025	2,735,000	2,636,056
4.35%, 06/15/2045	1,445,000	1,287,541
4.60%, 02/15/2021	585,000	618,742
5.00%, 03/01/2021	905,000	973,338
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (A)	790,000	769,887
Intelsat Jackson Holdings SA 7.25%, 04/01/2019 (C)	1,902,000	1,597,680
Sprint Capital Corp. 6.88%, 11/15/2028	822,000	811,725
Verizon Communications, Inc.
3.45%, 03/15/2021 (C)	1,125,000	1,161,453
4.50%, 09/15/2020	1,135,000	1,214,578
5.15%, 09/15/2023	2,975,000	3,289,586
6.55%, 09/15/2043	2,901,000	3,623,282

		22,381,481

Electric Utilities - 1.3%
Appalachian Power Co. 3.40%, 06/01/2025	2,700,000	2,734,349
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	458,000	508,528
8.88%, 11/15/2018	449,000	504,575
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	4,720,000	4,285,008
Entergy Arkansas, Inc. 3.70%, 06/01/2024	1,110,000	1,150,014
Jersey Central Power & Light Co. 7.35%, 02/01/2019	1,000,000	1,095,312

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	$ 333,000	$ 355,636
5.30%, 06/01/2042	525,000	615,789
PacifiCorp
3.60%, 04/01/2024	3,380,000	3,515,258
5.75%, 04/01/2037	400,000	490,027

		15,254,496

Energy Equipment & Services - 0.3%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (A)	2,040,000	2,083,152
Schlumberger Investment SA 3.65%, 12/01/2023	835,000	874,644
Weatherford International, Ltd. 5.95%, 04/15/2042	960,000	724,800

		3,682,596

Equity Real Estate Investment Trusts - 2.3%
CBL & Associates, LP 5.25%, 12/01/2023	2,982,000	2,932,135
EPR Properties 4.50%, 04/01/2025	4,740,000	4,682,400
HCP, Inc. 3.40%, 02/01/2025	1,665,000	1,593,110
Kilroy Realty, LP 4.25%, 08/15/2029	5,355,000	5,245,287
Realty Income Corp. 3.88%, 07/15/2024	4,095,000	4,181,437
Simon Property Group, LP 3.38%, 10/01/2024	5,665,000	5,717,786
VEREIT Operating Partnership, LP 3.00%, 02/06/2019	1,655,000	1,650,863

		26,003,018

Food & Staples Retailing - 0.8%
CVS Health Corp.
2.13%, 06/01/2021	3,811,000	3,736,853
5.30%, 12/05/2043	319,000	361,454
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	1,258,000	1,263,753
4.30%, 04/22/2044	945,000	997,234
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	2,653,000	2,702,799

		9,062,093

Food Products - 0.5%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	1,470,000	1,411,604
Kraft Heinz Foods Co.
4.38%, 06/01/2046	2,277,000	2,142,609
4.88%, 02/15/2025 (A)	1,545,000	1,666,709

		5,220,922

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 3.75%, 11/30/2026	1,641,994	1,630,649
Boston Scientific Corp. 2.65%, 10/01/2018	1,062,000	1,073,647

		2,704,296

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.8%
Anthem, Inc.
1.88%, 01/15/2018	$ 1,930,000	$ 1,930,849
2.30%, 07/15/2018	1,930,000	1,942,617
3.30%, 01/15/2023	20,000	19,966
Coventry Health Care, Inc. 5.45%, 06/15/2021	1,632,000	1,812,352
Express Scripts Holding Co.
3.40%, 03/01/2027	1,412,000	1,322,919
4.80%, 07/15/2046	660,000	631,901
Tenet Healthcare Corp. 6.25%, 11/01/2018	1,010,000	1,065,550
UnitedHealth Group, Inc. 3.38%, 11/15/2021	650,000	674,522

		9,400,676

Industrial Conglomerates - 0.9%
General Electric Co.
5.00% (B), 01/21/2021 (D)	9,493,000	9,850,886
6.88%, 01/10/2039, MTN	500,000	704,971

		10,555,857

Insurance - 1.6%
American International Group, Inc. 8.18% (B), 05/15/2068	640,000	809,600
CNA Financial Corp. 5.88%, 08/15/2020	1,765,000	1,949,780
Fidelity National Financial, Inc. 5.50%, 09/01/2022	1,320,000	1,396,215
Lincoln National Corp. 8.75%, 07/01/2019	963,000	1,108,010
Metropolitan Life Global Funding I 1.30%, 04/10/2017 (A)	2,470,000	2,471,391
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	1,690,000	1,684,807
Pacific Life Insurance Co. 9.25%, 06/15/2039 (A)	2,365,000	3,493,398
Reinsurance Group of America, Inc. 3.63% (B), 12/15/2065	5,751,000	4,830,840

		17,744,041

IT Services - 0.6%
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	4,040,000	4,109,949
International Business Machines Corp. 3.63%, 02/12/2024	1,543,000	1,606,801
MasterCard, Inc. 3.38%, 04/01/2024	878,000	903,106

		6,619,856

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	3,515,000	3,541,721

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (A)	1,245,000	1,214,344

Media - 0.8%
21st Century Fox America, Inc. 7.63%, 11/30/2028	1,045,000	1,339,592

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CBS Corp. 5.75%, 04/15/2020	$ 1,845,000	$ 2,036,589
Comcast Corp. 5.88%, 02/15/2018	1,564,000	1,639,860
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (A) (D)	1,500,000	1,575,000
NBCUniversal Media LLC
4.38%, 04/01/2021	1,075,000	1,161,343
4.45%, 01/15/2043	1,359,000	1,388,717

		9,141,101

Metals & Mining - 0.2%
BHP Billiton Finance USA, Ltd. 3.85%, 09/30/2023 (C)	1,031,000	1,091,148
Freeport-McMoRan, Inc. 3.88%, 03/15/2023 (C)	1,125,000	1,032,187
Rio Tinto Finance USA PLC 2.88%, 08/21/2022	50,000	50,207

		2,173,542

Multi-Utilities - 0.4%
CMS Energy Corp.
3.88%, 03/01/2024	539,000	560,574
4.88%, 03/01/2044	725,000	777,228
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	2,760,000	2,761,708

		4,099,510

Oil, Gas & Consumable Fuels - 3.2%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (C)	1,485,000	1,662,101
Apache Corp.
4.25%, 01/15/2044	360,000	354,896
4.75%, 04/15/2043	520,000	535,615
BP Capital Markets PLC 3.12%, 05/04/2026	3,120,000	3,047,204
Energy Transfer Partners, LP 5.95%, 10/01/2043	960,000	989,402
EnLink Midstream Partners, LP 4.85%, 07/15/2026	960,000	968,384
EOG Resources, Inc. 2.45%, 04/01/2020	1,627,000	1,629,449
Exxon Mobil Corp.
1.82%, 03/15/2019	2,930,000	2,934,808
3.04%, 03/01/2026	1,290,000	1,288,252
Husky Energy, Inc. 4.00%, 04/15/2024	1,120,000	1,140,351
Kerr-McGee Corp. 6.95%, 07/01/2024	865,000	1,020,521
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	2,480,000	2,513,845
Laredo Petroleum, Inc. 7.38%, 05/01/2022	1,370,000	1,419,662
Murphy Oil Corp. 3.50%, 12/01/2017	1,326,000	1,332,630
Nexen Energy ULC 5.88%, 03/10/2035	110,000	123,554
Noble Energy, Inc.
6.00%, 03/01/2041	430,000	477,437
8.25%, 03/01/2019	1,065,000	1,196,320

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance BV 6.25%, 03/17/2024 (C)	$ 1,370,000	$ 1,314,104
Petroleos Mexicanos 3.50%, 01/30/2023	2,430,000	2,230,740
Range Resources Corp. 5.75%, 06/01/2021 (A)	450,000	471,375
Shell International Finance BV
2.50%, 09/12/2026	2,622,000	2,460,128
3.75%, 09/12/2046	785,000	722,314
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023 (C)	1,010,000	1,045,283
4.63%, 03/01/2034	875,000	922,680
Western Gas Partners, LP 5.38%, 06/01/2021	1,956,000	2,103,788
Williams Cos., Inc.
3.70%, 01/15/2023	540,000	521,100
7.88%, 09/01/2021	796,000	909,430
Williams Partners, LP 5.40%, 03/04/2044	814,000	788,881

		36,124,254

Pharmaceuticals - 0.7%
Actavis Funding SCS
3.45%, 03/15/2022	3,162,000	3,209,459
3.80%, 03/15/2025	2,518,000	2,520,966
4.55%, 03/15/2035	1,892,000	1,872,686
Pfizer, Inc. 4.13%, 12/15/2046	406,846	413,869
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	383,000	387,920

		8,404,900

Road & Rail - 0.4%
Aviation Capital Group Corp. 7.13%, 10/15/2020 (A)	3,032,000	3,501,960
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	269,000	272,266
3.75%, 04/01/2024	294,000	309,072

		4,083,298

Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp. 4.13%, 11/01/2021	3,735,000	3,894,895

Software - 0.2%
Microsoft Corp. 2.70%, 02/12/2025	2,445,000	2,395,785

Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc. 2.85%, 02/23/2023	5,198,000	5,230,399
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02%, 06/15/2026 (A)	2,370,000	2,567,412
HP, Inc. 3.75%, 12/01/2020	270,000	279,554

		8,077,365

Tobacco - 0.1%
Altria Group, Inc. 4.00%, 01/31/2024	905,000	956,238

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.2%
International Lease Finance Corp. 8.25%, 12/15/2020	$ 2,320,000	$ 2,702,800

Wireless Telecommunication Services - 1.8%
America Movil SAB de CV 3.13%, 07/16/2022	1,790,000	1,762,626
Crown Castle Towers LLC
4.88%, 08/15/2040 (A)	3,445,000	3,668,480
6.11%, 01/15/2040 (A)	7,393,000	8,010,026
SBA Tower Trust 2.24%, 04/15/2043 (A)	1,420,000	1,422,647
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	3,570,000	3,935,925
Sprint Corp. 7.88%, 09/15/2023	1,290,000	1,377,075
T-Mobile USA, Inc.
6.46%, 04/28/2019	145,000	147,538
6.73%, 04/28/2022	460,000	480,700
6.84%, 04/28/2023	145,000	155,331

		20,960,348

Total Corporate Debt Securities (Cost $453,852,766)		453,034,817

FOREIGN GOVERNMENT OBLIGATIONS - 1.4%
Brazil - 0.1%
Brazil Government International Bond 4.25%, 01/07/2025 (C)	1,440,000	1,346,400

Colombia - 0.1%
Colombia Government International Bond 4.00%, 02/26/2024 (C)	810,000	818,100

Indonesia - 0.2%
Indonesia Government International Bond 5.38%, 10/17/2023 (A)	2,500,000	2,707,658

Mexico - 0.3%
Mexico Government International Bond 4.00%, 10/02/2023	3,618,000	3,626,683

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	1,010,000	1,296,840

Republic of Korea - 0.5%
Export-Import Bank of Korea 4.00%, 01/11/2017 (C)	3,750,000	3,751,500
Korea Development Bank 3.50%, 08/22/2017	1,610,000	1,626,834

		5,378,334

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (A)	970,000	941,808

Total Foreign Government Obligations (Cost $15,990,690)		16,115,823

MORTGAGE-BACKED SECURITIES - 11.6%
Adjustable Rate Mortgage Trust Series 2004-2, Class 7A2, 1.60% (B), 02/25/2035	1,376	1,376

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust
Series 2005-36, Class 2A1A,
1.07% (B), 08/25/2035	$ 1,046,371	$ 770,166
Series 2005-50CB, Class 1A1,
5.50%, 11/25/2035	1,811,245	1,711,920
Series 2005-51, Class 3A3A,
1.06% (B), 11/20/2035	932,349	779,919
Series 2007-22, Class 2A16,
6.50%, 09/25/2037	7,211,887	5,169,740
Series 2007-5CB, Class 1A31,
5.50%, 04/25/2037	1,508,661	1,243,414
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A, 5.55% (B), 06/10/2049	487,756	491,220
Banc of America Funding Trust Series 2005-E, Class 4A1, 3.07% (B), 03/20/2035	127,540	127,966
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	4,905,000	4,844,881
Series 2012-TFT, Class C,
3.47% (B), 06/05/2030 (A)	4,215,000	4,082,217
Bear Stearns Alt-A Trust Series 2004-11, Class 2A2, 3.31% (B), 11/25/2034	64,773	61,045
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW15, Class A1A,
5.32%, 02/11/2044	1,072,585	1,073,869
Series 2007-PW17, Class A1A,
5.65% (B), 06/11/2050	1,370,110	1,395,277
Bear Stearns Mortgage Funding Trust Series 2006-AR5, Class 1A2, 0.97% (B), 12/25/2046	106,947	68,341
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1,
3.13% (B), 02/25/2034	91,714	90,760
Series 2005-3, Class 1A2,
1.05% (B), 04/25/2035	191,625	177,159
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	1,140,000	1,193,049
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	1,735,000	1,844,660
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (B), 06/25/2058 (A)	4,680,333	4,751,128
COMM Mortgage Trust
Series 2010-RR1, Class GEB,
5.54% (B), 12/11/2049 (A)	2,350,000	2,357,508
Series 2013-CR11, Class AM,
4.72% (B), 10/10/2046	565,000	611,694
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (A)	1,380,000	1,400,714
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	1,240,000	1,305,637
Series 2016-GCT, Class C,
3.46% (B), 08/10/2029 (A)	2,230,000	2,226,121

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (A)	$ 1,560,000	$ 1,558,511
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87% (B), 12/10/2049	1,175,000	1,200,836
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (A)	4,655,000	4,710,722
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 2.77% (B), 08/26/2036 (A)	3,213,646	3,170,736
CSMC Trust Series 2014-4R, Class 21A1, 0.91% (B), 12/27/2035 (A)	5,456,497	5,265,062
DBRR Trust Series 2011-C32, Class A3A, 5.52% (B), 06/17/2049 (A)	1,282,984	1,287,704
GMACM Mortgage Loan Trust
Series 2003-AR2, Class 1A1,
3.59% (B), 12/19/2033	27,191	25,845
Series 2005-AR1, Class 3A,
3.24% (B), 03/18/2035	48,028	46,449
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (B), 12/10/2027 (A)	3,320,000	3,136,578
GS Mortgage Securities Corp. Trust Series 2012-SHOP, Class C, 3.63%, 06/05/2031 (A)	410,000	413,508
Hilton USA Trust Series 2013-HLT, Class DFX, 4.41%, 11/05/2030 (A)	2,943	2,931
Impac CMB Trust Series 2004-6, Class 1A1, 1.56% (B), 10/25/2034	33,622	31,783
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.98% (B), 08/25/2037	624,275	493,341
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A,
5.43% (B), 06/12/2047	1,117,231	1,116,824
Series 2007-LD12, Class A1A,
5.85% (B), 02/15/2051	2,876,447	2,908,762
Series 2007-LDPX, Class A1A,
5.44%, 01/15/2049	710,805	712,881
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (A)	189,019	196,386
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
2.79% (B), 02/25/2034	64,648	64,050
Series 2006-A2, Class 5A1,
3.14% (B), 11/25/2033	63,671	64,956
Series 2006-S3, Class 1A12,
6.50%, 08/25/2036	336,188	274,041

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Resecuritization Trust Series 2014-2, Class 6A1, 2.84% (B), 05/26/2037 (A)	$ 4,153,128	$ 4,145,257
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM, 6.16% (B), 09/15/2045	900,000	929,205
MASTR Adjustable Rate Mortgages Trust Series 2007-R5, Class A1, 3.01% (B), 11/25/2035 (A)	524,548	392,536
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1,
1.40% (B), 10/25/2028	34,823	34,000
Series 2004-A1, Class 2A1,
2.88% (B), 02/25/2034	201,628	201,997
Series 2005-A3, Class A1,
1.03% (B), 04/25/2035	34,116	32,688
Series 2005-A4, Class 2A2,
3.04% (B), 07/25/2035	202,001	179,339
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 5.83% (B), 06/12/2050	995,465	1,004,711
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (A)	1,180,000	1,153,664
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM,
5.78% (B), 04/12/2049	2,641,427	2,640,958
Series 2007-IQ13, Class A1A,
5.31%, 03/15/2044	1,650,193	1,652,218
Series 2007-IQ13, Class AM,
5.41%, 03/15/2044	1,090,000	1,089,050
Series 2007-IQ14, Class A1A,
5.67% (B), 04/15/2049	888,228	894,557
Series 2007-IQ15, Class AM,
5.90% (B), 06/11/2049	1,225,000	1,241,901
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4B,
5.79% (B), 08/15/2045 (A)	540,000	541,984
Series 2012-XA, Class A,
2.00%, 07/27/2049 (A)	270,046	268,501
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (B), 07/26/2048 (A)	6,755,096	6,666,583
Motel 6 Trust Series 2015-MTL6, Class C, 3.64%, 02/05/2030 (A)	11,625,000	11,658,263
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50% (B), 10/25/2034 (A)	86,821	86,983
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (B), 12/25/2052 (A)	3,367,723	3,498,408
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	1,437,832	1,478,061
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	2,516,582	2,553,017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1.34% (B), 05/25/2035	$ 2,917,913	$ 2,801,891
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (B), 01/11/2037 (A)	4,200,000	3,962,651
RALI Trust
Series 2007-QO1, Class A1,
0.91% (B), 02/25/2047	489,538	416,945
Series 2007-QO4, Class A1A,
0.95% (B), 05/25/2047	923,195	768,529
RBSCF Trust Series 2010-RR3, Class WBTA, 5.97% (B), 02/16/2051 (A)	3,380,255	3,375,084
SCG Trust Series 2013-SRP1, Class AJ, 2.65% (B), 11/15/2026 (A)	3,355,000	3,326,619
STRIPS, Ltd. Series 2012-1A, Class A, 1.50%, 12/25/2044 (A)	68,317	68,317
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1,
3.09% (B), 07/25/2035	572,342	455,282
Series 2007-3, Class 3A1,
3.04% (B), 04/25/2047	1,552,882	1,185,371
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1.44% (B), 01/19/2034	44,210	42,558
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (B), 03/25/2054 (A)	2,881,698	2,906,596
Series 2015-5, Class A1B,
2.75% (B), 05/25/2055 (A)	3,508,477	3,516,985
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	2,680,000	2,737,655
Voyager BRSTN Delaware Trust, Interest Only STRIPS Series 2009-1, Class UAU7, 0.84% (B), 12/26/2036 (A)	126,748	124,237
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A,
1.05% (B), 07/25/2045	56,297	53,473
Series 2007-OA6, Class 1A1B,
1.35% (B), 07/25/2047	750,354	191,370

Total Mortgage-Backed Securities (Cost $136,024,663)		132,739,131

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.7%
California - 0.4%
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	340,000	471,679

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
State of California, General Obligation Unlimited
7.30%, 10/01/2039	$ 1,080,000	$ 1,525,381
7.60%, 11/01/2040	1,585,000	2,385,203
University of California, Revenue Bonds Series AD, 4.86%, 05/15/2112	315,000	305,512

		4,687,775

Georgia - 0.0% (E)
Municipal Electric Authority of Georgia, Revenue Bonds Series A, 6.64%, 04/01/2057	295,000	363,239

Illinois - 0.1%
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	670,000	598,645

New Jersey - 0.1%
New Jersey Turnpike Authority, Revenue Bonds Series F, 7.41%, 01/01/2040	431,000	620,869

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds Series E, 6.81%, 11/15/2040	355,000	473,435
New York City Water & Sewer System, Revenue Bonds Series CC, 5.88%, 06/15/2044	340,000	439,205
New York State Dormitory Authority, Revenue Bonds Series H, 5.39%, 03/15/2040	330,000	399,082
Port Authority of New York & New Jersey, Revenue Bonds Series 181, 4.96%, 08/01/2046	570,000	636,246

		1,947,968

Total Municipal Government Obligations (Cost $7,879,084)		8,218,496

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.3%
Federal Home Loan Mortgage Corp.
2.51% (B), 05/01/2037	74,808	77,640
2.52% (B), 04/01/2037	148,851	154,976
2.54% (B), 02/01/2037	43,657	45,648
2.62% (B), 01/01/2038	203,026	215,007
2.67% (B), 12/01/2034	20,233	21,602
2.99% (B), 09/01/2035	1,024,618	1,090,837
3.00% (B), 02/01/2041	586,497	621,842
3.04% (B), 09/01/2037	21,772	23,188
3.37% (B), 05/01/2037	98,550	105,279
5.50%, 06/01/2041	1,719,974	1,915,780
6.00%, 05/01/2031	511,037	589,669

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
1.88% (B), 08/01/2037	$ 8,824	$ 9,052
2.50%, TBA (F) (G)	8,476,000	8,489,409
2.54% (B), 08/01/2034	11,075	11,500
2.63% (B), 01/01/2035	22,387	23,365
2.81% (B), 03/01/2041	375,373	398,462
2.95% (B), 08/01/2035 - 03/01/2041	300,459	317,694
3.00%, TBA (F) (G)	57,922,000	57,540,514
3.50%, 07/01/2028 - 01/01/2029	4,238,175	4,451,776
3.50%, TBA (F) (G)	57,989,000	59,460,349
4.00%, 06/01/2042	561,385	593,256
4.00%, TBA (F) (G)	20,376,000	21,421,464
4.50%, 02/01/2025 - 06/01/2026	2,672,916	2,832,152
5.00%, 04/01/2039 - 11/01/2039	6,350,837	7,023,809
5.00%, TBA (F) (G)	1,648,000	1,795,290
5.50%, 04/01/2036 - 12/01/2041	4,332,883	4,940,316
6.00%, 02/01/2034 - 02/01/2041	7,796,083	8,975,439
6.50%, 05/01/2040	2,191,081	2,489,298
Government National Mortgage Association, Interest Only STRIPS 0.84% (B), 02/16/2053	7,731,232	412,549

Total U.S. Government Agency Obligations (Cost $185,801,586)		186,047,162

U.S. GOVERNMENT OBLIGATIONS - 22.0%
U.S. Treasury - 19.6%
U.S. Treasury Bond
2.25%, 08/15/2046 (C)	1,201,000	1,009,825
2.50%, 02/15/2045 - 05/15/2046	9,594,000	8,543,263
2.75%, 08/15/2042	8,544,500	8,072,220
3.13%, 02/15/2042	5,200,000	5,276,580
3.50%, 02/15/2039	809,000	884,718
3.63%, 02/15/2044	35,405,900	39,243,829
4.50%, 02/15/2036	15,262,200	19,311,445
4.75%, 02/15/2037	7,863,000	10,233,875
5.25%, 02/15/2029	10,654,000	13,617,975
U.S. Treasury Note
0.50%, 07/31/2017	2,268,000	2,265,696
0.63%, 09/30/2017	5,085,000	5,077,850
1.00%, 09/15/2017 - 11/30/2019	11,187,500	11,119,727
1.13%, 06/30/2021	3,375,000	3,266,500
1.13%, 09/30/2021 (C)	1,150,000	1,109,256
1.25%, 11/30/2018	12,527,900	12,546,003
1.50%, 08/15/2026 (C)	485,000	446,068
1.63%, 03/31/2019 - 05/15/2026	30,670,800	30,044,231
1.75%, 05/15/2023	15,333,000	14,934,097
1.88%, 11/30/2021 (C)	6,429,000	6,411,674
2.00%, 02/15/2025	10,060,000	9,791,207
2.25%, 11/15/2024	5,812,900	5,777,249
2.50%, 08/15/2023 - 05/15/2024	15,590,100	15,842,388

		224,825,676

U.S. Treasury Inflation-Protected Securities - 2.4%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	1,758,406	1,963,313
2.50%, 01/15/2029	7,511,221	9,059,682

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	$ 16,067,274	$ 16,349,592

		27,372,587

Total U.S. Government Obligations (Cost $257,148,412)		252,198,263

	Shares	Value
PREFERRED STOCKS - 0.3%
Banks - 0.1%
Citigroup Capital XIII 7.26% (B)	60,502	1,562,162

Capital Markets - 0.1%
State Street Corp. Series D, 5.90% (B)	23,039	596,019

Electric Utilities - 0.0% (E)
SCE Trust III Series H, 5.75% (B) (C)	7,998	203,709

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. Series Z, 8.38% (B) (H)	93,300	705,348
Federal National Mortgage Association
Series O, 0.00% (B) (H) (I)	1,300	17,901
Series S, 8.25% (B) (H)	81,175	649,400

		1,372,649

Total Preferred Stocks (Cost $4,586,142)		3,734,539

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.1%
Federal Home Loan Bank Discount Notes
0.34% (J), 01/09/2017	$ 3,900,000	3,899,754
0.36% (J), 01/13/2017 - 01/25/2017	68,000,000	67,984,602
0.46% (J), 02/10/2017	8,300,000	8,295,618
0.53% (J), 03/13/2017	46,675,000	46,628,465

Total Short-Term U.S. Government Agency Obligations (Cost $126,804,076)		126,808,439

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.0%
U.S. Treasury Bill
0.34% (J), 01/12/2017	11,700,000	$ 11,698,830
0.46% (J), 02/09/2017	10,611,000	10,606,119
0.48% (J), 02/09/2017	300,000	299,862

Total Short-Term U.S. Government Obligations (Cost $22,604,190)		22,604,811

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (J)	22,718,865	22,718,865

Total Securities Lending Collateral (Cost $22,718,865)		22,718,865

	Principal	Value
REPURCHASE AGREEMENT - 0.9%

State Street Bank & Trust Co.
0.03% (J), dated 12/30/2016, to be repurchased at $10,300,575 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $10,510,841.

	$ 10,300,540	$ 10,300,540

Total Repurchase Agreement (Cost $10,300,540)		10,300,540

Total Investments (Cost $1,318,036,156) (K)		1,308,200,256
Net Other Assets (Liabilities) - (14.3)%		(163,335,909)

Net Assets - 100.0%		$ 1,144,864,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$73,679,370	$—	$73,679,370
Corporate Debt Securities	—	453,034,817	—	453,034,817
Foreign Government Obligations	—	16,115,823	—	16,115,823
Mortgage-Backed Securities	—	132,739,131	—	132,739,131
Municipal Government Obligations	—	8,218,496	—	8,218,496
U.S. Government Agency Obligations	—	186,047,162	—	186,047,162
U.S. Government Obligations	—	252,198,263	—	252,198,263
Preferred Stocks	3,734,539	—	—	3,734,539
Short-Term U.S. Government Agency Obligations	—	126,808,439	—	126,808,439
Short-Term U.S. Government Obligations	—	22,604,811	—	22,604,811
Securities Lending Collateral	22,718,865	—	—	22,718,865
Repurchase Agreement	—	10,300,540	—	10,300,540

Total Investments	$26,453,404	$1,281,746,852	$—	$1,308,200,256

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $274,330,431, representing 24.0% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $22,253,813. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.
(G)	Cash in the amount of $557,000 has been segregated by the custodian as collateral for open TBA commitment transactions.
(H)	Non-income producing securities.
(I)	Percentage rounds to less than 0.01% or (0.01)%.
(J)	Rates disclosed reflect the yields at December 31, 2016.
(K)	Aggregate cost for federal income tax purposes is $1,318,198,885. Aggregate gross unrealized appreciation and depreciation for all securities is $12,053,461 and $22,052,090, respectively. Net unrealized depreciation for tax purposes is $9,998,629.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES - 91.5%
Aerospace & Defense - 1.2%
Bombardier, Inc.
6.00%, 10/15/2022 (A)	$ 4,387,000	$ 4,123,780
6.13%, 01/15/2023 (A)	930,000	886,662
7.50%, 03/15/2025 (A)	691,000	682,722
7.75%, 03/15/2020 (A)	1,812,000	1,907,130
Triumph Group, Inc. 5.25%, 06/01/2022	2,244,000	2,092,530

		9,692,824

Airlines - 2.4%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A)	1,000,000	1,012,500
5.50%, 10/01/2019 (A)	2,874,000	2,967,405
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	1,971,469	2,045,399
6.13%, 07/15/2018 (A)	7,155,000	7,432,614
Continental Airlines Pass-Through Trust
6.13%, 04/29/2018	3,220,000	3,348,800
6.90%, 10/19/2023	1,057,356	1,106,628
United Airlines Pass-Through Trust 4.63%, 03/03/2024	696,255	711,921
United Continental Holdings, Inc. 6.38%, 06/01/2018	1,185,000	1,238,325
US Airways Pass-Through Trust 6.75%, 12/03/2022	304,366	330,998

		20,194,590

Auto Components - 0.2%
Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	1,500,000	1,493,160

Automobiles - 0.2%
Fiat Chrysler Automobiles NV 5.25%, 04/15/2023	1,650,000	1,680,195

Banks - 3.5%
Bank of America Corp. 8.00% (B), 01/30/2018 (C)	3,947,000	4,055,543
Barclays PLC
6.63% (B), 09/15/2019 (C)	3,261,000	3,053,509
8.25% (B), 12/15/2018 (C)	2,063,000	2,146,188
BNP Paribas SA
6.75% (B), 03/14/2022 (A) (C)	1,375,000	1,356,094
7.63% (B), 03/30/2021 (A) (C)	768,000	810,317
CIT Group, Inc.
5.00%, 08/15/2022	385,000	401,363
5.25%, 03/15/2018	1,525,000	1,580,281
5.50%, 02/15/2019 (A)	2,290,000	2,415,950
Citigroup, Inc. 6.30% (B), 05/15/2024 (C)	4,525,000	4,486,537
JPMorgan Chase & Co. 7.90% (B), 04/30/2018 (C)	2,852,000	2,953,246
Lloyds Banking Group PLC 7.50% (B), 06/27/2024 (C)	2,925,000	3,012,750
Royal Bank of Scotland Group PLC 8.63% (B), 08/15/2021 (C)	1,260,000	1,285,200
Societe Generale SA 7.38% (B), 09/13/2021 (A) (C)	1,575,000	1,572,354

		29,129,332

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.8%
Cott Beverages, Inc.
5.38%, 07/01/2022	$ 4,099,000	$ 4,170,732
6.75%, 01/01/2020	2,284,000	2,366,795

		6,537,527

Biotechnology - 0.2%
Concordia International Corp.
7.00%, 04/15/2023 (A)	1,159,000	365,085
9.00%, 04/01/2022 (A)	547,000	463,583
9.50%, 10/21/2022 (A)	1,656,000	587,880

		1,416,548

Building Products - 3.5%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	9,732,000	9,732,000
Boise Cascade Co. 5.63%, 09/01/2024 (A)	1,540,000	1,528,450
Builders FirstSource, Inc.
5.63%, 09/01/2024 (A)	2,041,000	2,051,205
10.75%, 08/15/2023 (A)	3,824,000	4,388,040
Griffon Corp. 5.25%, 03/01/2022	5,275,000	5,344,894
Norbord, Inc. 6.25%, 04/15/2023 (A)	2,237,000	2,315,295
Ply Gem Industries, Inc. 6.50%, 02/01/2022	3,765,000	3,878,381

		29,238,265

Capital Markets - 1.4%
Credit Suisse Group AG
6.25% (B), 12/18/2024 (A) (C)	807,000	785,372
7.50% (B), 12/11/2023 (A) (C)	4,563,000	4,774,039
Deutsche Bank AG 7.50% (B), 04/30/2025 (C)	2,400,000	2,194,874
Goldman Sachs Capital II 4.00% (B), 01/30/2017 (C)	495,000	403,965
Morgan Stanley
5.45% (B), 07/15/2019 (C)	3,550,000	3,514,500
5.55% (B), 07/15/2020 (C)	320,000	323,600

		11,996,350

Chemicals - 1.2%
Hexion, Inc.
6.63%, 04/15/2020	6,738,000	5,963,130
10.00%, 04/15/2020	1,201,000	1,194,995
Tronox Finance LLC
6.38%, 08/15/2020	1,095,000	1,023,825
7.50%, 03/15/2022 (A)	2,217,000	2,067,352

		10,249,302

Commercial Services & Supplies - 0.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.25%, 03/15/2025 (A)	2,052,000	1,913,490
5.50%, 04/01/2023	2,056,000	2,020,020
United Rentals North America, Inc. 5.50%, 05/15/2027	825,000	818,812

		4,752,322

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 1.8%
Abengoa Greenfield SA 6.50%, 10/01/2019 (A) (D) (E) (F)	$ 1,767,000	$ 79,515
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.88%, 02/15/2021 (A)	5,026,000	4,837,525
Brookfield Residential Properties, Inc.
6.38%, 05/15/2025 (A)	2,147,000	2,141,632
6.50%, 12/15/2020 (A)	1,441,000	1,473,423
K Hovnanian Enterprises, Inc.
7.25%, 10/15/2020 (A)	3,514,000	3,312,999
9.13%, 11/15/2020 (A)	3,951,000	3,160,800

		15,005,894

Consumer Finance - 3.5%
Ally Financial, Inc.
3.25%, 02/13/2018	872,000	876,360
5.50%, 02/15/2017	1,700,000	1,706,375
5.75%, 11/20/2025	1,366,000	1,362,585
8.00%, 03/15/2020	282,000	319,365
Altice Financing SA
6.63%, 02/15/2023 (A)	2,539,000	2,608,823
7.50%, 05/15/2026 (A)	1,770,000	1,840,800
Altice US Finance I Corp. 5.38%, 07/15/2023 (A)	980,000	1,016,750
Navient Corp.
5.50%, 01/15/2019, MTN	2,630,000	2,728,625
5.88%, 10/25/2024	2,126,000	2,019,700
OneMain Financial Holdings LLC
6.75%, 12/15/2019 (A)	1,847,000	1,925,498
7.25%, 12/15/2021 (A)	3,079,000	3,209,857
Springleaf Finance Corp.
6.00%, 06/01/2020	2,389,000	2,421,849
7.75%, 10/01/2021	2,723,000	2,872,765
8.25%, 12/15/2020	3,869,000	4,207,537

		29,116,889

Containers & Packaging - 2.2%
ARD Finance SA 7.13%, 09/15/2023 Cash Rate 7.125% (A) (G)	1,952,000	1,927,600
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
3.96% (B), 12/15/2019 (A)	3,970,000	4,029,550
7.25%, 05/15/2024 (A)	535,000	563,756
Ball Corp.
4.38%, 12/15/2020	958,000	1,001,110
5.25%, 07/01/2025	1,622,000	1,694,990
Coveris Holdings SA 7.88%, 11/01/2019 (A)	3,200,000	3,176,000
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A)	1,617,000	1,685,722
6.38%, 08/15/2025 (A)	539,000	568,645
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	955,000	975,294
6.88%, 02/15/2021	2,393,564	2,462,978
7.00%, 07/15/2024 (A)	495,000	526,247

		18,611,892

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 1.5%
Glen Meadow Pass-Through Trust 6.51% (B), 02/12/2067 (A)	$ 6,723,000	$ 5,193,517
ILFC E-Capital Trust I 4.67% (B), 12/21/2065 (A)	4,780,000	4,194,450
ILFC E-Capital Trust II 4.92% (B), 12/21/2065 (A)	875,000	770,000
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.50%, 04/15/2021 (A)	2,441,000	2,416,590

		12,574,557

Diversified Telecommunication Services - 7.7%
CenturyLink, Inc.
6.45%, 06/15/2021	1,749,000	1,840,822
7.50%, 04/01/2024	666,000	699,300
7.60%, 09/15/2039	727,000	634,308
7.65%, 03/15/2042	12,550,000	10,981,250
Frontier Communications Corp.
6.88%, 01/15/2025	318,000	269,505
7.63%, 04/15/2024	4,566,000	4,086,570
9.00%, 08/15/2031	4,112,000	3,505,480
11.00%, 09/15/2025	247,000	255,028
Hughes Satellite Systems Corp.
5.25%, 08/01/2026 (A)	328,000	321,440
6.50%, 06/15/2019	440,000	478,500
6.63%, 08/01/2026 (A)	1,747,000	1,755,735
7.63%, 06/15/2021	7,166,000	7,864,685
Intelsat Jackson Holdings SA
7.25%, 04/01/2019	3,717,000	3,122,280
8.00%, 02/15/2024 (A)	525,000	539,438
SFR Group SA 7.38%, 05/01/2026 (A)	3,130,000	3,208,250
Sprint Capital Corp. 8.75%, 03/15/2032	1,090,000	1,199,000
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	2,750,000	2,770,625
Virgin Media Finance PLC
5.75%, 01/15/2025 (A)	3,425,000	3,433,562
6.38%, 04/15/2023 (A)	1,820,000	1,890,525
Virgin Media Secured Finance PLC
5.25%, 01/15/2026 (A)	3,978,000	3,928,275
5.50%, 08/15/2026 (A)	675,000	673,312
Wind Acquisition Finance SA
4.75%, 07/15/2020 (A)	2,700,000	2,720,250
7.38%, 04/23/2021 (A)	4,935,000	5,132,400
Windstream Services LLC
6.38%, 08/01/2023	591,000	527,468
7.50%, 04/01/2023	851,000	819,087
7.75%, 10/01/2021	1,505,000	1,547,140

		64,204,235

Electric Utilities - 1.2%
Elwood Energy LLC 8.16%, 07/05/2026	2,562,191	2,869,654
Homer City Generation, LP 8.73%, 10/01/2026 (D) (F)	7,089,700	3,048,571
Red Oak Power LLC 9.20%, 11/30/2029	2,375,000	2,467,031

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Terraform Global Operating LLC 9.75%, 08/15/2022 (A)	$ 1,712,000	$ 1,827,560

		10,212,816

Electronic Equipment, Instruments & Components - 0.5%
Belden, Inc. 5.50%, 09/01/2022 (A)	2,514,000	2,589,420
Sanmina Corp. 4.38%, 06/01/2019 (A)	1,835,000	1,885,463

		4,474,883

Energy Equipment & Services - 3.2%
CSI Compressco, LP / CSI Compressco Finance, Inc. 7.25%, 08/15/2022	2,823,000	2,667,735
Genesis Energy, LP / Genesis Energy Finance Corp. 6.75%, 08/01/2022	3,390,000	3,522,210
Noble Holding International, Ltd.
6.05%, 03/01/2041	1,491,000	1,028,790
8.20%, 04/01/2045	1,275,000	1,061,438
NuStar Logistics, LP
4.80%, 09/01/2020	3,924,000	3,933,810
6.75%, 02/01/2021	42,000	45,360
8.15%, 04/15/2018	2,000,000	2,135,000
Rowan Cos., Inc.
4.88%, 06/01/2022	2,296,000	2,169,720
7.38%, 06/15/2025	260,000	265,200
Sabine Pass Liquefaction LLC
5.63%, 02/01/2021 - 03/01/2025	3,540,000	3,787,800
5.88%, 06/30/2026 (A)	2,697,000	2,906,017
Weatherford International LLC 6.80%, 06/15/2037	2,144,000	1,758,080
Weatherford International, Ltd. 6.75%, 09/15/2040	1,875,000	1,500,000

		26,781,160

Equity Real Estate Investment Trusts - 1.4%
CBL & Associates, LP
5.25%, 12/01/2023	3,139,000	3,086,510
5.95%, 12/15/2026	1,114,000	1,121,359
Communications Sales & Leasing, Inc. / CSL Capital LLC
7.13%, 12/15/2024 (A)	871,000	879,710
8.25%, 10/15/2023	2,808,000	2,976,480
Iron Mountain US Holdings, Inc. 5.38%, 06/01/2026 (A)	1,436,000	1,389,330
Iron Mountain, Inc. 4.38%, 06/01/2021 (A)	875,000	894,687
Starwood Property Trust, Inc. 5.00%, 12/15/2021 (A)	698,000	707,353
VEREIT Operating Partnership, LP 4.13%, 06/01/2021	940,000	954,100

		12,009,529

Food & Staples Retailing - 1.0%
Albertsons Cos. LLC / Safeway, Inc.
5.75%, 03/15/2025 (A)	1,405,000	1,390,950
6.63%, 06/15/2024 (A)	2,175,000	2,267,437

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
Rite Aid Corp.
6.13%, 04/01/2023 (A)	$ 1,764,000	$ 1,896,300
6.75%, 06/15/2021	2,253,000	2,365,650

		7,920,337

Food Products - 1.3%
JBS USA LUX SA / JBS USA Finance, Inc.
5.75%, 06/15/2025 (A)	3,159,000	3,198,488
7.25%, 06/01/2021 (A)	2,140,000	2,214,921
Pilgrim’s Pride Corp. 5.75%, 03/15/2025 (A)	1,009,000	1,006,478
Post Holdings, Inc.
6.75%, 12/01/2021 (A)	3,845,000	4,104,537
8.00%, 07/15/2025 (A)	458,000	512,960

		11,037,384

Gas Utilities - 0.3%
Ferrellgas, LP / Ferrellgas Finance Corp. 6.75%, 06/15/2023	2,516,000	2,471,970

Health Care Equipment & Supplies - 1.8%
DJO Finco, Inc. / DJO Finance LLC 8.13%, 06/15/2021 (A)	3,868,000	3,355,490
Hologic, Inc. 5.25%, 07/15/2022 (A)	2,139,000	2,251,298
Mallinckrodt International Finance SA 4.75%, 04/15/2023	3,250,000	2,827,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.75%, 08/01/2022 (A)	3,982,000	3,832,675
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 6.63%, 05/15/2022 (A)	3,419,000	3,034,362

		15,301,325

Health Care Providers & Services - 5.7%
CHS / Community Health Systems, Inc.
5.13%, 08/01/2021	436,000	404,390
6.88%, 02/01/2022	9,416,000	6,544,120
7.13%, 07/15/2020	2,295,000	1,744,888
8.00%, 11/15/2019	2,104,000	1,746,320
DaVita, Inc.
5.13%, 07/15/2024	982,000	979,545
5.75%, 08/15/2022	2,229,000	2,329,305
HCA Holdings, Inc. 6.25%, 02/15/2021	8,043,000	8,656,279
HCA, Inc.
5.88%, 02/15/2026	1,927,000	1,984,810
7.50%, 02/15/2022	3,410,000	3,870,350
HealthSouth Corp. 5.75%, 11/01/2024 - 09/15/2025	3,818,000	3,843,360
LifePoint Health, Inc. 5.50%, 12/01/2021	3,940,000	4,097,600
Tenet Healthcare Corp.
4.38%, 10/01/2021	1,200,000	1,189,500
5.00%, 03/01/2019	745,000	726,375
6.00%, 10/01/2020	1,410,000	1,476,975
6.75%, 06/15/2023	1,034,000	912,505
8.13%, 04/01/2022	5,672,000	5,351,532

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Universal Health Services, Inc. 4.75%, 08/01/2022 (A)	$ 1,494,000	$ 1,512,675

		47,370,529

Hotels, Restaurants & Leisure - 5.3%
Boyd Gaming Corp.
6.38%, 04/01/2026 (A)	445,000	479,265
6.88%, 05/15/2023	3,145,000	3,380,875
FelCor Lodging, LP 5.63%, 03/01/2023	2,680,000	2,733,600
International Game Technology PLC 6.50%, 02/15/2025 (A)	6,968,000	7,473,180
Lions Gate Entertainment Corp. 5.88%, 11/01/2024 (A)	263,000	266,945
MGM Resorts International
6.00%, 03/15/2023	1,232,000	1,330,560
6.63%, 12/15/2021	3,185,000	3,559,237
7.75%, 03/15/2022	3,385,000	3,892,750
NCL Corp., Ltd.
4.63%, 11/15/2020 (A)	2,630,000	2,676,025
4.75%, 12/15/2021 (A)	1,712,000	1,710,939
Rivers Pittsburgh Borrower, LP / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021 (A)	1,831,000	1,872,198
Scientific Games International, Inc.
7.00%, 01/01/2022 (A)	683,000	732,518
10.00%, 12/01/2022	7,477,000	7,439,615
Viking Cruises, Ltd.
6.25%, 05/15/2025 (A)	1,424,000	1,324,320
8.50%, 10/15/2022 (A)	5,205,000	5,400,187
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.63%, 09/15/2049 (A) (D) (E) (F) (H) (I)	1,066,313	—	(J)

		44,272,214

Household Durables - 2.4%
Beazer Homes USA, Inc.
7.25%, 02/01/2023	925,000	938,875
7.50%, 09/15/2021	1,824,000	1,869,600
8.75%, 03/15/2022 (A)	925,000	999,000
KB Home
7.00%, 12/15/2021	963,000	1,015,965
7.63%, 05/15/2023	2,998,000	3,140,405
8.00%, 03/15/2020	910,000	1,001,000
9.10%, 09/15/2017	1,158,000	1,213,005
Meritage Homes Corp. 4.50%, 03/01/2018	6,072,000	6,163,080
Tempur Sealy International, Inc.
5.50%, 06/15/2026	1,300,000	1,306,500
5.63%, 10/15/2023	2,136,000	2,205,420

		19,852,850

Household Products - 0.3%
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023 (A)	3,482,000	3,473,295

Independent Power & Renewable Electricity Producers - 2.3%
Calpine Corp.
5.25%, 06/01/2026 (A)	1,727,000	1,701,095
5.38%, 01/15/2023	370,000	361,675

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Independent Power & Renewable Electricity Producers (continued)
Calpine Corp. (continued)
5.75%, 01/15/2025	$ 1,733,000	$ 1,672,345
6.00%, 01/15/2022 (A)	3,132,000	3,272,940
Dynegy, Inc.
6.75%, 11/01/2019	857,000	871,998
7.63%, 11/01/2024	2,525,000	2,329,312
8.00%, 01/15/2025 (A)	1,799,000	1,686,562
NRG Energy, Inc.
6.63%, 01/15/2027 (A)	1,431,000	1,352,295
7.25%, 05/15/2026 (A)	4,472,000	4,449,640
7.88%, 05/15/2021	1,457,000	1,518,923

		19,216,785

Insurance - 1.3%
Genworth Holdings, Inc.
4.90%, 08/15/2023	577,000	476,025
7.20%, 02/15/2021	117,000	106,811
7.63%, 09/24/2021	3,603,000	3,323,767
Lincoln National Corp. 3.26% (B), 05/17/2066	8,111,000	6,569,910

		10,476,513

IT Services - 1.1%
First Data Corp.
5.00%, 01/15/2024 (A)	1,072,000	1,077,703
5.75%, 01/15/2024 (A)	2,320,000	2,393,962
6.75%, 11/01/2020 (A)	4,468,000	4,635,550
7.00%, 12/01/2023 (A)	986,000	1,050,090

		9,157,305

Machinery - 1.5%
CNH Industrial Capital LLC 3.88%, 07/16/2018 - 10/15/2021	2,910,000	2,898,788
Cortes NP Acquisition Corp. 9.25%, 10/15/2024 (A)	1,569,000	1,663,140
Meritor, Inc.
6.25%, 02/15/2024	1,852,000	1,814,960
6.75%, 06/15/2021	910,000	930,475
Novelis Corp.
5.88%, 09/30/2026 (A)	885,000	893,850
6.25%, 08/15/2024 (A)	450,000	477,000
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, 12/15/2018 (A)	1,616,000	1,680,640
Xerium Technologies, Inc. 9.50%, 08/15/2021 (A)	1,755,000	1,750,612

		12,109,465

Media - 7.6%
Adelphia Communications Corp.
9.25%, 10/01/2049 (E) (H) (I) (K) (L)	1,305,000	6,525
10.25%, 06/15/2049 - 11/01/2049 (E) (H) (I) (K) (L)	1,460,000	7,300
Cablevision Systems Corp.
5.88%, 09/15/2022	526,000	512,850
7.75%, 04/15/2018	3,805,000	4,014,275
8.00%, 04/15/2020	2,379,000	2,610,953
CBS Radio, Inc. 7.25%, 11/01/2024 (A)	25,000	26,250

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25%, 09/30/2022	$ 885,000	$ 915,975
5.50%, 05/01/2026 (A)	419,000	427,380
5.75%, 02/15/2026 (A)	1,750,000	1,811,250
Cequel Communications Holdings I LLC / Cequel Capital Corp.
6.38%, 09/15/2020 (A)	1,400,000	1,442,000
7.75%, 07/15/2025 (A)	500,000	550,000
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	4,549,000	4,588,398
7.63%, 03/15/2020	8,816,000	8,795,288
CSC Holdings LLC
6.63%, 10/15/2025 (A)	752,000	821,560
10.13%, 01/15/2023 (A)	1,952,000	2,254,560
10.88%, 10/15/2025 (A)	950,000	1,130,500
DISH DBS Corp.
5.00%, 03/15/2023	750,000	746,250
5.88%, 11/15/2024	678,000	697,662
6.75%, 06/01/2021	3,215,000	3,488,275
7.75%, 07/01/2026	3,335,000	3,760,212
7.88%, 09/01/2019	3,253,000	3,610,830
iHeartCommunications, Inc.
9.00%, 03/01/2021	250,000	185,000
10.63%, 03/15/2023	1,748,000	1,319,740
Regal Entertainment Group 5.75%, 06/15/2023 - 02/01/2025	2,238,000	2,273,619
Unitymedia GmbH 6.13%, 01/15/2025 (A)	1,906,000	1,958,415
Univision Communications, Inc.
5.13%, 02/15/2025 (A)	898,000	858,713
6.75%, 09/15/2022 (A)	9,356,000	9,823,800
Ziggo Secured Finance BV 5.50%, 01/15/2027 (A)	4,574,000	4,458,735

		63,096,315

Metals & Mining - 2.3%
ArcelorMittal 8.00%, 10/15/2039	3,333,000	3,657,434
Constellium NV
5.75%, 05/15/2024 (A)	2,421,000	2,263,635
7.88%, 04/01/2021 (A)	646,000	694,450
8.00%, 01/15/2023 (A)	1,868,000	1,942,720
FMG Resources Pty, Ltd. 9.75%, 03/01/2022 (A)	856,000	993,020
Freeport-McMoRan, Inc.
5.45%, 03/15/2043	2,750,000	2,275,680
6.50%, 11/15/2020 (A)	766,000	787,065
6.75%, 02/01/2022 (A)	1,284,000	1,319,310
6.88%, 02/15/2023 (A)	1,279,000	1,342,950
Teck Resources, Ltd.
3.75%, 02/01/2023	691,000	652,995
6.00%, 08/15/2040	2,384,000	2,264,800
8.00%, 06/01/2021 (A)	415,000	456,500
8.50%, 06/01/2024 (A)	415,000	478,288

		19,128,847

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multiline Retail - 0.1%
Dollar Tree, Inc. 5.75%, 03/01/2023	$ 1,117,000	$ 1,182,702

Oil, Gas & Consumable Fuels - 7.3%
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp. 7.88%, 12/15/2024 (A)	2,062,000	2,134,170
Antero Resources Corp. 5.38%, 11/01/2021	861,000	880,373
Callon Petroleum Co. 6.13%, 10/01/2024 (A)	1,589,000	1,636,670
Carrizo Oil & Gas, Inc. 7.50%, 09/15/2020	1,749,000	1,810,215
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025 (A)	1,570,000	1,601,887
Chesapeake Energy Corp. 8.00%, 12/15/2022 (A)	3,216,000	3,469,260
CITGO Holding, Inc. 10.75%, 02/15/2020 (A)	4,269,000	4,578,502
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	1,988,000	2,067,520
Concho Resources, Inc. 5.50%, 04/01/2023	2,076,000	2,151,359
Continental Resources, Inc.
4.50%, 04/15/2023	1,220,000	1,195,600
5.00%, 09/15/2022	1,694,000	1,709,907
Diamondback Energy, Inc. 4.75%, 11/01/2024 (A)	750,000	735,000
EnLink Midstream Partners, LP
4.15%, 06/01/2025	908,000	881,363
5.05%, 04/01/2045	2,391,000	2,167,566
EP Energy LLC / Everest Acquisition Finance, Inc. 8.00%, 11/29/2024 (A)	619,000	665,239
Gulfport Energy Corp.
6.00%, 10/15/2024 (A)	616,000	626,780
6.38%, 05/15/2025 (A)	1,797,000	1,819,822
Kinder Morgan, Inc. 8.05%, 10/15/2030, MTN	2,000,000	2,383,806
Oasis Petroleum, Inc. 6.50%, 11/01/2021	365,000	371,844
ONEOK, Inc. 7.50%, 09/01/2023	2,181,000	2,508,150
Parsley Energy LLC / Parsley Finance Corp. 5.38%, 01/15/2025 (A)	968,000	971,291
PDC Energy, Inc. 6.13%, 09/15/2024 (A)	2,521,000	2,577,722
Rose Rock Midstream, LP / Rose Rock Finance Corp. 5.63%, 11/15/2023	1,495,000	1,457,625
SM Energy Co.
6.13%, 11/15/2022	3,265,000	3,305,812
6.75%, 09/15/2026	338,000	348,140
Sunoco, LP / Sunoco Finance Corp.
5.50%, 08/01/2020	2,088,000	2,129,760
6.25%, 04/15/2021	1,419,000	1,445,606
6.38%, 04/01/2023	2,760,000	2,794,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2018	$ 1,545,000	$ 1,572,038
5.13%, 02/01/2025 (A)	1,205,000	1,195,963
6.75%, 03/15/2024	1,685,000	1,807,162
Tesoro Logistics, LP / Tesoro Logistics Finance Corp. 6.38%, 05/01/2024	1,115,000	1,193,050
Whiting Petroleum Corp. 5.75%, 03/15/2021	2,162,000	2,153,006
WPX Energy, Inc. 8.25%, 08/01/2023	2,100,000	2,346,750

		60,693,458

Personal Products - 0.6%
Revlon Consumer Products Corp. 5.75%, 02/15/2021	4,540,000	4,562,700

Pharmaceuticals - 1.4%
Endo, Ltd. / Endo Finance LLC 6.00%, 07/15/2023 (A)	3,180,000	2,786,475
Valeant Pharmaceuticals International, Inc.
5.63%, 12/01/2021 (A)	1,150,000	891,250
5.88%, 05/15/2023 (A)	3,461,000	2,613,055
6.38%, 10/15/2020 (A)	5,367,000	4,610,575
7.50%, 07/15/2021 (A)	830,000	703,425

		11,604,780

Professional Services - 0.5%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (A)	3,599,000	3,697,973

Road & Rail - 0.2%
Hertz Corp.
5.50%, 10/15/2024 (A)	829,000	724,339
7.38%, 01/15/2021	792,000	793,980

		1,518,319

Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 7.50%, 09/15/2023 (A)	469,000	519,418

Software - 0.7%
Infor US, Inc.
5.75%, 08/15/2020 (A)	776,000	812,860
6.50%, 05/15/2022	3,253,000	3,391,252
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	1,360,000	1,445,000

		5,649,112

Specialty Retail - 1.2%
Claire’s Stores, Inc. 9.00%, 03/15/2019 (A)	5,226,000	2,639,130
L Brands, Inc.
6.75%, 07/01/2036	2,345,000	2,374,312
6.88%, 11/01/2035	2,176,000	2,219,520
Men’s Wearhouse, Inc. 7.00%, 07/01/2022	2,494,000	2,444,120

		9,677,082

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 2.6%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
5.45%, 06/15/2023 (A)	$ 1,603,000	$ 1,700,365
5.88%, 06/15/2021 (A)	754,000	802,201
7.13%, 06/15/2024 (A)	754,000	837,074
8.35%, 07/15/2046 (A)	1,152,000	1,418,444
Diebold Nixdorf, Inc. 8.50%, 04/15/2024	2,933,000	3,130,977
Riverbed Technology, Inc. 8.88%, 03/01/2023 (A)	2,704,000	2,852,720
Seagate HDD Cayman
4.75%, 06/01/2023 - 01/01/2025	3,974,000	3,898,745
4.88%, 06/01/2027	2,262,000	2,038,598
Western Digital Corp.
7.38%, 04/01/2023 (A)	1,785,000	1,963,500
10.50%, 04/01/2024 (A)	2,357,000	2,787,152

		21,429,776

Textiles, Apparel & Luxury Goods - 0.5%
Levi Strauss & Co. 6.88%, 05/01/2022	3,931,000	4,117,723

Trading Companies & Distributors - 0.6%
United Rentals North America, Inc.
5.50%, 07/15/2025	4,110,000	4,192,200
7.63%, 04/15/2022	784,000	825,160

		5,017,360

Wireless Telecommunication Services - 3.2%
Sprint Communications, Inc.
9.00%, 11/15/2018 (A)	9,281,000	10,232,302
9.13%, 03/01/2017	995,000	1,006,194
Sprint Corp.
7.25%, 09/15/2021	1,570,000	1,668,125
7.88%, 09/15/2023	6,939,000	7,407,383
T-Mobile USA, Inc.
6.63%, 04/28/2021	1,360,000	1,419,500
6.73%, 04/28/2022	4,671,000	4,881,195

		26,614,699

Total Corporate Debt Securities (Cost $763,499,602)		760,542,506

LOAN ASSIGNMENTS - 1.3%
Containers & Packaging - 0.1%
Anchor Glass Container Corp. 1st Lien Term Loan, 4.25% (B), 12/07/2023	1,120,000	1,128,400

Household Products - 0.2%
KIK Custom Products, Inc. Term Loan B, 6.00% (B), 08/26/2022	1,290,201	1,299,877

IT Services - 0.1%
First Data Corp. Term Loan, 3.76% (B), 03/24/2021	893,837	902,217

Machinery - 0.2%
Cortes NP Acquisition Corp. Term Loan B, 6.00% (B), 11/30/2023	1,925,000	1,937,834

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
LOAN ASSIGNMENTS (continued)
Marine - 0.2%
Commercial Barge Line Co. 1st Lien Term Loan, 9.75% (B), 11/12/2020	$ 1,949,063	$ 1,832,119

Software - 0.5%
BMC Software Finance, Inc. Term Loan, 5.00% (B), 09/10/2020	2,529,714	2,520,580
Kronos, Inc. 2nd Lien Term Loan, 9.25% (B), 11/01/2024	1,280,000	1,316,600

		3,837,180

Total Loan Assignments (Cost $10,570,372)		10,937,627

	Shares	Value
COMMON STOCKS - 0.4%
Building Products - 0.4%
Associated Materials Group, Inc. (E) (F) (H) (I)	3,244,000	3,114,240

Media - 0.0% (M)
New Cotai LLC / New Cotai Capital Corp., Class B (E) (F) (H) (I)	6	185,250

Total Common Stocks (Cost $3,299,490)		3,299,490

PREFERRED STOCK - 1.1%
Banks - 1.1%
GMAC Capital Trust I Series 2, 6.69% (B)	371,800	9,443,720

Total Preferred Stock (Cost $9,414,190)		9,443,720

	Shares	Value
WARRANT - 0.0%
Food Products - 0.0%
American Seafoods Group LLC (E) (F) (H) (I)
Exercise Price $0.01 Expiration Date 05/15/2018	1,265	$ —	(J)

Total Warrant (Cost $—)		—	(J)

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
State Street Bank & Trust Co. 0.03% (N), dated 12/30/2016, to be repurchased at $34,258,239 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $34,943,980.	$ 34,258,125	34,258,125

Total Repurchase Agreement (Cost $34,258,125)		34,258,125

Total Investments (Cost $821,041,779) (O)		818,481,468
Net Other Assets (Liabilities) - 1.6%		12,901,888

Net Assets - 100.0%		$ 831,383,356

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)		Value
ASSETS
Investments
Corporate Debt Securities	$—	$760,528,681	$13,825		$760,542,506
Loan Assignments	—	10,937,627	—		10,937,627
Common Stocks	—	—	3,299,490		3,299,490
Preferred Stock	9,443,720	—	—		9,443,720
Warrant	—	—	—	(J)	—	(J)
Repurchase Agreement	—	34,258,125	—		34,258,125

Total Investments	$9,443,720	$805,724,433	$3,313,315		$818,481,468

Transfers (P)

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Corporate Debt Securities (L)	$—	$—	$13,825	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $338,302,770, representing 40.7% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Securities in default.
(E)	Illiquid securities. At December 31, 2016, total value of illiquid securities is $3,392,830, representing 0.4% of the Portfolio’s net assets.
(F)	Non-income producing securities.
(G)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, total value of securities is $3,313,315, representing 0.4% of the Portfolio’s net assets.
(I)	Securities are Level 3 of the fair value hierarchy.
(J)	Securities deemed worthless.
(K)	Escrow positions. Positions represents remaining escrow balances expected to be received upon finalization of restructuring.
(L)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.
(M)	Percentage rounds to less than 0.1% or (0.1)%.
(N)	Rate disclosed reflects the yield at December 31, 2016.
(O)	Aggregate cost for federal income tax purposes is $821,172,929. Aggregate gross unrealized appreciation and depreciation for all securities is $26,776,669 and $29,468,130, respectively. Net unrealized depreciation for tax purposes is $2,691,461.
(P)	The Portfolio recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 59.5%
Aerospace & Defense - 0.9%
General Dynamics Corp.	2,869	$ 495,361
L3 Technologies, Inc.	1,083	164,735
Northrop Grumman Corp.	1,197	278,398
Textron, Inc.	1,107	53,756
United Technologies Corp.	3,588	393,317

		1,385,567

Air Freight & Logistics - 0.1%
United Parcel Service, Inc., Class B	781	89,534

Airlines - 0.5%
Delta Air Lines, Inc.	5,505	270,791
United Continental Holdings, Inc. (A)	6,099	444,495

		715,286

Auto Components - 0.2%
Delphi Automotive PLC, Class A	3,723	250,744
Lear Corp.	691	91,468

		342,212

Automobiles - 0.3%
Ford Motor Co.	4,178	50,679
General Motors Co.	11,550	402,402

		453,081

Banks - 3.7%
Bank of America Corp.	70,047	1,548,039
BB&T Corp.	2,590	121,782
Citigroup, Inc.	24,709	1,468,456
Huntington Bancshares, Inc., Class A	3,590	47,460
KeyCorp	19,976	364,961
Regions Financial Corp.	8,482	121,802
SunTrust Banks, Inc.	830	45,525
SVB Financial Group (A)	685	117,587
Wells Fargo & Co.	30,484	1,679,973
Zions Bancorporation	1,668	71,791

		5,587,376

Beverages - 1.9%
Coca-Cola Co.	11,842	490,969
Constellation Brands, Inc., Class A	3,245	497,491
Dr Pepper Snapple Group, Inc.	848	76,888
Molson Coors Brewing Co., Class B	5,692	553,889
PepsiCo, Inc.	12,139	1,270,104

		2,889,341

Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (A)	1,005	122,962
Biogen, Inc. (A)	2,302	652,801
BioMarin Pharmaceutical, Inc. (A)	459	38,024
Celgene Corp. (A)	6,145	711,284
Gilead Sciences, Inc.	10,603	759,281
Vertex Pharmaceuticals, Inc. (A)	3,032	223,367

		2,507,719

Building Products - 0.4%
Allegion PLC	3,139	200,896
Johnson Controls International PLC	2,014	82,957
Masco Corp.	7,472	236,264

		520,117

Capital Markets - 2.2%
Ameriprise Financial, Inc.	750	83,205
Bank of New York Mellon Corp.	8,951	424,098

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
BlackRock, Inc., Class A	825	$ 313,946
Charles Schwab Corp.	18,581	733,392
Goldman Sachs Group, Inc.	296	70,877
Intercontinental Exchange, Inc.	6,498	366,617
Morgan Stanley	20,851	880,955
State Street Corp.	4,388	341,035

		3,214,125

Chemicals - 1.2%
Dow Chemical Co.	5,219	298,631
E.I. du Pont de Nemours & Co.	9,135	670,509
Eastman Chemical Co.	6,407	481,871
Monsanto Co.	590	62,074
Mosaic Co.	11,921	349,643

		1,862,728

Communications Equipment - 0.2%
Cisco Systems, Inc.	10,911	329,730

Construction & Engineering - 0.1%
Fluor Corp.	3,036	159,451

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	538	119,183

Consumer Finance - 0.6%
Capital One Financial Corp.	5,685	495,959
Discover Financial Services	5,751	414,590

		910,549

Containers & Packaging - 0.3%
Crown Holdings, Inc. (A)	3,385	177,950
Sealed Air Corp., Class A	2,885	130,806
WestRock Co.	3,473	176,324

		485,080

Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B (A)	8,080	1,316,878
Voya Financial, Inc.	122	4,785

		1,321,663

Diversified Telecommunication Services - 1.0%
AT&T, Inc.	23,674	1,006,855
CenturyLink, Inc.	2,407	57,239
Verizon Communications, Inc.	8,892	474,655

		1,538,749

Electric Utilities - 1.4%
Edison International	5,996	431,652
FirstEnergy Corp.	1,970	61,011
NextEra Energy, Inc.	5,713	682,475
PG&E Corp.	8,227	499,955
Pinnacle West Capital Corp.	2,020	157,621
Xcel Energy, Inc.	7,736	314,855

		2,147,569

Electrical Equipment - 0.3%
Eaton Corp. PLC	7,472	501,296

Electronic Equipment, Instruments & Components - 0.4%
TE Connectivity, Ltd.	7,982	552,993

Energy Equipment & Services - 0.6%
Halliburton Co.	3,621	195,860
Schlumberger, Ltd.	7,500	629,625

		825,485

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 1.5%
American Tower Corp., Class A	382	$ 40,370
AvalonBay Communities, Inc.	2,099	371,838
Brixmor Property Group, Inc.	2,069	50,525
Camden Property Trust	330	27,743
Equinix, Inc.	614	219,450
Essex Property Trust, Inc.	370	86,025
HCP, Inc.	4,690	139,387
Kimco Realty Corp.	7,028	176,824
Liberty Property Trust, Series C	2,341	92,470
Macerich Co., Class A	269	19,056
Prologis, Inc., Class A	4,555	240,458
Public Storage	386	86,271
Regency Centers Corp.	989	68,192
Simon Property Group, Inc.	1,606	285,338
SL Green Realty Corp.	1,188	127,769
Spirit Realty Capital, Inc.	3,661	39,758
STORE Capital Corp.	3,794	93,750

		2,165,224

Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	3,383	541,652
Kroger Co.	10,955	378,057
Wal-Mart Stores, Inc.	1,149	79,419
Walgreens Boots Alliance, Inc.	6,763	559,706

		1,558,834

Food Products - 0.7%
Archer-Daniels-Midland Co.	1,605	73,268
J.M. Smucker, Co.	286	36,625
Kraft Heinz Co.	2,496	217,951
Mondelez International, Inc., Class A	16,315	723,244

		1,051,088

Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	16,100	618,401
Becton Dickinson and Co.	512	84,762
Boston Scientific Corp. (A)	24,781	536,013
Cooper Cos., Inc.	243	42,508
Danaher Corp.	1,873	145,794
Zimmer Biomet Holdings, Inc., Class A	734	75,749

		1,503,227

Health Care Providers & Services - 1.7%
Aetna, Inc.	4,341	538,328
Cigna Corp.	1,166	155,533
HCA Holdings, Inc. (A)	598	44,264
Humana, Inc., Class A	1,763	359,705
Laboratory Corp. of America Holdings (A)	440	56,487
McKesson Corp.	988	138,765
Quest Diagnostics, Inc.	816	74,990
UnitedHealth Group, Inc.	7,708	1,233,588

		2,601,660

Hotels, Restaurants & Leisure - 0.7%
Royal Caribbean Cruises, Ltd., Class A	3,420	280,577
Starbucks Corp.	10,658	591,732
Yum! Brands, Inc.	2,654	168,078

		1,040,387

Household Durables - 0.2%
D.R. Horton, Inc.	4,641	126,838
Newell Brands, Inc.	1,015	45,320

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
PulteGroup, Inc.	6,992	$ 128,513
Toll Brothers, Inc. (A)	1,500	46,500

		347,171

Household Products - 1.0%
Kimberly-Clark Corp.	5,410	617,389
Procter & Gamble Co.	10,522	884,690

		1,502,079

Industrial Conglomerates - 1.6%
General Electric Co.	44,897	1,418,745
Honeywell International, Inc.	8,572	993,066

		2,411,811

Insurance - 1.6%
American International Group, Inc.	5,126	334,779
Arthur J. Gallagher & Co.	5,523	286,975
Chubb, Ltd.	4,245	560,849
Everest RE Group, Ltd.	693	149,965
Hartford Financial Services Group, Inc.	1,860	88,629
MetLife, Inc.	16,178	871,833
XL Group, Ltd.	4,042	150,605

		2,443,635

Internet & Direct Marketing Retail - 1.0%
Amazon.com, Inc. (A)	1,993	1,494,491

Internet Software & Services - 2.9%
Alphabet, Inc., Class A (A)	1,676	1,328,146
Alphabet, Inc., Class C (A)	1,691	1,305,148
Facebook, Inc., Class A (A)	14,304	1,645,675

		4,278,969

IT Services - 2.2%
Accenture PLC, Class A	10,035	1,175,400
Cognizant Technology Solutions Corp., Class A (A)	2,206	123,602
Fidelity National Information Services, Inc.	5,636	426,307
International Business Machines Corp.	850	141,091
MasterCard, Inc., Class A	1,260	130,095
PayPal Holdings, Inc. (A)	5,212	205,718
Vantiv, Inc., Class A (A)	1,173	69,934
Visa, Inc., Class A	10,373	809,301
WEX, Inc. (A)	1,633	182,243

		3,263,691

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	3,389	154,403
Illumina, Inc. (A)	1,429	182,969
Thermo Fisher Scientific, Inc.	1,756	247,772

		585,144

Machinery - 1.2%
Cummins, Inc.	1,443	197,215
Deere & Co.	810	83,462
Fortive Corp.	682	36,576
Ingersoll-Rand PLC	2,447	183,623
PACCAR, Inc.	6,796	434,264
Parker-Hannifin Corp.	639	89,460
Pentair PLC	810	45,417
Snap-on, Inc.	1,645	281,739
Stanley Black & Decker, Inc.	3,970	455,319

		1,807,075

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Media - 2.7%
CBS Corp., Class B	780	$ 49,624
Charter Communications, Inc., Class A (A)	2,634	758,381
Comcast Corp., Class A	15,551	1,073,796
DISH Network Corp., Class A (A)	3,768	218,280
Sirius XM Holdings, Inc. (B)	20,709	92,155
Time Warner, Inc.	5,759	555,916
Twenty-First Century Fox, Inc., Class A	32,794	919,544
Walt Disney Co.	3,362	350,388

		4,018,084

Metals & Mining - 0.1%
Newmont Mining Corp.	2,233	76,078
U.S. Steel Corp.	768	25,352

		101,430

Multi-Utilities - 0.4%
Ameren Corp.	6,860	359,876
CMS Energy Corp.	6,891	286,803

		646,679

Multiline Retail - 0.2%
Dollar General Corp.	3,717	275,318

Oil, Gas & Consumable Fuels - 3.9%
Anadarko Petroleum Corp., Class A	5,790	403,737
Apache Corp.	975	61,883
Cabot Oil & Gas Corp.	6,405	149,621
Cheniere Energy, Inc. (A)	2,160	89,489
Chevron Corp.	6,118	720,089
Concho Resources, Inc. (A)	1,446	191,740
Diamondback Energy, Inc. (A)	3,679	371,800
EOG Resources, Inc.	5,785	584,863
EQT Corp.	3,718	243,157
Exxon Mobil Corp.	19,109	1,724,778
Kinder Morgan, Inc.	7,050	146,005
Marathon Petroleum Corp.	2,498	125,774
Occidental Petroleum Corp.	3,554	253,151
Pioneer Natural Resources Co.	3,493	628,985
Valero Energy Corp.	2,136	145,932

		5,841,004

Pharmaceuticals - 3.5%
Allergan PLC (A)	3,382	710,254
Bristol-Myers Squibb Co.	16,364	956,312
Eli Lilly & Co.	9,576	704,315
Johnson & Johnson	6,818	785,502
Merck & Co., Inc.	8,375	493,036
Mylan NV (A)	1,630	62,185
Pfizer, Inc.	45,355	1,473,130

		5,184,734

Road & Rail - 0.9%
Canadian Pacific Railway, Ltd.	2,391	341,363
Union Pacific Corp.	9,734	1,009,221

		1,350,584

Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc., Class A	8,687	630,850
Applied Materials, Inc., Class A	2,621	84,580
Broadcom, Ltd.	5,818	1,028,448
KLA-Tencor Corp.	714	56,177
Lam Research Corp.	3,816	403,466

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	900	$ 96,066
NXP Semiconductors NV (A)	1,243	121,826
ON Semiconductor Corp. (A)	7,520	95,955
Texas Instruments, Inc.	9,205	671,689

		3,189,057

Software - 2.6%
Adobe Systems, Inc. (A)	8,500	875,075
Microsoft Corp.	45,132	2,804,502
Oracle Corp.	3,110	119,580
Workday, Inc., Class A (A) (B)	1,547	102,241

		3,901,398

Specialty Retail - 2.2%
AutoZone, Inc. (A)	40	31,592
Best Buy Co., Inc.	3,640	155,319
Home Depot, Inc.	8,153	1,093,154
Lowe’s Cos., Inc.	10,432	741,924
O’Reilly Automotive, Inc. (A)	1,457	405,643
Ross Stores, Inc.	1,889	123,918
Signet Jewelers, Ltd.	237	22,340
TJX Cos., Inc.	10,404	781,652

		3,355,542

Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	25,195	2,918,085
Hewlett Packard Enterprise Co.	8,042	186,092
HP, Inc.	23,960	355,566

		3,459,743

Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc., Class B	1,520	77,262
PVH Corp.	363	32,757
Ralph Lauren Corp., Class A	470	42,450

		152,469

Tobacco - 0.8%
Altria Group, Inc.	3,930	265,747
Philip Morris International, Inc.	4,920	450,131
Reynolds American, Inc., Class A	7,785	436,271

		1,152,149

Wireless Telecommunication Services - 0.0% (C)
T-Mobile US, Inc. (A)	938	53,944

Total Common Stocks (Cost $74,168,870)		89,195,455

PREFERRED STOCKS - 0.2%
Banks - 0.1%
Citigroup Capital XIII 7.26% (D)	3,392	87,582

Capital Markets - 0.0% (C)
State Street Corp. Series D, 5.90% (D)	1,536	39,736

Electric Utilities - 0.0% (C)
SCE Trust III Series H, 5.75% (D)	320	8,150

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. Series Z, 8.38% (A) (D)	14,925	112,833

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
PREFERRED STOCKS (continued)
Thrifts & Mortgage Finance (continued)
Federal National Mortgage Association
Series O, 0.00% (A) (D) (E)	600	$ 8,262
Series S, 8.25% (A) (D)	10,800	86,400

		207,495

Total Preferred Stocks (Cost $814,042)		342,963

	Principal	Value
ASSET-BACKED SECURITIES - 2.5%
American Tower Trust 1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (F)	$ 200,000	199,836
Avis Budget Rental Car Funding AESOP LLC Series 2013-1A, Class A, 1.92%, 09/20/2019 (F)	100,000	99,497
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 2.31% (D), 07/18/2027 (F)	235,000	235,561
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (F)	105,055	103,814
Hertz Vehicle Financing LLC Series 2016-3A, Class A, 2.27%, 07/25/2020 (F)	110,000	108,933
ICG US CLO, Ltd. Series 2014-1A, Class A1, 2.03% (D), 04/20/2026 (F)	235,000	234,220
JGWPT XXVI LLC Series 2012-2A, Class A, 3.84%, 10/15/2059 (F)	189,018	185,560
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (F)	82,766	81,750
Series 2016-1A, Class A,
2.25%, 12/20/2033 (F)	94,591	92,727
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (F)	300,000	298,767
OCP CLO, Ltd. Series 2015-8A, Class A1, 2.41% (D), 04/17/2027 (F)	220,000	220,097
Ocwen Master Advance Receivables Trust Series 2015-T3, Class AT3, 3.21%, 11/15/2047 (F)	290,000	289,939
Palmer Square CLO, Ltd. Series 2015-2A, Class A1A, 2.38% (D), 07/20/2027 (F)	250,000	250,079
SBA Tower Trust Series 2014-1A, Class C, 2.90% (D), 10/15/2044 (F)	380,000	382,884
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B,
2.70%, 10/20/2030 (F)	25,622	25,695
Series 2014-1A, Class A,
2.07%, 03/20/2030 (F)	59,675	59,272
Series 2014-2A, Class A,
2.05%, 06/20/2031 (F)	51,994	51,899

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2015-1A, Class A,
2.40%, 03/22/2032 (F)	$ 42,575	$ 42,376
Series 2015-1A, Class B,
3.05%, 03/22/2032 (F)	44,426	44,725
Series 2016-2A, Class A,
2.33%, 07/20/2033 (F)	84,804	83,294
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (F)	54,135	53,375
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (F)	142,676	134,427
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (F)	141,192	141,898
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 1.65% (D), 10/15/2018 (F)	290,000	288,872
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (F)	92,021	91,007

Total Asset-Backed Securities (Cost $3,828,285)		3,800,504

CORPORATE DEBT SECURITIES - 15.4%
Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	54,000	57,561
5.10%, 01/15/2044	49,000	53,167

		110,728

Airlines - 0.6%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	130,183	126,603
3.70%, 04/01/2028	159,371	157,777
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	263,701	303,256
United Airlines Pass-Through Trust 3.75%, 03/03/2028	282,697	284,111

		871,747

Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025	105,000	103,207

Automobiles - 0.1%
Ford Motor Co. 4.35%, 12/08/2026	150,000	151,575
General Motors Co.
4.88%, 10/02/2023	30,000	31,448
6.25%, 10/02/2043	20,000	22,109

		205,132

Banks - 2.9%
Bank of America Corp.
2.63%, 10/19/2020, MTN	65,000	65,037
4.10%, 07/24/2023	60,000	62,676
4.45%, 03/03/2026, MTN	45,000	46,374
5.75%, 12/01/2017	75,000	77,689

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank One Corp. 8.00%, 04/29/2027	$ 65,000	$ 84,911
Barclays Bank PLC 10.18%, 06/12/2021 (F)	390,000	484,267
BNP Paribas SA 6.75% (D), 03/14/2022 (F) (G)	200,000	197,250
Branch Banking & Trust Co. 3.80%, 10/30/2026	110,000	113,040
Citigroup, Inc.
1.70%, 04/27/2018	203,000	202,553
2.36% (D), 09/01/2023	165,000	168,281
6.68%, 09/13/2043	20,000	25,350
Commerzbank AG 8.13%, 09/19/2023 (F)	255,000	286,467
Cooperatieve Rabobank UA 11.00% (D), 06/30/2019 (F) (G)	405,000	475,996
Discover Bank 3.45%, 07/27/2026	250,000	241,403
First Horizon National Corp. 3.50%, 12/15/2020	110,000	111,002
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (F)	65,000	60,072
JPMorgan Chase & Co.
2.55%, 10/29/2020	248,000	247,817
3.25%, 09/23/2022	239,000	241,698
4.85%, 02/01/2044 (B)	20,000	22,255
6.75% (D), 02/01/2024 (G)	13,000	14,008
Macquarie Bank, Ltd. 1.65%, 03/24/2017 (F)	85,000	85,070
Nordea Bank AB 4.25%, 09/21/2022 (F)	470,000	489,596
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	65,000	67,516
6.40%, 10/21/2019	60,000	65,329
Toronto-Dominion Bank 3.63% (D), 09/15/2031	150,000	146,524
Wells Fargo & Co.
2.15%, 01/15/2019	10,000	10,055
4.13%, 08/15/2023	92,000	95,194
5.38%, 11/02/2043	67,000	73,944
5.90% (D), 06/15/2024 (G)	43,000	43,215

		4,304,589

Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc. 4.95%, 01/15/2042	210,000	228,598
Molson Coors Brewing Co.
2.10%, 07/15/2021	130,000	126,608
3.00%, 07/15/2026	127,000	120,055

		475,261

Biotechnology - 0.4%
AbbVie, Inc. 3.60%, 05/14/2025	47,000	46,553
Celgene Corp. 5.00%, 08/15/2045	281,000	292,164

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Gilead Sciences, Inc.
2.95%, 03/01/2027	$ 149,000	$ 142,602
4.15%, 03/01/2047	124,000	117,775

		599,094

Capital Markets - 1.7%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	205,000	209,465
7.30%, 06/28/2019	160,000	179,588
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, 06/09/2023	80,000	79,912
Deutsche Bank AG
2.22% (D), 08/20/2020	70,000	67,927
4.25%, 10/14/2021 (F)	180,000	180,694
6.00%, 09/01/2017	55,000	56,301
Goldman Sachs Group, Inc.
5.75%, 01/24/2022	155,000	174,253
6.25%, 02/01/2041	20,000	24,791
6.75%, 10/01/2037	75,000	92,614
Macquarie Group, Ltd. 6.25%, 01/14/2021 (F)	230,000	254,646
Morgan Stanley
5.00%, 11/24/2025	220,000	235,023
5.75%, 01/25/2021	280,000	310,681
Oaktree Capital Management, LP 6.75%, 12/02/2019 (F)	175,000	194,509
State Street Corp. 1.96% (D), 06/01/2077	11,000	9,721
UBS AG 7.63%, 08/17/2022	250,000	283,438
UBS Group Funding Jersey, Ltd. 4.13%, 09/24/2025 (F)	200,000	203,854

		2,557,417

Chemicals - 0.1%
LyondellBasell Industries NV 5.00%, 04/15/2019	60,000	63,399
Monsanto Co. 4.40%, 07/15/2044	110,000	106,315

		169,714

Commercial Services & Supplies - 0.2%
ERAC USA Finance LLC 3.85%, 11/15/2024 (F)	140,000	142,276
Hutchison Whampoa International 14, Ltd. 1.63%, 10/31/2017 (F)	200,000	199,535

		341,811

Communications Equipment - 0.2%
Harris Corp. 5.55%, 10/01/2021	205,000	226,197

Construction & Engineering - 0.0% (C)
SBA Tower Trust 2.88%, 07/15/2021 (F)	58,000	57,506

Construction Materials - 0.3%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (F)	200,000	193,430
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	200,000	203,202

		396,632

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 0.3%
Ally Financial, Inc. 3.50%, 01/27/2019	$ 60,000	$ 60,300
American Express Co. 4.05%, 12/03/2042	50,000	48,251
BMW US Capital LLC 2.80%, 04/11/2026 (F)	82,857	79,792
Discover Financial Services 3.85%, 11/21/2022	183,000	185,787

		374,130

Containers & Packaging - 0.1%
International Paper Co. 4.75%, 02/15/2022	96,000	103,845
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 6.88%, 02/15/2021	64,814	66,693

		170,538

Diversified Consumer Services - 0.0% (C)
President and Fellows of Harvard College 3.62%, 10/01/2037	15,000	14,889

Diversified Financial Services - 0.0%
Kaupthing ehf 7.63%, 02/28/2020 (F) (H) (I) (J)	710,000	—	(K)

Diversified Telecommunication Services - 0.7%
AT&T, Inc.
3.00%, 06/30/2022	255,000	250,311
3.40%, 05/15/2025	130,000	125,297
4.35%, 06/15/2045	70,000	62,372
4.60%, 02/15/2021	67,000	70,864
5.00%, 03/01/2021	34,000	36,567
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (F)	40,000	38,982
Intelsat Jackson Holdings SA 7.25%, 04/01/2019 (B)	54,000	45,360
Sprint Capital Corp. 6.88%, 11/15/2028	24,000	23,700
Verizon Communications, Inc.
3.45%, 03/15/2021	70,000	72,268
4.50%, 09/15/2020	42,000	44,945
5.15%, 09/15/2023	155,000	171,390
6.55%, 09/15/2043	137,000	171,110

		1,113,166

Electric Utilities - 0.5%
Appalachian Power Co. 3.40%, 06/01/2025	110,000	111,399
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	43,000	47,744
8.88%, 11/15/2018	9,000	10,114
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	226,000	204,888
Entergy Arkansas, Inc. 3.70%, 06/01/2024	61,000	63,199
Jersey Central Power & Light Co. 7.35%, 02/01/2019	35,000	38,336
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (F)	65,000	69,365
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	12,000	12,816
5.30%, 06/01/2042	25,000	29,323

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
PacifiCorp
3.60%, 04/01/2024	$ 130,000	$ 135,202
5.75%, 04/01/2037	25,000	30,627

		753,013

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (F)	100,000	102,115
Schlumberger Investment SA 3.65%, 12/01/2023	33,000	34,567
Weatherford International, Ltd. 5.95%, 04/15/2042	35,000	26,425

		163,107

Equity Real Estate Investment Trusts - 1.0%
CBL & Associates, LP 5.25%, 12/01/2023	144,000	141,592
EPR Properties 4.50%, 04/01/2025	225,000	222,266
HCP, Inc. 3.40%, 02/01/2025	85,000	81,330
Hospitality Properties Trust 5.00%, 08/15/2022	174,000	183,694
Kilroy Realty, LP 4.25%, 08/15/2029	265,000	259,571
Realty Income Corp. 3.88%, 07/15/2024	190,000	194,010
Simon Property Group, LP 3.38%, 10/01/2024	280,000	282,609
VEREIT Operating Partnership, LP 3.00%, 02/06/2019	60,000	59,850

		1,424,922

Food & Staples Retailing - 0.3%
CVS Health Corp.
2.13%, 06/01/2021	182,000	178,459
5.30%, 12/05/2043	14,000	15,863
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	41,000	41,188
4.30%, 04/22/2044	60,000	63,316
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	135,000	137,534

		436,360

Food Products - 0.2%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	70,000	67,220
Kraft Heinz Foods Co.
4.38%, 06/01/2046	84,000	79,042
4.88%, 02/15/2025 (F)	75,000	80,908

		227,170

Health Care Equipment & Supplies - 0.1%
Abbott Laboratories 3.75%, 11/30/2026	83,553	82,976
Becton Dickinson and Co. 2.68%, 12/15/2019	70,000	71,023
Boston Scientific Corp. 2.65%, 10/01/2018	56,000	56,614

		210,613

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.3%
Anthem, Inc.
1.88%, 01/15/2018	$ 76,000	$ 76,033
2.30%, 07/15/2018	104,000	104,680
3.30%, 01/15/2023	25,000	24,958
3.70%, 08/15/2021	8,000	8,271
Coventry Health Care, Inc. 5.45%, 06/15/2021	66,000	73,294
Express Scripts Holding Co.
3.40%, 03/01/2027	70,000	65,584
4.80%, 07/15/2046	30,000	28,723
Tenet Healthcare Corp. 6.25%, 11/01/2018	55,000	58,025
UnitedHealth Group, Inc. 3.38%, 11/15/2021	19,000	19,717

		459,285

Industrial Conglomerates - 0.4%
General Electric Co.
5.00% (D), 01/21/2021 (G)	555,000	575,923
6.88%, 01/10/2039, MTN	20,000	28,199

		604,122

Insurance - 0.6%
American International Group, Inc. 8.18% (D), 05/15/2068	26,000	32,890
CNA Financial Corp. 5.88%, 08/15/2020	90,000	99,422
Fidelity National Financial, Inc. 5.50%, 09/01/2022	60,000	63,464
Lincoln National Corp. 8.75%, 07/01/2019	46,000	52,927
Metropolitan Life Global Funding I 1.30%, 04/10/2017 (F)	195,000	195,110
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	80,000	79,754
Pacific Life Insurance Co. 9.25%, 06/15/2039 (F)	126,000	186,118
Reinsurance Group of America, Inc. 3.63% (D), 12/15/2065	291,000	244,440

		954,125

IT Services - 0.2%
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	185,000	188,203
MasterCard, Inc. 3.38%, 04/01/2024	33,000	33,944

		222,147

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	133,000	134,011

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (F)	200,000	195,075

Media - 0.3%
CBS Corp. 5.75%, 04/15/2020	85,000	93,827
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	100,000	102,250

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Comcast Corp. 5.88%, 02/15/2018	$ 116,000	$ 121,626
NBCUniversal Media LLC
4.38%, 04/01/2021	134,000	144,763
4.45%, 01/15/2043	47,000	48,028

		510,494

Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd. 3.85%, 09/30/2023 (B)	44,000	46,567
Freeport-McMoRan, Inc. 3.88%, 03/15/2023 (B)	45,000	41,288
Rio Tinto Finance USA PLC 2.88%, 08/21/2022	3,000	3,012

		90,867

Multi-Utilities - 0.1%
CMS Energy Corp.
3.88%, 03/01/2024	22,000	22,880
4.88%, 03/01/2044	33,000	35,377
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	140,000	140,087

		198,344

Oil, Gas & Consumable Fuels - 1.1%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (B)	68,000	76,110
Apache Corp.
4.25%, 01/15/2044	15,000	14,787
4.75%, 04/15/2043	22,000	22,661
BP Capital Markets PLC 3.12%, 05/04/2026	150,000	146,500
Energy Transfer Partners, LP 5.95%, 10/01/2043	35,000	36,072
EnLink Midstream Partners, LP 4.85%, 07/15/2026	47,000	47,410
EOG Resources, Inc. 2.45%, 04/01/2020	88,000	88,132
Exxon Mobil Corp.
1.82%, 03/15/2019	150,000	150,246
3.04%, 03/01/2026	60,000	59,919
Husky Energy, Inc. 4.00%, 04/15/2024	45,000	45,818
Kerr-McGee Corp. 6.95%, 07/01/2024	50,000	58,990
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	117,000	118,597
Laredo Petroleum, Inc. 7.38%, 05/01/2022	60,000	62,175
Murphy Oil Corp. 3.50%, 12/01/2017	61,000	61,305
Nexen Energy ULC 5.88%, 03/10/2035	10,000	11,232
Noble Energy, Inc.
6.00%, 03/01/2041	22,000	24,427
8.25%, 03/01/2019	47,000	52,795
Petrobras Global Finance BV 6.25%, 03/17/2024	70,000	67,144
Petroleos Mexicanos 3.50%, 07/18/2018 - 01/30/2023	100,000	97,260

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp. 5.75%, 06/01/2021 (F)	$ 10,000	$ 10,475
Shell International Finance BV
2.50%, 09/12/2026	130,000	121,974
3.75%, 09/12/2046	39,000	35,886
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	37,000	38,293
4.63%, 03/01/2034	35,000	36,907
Western Gas Partners, LP 5.38%, 06/01/2021	76,000	81,742
Williams Cos., Inc.
3.70%, 01/15/2023	13,000	12,545
7.88%, 09/01/2021	33,000	37,703
Williams Partners, LP 5.40%, 03/04/2044	35,000	33,920

		1,651,025

Pharmaceuticals - 0.3%
Actavis Funding SCS
3.45%, 03/15/2022	188,000	190,822
3.80%, 03/15/2025	127,000	127,150
4.55%, 03/15/2035	42,000	41,571
Pfizer, Inc. 4.13%, 12/15/2046	20,686	21,043
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	12,000	12,154

		392,740

Road & Rail - 0.1%
Aviation Capital Group Corp. 7.13%, 10/15/2020 (F)	153,000	176,715
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	18,000	18,219
3.75%, 04/01/2024	12,000	12,615

		207,549

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp. 2.45%, 07/29/2020	190,000	192,679
KLA-Tencor Corp. 4.13%, 11/01/2021	155,000	161,635

		354,314

Software - 0.1%
Microsoft Corp. 2.70%, 02/12/2025	140,000	137,182

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 2.85%, 02/23/2023	240,000	241,496
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02%, 06/15/2026 (F)	115,000	124,579
HP, Inc. 3.75%, 12/01/2020	11,000	11,389

		377,464

Tobacco - 0.1%
Altria Group, Inc. 4.00%, 01/31/2024	33,000	34,868
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	105,000	119,788

		154,656

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.1%
International Lease Finance Corp. 8.25%, 12/15/2020	$ 115,000	$ 133,975

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV 3.13%, 07/16/2022	200,000	196,941
Crown Castle Towers LLC
4.88%, 08/15/2040 (F)	155,000	165,055
6.11%, 01/15/2040 (F)	335,000	362,959
SBA Tower Trust 2.24%, 04/15/2043 (F)	65,000	65,121
Sprint Communications, Inc. 9.00%, 11/15/2018 (F)	95,000	104,738
Sprint Corp. 7.88%, 09/15/2023	45,000	48,038
T-Mobile USA, Inc.
6.46%, 04/28/2019	5,000	5,088
6.73%, 04/28/2022	15,000	15,675
6.84%, 04/28/2023	5,000	5,356

		968,971

Total Corporate Debt Securities (Cost $23,112,967)		23,053,289

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Indonesia - 0.1%
Indonesia Government International Bond 5.38%, 10/17/2023 (F)	225,000	243,689

Mexico - 0.1%
Mexico Government International Bond 4.00%, 10/02/2023	110,000	110,264

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	100,000	128,400

Republic of Korea - 0.3%
Export-Import Bank of Korea 4.00%, 01/11/2017	200,000	200,080
Korea Development Bank 3.50%, 08/22/2017	200,000	202,091

		402,171

Total Foreign Government Obligations (Cost $868,330)		884,524

MORTGAGE-BACKED SECURITIES - 4.6%
Adjustable Rate Mortgage Trust Series 2004-2, Class 7A2, 1.60% (D), 02/25/2035	3,440	3,439
Alternative Loan Trust Series 2007-22, Class 2A16, 6.50%, 09/25/2037	218,656	156,741
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A, 5.55% (D), 06/10/2049	15,713	15,825
Banc of America Re-REMIC Trust Series 2010-UB3, Class A4B1, 5.54% (D), 06/15/2049 (F)	102,250	102,186
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (F)	140,000	138,284

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BB-UBS Trust (continued)
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (F)	$ 315,000	$ 305,077
BBCMS Trust Series 2013-TYSN, Class B, 4.04%, 09/05/2032 (F)	245,000	256,222
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW15, Class A1A,
5.32%, 02/11/2044	36,688	36,732
Series 2007-PW17, Class A1A,
5.65% (D), 06/11/2050	44,792	45,615
Bear Stearns Mortgage Funding Trust Series 2006-AR5, Class 1A2, 0.97% (D), 12/25/2046	95,064	60,748
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	45,000	47,094
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	65,000	69,108
Series 2015-GC27, Class B,
3.77%, 02/10/2048	157,700	157,130
Citigroup Commercial Mortgage Trust, Interest Only STRIPS Series 2013-SMP, Class XA, 0.80% (D), 01/12/2030 (F)	1,163,792	6,480
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (D), 06/25/2058 (F)	222,232	225,593
COMM Mortgage Trust
Series 2010-RR1, Class GEB,
5.54% (D), 12/11/2049 (F)	160,000	160,511
Series 2013-CR11, Class AM,
4.72% (D), 10/10/2046	20,000	21,653
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (F)	100,000	101,501
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (F)	100,000	102,647
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	45,000	47,382
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (F)	100,000	99,826
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (F)	132,000	131,874
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87% (D), 12/10/2049	35,000	35,770
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (F)	225,000	227,693
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 2.77% (D), 08/26/2036 (F)	131,899	130,138
CSMC Trust
Series 2010-RR1, Class 2A,
5.70% (D), 09/15/2040 (F)	47,224	47,440

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust (continued)
Series 2010-RR2, Class 2A,
5.93% (D), 09/15/2039 (F)	$ 53,669	$ 53,757
Series 2014-4R, Class 21A1,
0.91% (D), 12/27/2035 (F)	224,744	216,859
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 3.24% (D), 03/18/2035	144,083	139,347
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (D), 12/10/2027 (F)	100,000	94,475
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (F)	285,000	284,641
Impac CMB Trust Series 2004-6, Class 1A1, 1.56% (D), 10/25/2034	78,451	74,159
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.98% (D), 08/25/2037	184,568	145,857
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A,
5.43% (D), 06/12/2047	36,419	36,405
Series 2007-LD12, Class A1A,
5.85% (D), 02/15/2051	93,391	94,440
Series 2007-LDPX, Class A1A,
5.44%, 01/15/2049	18,705	18,760
Series 2008-C2, Class ASB,
6.13% (D), 02/12/2051	17,362	17,475
JPMorgan Resecuritization Trust Series 2014-2, Class 6A1, 2.84% (D), 05/26/2037 (F)	170,078	169,756
LB Commercial Mortgage Trust Series 2007-C3, Class A1A, 5.87% (D), 07/15/2044	26,616	26,907
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM, 6.16% (D), 09/15/2045	30,000	30,974
Merrill Lynch Mortgage Investors Trust Series 2003-F, Class A1, 1.40% (D), 10/25/2028	47,486	46,364
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 5.83% (D), 06/12/2050	34,326	34,645
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (F)	100,000	97,768
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM,
5.78% (D), 04/12/2049	78,641	78,628
Series 2007-IQ13, Class A1A,
5.31%, 03/15/2044	52,547	52,611
Series 2007-IQ13, Class AM,
5.41%, 03/15/2044	30,000	29,974
Series 2007-IQ14, Class A1A,
5.67% (D), 04/15/2049	28,964	29,170
Series 2007-IQ15, Class AM,
5.90% (D), 06/11/2049	55,000	55,759

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Re-REMIC Trust Series 2012-XA, Class A, 2.00%, 07/27/2049 (F)	$ 8,439	$ 8,391
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (F)	267,495	263,990
Motel 6 Trust Series 2015-MTL6, Class C, 3.64%, 02/05/2030 (F)	545,000	546,559
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (F)	142,939	148,486
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (F)	59,702	61,373
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (F)	160,104	164,214
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (F)	111,259	112,870
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (D), 01/11/2037 (F)	130,000	122,654
SCG Trust Series 2013-SRP1, Class A, 2.10% (D), 11/15/2026 (F)	100,000	100,000
STRIPS, Ltd. Series 2012-1A, Class A, 1.50%, 12/25/2044 (F)	1,589	1,589
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1.44% (D), 01/19/2034	104,497	100,593
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (F)	203,029	204,783
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (F)	166,886	167,290
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (F)	161,451	161,831
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (F)	225,000	229,840

Total Mortgage-Backed Securities (Cost $7,095,803)		6,955,903

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
California - 0.3%
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	15,000	20,809
State of California, General Obligation Unlimited
7.30%, 10/01/2039	55,000	77,681
7.60%, 11/01/2040	60,000	90,292
7.95%, 03/01/2036	175,000	203,996
University of California, Revenue Bonds Series AD, 4.86%, 05/15/2112	10,000	9,699

		402,477

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia - 0.0% (C)
Municipal Electric Authority of Georgia, Revenue Bonds Series A, 6.64%, 04/01/2057	$ 10,000	$ 12,313

Illinois - 0.0% (C)
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	55,000	49,143

New Jersey - 0.0% (C)
New Jersey Turnpike Authority, Revenue Bonds Series F, 7.41%, 01/01/2040	16,000	23,048

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds Series E, 6.81%, 11/15/2040	15,000	20,004
New York City Water & Sewer System, Revenue Bonds Series CC, 5.88%, 06/15/2044	15,000	19,377
New York State Dormitory Authority, Revenue Bonds Series H, 5.39%, 03/15/2040	10,000	12,093
Port Authority of New York & New Jersey, Revenue Bonds Series 181, 4.96%, 08/01/2046	20,000	22,325

		73,799

Total Municipal Government Obligations (Cost $556,174)		560,780

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.6%
Federal Home Loan Mortgage Corp.
3.00% (D), 02/01/2041	20,224	21,443
5.50%, 06/01/2041	35,364	39,390
Federal National Mortgage Association
Zero Coupon, 10/09/2019	190,000	180,178
2.50%, TBA (L)	469,000	469,742
2.81% (D), 03/01/2041	14,521	15,414
2.95% (D), 03/01/2041	12,586	13,294
3.00%, TBA (L)	2,987,000	2,967,327
3.33% (D), 10/25/2023	55,000	57,013
3.50%, 11/01/2028 - 01/01/2029	134,934	141,904
3.50%, TBA (L)	3,102,000	3,181,825
4.00%, 10/01/2025 - 06/01/2042	85,889	90,607
4.00%, TBA (L)	1,051,000	1,104,925
4.50%, 02/01/2025 - 06/01/2026	135,659	143,752
5.00%, 04/01/2039 - 11/01/2039	290,930	321,714
5.00%, TBA (L)	116,000	126,368
5.50%, 09/01/2036 - 12/01/2041	416,951	476,091
6.00%, 02/01/2038 - 02/01/2041	319,744	365,432
6.50%, 05/01/2040	67,936	77,183
Government National Mortgage Association, Interest Only STRIPS 0.84% (D), 02/16/2053	232,158	12,388

Total U.S. Government Agency Obligations (Cost $9,815,100)		9,805,990

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 8.7%
U.S. Treasury - 7.8%
U.S. Treasury Bond
2.25%, 08/15/2046 (B)	$ 106,000	$ 89,127
2.50%, 02/15/2045 - 05/15/2046	557,000	495,892
2.75%, 08/15/2042	584,500	552,193
3.50%, 02/15/2039	392,000	428,689
3.63%, 02/15/2044	1,694,300	1,877,959
4.50%, 02/15/2036	625,000	790,820
4.75%, 02/15/2037	606,000	788,723
5.25%, 02/15/2029	807,000	1,031,510
U.S. Treasury Note
0.50%, 07/31/2017	245,000	244,751
0.88%, 04/30/2017	299,000	299,342
1.00%, 09/15/2017 - 11/30/2019	787,400	780,427
1.13%, 06/30/2021 - 09/30/2021	305,000	295,064
1.25%, 11/30/2018	442,300	442,939
1.50%, 08/15/2026	30,000	27,592
1.63%, 03/31/2019 - 05/15/2026	732,000	712,114
1.75%, 05/15/2023	1,000,000	973,984
1.88%, 11/30/2021	155,000	154,582
2.00%, 02/15/2025	756,000	735,800
2.25%, 11/15/2024	345,400	343,282
2.50%, 08/15/2023 - 05/15/2024	636,300	647,107

		11,711,897

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	83,074	92,755
2.50%, 01/15/2029	307,019	370,312
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	892,989	908,680

		1,371,747

Total U.S. Government Obligations (Cost $13,301,256)		13,083,644

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%
Federal Home Loan Bank Discount Notes
0.34% (M), 01/09/2017	675,000	674,958
0.36% (M), 01/13/2017 - 01/25/2017	2,285,000	2,284,502
0.46% (M), 02/10/2017	1,075,000	1,074,432
0.53% (M), 03/13/2017	2,810,000	2,807,198

Total Short-Term U.S. Government Agency Obligations (Cost $6,840,866)		6,841,090

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.8%
U.S. Treasury Bill
0.28% (M), 01/12/2017	$ 55,000	$ 54,995
0.30% (M), 01/19/2017	60,000	59,989
0.34% (M), 01/12/2017	135,000	134,986
0.46% (M), 02/09/2017	816,000	815,625
0.48% (M), 02/09/2017	10,000	9,995
0.49% (M), 03/30/2017 (N)	115,000	114,863

Total Short-Term U.S. Government Obligations (Cost $1,190,412)		1,190,453

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (M)	469,545	469,545

Total Securities Lending Collateral (Cost $469,545)		469,545

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.03% (M), dated 12/30/2016, to be repurchased at $1,693,811 on 01/03/2017. Collateralized by U.S. Government Obligations, 1.88%, due 08/31/2022 - 10/31/2022, and with a total value of $1,733,208.	$ 1,693,806	1,693,806

Total Repurchase Agreement (Cost $1,693,806)		1,693,806

Total Investments (Cost $143,755,456) (O)		157,877,946
Net Other Assets (Liabilities) - (5.3)%		(7,919,790)

Net Assets - 100.0%		$ 149,958,156

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	6	03/17/2017	$—	$(6,112)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)		Value
ASSETS
Investments
Common Stocks	$89,195,455	$—	$—		$89,195,455
Preferred Stocks	342,963	—	—		342,963
Asset-Backed Securities	—	3,800,504	—		3,800,504
Corporate Debt Securities	—	23,053,289	—	(K)	23,053,289
Foreign Government Obligations	—	884,524	—		884,524
Mortgage-Backed Securities	—	6,955,903	—		6,955,903
Municipal Government Obligations	—	560,780	—		560,780
U.S. Government Agency Obligations	—	9,805,990	—		9,805,990
U.S. Government Obligations	—	13,083,644	—		13,083,644
Short-Term U.S. Government Agency Obligations	—	6,841,090	—		6,841,090
Short-Term U.S. Government Obligations	—	1,190,453	—		1,190,453
Securities Lending Collateral	469,545	—	—		469,545
Repurchase Agreement	—	1,693,806	—		1,693,806

Total Investments	$90,007,963	$67,869,983	$—	(K)	$157,877,946

LIABILITIES
Other Financial Instruments
Futures Contracts (R)	$(6,112)	$—	$—		$(6,112)

Total Other Financial Instruments	$(6,112)	$—	$—		$(6,112)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $456,457. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(E)	Percentage rounds to less than 0.01% or (0.01)%.
(F)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $14,753,066, representing 9.8% of the Portfolio’s net assets.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $0, representing less than 0.1% of the Portfolio’s net assets.
(I)	Security is Level 3 of the fair value hierarchy.
(J)	Illiquid security. At December 31, 2016, value of the illiquid security is $0, representing less than 0.1% of the Portfolio’s net assets.
(K)	Security deemed worthless.
(L)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.
(M)	Rates disclosed reflect the yields at December 31, 2016.
(N)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $114,863.
(O)	Aggregate cost for federal income tax purposes is $144,499,282. Aggregate gross unrealized appreciation and depreciation for all securities is $16,450,870 and $3,072,206, respectively. Net unrealized appreciation for tax purposes is $13,378,664.
(P)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Portfolio.
(R)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 97.2%
Aerospace & Defense - 2.5%
Huntington Ingalls Industries, Inc.	12,782	$ 2,354,317
Northrop Grumman Corp.	32,749	7,616,762
Spirit Aerosystems Holdings, Inc., Class A	165,701	9,668,653

		19,639,732

Air Freight & Logistics - 1.0%
FedEx Corp.	41,809	7,784,836

Airlines - 3.9%
Delta Air Lines, Inc.	74,301	3,654,866
Hawaiian Holdings, Inc. (A)	139,967	7,978,119
Southwest Airlines Co.	71,752	3,576,120
Spirit Airlines, Inc. (A)	67,032	3,878,471
United Continental Holdings, Inc. (A)	161,375	11,761,010

		30,848,586

Auto Components - 2.0%
Cooper Tire & Rubber Co.	43,047	1,672,376
Dana, Inc.	77,731	1,475,334
Goodyear Tire & Rubber Co.	190,780	5,889,379
Lear Corp.	42,163	5,581,116
Visteon Corp.	14,530	1,167,340

		15,785,545

Automobiles - 0.8%
General Motors Co.	180,000	6,271,200

Banks - 14.1%
Bank of America Corp.	1,254,059	27,714,704
Citigroup, Inc.	389,721	23,161,119
Citizens Financial Group, Inc.	312,476	11,133,520
JPMorgan Chase & Co.	402,962	34,771,591
Popular, Inc.	67,031	2,937,298
SunTrust Banks, Inc.	224,102	12,291,995

		112,010,227

Beverages - 1.3%
PepsiCo, Inc.	100,278	10,492,087

Biotechnology - 2.9%
Amgen, Inc.	22,901	3,348,355
Gilead Sciences, Inc.	131,142	9,391,079
United Therapeutics Corp. (A) (B)	74,182	10,639,924

		23,379,358

Building Products - 1.2%
Owens Corning	178,714	9,214,494

Chemicals - 2.2%
Celanese Corp., Series A	39,419	3,103,852
LyondellBasell Industries NV, Class A	125,012	10,723,529
Trinseo SA	65,290	3,871,697

		17,699,078

Construction & Engineering - 1.3%
Quanta Services, Inc. (A)	289,812	10,099,948

Consumer Finance - 1.1%
Ally Financial, Inc.	443,588	8,437,044

Containers & Packaging - 0.1%
Avery Dennison Corp.	9,031	634,157

Diversified Financial Services - 1.3%
Voya Financial, Inc.	266,508	10,452,444

Diversified Telecommunication Services - 3.9%
AT&T, Inc.	335,185	14,255,418

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	315,557	$ 16,844,433

		31,099,851

Electric Utilities - 3.6%
American Electric Power Co., Inc.	177,472	11,173,637
Edison International	142,964	10,291,979
Entergy Corp., Class B	99,756	7,329,073

		28,794,689

Energy Equipment & Services - 4.4%
Dril-Quip, Inc., Class A (A) (B)	25,226	1,514,821
Ensco PLC, Class A	542,216	5,270,339
Helmerich & Payne, Inc.	29,144	2,255,746
Nabors Industries, Ltd.	384,839	6,311,360
Oceaneering International, Inc.	138,746	3,914,025
Patterson-UTI Energy, Inc.	268,114	7,217,629
Rowan Cos. PLC, Class A (A)	430,177	8,126,043

		34,609,963

Equity Real Estate Investment Trusts - 3.9%
American Homes 4 Rent, Class A	203,848	4,276,731
CBL & Associates Properties, Inc. (B)	190,769	2,193,843
DuPont Fabros Technology, Inc. (B)	113,551	4,988,295
Hospitality Properties Trust	201,167	6,385,041
Host Hotels & Resorts, Inc.	177,257	3,339,522
Hudson Pacific Properties, Inc.	83,582	2,906,982
Mack-Cali Realty Corp.	101,043	2,932,268
NorthStar Realty Finance Corp.	91,845	1,391,452
Omega Healthcare Investors, Inc.	1,324	41,388
Piedmont Office Realty Trust, Inc., Class A	34,398	719,262
Senior Housing Properties Trust	47,756	904,021
Taubman Centers, Inc.	16,260	1,202,102

		31,280,907

Food & Staples Retailing - 2.3%
Sysco Corp.	145,860	8,076,268
Wal-Mart Stores, Inc.	145,123	10,030,902

		18,107,170

Food Products - 2.3%
Dean Foods Co.	212,640	4,631,299
Ingredion, Inc.	39,655	4,955,289
Sanderson Farms, Inc. (B)	61,935	5,836,754
Tyson Foods, Inc., Class A	49,426	3,048,596

		18,471,938

Independent Power & Renewable Electricity Producers - 1.1%
AES Corp.	738,330	8,579,395

Insurance - 9.6%
Allstate Corp.	165,592	12,273,679
American International Group, Inc.	198,310	12,951,626
Assured Guaranty, Ltd.	132,836	5,017,216
Axis Capital Holdings, Ltd.	39,053	2,548,989
Everest RE Group, Ltd.	17,979	3,890,656
Genworth Financial, Inc., Class A (A)	225,315	858,450
Hartford Financial Services Group, Inc.	45,958	2,189,899
Lincoln National Corp.	86,400	5,725,728
Prudential Financial, Inc.	74,685	7,771,721
Reinsurance Group of America, Inc., Class A	41,876	5,269,257
Travelers Cos., Inc.	92,506	11,324,585
Unum Group	153,880	6,759,948

		76,581,754

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Internet Software & Services - 2.3%
eBay, Inc. (A)	301,791	$ 8,960,175
VeriSign, Inc. (A) (B)	119,173	9,065,490

		18,025,665

IT Services - 0.2%
Xerox Corp.	202,342	1,766,446

Metals & Mining - 0.3%
Reliance Steel & Aluminum Co.	34,178	2,718,518

Multi-Utilities - 0.9%
Public Service Enterprise Group, Inc.	165,972	7,282,851

Multiline Retail - 0.1%
Big Lots, Inc. (B)	21,841	1,096,637

Oil, Gas & Consumable Fuels - 8.4%
Canadian Natural Resources, Ltd.	269,454	8,590,193
Chevron Corp.	70,497	8,297,497
CONSOL Energy, Inc.	201,564	3,674,512
Exxon Mobil Corp.	251,537	22,703,730
Tesoro Corp.	122,674	10,727,841
Valero Energy Corp.	189,576	12,951,832

		66,945,605

Paper & Forest Products - 0.2%
Domtar Corp.	32,733	1,277,569

Personal Products - 0.4%
Nu Skin Enterprises, Inc., Class A	58,114	2,776,687

Pharmaceuticals - 7.7%
Johnson & Johnson	255,368	29,420,947
Merck & Co., Inc.	142,123	8,366,781
Pfizer, Inc.	709,243	23,036,213

		60,823,941

Semiconductors & Semiconductor Equipment - 2.8%
Applied Materials, Inc., Class A	179,889	5,805,018
Intel Corp.	453,521	16,449,207

		22,254,225

Software - 3.9%
Aspen Technology, Inc. (A)	53,129	2,905,094
CA, Inc.	60,577	1,924,531
Citrix Systems, Inc. (A)	59,452	5,309,658
Intuit, Inc.	81,341	9,322,492
Microsoft Corp.	156,626	9,732,740
Take-Two Interactive Software, Inc. (A)	29,624	1,460,167

		30,654,682

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 0.8%
Bed Bath & Beyond, Inc.	41,989	$ 1,706,433
Best Buy Co., Inc.	107,443	4,584,593

		6,291,026

Technology Hardware, Storage & Peripherals - 0.3%
HP, Inc.	163,797	2,430,747

Textiles, Apparel & Luxury Goods - 0.9%
Michael Kors Holdings, Ltd. (A)	161,761	6,952,488

Tobacco - 1.2%
Philip Morris International, Inc.	107,209	9,808,551

Total Common Stocks (Cost $666,407,055)		771,380,041

EXCHANGE-TRADED FUND - 1.3%
U.S. Equity Fund - 1.3%
iShares Russell 1000 Value ETF	88,300	9,892,249

Total Exchange-Traded Fund (Cost $10,003,419)		9,892,249

SECURITIES LENDING COLLATERAL - 3.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	26,484,752	26,484,752

Total Securities Lending Collateral (Cost $26,484,752)		26,484,752

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $12,187,919 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $12,436,265.	$ 12,187,879	12,187,879

Total Repurchase Agreement (Cost $12,187,879)		12,187,879

Total Investments (Cost $715,083,105) (D)		819,944,921
Net Other Assets (Liabilities) - (3.3)%		(26,234,773)

Net Assets - 100.0%		$ 793,710,148

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$771,380,041	$—	$—	$771,380,041
Exchange-Traded Fund	9,892,249	—	—	9,892,249
Securities Lending Collateral	26,484,752	—	—	26,484,752
Repurchase Agreement	—	12,187,879	—	12,187,879

Total Investments	$807,757,042	$12,187,879	$—	$819,944,921

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $25,905,789. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $716,409,857. Aggregate gross unrealized appreciation and depreciation for all securities is $114,744,426 and $11,209,362, respectively. Net unrealized appreciation for tax purposes is $103,535,064.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 1.3%
Northrop Grumman Corp.	16,150	$ 3,756,167

Air Freight & Logistics - 1.4%
FedEx Corp.	21,188	3,945,206

Airlines - 4.8%
Alaska Air Group, Inc.	19,435	1,724,467
American Airlines Group, Inc.	19,423	906,860
Delta Air Lines, Inc.	76,095	3,743,113
Southwest Airlines Co.	77,429	3,859,061
United Continental Holdings, Inc. (A)	50,162	3,655,807

		13,889,308

Auto Components - 1.6%
Goodyear Tire & Rubber Co.	106,248	3,279,876
Magna International, Inc., Class A	29,169	1,265,934

		4,545,810

Automobiles - 1.7%
Fiat Chrysler Automobiles NV	111,069	1,012,949
General Motors Co.	114,072	3,974,269

		4,987,218

Banks - 9.2%
Bank of America Corp.	303,902	6,716,234
Citigroup, Inc.	84,308	5,010,424
Citizens Financial Group, Inc.	83,802	2,985,865
JPMorgan Chase & Co.	93,536	8,071,222
SunTrust Banks, Inc.	69,402	3,806,700

		26,590,445

Beverages - 3.0%
Dr Pepper Snapple Group, Inc.	36,134	3,276,270
PepsiCo, Inc.	51,224	5,359,567

		8,635,837

Biotechnology - 4.7%
Amgen, Inc.	32,144	4,699,774
Biogen, Inc. (A)	14,433	4,092,910
Gilead Sciences, Inc.	64,313	4,605,454

		13,398,138

Building Products - 0.8%
Masco Corp.	70,860	2,240,593

Chemicals - 1.3%
LyondellBasell Industries NV, Class A	42,192	3,619,230

Commercial Services & Supplies - 0.1%
Waste Management, Inc.	4,239	300,587

Communications Equipment - 0.5%
Cisco Systems, Inc.	48,454	1,464,280

Construction & Engineering - 1.7%
Jacobs Engineering Group, Inc. (A)	22,659	1,291,563
Quanta Services, Inc. (A)	100,426	3,499,846

		4,791,409

Containers & Packaging - 1.4%
Avery Dennison Corp.	35,079	2,463,247
International Paper Co.	29,496	1,565,058

		4,028,305

Diversified Telecommunication Services - 3.3%
AT&T, Inc.	72,693	3,091,633
Verizon Communications, Inc.	118,917	6,347,790

		9,439,423

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities - 1.5%
American Electric Power Co., Inc.	7,222	$ 454,697
Edison International	11,298	813,343
Entergy Corp., Class B	37,675	2,767,982
Exelon Corp.	6,913	245,343

		4,281,365

Energy Equipment & Services - 1.9%
Ensco PLC, Class A	222,576	2,163,439
Helmerich & Payne, Inc.	41,786	3,234,236

		5,397,675

Equity Real Estate Investment Trusts - 1.8%
Apartment Investment & Management Co., Class A	31,219	1,418,904
General Growth Properties, Inc.	9,398	234,762
Host Hotels & Resorts, Inc.	193,444	3,644,485

		5,298,151

Food & Staples Retailing - 2.2%
Sysco Corp.	59,603	3,300,218
Wal-Mart Stores, Inc.	44,657	3,086,692

		6,386,910

Food Products - 0.7%
Tyson Foods, Inc., Class A	34,114	2,104,152

Health Care Equipment & Supplies - 1.2%
Baxter International, Inc.	76,666	3,399,370

Health Care Providers & Services - 1.2%
Quest Diagnostics, Inc.	38,471	3,535,485

Hotels, Restaurants & Leisure - 1.3%
McDonald’s Corp.	30,539	3,717,207

Independent Power & Renewable Electricity Producers - 1.2%
AES Corp.	268,310	3,117,762
NRG Energy, Inc.	32,781	401,895

		3,519,657

Insurance - 5.7%
Aflac, Inc.	25,977	1,807,999
Allstate Corp.	52,263	3,873,734
American International Group, Inc.	29,818	1,947,414
Lincoln National Corp.	25,556	1,693,596
Prudential Financial, Inc.	28,158	2,930,121
Travelers Cos., Inc.	20,060	2,455,745
Unum Group	37,620	1,652,647

		16,361,256

Internet & Direct Marketing Retail - 0.3%
Priceline Group, Inc. (A)	538	788,740

Internet Software & Services - 2.9%
Alphabet, Inc., Class A (A)	1,900	1,505,655
eBay, Inc. (A)	124,614	3,699,789
VeriSign, Inc. (A) (B)	40,338	3,068,512

		8,273,956

IT Services - 1.9%
Teradata Corp. (A) (B)	103,119	2,801,743
Xerox Corp.	307,022	2,680,302

		5,482,045

Media - 0.8%
Discovery Communications, Inc., Series A (A) (B)	82,322	2,256,446

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 0.2%
Teck Resources, Ltd., Class B	28,370	$ 568,251

Multi-Utilities - 0.3%
Public Service Enterprise Group, Inc.	19,554	858,030

Multiline Retail - 0.9%
Kohl’s Corp.	49,557	2,447,125

Oil, Gas & Consumable Fuels - 5.2%
Canadian Natural Resources, Ltd.	90,255	2,877,330
Chevron Corp.	18,980	2,233,946
Exxon Mobil Corp.	11,409	1,029,776
Murphy Oil Corp.	12,156	378,416
Southwestern Energy Co. (A)	82,200	889,404
Tesoro Corp.	39,995	3,497,563
Valero Energy Corp.	58,063	3,966,864

		14,873,299

Pharmaceuticals - 6.8%
Johnson & Johnson	69,953	8,059,285
Merck & Co., Inc.	92,740	5,459,604
Pfizer, Inc.	188,944	6,136,901

		19,655,790

Semiconductors & Semiconductor Equipment - 3.4%
Applied Materials, Inc., Class A	121,727	3,928,130
Intel Corp.	157,927	5,728,013

		9,656,143

Software - 9.0%
CA, Inc.	97,331	3,092,206
Citrix Systems, Inc. (A)	40,347	3,603,391
Intuit, Inc.	32,104	3,679,439
Microsoft Corp.	168,999	10,501,598
Oracle Corp.	71,226	2,738,640
Symantec Corp.	96,450	2,304,190

		25,919,464

Specialty Retail - 3.1%
Bed Bath & Beyond, Inc.	68,161	2,770,063
Best Buy Co., Inc.	75,046	3,202,213
Staples, Inc.	234,212	2,119,619
Urban Outfitters, Inc. (A)	32,126	914,948

		9,006,843

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	48,331	$ 5,597,696
HP, Inc.	153,691	2,280,775
NetApp, Inc.	39,097	1,378,951

		9,257,422

Textiles, Apparel & Luxury Goods - 2.0%
Coach, Inc., Class A	81,243	2,845,130
Michael Kors Holdings, Ltd. (A)	66,525	2,859,244

		5,704,374

Tobacco - 3.2%
Altria Group, Inc.	62,630	4,235,041
Philip Morris International, Inc.	55,382	5,066,899

		9,301,940

Total Common Stocks (Cost $244,447,968)		283,683,052

SECURITIES LENDING COLLATERAL - 2.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	7,149,063	7,149,063

Total Securities Lending Collateral (Cost $7,149,063)		7,149,063

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $3,560,883 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $3,633,621.	$ 3,560,871	3,560,871

Total Repurchase Agreement (Cost $3,560,871)		3,560,871

Total Investments (Cost $255,157,902) (D)		294,392,986
Net Other Assets (Liabilities) - (2.4)%		(6,841,515)

Net Assets - 100.0%		$ 287,551,471

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$283,683,052	$—	$—	$283,683,052
Securities Lending Collateral	7,149,063	—	—	7,149,063
Repurchase Agreement	—	3,560,871	—	3,560,871

Total Investments	$290,832,115	$3,560,871	$—	$294,392,986

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,997,240. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $256,017,290. Aggregate gross unrealized appreciation and depreciation for all securities is $42,992,516 and $4,616,820, respectively. Net unrealized appreciation for tax purposes is $38,375,696.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 96.7%
Aerospace & Defense - 1.2%
Boeing Co.	46,045	$ 7,168,286
General Dynamics Corp.	16,268	2,808,833

		9,977,119

Air Freight & Logistics - 0.7%
FedEx Corp.	29,875	5,562,725

Automobiles - 0.5%
Tesla Motors, Inc. (A)	17,689	3,779,963

Banks - 0.9%
JPMorgan Chase & Co.	50,983	4,399,323
M&T Bank Corp.	17,939	2,806,198

		7,205,521

Beverages - 2.0%
Constellation Brands, Inc., Class A	19,438	2,980,040
Molson Coors Brewing Co., Class B	37,581	3,657,007
Monster Beverage Corp. (A)	220,593	9,781,094

		16,418,141

Biotechnology - 5.3%
Alexion Pharmaceuticals, Inc. (A)	51,499	6,300,903
Alkermes PLC (A)	38,461	2,137,662
Biogen, Inc. (A)	11,565	3,279,603
BioMarin Pharmaceutical, Inc. (A)	29,490	2,442,952
Celgene Corp. (A)	95,599	11,065,584
Incyte Corp. (A)	27,456	2,753,013
Regeneron Pharmaceuticals, Inc., Class A (A)	22,917	8,412,602
Shire PLC, Class B, ADR (B)	40,701	6,934,636

		43,326,955

Building Products - 0.5%
Fortune Brands Home & Security, Inc.	70,385	3,762,782

Capital Markets - 2.6%
BlackRock, Inc., Class A	15,655	5,957,354
Goldman Sachs Group, Inc.	32,337	7,743,095
Intercontinental Exchange, Inc.	71,480	4,032,901
S&P Global, Inc.	35,973	3,868,536

		21,601,886

Chemicals - 1.3%
Albemarle Corp.	29,731	2,559,244
PPG Industries, Inc.	48,796	4,623,909
Sherwin-Williams Co.	12,898	3,466,209

		10,649,362

Communications Equipment - 0.5%
Palo Alto Networks, Inc. (A)	31,861	3,984,218

Consumer Finance - 0.5%
Capital One Financial Corp.	48,400	4,222,416

Containers & Packaging - 0.5%
Crown Holdings, Inc. (A)	86,458	4,545,097

Electrical Equipment - 0.7%
AMETEK, Inc., Class A	58,784	2,856,902
Eaton Corp. PLC	41,530	2,786,248

		5,643,150

Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	44,053	2,862,124
Halliburton Co.	114,778	6,208,342

		9,070,466

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	86,963	$ 13,923,646
Walgreens Boots Alliance, Inc.	52,229	4,322,472

		18,246,118

Food Products - 0.7%
Mondelez International, Inc., Class A	127,383	5,646,888

Health Care Equipment & Supplies - 0.8%
Hologic, Inc. (A)	90,153	3,616,938
Medtronic PLC	45,212	3,220,451

		6,837,389

Health Care Providers & Services - 1.6%
HCA Holdings, Inc. (A)	59,196	4,381,688
UnitedHealth Group, Inc.	56,828	9,094,753

		13,476,441

Hotels, Restaurants & Leisure - 3.6%
Hilton Worldwide Holdings, Inc.	201,112	5,470,246
Marriott International, Inc., Class A	102,365	8,463,538
Starbucks Corp.	282,976	15,710,828

		29,644,612

Household Durables - 0.6%
Mohawk Industries, Inc. (A)	23,250	4,642,560

Household Products - 0.7%
Colgate-Palmolive Co.	94,812	6,204,497

Industrial Conglomerates - 0.9%
Honeywell International, Inc.	64,275	7,446,259

Insurance - 0.5%
Allstate Corp.	58,645	4,346,767

Internet & Direct Marketing Retail - 7.3%
Amazon.com, Inc. (A)	49,284	36,956,593
Expedia, Inc.	17,130	1,940,486
Netflix, Inc. (A)	111,251	13,772,874
Priceline Group, Inc. (A)	5,230	7,667,494

		60,337,447

Internet Software & Services - 12.3%
Alibaba Group Holding, Ltd., ADR (A)	137,269	12,053,591
Alphabet, Inc., Class A (A)	32,480	25,738,776
Alphabet, Inc., Class C (A)	25,802	19,914,500
eBay, Inc. (A)	90,100	2,675,069
Facebook, Inc., Class A (A)	227,555	26,180,203
GoDaddy, Inc., Class A (A) (B)	98,811	3,453,444
Tencent Holdings, Ltd.	447,305	10,942,518

		100,958,101

IT Services - 6.2%
Accenture PLC, Class A	38,629	4,524,615
FleetCor Technologies, Inc. (A)	34,421	4,871,260
Global Payments, Inc.	53,397	3,706,286
MasterCard, Inc., Class A	205,571	21,225,206
PayPal Holdings, Inc. (A)	94,148	3,716,021
Visa, Inc., Class A	165,156	12,885,471

		50,928,859

Life Sciences Tools & Services - 1.0%
Illumina, Inc. (A)	21,178	2,711,631
Thermo Fisher Scientific, Inc.	39,061	5,511,507

		8,223,138

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Machinery - 2.1%
Illinois Tool Works, Inc., Class A	32,411	$ 3,969,051
Middleby Corp. (A)	35,813	4,613,073
Parker-Hannifin Corp.	28,571	3,999,940
Snap-on, Inc.	27,033	4,629,942

		17,212,006

Media - 2.5%
Charter Communications, Inc., Class A (A)	16,421	4,727,934
Comcast Corp., Class A	158,758	10,962,240
Time Warner, Inc.	50,446	4,869,553

		20,559,727

Multiline Retail - 0.5%
Dollar Tree, Inc. (A)	59,333	4,579,321

Oil, Gas & Consumable Fuels - 0.9%
Concho Resources, Inc. (A)	39,885	5,288,751
EOG Resources, Inc.	18,749	1,895,524

		7,184,275

Personal Products - 0.7%
Estee Lauder Cos., Inc., Class A	73,266	5,604,116

Pharmaceuticals - 3.6%
Allergan PLC (A)	54,455	11,436,095
Bristol-Myers Squibb Co.	254,116	14,850,539
Eli Lilly & Co.	49,171	3,616,527

		29,903,161

Professional Services - 0.8%
Equifax, Inc.	27,606	3,263,857
Verisk Analytics, Inc., Class A (A)	43,829	3,557,600

		6,821,457

Road & Rail - 0.5%
JB Hunt Transport Services, Inc.	39,620	3,845,913

Semiconductors & Semiconductor Equipment - 4.2%
Analog Devices, Inc., Class A	51,052	3,707,396
Broadcom, Ltd.	29,135	5,150,194
NVIDIA Corp.	100,647	10,743,061
NXP Semiconductors NV (A)	40,074	3,927,653
QUALCOMM, Inc.	172,266	11,231,743

		34,760,047

Software - 8.9%
Adobe Systems, Inc. (A)	130,170	13,401,001
Electronic Arts, Inc. (A)	51,414	4,049,367
Microsoft Corp.	424,394	26,371,843
Mobileye NV (A)	50,622	1,929,711
Red Hat, Inc. (A)	67,864	4,730,121
salesforce.com, Inc. (A)	156,005	10,680,102
ServiceNow, Inc. (A)	31,701	2,356,652
Splunk, Inc. (A)	65,980	3,374,877
Workday, Inc., Class A (A) (B)	100,088	6,614,816

		73,508,490

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 5.8%
Advance Auto Parts, Inc.	30,855	$ 5,218,198
Home Depot, Inc.	34,499	4,625,626
Industria de Diseno Textil SA	255,492	8,721,846
Lowe’s Cos., Inc.	84,081	5,979,841
Michaels Cos., Inc. (A)	97,963	2,003,343
O’Reilly Automotive, Inc. (A)	26,084	7,262,046
TJX Cos., Inc.	152,545	11,460,706
Ulta Salon Cosmetics & Fragrance, Inc. (A)	8,562	2,182,796

		47,454,402

Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	384,110	44,487,620
Western Digital Corp.	32,683	2,220,810

		46,708,430

Textiles, Apparel & Luxury Goods - 2.7%
adidas AG	42,241	6,676,421
NIKE, Inc., Class B	231,190	11,751,388
VF Corp.	72,579	3,872,089

		22,299,898

Tobacco - 1.1%
Altria Group, Inc.	134,752	9,111,930

Total Common Stocks (Cost $647,806,492)		796,242,050

SECURITIES LENDING COLLATERAL - 1.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	13,873,997	13,873,997

Total Securities Lending Collateral (Cost $13,873,997)		13,873,997

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $7,964,615 on 01/03/2017. Collateralized by U.S. Government Obligations, 1.88%, due 08/31/2022, and with a total value of $8,127,068.	$ 7,964,588	7,964,588

Total Repurchase Agreement (Cost $7,964,588)		7,964,588

Total Investments (Cost $669,645,077) (D)		818,080,635
Net Other Assets (Liabilities) - 0.6%		4,987,456

Net Assets - 100.0%		$ 823,068,091

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$769,901,265	$26,340,785	$—	$796,242,050
Securities Lending Collateral	13,873,997	—	—	13,873,997
Repurchase Agreement	—	7,964,588	—	7,964,588

Total Investments	$783,775,262	$34,305,373	$—	$818,080,635

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,584,516. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $672,992,642. Aggregate gross unrealized appreciation and depreciation for all securities is $158,798,330 and $13,710,337, respectively. Net unrealized appreciation for tax purposes is $145,087,993.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 95.2%
Airlines - 1.4%
Alaska Air Group, Inc.	74,100	$ 6,574,893
JetBlue Airways Corp. (A)	256,600	5,752,972

		12,327,865

Auto Components - 0.4%
BorgWarner, Inc.	93,471	3,686,496

Banks - 5.2%
CIT Group, Inc.	205,500	8,770,740
Citizens Financial Group, Inc.	148,336	5,285,212
Fifth Third Bancorp	233,971	6,310,198
First Republic Bank, Class A	48,906	4,506,199
Huntington Bancshares, Inc., Class A	245,105	3,240,288
Investors Bancorp, Inc.	102,247	1,426,346
M&T Bank Corp.	47,080	7,364,724
SunTrust Banks, Inc.	111,240	6,101,514
Zions Bancorporation	42,640	1,835,225

		44,840,446

Beverages - 1.0%
Constellation Brands, Inc., Class A	23,872	3,659,816
Dr Pepper Snapple Group, Inc.	55,656	5,046,330

		8,706,146

Biotechnology - 0.6%
United Therapeutics Corp. (A)	39,400	5,651,142

Building Products - 0.4%
Fortune Brands Home & Security, Inc.	66,938	3,578,506

Capital Markets - 2.3%
Ameriprise Financial, Inc.	25,710	2,852,267
Invesco, Ltd.	133,222	4,041,956
Northern Trust Corp.	52,248	4,652,684
Raymond James Financial, Inc.	57,326	3,970,972
T. Rowe Price Group, Inc.	63,572	4,784,429

		20,302,308

Chemicals - 0.3%
Sherwin-Williams Co.	9,551	2,566,736

Communications Equipment - 1.9%
ARRIS International PLC (A)	253,000	7,622,890
CommScope Holding Co., Inc. (A)	99,316	3,694,555
EchoStar Corp., Class A (A)	104,824	5,386,906

		16,704,351

Consumer Finance - 0.4%
Ally Financial, Inc.	162,639	3,093,394

Containers & Packaging - 1.7%
Ball Corp.	67,712	5,083,140
Silgan Holdings, Inc.	74,426	3,809,123
WestRock Co.	116,415	5,910,389

		14,802,652

Distributors - 0.4%
Genuine Parts Co.	39,480	3,771,919

Diversified Consumer Services - 0.8%
H&R Block, Inc.	310,500	7,138,395

Diversified Financial Services - 0.3%
Leucadia National Corp.	105,000	2,441,250

Electric Utilities - 6.2%
Alliant Energy Corp.	166,800	6,320,052
Edison International	75,363	5,425,382

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (continued)
FirstEnergy Corp.	428,300	$ 13,264,451
PPL Corp.	406,300	13,834,515
Westar Energy, Inc., Class A	45,844	2,583,309
Xcel Energy, Inc.	309,728	12,605,930

		54,033,639

Electrical Equipment - 1.3%
AMETEK, Inc., Class A	93,055	4,522,473
Hubbell, Inc., Class B	38,624	4,507,421
Regal Beloit Corp.	30,346	2,101,460

		11,131,354

Electronic Equipment, Instruments & Components - 2.9%
Amphenol Corp., Class A	74,409	5,000,285
Arrow Electronics, Inc. (A)	83,313	5,940,217
Avnet, Inc.	138,400	6,589,224
CDW Corp.	77,152	4,018,848
Keysight Technologies, Inc. (A)	109,832	4,016,556

		25,565,130

Energy Equipment & Services - 0.3%
Transocean, Ltd. (A)	188,700	2,781,438

Equity Real Estate Investment Trusts - 6.5%
American Campus Communities, Inc.	43,106	2,145,386
American Homes 4 Rent, Class A	82,773	1,736,578
AvalonBay Communities, Inc.	22,981	4,071,084
Boston Properties, Inc.	30,528	3,839,812
Brixmor Property Group, Inc.	139,004	3,394,478
Communications Sales & Leasing, Inc.	329,600	8,375,136
Crown Castle International Corp.	65,800	5,709,466
Essex Property Trust, Inc.	9,257	2,152,252
Gaming and Leisure Properties, Inc.	75,600	2,314,872
General Growth Properties, Inc.	73,291	1,830,809
HCP, Inc.	26,452	786,153
Kimco Realty Corp.	152,000	3,824,320
Outfront Media, Inc.	107,858	2,682,428
Rayonier, Inc.	100,031	2,660,825
Regency Centers Corp.	37,574	2,590,727
Vornado Realty Trust, Class A	45,384	4,736,728
Weyerhaeuser Co.	88,484	2,662,484
WP Carey, Inc.	19,249	1,137,423

		56,650,961

Food & Staples Retailing - 2.3%
Casey’s General Stores, Inc.	36,700	4,362,896
Kroger Co.	160,299	5,531,919
Rite Aid Corp. (A)	142,559	1,174,686
Whole Foods Market, Inc.	304,000	9,351,040

		20,420,541

Food Products - 1.1%
Kellogg Co.	92,400	6,810,804
TreeHouse Foods, Inc. (A) (B)	37,206	2,685,901

		9,496,705

Gas Utilities - 0.5%
National Fuel Gas Co. (B)	71,630	4,057,123

Health Care Equipment & Supplies - 0.9%
DENTSPLY SIRONA, Inc.	132,309	7,638,199

Health Care Providers & Services - 6.2%
AmerisourceBergen Corp., Class A	183,953	14,383,285

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Cardinal Health, Inc.	135,668	$ 9,764,026
Cigna Corp.	26,191	3,493,618
Henry Schein, Inc. (A)	23,944	3,632,544
Humana, Inc., Class A	22,576	4,606,181
Laboratory Corp. of America Holdings (A)	68,500	8,794,030
MEDNAX, Inc. (A)	97,500	6,499,350
Universal Health Services, Inc., Class B	26,551	2,824,495

		53,997,529

Hotels, Restaurants & Leisure - 0.8%
Hilton Worldwide Holdings, Inc.	200,426	5,451,587
Marriott International, Inc., Class A	15,806	1,306,840

		6,758,427

Household Durables - 1.5%
Mohawk Industries, Inc. (A)	36,647	7,317,673
Newell Brands, Inc.	120,685	5,388,585

		12,706,258

Household Products - 0.2%
Energizer Holdings, Inc.	39,400	1,757,634

Independent Power & Renewable Electricity Producers - 0.6%
AES Corp.	480,200	5,579,924

Industrial Conglomerates - 0.6%
Carlisle Cos., Inc.	45,241	4,989,630

Insurance - 11.0%
Alleghany Corp. (A)	19,425	11,812,731
Allstate Corp.	90,500	6,707,860
Chubb, Ltd.	16,713	2,208,122
Fairfax Financial Holdings, Ltd.	13,900	6,765,130
FNF Group	340,800	11,573,568
Hartford Financial Services Group, Inc.	113,679	5,416,804
Loews Corp.	312,420	14,630,629
Markel Corp. (A)	2,400	2,170,800
Marsh & McLennan Cos., Inc.	70,069	4,735,964
Progressive Corp.	310,805	11,033,577
Unum Group	72,522	3,185,891
Willis Towers Watson PLC	72,747	8,895,503
WR Berkley Corp.	27,433	1,824,569
XL Group, Ltd.	128,823	4,799,945

		95,761,093

Internet & Direct Marketing Retail - 1.7%
Expedia, Inc.	48,985	5,549,021
Liberty Expedia Holdings, Inc., Class A (A)	130,545	5,178,720
Liberty Ventures, Series A (A)	120,560	4,445,047

		15,172,788

Internet Software & Services - 0.2%
Match Group, Inc. (A) (B)	79,398	1,357,706

IT Services - 1.6%
Amdocs, Ltd.	72,300	4,211,475
Jack Henry & Associates, Inc.	59,677	5,298,124
Western Union Co. (B)	201,800	4,383,096

		13,892,695

Life Sciences Tools & Services - 0.5%
Bio-Rad Laboratories, Inc., Class A (A)	24,844	4,528,564

Machinery - 1.4%
IDEX Corp.	50,699	4,565,952
Rexnord Corp. (A)	123,758	2,424,419

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Snap-on, Inc.	30,325	$ 5,193,763

		12,184,134

Media - 6.4%
AMC Networks, Inc., Class A (A)	194,375	10,173,588
CBS Corp., Class B	52,823	3,360,599
Discovery Communications, Inc., Class C (A)	230,600	6,175,468
DISH Network Corp., Class A (A)	117,563	6,810,425
Liberty Media Corp. - Liberty Braves, Class C (A)	58,455	1,203,588
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	233,000	7,903,360
Madison Square Garden Co., Class A (A)	41,933	7,191,929
MSG Networks, Inc., Class A (A)	149,200	3,207,800
News Corp., Class A	405,500	4,647,030
News Corp., Class B	264,700	3,123,460
TEGNA, Inc.	74,898	1,602,068

		55,399,315

Mortgage Real Estate Investment Trusts - 1.4%
Annaly Capital Management, Inc.	1,247,100	12,433,587

Multi-Utilities - 4.3%
CenterPoint Energy, Inc.	175,561	4,325,823
CMS Energy Corp.	257,418	10,713,737
SCANA Corp.	90,300	6,617,184
Sempra Energy	50,081	5,040,152
WEC Energy Group, Inc.	183,702	10,774,122

		37,471,018

Multiline Retail - 0.9%
Kohl’s Corp.	87,931	4,342,033
Nordstrom, Inc.	69,042	3,309,183

		7,651,216

Oil, Gas & Consumable Fuels - 4.4%
Antero Resources Corp. (A)	228,000	5,392,200
Energen Corp. (A)	163,389	9,422,644
EQT Corp.	131,869	8,624,233
Marathon Petroleum Corp.	45,600	2,295,960
PBF Energy, Inc., Class A	138,947	3,873,842
Range Resources Corp.	136,100	4,676,396
Southwestern Energy Co. (A)	187,239	2,025,926
Valero Energy Corp.	32,700	2,234,064

		38,545,265

Personal Products - 0.8%
Coty, Inc., Class A	192,104	3,517,424
Edgewell Personal Care Co. (A)	46,274	3,377,540

		6,894,964

Real Estate Management & Development - 0.6%
CBRE Group, Inc., Class A (A)	155,543	4,898,049

Semiconductors & Semiconductor Equipment - 1.9%
Analog Devices, Inc., Class A	39,924	2,899,281
First Solar, Inc. (A) (B)	152,700	4,900,143
KLA-Tencor Corp.	81,772	6,433,821
Lam Research Corp.	21,800	2,304,914

		16,538,159

Software - 3.0%
CA, Inc.	102,600	3,259,602
Citrix Systems, Inc. (A)	36,900	3,295,539

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Dell Technologies, Inc., Class V (A)	154,200	$ 8,476,374
Synopsys, Inc. (A)	192,105	11,307,300

		26,338,815

Specialty Retail - 2.6%
AutoZone, Inc. (A)	5,146	4,064,260
Bed Bath & Beyond, Inc.	213,258	8,666,805
Best Buy Co., Inc.	65,400	2,790,618
Gap, Inc., Class A	128,196	2,876,718
Tiffany & Co. (B)	54,361	4,209,172

		22,607,573

Technology Hardware, Storage & Peripherals - 1.2%
NetApp, Inc.	173,812	6,130,349
Western Digital Corp.	65,650	4,460,918

		10,591,267

Textiles, Apparel & Luxury Goods - 1.8%
Fossil Group, Inc. (A) (B)	176,300	4,559,118
Michael Kors Holdings, Ltd. (A)	131,400	5,647,572
PVH Corp.	39,724	3,584,694
Ralph Lauren Corp., Class A	18,202	1,644,004

		15,435,388

Trading Companies & Distributors - 0.5%
MSC Industrial Direct Co., Inc., Class A	46,826	4,326,254

Total Common Stocks (Cost $693,540,260)		829,203,948

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	20,756,987	$ 20,756,987

Total Securities Lending Collateral (Cost $20,756,987)		20,756,987

	Principal	Value
REPURCHASE AGREEMENT - 4.6%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $40,302,746 on 01/03/2017. Collateralized by U.S. Government Obligations, 1.75% - 1.88%, due 09/30/2022 - 10/31/2022, and with a total value of $41,112,927.	$ 40,302,611	40,302,611

Total Repurchase Agreement (Cost $40,302,611)		40,302,611

Total Investments (Cost $754,599,858) (D)		890,263,546
Net Other Assets (Liabilities) - (2.2)%		(19,562,938)

Net Assets - 100.0%		$ 870,700,608

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$829,203,948	$—	$—	$829,203,948
Securities Lending Collateral	20,756,987	—	—	20,756,987
Repurchase Agreement	—	40,302,611	—	40,302,611

Total Investments	$849,960,935	$40,302,611	$—	$890,263,546

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,304,333. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $765,624,222. Aggregate gross unrealized appreciation and depreciation for all securities is $144,335,799 and $19,696,475, respectively. Net unrealized appreciation for tax purposes is $124,639,324.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 99.8%
Aerospace & Defense - 3.1%
Spirit Aerosystems Holdings, Inc., Class A	54,369	$ 3,172,431

Airlines - 2.8%
JetBlue Airways Corp. (A)	126,651	2,839,515

Auto Components - 2.5%
Delphi Automotive PLC, Class A	38,055	2,563,004

Banks - 6.6%
CIT Group, Inc.	101,336	4,325,020
FNB Corp.	144,464	2,315,758

		6,640,778

Biotechnology - 2.9%
BioMarin Pharmaceutical, Inc. (A)	35,578	2,947,282

Chemicals - 3.8%
Eastman Chemical Co.	32,088	2,413,338
Olin Corp.	55,257	1,415,132

		3,828,470

Communications Equipment - 3.2%
F5 Networks, Inc., Class B (A)	9,468	1,370,209
Motorola Solutions, Inc.	22,577	1,871,408

		3,241,617

Construction Materials - 1.8%
Eagle Materials, Inc.	18,918	1,863,991

Consumer Finance - 6.2%
Ally Financial, Inc.	159,463	3,032,986
Discover Financial Services	44,276	3,191,857

		6,224,843

Diversified Telecommunication Services - 3.4%
Level 3 Communications, Inc. (A)	60,986	3,437,171

Food Products - 2.0%
TreeHouse Foods, Inc. (A)	28,248	2,039,223

Health Care Equipment & Supplies - 3.7%
Align Technology, Inc. (A)	17,258	1,659,011
Boston Scientific Corp. (A)	93,752	2,027,856

		3,686,867

Health Care Providers & Services - 6.9%
Cardinal Health, Inc.	33,810	2,433,306
Laboratory Corp. of America Holdings (A)	19,229	2,468,619
Universal Health Services, Inc., Class B	19,210	2,043,560

		6,945,485

Hotels, Restaurants & Leisure - 3.1%
Wyndham Worldwide Corp.	40,821	3,117,500

Household Durables - 1.8%
Whirlpool Corp.	10,195	1,853,145

Insurance - 2.1%
Hartford Financial Services Group, Inc.	44,797	2,134,577

Internet Software & Services - 3.3%
IAC/InterActiveCorp (A)	51,193	3,316,794

	Shares	Value
COMMON STOCKS (continued)
IT Services - 2.6%
Sabre Corp.	103,307	$ 2,577,510

Life Sciences Tools & Services - 1.8%
Bio-Techne Corp.	17,381	1,787,288

Machinery - 2.1%
Ingersoll-Rand PLC	28,412	2,132,036

Media - 2.4%
Cinemark Holdings, Inc.	62,748	2,407,013

Oil, Gas & Consumable Fuels - 4.2%
Cheniere Energy, Inc. (A)	64,045	2,653,384
Rice Energy, Inc. (A)	72,888	1,556,159

		4,209,543

Pharmaceuticals - 5.0%
Mylan NV (A)	84,061	3,206,927
Perrigo Co. PLC	22,529	1,875,089

		5,082,016

Road & Rail - 2.0%
Ryder System, Inc., Class A	27,129	2,019,483

Semiconductors & Semiconductor Equipment - 9.0%
Micron Technology, Inc. (A)	143,442	3,144,249
NXP Semiconductors NV (A)	36,651	3,592,164
Skyworks Solutions, Inc.	31,469	2,349,476

		9,085,889

Software - 3.6%
Fortinet, Inc. (A)	70,283	2,116,924
Workday, Inc., Class A (A)	23,429	1,548,423

		3,665,347

Specialty Retail - 4.3%
Signet Jewelers, Ltd.	26,885	2,534,180
Williams-Sonoma, Inc., Class A (B)	37,600	1,819,464

		4,353,644

Trading Companies & Distributors - 3.6%
Air Lease Corp., Class A	106,042	3,640,422

Total Common Stocks (Cost $93,373,995)		100,812,884

SECURITIES LENDING COLLATERAL - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	1,861,200	1,861,200

Total Securities Lending Collateral (Cost $1,861,200)		1,861,200

Total Investments (Cost $95,235,195) (D)		102,674,084
Net Other Assets (Liabilities) - (1.7)%		(1,699,681)

Net Assets - 100.0%		$ 100,974,403

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$100,812,884	$—	$—	$100,812,884
Securities Lending Collateral	1,861,200	—	—	1,861,200

Total Investments	$102,674,084	$—	$—	$102,674,084

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $1,819,464. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $95,767,558. Aggregate gross unrealized appreciation and depreciation for all securities is $9,566,961 and $2,660,435, respectively. Net unrealized appreciation for tax purposes is $6,906,526.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 96.4%
Airlines - 1.1%
Hawaiian Holdings, Inc. (A)	13,710	$ 781,470

Auto Components - 2.6%
Fox Factory Holding Corp. (A)	33,600	932,400
Tenneco, Inc. (A)	14,540	908,314

		1,840,714

Banks - 17.9%
1st Source Corp.	14,385	642,434
Associated Banc-Corp.	42,865	1,058,765
Banc of California, Inc.	53,890	934,992
Berkshire Hills Bancorp, Inc.	27,290	1,005,637
Cathay General Bancorp	24,260	922,608
Customers Bancorp, Inc. (A)	37,125	1,329,817
Enterprise Financial Services Corp.	15,270	656,610
FB Financial Corp. (A)	21,831	566,514
First Citizens BancShares, Inc., Class A	2,770	983,350
First Merchants Corp.	21,590	812,864
Hanmi Financial Corp., Class B	35,855	1,251,339
Popular, Inc.	26,645	1,167,584
Preferred Bank	11,960	626,943
TriCo Bancshares	19,933	681,310

		12,640,767

Biotechnology - 0.7%
Retrophin, Inc. (A) (B)	27,920	528,526

Building Products - 0.9%
Griffon Corp.	25,025	655,655

Capital Markets - 5.2%
Donnelley Financial Solutions, Inc. (A)	49,370	1,134,523
Evercore Partners, Inc., Class A	15,745	1,081,681
KCG Holdings, Inc., Class A (A)	47,770	632,953
Piper Jaffray Cos. (A)	11,180	810,550

		3,659,707

Chemicals - 1.2%
Rayonier Advanced Materials, Inc. (B)	54,100	836,386

Commercial Services & Supplies - 1.2%
Multi-Color Corp.	11,360	881,536

Construction & Engineering - 1.5%
EMCOR Group, Inc.	14,910	1,055,032

Construction Materials - 1.3%
US Concrete, Inc. (A) (B)	14,440	945,820

Containers & Packaging - 1.3%
Owens-Illinois, Inc. (A)	52,285	910,282

Electric Utilities - 1.0%
Spark Energy, Inc., Class A (B)	23,450	710,535

Electronic Equipment, Instruments & Components - 6.2%
ePlus, Inc.	9,794	1,128,269
Orbotech, Ltd. (A)	36,730	1,227,149
Sanmina Corp. (A)	23,390	857,243
Vishay Intertechnology, Inc.	73,250	1,186,650

		4,399,311

Energy Equipment & Services - 2.1%
Dril-Quip, Inc., Class A (A) (B)	10,345	621,217
Rowan Cos. PLC, Class A	44,245	835,788

		1,457,005

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 9.9%
CareTrust REIT, Inc.	65,005	$ 995,877
DCT Industrial Trust, Inc.	24,155	1,156,541
DuPont Fabros Technology, Inc. (B)	12,110	531,992
First Industrial Realty Trust, Inc.	34,695	973,195
Lexington Realty Trust	106,580	1,151,064
Summit Hotel Properties, Inc.	64,980	1,041,629
Xenia Hotels & Resorts, Inc.	58,305	1,132,283

		6,982,581

Gas Utilities - 2.4%
ONE Gas, Inc.	11,352	726,074
Southwest Gas Corp.	12,795	980,353

		1,706,427

Health Care Providers & Services - 1.4%
HealthSouth Corp.	23,485	968,521

Hotels, Restaurants & Leisure - 2.4%
Bloomin’ Brands, Inc.	44,380	800,171
Ruth’s Hospitality Group, Inc.	47,425	867,878

		1,668,049

Household Products - 1.4%
Central Garden & Pet Co., Class A (A)	32,244	996,340

Insurance - 4.5%
CNO Financial Group, Inc.	64,790	1,240,728
Employers Holdings, Inc.	18,606	736,798
Federated National Holding Co.	26,890	502,574
Selective Insurance Group, Inc.	16,618	715,405

		3,195,505

IT Services - 2.1%
Convergys Corp.	32,345	794,393
CoreLogic, Inc. (A)	19,002	699,844

		1,494,237

Leisure Products - 1.3%
Nautilus, Inc., Class A (A)	48,433	896,010

Life Sciences Tools & Services - 1.5%
INC Research Holdings, Inc., Class A (A)	19,635	1,032,801

Machinery - 5.5%
Greenbrier Cos., Inc. (B)	25,020	1,039,581
Harsco Corp.	61,480	836,128
Timken Co.	23,990	952,403
Wabash National Corp. (A) (B)	68,185	1,078,687

		3,906,799

Media - 1.0%
AMC Entertainment Holdings, Inc., Class A	20,940	704,631

Metals & Mining - 1.0%
AK Steel Holding Corp. (A)	72,450	739,714

Multi-Utilities - 1.4%
Black Hills Corp. (B)	16,045	984,200

Multiline Retail - 1.2%
Big Lots, Inc. (B)	17,105	858,842

Oil, Gas & Consumable Fuels - 0.6%
Western Refining, Inc.	10,829	409,878

Paper & Forest Products - 0.2%
Neenah Paper, Inc.	1,359	115,787

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 1.0%
Prestige Brands Holdings, Inc. (A)	13,500	$ 703,350

Road & Rail - 1.5%
Swift Transportation Co., Class A (A) (B)	43,950	1,070,622

Semiconductors & Semiconductor Equipment - 2.6%
Cirrus Logic, Inc. (A)	14,590	824,919
Rudolph Technologies, Inc. (A)	43,752	1,021,609

		1,846,528

Specialty Retail - 0.9%
Urban Outfitters, Inc. (A)	21,365	608,475

Thrifts & Mortgage Finance - 6.9%
Dime Community Bancshares, Inc.	32,985	662,999
First Defiance Financial Corp., Class A	14,523	736,897
HomeStreet, Inc.	33,850	1,069,660
MGIC Investment Corp. (A)	108,280	1,103,373
Washington Federal, Inc.	38,820	1,333,467

		4,906,396

Trading Companies & Distributors - 1.5%
MRC Global, Inc. (A)	50,495	1,023,029

Total Common Stocks (Cost $56,156,219)		68,121,468

MASTER LIMITED PARTNERSHIPS - 1.9%
Energy Equipment & Services - 0.9%
Archrock Partners, LP	39,940	640,638

	Shares	Value
MASTER LIMITED PARTNERSHIPS (continued)
Oil, Gas & Consumable Fuels - 1.0%
Tallgrass Energy Partners, LP	14,685	$ 696,803

Total Master Limited Partnerships (Cost $1,166,668)		1,337,441

SECURITIES LENDING COLLATERAL - 8.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	6,273,175	6,273,175

Total Securities Lending Collateral (Cost $6,273,175)		6,273,175

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $572,517 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $587,501.	$ 572,515	572,515

Total Repurchase Agreement (Cost $572,515)		572,515

Total Investments (Cost $64,168,577) (D)		76,304,599
Net Other Assets (Liabilities) - (8.0)%		(5,669,072)

Net Assets - 100.0%		$ 70,635,527

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$68,121,468	$—	$—	$68,121,468
Master Limited Partnerships	1,337,441	—	—	1,337,441
Securities Lending Collateral	6,273,175	—	—	6,273,175
Repurchase Agreement	—	572,515	—	572,515

Total Investments	$75,732,084	$572,515	$—	$76,304,599

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,125,428. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $64,239,806. Aggregate gross unrealized appreciation and depreciation for all securities is $12,357,565 and $292,772, respectively. Net unrealized appreciation for tax purposes is $12,064,793.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 98.1%
Aerospace & Defense - 0.6%
Ducommun, Inc. (A)	21,540	$ 550,562
Wesco Aircraft Holdings, Inc. (A)	61,070	912,997

		1,463,559

Auto Components - 1.8%
Cooper-Standard Holdings, Inc. (A)	8,590	888,034
Dana, Inc.	48,785	925,940
Stoneridge, Inc. (A)	46,180	816,924
Superior Industries International, Inc.	32,560	857,956
Tower International, Inc.	34,380	974,673

		4,463,527

Banks - 5.6%
Bank of the Ozarks, Inc.	20,055	1,054,692
Banner Corp.	15,865	885,426
Columbia Banking System, Inc.	20,640	922,195
Enterprise Financial Services Corp.	21,300	915,900
First Busey Corp.	25,500	784,890
First Interstate BancSystem, Inc., Class A	20,265	862,276
First Merchants Corp.	26,440	995,466
First Midwest Bancorp, Inc.	34,435	868,795
Heartland Financial USA, Inc.	18,360	881,280
Heritage Financial Corp.	26,905	692,804
LegacyTexas Financial Group, Inc.	21,310	917,609
MB Financial, Inc.	18,770	886,507
Old National Bancorp	48,130	873,560
Preferred Bank	17,070	894,809
S&T Bancorp, Inc.	23,585	920,758
Sandy Spring Bancorp, Inc.	20,320	812,597

		14,169,564

Biotechnology - 1.7%
AMAG Pharmaceuticals, Inc. (A) (B)	25,125	874,350
Emergent BioSolutions, Inc. (A)	26,135	858,273
Myriad Genetics, Inc. (A) (B)	48,755	812,746
PDL BioPharma, Inc.	345,370	732,184
United Therapeutics Corp. (A) (B)	6,785	973,173

		4,250,726

Capital Markets - 0.3%
Legg Mason, Inc.	26,230	784,539

Chemicals - 2.0%
A. Schulman, Inc.	25,360	848,292
Cabot Corp.	15,795	798,279
Huntsman Corp.	48,290	921,373
Innophos Holdings, Inc.	15,555	812,904
Minerals Technologies, Inc.	10,210	788,723
Stepan Co.	11,210	913,391

		5,082,962

Commercial Services & Supplies - 3.9%
ABM Industries, Inc.	18,630	760,849
ACCO Brands Corp. (A)	64,740	844,857
Brady Corp., Class A	23,510	882,801
CECO Environmental Corp.	55,555	774,992
Ennis, Inc.	36,515	633,535
Essendant, Inc.	42,275	883,547
Herman Miller, Inc.	24,275	830,205
Knoll, Inc.	30,660	856,334
Pitney Bowes, Inc.	55,695	846,007
Quad/Graphics, Inc.	31,520	847,258

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Steelcase, Inc., Class A	51,430	$ 920,597
Tetra Tech, Inc.	18,955	817,908

		9,898,890

Communications Equipment - 1.6%
Digi International, Inc. (A)	48,910	672,513
Extreme Networks, Inc. (A)	161,755	813,628
Ixia (A)	56,085	902,968
NETGEAR, Inc. (A)	15,185	825,305
Plantronics, Inc.	15,495	848,506

		4,062,920

Construction & Engineering - 2.4%
AECOM (A)	22,325	811,737
Aegion Corp., Class A (A)	33,555	795,254
Chicago Bridge & Iron Co. NV, Class Y	25,150	798,513
EMCOR Group, Inc.	11,690	827,184
MYR Group, Inc. (A)	22,755	857,408
Quanta Services, Inc. (A)	28,725	1,001,066
Tutor Perini Corp. (A)	30,515	854,420

		5,945,582

Consumer Finance - 1.2%
EZCORP, Inc., Class A (A)	76,365	813,287
Green Dot Corp., Class A (A)	34,110	803,291
Navient Corp.	47,195	775,414
Nelnet, Inc., Class A	14,195	720,396

		3,112,388

Containers & Packaging - 1.0%
Greif, Inc., Class A	15,195	779,655
Owens-Illinois, Inc. (A)	44,570	775,964
Sonoco Products Co.	15,985	842,410

		2,398,029

Diversified Consumer Services - 2.0%
American Public Education, Inc. (A)	28,075	689,241
Capella Education Co.	9,608	843,583
DeVry Education Group, Inc.	27,840	868,608
K12, Inc. (A)	51,732	887,721
Regis Corp. (A)	53,455	776,167
Strayer Education, Inc. (A)	11,199	902,975

		4,968,295

Diversified Telecommunication Services - 0.9%
Cogent Communications Holdings, Inc.	23,370	966,349
Consolidated Communications Holdings, Inc. (B)	27,830	747,236
IDT Corp., Class B	31,880	591,055

		2,304,640

Electric Utilities - 1.0%
ALLETE, Inc.	13,340	856,295
Hawaiian Electric Industries, Inc.	26,315	870,237
Portland General Electric Co.	19,040	825,003

		2,551,535

Electrical Equipment - 0.6%
General Cable Corp.	43,675	832,009
Regal Beloit Corp.	11,430	791,527

		1,623,536

Electronic Equipment, Instruments & Components - 5.5%
Anixter International, Inc. (A)	10,415	844,136

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
AVX Corp.	42,835	$ 669,511
Benchmark Electronics, Inc. (A)	31,965	974,932
Celestica, Inc. (A)	67,435	799,105
Insight Enterprises, Inc. (A)	24,740	1,000,486
Itron, Inc. (A)	12,755	801,652
Methode Electronics, Inc.	23,185	958,700
Orbotech, Ltd. (A)	25,500	851,955
PCM, Inc. (A)	38,140	858,150
Plexus Corp. (A)	16,205	875,718
Rogers Corp. (A)	11,040	847,982
Sanmina Corp. (A)	24,900	912,585
ScanSource, Inc. (A)	22,215	896,375
Tech Data Corp. (A)	10,245	867,547
TTM Technologies, Inc. (A)	59,899	816,423
Vishay Intertechnology, Inc.	57,790	936,198

		13,911,455

Energy Equipment & Services - 3.8%
Diamond Offshore Drilling, Inc. (A)	47,610	842,697
Ensco PLC, Class A	96,690	939,827
McDermott International, Inc. (A) (B)	126,990	938,456
Nabors Industries, Ltd.	62,910	1,031,724
Noble Corp. PLC	135,145	800,058
Oceaneering International, Inc.	31,770	896,232
Precision Drilling Corp. (A)	177,690	968,410
Rowan Cos. PLC, Class A (A)	54,810	1,035,361
Transocean, Ltd. (A) (B)	79,690	1,174,631
Unit Corp. (A)	39,345	1,057,200

		9,684,596

Equity Real Estate Investment Trusts - 6.9%
Care Capital Properties, Inc.	35,215	880,375
CBL & Associates Properties, Inc.	69,540	799,710
Chatham Lodging Trust	42,955	882,725
Chesapeake Lodging Trust	33,235	859,457
DiamondRock Hospitality Co.	82,190	947,651
Government Properties Income Trust (B)	44,065	840,099
Hersha Hospitality Trust, Class A	41,740	897,410
LaSalle Hotel Properties	30,890	941,218
Lexington Realty Trust	80,255	866,754
Medical Properties Trust, Inc.	67,880	834,924
National Health Investors, Inc.	10,580	784,719
Pebblebrook Hotel Trust (B)	28,630	851,743
Piedmont Office Realty Trust, Inc., Class A	42,395	886,480
RLJ Lodging Trust	35,300	864,497
Sabra Healthcare REIT, Inc.	38,320	935,774
Select Income REIT	32,640	822,528
Senior Housing Properties Trust	45,680	864,722
Summit Hotel Properties, Inc.	60,545	970,536
Whitestone REIT	44,100	634,158
Xenia Hotels & Resorts, Inc.	52,035	1,010,520

		17,376,000

Food & Staples Retailing - 1.0%
SpartanNash Co.	24,580	971,893
United Natural Foods, Inc. (A)	17,050	813,626
Village Super Market, Inc., Class A	23,645	730,631

		2,516,150

	Shares	Value
COMMON STOCKS (continued)
Food Products - 1.0%
Fresh Del Monte Produce, Inc.	13,475	$ 816,989
Lancaster Colony Corp.	6,060	856,824
Sanderson Farms, Inc. (B)	10,250	965,960

		2,639,773

Gas Utilities - 0.3%
Southwest Gas Corp.	11,165	855,462

Health Care Equipment & Supplies - 4.2%
Analogic Corp.	9,465	785,122
AngioDynamics, Inc. (A)	47,270	797,445
Haemonetics Corp. (A)	20,850	838,170
Halyard Health, Inc. (A)	22,485	831,495
Hill-Rom Holdings, Inc.	15,055	845,188
ICU Medical, Inc., Class B (A)	5,345	787,586
LeMaitre Vascular, Inc.	32,775	830,518
Masimo Corp. (A)	13,750	926,750
Meridian Bioscience, Inc.	48,700	861,990
Natus Medical, Inc. (A)	20,700	720,360
OraSure Technologies, Inc. (A)	100,880	885,726
Orthofix International NV, Series B (A)	21,790	788,362
Surmodics, Inc. (A)	24,635	625,729

		10,524,441

Health Care Providers & Services - 7.5%
Aceto Corp.	44,085	968,547
Addus HomeCare Corp. (A)	24,605	862,405
Amedisys, Inc. (A)	20,485	873,276
BioTelemetry, Inc. (A)	42,220	943,617
Chemed Corp.	5,932	951,552
Community Health Systems, Inc. (A) (B)	152,015	849,764
Cross Country Healthcare, Inc. (A)	55,250	862,453
HealthSouth Corp.	20,190	832,636
Kindred Healthcare, Inc.	126,020	989,257
Landauer, Inc.	11,730	564,213
LHC Group, Inc. (A)	18,920	864,644
LifePoint Health, Inc. (A)	13,550	769,640
Magellan Health, Inc. (A)	11,470	863,118
Molina Healthcare, Inc. (A)	14,220	771,577
Owens & Minor, Inc.	25,250	891,072
Patterson Cos., Inc. (B)	21,275	872,913
PharMerica Corp. (A)	34,610	870,441
Tenet Healthcare Corp. (A)	53,565	794,905
Triple-S Management Corp., Class B (A)	25,922	536,585
Universal American Corp. (A)	61,345	610,383
US Physical Therapy, Inc.	12,900	905,580
VCA, Inc. (A)	12,175	835,814
WellCare Health Plans, Inc. (A)	6,165	845,098

		19,129,490

Health Care Technology - 0.9%
Allscripts Healthcare Solutions, Inc. (A)	73,240	747,781
HMS Holdings Corp. (A)	44,595	809,845
Quality Systems, Inc. (A)	61,175	804,451

		2,362,077

Hotels, Restaurants & Leisure - 0.9%
Arcos Dorados Holdings, Inc., Class A (A)	105,765	571,131
Brinker International, Inc. (B)	16,500	817,245
Cheesecake Factory, Inc.	15,570	932,332

		2,320,708

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 1.1%
Ethan Allen Interiors, Inc.	24,975	$ 920,329
iRobot Corp. (A)	14,800	865,060
La-Z-Boy, Inc.	30,070	933,673

		2,719,062

Household Products - 0.7%
Central Garden & Pet Co. (A)	25,260	835,853
Central Garden & Pet Co., Class A (A)	31,590	976,131

		1,811,984

Independent Power & Renewable Electricity Producers - 0.4%
NRG Energy, Inc.	71,735	879,471

Insurance - 2.7%
Aspen Insurance Holdings, Ltd.	16,850	926,750
Employers Holdings, Inc.	22,835	904,266
First American Financial Corp.	20,130	737,362
Genworth Financial, Inc., Class A (A)	194,220	739,978
Hanover Insurance Group, Inc.	10,320	939,223
Old Republic International Corp.	42,970	816,430
RenaissanceRe Holdings, Ltd.	6,585	897,009
Safety Insurance Group, Inc.	11,635	857,499

		6,818,517

Internet Software & Services - 0.9%
Bankrate, Inc., Class A (A)	77,505	856,430
Blucora, Inc. (A)	56,925	839,644
DHI Group, Inc. (A)	96,605	603,781

		2,299,855

IT Services - 2.5%
Cardtronics PLC, Class A (A)	16,145	881,033
Convergys Corp.	31,685	778,183
CSG Systems International, Inc.	19,593	948,301
Hackett Group, Inc.	35,165	621,014
ManTech International Corp., Class A	18,525	782,681
Perficient, Inc. (A)	40,625	710,531
Sykes Enterprises, Inc. (A)	28,938	835,151
Teradata Corp. (A) (B)	27,010	733,862

		6,290,756

Leisure Products - 0.4%
Brunswick Corp., Class B	16,735	912,727

Life Sciences Tools & Services - 2.0%
Bruker Corp.	39,580	838,304
Cambrex Corp. (A)	16,810	906,900
Charles River Laboratories International, Inc. (A)	11,535	878,852
ICON PLC (A)	11,030	829,456
Luminex Corp. (A)	37,975	768,234
PAREXEL International Corp. (A)	14,150	929,938

		5,151,684

Machinery - 1.1%
Harsco Corp.	62,535	850,476
Timken Co.	23,220	921,834
Wabash National Corp. (A) (B)	58,545	926,182

		2,698,492

Media - 0.4%
Meredith Corp.	15,285	904,108

Metals & Mining - 1.6%
Commercial Metals Co.	37,100	808,038

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Kaiser Aluminum Corp.	10,240	$ 795,546
Kinross Gold Corp. (A)	260,390	809,813
Schnitzer Steel Industries, Inc., Class A	28,610	735,277
SunCoke Energy, Inc. (A)	71,160	806,954

		3,955,628

Mortgage Real Estate Investment Trusts - 3.1%
AG Mortgage Investment Trust, Inc.	47,330	809,816
Anworth Mortgage Asset Corp.	168,805	872,722
ARMOUR Residential REIT, Inc. (B)	36,765	797,433
Blackstone Mortgage Trust, Inc., Class A	29,260	879,848
Capstead Mortgage Corp.	78,500	799,915
Dynex Capital, Inc.	78,480	535,234
Invesco Mortgage Capital, Inc.	54,135	790,371
MFA Financial, Inc.	110,835	845,671
MTGE Investment Corp.	49,875	783,037
New York Mortgage Trust, Inc.	124,315	820,479

		7,934,526

Multi-Utilities - 0.6%
Avista Corp.	19,715	788,403
MDU Resources Group, Inc.	29,025	835,049

		1,623,452

Multiline Retail - 0.6%
Big Lots, Inc. (B)	16,730	840,013
Dillard’s, Inc., Class A	12,140	761,057

		1,601,070

Oil, Gas & Consumable Fuels - 2.9%
Aegean Marine Petroleum Network, Inc.	68,430	694,565
Bill Barrett Corp. (A)	111,850	781,831
CONSOL Energy, Inc.	41,090	749,071
Cosan, Ltd., Class A	102,175	767,334
Denbury Resources, Inc. (A) (B)	269,845	993,030
Pacific Ethanol, Inc. (A)	99,450	944,775
Renewable Energy Group, Inc. (A) (B)	84,230	817,031
Teekay Corp. (B)	108,325	869,850
World Fuel Services Corp.	17,450	801,129

		7,418,616

Paper & Forest Products - 1.3%
Domtar Corp.	20,355	794,456
KapStone Paper and Packaging Corp.	41,230	909,121
Mercer International, Inc.	64,395	685,807
Schweitzer-Mauduit International, Inc.	21,300	969,789

		3,359,173

Personal Products - 0.6%
Medifast, Inc.	20,010	833,016
Nu Skin Enterprises, Inc., Class A	15,525	741,785

		1,574,801

Pharmaceuticals - 0.4%
SciClone Pharmaceuticals, Inc. (A)	80,530	869,724

Professional Services - 2.6%
Acacia Research Corp. (A)	114,435	743,828
FTI Consulting, Inc. (A)	18,535	835,558
ICF International, Inc. (A)	15,090	832,968
Insperity, Inc.	10,910	774,064
Kelly Services, Inc., Class A	36,015	825,464
ManpowerGroup, Inc.	9,520	846,042

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Mistras Group, Inc. (A)	33,890	$ 870,295
Resources Connection, Inc.	50,640	974,820

		6,703,039

Road & Rail - 0.6%
ArcBest Corp.	27,466	759,435
YRC Worldwide, Inc. (A) (B)	64,740	859,747

		1,619,182

Semiconductors & Semiconductor Equipment - 2.4%
Alpha & Omega Semiconductor, Ltd. (A)	36,730	781,247
Entegris, Inc. (A)	45,230	809,617
Kulicke & Soffa Industries, Inc. (A)	55,545	885,943
Nanometrics, Inc. (A)	34,265	858,681
Rudolph Technologies, Inc. (A)	45,385	1,059,739
Silicon Laboratories, Inc. (A)	12,310	800,150
Teradyne, Inc.	33,085	840,359

		6,035,736

Software - 0.3%
Nuance Communications, Inc. (A)	49,310	734,719

Specialty Retail - 6.4%
Aaron’s, Inc.	28,580	914,274
Abercrombie & Fitch Co., Class A	51,450	617,400
American Eagle Outfitters, Inc. (B)	47,345	718,224
Barnes & Noble, Inc.	65,250	727,538
Big 5 Sporting Goods Corp.	40,700	706,145
Caleres, Inc.	24,965	819,351
Chico’s FAS, Inc.	53,845	774,830
Children’s Place, Inc.	7,955	803,057
Citi Trends, Inc.	30,440	573,490
DSW, Inc., Class A	35,510	804,301
Express, Inc. (A)	64,255	691,384
Finish Line, Inc., Class A (B)	36,700	690,327
Francesca’s Holdings Corp. (A)	48,285	870,579
Genesco, Inc. (A)	12,485	775,319
Hibbett Sports, Inc. (A)	19,830	739,659
Rent-A-Center, Inc.	71,345	802,631
Select Comfort Corp. (A)	34,220	774,056
Shoe Carnival, Inc.	22,490	606,780
Urban Outfitters, Inc. (A)	22,530	641,654
Vitamin Shoppe, Inc. (A)	29,060	690,175
Williams-Sonoma, Inc., Class A (B)	16,475	797,225
Zumiez, Inc. (A) (B)	36,060	787,911

		16,326,310

Technology Hardware, Storage & Peripherals - 0.3%
NCR Corp. (A)	21,250	861,900

Textiles, Apparel & Luxury Goods - 1.1%
Iconix Brand Group, Inc. (A)	98,085	916,114
Movado Group, Inc.	25,080	721,050
Perry Ellis International, Inc. (A)	23,935	596,221
Vera Bradley, Inc. (A)	46,830	548,847

		2,782,232

Thrifts & Mortgage Finance - 1.5%
First Defiance Financial Corp., Class A	12,645	641,607
Flagstar Bancorp, Inc. (A)	30,115	811,298
HomeStreet, Inc. (A)	26,715	844,194

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
United Financial Bancorp, Inc.	37,065	$ 673,101
Washington Federal, Inc.	25,320	869,742

		3,839,942

Trading Companies & Distributors - 1.0%
Applied Industrial Technologies, Inc.	13,885	824,769
Rush Enterprises, Inc., Class A (A)	28,000	893,200
WESCO International, Inc. (A)	13,370	889,774

		2,607,743

Total Common Stocks (Cost $217,972,624)		248,735,293

SECURITIES LENDING COLLATERAL - 6.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	16,227,648	16,227,648

Total Securities Lending Collateral (Cost $16,227,648)		16,227,648

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $4,652,966 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $4,749,380.	$ 4,652,951	4,652,951

Total Repurchase Agreement (Cost $4,652,951)		4,652,951

Total Investments (Cost $238,853,223) (D)		269,615,892
Net Other Assets (Liabilities) - (6.3)%		(15,985,258)

Net Assets - 100.0%		$ 253,630,634

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$248,735,293	$—	$—	$248,735,293
Securities Lending Collateral	16,227,648	—	—	16,227,648
Repurchase Agreement	—	4,652,951	—	4,652,951

Total Investments	$264,962,941	$4,652,951	$—	$269,615,892

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $15,816,814. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $240,290,969. Aggregate gross unrealized appreciation and depreciation for all securities is $37,570,937 and $8,246,014, respectively. Net unrealized appreciation for tax purposes is $29,324,923.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 96.0%
Auto Components - 2.1%
Dorman Products, Inc. (A)	20,280	$ 1,481,657

Banks - 10.5%
CenterState Banks, Inc.	38,020	956,964
LegacyTexas Financial Group, Inc.	17,650	760,009
Pinnacle Financial Partners, Inc.	21,530	1,492,029
PrivateBancorp, Inc., Class A	20,580	1,115,230
South State Corp.	24,130	2,108,962
Texas Capital Bancshares, Inc. (A)	12,585	986,664

		7,419,858

Biotechnology - 3.8%
Eagle Pharmaceuticals, Inc. (A) (B)	14,990	1,189,306
Repligen Corp. (A)	49,790	1,534,528

		2,723,834

Commercial Services & Supplies - 2.1%
Knoll, Inc.	52,140	1,456,270

Diversified Consumer Services - 2.0%
LCI Industries	13,000	1,400,750

Diversified Telecommunication Services - 1.9%
Cogent Communications Holdings, Inc.	32,175	1,330,436

Food Products - 4.6%
B&G Foods, Inc.	32,645	1,429,851
Calavo Growers, Inc. (B)	17,092	1,049,449
J&J Snack Foods Corp.	5,740	765,888

		3,245,188

Health Care Equipment & Supplies - 5.6%
Cantel Medical Corp.	14,760	1,162,350
Neogen Corp. (A)	20,940	1,382,040
Vascular Solutions, Inc. (A)	25,390	1,424,379

		3,968,769

Health Care Providers & Services - 1.0%
Aceto Corp.	32,840	721,495

Health Care Technology - 3.8%
Cotiviti Holdings, Inc. (A) (B)	42,190	1,451,336
Medidata Solutions, Inc. (A)	25,100	1,246,717

		2,698,053

Hotels, Restaurants & Leisure - 5.3%
Chuy’s Holdings, Inc. (A)	30,972	1,005,042
Popeyes Louisiana Kitchen, Inc. (A)	20,438	1,236,090
Sonic Corp.	57,634	1,527,877

		3,769,009

Internet Software & Services - 4.4%
LogMeIn, Inc. (B)	19,560	1,888,518
SPS Commerce, Inc. (A)	17,160	1,199,312

		3,087,830

IT Services - 2.2%
MAXIMUS, Inc., Class A	28,340	1,581,089

Life Sciences Tools & Services - 7.4%
Cambrex Corp. (A)	33,510	1,807,864
ICON PLC (A)	17,855	1,342,696
PRA Health Sciences, Inc. (A)	38,505	2,122,396

		5,272,956

Oil, Gas & Consumable Fuels - 5.3%
Callon Petroleum Co. (A)	45,750	703,177

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Matador Resources Co. (A) (B)	29,310	$ 755,026
Oasis Petroleum, Inc. (A)	101,870	1,542,312
PDC Energy, Inc. (A)	10,080	731,606

		3,732,121

Personal Products - 1.4%
Inter Parfums, Inc.	31,395	1,028,186

Pharmaceuticals - 4.6%
Prestige Brands Holdings, Inc. (A)	27,080	1,410,868
Supernus Pharmaceuticals, Inc. (A)	72,940	1,841,735

		3,252,603

Professional Services - 4.7%
CEB, Inc.	21,250	1,287,750
WageWorks, Inc. (A)	28,050	2,033,625

		3,321,375

Road & Rail - 2.7%
Knight Transportation, Inc.	20,050	662,653
Saia, Inc. (A)	27,629	1,219,820

		1,882,473

Semiconductors & Semiconductor Equipment - 4.2%
CEVA, Inc. (A)	34,362	1,152,845
Inphi Corp. (A)	23,290	1,039,200
Silicon Laboratories, Inc. (A)	11,840	769,600

		2,961,645

Software - 9.6%
BroadSoft, Inc. (A) (B)	37,425	1,543,781
Callidus Software, Inc. (A)	40,390	678,552
Ellie Mae, Inc. (A)	17,880	1,496,198
Pegasystems, Inc.	54,700	1,969,200
Qualys, Inc. (A)	36,130	1,143,515

		6,831,246

Specialty Retail - 1.6%
Monro Muffler Brake, Inc.	20,374	1,165,393

Textiles, Apparel & Luxury Goods - 4.0%
G-III Apparel Group, Ltd. (A)	31,912	943,319
Steven Madden, Ltd., Class B (A)	52,725	1,884,919

		2,828,238

Trading Companies & Distributors - 1.2%
SiteOne Landscape Supply, Inc. (A) (B)	25,305	878,843

Total Common Stocks (Cost $56,270,698)		68,039,317

SECURITIES LENDING COLLATERAL - 9.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	6,711,735	6,711,735

Total Securities Lending Collateral (Cost $6,711,735)		6,711,735

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

Principal	Value
REPURCHASE AGREEMENT - 4.1%

State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $2,905,212 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $2,967,128.

$ 2,905,202	$ 2,905,202

Total Repurchase Agreement (Cost $2,905,202)	2,905,202

Total Investments (Cost $65,887,635) (D)	77,656,254
Net Other Assets (Liabilities) - (9.6)%	(6,776,114)

Net Assets - 100.0%	$ 70,880,140

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$68,039,317	$—	$—	$68,039,317
Securities Lending Collateral	6,711,735	—	—	6,711,735
Repurchase Agreement	—	2,905,202	—	2,905,202

Total Investments	$74,751,052	$2,905,202	$—	$77,656,254

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,562,872. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $66,652,215. Aggregate gross unrealized appreciation and depreciation for all securities is $11,615,349 and $611,310, respectively. Net unrealized appreciation for tax purposes is $11,004,039.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 96.0%
Australia - 2.7%
BHP Billiton PLC, ADR	84,700	$ 2,664,662
Challenger, Ltd.	477,839	3,875,918
Coca-Cola Amatil, Ltd.	123,300	900,472
Sonic Healthcare, Ltd. (A)	164,400	2,538,881

		9,979,933

Brazil - 1.3%
Localiza Rent a Car SA (B)	144,300	1,514,349
Marfrig Global Foods SA (B) (C)	1,550,000	3,143,190

		4,657,539

Canada - 5.4%
Canadian Imperial Bank of Commerce, Class B (A)	26,700	2,178,715
Canadian National Railway Co. (A)	73,300	4,933,071
Fairfax Financial Holdings, Ltd.	5,500	2,656,500
Fairfax India Holdings Corp. (C) (D)	40,000	462,000
Hudson’s Bay Co. (A)	290,300	2,851,866
Suncor Energy, Inc.	201,300	6,581,812

		19,663,964

Chile - 0.5%
Banco Santander Chile, ADR	88,000	1,924,560

China - 2.9%
Baidu, Inc., ADR (C)	11,000	1,808,510
Fosun International, Ltd.	1,128,536	1,597,953
JD.com, Inc., ADR (C)	50,000	1,272,000
Minth Group, Ltd.	550,000	1,712,876
PICC Property & Casualty Co., Ltd., Class H	900,000	1,402,025
Shenzhen Expressway Co., Ltd., Class H	1,776,000	1,518,458
Sinotrans, Ltd., Class H	1,850,000	825,456
Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co., H Shares (D)	300,000	565,607

		10,702,885

Czech Republic - 0.4%
Komercni Banka AS	45,000	1,551,395

Denmark - 0.5%
TDC A/S, Class B (C)	386,800	1,985,893

Egypt - 0.3%
Telecom Egypt Co.	1,400,000	898,069

France - 6.3%
Airbus Group SE	23,600	1,561,106
Arkema SA	15,895	1,555,061
Engie SA	305,800	3,901,434
Publicis Groupe SA	12,000	828,015
Rexel SA	190,024	3,127,451
Sanofi	63,201	5,116,046
Veolia Environnement SA	200,070	3,406,516
Vivendi SA	177,300	3,369,693

		22,865,322

Germany - 7.2%
Allianz SE, Class A	19,302	3,189,966
Deutsche Boerse AG (A) (C)	39,500	3,224,089
Infineon Technologies AG (A)	98,700	1,715,333
Merck KGaA	30,800	3,214,605
METRO AG (A)	100,524	3,342,218
SAP SE	50,900	4,436,952

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Siemens AG, Class A	41,787	$ 5,137,694
TUI AG (A)	137,400	1,925,804

		26,186,661

Greece - 0.6%
OPAP SA	263,500	2,329,936

Hong Kong - 4.7%
Cheung Kong Property Holdings, Ltd.	437,000	2,679,650
China Mobile, Ltd.	280,000	2,968,083
China Resources Beer Holdings Co., Ltd. (C)	1,080,000	2,144,819
CK Hutchison Holdings, Ltd.	308,000	3,491,289
First Pacific Co., Ltd.	750,000	524,212
Guangdong Investment, Ltd.	2,322,000	3,066,256
Noble Group, Ltd. (A) (C)	13,981,000	1,641,246
Shun Tak Holdings, Ltd.	1,226,000	423,713

		16,939,268

India - 1.3%
Cairn India, Ltd.	917,457	3,274,701
Hindustan Zinc, Ltd.	375,000	1,408,944

		4,683,645

Indonesia - 0.4%
AKR Corporindo Tbk PT	3,550,000	1,580,998

Ireland - 2.6%
DCC PLC	27,500	2,047,016
Ryanair Holdings PLC, ADR (C)	34,860	2,902,444
Smurfit Kappa Group PLC, Class B	195,215	4,478,723

		9,428,183

Israel - 0.9%
Teva Pharmaceutical Industries, Ltd., ADR	91,700	3,324,125

Italy - 3.9%
Azimut Holding SpA	114,500	1,911,581
Eni SpA, Class B	324,215	5,279,680
Mediobanca SpA	428,500	3,497,976
Prysmian SpA	128,438	3,298,888

		13,988,125

Japan - 21.0%
Aisin Seiki Co., Ltd.	60,900	2,641,823
Astellas Pharma, Inc.	213,400	2,964,320
Bridgestone Corp.	61,500	2,217,420
Daiwa Securities Group, Inc.	620,000	3,821,057
Electric Power Development Co., Ltd.	62,200	1,431,598
FamilyMart UNY Holdings Co., Ltd. (A)	17,000	1,131,636
FANUC Corp.	22,500	3,814,652
FUJIFILM Holdings Corp.	124,200	4,712,958
Hitachi, Ltd.	833,800	4,508,762
Japan Airlines Co., Ltd.	99,500	2,907,316
Komatsu, Ltd.	128,900	2,919,895
Kuraray Co., Ltd.	334,700	5,028,733
Mitsubishi Heavy Industries, Ltd.	615,000	2,802,558
MS&AD Insurance Group Holdings, Inc.	168,700	5,230,963
NEC Corp.	1,533,000	4,066,139
Nippon Telegraph & Telephone Corp.	95,400	4,009,453
ORIX Corp.	337,700	5,270,287
Resona Holdings, Inc.	928,400	4,762,146
SoftBank Group Corp.	50,200	3,335,213

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Sony Corp.	141,800	$ 3,973,433
Square Enix Holdings Co., Ltd.	20,000	514,225
Sumitomo Mitsui Financial Group, Inc.	109,500	4,178,567

		76,243,154

Macau - 0.8%
MGM China Holdings, Ltd.	1,359,572	2,819,256

Malta - 0.6%
Brait SE (A)	350,000	2,231,437

Mexico - 1.4%
Alpek SAB de CV, Class A (A)	1,303,400	1,556,813
Credito Real SAB de CV SOFOM ER (A)	707,773	936,202
Fomento Economico Mexicano SAB de CV, ADR	10,000	762,100
Grupo Aeroportuario del Centro Norte SAB de CV, Class B (A)	231,320	995,708
Grupo Televisa SAB, ADR	37,000	772,930

		5,023,753

Netherlands - 3.3%
Boskalis Westminster	63,294	2,198,007
Delta Lloyd NV	296,668	1,660,433
Heineken Holding NV, Class A	40,044	2,787,955
Koninklijke Philips NV	175,571	5,359,632

		12,006,027

Philippines - 0.6%
International Container Terminal Services, Inc.	1,550,000	2,237,142

Republic of Korea - 1.2%
Hana Financial Group, Inc.	115,000	2,968,155
Korean Reinsurance Co.	134,102	1,264,881

		4,233,036

Russian Federation - 1.2%
Lukoil PJSC, ADR	74,980	4,207,878

Singapore - 0.9%
DBS Group Holdings, Ltd.	278,600	3,335,928

South Africa - 0.6%
Steinhoff International Holdings NV (A)	452,600	2,349,055

Spain - 1.1%
Aena SA (D)	28,700	3,916,865

Sweden - 1.6%
Investor AB, Class B	98,281	3,673,159
Svenska Cellulosa AB SCA, Class B	75,297	2,126,525

		5,799,684

Switzerland - 4.3%
GAM Holding AG (C)	185,777	2,152,773
Nestle SA	63,964	4,588,599
Novartis AG	60,015	4,367,192
UBS Group AG	291,474	4,565,462

		15,674,026

Taiwan - 2.7%
ChipMOS Technologies, Inc.	3,294,820	2,376,883
Hon Hai Precision Industry Co., Ltd.	860,000	2,246,796
Mega Financial Holding Co., Ltd.	3,200,000	2,283,658
Realtek Semiconductor Corp.	700,000	2,215,396

	Shares	Value
COMMON STOCKS (continued)
Taiwan (continued)
Yuanta Financial Holding Co., Ltd.	1,865,510	$ 694,596

		9,817,329

Thailand - 0.7%
Thai Union Group PCL, F Shares	4,285,000	2,512,810

Turkey - 0.6%
Tofas Turk Otomobil Fabrikasi AS	302,028	2,110,060

United Kingdom - 9.6%
Aviva PLC	626,375	3,754,738
Barclays PLC	879,600	2,422,240
British Land Co. PLC, REIT	185,700	1,440,652
GKN PLC	971,300	3,970,548
HSBC Holdings PLC	597,200	4,794,081
Imperial Brands PLC	62,694	2,737,080
Inchcape PLC	272,188	2,354,820
Johnson Matthey PLC	40,824	1,600,912
Kingfisher PLC	781,120	3,372,170
National Grid PLC, Class B	141,584	1,660,429
Sky PLC	324,060	3,957,771
Unilever PLC	68,758	2,789,977

		34,855,418

United States - 1.5%
Flex, Ltd. (C)	226,700	3,257,679
FMC Technologies, Inc. (C)	56,600	2,010,998

		5,268,677

Uruguay - 0.4%
Arcos Dorados Holdings, Inc., Class A (C)	275,500	1,487,700

Total Common Stocks (Cost $367,056,123)		348,819,736

PREFERRED STOCKS - 2.5%
Brazil - 0.4%
Itausa - Investimentos Itau SA 5.87% (B) (E)	535,722	1,359,468

Republic of Korea - 2.1%
Hyundai Motor Co. 4.13% (E)	34,900	2,761,689
Samsung Electronics Co., Ltd. 1.43% (E)	4,186	4,956,373

		7,718,062

Total Preferred Stocks (Cost $9,190,732)		9,077,530

SECURITIES LENDING COLLATERAL - 5.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (E)	18,081,194	18,081,194

Total Securities Lending Collateral (Cost $18,081,194)		18,081,194

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
REPURCHASE AGREEMENT - 1.0%

State Street Bank & Trust Co.
0.03% (E), dated 12/30/2016, to be repurchased at $3,544,606 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $3,618,810.

	$ 3,544,594	$ 3,544,594

Total Repurchase Agreement (Cost $3,544,594)		3,544,594

Total Investments (Cost $397,872,643) (F)		379,523,054
Net Other Assets (Liabilities) - (4.5)%		(16,218,445)

Net Assets - 100.0%		$ 363,304,609

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	9.3%	$35,256,889
Oil, Gas & Consumable Fuels	5.1	19,344,071
Insurance	5.0	19,159,506
Capital Markets	5.0	19,062,995
Pharmaceuticals	5.0	18,986,288
Industrial Conglomerates	4.8	18,057,297
Technology Hardware, Storage & Peripherals	3.6	13,735,470
Diversified Financial Services	3.5	13,343,576
Auto Components	2.8	10,542,667
Food Products	2.7	10,244,599
Electronic Equipment, Instruments & Components	2.6	10,013,237
Chemicals	2.6	9,741,519
Machinery	2.5	9,537,105
Multi-Utilities	2.4	8,968,379
Media	2.3	8,928,409
Transportation Infrastructure	2.3	8,668,173
Hotels, Restaurants & Leisure	2.3	8,562,696
Diversified Telecommunication Services	1.8	6,893,415
Beverages	1.7	6,595,346
Road & Rail	1.7	6,447,420
Trading Companies & Distributors	1.7	6,349,695
Household Durables	1.7	6,322,488
Semiconductors & Semiconductor Equipment	1.7	6,307,612
Wireless Telecommunication Services	1.7	6,303,296
Airlines	1.5	5,809,760
Software	1.3	4,951,177
Automobiles	1.3	4,871,749
Containers & Packaging	1.2	4,478,723
Food & Staples Retailing	1.2	4,473,854
Metals & Mining	1.1	4,073,606
Specialty Retail	0.9	3,372,170
Electrical Equipment	0.9	3,298,888
Water Utilities	0.8	3,066,256
Multiline Retail	0.7	2,851,866
Personal Products	0.7	2,789,977
Tobacco	0.7	2,737,080
Real Estate Management & Development	0.7	2,679,650
Health Care Providers & Services	0.7	2,538,881
Distributors	0.6	2,354,820
Construction & Engineering	0.6	2,198,007
Household Products	0.6	2,126,525
Energy Equipment & Services	0.5	2,010,998
Internet Software & Services	0.5	1,808,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Aerospace & Defense	0.4%	$1,561,106
Equity Real Estate Investment Trusts	0.4	1,440,652
Independent Power & Renewable Electricity Producers	0.4	1,431,598
Internet & Direct Marketing Retail	0.3	1,272,000
Consumer Finance	0.2	936,202
Air Freight & Logistics	0.2	825,456
Communications Equipment	0.1	565,607

Investments, at Value	94.3	357,897,266
Short-Term Investments	5.7	21,625,788

Total Investments	100.0%	$379,523,054

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$54,205,812	$294,613,924	$—	$348,819,736
Preferred Stocks	1,359,468	7,718,062	—	9,077,530
Securities Lending Collateral	18,081,194	—	—	18,081,194
Repurchase Agreement	—	3,544,594	—	3,544,594

Total Investments	$73,646,474	$305,876,580	$—	$379,523,054

Transfers (G)

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (B)	$—	$4,657,539	$—	$—
Preferred Stocks (B)	—	1,359,468	—	—

Total	$—	$6,017,007	$—	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,866,432. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Transferred from Level 2 to 1 due to utilizing quoted market prices in active markets at December 31, 2016. At December 31, 2015, fair value factors were applied to reflect events that occurred after the close of the primary market.
(C)	Non-income producing securities.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $4,944,472, representing 1.4% of the Portfolio’s net assets.
(E)	Rates disclosed reflect the yields at December 31, 2016.
(F)	Aggregate cost for federal income tax purposes is $398,670,747. Aggregate gross unrealized appreciation and depreciation for all securities is $27,972,784 and $47,120,477, respectively. Net unrealized depreciation for tax purposes is $19,147,693.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2016

	Government Money Market (F)	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Assets:
Investments, at value (A) (B)	$524,768,655	$324,266,759	$241,170,517	$1,297,899,716	$784,223,343
Repurchase agreements, at value (C)	414,520,588	3,876,289	—	10,300,540	34,258,125
Cash	—	—	—	1,863	46,196
Cash collateral on deposit with broker	—	—	589,220	557,000	—
Foreign currency, at value (D)	—	—	152,453	—	—
Receivables and other assets:
Investments sold	—	24,089	2,034,240	37,113	—
Interest	173,664	1,219,986	874,441	8,421,690	13,325,065
Net income from securities lending	—	374	47	8,339	—
OTC swap agreements, at value	—	—	9,588	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	246,881	—	—
Total assets	939,462,907	329,387,497	245,077,387	1,317,226,261	831,852,729

Liabilities:
Due to custodian	5	1	1	—	—
Cash deposit due to broker	—	—	580,000	—	—
Payables and other liabilities:
Investments purchased	—	—	1,668,733	—	—
When-issued, delayed-delivery, and forward commitment securities purchased	—	—	—	149,193,491	—
Investment advisory fees	189,369	97,150	73,380	340,644	385,195
Trustees, CCO and deferred compensation fees	644	254	183	853	682
Audit and tax fees	19,280	25,036	22,101	30,298	26,512
Custody and accounting fees	45,620	9,861	38,569	31,234	21,586
Legal fees	7,208	2,766	2,148	10,212	6,264
Printing and shareholder reports fees	9,498	3,929	2,977	14,176	8,693
Variation margin payable	—	—	17,440	—	—
Other	23,822	348,460	18,606	22,141	20,441
Collateral for securities on loan	—	—	3,710,264	22,718,865	—
Written options and swaptions, at value (E)	—	—	288,626	—	—
OTC swap agreements, at value	—	—	15,477	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	123,676	—	—
Total liabilities	295,446	487,457	6,562,181	172,361,914	469,373
Net assets	$939,167,461	$328,900,040	$238,515,206	$1,144,864,347	$831,383,356

(A) Investments, at cost	$524,768,655	$327,477,686	$241,114,608	$1,307,735,616	$786,783,654
(B) Securities on loan, at value	$—	$—	$3,636,230	$22,253,813	$—
(C) Repurchase agreements, at cost	$414,520,588	$3,876,289	$—	$10,300,540	$34,258,125
(D) Foreign currency, at cost	$—	$—	$156,681	$—	$—
(E) Premium received on written options and swaptions	$—	$—	$(525,798)	$—	$—
(F) Formerly, Money Market.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2016

	Balanced	Large Value	Large Core	Large Growth	Mid Value
Assets:
Investments, at value (A) (B)	$156,184,140	$807,757,042	$290,832,115	$810,116,047	$849,960,935
Repurchase agreements, at value (C)	1,693,806	12,187,879	3,560,871	7,964,588	40,302,611
Cash	975	4,539	—	—	—
Foreign currency, at value (D)	—	—	—	1	—
Receivables and other assets:
Investments sold	453	1,030,863	63,083	21,517,318	—
Interest	432,332	20	6	13	67
Dividends	106,653	830,832	438,485	311,160	1,763,846
Tax reclaims	—	—	711	198,542	—
Net income from securities lending	185	9,168	2,917	902	10,365
Total assets	158,418,544	821,820,343	294,898,188	840,108,571	892,037,824

Liabilities:
Due to custodian	—	—	2	6	170
Payables and other liabilities:
Investments purchased	—	1,267,001	—	2,639,214	—
When-issued, delayed-delivery, and forward commitment securities purchased	7,875,816	—	—	—	—
Investment advisory fees	45,852	282,280	140,979	436,637	496,279
Trustees, CCO and deferred compensation fees	112	651	231	640	712
Audit and tax fees	28,139	20,311	21,395	21,395	19,460
Custody and accounting fees	16,452	18,951	8,300	30,730	24,130
Legal fees	1,206	6,219	2,397	7,040	8,759
Printing and shareholder reports fees	1,599	9,318	3,542	10,037	9,369
Variation margin payable	2,670	—	—	—	—
Other	18,997	20,712	20,808	20,784	21,350
Collateral for securities on loan	469,545	26,484,752	7,149,063	13,873,997	20,756,987
Total liabilities	8,460,388	28,110,195	7,346,717	17,040,480	21,337,216
Net assets	$149,958,156	$793,710,148	$287,551,471	$823,068,091	$870,700,608

(A) Investments, at cost	$142,061,650	$702,895,226	$251,597,031	$661,680,489	$714,297,247
(B) Securities on loan, at value	$456,457	$25,905,789	$6,997,240	$13,584,516	$20,304,333
(C) Repurchase agreements, at cost	$1,693,806	$12,187,879	$3,560,871	$7,964,588	$40,302,611
(D) Foreign currency, at cost	$—	$—	$—	$1	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2016

	Mid Growth	Small Value	Small Core	Small Growth	International Equity
Assets:
Investments, at value (A) (B)	$102,674,084	$75,732,084	$264,962,941	$74,751,052	$375,978,460
Repurchase agreements, at value (C)	—	572,515	4,652,951	2,905,202	3,544,594
Foreign currency, at value (D)	—	—	—	—	1,304,655
Receivables and other assets:
Investments sold	2,874,818	724,552	—	—	—
Interest	—	1	8	5	6
Dividends	81,976	85,958	464,719	24,569	268,381
Tax reclaims	—	—	—	—	725,578
Net income from securities lending	462	1,653	2,819	2,943	7,115
Total assets	105,631,340	77,116,763	270,083,438	77,683,771	381,828,789

Liabilities:
Due to custodian	51,337	1	2	—	1
Payables and other liabilities:
Investments purchased	2,643,260	121,481	—	—	64
Investment advisory fees	54,866	42,228	172,718	48,041	227,419
Trustees, CCO and deferred compensation fees	90	58	227	56	319
Audit and tax fees	19,460	19,460	19,550	19,460	30,365
Custody and accounting fees	6,240	5,048	8,459	5,022	63,511
Legal fees	810	530	1,850	527	3,081
Printing and shareholder reports fees	1,266	769	2,855	735	5,039
Other	18,408	18,486	19,495	18,055	68,865
Foreign capital gains tax	—	—	—	—	44,322
Collateral for securities on loan	1,861,200	6,273,175	16,227,648	6,711,735	18,081,194
Total liabilities	4,656,937	6,481,236	16,452,804	6,803,631	18,524,180
Net assets	$100,974,403	$70,635,527	$253,630,634	$70,880,140	$363,304,609

(A) Investments, at cost	$95,235,195	$63,596,062	$234,200,272	$62,982,433	$394,328,049
(B) Securities on loan, at value	$1,819,464	$6,125,428	$15,816,814	$6,562,872	$16,866,432
(C) Repurchase agreements, at cost	$—	$572,515	$4,652,951	$2,905,202	$3,544,594
(D) Foreign currency, at cost	$—	$—	$—	$—	$1,297,426

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF OPERATIONS

For the year ended December 31, 2016

	Government Money Market (A)	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Investment Income:
Dividend income	$—	$—	$—	$152,701	$568,086
Interest income	4,010,771	6,689,132	4,537,049	33,335,859	51,725,420
Net income (loss) from securities lending	—	16,211	9,944	120,473	—
Withholding taxes on foreign income	—	(5)	—	—	—
Total investment income	4,010,771	6,705,338	4,546,993	33,609,033	52,293,506

Expenses:
Investment advisory fees	2,202,730	1,181,338	916,907	4,341,746	4,336,939
Trustees, CCO and deferred compensation fees	14,097	5,575	4,392	20,717	13,675
Audit and tax fees	21,967	32,911	25,162	41,222	35,295
Custody and accounting fees	172,880	33,706	158,038	99,175	64,928
Legal fees	31,401	11,040	8,545	40,687	24,668
Printing and shareholder reports fees	6,597	2,618	1,940	9,220	5,463
Other	44,424	28,200	28,470	42,790	34,679
Total expenses before waiver and/or reimbursement	2,494,096	1,295,388	1,143,454	4,595,557	4,515,647
Expenses waived and/or reimbursed	—	—	(71,229)	—	—
Reimbursement of custody fees (B)	(98,456)	(42,051)	(54,508)	(232,471)	(141,117)
Net expenses	2,395,640	1,253,337	1,017,717	4,363,086	4,374,530
Net investment income (loss)	1,615,131	5,452,001	3,529,276	29,245,947	47,918,976

Net realized gain (loss) on:
Investments	24,824	(1,671,282)	(545,943)	10,838,388	(21,464,156)
Written options and swaptions	—	—	1,086,526	—	—
Swap agreements	—	—	(659,014)	—	—
Futures contracts	—	—	(518,710)	—	—
Foreign currency transactions	—	—	(225,921)	—	—
Net realized gain (loss)	24,824	(1,671,282)	(863,062)	10,838,388	(21,464,156)

Net change in unrealized appreciation (depreciation) on:
Investments	—	1,327,891	7,635,645	4,039,422	86,742,266
Written options and swaptions	—	—	(267,207)	—	—
Swap agreements	—	—	587,131	—	—
Futures contracts	—	—	(301,696)	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	459,552	—	—
Net change in unrealized appreciation (depreciation)	—	1,327,891	8,113,425	4,039,422	86,742,266
Net realized and change in unrealized gain (loss)	24,824	(343,391)	7,250,363	14,877,810	65,278,110
Net increase (decrease) in net assets resulting from operations	$1,639,955	$5,108,610	$10,779,639	$44,123,757	$113,197,086

(A)	Formerly, Money Market.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2016

	Balanced	Large Value	Large Core	Large Growth	Mid Value
Investment Income:
Dividend income	$1,764,482	$18,845,992	$7,280,075	$8,494,562	$14,517,617
Interest income	1,544,328	1,830	671	1,653	11,406
Net income (loss) from securities lending	16,036	400,167	60,739	378,366	392,253
Withholding taxes on foreign income	(11,228)	(29,119)	(14,463)	(70,416)	(79,126)
Total investment income	3,313,618	19,218,870	7,327,022	8,804,165	14,842,150

Expenses:
Investment advisory fees	670,027	3,406,861	1,728,202	5,295,714	5,588,438
Trustees, CCO and deferred compensation fees	2,515	12,919	4,826	13,909	14,515
Audit and tax fees	40,730	25,185	26,393	26,600	25,123
Custody and accounting fees	46,941	63,459	31,518	106,490	83,442
Legal fees	4,856	24,004	9,307	28,059	32,836
Printing and shareholder reports fees	1,088	5,814	2,220	6,591	5,855
Other	25,155	34,421	27,355	36,119	35,678
Total expenses before waiver and/or reimbursement	791,312	3,572,663	1,829,821	5,513,482	5,785,887
Expenses waived and/or reimbursed	(23,968)	(18,757)	(7,012)	—	—
Reimbursement of custody fees (A)	(70,736)	(97,014)	(28,961)	(197,510)	(87,746)
Net expenses	696,608	3,456,892	1,793,848	5,315,972	5,698,141
Net investment income (loss)	2,617,010	15,761,978	5,533,174	3,488,193	9,144,009

Net realized gain (loss) on:
Investments	4,372,761	(9,281,745)	1,253,199	68,601,920	52,483,443
Futures contracts	92,868	—	—	—	—
Foreign currency transactions	(25)	806	460	(1,521)	(101)
Net realized gain (loss)	4,465,604	(9,280,939)	1,253,659	68,600,399	52,483,342

Net change in unrealized appreciation (depreciation) on:
Investments	4,740,971	58,777,503	14,669,388	(64,963,741)	62,484,089
Futures contracts	(15,080)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	7	(517)	(164)	893	—
Net change in unrealized appreciation (depreciation)	4,725,898	58,776,986	14,669,224	(64,962,848)	62,484,089
Net realized and change in unrealized gain (loss)	9,191,502	49,496,047	15,922,883	3,637,551	114,967,431
Net increase (decrease) in net assets resulting from operations	$11,808,512	$65,258,025	$21,456,057	$7,125,744	$124,111,440

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2016

Mid Growth	Small Value	Small Core	Small Growth	International Equity
Investment Income:
Dividend income	$828,206	$1,112,687	$4,246,735	$366,107	$12,476,913
Interest income	60	376	781	551	10,929
Net income (loss) from securities lending	22,918	46,517	74,221	46,586	326,294
Withholding taxes on foreign income	(6,362)	(1,274)	(810)	—	(1,401,790)
Total investment income	844,822	1,158,306	4,320,927	413,244	11,412,346

Expenses:
Investment advisory fees	710,771	535,057	1,840,003	551,294	2,750,917
Trustees, CCO and deferred compensation fees	1,714	1,141	4,065	1,122	6,354
Audit and tax fees	23,909	23,900	25,051	22,403	32,901
Custody and accounting fees	22,153	16,737	35,300	19,636	246,959
Legal fees	3,035	2,626	6,926	2,115	11,990
Printing and shareholder reports fees	764	490	1,674	501	3,019
Other	24,354	23,860	26,313	23,863	98,527
Total expenses before waiver and/or reimbursement	786,700	603,811	1,939,332	620,934	3,150,667
Expenses waived and/or reimbursed	(23,445)	(26,309)	—	(7,392)	—
Reimbursement of custody fees (A)	(24,928)	(18,977)	(83,412)	(10,688)	(95,879)
Net expenses	738,327	558,525	1,855,920	602,854	3,054,788
Net investment income (loss)	106,495	599,781	2,465,007	(189,610)	8,357,558

Net realized gain (loss) on:
Investments	3,873,528	309,831	4,381,753	9,312,204	(16,941,048)
Foreign currency transactions	—	—	—	—	(208,437)
Net realized gain (loss)	3,873,528	309,831	4,381,753	9,312,204	(17,149,485)

Net change in unrealized appreciation (depreciation) on:
Investments	7,069,005	10,866,927	42,117,063	3,260,756	16,862,073	(B)
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	(4,417)
Net change in unrealized appreciation (depreciation)	7,069,005	10,866,927	42,117,063	3,260,756	16,857,656
Net realized and change in unrealized gain (loss)	10,942,533	11,176,758	46,498,816	12,572,960	(291,829)
Net increase (decrease) in net assets resulting from operations	$11,049,028	$11,776,539	$48,963,823	$12,383,350	$8,065,729

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.
(B)	Net change in foreign capital gains tax of $44,322.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Government Money Market (A)		High Quality Bond		Inflation-Protected Securities
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$1,615,131	$122,920	$5,452,001	$4,722,092	$3,529,276	$590,888
Net realized gain (loss)	24,824	3,909	(1,671,282)	(836,409)	(863,062)	(836,980)
Net change in unrealized appreciation (depreciation)	—	—	1,327,891	(1,252,420)	8,113,425	(5,260,333)
Net increase (decrease) in net assets resulting from operations	1,639,955	126,829	5,108,610	2,633,263	10,779,639	(5,506,425)

From transactions in investors’ beneficial interests:
Contributions	681,778,794	681,666,419	133,752,933	178,165,153	19,825,234	41,488,372
Withdrawals	(617,308,024)	(671,104,556)	(160,471,173)	(201,443,124)	(60,195,081)	(50,802,329)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	64,470,770	10,561,863	(26,718,240)	(23,277,971)	(40,369,847)	(9,313,957)
Net increase (decrease) in net assets	66,110,725	10,688,692	(21,609,630)	(20,644,708)	(29,590,208)	(14,820,382)

Net assets:
Beginning of year	873,056,736	862,368,044	350,509,670	371,154,378	268,105,414	282,925,796
End of year	$939,167,461	$873,056,736	$328,900,040	$350,509,670	$238,515,206	$268,105,414

(A)	Formerly, Money Market.

	Core Bond		High Yield Bond		Balanced
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$29,245,947	$30,744,309	$47,918,976	$48,392,946	$2,617,010	$2,541,177
Net realized gain (loss)	10,838,388	2,912,066	(21,464,156)	(13,293,618)	4,465,604	7,637,138
Net change in unrealized appreciation (depreciation)	4,039,422	(26,836,815)	86,742,266	(67,991,992)	4,725,898	(9,520,478)
Net increase (decrease) in net assets resulting from operations	44,123,757	6,819,560	113,197,086	(32,892,664)	11,808,512	657,837

From transactions in investors’ beneficial interests:
Contributions	236,182,849	206,524,514	69,539,786	88,025,013	9,979,291	31,301,309
Withdrawals	(418,390,428)	(284,871,593)	(100,340,395)	(182,920,525)	(23,422,150)	(27,931,083)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(182,207,579)	(78,347,079)	(30,800,609)	(94,895,512)	(13,442,859)	3,370,226
Net increase (decrease) in net assets	(138,083,822)	(71,527,519)	82,396,477	(127,788,176)	(1,634,347)	4,028,063

Net assets:
Beginning of year	1,282,948,169	1,354,475,688	748,986,879	876,775,055	151,592,503	147,564,440
End of year	$1,144,864,347	$1,282,948,169	$831,383,356	$748,986,879	$149,958,156	$151,592,503

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Large Value		Large Core		Large Growth
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$15,761,978	$13,256,969	$5,533,174	$4,376,578	$3,488,193	$3,158,645
Net realized gain (loss)	(9,280,939)	88,003,967	1,253,659	37,746,692	68,600,399	57,294,575
Net change in unrealized appreciation (depreciation)	58,776,986	(103,060,022)	14,669,224	(44,445,300)	(64,962,848)	22,395,409
Net increase (decrease) in net assets resulting from operations	65,258,025	(1,799,086)	21,456,057	(2,322,030)	7,125,744	82,848,629

From transactions in investors’ beneficial interests:
Contributions	52,668,047	75,369,693	15,345,861	30,264,680	37,026,945	75,723,926
Withdrawals	(150,638,006)	(167,401,036)	(72,619,655)	(51,955,709)	(146,542,203)	(159,696,818)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(97,969,959)	(92,031,343)	(57,273,794)	(21,691,029)	(109,515,258)	(83,972,892)
Net increase (decrease) in net assets	(32,711,934)	(93,830,429)	(35,817,737)	(24,013,059)	(102,389,514)	(1,124,263)

Net assets:
Beginning of year	826,422,082	920,252,511	323,369,208	347,382,267	925,457,605	926,581,868
End of year	$793,710,148	$826,422,082	$287,551,471	$323,369,208	$823,068,091	$925,457,605

	Mid Value		Mid Growth		Small Value
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$9,144,009	$11,079,019	$106,495	$(147,804)	$599,781	$738,234
Net realized gain (loss)	52,483,342	60,079,786	3,873,528	18,401,108	309,831	16,642,277
Net change in unrealized appreciation (depreciation)	62,484,089	(73,933,778)	7,069,005	(18,808,529)	10,866,927	(21,880,090)
Net increase (decrease) in net assets resulting from operations	124,111,440	(2,774,973)	11,049,028	(555,225)	11,776,539	(4,499,579)

From transactions in investors’ beneficial interests:
Contributions	94,075,966	78,244,993	5,794,851	16,866,894	3,724,363	7,541,849
Withdrawals	(149,340,490)	(142,550,405)	(23,614,143)	(34,696,316)	(12,686,813)	(11,813,901)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(55,264,524)	(64,305,412)	(17,819,292)	(17,829,422)	(8,962,450)	(4,272,052)
Net increase (decrease) in net assets	68,846,916	(67,080,385)	(6,770,264)	(18,384,647)	2,814,089	(8,771,631)

Net assets:
Beginning of year	801,853,692	868,934,077	107,744,667	126,129,314	67,821,438	76,593,069
End of year	$870,700,608	$801,853,692	$100,974,403	$107,744,667	$70,635,527	$67,821,438

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Small Core		Small Growth		International Equity
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$2,465,007	$2,973,127	$(189,610)	$10,467	$8,357,558	$10,541,686
Net realized gain (loss)	4,381,753	2,718,783	9,312,204	3,668,577	(17,149,485)	(11,755,775)
Net change in unrealized appreciation (depreciation)	42,117,063	(31,373,612)	3,260,756	(1,411,721)	16,857,656	(5,916,289)
Net increase (decrease) in net assets resulting from operations	48,963,823	(25,681,702)	12,383,350	2,267,323	8,065,729	(7,130,378)

From transactions in investors’ beneficial interests:
Contributions	13,128,423	25,637,900	4,771,995	10,940,976	26,586,505	58,103,998
Withdrawals	(40,080,379)	(74,628,736)	(13,217,360)	(12,727,271)	(75,623,272)	(145,878,162)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(26,951,956)	(48,990,836)	(8,445,365)	(1,786,295)	(49,036,767)	(87,774,164)
Net increase (decrease) in net assets	22,011,867	(74,672,538)	3,937,985	481,028	(40,971,038)	(94,904,542)

Net assets:
Beginning of year	231,618,767	306,291,305	66,942,155	66,461,127	404,275,647	499,180,189
End of year	$253,630,634	$231,618,767	$70,880,140	$66,942,155	$363,304,609	$404,275,647

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS

For the years ended:

	Government Money Market (formerly, Money Market)
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	0.19%		0.01%	(0.05)%	(0.07)%	(0.11)%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 939,167		$ 873,057	$ 862,368	$ 986,862	$ 948,358
Expenses to average net assets
Excluding waiver and/or reimbursement	0.28%		0.28%	0.28%	0.29%	0.28%
Including waiver and/or reimbursement	0.27%	(B)(C)	0.28%	0.28%	0.29%	0.28%
Net investment income (loss) to average net assets	0.18%	(B)	0.01%	(0.05)%	(0.07)%	(0.11)%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	High Quality Bond
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	1.51%		0.69%	0.81%	0.41%	2.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$328,900		$350,510	$371,154	$399,858	$386,046
Expenses to average net assets
Excluding waiver and/or reimbursement	0.38%		0.38%	0.38%	0.39%	0.38%
Including waiver and/or reimbursement	0.37%	(B)(C)	0.38%	0.38%	0.39%	0.38%
Net investment income (loss) to average net assets	1.62%	(B)	1.29%	1.47%	1.81%	2.10%
Portfolio turnover rate	92%		70%	92%	77%	68%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	Inflation-Protected Securities
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	4.03%		(1.94)%	3.00%	(8.26)%	7.06%
Ratio and supplemental data:
Net assets end of year (000’s)	$238,515		$268,105	$282,926	$274,788	$341,136
Expenses to average net assets
Excluding waiver and/or reimbursement	0.44%		0.43%	0.42%	0.41%	0.40%
Including waiver and/or reimbursement	0.39%	(B)(C)	0.40%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets	1.35%	(B)	0.21%	1.17%	0.48%	1.43%
Portfolio turnover rate	52%		54%	81%	99%	103%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Core Bond
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	3.46%		0.46%	6.32%	(0.96)%	8.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,144,864		$1,282,948	$1,354,476	$1,336,211	$1,470,033
Expenses to average net assets
Excluding waiver and/or reimbursement	0.37%		0.37%	0.38%	0.39%	0.39%
Including waiver and/or reimbursement	0.35%	(B)(C)	0.37%	0.38%	0.39%	0.39%
Net investment income (loss) to average net assets	2.36%	(B)	2.27%	2.58%	2.64%	3.03%
Portfolio turnover rate	50%		46%	184%	200%	297%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	High Yield Bond
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012
Total return (A)	15.44%		(4.13)%	3.16%		7.48%		15.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$831,383		$748,987	$876,775		$856,906		$819,993
Expenses to average net assets
Excluding waiver and/or reimbursement	0.57%		0.58%	0.58%	(B)	0.59%	(B)	0.59%	(B)
Including waiver and/or reimbursement	0.55%	(C)(D)	0.58%	0.58%	(B)	0.59%	(B)	0.59%	(B)
Net investment income (loss) to average net assets	6.08%	(C)	5.72%	5.87%	(E)	6.37%	(E)	7.23%	(E)
Portfolio turnover rate	38%		44%	97%	(F)	51%	(F)	102%	(F)

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(E)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

	Balanced
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	8.29%		0.57%	10.99%	18.33%	13.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$149,958		$151,593	$147,564	$123,270	$109,602
Expenses to average net assets
Excluding waiver and/or reimbursement	0.53%		0.54%	0.58%	0.63%	0.61%
Including waiver and/or reimbursement	0.47%	(B)(C)	0.50%	0.50%	0.50%	0.50%
Net investment income (loss) to average net assets	1.76%	(B)	1.60%	1.69%	1.44%	1.82%
Portfolio turnover rate	37%		50%	92%	123%	150%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.05% higher and 0.05% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Large Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	9.43%		(0.36)%	9.82%	38.08%	17.39%
Ratio and supplemental data:
Net assets end of year (000’s)	$793,710		$826,422	$920,253	$924,277	$785,039
Expenses to average net assets (B)
Excluding waiver and/or reimbursement	0.47%		0.47%	0.47%	0.48%	0.48%
Including waiver and/or reimbursement	0.46%	(C)(D)	0.47%	0.47%	0.48%	0.48%
Net investment income (loss) to average net assets (E)	2.08%	(C)	1.48%	1.24%	1.69%	2.08%	(F)
Portfolio turnover rate (G)	48%		65%	69%	99%	48%

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(E)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(F)	Includes litigation proceeds received during the year that represented 0.15%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

	Large Core
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	8.13%		(0.78)%	15.16%	37.28%	17.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$287,551		$323,369	$347,382	$309,735	$244,984
Expenses to average net assets
Excluding waiver and/or reimbursement	0.64%		0.63%	0.63%	0.64%	0.64%
Including waiver and/or reimbursement	0.62%	(B)(C)	0.63%	0.63%	0.64%	0.64%
Net investment income (loss) to average net assets	1.92%	(B)	1.27%	1.02%	1.41%	1.68%
Portfolio turnover rate	47%		64%	70%	116%	54%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	Large Growth
	December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
Total return (A)	1.06%		9.17%		10.75%		35.32%		14.91%
Ratio and supplemental data:
Net assets end of year (000’s)	$823,068		$925,458		$926,582		$942,018		$825,014
Expenses to average net assets
Excluding waiver and/or reimbursement	0.65%		0.64%	(B)	0.65%	(B)	0.66%	(B)	0.66%	(B)
Including waiver and/or reimbursement	0.63%	(C)(D)	0.64%	(B)	0.65%	(B)	0.65%	(B)	0.65%	(B)
Net investment income (loss) to average net assets	0.41%	(C)	0.33%	(E)	0.42%	(E)	0.57%	(E)	0.75%	(E)
Portfolio turnover rate	36%		33%	(F)	73%	(F)	49%	(F)	53%	(F)

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(E)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Mid Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	15.96%		(0.46)%	12.97%	32.99%	19.50%
Ratio and supplemental data:
Net assets end of year (000’s)	$870,701		$801,854	$868,934	$975,081	$777,964
Expenses to average net assets
Excluding waiver and/or reimbursement	0.69%		0.69%	0.70%	0.70%	0.70%
Including waiver and/or reimbursement	0.68%	(B)(C)	0.69%	0.70%	0.70%	0.70%
Net investment income (loss) to average net assets	1.10%	(B)	1.28%	1.32%	0.93%	1.36%
Portfolio turnover rate	50%		37%	92%	53%	71%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	Mid Growth
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Total return (A)	12.32%		(1.37)%	8.04%	30.35%		13.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$100,974		$107,745	$126,129	$150,143		$164,933
Expenses to average net assets
Excluding waiver and/or reimbursement	0.80%		0.76%	0.76%	0.77%		0.76%
Including waiver and/or reimbursement	0.75%	(B)(C)	0.75%	0.75%	0.75%		0.75%
Net investment income (loss) to average net assets	0.11%	(B)	(0.12)%	0.60%	(0.00)%	(D)	0.10%
Portfolio turnover rate	79%		70%	60%	234%		178%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(D)	Rounds to less than 0.01% or (0.01)%.

	Small Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	19.48%		(6.12)%	7.38%	34.10%	16.11%
Ratio and supplemental data:
Net assets end of year (000’s)	$70,636		$67,821	$76,593	$82,298	$70,183
Expenses to average net assets
Excluding waiver and/or reimbursement	0.93%		0.90%	0.88%	0.88%	0.88%
Including waiver and/or reimbursement	0.86%	(B)(C)	0.85%	0.85%	0.85%	0.85%
Net investment income (loss) to average net assets	0.92%	(B)	0.97%	0.99%	0.57%	1.41%
Portfolio turnover rate	89%		133%	18%	16%	15%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Small Core
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	23.33%		(9.47)%	4.21%	33.62%	15.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$253,631		$231,619	$306,291	$334,182	$296,936
Expenses to average net assets
Excluding waiver and/or reimbursement	0.84%		0.84%	0.83%	0.84%	0.84%
Including waiver and/or reimbursement	0.81%	(B)(C)	0.84%	0.83%	0.84%	0.84%
Net investment income (loss) to average net assets	1.07%	(B)	1.08%	1.05%	0.74%	1.07%
Portfolio turnover rate	122%		132%	148%	195%	59%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.04% higher and 0.04% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	Small Growth
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	20.67%		3.55%	3.13%	37.97%	1.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$70,880		$66,942	$66,461	$73,064	$58,300
Expenses to average net assets
Excluding waiver and/or reimbursement	0.95%		0.91%	0.91%	0.93%	0.94%
Including waiver and/or reimbursement	0.92%	(B)(C)	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	(0.29)%	(B)	0.01%	(0.37)%	(0.46)%	(0.20)%
Portfolio turnover rate	75%		53%	78%	72%	209%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	International Equity
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	2.30%		(2.47)%	(7.74)%	13.92%	17.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$363,305		$404,276	$499,180	$612,105	$614,432
Expenses to average net assets
Excluding waiver and/or reimbursement	0.85%		0.82%	0.83%	0.85%	0.82%
Including waiver and/or reimbursement	0.82%	(B)(C)	0.82%	0.83%	0.85%	0.82%
Net investment income (loss) to average net assets	2.25%	(B)	2.32%	2.80%	1.31%	1.65%
Portfolio turnover rate	23%		23%	28%	116%	23%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Partners Portfolios (the “Series Portfolio”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a series trust under the laws of the State of New York. The Series Portfolio applies investment company accounting and reporting guidance. The Series Portfolio is composed of fifteen different series that are, in effect, separate investment funds. The portfolios (each, a “Portfolio” and collectively, the “Portfolios”) are listed below. Each Portfolio issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Portfolios. Accredited investors include investment companies, insurance company separate accounts, common or commingled trust funds, or other similar organizations or entities.

Portfolio
Transamerica Partners Government Money Market Portfolio (“Government Money Market”) (A)
Transamerica Partners High Quality Bond Portfolio (“High Quality Bond”)
Transamerica Partners Inflation-Protected Securities Portfolio (“Inflation-Protected Securities”)
Transamerica Partners Core Bond Portfolio (“Core Bond”)
Transamerica Partners High Yield Bond Portfolio (“High Yield Bond”)
Transamerica Partners Balanced Portfolio (“Balanced”)
Transamerica Partners Large Value Portfolio (“Large Value”)
Transamerica Partners Large Core Portfolio (“Large Core”)
Transamerica Partners Large Growth Portfolio (“Large Growth”)
Transamerica Partners Mid Value Portfolio (“Mid Value”)
Transamerica Partners Mid Growth Portfolio (“Mid Growth”)
Transamerica Partners Small Value Portfolio (“Small Value”)
Transamerica Partners Small Core Portfolio (“Small Core”)
Transamerica Partners Small Growth Portfolio (“Small Growth”)
Transamerica Partners International Equity Portfolio (“International Equity”)

(A)	Formerly, Transamerica Partners Money Market Portfolio. The Portfolio transitioned from a “prime” money market portfolio to a “government” money market portfolio on May 1, 2016.

The Portfolios’ Board of Trustees (the “Board”) approved the reorganization of each Portfolio (the “Target Portfolios”) into a new and existing series of Transamerica Funds (the “Destination Funds”).

The proposed reorganizations into existing Destination Funds are as follows:

Target Portfolio	Destination Fund
Government Money Market	Transamerica Government Money Market
Core Bond	Transamerica Intermediate Bond
High Yield Bond	Transamerica High Yield Bond
Mid Value	Transamerica Mid Cap Value Opportunities
Mid Growth	Transamerica Mid Cap Growth
Small Value	Transamerica Small Cap Value
Small Core	Transamerica Small Cap Core
Small Growth	Transamerica Small Cap Growth
International Equity	Transamerica International Equity

The proposed reorganizations into newly organized Destination Funds are as follows:

Target Portfolio	Destination Fund
High Quality Bond	Transamerica High Quality Bond
Inflation-Protected Securities	Transamerica Inflation-Protected Securities
Balanced	Transamerica Balanced II
Large Value	Transamerica Large Value Opportunities
Large Core	Transamerica Large Core
Large Growth	Transamerica Large Growth

Each proposed reorganization is subject to Target Portfolio shareholder approval and other closing conditions. If the reorganizations are consummated, Target Portfolio shareholders will receive newly-issued Class I3 shares of the corresponding Destination Fund.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

1. ORGANIZATION (continued)

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolios. TAM provides continuous and regular investment management services to the Portfolios.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolios and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolios employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolios’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolios; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; oversight of other service providers to the Portfolios, such as the custodian, the transfer agent, the Portfolios’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolios; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM’s investment management services include the provision of supervisory and administrative services to the Portfolios. TAM, not the Portfolios, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolios’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolios.

Foreign currency denominated investments: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolios are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign taxes: The Portfolios may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolios may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolios invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash overdraft: Throughout the year, the Portfolios may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolios with broker/dealers with which other funds or portfolios advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolios. In no event will commissions paid by the Portfolios be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statements of Operations. For the year ended December 31, 2016, commissions recaptured are listed in the subsequent table. Portfolios not listed do not have any commissions recaptured during the year ended December 31, 2016.

Portfolio	Commissions Recaptured
Large Growth	$20,287
Mid Value	36,984
Small Growth	6,048
International Equity	10,164

Indemnification: In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios and/or their affiliates that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolios value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolios’ investments, at December 31, 2016, is disclosed within the Security Valuation section of each Portfolio’s Schedule of Investments.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolios use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolios’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government securities: Foreign government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolios, with the exception of Government Money Market, normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Government Money Market values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolios using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolios to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolios assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolios that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolios have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolios may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolios held no unsecured loan participations at December 31, 2016. Open secured loan participations and assignments at December 31, 2016, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Net unrealized appreciation (depreciation) on investments to Interest receivable within the Statements of Assets and Liabilities.

PIKs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolios may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments held at December 31, 2016, if any, are identified within the Schedule of Investments. Open balances at December 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment purchased or sold within the Statements of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): Certain Portfolios may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolios may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolios engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolios to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolios will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolios if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolios are delayed or prevented from completing the transaction. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolios sell a security on a delayed-delivery basis, the Portfolios do not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolios invest borrowing proceeds in other securities, the Portfolios will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolios may borrow on a secured or on an unsecured basis. If the Portfolios enter into a secured borrowing arrangement, a portion of the Portfolios’ assets will be used as collateral. The 1940 Act requires the Portfolios to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Portfolios’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolios may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolios pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolios to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolios may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolios may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolios in the case of default of any securities borrower.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolios seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. Net income from securities lending within the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolios purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolios’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolios will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolios and their counterparties that provide for the net settlement of all transactions and collateral with the Portfolios, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Inflation-Protected Securities
Securities Lending Transactions
U.S. Government Obligations	$3,710,264	$—	$—	$—	$3,710,264
Total Borrowings	$3,710,264	$—	$—	$—	$3,710,264

Core Bond
Securities Lending Transactions
Corporate Debt Securities	$8,789,054	$—	$—	$—	$8,789,054
Foreign Government Obligations	4,663,360	—	—	—	4,663,360
U.S. Government Obligations	9,263,823	—	—	—	9,263,823
Preferred Stocks	2,628	—	—	—	2,628
Total Securities Lending Transactions	$22,718,865	$—	$—	$—	$22,718,865
Total Borrowings	$22,718,865	$—	$—	$—	$22,718,865

Balanced
Securities Lending Transactions
Common Stocks	$181,561	$—	$—	$—	$181,561
Corporate Debt Securities	195,614	—	—	—	195,614
U.S. Government Obligations	92,370	—	—	—	92,370
Total Securities Lending Transactions	$469,545	$—	$—	$—	$469,545
Total Borrowings	$469,545	$—	$—	$—	$469,545

Large Value
Securities Lending Transactions
Common Stocks	$26,484,752	$—	$—	$—	$26,484,752
Total Borrowings	$26,484,752	$—	$—	$—	$26,484,752

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Large Core
Securities Lending Transactions
Common Stocks	$7,149,063	$—	$—	$—	$7,149,063
Total Borrowings	$7,149,063	$—	$—	$—	$7,149,063

Large Growth
Securities Lending Transactions
Common Stocks	$13,873,997	$—	$—	$—	$13,873,997
Total Borrowings	$13,873,997	$—	$—	$—	$13,873,997

Mid Value
Securities Lending Transactions
Common Stocks	$20,756,987	$—	$—	$—	$20,756,987
Total Borrowings	$20,756,987	$—	$—	$—	$20,756,987

Mid Growth
Securities Lending Transactions
Common Stocks	$1,861,200	$—	$—	$—	$1,861,200
Total Borrowings	$1,861,200	$—	$—	$—	$1,861,200

Small Value
Securities Lending Transactions
Common Stocks	$6,273,175	$—	$—	$—	$6,273,175
Total Borrowings	$6,273,175	$—	$—	$—	$6,273,175

Small Core
Securities Lending Transactions
Common Stocks	$16,227,648	$—	$—	$—	$16,227,648
Total Borrowings	$16,227,648	$—	$—	$—	$16,227,648

Small Growth
Securities Lending Transactions
Common Stocks	$6,711,735	$—	$—	$—	$6,711,735
Total Borrowings	$6,711,735	$—	$—	$—	$6,711,735

International Equity
Securities Lending Transactions
Common Stocks	$18,081,194	$—	$—	$—	$18,081,194
Total Borrowings	$18,081,194	$—	$—	$—	$18,081,194

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolios’ investment objectives allow the Portfolios to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolios’ investment objectives, the Portfolios may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolios.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolios are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolios will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolios. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolios’ exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolios are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Government Money Market, may enter into option contracts to manage exposure to various market fluctuations. The Portfolios may purchase or write call and put options on securities and derivative instruments in which each Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on futures: The Portfolios may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolios the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Inflation-capped options: The Portfolios may purchase or write inflation-capped options. Purchasing or writing inflation-capped options gives the Portfolios the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolios from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products.

Options on foreign currency: The Portfolios may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolios the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolios may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolios pay premiums, which are included within the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolios write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

As of December 31, 2016, transactions in written options are as follows:

	Call Options		Put Options
Inflation-Protected Securities	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2015	$—	—	$—	—
Options written	72,649	515	233,602	1,124
Options closed	(25,838)	(83)	(27,944)	(86)
Options expired	(46,811)	(432)	(96,249)	(839)
Options exercised	—	—	—	—
Balance at December 31, 2016	$—	—	$109,409	199

As of December 31, 2016, transactions in written foreign exchange options, inflation-capped options, and swaptions are as follows:

	Call Options
Inflation-Protected Securities	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2015	$724,955	AUD	—	CHF	2,950,000	EUR	3,545,000	GBP	1,820,000	NZD	4,105,000	USD	53,140,000
Options written	1,264,882		21,540,000		—		14,690,000		9,045,000		7,860,000		106,920,000
Options closed	(633,094)		(14,270,000)		—		(4,895,000)		(5,660,000)		—		(43,280,000)
Options expired	(639,892)		(7,270,000)		(2,950,000)		(12,270,000)		(5,205,000)		(11,965,000)		(46,320,000)
Options exercised	(562,832)		—		—		—		—		—		(54,360,000)
Balance at December 31, 2016	$154,019	AUD	—	CHF	—	EUR	1,070,000	GBP	—	NZD	—	USD	16,100,000

	Put Options
Inflation-Protected Securities	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2015	$681,358	AUD	—	CAD	21,675,000	CHF	—	EUR	5,675,000	GBP	—	NZD	—	USD	20,020,000
Options written	1,376,036		7,270,000		13,995,000		2,560,000		20,035,000		20,880,000		3,930,000		67,935,000
Options closed	(952,013)		(3,625,000)		(7,225,000)		—		(3,585,000)		(12,290,000)		—		(44,870,000)
Options expired	(595,873)		(3,645,000)		(28,445,000)		—		(14,205,000)		(8,590,000)		(3,930,000)		(5,375,000)
Options exercised	(247,138)		—		—		—		—		—		—		(21,610,000)
Balance at December 31, 2016	$262,370	AUD	—	CAD	—	CHF	2,560,000	EUR	7,920,000	GBP	—	NZD	—	USD	16,100,000

Open option contracts at December 31, 2016, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolios and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolios, with the exception of Government Money Market, may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of Net realized gain (loss) within the Statements of Operations.

Interest rate swap agreements: The Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolios enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Portfolios with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statements of Assets and Liabilities.

Open OTC swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statements of Assets and Liabilities.

Futures contracts: The Portfolios are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Government Money Market, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolios are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolios, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolios. Upon entering into such contracts, the Portfolios bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Portfolios are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Government Money Market, may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2016, if any, are listed within the Schedule of Investments.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and each Portfolio’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016. Portfolios not listed in the subsequent tables do not have any derivative investments during the year ended December 31, 2016.

Asset Derivatives
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (A) (B)	$673,031	$82,548	$—	$—	$—	$755,579
Centrally cleared swap agreements, at value (B) (C)	352,696	—	—	—	—	352,696
OTC swap agreements, at value	9,588	—	—	—	—	9,588
Net unrealized appreciation on futures contracts (B) (D)	213,771	—	—	—	—	213,771
Unrealized appreciation on forward foreign currency contracts	—	246,881	—	—	—	246,881
Total	$1,249,086	$329,429	$—	$—	$—	$1,578,515

Liability Derivatives
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Written options and swaptions, at value (B)	$(208,216)	$(80,410)	$—	$—	$—	$(288,626)
Centrally cleared swap agreements, at value (B) (C)	(71,821)	—	—	—	—	(71,821)
OTC swap agreements, at value	(15,477)	—	—	—	—	(15,477)
Net unrealized depreciation on futures contracts (B) (D)	(493,361)	—	—	—	—	(493,361)
Unrealized depreciation on forward foreign currency contracts	—	(123,676)	—	—	—	(123,676)
Total	$(788,875)	$(204,086)	$—	$—	$—	$(992,961)

Balanced
Net unrealized depreciation on futures contracts (B) (D)	$—	$—	$(6,112)	$—	$—	$(6,112)
Total	$—	$—	$(6,112)	$—	$—	$(6,112)

(A)	Included within Investments, at value on the Statements of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (A)	$(332,104)	$(1,448,552)	$—	$—	$—	$(1,780,656)
Written options and swaptions	12,905	1,073,621	—	—	—	1,086,526
Swap agreements	(659,014)	—	—	—	—	(659,014)
Futures contracts	(518,710)	—	—	—	—	(518,710)
Forward foreign currency contracts (B)	—	(1,094,433)	—	—	—	(1,094,433)
Total	$(1,496,923)	$(1,469,364)	$—	$—	$—	$(2,966,287)

Balanced
Futures contracts	$—	$—	$92,868	$—	$—	$92,868
Total	$—	$—	$92,868	$—	$—	$92,868

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (C)	$2,564	$(20,014)	$—	$—	$—	$(17,450)
Written options and swaptions	(147,145)	(120,062)	—	—	—	(267,207)
Swap agreements	587,131	—	—	—	—	587,131
Futures contracts	(301,696)	—	—	—	—	(301,696)
Forward foreign currency contracts (D)	—	470,121	—	—	—	470,121
Total	$140,854	$330,045	$—	$—	$—	$470,899

Balanced
Futures contracts	$—	$—	$(15,080)	$—	$—	$(15,080)
Total	$—	$—	$(15,080)	$—	$—	$(15,080)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statements of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statements of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statements of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

	Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Portfolio	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
Inflation- Protected Securities	$634,540	$779,789	$(417,962)	$(468,498)	$26,360,892	49,480,769	(185,365,385)	$ 9,277,672	$20,736,937	$7,246,083
Balanced	—	—	—	—	—	454	—	—	—	—

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolios and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolios exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolios’ net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolios may be required to post collateral on derivatives if the Portfolios are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolios fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolios’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolios as of December 31, 2016. For

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

financial reporting purposes, the Portfolios do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement within the Statements of Assets and Liabilities. See the Repurchase agreement section within these notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Portfolios not listed in the subsequent tables do not have master netting agreements for open derivative positions.

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Inflation-Protected Securities
Bank of America, N.A.	$66,003	$—	$—	$66,003	$—	$—	$—	$—
Citibank N.A.	5,152	(5,152)	—	—	59,681	(5,152)	—	54,529
Commonwealth Bank of Australia	58,009	—	—	58,009	—	—	—	—
Deutsche Bank AG	640,486	(344,940)	(295,546)	—	344,940	(344,940)	—	—
Goldman Sachs Bank	94,517	—	—	94,517	—	—	—	—
HSBC Bank USA	6,566	—	—	6,566	—	—	—	—
Morgan Stanley Capital Services Inc.	—	—	—	—	776	—	—	776
National Australia Bank	2,863	—	—	2,863	—	—	—	—
UBS AG	14,624	(616)	—	14,008	616	(616)	—	—
Other Derivatives (C)	690,295	—	—	690,295	586,948	—	—	586,948
Total	$1,578,515	$(350,708)	$(295,546)	$932,261	$992,961	$(350,708)	$—	$642,253

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented in the Schedules of Investments.

7. RISK FACTORS

Investing in the Portfolios may involve certain risks, as discussed in the Portfolios’ prospectuses, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Inflation-protected security risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. RISK FACTORS (continued)

Money market reform risk: The Portfolio operates as a “government” money market portfolio under new federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on Portfolio redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

Money market risk: There is no assurance a money market fund will avoid principal losses if its holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, a money market fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of an investment, it is possible to lose money by investing in it.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Portfolios’ investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of Government Money Market, Core Bond, High Yield Bond and Balanced. TAM and AUIM are affiliates of Aegon NV.

Certain officers and trustees of the Series Portfolio and of the entities that invest in the Series Portfolio are also officers and/or trustees of TAM or its affiliates. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Series Portfolio or from the entities that invest in the Series Portfolio.

As of December 31, 2016, the percentage of each Portfolio owned by an affiliated investment company or subsidiary are reflected in the following tables.

Transamerica Partners Funds Group (“TPFG”) is an open-end management investment company. As of December 31, 2016, the percentage of each Portfolio that is owned by TPFG is as follows:

TPFG	Investments in Portfolio
Government Money Market	67.25%
High Quality Bond	31.36
Inflation-Protected Securities	48.77
Core Bond	31.98
High Yield Bond	14.77
Balanced	60.17
Large Value	29.38
Stock Index	2.90
Large Core	27.75
Large Growth	28.34
Mid Value	15.10
Mid Growth	50.07
Small Value	52.71
Small Core	27.67
Small Growth	58.49
International Equity	37.93

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Partners Funds Group II (“TPFG II”) is an open-end management investment company. As of December 31, 2016, the percentage of each Portfolio that is owned by TPFG II is as follows:

TPFG II	Investments in Portfolio
Government Money Market	22.04%
High Quality Bond	17.12
Inflation-Protected Securities	26.68
Core Bond	28.43
High Yield Bond	43.64
Balanced	3.63
Large Value	12.49
Stock Index	5.74
Large Core	3.70
Large Growth	12.29
Mid Value	51.95
Mid Growth	16.61
Small Value	10.02
Small Core	5.63
Small Growth	16.25
International Equity	11.29

Transamerica Financial Life Insurance Company (“TFLIC”) is a wholly-owned subsidiary of Aegon USA. As of December 31, 2016, the percentage of each Portfolio that is owned by TFLIC sub-accounts is as follows:

TFLIC Sub-accounts	Investments in Portfolio
Government Money Market	2.85%
High Quality Bond	15.05
Inflation-Protected Securities	10.01
Core Bond	13.57
High Yield Bond	5.63
Balanced	35.49
Large Value	40.51
Large Core	58.33
Large Growth	44.13
Mid Value	7.92
Mid Growth	0.53
Small Value	0.77
Small Core	56.73
Small Growth	0.79
International Equity	29.38

Transamerica Retirement Solutions Collective Trust (“CIT”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of Aegon USA. As of December 31, 2016, the percentage of each Portfolio that is owned by CIT sub-accounts is as follows:

CIT Sub-accounts	Investments in Portfolio
Government Money Market	7.84%
High Quality Bond	28.22
Inflation-Protected Securities	9.90
Core Bond	21.21
High Yield Bond	17.70
Balanced	0.46
Large Value	13.42
Large Core	5.43
Large Growth	12.79

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

CIT Sub-accounts	Investments in Portfolio
Mid Value	4.01%
Mid Growth	18.48
Small Value	29.66
Small Core	8.58
Small Growth	17.64
International Equity	15.93

Transamerica Partners Collective Trust Funds (“CTF”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of Aegon USA. As of December 31, 2016, the percentage of each Portfolio that is owned by CTF sub-accounts is as follows:

CTF Sub-accounts	Investments in Portfolio
Government Money Market	0.02%
High Quality Bond	8.25
Inflation-Protected Securities	4.64
Core Bond	4.80
High Yield Bond	18.26
Large Value	4.02
Large Core	4.79
Large Growth	2.36
Mid Value	21.02
Mid Growth	14.31
Small Value	6.84
Small Core	1.39
Small Growth	6.83
International Equity	5.47

Investment advisory fees: TAM manages the assets of each Portfolio of the Series Portfolio pursuant to the investment advisory agreement with the Series Portfolio. Each Portfolio pays an advisory fee to TAM based on daily Average Net Assets (“ANA”) at the following annual rates:

Portfolio	Rate
Government Money Market
Effective May 2, 2016
First $1 billion	0.2500%
Over $1 billion up to $3 billion	0.2400
Over $3 billion	0.2300
Prior to May 2, 2016	0.2500
High Quality Bond	0.3500
Inflation-Protected Securities	0.3500
Core Bond
First $2 billion	0.3500
Over $2 billion	0.3350
High Yield Bond
First $1.25 billion	0.5500
Over $1.25 billion up to $2 billion	0.5250
Over $2 billion	0.5000
Balanced	0.4500
Large Value (A)	0.4500
Large Core (A)	0.6000
Large Growth
First $2 billion	0.6200
Over $2 billion up to $3 billion	0.6100
Over $3 billion up to $4 billion	0.6000
Over $4 billion	0.5800

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio	Rate
Mid Value
First $750 million	0.6700%
Over $750 million up to $1.5 billion	0.6650
Over $1.5 billion up to $2 billion	0.6550
Over $2 billion	0.6475
Mid Growth	0.7200
Small Value
First $250 Million	0.8200
Over $250 million up to $500 million	0.7800
Over $500 million up to $750 million	0.7500
Over $750 million	0.7250
Small Core
First $300 million	0.8000
Over $300 million	0.7700
Small Growth
First $300 million	0.8400
Over $300 million	0.8000
International Equity
First $500 million	0.7400
Over $500 million up to $1 billion	0.7200
Over $1 billion up to $2 billion	0.6900
Over $2 billion	0.6600

(A)	TAM has voluntarily agreed to waive 0.05% of its management fee through May 1, 2017. These amounts are not subject to recapture by TAM in future years.

TAM has voluntarily agreed to waive and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs exceed the following stated annual operating expense limits. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations. Fee waivers and/or reimbursements are not subject to recapture by TAM in future years.

Portfolio	Operating Expense Limit	Operating Expense Limit Effective Through
Government Money Market	0.30%	May 1, 2017
High Quality Bond	0.40	May 1, 2017
Inflation-Protected Securities	0.40	May 1, 2017
Core Bond	0.40	May 1, 2017
High Yield Bond	0.60	May 1, 2017
Balanced	0.50	May 1, 2017
Large Value	0.50	May 1, 2017
Large Core	0.65	May 1, 2017
Large Growth	0.65	May 1, 2017
Mid Value	0.70	May 1, 2017
Mid Growth	0.75	May 1, 2017
Small Value	0.85	May 1, 2017
Small Core	0.85	May 1, 2017
Small Growth	0.90	May 1, 2017
International Equity	0.90	May 1, 2017

TAM also may waive and/or reimburse additional fees from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. Expenses waived and/or reimbursed that are unsettled at year end are included in Due from adviser within the Statements of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Series Portfolio to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees,

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolios incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolios are authorized to purchase or sell securities from and to other Portfolios within the Series Portfolios, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2016, the Portfolios engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) listed below. Portfolios not listed in the subsequent table did not have any 17a-7 transactions during the year.

Portfolio	Purchases	Sales	Net Realized Gains (Losses)
Large Growth	$98,702	$—	$—

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Portfolio	Long-Term	U.S. Government	Long-Term	U.S. Government
High Quality Bond	$164,034,941	$138,971,403	$194,131,072	$121,426,005
Inflation-Protected Securities	9,016,601	125,485,890	17,956,409	156,061,650
Core Bond	255,396,193	268,089,467	356,103,350	288,250,858
High Yield Bond	297,966,733	—	290,893,657	—
Balanced	42,266,328	9,828,941	53,411,097	9,141,105
Large Value	360,602,891	—	440,473,572	—
Large Core	134,519,269	—	184,553,801	—
Large Growth	308,334,804	—	431,873,536	—
Mid Value	399,981,752	—	443,857,427	—
Mid Growth	78,595,903	—	95,838,247	—
Small Value	57,381,491	—	65,575,457	—
Small Core	278,698,723	—	304,906,312	—
Small Growth	48,249,927	—	57,119,693	—
International Equity	83,217,424	—	120,954,136	—

10. FEDERAL INCOME TAXES

The Series Portfolio has received rulings from the Internal Revenue Service that each Portfolio will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Portfolios because taxable income/(loss) of each Portfolio is included in the income tax returns of the investors. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolios’ federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolios’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolios’ financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statements of Operations. The Portfolios identify their major tax jurisdictions as U.S. Federal, the states of Colorado and New York, and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. For tax purposes, each component of the Portfolios’ net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets. Each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains; which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, Late Year Ordinary Loss Deferrals, paydown gain/loss, foreign capital gains tax, and return of capital distributions from underlying investments.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolios’ financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolios’ financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolios’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolios in September 2016 as a reimbursement. The amounts applicable to each Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Partners Portfolios	Annual Report 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Owners of Beneficial Interests of the Transamerica Partners Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Partners Portfolios (comprising, respectively, Government Money Market Portfolio (formerly, Money Market Portfolio), High Quality Bond Portfolio, Inflation-Protected Securities Portfolio, Core Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Large Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Mid Value Portfolio, Mid Growth Portfolio, Small Value Portfolio, Small Core Portfolio, Small Growth Portfolio and International Equity Portfolio) (collectively, the “Portfolios”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Transamerica Partners Portfolios at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Partners Portfolios	Annual Report 2016

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of each Portfolio by its officers. The Board also reviews the management of each Portfolio’s assets by the investment manager and its respective sub-adviser.

The Portfolios are among the portfolios advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds (“TF”), Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 184 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

The Board Members of each Trust and each Portfolio Trust, their age, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

				184	Director, Massachusetts Fidelity Trust Company (since 2014); Director, Aegon Global Funds (since 2016)

Transamerica Partners Portfolios	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (68)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	184	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (64)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	184	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (60)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 –present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015);	184	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Partners Portfolios	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (70)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	184	N/A
Russell A. Kimball, Jr. (72)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	184	N/A
Patricia L. Sawyer (66)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present);	184	Honorary Trustee, Bryant University (1996 – present)

Transamerica Partners Portfolios	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)

Board Member, TIS (2007 – 2015);

Board Member, TII (2008 – 2010);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.

John W. Waechter (64)	Board Member	Since 2007	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	184	Operation PAR, Inc. (non-profit organization) (2008 – present); Remember Honor Support, Inc. (non-profit organization) (2013 – present) Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Partners Portfolios	Annual Report 2016

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with each Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See previous table.
Tané T. Tyler (51)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Assistant General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005-2013).

Christopher A. Staples (46)	Vice President and Chief Investment Officer, Advisory Services	Since 2007

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Senior Director, Investments, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer
(2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (55)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Transamerica Partners Portfolios	Annual Report 2016

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (46)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (48)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).

Scott M. Lenhart (55)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of each Trust.

Transamerica Partners Portfolios	Annual Report 2016

Appendix B

Master Investment Portfolio —

S&P 500 Index Master Portfolio

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Master Portfolio Information	S&P 500 Index Master Portfolio

As of December 31, 2016

Ten Largest Holdings	Percent of Net Assets

Apple, Inc.	3%
Microsoft Corp.	2
Exxon Mobil Corp.	2
Johnson & Johnson	2
Berkshire Hathaway, Inc., Class B	2
JPMorgan Chase & Co.	2
Amazon.com, Inc.	2
General Electric Co.	1
Facebook, Inc., Class A	1
AT&T, Inc.	1

Sector Allocation	Percent of Net Assets

Information Technology	20%
Financials	15
Health Care	13
Consumer Discretionary	12
Industrials	10
Consumer Staples	9
Energy	7
Utilities	3
Real Estate	3
Materials	3
Telecommunication Services	3
Short-Term Securities	6
Liabilities in Excess of Other Assets	(4)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	1

Schedule of Investments December 31, 2016	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense – 2.1%
Boeing Co.	286,301	$44,571,341
General Dynamics Corp.	142,615	24,623,906
L3 Technologies, Inc.	39,847	6,061,127
Lockheed Martin Corp.	125,045	31,253,747
Northrop Grumman Corp.	87,897	20,443,084
Raytheon Co.	145,824	20,707,008
Rockwell Collins, Inc.	66,880	6,203,789
Textron, Inc.	138,123	6,707,253
TransDigm Group, Inc.	25,727	6,404,994
United Technologies Corp.	382,047	41,879,992

		208,856,241

Air Freight & Logistics – 0.7%
C.H. Robinson Worldwide, Inc.	68,910	5,048,347
Expeditors International of Washington, Inc.	87,426	4,630,081
FedEx Corp.	122,908	22,885,469
United Parcel Service, Inc., Class B	344,976	39,548,049

		72,111,946

Airlines – 0.6%
Alaska Air Group, Inc.	59,437	5,273,845
American Airlines Group, Inc.	255,882	11,947,130
Delta Air Lines, Inc.	371,398	18,269,068
Southwest Airlines Co.	311,826	15,541,408
United Continental Holdings, Inc. (a)	141,671	10,324,982

		61,356,433

Auto Components – 0.4%
BorgWarner, Inc.	97,256	3,835,777
Delphi Automotive PLC	137,802	9,280,965
Goodyear Tire & Rubber Co.	126,730	3,912,155
Johnson Controls International PLC	469,396	19,334,421

		36,363,318

Automobiles – 0.5%
Ford Motor Co.	1,957,534	23,744,887
General Motors Co.	697,168	24,289,333
Harley-Davidson, Inc.	86,337	5,036,901

		53,071,121

Banks – 6.6%
Bank of America Corp.	5,049,065	111,584,336
BB&T Corp.	407,895	19,179,223
Citigroup, Inc.	1,425,511	84,718,119
Citizens Financial Group, Inc.	250,840	8,937,429
Comerica, Inc.	83,973	5,719,401
Fifth Third Bancorp	386,176	10,415,167
Huntington Bancshares, Inc.	563,876	7,454,441
JPMorgan Chase & Co.	1,786,192	154,130,508
KeyCorp	550,963	10,066,094
M&T Bank Corp.	78,484	12,277,252
PNC Financial Services Group, Inc. (b)	242,967	28,417,420
Regions Financial Corp.	606,104	8,703,653
SunTrust Banks, Inc.	242,119	13,280,227
US Bancorp	798,266	41,006,924
Wells Fargo & Co.	2,256,890	124,377,208
Zions Bancorporation	99,043	4,262,811

		644,530,213

Beverages – 2.0%
Brown-Forman Corp., Class B	88,073	3,956,239
Coca-Cola Co.	1,935,510	80,246,244

Common Stocks	Shares	Value

Beverages (continued)
Constellation Brands, Inc., Class A	88,632	$13,588,172
Dr. Pepper Snapple Group, Inc.	93,803	8,505,118
Molson Coors Brewing Co., Class B	92,939	9,043,894
Monster Beverage Corp. (a)	204,405	9,063,318
PepsiCo, Inc.	714,368	74,744,324

		199,147,309

Biotechnology – 2.7%
AbbVie, Inc.	811,275	50,802,041
Alexion Pharmaceuticals, Inc. (a)	112,354	13,746,512
Amgen, Inc.	371,257	54,281,486
Biogen, Inc. (a)	108,597	30,795,937
Celgene Corp. (a)	387,023	44,797,912
Gilead Sciences, Inc.	658,082	47,125,252
Regeneron Pharmaceuticals, Inc. (a)	37,862	13,898,762
Vertex Pharmaceuticals, Inc. (a)	124,833	9,196,447

		264,644,349

Building Products – 0.1%
Allegion PLC	46,307	2,963,648
Fortune Brands Home & Security, Inc.	74,315	3,972,880
Masco Corp.	159,453	5,041,904

		11,978,432

Capital Markets – 2.3%
Affiliated Managers Group, Inc. (a)	26,013	3,779,689
Ameriprise Financial, Inc.	77,946	8,647,329
Bank of New York Mellon Corp.	530,781	25,148,404
BlackRock, Inc. (b)	60,705	23,100,681
Charles Schwab Corp.	604,335	23,853,102
CME Group, Inc.	169,910	19,599,119
E*Trade Financial Corp. (a)	132,156	4,579,205
Franklin Resources, Inc.	169,699	6,716,686
Goldman Sachs Group, Inc.	184,920	44,279,094
Invesco Ltd.	197,938	6,005,439
Morgan Stanley	721,753	30,494,064
Northern Trust Corp.	108,330	9,646,787
State Street Corp.	182,484	14,182,657
T. Rowe Price Group, Inc.	120,020	9,032,705

		229,064,961

Chemicals – 2.0%
Air Products & Chemicals, Inc.	108,879	15,658,978
Albemarle Corp.	54,277	4,672,164
CF Industries Holdings, Inc.	113,423	3,570,556
Dow Chemical Co.	560,498	32,071,696
E.I. du Pont de Nemours & Co.	435,087	31,935,386
Eastman Chemical Co.	71,326	5,364,428
Ecolab, Inc.	131,026	15,358,868
FMC Corp.	64,613	3,654,511
International Flavors & Fragrances, Inc.	38,433	4,528,560
LyondellBasell Industries NV, Class A	169,086	14,504,197
Monsanto Co.	219,016	23,042,673
Mosaic Co.	169,100	4,959,703
PPG Industries, Inc.	133,084	12,611,040
Praxair, Inc.	143,021	16,760,631
Sherwin-Williams Co.	40,679	10,932,075

		199,625,466

Commercial Services & Supplies – 0.4%
Cintas Corp.	44,608	5,154,900
Iron Mountain, Inc.	116,875	3,796,100

See Notes to Financial Statements.

2	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value

Commercial Services & Supplies (continued)
Pitney Bowes, Inc.	89,617	$1,361,282
Republic Services, Inc.	112,575	6,422,404
Stericycle, Inc. (a)(c)	41,065	3,163,648
Waste Management, Inc.	203,532	14,432,454

		34,330,788

Communications Equipment – 1.0%
Cisco Systems, Inc.	2,507,254	75,769,216
F5 Networks, Inc. (a)(c)	31,969	4,626,554
Harris Corp.	63,726	6,530,003
Juniper Networks, Inc.	184,923	5,225,924
Motorola Solutions, Inc.	80,508	6,673,308

		98,825,005

Construction & Engineering – 0.1%
Fluor Corp.	67,239	3,531,392
Jacobs Engineering Group, Inc. (a)	58,635	3,342,195
Quanta Services, Inc. (a)	72,948	2,542,238

		9,415,825

Construction Materials – 0.2%
Martin Marietta Materials, Inc.	32,358	7,168,268
Vulcan Materials Co.	67,421	8,437,738

		15,606,006

Consumer Finance – 0.8%
American Express Co.	385,823	28,581,768
Capital One Financial Corp.	243,342	21,229,156
Discover Financial Services	194,901	14,050,413
Navient Corp.	153,087	2,515,219
Synchrony Financial	394,046	14,292,049

		80,668,605

Containers & Packaging – 0.3%
Avery Dennison Corp.	42,907	3,012,930
Ball Corp.	89,220	6,697,745
International Paper Co.	206,536	10,958,800
Sealed Air Corp.	95,178	4,315,370
WestRock Co.	128,949	6,546,741

		31,531,586

Distributors – 0.1%
Genuine Parts Co.	75,959	7,257,123
LKQ Corp. (a)	148,295	4,545,242

		11,802,365

Diversified Consumer Services – 0.0%
H&R Block, Inc.	105,795	2,432,227

Diversified Financial Services – 2.0%
Berkshire Hathaway, Inc., Class B (a)	947,142	154,365,203
Intercontinental Exchange, Inc.	299,246	16,883,459
Leucadia National Corp.	156,622	3,641,462
Moody’s Corp.	84,870	8,000,695
Nasdaq, Inc.	55,127	3,700,124
S&P Global, Inc.	131,038	14,091,827

		200,682,770

Diversified Telecommunication Services – 2.6%
AT&T, Inc.	3,065,558	130,378,182
CenturyLink, Inc.	279,747	6,652,383
Frontier Communications Corp.	566,447	1,914,591
Level 3 Communications, Inc. (a)	147,419	8,308,535

Common Stocks	Shares	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	2,034,884	$108,622,108

		255,875,799

Electric Utilities – 1.7%
American Electric Power Co., Inc.	244,920	15,420,163
Duke Energy Corp.	342,684	26,599,132
Edison International	162,774	11,718,100
Entergy Corp.	91,821	6,746,089
Eversource Energy	160,273	8,851,878
Exelon Corp.	462,136	16,401,207
FirstEnergy Corp.	217,965	6,750,376
NextEra Energy, Inc.	232,120	27,729,055
Pinnacle West Capital Corp.	53,175	4,149,245
PPL Corp.	340,652	11,599,201
Southern Co.	487,642	23,987,110
Xcel Energy, Inc.	254,902	10,374,511

		170,326,067

Electrical Equipment – 0.5%
Acuity Brands, Inc.	21,193	4,892,616
AMETEK, Inc.	112,229	5,454,329
Eaton Corp. PLC	227,209	15,243,452
Emerson Electric Co.	322,996	18,007,027
Rockwell Automation, Inc.	65,356	8,783,847

		52,381,271

Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp., Class A	154,857	10,406,390
Corning, Inc.	479,400	11,635,038
FLIR Systems, Inc.	66,290	2,399,035
TE Connectivity Ltd.	178,892	12,393,638

		36,834,101

Energy Equipment & Services – 1.2%
Baker Hughes, Inc.	212,601	13,812,687
FMC Technologies, Inc. (a)	108,950	3,870,993
Halliburton Co.	432,451	23,391,275
Helmerich & Payne, Inc.	52,182	4,038,887
National Oilwell Varco, Inc.	192,826	7,219,405
Schlumberger Ltd.	694,181	58,276,495
Transocean Ltd. (a)	187,343	2,761,436

		113,371,178

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	218,566	34,994,602
CVS Health Corp.	533,652	42,110,479
Kroger Co.	474,153	16,363,020
Sysco Corp.	253,556	14,039,396
Wal-Mart Stores, Inc.	752,069	51,983,009
Walgreens Boots Alliance, Inc.	427,565	35,385,280
Whole Foods Market, Inc.	153,943	4,735,287

		199,611,073

Food Products – 1.6%
Archer-Daniels-Midland Co.	289,497	13,215,538
Campbell Soup Co.	93,969	5,682,305
ConAgra Foods, Inc.	211,039	8,346,592
General Mills, Inc.	295,138	18,230,674
Hershey Co.	71,528	7,398,141
Hormel Foods Corp.	130,487	4,542,253
J.M. Smucker Co.	59,238	7,586,018
Kellogg Co.	127,046	9,364,561

See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	3

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value

Food Products (continued)
Kraft Heinz Co.	296,645	$25,903,041
McCormick & Co., Inc.	55,550	5,184,482
Mead Johnson Nutrition Co.	94,634	6,696,302
Mondelez International, Inc., Class A	771,221	34,188,227
Tyson Foods, Inc., Class A	143,629	8,859,037

		155,197,171

Health Care Equipment & Supplies – 2.2%
Abbott Laboratories	737,030	28,309,322
Baxter International, Inc.	236,367	10,480,513
Becton Dickinson & Co.	106,262	17,591,674
Boston Scientific Corp. (a)	682,965	14,772,533
C.R. Bard, Inc.	37,210	8,359,599
Cooper Cos., Inc. (c)	23,536	4,117,152
Dentsply Sirona, Inc.	112,516	6,495,549
Edwards Lifesciences Corp. (a)	107,404	10,063,755
Hologic, Inc. (a)	134,097	5,379,972
Intuitive Surgical, Inc. (a)	19,420	12,315,581
Medtronic PLC	686,827	48,922,687
St. Jude Medical, Inc.	143,674	11,521,218
Stryker Corp.	155,374	18,615,359
Varian Medical Systems, Inc. (a)(c)	45,091	4,048,270
Zimmer Biomet Holdings, Inc.	100,936	10,416,595

		211,409,779

Health Care Providers & Services – 2.6%
Aetna, Inc.	175,241	21,731,636
AmerisourceBergen Corp.	82,298	6,434,881
Anthem, Inc.	131,564	18,914,956
Cardinal Health, Inc.	161,190	11,600,844
Centene Corp. (a)	82,444	4,658,911
Cigna Corp.	129,097	17,220,249
DaVita, Inc. (a)	80,059	5,139,788
Envision Healthcare Corp. (a)(c)	56,653	3,585,568
Express Scripts Holding Co. (a)	309,349	21,280,118
HCA Holdings, Inc. (a)	147,873	10,945,560
Henry Schein, Inc. (a)	39,497	5,992,090
Humana, Inc.	74,808	15,263,076
Laboratory Corp. of America Holdings (a)	52,431	6,731,092
McKesson Corp.	113,336	15,918,041
Patterson Cos., Inc.	40,235	1,650,842
Quest Diagnostics, Inc.	67,128	6,169,063
UnitedHealth Group, Inc.	475,170	76,046,207
Universal Health Services, Inc., Class B	43,506	4,628,168

		253,911,090

Health Care Technology – 0.1%
Cerner Corp. (a)	153,298	7,261,726

Hotels, Restaurants & Leisure – 1.5%
Carnival Corp.	209,037	10,882,466
Chipotle Mexican Grill, Inc. (a)	14,059	5,304,742
Darden Restaurants, Inc.	60,947	4,432,066
Marriott International, Inc., Class A	161,466	13,350,009
McDonald’s Corp.	414,977	50,511,000
Royal Caribbean Cruises Ltd.	85,737	7,033,864
Starbucks Corp.	728,104	40,424,334
Wyndham Worldwide Corp.	53,056	4,051,887
Wynn Resorts Ltd.	38,339	3,316,707
Yum! Brands, Inc.	175,992	11,145,573

		150,452,648

Common Stocks	Shares	Value

Household Durables – 0.5%
D.R. Horton, Inc.	163,589	$4,470,887
Garmin Ltd.	55,634	2,697,693
Harman International Industries, Inc.	33,696	3,745,647
Leggett & Platt, Inc.	64,547	3,155,057
Lennar Corp., Class A	103,147	4,428,101
Mohawk Industries, Inc. (a)	32,404	6,470,431
Newell Brands, Inc.	242,864	10,843,878
PulteGroup, Inc.	149,333	2,744,740
Whirlpool Corp.	38,547	7,006,688

		45,563,122

Household Products – 1.8%
Church & Dwight Co., Inc.	133,150	5,883,899
Clorox Co.	65,732	7,889,155
Colgate-Palmolive Co.	443,276	29,007,981
Kimberly-Clark Corp.	178,409	20,360,035
Procter & Gamble Co.	1,333,906	112,154,816

		175,295,886

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp.	318,258	3,698,158
NRG Energy, Inc.	152,241	1,866,475

		5,564,633

Industrial Conglomerates – 2.8%
3M Co.	299,845	53,543,322
Danaher Corp.	305,156	23,753,343
General Electric Co.	4,416,350	139,556,660
Honeywell International, Inc.	379,916	44,013,268
Roper Technologies, Inc.	51,309	9,393,652

		270,260,245

Insurance – 2.7%
Aflac, Inc.	205,738	14,319,365
Allstate Corp.	184,600	13,682,552
American International Group, Inc.	488,085	31,876,831
Aon PLC	131,982	14,719,952
Arthur J Gallagher & Co.	85,484	4,441,749
Assurant, Inc.	27,119	2,518,270
Chubb Ltd.	231,638	30,604,013
Cincinnati Financial Corp.	77,410	5,863,808
Hartford Financial Services Group, Inc.	186,374	8,880,721
Lincoln National Corp.	112,411	7,449,477
Loews Corp.	141,680	6,634,874
Marsh & McLennan Cos., Inc.	257,785	17,423,688
MetLife, Inc.	551,450	29,717,641
Principal Financial Group, Inc.	135,862	7,860,975
Progressive Corp.	292,168	10,371,964
Prudential Financial, Inc.	216,230	22,500,894
Torchmark Corp.	53,785	3,967,182
Travelers Cos., Inc.	142,438	17,437,260
Unum Group	113,303	4,977,401
Willis Towers Watson PLC	62,662	7,662,309
XL Group Ltd.	132,777	4,947,271

		267,858,197

Internet & Direct Marketing Retail – 2.2%
Amazon.com, Inc. (a)	196,944	147,682,397
Expedia, Inc.	61,589	6,976,802
Netflix, Inc. (a)	214,409	26,543,834
Priceline Group, Inc. (a)	24,664	36,158,904
TripAdvisor, Inc. (a)	55,172	2,558,326

		219,920,263

See Notes to Financial Statements.

4	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value

Internet Software & Services – 4.2%
Akamai Technologies, Inc. (a)	84,370	$5,625,791
Alphabet, Inc., Class A (a)	147,798	117,122,525
Alphabet, Inc., Class C (a)	148,250	114,422,315
eBay, Inc. (a)	520,802	15,462,611
Facebook, Inc., Class A (a)	1,168,915	134,483,671
VeriSign, Inc. (a)(c)	44,853	3,411,968
Yahoo!, Inc. (a)	439,431	16,992,797

		407,521,678

IT Services – 3.6%
Accenture PLC, Class A	309,612	36,264,854
Alliance Data Systems Corp.	28,262	6,457,867
Automatic Data Processing, Inc.	224,960	23,121,389
Cognizant Technology Solutions Corp., Class A (a)	304,349	17,052,674
CSRA, Inc.	70,321	2,239,021
Fidelity National Information Services, Inc.	163,935	12,400,043
Fiserv, Inc. (a)(c)	109,751	11,664,336
Global Payments, Inc.	74,184	5,149,111
International Business Machines Corp.	431,865	71,685,271
Mastercard, Inc., Class A	475,653	49,111,172
Paychex, Inc.	161,376	9,824,571
PayPal Holdings, Inc. (a)	560,959	22,141,052
Teradata Corp. (a)	62,967	1,710,813
Total System Services, Inc.	79,893	3,917,154
Visa, Inc., Class A	932,984	72,791,412
Western Union Co.	235,515	5,115,386
Xerox Corp.	411,011	3,588,126

		354,234,252

Leisure Products – 0.1%
Hasbro, Inc.	54,501	4,239,633
Mattel, Inc.	165,011	4,546,053

		8,785,686

Life Sciences Tools & Services – 0.6%
Agilent Technologies, Inc.	165,695	7,549,064
Illumina, Inc. (a)	73,845	9,455,114
Mettler-Toledo International, Inc. (a)	12,791	5,353,801
PerkinElmer, Inc.	52,828	2,754,980
Thermo Fisher Scientific, Inc.	197,497	27,866,827
Waters Corp. (a)	38,907	5,228,712

		58,208,498

Machinery – 1.5%
Caterpillar, Inc.	292,921	27,165,493
Cummins, Inc.	78,089	10,672,424
Deere & Co.	144,954	14,936,060
Dover Corp.	80,201	6,009,461
Flowserve Corp.	62,957	3,025,084
Fortive Corp.	152,436	8,175,143
Illinois Tool Works, Inc.	157,620	19,302,145
Ingersoll-Rand PLC	131,107	9,838,269
PACCAR, Inc.	176,612	11,285,507
Parker Hannifin Corp.	67,446	9,442,440
Pentair PLC	80,453	4,511,000
Snap-on, Inc.	30,107	5,156,426
Stanley Black & Decker, Inc.	76,773	8,805,095
Xylem, Inc.	86,523	4,284,619

		142,609,166

Common Stocks	Shares	Value

Media – 3.0%
CBS Corp., Class B	197,794	$12,583,654
Charter Communications, Inc., Class A (a)	108,108	31,126,455
Comcast Corp., Class A	1,189,563	82,139,325
Discovery Communications, Inc., Class A (a)(c)	72,862	1,997,148
Discovery Communications, Inc., Class C (a)	108,273	2,899,551
Interpublic Group of Cos., Inc.	194,178	4,545,707
News Corp., Class A	183,752	2,105,798
News Corp., Class B	53,983	636,999
Omnicom Group, Inc.	118,728	10,104,940
Scripps Networks Interactive, Inc., Class A	45,968	3,280,736
TEGNA, Inc.	103,491	2,213,673
Time Warner, Inc.	384,697	37,134,802
Twenty-First Century Fox, Inc., Class A	513,783	14,406,475
Twenty-First Century Fox, Inc., Class B	258,740	7,050,665
Viacom, Inc., Class B	178,557	6,267,351
Walt Disney Co.	730,897	76,174,085

		294,667,364

Metals & Mining – 0.3%
Arconic, Inc.	211,721	3,925,307
Freeport-McMoRan, Inc. (a)	628,531	8,290,324
Newmont Mining Corp.	268,012	9,131,169
Nucor Corp.	160,264	9,538,913

		30,885,713

Multi-Utilities – 1.3%
Alliant Energy Corp.	109,774	4,159,337
Ameren Corp.	124,636	6,538,405
CenterPoint Energy, Inc.	207,966	5,124,282
CMS Energy Corp.	144,104	5,997,608
Consolidated Edison, Inc.	152,303	11,221,685
Dominion Resources, Inc.	311,293	23,841,931
DTE Energy Co.	90,597	8,924,710
NiSource, Inc.	155,575	3,444,431
PG&E Corp.	251,300	15,271,501
Public Service Enterprise Group, Inc.	253,571	11,126,696
SCANA Corp.	69,011	5,057,126
Sempra Energy	125,244	12,604,556
WEC Energy Group, Inc.	159,093	9,330,804

		122,643,072

Multiline Retail – 0.5%
Dollar General Corp.	125,163	9,270,823
Dollar Tree, Inc. (a)	118,837	9,171,840
Kohl’s Corp.	87,034	4,297,739
Macy’s, Inc.	148,952	5,333,971
Nordstrom, Inc.	56,112	2,689,448
Target Corp.	282,654	20,416,099

		51,179,920

Oil, Gas & Consumable Fuels – 6.3%
Anadarko Petroleum Corp.	279,768	19,508,223
Apache Corp.	190,008	12,059,808
Cabot Oil & Gas Corp.	224,608	5,246,843
Chesapeake Energy Corp. (a)(c)	360,538	2,530,977
Chevron Corp.	941,179	110,776,768
Cimarex Energy Co.	48,702	6,618,602
Concho Resources, Inc. (a)(c)	73,386	9,730,983
ConocoPhillips	619,874	31,080,482
Devon Energy Corp.	263,195	12,020,116
EOG Resources, Inc.	287,759	29,092,435

See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	5

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp.	83,415	$5,455,341
Exxon Mobil Corp.	2,068,307	186,685,390
Hess Corp.	136,071	8,475,862
Kinder Morgan, Inc.	960,789	19,897,940
Marathon Oil Corp.	430,790	7,456,975
Marathon Petroleum Corp.	264,788	13,332,076
Murphy Oil Corp.	78,162	2,433,183
Newfield Exploration Co. (a)	95,901	3,883,990
Noble Energy, Inc.	217,450	8,276,147
Occidental Petroleum Corp.	381,881	27,201,384
ONEOK, Inc.	108,317	6,218,479
Phillips 66	221,451	19,135,581
Pioneer Natural Resources Co.	84,832	15,275,698
Range Resources Corp.	90,775	3,119,029
Southwestern Energy Co. (a)	238,278	2,578,168
Spectra Energy Corp.	349,671	14,367,981
Tesoro Corp.	57,648	5,041,318
Valero Energy Corp.	228,403	15,604,493
Williams Cos., Inc.	343,505	10,696,746

		613,801,018

Personal Products – 0.1%
Coty, Inc., Class A	228,226	4,178,818
Estee Lauder Cos., Inc., Class A	112,190	8,581,413

		12,760,231

Pharmaceuticals – 5.0%
Allergan PLC (a)	187,621	39,402,286
Bristol-Myers Squibb Co.	834,803	48,785,887
Eli Lilly & Co.	485,047	35,675,207
Endo International PLC (a)	95,736	1,576,772
Johnson & Johnson	1,356,654	156,300,107
Mallinckrodt PLC (a)	52,012	2,591,238
Merck & Co., Inc.	1,375,200	80,958,024
Mylan NV (a)	232,530	8,871,020
Perrigo Co. PLC	73,857	6,147,118
Pfizer, Inc.	3,027,659	98,338,364
Zoetis, Inc.	247,113	13,227,959

		491,873,982

Professional Services – 0.3%
Dun & Bradstreet Corp.	17,532	2,126,982
Equifax, Inc.	60,890	7,199,025
Nielsen Holdings PLC	171,360	7,188,552
Robert Half International, Inc.	62,841	3,065,384
Verisk Analytics, Inc. (a)	75,880	6,159,179

		25,739,122

Real Estate Investment Trusts (REITs) – 2.8%
American Tower Corp.	212,354	22,441,571
Apartment Investment & Management Co., Class A	75,625	3,437,156
AvalonBay Communities, Inc.	68,628	12,157,450
Boston Properties, Inc.	77,388	9,733,862
Crown Castle International Corp.	179,670	15,589,966
Digital Realty Trust, Inc. (c)	80,772	7,936,657
Equinix, Inc.	35,426	12,661,607
Equity Residential	183,227	11,792,490
Essex Property Trust, Inc.	33,329	7,748,992
Extra Space Storage, Inc.	60,740	4,691,557
Federal Realty Investment Trust	37,044	5,264,323

Common Stocks	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
General Growth Properties, Inc. (c)	297,815	$7,439,419
HCP, Inc. (c)	239,156	7,107,716
Host Hotels & Resorts, Inc.	358,526	6,754,630
Kimco Realty Corp. (c)	218,694	5,502,341
Macerich Co.	58,257	4,126,926
Mid-America Apartment Communities, Inc.	54,815	5,367,485
Prologis, Inc.	263,681	13,919,720
Public Storage	74,310	16,608,285
Realty Income Corp. (c)	131,781	7,574,772
Simon Property Group, Inc.	156,119	27,737,663
SL Green Realty Corp.	52,195	5,613,572
UDR, Inc.	128,956	4,704,315
Ventas, Inc.	176,100	11,009,772
Vornado Realty Trust	86,770	9,056,185
Welltower, Inc.	180,783	12,099,806
Weyerhaeuser Co.	375,732	11,305,776

		269,384,014

Real Estate Management & Development – 0.1%
CBRE Group, Inc., Class A (a)	155,277	4,889,673

Road & Rail – 0.9%
CSX Corp.	470,481	16,904,382
JB Hunt Transport Services, Inc.	42,440	4,119,651
Kansas City Southern	52,142	4,424,249
Norfolk Southern Corp.	147,455	15,935,462
Ryder System, Inc.	25,823	1,922,264
Union Pacific Corp.	412,010	42,717,197

		86,023,205

Semiconductors & Semiconductor Equipment – 3.3%
Analog Devices, Inc.	154,513	11,220,734
Applied Materials, Inc.	539,919	17,423,186
Broadcom Ltd.	198,108	35,019,551
First Solar, Inc. (a)(c)	37,428	1,201,065
Intel Corp.	2,366,056	85,816,851
KLA-Tencor Corp.	80,176	6,308,248
Lam Research Corp.	81,866	8,655,692
Linear Technology Corp.	121,943	7,603,146
Microchip Technology, Inc.	109,939	7,052,587
Micron Technology, Inc. (a)(c)	518,395	11,363,218
NVIDIA Corp.	269,061	28,719,571
Qorvo, Inc. (a)(c)	61,758	3,256,499
QUALCOMM, Inc.	737,238	48,067,918
Skyworks Solutions, Inc.	90,537	6,759,493
Texas Instruments, Inc.	497,937	36,334,463
Xilinx, Inc.	128,784	7,774,690

		322,576,912

Software – 4.3%
Activision Blizzard, Inc.	343,408	12,400,463
Adobe Systems, Inc. (a)	248,418	25,574,633
Autodesk, Inc. (a)	99,445	7,359,924
CA, Inc.	151,725	4,820,303
Citrix Systems, Inc. (a)	79,496	7,099,788
Electronic Arts, Inc. (a)	151,076	11,898,746
Intuit, Inc.	122,240	14,009,926
Microsoft Corp.	3,881,239	241,180,192
Oracle Corp.	1,497,178	57,566,494
Red Hat, Inc. (a)	87,447	6,095,056
salesforce.com, Inc. (a)	319,668	21,884,471
Symantec Corp.	313,290	7,484,498

		417,374,494

See Notes to Financial Statements.

6	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value

Specialty Retail – 2.4%
Advance Auto Parts, Inc.	37,829	$6,397,640
AutoNation, Inc. (a)	32,043	1,558,892
AutoZone, Inc. (a)	14,601	11,531,724
Bed Bath & Beyond, Inc.	74,541	3,029,346
Best Buy Co., Inc.	133,287	5,687,356
CarMax, Inc. (a)(c)	92,459	5,953,435
Foot Locker, Inc.	65,337	4,631,740
Gap, Inc.	105,828	2,374,780
Home Depot, Inc.	608,186	81,545,579
L Brands, Inc.	122,607	8,072,445
Lowe’s Cos., Inc.	435,464	30,970,200
O’Reilly Automotive, Inc. (a)(c)	47,319	13,174,083
Ross Stores, Inc.	200,556	13,156,474
Signet Jewelers Ltd.	36,503	3,440,773
Staples, Inc.	314,073	2,842,361
Tiffany & Co.	51,864	4,015,829
TJX Cos., Inc.	328,319	24,666,606
Tractor Supply Co.	64,544	4,893,081
Ulta Salon Cosmetics & Fragrance, Inc. (a)	29,822	7,602,821
Urban Outfitters, Inc. (a)	42,988	1,224,298

		236,769,463

Technology Hardware, Storage & Peripherals – 3.7%
Apple, Inc.	2,663,681	308,507,533
Hewlett Packard Enterprise Co.	832,702	19,268,724
HP, Inc.	861,177	12,779,867
NetApp, Inc.	134,562	4,746,002
Seagate Technology PLC	144,191	5,503,771
Western Digital Corp.	143,836	9,773,656

		360,579,553

Textiles, Apparel & Luxury Goods – 0.7%
Coach, Inc.	134,695	4,717,019
Hanesbrands, Inc.	182,429	3,934,993
Michael Kors Holdings Ltd. (a)(c)	81,611	3,507,641
NIKE, Inc., Class B	670,860	34,099,814
PVH Corp.	38,741	3,495,988
Ralph Lauren Corp.	27,223	2,458,781
Under Armour, Inc., Class A (a)(c)	88,554	2,572,494

Common Stocks	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Under Armour, Inc., Class C (a)	89,014	$2,240,482
VF Corp.	170,257	9,083,211

		66,110,423

Thrifts & Mortgage Finance – 0.0%
People’s United Financial, Inc.	150,154	2,906,981

Tobacco – 1.6
Altria Group, Inc.	972,242	65,743,004
Philip Morris International, Inc.	774,646	70,872,363
Reynolds American, Inc.	413,533	23,174,389

		159,789,756

Trading Companies & Distributors – 0.2%
Fastenal Co.	147,701	6,938,993
United Rentals, Inc. (a)	41,492	4,380,725
W.W. Grainger, Inc.	26,843	6,234,287

		17,554,005

Water Utilities – 0.1%
American Water Works Co., Inc.	91,279	6,604,948

Total Long-Term Investments (Cost – $6,362,561,639) – 98.3%		9,622,612,344

Short-Term Securities

Money Market Funds
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.87% (b)(d)(e)	67,939,998	67,953,586
BlackRock Cash Funds: Treasury, 0.45% SL Agency Shares (b)(d)	485,190,196	485,190,196

Total Short-Term Securities (Cost – $553,136,107) – 5.6%		553,143,782

Total Investments (Cost – $6,915,697,746) – 103.9%		10,175,756,126
Liabilities in Excess of Other Assets – (3.9)%		(383,997,124)

Net Assets – 100.0%		$9,791,759,002

Notes to Schedule of investments

(a)	Non-income producing security.

(b)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold		Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain (Loss)

BlackRock, Inc.	48,211	13,830		(1,336)		60,705	$ 23,100,681	$ 506,541	$(19,246)
BlackRock Cash Funds: Institutional, SL Agency Shares	374,887,021	–		(306,947,023)	[1]	67,939,998	67,953,586	1,382,685[2]	589
BlackRock Cash Funds: Prime, SL Agency Shares[3]	26,986,879	–		(26,986,879)	[1]	–	–	45,005[2]	–
BlackRock Cash Funds: Treasury, SL Agency Shares	–	485,190,196	[4]	–		485,190,196	485,190,196	422,544	23,087
PNC Financial Services Group, Inc.	193,874	52,666		(3,573)		242,967	28,417,420	449,676	(32,786)

Total							$604,661,883	$2,806,451	$(28,356)

[1]	Represents net shares sold.

[2]

Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.

[3]	No longer held by the Master Portfolio as of period end.

[4]	Represents net shares purchased.

(c)	Security, or a portion of security, is on loan.

(d)	Current yield as of period end.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	7

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation

1,945	S&P 500 E-Mini Index	March 2017	$217,470,450	$(1,593,506)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Liabilities – Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total

Futures contracts	Net unrealized depreciation[1]	–	–	$1,593,506	–	–	–	$1,593,506

[1]

Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) From:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total

Futures contracts	–	–	$31,507,247	–	–	–	$31,507,247

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	–	–	$ 426,338	–	–	–	$ 426,338

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – long	$289,535,633

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

8	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Schedule of Investments (concluded)	S&P 500 Index Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$9,622,612,344	–	–	$9,622,612,344
Short-Term Securities:
Money Market Funds	553,143,782	–	–	553,143,782

Total	$10,175,756,126	–	–	$10,175,756,126

Derivative Financial Instruments [2]
Liabilities:
Equity Contracts	$(1,593,506)	–	–	$(1,593,506)

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2016, there were no transfers between levels.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	9

Statement of Assets and Liabilities	S&P 500 Index Master Portfolio

December 31, 2016
Assets

Investments at value – unaffiliated (including securities loaned at value of $66,167,161)(cost – $6,331,483,196)	$9,571,094,243
Investments at value – affiliated (cost – $584,214,550)	604,661,883
Cash	505,291
Cash pledged for futures contracts	20,081,800
Receivables:
Dividends – unaffiliated	11,734,283
Dividends – affiliated	108,136
Securities lending income – affiliated	38,380
Contributions from investors	31,933

Total assets	10,208,255,949

Liabilities

Cash collateral on securities loaned at value	67,945,322
Payables:
Investments purchased	294,162,600
Withdrawals to investors	52,053,586
Variation margin on futures contracts	1,981,524
Investment advisory fees	277,345
Officer’s and Trustees’ fees	54,896
Professional fees	21,674

Total liabilities	416,496,947

Net Assets	$9,791,759,002

Net Assets Consist of

Investors’ capital	$6,533,294,128
Net unrealized appreciation (depreciation)	3,258,464,874

Net Assets	$9,791,759,002

See Notes to Financial Statements.

10	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Statement of Operations	S&P 500 Index Master Portfolio

Year Ended December 31, 2016
Investment Income

Dividends – unaffiliated	$174,201,452
Dividends – affiliated	2,324,945
Securities lending – affiliated – net	481,506
Foreign taxes withheld	(438,795)

Total investment income	176,569,108

Expenses

Investment advisory	3,288,651
Officer and Trustees	251,948
Professional	43,280
Miscellaneous	810

Total expenses	3,584,689
Less fees waived by the Manager	(518,820)

Total expenses after fees waived	3,065,869

Net investment income	173,503,239

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments – unaffiliated	34,602,669
Investments – affiliated	(51,443)
Futures contracts	31,507,247
Capital gain distributions from investment companies – affiliated	23,087

66,081,560

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	730,380,432
Investments – affiliated	7,580,127
Futures contracts	426,338

738,386,897

Net realized and unrealized gain	804,468,457

Net Increase in Net Assets Resulting from Operations	$977,971,696

See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	11

Statements of Changes in Net Assets	S&P 500 Index Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015
Operations

Net investment income	$173,503,239	$134,064,606
Net realized gain	66,081,560	110,235,734
Net change in unrealized appreciation (depreciation)	738,386,897	(168,377,143)

Net increase in net assets resulting from operations	977,971,696	75,923,197

Capital Transactions

Proceeds from contributions	4,303,951,279	3,573,168,628
Value of withdrawals	(2,700,021,283)	(2,187,812,801)

Net increase in net assets derived from capital transactions	1,603,929,996	1,385,355,827

Net Assets

Total increase in net assets	2,581,901,692	1,461,279,024
Beginning of year	7,209,857,310	5,748,578,286

End of year	$9,791,759,002	$7,209,857,310

Financial Highlights	S&P 500 Index Master Portfolio

	Year Ended December 31,

	2016	2015	2014	2013	2012
Total Return

Total return	11.92%	1.35%	13.63%	32.33%	15.98%

Ratios to Average Net Assets

Total expenses	0.04%	0.05%	0.05%	0.05%	0.06%

Total expenses after fees waived and/or paid indirectly	0.04%	0.04%	0.05%	0.05%	0.05%

Net investment income	2.11%	2.00%	1.98%	2.08%	2.22%

Supplemental Data

Net assets, end of year (000)	$9,791,759	$7,209,857	$5,748,578	$5,271,130	$1,717,932

Portfolio turnover rate	4%	2%	3%	2%	10%

See Notes to Financial Statements.

12	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Notes to Financial Statements	S&P 500 Index Master Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/ deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Master Portfolio had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Master Portfolio no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Master Portfolio

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	13

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

●

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

●	Investments in open-end U.S. mutual funds are valued at NAV each business day.

●	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

●	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

●

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

●

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

14	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

4. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount

Barclays Capital, Inc	$58,081	$(58,081)	–
BNP Paribas S.A.	14,178,991	(14,178,991)	–
Citigroup Global Markets, Inc	5,757,204	(5,757,204)	–
Credit Suisse Securities (USA) LLC	7,773,742	(7,773,742)	–
Goldman Sachs & Co	10,457,031	(10,457,031)	–
JP Morgan Securities LLC	14,045,411	(14,045,411)	–
Merrill Lynch, Pierce, Fenner & Smith, Inc	5,512,518	(5,512,518)	–
Scotia Capital Inc	333,384	(333,384)	–
State Street Bank & Trust Co	5,813,447	(5,813,447)	–
UBS Securities LLC	2,237,352	(2,237,352)	–

Total	$66,167,161	$(66,167,161)	–

[1]

Cash collateral with a value of $67,945,322 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

5. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Master Portfolio invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Investment Advisory and Administration: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration service to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration service to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Waivers: With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $223,592.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Master Portfolio’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

The fees and expenses of the MIP trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid

16	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2017. For the year ended December 31, 2016, the amount waived was $295,228.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective March 9, 2015, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. For the period January 1, 2015 through March 8, 2015, BTC could lend securities with respect to the Master Portfolio only when the difference between the borrower rebate rate and the risk free rate exceeded a certain level, and the Master Portfolio retained 80% (85% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending – affiliated – net in the Statement of Operations. For the year ended December 31, 2016, the Master Portfolio paid BTC $185,979 in total for securities lending agent services and collateral investment fees.

Officers and Trustees: Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2016, the purchase and sale transactions and any in net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$137,236,845	$32,401,956	$(11,815,017)

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $2,443,151,828 and $281,881,787, respectively.

8. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	17

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$6,609,249,538

Gross unrealized appreciation	$3,727,444,490
Gross unrealized depreciation	(160,937,902)

Net unrealized appreciation	$3,566,506,588

9. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

18	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	S&P 500 Index Master Portfolio

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	19

Report of Independent Registered Public Accounting Firm	S&P 500 Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Investors of S&P 500 Index Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and the transfer agent of the investee funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

20	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Officers and Trustees[1]

Name, Address[2] and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served[4]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[3]

Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2009

President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.

				26 RICs consisting of 146 Portfolios	None

Susan J. Carter 1956	Trustee	Since 2016

Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.

				26 RICs consisting of 146 Portfolios	None

Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 146 Portfolios	None

Neil A. Cotty 1954	Trustee	Since 2016

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

				26 RICs consisting of 146 Portfolios	None

Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 146 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 1947	Trustee	Since 2009

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

				26 RICs consisting of 146 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 146 Portfolios	None

Mark Stalnecker 1951	Trustee	Since 2015

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.

				26 RICs consisting of 146 Portfolios	None

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	21

Officers and Trustees[1] (continued)

Name, Address[2] and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served[4]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[3] (concluded)

Kenneth L. Urish 1951	Trustee	Since 2009

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				26 RICs consisting of 146 Portfolios	None

Claire A. Walton 1957	Trustee	Since 2016

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

				26 RICs consisting of 146 Portfolios	None

Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 146 Portfolios	None
Interested Trustees[5]

Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 220 Portfolios	None

John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)

Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Advisory Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

				128 RICs consisting of 318 Portfolios	None

[1]	As of February 16, 2017.

[2]	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[3]	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[4]	In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[5]	Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

22	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]

Thomas Callahan 1968	Vice President	Since 2016

Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President	Since 2014

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer	Since 2014

Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity- Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015

Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.

Benjamin Archibald 1975	Secretary	Since 2012

Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust/MIP serve at the pleasure of the Board.
Further information about the Trust’s/MIP’s Officers and Trustees is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2016, David O. Beim and Dr. Matina S. Horner resigned as Trustees of the Trust/MIP.

Investment Adviser BlackRock Fund Advisors San Francisco, CA 94105	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	23

NOTICE OF PRIVACY POLICY

Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This privacy policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

TRANSAMERICA PARTNERS FUNDS

PO Box 219945

Kansas City, MO 64121-9945

Customer Service: 1-888-233-4339

TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA

ASSET ALLOCATION FUNDS

Annual Report

December 31, 2016

Transamerica Partners Funds Group	Annual Report 2016

This report is not to be construed as an offering for sale of any shares of the Transamerica Partners Funds Group or the Transamerica Asset Allocation Funds, or as a solicitation of an offer to buy such shares unless preceded by or accompanied by a current prospectus which contains complete information about charges and expenses.

This is a combined annual report for the Transamerica Partners Funds Group and the Transamerica Asset Allocation Funds.

Proxy Voting Policies and Procedures

A description of the proxy voting policies and procedures for the Funds, is included in the Statement of Additional Information, which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Funds’ website at www.transamericapartners.com; or (iii) on the SEC’s website at www.sec.gov. In addition, the Funds and the underlying Transamerica Partners Portfolios in which they invest are required to file Form N-PX, with the complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Form N-PX for the twelve months ended June 30, 2016, is available without charge, upon request by calling 1-800-851-9777 and on SEC’s website at www.sec.gov.

Quarterly Portfolios

Transamerica Partners Portfolios and the Funds will file their portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Form N-Q is available on the SEC’s website at www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339.

Dear Shareholder,

On behalf of Transamerica Partners Fund Group and Transamerica Asset Allocation Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ending December 31, 2016.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. The year of 2016 began with volatility in the markets as fears of a pending recession sent stock, commodity and energy prices broadly lower. By mid-February most major U.S. stock indexes had declined by more than 10%, fixed income credit spreads had widened considerably and crude oil prices reached a multi-year low. However, in the months to follow, when it became apparent that the U.S. would not be at risk of recession, stock, energy and credit driven fixed income markets rebounded considerably and moved higher into the spring.

In late June, Great Britain’s surprise referendum vote in favor of a departure from the European Union (“Brexit”) stunned global markets, and a fast but fierce selloff in stocks ensued, and in a flight to safety, the U.S. 10-year Treasury bond yield fell to 1.37% during early July, its lowest level in history. In the weeks to follow, markets interpreted the overall global risks of Brexit to be more manageable than originally feared, and equity markets rallied to new all-time highs only weeks later.

In the third quarter, equity and fixed income markets awaited both the path of U.S. Federal Reserve (“Fed”) interest rate policy and the pending Presidential election. While it became apparent the Fed would not hike short term rates prior to the election, longer term rates nonetheless began to move higher in anticipation of a potential December rate increase. Corporate earnings trends also began to see improvement in the third quarter, and it became evident that positive profit growth for most companies would likely soon be back on the horizon.

The fourth quarter saw a dramatic shift across the markets. Following the surprise election of Donald Trump stocks began to rally again based on the perception of a more favorable business environment consisting of lower taxes, less regulation and greater infrastructure spending. Longer term bond yields also jumped to their highest levels in more than two years (2.60% on the 10-year Treasury) as the market quickly interpreted the pending Trump economic agenda to be more inflationary. As the year concluded, the Fed also raised interest rates for the first time in a year, taking the Fed Funds Rate up 0.25% to a range of 0.50% - 0.75%. This move was fully expected by the market and was perceived to be confirmation that the central bank was seeing an improving economy and higher inflationary pressures.

For the one-year period ending December 31, 2016, the S&P 500® returned 11.96% while the MSCI EAFE Index, representing international developed market equities, gained 1.51%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Partners Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Partners Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Partners Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Partners Funds.

Transamerica Partners Stock Index

(unaudited)

MARKET ENVIRONMENT

The year started with U.S. stock prices falling and increased volatility due to fears of a global economic slowdown, a possible U.S. Federal Reserve (“Fed”) rate hike, oil prices cratering, and terrorist attacks in Istanbul, Jakarta and Pakistan. Equity markets started 2016 deeply in the red as asset prices across the globe collapsed, but as oil began to rebound mid-first quarter, so did equity markets. Domestic equity markets rebounded in the second quarter of 2016, despite increased volatility in June from the historic vote for the UK to leave the European Union (“Brexit”). After the historic Brexit vote in the second quarter, equity markets seemed to signal that Brexit may have been “much ado about nothing.”

U.S. equities capitalized on the upward momentum from their second-quarter rally, which continued through the second half of the reporting period, driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter as seen by strong macro data and tightening of the U.S. labor market. As such, the Fed’s decision to raise rates by 25 basis points at the end of the reporting period did not come as a big surprise.

The fourth quarter was filled with headlines as Donald Trump unexpectedly won the U.S. Presidential election and the Fed raised interest rates for the first time all year. With the Donald Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indexes posting solid gains in November. Despite the headlines, volatility continued to be relatively muted with cyclical stocks outpacing defensive stocks in the second half of the year. The strong returns within the U.S. did not spill over globally, as equity markets diverged in the fourth quarter.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Stock Index returned 11.29%. By comparison, its benchmark, the

S&P 500®, returned 11.96%.

STRATEGY REVIEW

The Fund seeks its objective by investing in the stocks comprising the S&P 500®, a market-weighted index composed of 500 common stocks issued by large capitalization companies in a wide range of businesses. Holdings collectively represent a substantial portfolio of all common stocks publicly traded in the U.S. Throughout the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark. In keeping with its investment objective, the Fund remained positioned to match the risk characteristics of the benchmark.

U.S. large cap stocks, as represented by the S&P 500®, increased 11.96% in 2016. The strongest returns in the S&P 500® came from energy (+27.36%) in 2016. Increases were seen across most sectors, with notable results in telecommunication services (+23.49%), financials (+21.64%) and industrials (+18.37%). In contrast, health care (-2.45%) posted the only negative return for the year.

During the period, the strategy used derivatives. These positions added to performance.

Alan Mason

Greg Savage, CFA

Creighton Jue, CFA

Rachel Aguirre

Co-Portfolio Managers

BlackRock Fund Advisors

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Government Money Market

(formerly, Transamerica Partners Money Market)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year		5 Years		10 Years or Since Inception of Class	Inception Date
Transamerica Partners Government Money Market	0.00	% (A)	0.00	% (A)	0.65%	01/04/1994
Citigroup 3-Month Treasury Bill Index (B)	0.27%		0.09%		0.73%

(A) Rounds to less than 0.01% or (0.01)%.

(B) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica Partners Money Market changed its name to Transamerica Partners Government Money Market, and the Fund now operates as a “government” money market fund under new federal regulations, which became effective on October 14, 2016. A “government” money market fund invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners High Quality Bond

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners High Quality Bond	0.93%	0.66%	2.18%	07/05/1994
BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index (A)	1.28%	0.98%	2.45%	07/05/1994

(A) The BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund only pertain to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Inflation-Protected Securities

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Inflation-Protected Securities	3.47%	0.04%	3.25%	02/22/1996
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (A)	4.68%	0.89%	4.36%	02/22/1996

(A) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund only pertain to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. Market values of inflation-protected securities can be affected by changes in the market’s inflation expectations or changes in real rates of interest.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Core Bond	2.90%	2.85%	4.27%	07/05/1994
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	4.34%

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund only pertain to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners High Yield Bond	14.89%	6.61%	6.39%	01/30/1996
BofA Merrill Lynch High Yield Master II Index (A)	17.49%	7.35%	7.34%

(A) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in high-yield bond (“junk bonds”) funds may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Balanced

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Balanced	7.69%	9.52%	5.21%	07/05/1994
S&P 500® (A)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	2.65%	2.23%	4.34%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity Securities tend to go up or down more dramatically over the short term and price movements may result from individual factors as well as the market as a whole. Fixed Income Securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Large Value

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Large Value	8.85%	13.59%	3.49%	07/05/1994
Russell 1000® Value Index (A)	17.34%	14.80%	5.72%
S&P 500® (B)	11.96%	14.66%	6.95%

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Stock Index

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Stock Index	11.29%	13.95%	6.30%	03/10/1999
S&P 500® (A)	11.96%	14.66%	6.95%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Large Core

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Large Core	7.58%	14.16%	5.71%	07/05/1994
Russell 1000® Index (A)	12.05%	14.69%	7.08%
S&P 500® (B)	11.96%	14.66%	6.95%

(A) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Large Growth

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Large Growth	0.48%	13.03%	6.50%	07/05/1994
Russell 1000® Growth Index (A)	7.08%	14.50%	8.33%
S&P 500® (B)	11.96%	14.66%	6.95%

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Mid Value

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Mid Value	15.31%	15.05%	7.05%	08/15/2001
Russell Midcap® Value Index (A)	20.00%	15.70%	7.59%

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The securities of medium-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Mid Growth

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Mid Growth	11.66%	11.53%	6.81%	09/06/2001
Russell Midcap® Growth Index (A)	7.33%	13.51%	7.83%

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock, and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. The securities of medium-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Small Value

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Small Value	18.66%	12.66%	5.92%	07/10/2002
Russell 2000® Value Index (A)	31.74%	15.07%	6.26%

(A) The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock, and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. The securities of small-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large or medium-sized companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Small Core

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Small Core	22.53%	11.63%	5.23%	07/05/1994
Russell 2000® Index (A)	21.31%	14.46%	7.07%
S&P 500® (B)	11.96%	14.66%	6.95%

(A) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small companies tend to have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. The price of equity securities may rise of fall because of changes in the market or changes in a company’s financial condition. Equities are subject to market risk, meaning that stock prices in general may decline over short or extended periods of time.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners Small Growth

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners Small Growth	19.88%	11.76%	5.93%	08/09/2002
Russell 2000® Growth Index (A)	11.32%	13.74%	7.76%

(A) The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock, and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. The securities of small companies, because of the issuer’s lower market capitalization, may be more volatile than those of large or medium-sized companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Partners International Equity

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Partners International Equity	1.78%	3.65%	(1.98)%	01/19/1996
MSCI All Country World Index ex-U.S. (A)	5.01%	5.48%	1.42%

(A) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Foreign securities and markets pose special risks in addition to those customarily associated with domestic securities. These risks include, but are not limited to, currency risk, political risk, and risk associated with varying accounting standards. Investing in emerging markets may accentuate these risks.

Transamerica Partners Funds Group	Annual Report 2016

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in a mutual fund invested in a corresponding Series of Transamerica Partners Portfolios (the “Series Portfolio”) or S&P 500 Index Master Portfolio (the “Master Portfolio” or “MP”), you will bear the ongoing costs of managing the corresponding Series Portfolio or MP in which your Fund invests (such as the investment adviser’s fee and other expenses). You will also bear the cost of operating the mutual fund (such as distribution fees, administrative fees, and other expenses).

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)(D)
Transamerica Partners Government Money Market	$1,000.00	$1,000.00	$2.21	$1,022.90	$2.24	0.44%
Transamerica Partners High Quality Bond	1,000.00	997.50	5.12	1,020.00	5.18	1.02
Transamerica Partners Inflation-Protected Securities	1,000.00	983.40	5.04	1,020.10	5.13	1.01
Transamerica Partners Core Bond	1,000.00	980.60	4.68	1,020.40	4.77	0.94
Transamerica Partners High Yield Bond	1,000.00	1,073.70	5.58	1,019.80	5.43	1.07
Transamerica Partners Balanced	1,000.00	1,043.10	5.55	1,019.70	5.48	1.08
Transamerica Partners Large Value	1,000.00	1,139.80	5.27	1,020.20	4.98	0.98
Transamerica Partners Stock Index	1,000.00	1,075.00	3.29	1,022.00	3.20	0.63
Transamerica Partners Large Core	1,000.00	1,105.80	6.03	1,019.40	5.79	1.14
Transamerica Partners Large Growth	1,000.00	1,036.80	6.25	1,019.00	6.19	1.22
Transamerica Partners Mid Value	1,000.00	1,075.90	6.63	1,018.80	6.44	1.27
Transamerica Partners Mid Growth	1,000.00	1,125.40	7.64	1,017.90	7.25	1.43
Transamerica Partners Small Value	1,000.00	1,176.50	8.92	1,016.90	8.26	1.63
Transamerica Partners Small Core	1,000.00	1,177.90	8.05	1,017.70	7.46	1.47
Transamerica Partners Small Growth	1,000.00	1,134.90	9.07	1,016.60	8.57	1.69
Transamerica Partners International Equity	1,000.00	1,058.90	7.19	1,018.10	7.05	1.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Ratio reflects the expenses of both the Fund and its corresponding Series Portfolio or MP.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2016

	Government Money Market (A)	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Assets:
Investment in Series Portfolios/MP, at value (B)	$631,576,958	$103,132,523	$116,328,881	$366,089,161	$122,798,442
Receivables and other assets:
Shares sold	—	—	—	98,699	—
Due from adviser	72,477	—	5,207	—	13,252
Money market waiver due from adviser	149,593	—	—	—	—
Total assets	631,799,028	103,132,523	116,334,088	366,187,860	122,811,694

Liabilities:
Payables and other liabilities:
Shares redeemed	502,915	52,664	135,882	—	56,668
Administration/Investment advisory fees (C)	152,447	26,289	29,273	92,342	30,984
Distribution fees	127,039	21,908	24,394	76,951	25,820
Trustees, CCO and deferred compensation fees	469	81	92	286	108
Audit and tax fees	14,439	8,924	9,100	12,311	9,099
Custody and accounting fees	5,555	2,790	2,790	2,790	2,790
Legal fees	5,032	968	1,085	3,476	1,077
Printing and shareholder reports fees	39,282	7,785	8,630	26,625	8,490
Registration fees	8,146	2,769	2,992	5,932	3,119
Other	5,175	16,622	16,678	17,717	510
Total liabilities	860,499	140,800	230,916	238,430	138,665
Net assets	$630,938,529	$102,991,723	$116,103,172	$365,949,430	$122,673,029

Net assets consist of:
Paid-in capital	$630,938,529	$108,004,984	$118,972,417	$374,063,613	$141,019,976
Undistributed (distributions in excess of) net investment income (loss)	—	1,772	34,239	—	—
Accumulated net realized gain (loss) allocated from Series Portfolios/MP (B)	—	(2,945,749)	(2,449,649)	(1,690,873)	(18,689,940)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP (B)	—	(2,069,284)	(453,835)	(6,423,310)	342,993
Net assets	$630,938,529	$102,991,723	$116,103,172	$365,949,430	$122,673,029
Shares of common stock outstanding ($0.00001 par value)	630,938,527	9,297,935	10,531,081	28,576,611	14,269,400
Net asset value per share	$1.00	$11.08	$11.02	$12.81	$8.60

(A)	Formerly, Money Market
(B)	Master Portfolio (“MP”) applies only to Stock Index.
(C)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2016

	Balanced	Large Value	Stock Index	Large Core	Large Growth
Assets:
Investment in Series Portfolios/MP, at value (A)	$90,222,775	$233,228,013	$284,168,131	$79,792,965	$233,274,714
Receivables and other assets:
Shares sold	308,331	—	—	—	—
Due from Master Portfolio	—	—	158,057	—	—
Due from adviser	3,688	9,529	12,498	8,499	—
Total assets	90,534,794	233,237,542	284,338,686	79,801,464	233,274,714

Liabilities:
Payables and other liabilities:
Shares redeemed	—	215,149	158,057	14,443	152,928
Administration/Investment advisory fees (B)	22,886	59,517	97,098	20,538	59,512
Distribution fees	19,071	49,598	60,686	17,115	49,594
Trustees, CCO and deferred compensation fees	71	221	256	74	201
Audit and tax fees	8,743	10,361	11,337	8,610	10,639
Custody and accounting fees	2,790	2,790	3,089	2,790	2,790
Legal fees	810	2,061	2,810	725	2,254
Printing and shareholder reports fees	6,526	17,452	23,190	6,190	18,686
Registration fees	2,550	4,223	4,955	2,432	4,432
Other	16,565	1,142	7,418	368	17,266
Total liabilities	80,012	362,514	368,896	73,285	318,302
Net assets	$90,454,782	$232,875,028	$283,969,790	$79,728,179	$232,956,412

Net assets consist of:
Paid-in capital	$88,313,671	$342,759,184	$155,226,166	$104,828,588	$188,768,244
Undistributed (distributions in excess of) net investment income (loss)	72,977	15,016	—	2,949	—
Accumulated net realized gain (loss) allocated from Series Portfolios/MP (A)	555,868	(86,143,448)	(23,375,366)	431,697	6,067,931
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP (A)	1,512,266	(23,755,724)	152,118,990	(25,535,055)	38,120,237
Net assets	$90,454,782	$232,875,028	$283,969,790	$79,728,179	$232,956,412
Shares of common stock outstanding ($0.00001 par value)	4,467,598	8,106,909	16,324,098	2,365,622	8,645,589
Net asset value per share	$20.25	$28.73	$17.40	$33.70	$26.95

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2016

	Mid Value	Mid Growth	Small Value	Small Core	Small Growth
Assets:
Investment in Series Portfolios/MP, at value (A)	$131,493,451	$50,562,730	$37,234,856	$70,183,833	$41,455,264
Receivables and other assets:
Shares sold	—	5,170	—	—	—
Due from adviser	2,817	—	—	—	—
Total assets	131,496,268	50,567,900	37,234,856	70,183,833	41,455,264

Liabilities:
Payables and other liabilities:
Shares redeemed	50,865	—	46,901	46,106	36,290
Administration/Investment advisory fees (B)	33,439	15,067	12,149	17,884	10,550
Distribution fees	27,866	10,777	7,856	14,903	8,667
Trustees, CCO and deferred compensation fees	120	47	33	70	36
Audit and tax fees	9,255	8,255	8,077	8,426	8,124
Custody and accounting fees	2,789	2,790	2,790	2,790	2,790
Legal fees	1,210	456	320	569	349
Printing and shareholder reports fees	9,811	4,084	2,870	4,736	3,110
Registration fees	3,015	2,088	1,934	2,296	2,059
Other	16,855	16,455	16,377	16,552	16,372
Total liabilities	155,225	60,019	99,307	114,332	88,347
Net assets	$131,341,043	$50,507,881	$37,135,549	$70,069,501	$41,366,917

Net assets consist of:
Paid-in capital	$93,373,231	$51,078,553	$39,406,075	$118,469,305	$39,190,489
Undistributed (distributions in excess of) net investment income (loss)	315,334	—	—	1,765	—
Accumulated net realized gain (loss) allocated from Series Portfolios/MP (A)	1,980,410	633,831	(826,513)	(17,280,182)	539,946
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP (A)	35,672,068	(1,204,503)	(1,444,013)	(31,121,387)	1,636,482
Net assets	$131,341,043	$50,507,881	$37,135,549	$70,069,501	$41,366,917
Shares of common stock outstanding ($0.00001 par value)	6,067,438	5,319,157	2,081,412	2,226,643	2,415,230
Net asset value per share	$21.65	$9.50	$17.84	$31.47	$17.13

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2016

International Equity
Assets:
Investment in Series Portfolios/MP, at value (A)	$137,805,632
Receivables and other assets:
Due from adviser	6,631
Total assets	137,812,263

Liabilities:
Payables and other liabilities:
Shares redeemed	60,851
Administration/Investment advisory fees (B)	35,106
Distribution fees	29,255
Trustees, CCO and deferred compensation fees	124
Audit and tax fees	9,395
Custody and accounting fees	2,790
Legal fees	1,316
Printing and shareholder reports fees	10,889
Registration fees	3,251
Other	672
Total liabilities	153,649
Net assets	$137,658,614

Net assets consist of:
Paid-in capital	$261,103,952
Undistributed (distributions in excess of) net investment income (loss)	76,963
Accumulated net realized gain (loss) allocated from Series Portfolios/MP (A)	(149,954,633)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP (A)	26,432,332
Net assets	$137,658,614
Shares of common stock outstanding ($0.00001 par value)	13,592,456
Net asset value per share	$10.13

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF OPERATIONS

For the year ended December 31, 2016

	Government Money Market (A)	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Net investment income (loss) allocated from Series Portfolios/MP (B):
Dividend income	$—	$—	$—	$46,804	$85,270
Interest income	2,567,475	2,085,492	2,051,596	10,179,951	7,789,552
Net income (loss) from securities lending	—	5,050	4,441	36,754	—
Withholding taxes on foreign income	—	(2)	—	(3)	—
Expenses (net of waiver and/or reimbursement)	(1,533,687)	(391,072)	(459,850)	(1,334,346)	(658,587)
Total investment income (loss)	1,033,788	1,699,468	1,596,187	8,929,160	7,216,235

Expenses:
Administration/Investment advisory fees (C)	1,690,809	315,696	354,461	1,135,929	355,689
Distribution fees	1,409,007	263,080	295,384	946,607	296,407
Trustees, CCO and deferred compensation fees	9,859	1,913	2,194	6,911	2,293
Audit and tax fees	22,583	11,235	11,529	17,744	11,466
Custody and accounting fees	21,853	11,100	11,100	11,100	11,100
Legal fees	22,365	3,996	4,436	14,358	4,334
Printing and shareholder reports fees	132,520	18,785	20,915	65,357	20,005
Registration fees	34,387	19,330	21,912	26,968	24,156
Other	20,937	24,010	24,297	30,366	3,318
Total expenses before waiver and/or reimbursement and recapture	3,364,320	669,145	746,228	2,255,340	728,768
Expenses waived and/or reimbursed	(2,492,160)	—	(16,698)	—	(100,610)
Recapture of previously waived and/or reimbursed fees	179,474	—	—	—	—
Net expenses	1,051,634	669,145	729,530	2,255,340	628,158
Net investment income (loss)	(17,846)	1,030,323	866,657	6,673,820	6,588,077

Net realized and change in unrealized gain (loss) on investments allocated from Series Portfolios/MP (B):
Net realized gain (loss)	15,772	(514,416)	(358,382)	3,234,148	(3,212,231)
Net change in unrealized appreciation (depreciation)	—	423,732	3,527,278	1,037,667	12,992,708
Net realized and change in unrealized gain (loss)	15,772	(90,684)	3,168,896	4,271,815	9,780,477
Net increase (decrease) in net assets resulting from operations	$(2,074)	$939,639	$4,035,553	$10,945,635	$16,368,554

(A)	Formerly, Money Market.
(B)	Master Portfolio (“MP”) applies only to Stock Index.
(C)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2016

	Balanced	Large Value	Stock Index	Large Core	Large Growth
Net investment income (loss) allocated from Series Portfolios/MP (A):
Dividend income	$1,052,141	$5,542,570	$6,355,980	$1,977,855	$2,406,248
Interest income	920,982	537	52,489	182	469
Net income (loss) from securities lending	9,553	117,815	17,172	16,562	106,919
Withholding taxes on foreign income	(6,697)	(8,564)	(14,307)	(4,031)	(19,944)
Expenses (net of waiver and/or reimbursement)	(415,812)	(1,016,195)	(80,911)	(490,173)	(1,506,192)
Total investment income (loss)	1,560,167	4,636,163	6,330,423	1,500,395	987,500

Expenses:
Administration/Investment advisory fees (B)	266,202	667,357	1,194,577	236,012	725,369
Distribution fees	221,835	556,131	746,610	196,676	604,474
Trustees, CCO and deferred compensation fees	1,664	4,313	5,730	1,526	4,513
Audit and tax fees	10,820	13,773	15,793	10,571	14,399
Custody and accounting fees	11,100	11,100	10,791	11,100	11,100
Legal fees	3,360	7,846	10,835	2,839	8,987
Printing and shareholder reports fees	16,396	37,688	50,455	13,768	42,994
Registration fees	18,413	22,966	27,033	17,805	23,659
Other	23,589	5,923	15,550	2,464	27,225
Total expenses before waiver and/or reimbursement and recapture	573,379	1,327,097	2,077,374	492,761	1,462,720
Expenses waived and/or reimbursed	(20,324)	(146,069)	(209,452)	(81,885)	—
Reimbursement of custody fees (C)	—	—	(30,326)	—	—
Net expenses	553,055	1,181,028	1,837,596	410,876	1,462,720
Net investment income (loss)	1,007,112	3,455,135	4,492,827	1,089,519	(475,220)

Net realized and change in unrealized gain (loss) on investments allocated from Series Portfolios/MP (A):
Net realized gain (loss)	2,665,661	(2,693,715)	6,006,444	409,074	19,405,203
Net change in unrealized appreciation (depreciation)	2,787,190	17,017,281	19,888,171	4,101,888	(18,859,588)
Net realized and change in unrealized gain (loss)	5,452,851	14,323,566	25,894,615	4,510,962	545,615
Net increase (decrease) in net assets resulting from operations	$6,459,963	$17,778,701	$30,387,442	$5,600,481	$70,395

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Investment advisory fees only apply to Stock Index.
(C)	Reimbursement of custody fees only apply to Stock Index. Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2016

	Mid Value	Mid Growth	Small Value	Small Core	Small Growth
Net investment income (loss) allocated from Series Portfolios/MP (A):
Dividend income	$2,295,699	$413,545	$591,673	$1,159,886	$214,168
Interest income	1,787	30	200	214	323
Net income (loss) from securities lending	62,269	11,416	24,817	20,238	27,302
Withholding taxes on foreign income	(12,633)	(3,188)	(673)	(223)	—
Expenses (net of waiver and/or reimbursement)	(892,586)	(368,724)	(296,919)	(507,751)	(353,544)
Total investment income (loss)	1,454,536	53,079	319,098	672,364	(111,751)

Expenses:
Administration/Investment advisory fees (B)	391,936	147,748	104,016	188,694	115,304
Distribution fees	326,613	123,123	86,680	157,245	96,087
Trustees, CCO and deferred compensation fees	2,547	959	680	1,251	741
Audit and tax fees	11,743	9,855	9,545	10,169	9,644
Custody and accounting fees	11,100	11,100	11,100	11,100	11,100
Legal fees	4,696	1,741	1,242	2,169	1,413
Printing and shareholder reports fees	21,987	9,078	8,851	10,280	7,351
Registration fees	21,235	19,072	18,864	18,083	19,930
Other	24,684	22,726	22,380	23,050	22,436
Total expenses before waiver and/or reimbursement and recapture	816,541	345,402	263,358	422,041	284,006
Expenses waived and/or reimbursed	(65,073)	(29,307)	(17,206)	—	(13,721)
Net expenses	751,468	316,095	246,152	422,041	270,285
Net investment income (loss)	703,068	(263,016)	72,946	250,323	(382,036)

Net realized and change in unrealized gain (loss) on investments allocated from Series Portfolios/MP (A):
Net realized gain (loss)	8,144,166	1,900,194	144,248	1,259,312	5,430,676
Net change in unrealized appreciation (depreciation)	9,695,292	3,502,136	5,727,832	11,547,515	1,825,788
Net realized and change in unrealized gain (loss)	17,839,458	5,402,330	5,872,080	12,806,827	7,256,464
Net increase (decrease) in net assets resulting from operations	$18,542,526	$5,139,314	$5,945,026	$13,057,150	$6,874,428

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2016

International Equity
Net investment income (loss) allocated from Series Portfolios/MP (A):
Dividend income	$4,754,383
Interest income	4,117
Net income (loss) from securities lending	124,166
Withholding taxes on foreign income	(534,227)
Expenses (net of waiver and/or reimbursement)	(1,163,401)
Total investment income (loss)	3,185,038

Expenses:
Administration/Investment advisory fees (B)	424,527
Distribution fees	353,773
Trustees, CCO and deferred compensation fees	2,725
Audit and tax fees	12,000
Custody and accounting fees	11,100
Legal fees	5,113
Printing and shareholder reports fees	24,603
Registration fees	22,757
Other	3,947
Total expenses before waiver and/or reimbursement and recapture	860,545
Expenses waived and/or reimbursed	(43,904)
Net expenses	816,641
Net investment income (loss)	2,368,397

Net realized and change in unrealized gain (loss) on investments allocated from Series Portfolios/MP (A):
Net realized gain (loss)	(6,505,044)
Net change in unrealized appreciation (depreciation)	6,432,453
Net realized and change in unrealized gain (loss)	(72,591)
Net increase (decrease) in net assets resulting from operations	$2,295,806

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Investment advisory fees only apply to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Government Money Market (A) (B)		High Quality Bond		Inflation-Protected Securities
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations allocated from Series Portfolios/MP (C):
Net investment income (loss)	$(17,846)	$(600)	$1,030,323	$740,605	$866,657	$(389,820)
Net realized gain (loss)	15,772	2,348	(514,416)	(263,373)	(358,382)	(430,856)
Net change in unrealized appreciation (depreciation)	—	—	423,732	(411,612)	3,527,278	(2,528,751)
Net increase (decrease) in net assets resulting from operations	(2,074)	1,748	939,639	65,620	4,035,553	(3,349,427)

Dividends and/or distributions to shareholders:
Net investment income	—	—	(1,533,399)	(1,654,649)	(967,940)	—
Return of capital	—	—	—	(55,885)	—	(151,483)
Total dividends and/or distributions to shareholders	—	—	(1,533,399)	(1,710,534)	(967,940)	(151,483)

Capital share transactions:
Proceeds from shares sold	288,741,293	749,307,114	13,276,114	26,273,195	7,867,151	28,111,283
Dividends and/or distributions reinvested	—	—	1,533,399	1,710,534	967,940	151,483
Cost of shares redeemed	(208,211,401)	(697,510,792)	(20,064,743)	(20,710,354)	(15,969,688)	(20,927,235)
Net increase (decrease) in net assets resulting from capital share transactions	80,529,892	51,796,322	(5,255,230)	7,273,375	(7,134,597)	7,335,531
Net increase (decrease) in net assets	80,527,818	51,798,070	(5,848,990)	5,628,461	(4,066,984)	3,834,621

Net assets:
Beginning of year	550,410,711	498,612,641	108,840,713	103,212,252	120,170,156	116,335,535
End of year	$630,938,529	$550,410,711	$102,991,723	$108,840,713	$116,103,172	$120,170,156
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$1,772	$—	$34,239	$—

Capital share transactions - shares:
Shares sold	288,741,293	749,307,189	1,187,130	2,325,993	713,569	2,531,756
Shares reinvested	—	—	137,388	152,233	87,264	13,885
Shares redeemed	(208,211,401)	(697,510,864)	(1,793,775)	(1,837,862)	(1,446,225)	(1,902,832)
Net increase (decrease) in shares outstanding	80,529,892	51,796,325	(469,257)	640,364	(645,392)	642,809

(A)	Formerly, Money Market.
(B)	Effective May 2, 2016, the Fund underwent a 10.61-for-1 share split. The Capital share transactions - shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	Master Portfolio (“MP”) applies only to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Core Bond		High Yield Bond		Balanced
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations allocated from Series Portfolios/MP (A):
Net investment income (loss)	$6,673,820	$6,579,722	$6,588,077	$6,701,694	$1,007,112	$930,299
Net realized gain (loss)	3,234,148	737,042	(3,212,231)	(2,037,372)	2,665,661	4,428,149
Net change in unrealized appreciation (depreciation)	1,037,667	(8,157,858)	12,992,708	(10,574,866)	2,787,190	(5,708,493)
Net increase (decrease) in net assets resulting from operations	10,945,635	(841,094)	16,368,554	(5,910,544)	6,459,963	(350,045)

Dividends and/or distributions to shareholders:
Net investment income	(7,582,576)	(7,142,263)	(6,606,608)	(6,686,456)	(1,097,995)	(1,005,819)
Net realized gains	(2,698,607)	(1,833,325)	—	—	(1,641,858)	(608,233)
Return of capital	—	—	(55,042)	—	—	—
Total dividends and/or distributions to shareholders	(10,281,183)	(8,975,588)	(6,661,650)	(6,686,456)	(2,739,853)	(1,614,052)

Capital share transactions:
Proceeds from shares sold	45,040,096	103,502,352	8,389,851	31,668,169	8,426,436	40,264,495
Dividends and/or distributions reinvested	10,281,183	8,975,588	6,661,650	6,686,456	2,739,853	1,614,052
Cost of shares redeemed	(72,406,112)	(87,049,392)	(19,381,065)	(35,944,699)	(14,972,910)	(26,820,512)
Net increase (decrease) in net assets resulting from capital share transactions	(17,084,833)	25,428,548	(4,329,564)	2,409,926	(3,806,621)	15,058,035
Net increase (decrease) in net assets	(16,420,381)	15,611,866	5,377,340	(10,187,074)	(86,511)	13,093,938

Net assets:
Beginning of year	382,369,811	366,757,945	117,295,689	127,482,763	90,541,293	77,447,355
End of year	$365,949,430	$382,369,811	$122,673,029	$117,295,689	$90,454,782	$90,541,293
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$—	$17,219	$72,977	$17,921

Capital share transactions - shares:
Shares sold	3,449,211	7,876,473	1,036,122	3,635,427	425,280	2,021,235
Shares reinvested	792,567	692,007	803,225	790,314	135,875	83,222
Shares redeemed	(5,527,997)	(6,661,247)	(2,379,539)	(4,174,597)	(761,855)	(1,358,528)
Net increase (decrease) in shares outstanding	(1,286,219)	1,907,233	(540,192)	251,144	(200,700)	745,929

(A)	Master Portfolio (“MP”) applies only to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Large Value		Stock Index		Large Core
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations allocated from Series Portfolios/MP (A):
Net investment income (loss)	$3,455,135	$2,648,969	$4,492,827	$5,062,665	$1,089,519	$693,470
Net realized gain (loss)	(2,693,715)	27,907,737	6,006,444	8,189,824	409,074	10,247,095
Net change in unrealized appreciation (depreciation)	17,017,281	(32,548,795)	19,888,171	(10,073,384)	4,101,888	(11,873,592)
Net increase (decrease) in net assets resulting from operations	17,778,701	(1,992,089)	30,387,442	3,179,105	5,600,481	(933,027)

Dividends and/or distributions to shareholders:
Net investment income	(3,554,128)	(2,692,378)	(4,468,463)	(5,596,875)	(1,116,364)	(710,248)
Net realized gains	—	—	—	—	(537,954)	(598,534)
Total dividends and/or distributions to shareholders	(3,554,128)	(2,692,378)	(4,468,463)	(5,596,875)	(1,654,318)	(1,308,782)

Capital share transactions:
Proceeds from shares sold	5,351,049	37,188,116	38,743,787	85,883,195	2,535,130	15,413,391
Dividends and/or distributions reinvested	3,554,128	2,692,378	4,468,463	5,596,875	1,654,318	1,308,782
Cost of shares redeemed	(36,253,884)	(75,267,884)	(114,194,487)	(158,153,609)	(12,716,568)	(25,646,761)
Net increase (decrease) in net assets resulting from capital share transactions	(27,348,707)	(35,387,390)	(70,982,237)	(66,673,539)	(8,527,120)	(8,924,588)
Net increase (decrease) in net assets	(13,124,134)	(40,071,857)	(45,063,258)	(69,091,309)	(4,580,957)	(11,166,397)

Net assets:
Beginning of year	245,999,162	286,071,019	329,033,048	398,124,357	84,309,136	95,475,533
End of year	$232,875,028	$245,999,162	$283,969,790	$329,033,048	$79,728,179	$84,309,136
Undistributed (distributions in excess of) net investment income (loss)	$15,016	$6,140	$—	$8,215	$2,949	$—

Capital share transactions - shares:
Shares sold	216,175	1,338,011	2,457,551	5,352,973	82,828	462,512
Shares reinvested	134,497	99,536	271,289	354,359	51,705	40,863
Shares redeemed	(1,420,868)	(2,731,985)	(7,133,914)	(9,847,062)	(404,860)	(769,390)
Net increase (decrease) in shares outstanding	(1,070,196)	(1,294,438)	(4,405,074)	(4,139,730)	(270,327)	(266,015)

(A)	Master Portfolio (“MP”) applies only to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Large Growth		Mid Value		Mid Growth
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations allocated from Series Portfolios/MP (A):
Net investment income (loss)	$(475,220)	$(730,213)	$703,068	$1,106,660	$(263,016)	$(445,992)
Net realized gain (loss)	19,405,203	16,822,735	8,144,166	10,739,422	1,900,194	9,064,941
Net change in unrealized appreciation (depreciation)	(18,859,588)	6,445,111	9,695,292	(13,086,403)	3,502,136	(9,680,616)
Net increase (decrease) in net assets resulting from operations	70,395	22,537,633	18,542,526	(1,240,321)	5,139,314	(1,061,667)

Dividends and/or distributions to shareholders:
Net investment income	—	—	(850,221)	(1,244,221)	—	—
Net realized gains	(14,346,100)	(16,099,095)	(7,676,405)	(5,123,541)	(2,494,684)	(4,948,601)
Total dividends and/or distributions to shareholders	(14,346,100)	(16,099,095)	(8,526,626)	(6,367,762)	(2,494,684)	(4,948,601)

Capital share transactions:
Proceeds from shares sold	8,130,870	44,890,374	6,992,716	28,599,381	1,969,160	15,220,890
Dividends and/or distributions reinvested	14,346,100	16,099,095	8,526,626	6,367,762	2,494,684	4,948,601
Cost of shares redeemed	(41,932,775)	(67,462,259)	(28,803,425)	(53,819,919)	(10,566,828)	(19,777,404)
Net increase (decrease) in net assets resulting from capital share transactions	(19,455,805)	(6,472,790)	(13,284,083)	(18,852,776)	(6,102,984)	392,087
Net increase (decrease) in net assets	(33,731,510)	(34,252)	(3,268,183)	(26,460,859)	(3,458,354)	(5,618,181)

Net assets:
Beginning of year	266,687,922	266,722,174	134,609,226	161,070,085	53,966,235	59,584,416
End of year	$232,956,412	$266,687,922	$131,341,043	$134,609,226	$50,507,881	$53,966,235
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$315,334	$—	$—	$—

Capital share transactions - shares:
Shares sold	307,610	1,522,220	340,714	1,336,438	229,328	1,427,197
Shares reinvested	520,534	572,922	389,416	319,455	264,112	558,074
Shares redeemed	(1,532,919)	(2,286,428)	(1,380,161)	(2,525,373)	(1,211,244)	(1,883,241)
Net increase (decrease) in shares outstanding	(704,775)	(191,286)	(650,031)	(869,480)	(717,804)	102,030

(A)	Master Portfolio (“MP”) applies only to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Small Value		Small Core		Small Growth
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations allocated from Series Portfolios/MP (A):
Net investment income (loss)	$72,946	$132,478	$250,323	$339,308	$(382,036)	$(272,883)
Net realized gain (loss)	144,248	9,092,442	1,259,312	681,424	5,430,676	2,208,274
Net change in unrealized appreciation (depreciation)	5,727,832	(11,952,876)	11,547,515	(8,497,153)	1,825,788	(838,718)

Net increase (decrease) in net assets resulting from operations	5,945,026	(2,727,956)	13,057,150	(7,476,421)	6,874,428	1,096,673

Dividends and/or distributions to shareholders:
Net investment income	(109,421)	(105,731)	(306,962)	(383,563)	—	(84,765)
Net realized gains	—	(1,804,796)	—	—	(4,402,885)	(2,496,538)
Return of capital	(17,235)	—	—	—	—	—
Total dividends and/or distributions to shareholders	(126,656)	(1,910,527)	(306,962)	(383,563)	(4,402,885)	(2,581,303)

Capital share transactions:
Proceeds from shares sold	2,146,039	7,894,460	3,854,797	7,425,983	2,349,580	10,555,474
Dividends and/or distributions reinvested	126,656	1,910,527	306,962	383,563	4,402,885	2,581,303
Cost of shares redeemed	(7,418,689)	(9,563,945)	(8,962,897)	(20,020,146)	(8,077,669)	(10,379,775)
Net increase (decrease) in net assets resulting from capital share transactions	(5,145,994)	241,042	(4,801,138)	(12,210,600)	(1,325,204)	2,757,002
Net increase (decrease) in net assets	672,376	(4,397,441)	7,949,050	(20,070,584)	1,146,339	1,272,372

Net assets:
Beginning of year	36,463,173	40,860,614	62,120,451	82,191,035	40,220,578	38,948,206
End of year	$37,135,549	$36,463,173	$70,069,501	$62,120,451	$41,366,917	$40,220,578
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$1,765	$—	$—	$—

Capital share transactions - shares:
Shares sold	142,591	457,090	140,281	264,499	142,221	601,048
Shares reinvested	8,356	126,462	11,465	14,091	253,185	159,236
Shares redeemed	(486,121)	(561,296)	(331,790)	(720,861)	(498,311)	(593,494)
Net increase (decrease) in shares outstanding	(335,174)	22,256	(180,044)	(442,271)	(102,905)	166,790

(A)	Master Portfolio (“MP”) applies only to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	International Equity
	December 31, 2016	December 31, 2015
From operations allocated from Series Portfolios/MP (A):
Net investment income (loss)	$2,368,397	$2,893,934
Net realized gain (loss)	(6,505,044)	(4,247,186)
Net change in unrealized appreciation (depreciation)	6,432,453	(3,603,202)
Net increase (decrease) in net assets resulting from operations	2,295,806	(4,956,454)

Dividends and/or distributions to shareholders:
Net investment income	(2,336,315)	(2,802,483)
Return of capital	—	(226,738)
Total dividends and/or distributions to shareholders	(2,336,315)	(3,029,221)

Capital share transactions:
Proceeds from shares sold	7,755,345	31,119,973
Dividends and/or distributions reinvested	2,336,315	3,029,221
Cost of shares redeemed	(23,628,229)	(37,163,322)
Net increase (decrease) in net assets resulting from capital share transactions	(13,536,569)	(3,014,128)
Net increase (decrease) in net assets	(13,577,078)	(10,999,803)

Net assets:
Beginning of year	151,235,692	162,235,495
End of year	$137,658,614	$151,235,692
Undistributed (distributions in excess of) net investment income (loss)	$76,963	$—

Capital share transactions - shares:
Shares sold	841,096	2,852,931
Shares reinvested	239,330	272,685
Shares redeemed	(2,426,021)	(3,462,681)
Net increase (decrease) in shares outstanding	(1,345,595)	(337,065)

(A)	Master Portfolio (“MP”) applies only to Stock Index.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Government Money Market (A) (B)
	December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations: (C)
Net investment income (loss) (D)	(0.00	)(E)	(0.00	)(E)	(0.00	)(E)	(0.00	)(E)	—
Net realized and unrealized gain (loss)	0.00	(E)	0.00	(E)	0.00	(E)	0.00	(E)	—
Total investment operations	(0.00	)(E)	(0.00	)(E)	(0.00	)(E)	0.00	(E)	—
Dividends and/or distributions to shareholders:
Net investment income	—		—		—		(0.00	)(E)	—
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (F)	0.00	%(G)	0.00	%(G)	0.00	%(G)	0.00	%(G)	0.00	%(G)
Ratio and supplemental data:
Net assets end of year (000’s)	$630,939		$550,411		$498,613		$474,926		$399,195
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.88%		0.87%		0.87%		0.87%		0.88%
Including waiver and/or reimbursement and recapture (H)	0.46	%(I)(J)	0.29%		0.23%		0.22%		0.18%
Net investment income (loss) to average net assets (C)	(0.00	)%(G)	(0.00	)%(G)	(0.00	)%(G)	(0.00	)%(G)	—%

(A)	Formerly, Money Market.
(B)	Effective May 2, 2016, the Fund underwent a 10.61-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(D)	Calculated based on average number of shares outstanding.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(G)	Rounds to less than 0.01% or (0.01)%.
(H)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(J)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	High Quality Bond
December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.14	$11.31	$11.44	$11.66	$11.59
Investment operations: (A)
Net investment income (loss) (B)	0.11	0.08	0.10	0.14	0.17
Net realized and unrealized gain (loss)	(0.01)	(0.08)	(0.08)	(0.16)	0.10
Total investment operations	0.10	0.00	(C)	0.02	(0.02)	0.27
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.16)	(0.15)	(0.20)	(0.20)
Return of capital	—	(0.01)	—	—	—
Total dividends and/or distributions to shareholders	(0.16)	(0.17)	(0.15)	(0.20)	(0.20)
Net asset value, end of year	$11.08	$11.14	$11.31	$11.44	$11.66
Total return (D)	0.93%	0.04%	0.18%	(0.16)%	2.32%
Ratio and supplemental data:
Net assets end of year (000’s)	$102,992	$108,841	$103,212	$83,399	$69,978
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.02%	0.99%	1.00%	1.00%	1.03%
Including waiver and/or reimbursement	1.01	%(E)(F)	0.99%	1.00%	1.00%	1.00%
Net investment income (loss) to average net assets (A)	0.98%	0.67%	0.86%	1.20%	1.48%
Portfolio turnover rate of Series Portfolio	92%	70%	92%	77%	68%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Inflation-Protected Securities
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.75		$11.04	$10.96	$12.25	$12.46
Investment operations: (A)
Net investment income (loss) (B)	0.08		(0.03)	0.06	(0.02)	0.11
Net realized and unrealized gain (loss)	0.28		(0.25)	0.20	(1.06)	0.69
Total investment operations	0.36		(0.28)	0.26	(1.08)	0.80
Dividends and/or distributions to shareholders:
Net investment income	(0.09)		—	(0.10)	—	(0.15)
Net realized gains	—		—	(0.02)	(0.21)	(0.86)
Return of capital	—		(0.01)	(0.06)	—	—
Total dividends and/or distributions to shareholders	(0.09)		(0.01)	(0.18)	(0.21)	(1.01)
Net asset value, end of year	$11.02		$10.75	$11.04	$10.96	$12.25
Total return (C)	3.47%		(2.51)%	2.32%	(8.79)%	6.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$116,103		$120,170	$116,336	$96,888	$96,283
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.07%		1.04%	1.03%	1.02%	1.03%
Including waiver and/or reimbursement (D)	1.01	%(E)(F)	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average net assets (A)	0.73%		(0.31)%	0.55%	(0.14)%	0.87%
Portfolio turnover rate of Series Portfolio	52%		54%	81%	99%	103%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	Core Bond
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$12.80		$13.12	$12.85	$13.57	$13.15
Investment operations: (A)
Net investment income (loss) (B)	0.23		0.22	0.26	0.27	0.33
Net realized and unrealized gain (loss)	0.15		(0.24)	0.47	(0.48)	0.66
Total investment operations	0.38		(0.02)	0.73	(0.21)	0.99
Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.24)	(0.31)	(0.45)	(0.37)
Net realized gains	(0.10)		(0.06)	(0.15)	(0.06)	(0.20)
Total dividends and/or distributions to shareholders	(0.37)		(0.30)	(0.46)	(0.51)	(0.57)
Net asset value, end of year	$12.81		$12.80	$13.12	$12.85	$13.57
Total return (C)	2.90%		(0.16)%	5.71%	(1.54)%	7.64%
Ratio and supplemental data:
Net assets end of year (000’s)	$365,949		$382,370	$366,758	$316,099	$357,948
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	0.97%		0.96%	0.97%	0.98%	0.99%
Including waiver and/or reimbursement	0.95	%(D)(E)	0.96%	0.97%	0.98%	0.99%
Net investment income (loss) to average net assets (A)	1.76%		1.69%	1.99%	2.06%	2.44%
Portfolio turnover rate of Series Portfolio	50%		46%	184%	200%	297%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	High Yield Bond
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$7.92		$8.76	$9.00	$8.93	$8.35
Investment operations: (A)
Net investment income (loss) (B)	0.46		0.45	0.48	0.53	0.59
Net realized and unrealized gain (loss)	0.69		(0.84)	(0.24)	0.07	0.59
Total investment operations	1.15		(0.39)	0.24	0.60	1.18
Dividends and/or distributions to shareholders:
Net investment income	(0.47)		(0.45)	(0.48)	(0.53)	(0.60)
Return of capital	(0.00	)(C)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.47)		(0.45)	(0.48)	(0.53)	(0.60)
Net asset value, end of year	$8.60		$7.92	$8.76	$9.00	$8.93
Total return (D)	14.89%		(4.67)%	2.68%	6.91%	14.55%
Ratio and supplemental data:
Net assets end of year (000’s)	$122,673		$117,296	$127,483	$121,202	$115,923
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.19%		1.18%	1.19%	1.19%	1.22%
Including waiver and/or reimbursement	1.09	%(E)(F)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets (A)	5.56%		5.21%	5.35%	5.86%	6.75%
Portfolio turnover rate of Series Portfolio	38%		44%	97%	51%	102%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	Balanced
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$19.39		$19.75	$18.12	$15.65	$14.06
Investment operations: (A)
Net investment income (loss) (B)	0.22		0.20	0.21	0.14	0.18
Net realized and unrealized gain (loss)	1.27		(0.22)	1.65	2.60	1.61
Total investment operations	1.49		(0.02)	1.86	2.74	1.79
Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.21)	(0.23)	(0.27)	(0.20)
Net realized gains	(0.38)		(0.13)	—	—	—
Total dividends and/or distributions to shareholders	(0.63)		(0.34)	(0.23)	(0.27)	(0.20)
Net asset value, end of year	$20.25		$19.39	$19.75	$18.12	$15.65
Total return (C)	7.69%		(0.08)%	10.35%	17.65%	12.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$90,455		$90,541	$77,447	$52,672	$41,680
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.18%		1.16%	1.21%	1.28%	1.30%
Including waiver and/or reimbursement (D)	1.09	%(E)(F)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets (A)	1.13%		1.00%	1.09%	0.85%	1.22%
Portfolio turnover rate of Series Portfolio	37%		50%	92%	123%	150%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Large Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$26.81		$27.32	$25.19	$18.55	$16.14
Investment operations: (A)
Net investment income (loss) (B)	0.40		0.26	0.19	0.26	0.27
Net realized and unrealized gain (loss)	1.94		(0.50)	2.13	6.64	2.42
Total investment operations	2.34		(0.24)	2.32	6.90	2.69
Dividends and/or distributions to shareholders:
Net investment income	(0.42)		(0.27)	(0.19)	(0.26)	(0.28)
Net asset value, end of year	$28.73		$26.81	$27.32	$25.19	$18.55
Total return (C)	8.85%		(0.87)%	9.25%	37.38%	16.75%
Ratio and supplemental data:
Net assets end of year (000’s)	$232,875		$245,999	$286,071	$254,779	$207,103
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.07%		1.06%	1.06%	1.07%	1.08%
Including waiver and/or reimbursement	0.99	%(D)(E)(F)	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average net assets (A)	1.55%		0.95%	0.71%	1.17%	1.56%
Portfolio turnover rate of Series Portfolio	48%		65%	69%	99%	48%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	Stock Index
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of year	$15.87		$16.01	$14.37		$11.08		$9.80
Investment operations: (A)
Net investment income (loss) (B)	0.24	(C)	0.22	0.21		0.19		0.18
Net realized and unrealized gain (loss)	1.54		(0.11)	1.64		3.29		1.32
Total investment operations	1.78		0.11	1.85		3.48		1.50
Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.25)	(0.21)		(0.19)		(0.22)
Net asset value, end of year	$17.40		$15.87	$16.01		$14.37		$11.08
Total return (D)	11.29%		0.71%	12.93%		31.57%		15.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$283,970		$329,033	$398,124		$375,076		$325,263
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	0.74%		0.74%	0.70%		0.69%		0.72%
Including waiver and/or reimbursement	0.64	%(C)(E)(F)	0.65%	0.65	%(E)	0.65	%(E)	0.65	%(E)
Net investment income (loss) to average net assets (A)	1.50	%(C)	1.38%	1.38%		1.45%		1.67%
Portfolio turnover rate of MP	4%		2%	3%		2%		10%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio (“MP”).
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the Fund. The Expenses to average net assets including waiver and/or reimbursement, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(E)	Includes reimbursement or waiver of fees at the underlying MP level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Large Core
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$31.98		$32.90	$28.86	$21.32	$18.49
Investment operations: (A)
Net investment income (loss) (B)	0.44		0.25	0.15	0.23	0.23
Net realized and unrealized gain (loss)	1.95		(0.68)	4.04	7.54	2.85
Total investment operations	2.39		(0.43)	4.19	7.77	3.08
Dividends and/or distributions to shareholders:
Net investment income	(0.45)		(0.26)	(0.15)	(0.23)	(0.25)
Net realized gains	(0.22)		(0.23)	—	—	—
Total dividends and/or distributions to shareholders	(0.67)		(0.49)	(0.15)	(0.23)	(0.25)
Net asset value, end of year	$33.70		$31.98	$32.90	$28.86	$21.32
Total return (C)	7.58%		(1.31)%	14.56%	36.59%	16.68%
Ratio and supplemental data:
Net assets end of year (000’s)	$79,728		$84,309	$95,476	$81,058	$62,843
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.26%		1.25%	1.25%	1.26%	1.28%
Including waiver and/or reimbursement	1.15	%(D)(E)(F)	1.15%	1.15%	1.15%	1.15%
Net investment income (loss) to average net assets (A)	1.38%		0.75%	0.50%	0.90%	1.15%
Portfolio turnover rate of Series Portfolio	47%		64%	70%	116%	54%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	Large Growth
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$28.52		$27.95	$28.71	$21.35		$18.71
Investment operations: (A)
Net investment income (loss) (B)	(0.05)		(0.08)	(0.05)	(0.01)		0.03
Net realized and unrealized gain (loss)	0.21		2.42	2.87	7.38		2.63
Total investment operations	0.16		2.34	2.82	7.37		2.66
Dividends and/or distributions to shareholders:
Net investment income	—		—	—	(0.01)		(0.02)
Net realized gains	(1.73)		(1.77)	(3.58)	—		—
Total dividends and/or distributions to shareholders	(1.73)		(1.77)	(3.58)	(0.01)		(0.02)
Net asset value, end of year	$26.95		$28.52	$27.95	$28.71		$21.35
Total return (C)	0.48%		8.54%	10.06%	34.54%		14.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$232,956		$266,688	$266,722	$248,821		$207,916
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.25%		1.23%	1.24%	1.25%		1.25%
Including waiver and/or reimbursement	1.23	%(D)(E)	1.23%	1.24%	1.24	%(F)	1.25	%(F)
Net investment income (loss) to average net assets (A)	(0.19)%		(0.26)%	(0.18)%	(0.03)%		0.15%
Portfolio turnover rate of Series Portfolio	36%		33%	73%	49%		53%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(F)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Mid Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$20.04		$21.23	$19.04	$14.46		$12.26
Investment operations: (A)
Net investment income (loss) (B)	0.11		0.15	0.15	0.06		0.11
Net realized and unrealized gain (loss)	2.96		(0.37)	2.20	4.60		2.20
Total investment operations	3.07		(0.22)	2.35	4.66		2.31
Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.18)	(0.16)	(0.08)		(0.11)
Net realized gains	(1.32)		(0.79)	—	—		—
Total dividends and/or distributions to shareholders	(1.46)		(0.97)	(0.16)	(0.08)		(0.11)
Net asset value, end of year	$21.65		$20.04	$21.23	$19.04		$14.46
Total return (C)	15.31%		(1.00)%	12.37%	32.30%		18.88%
Ratio and supplemental data:
Net assets end of year (000’s)	$131,341		$134,609	$161,070	$156,087		$127,161
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.32%		1.29%	1.30%	1.30%		1.32%
Including waiver and/or reimbursement	1.26	%(D)(E)	1.25%	1.25%	1.25	%(F)	1.25	%(F)
Net investment income (loss) to average net assets (A)	0.54%		0.72%	0.77%	0.38%		0.78%
Portfolio turnover rate of Series Portfolio	50%		37%	92%	53%		71%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(F)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.

For a share outstanding during the years indicated:	Mid Growth
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$8.94		$10.04	$10.25	$10.47	$9.90
Investment operations: (A)
Net investment income (loss) (B)	(0.05)		(0.08)	0.01	(0.07)	(0.05)
Net realized and unrealized gain (loss)	1.08		(0.13)	0.72	2.99	1.36
Total investment operations	1.03		(0.21)	0.73	2.92	1.31
Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.01)	—	—
Net realized gains	(0.47)		(0.89)	(0.93)	(3.14)	(0.74)
Total dividends and/or distributions to shareholders	(0.47)		(0.89)	(0.94)	(3.14)	(0.74)
Net asset value, end of year	$9.50		$8.94	$10.04	$10.25	$10.47
Total return (C)	11.66%		(1.95)%	7.41%	29.54%	13.29%
Ratio and supplemental data:
Net assets end of year (000’s)	$50,508		$53,966	$59,584	$57,872	$52,310
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.50%		1.39%	1.41%	1.41%	1.41%
Including waiver and/or reimbursement (D)	1.39	%(E)(F)	1.35%	1.35%	1.35%	1.35%
Net investment income (loss) to average net assets (A)	(0.53)%		(0.72)%	0.06%	(0.60)%	(0.51)%
Portfolio turnover rate of Series Portfolio	79%		70%	60%	234%	178%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Small Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$15.09		$17.07	$16.06	$12.09	$10.54
Investment operations: (A)
Net investment income (loss) (B)	0.03		0.05	0.05	(0.01)	0.09
Net realized and unrealized gain (loss)	2.78		(1.21)	1.02	4.03	1.52
Total investment operations	2.81		(1.16)	1.07	4.02	1.61
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		(0.04)	(0.06)	(0.05)	(0.06)
Net realized gains	—		(0.78)	—	—	—
Return of capital	(0.01)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.06)		(0.82)	(0.06)	(0.05)	(0.06)
Net asset value, end of year	$17.84		$15.09	$17.07	$16.06	$12.09
Total return (C)	18.66%		(6.75)%	6.69%	33.31%	15.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$37,136		$36,463	$40,861	$35,786	$26,117
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.69%		1.56%	1.57%	1.57%	1.61%
Including waiver and/or reimbursement (D)	1.57	%(E)(F)	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) to average net assets (A)	0.21%		0.32%	0.34%	(0.08)%	0.80%
Portfolio turnover rate of Series Portfolio	89%		133%	18%	16%	15%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	Small Core
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$25.81		$28.85	$27.98	$21.10	$18.54
Investment operations: (A)
Net investment income (loss) (B)	0.11		0.13	0.12	0.03	0.08
Net realized and unrealized gain (loss)	5.68		(3.02)	0.88	6.89	2.58
Total investment operations	5.79		(2.89)	1.00	6.92	2.66
Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.15)	(0.13)	(0.04)	(0.10)
Net asset value, end of year	$31.47		$25.81	$28.85	$27.98	$21.10
Total return (C)	22.53%		(10.05)%	3.58%	32.80%	14.33%
Ratio and supplemental data:
Net assets end of year (000’s)	$70,070		$62,120	$82,191	$89,084	$80,670
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.51%		1.46%	1.45%	1.46%	1.47%
Including waiver and/or reimbursement	1.48	%(D)(E)	1.46%	1.45%	1.46%	1.47%
Net investment income (loss) to average net assets (A)	0.40%		0.46%	0.43%	0.12%	0.41%
Portfolio turnover rate of Series Portfolio	122%		132%	148%	195%	59%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Small Growth
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$15.97		$16.56	$17.63	$12.86	$12.78
Investment operations: (A)
Net investment income (loss) (B)	(0.17)		(0.11)	(0.17)	(0.17)	(0.11)
Net realized and unrealized gain (loss)	3.38		0.60	0.55	4.94	0.19
Total investment operations	3.21		0.49	0.38	4.77	0.08
Dividends and/or distributions to shareholders:
Net investment income	—		(0.04)	—	—	—
Net realized gains	(2.05)		(1.04)	(1.45)	—	—
Total dividends and/or distributions to shareholders	(2.05)		(1.08)	(1.45)	—	—
Net asset value, end of year	$17.13		$15.97	$16.56	$17.63	$12.86
Total return (C)	19.88%		2.89%	2.45%	37.09%	0.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$41,367		$40,221	$38,948	$35,415	$25,251
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.69%		1.56%	1.60%	1.62%	1.69%
Including waiver and/or reimbursement (D)	1.62	%(E)(F)	1.55%	1.55%	1.55%	1.55%
Net investment income (loss) to average net assets (A)	(0.99)%		(0.64)%	(1.02)%	(1.11)%	(0.82)%
Portfolio turnover rate of Series Portfolio	75%		53%	78%	72%	209%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

For a share outstanding during the years indicated:	International Equity
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.12		$10.62	$11.82	$10.53	$9.21
Investment operations: (A)
Net investment income (loss) (B)	0.17		0.19	0.25	0.08	0.11
Net realized and unrealized gain (loss)	(0.00	) (C)	(0.50)	(1.20)	1.31	1.41
Total investment operations	0.17		(0.31)	(0.95)	1.39	1.52
Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.18)	(0.25)	(0.10)	(0.20)
Return of capital	—		(0.01)	—	—	—
Total dividends and/or distributions to shareholders	(0.16)		(0.19)	(0.25)	(0.10)	(0.20)
Net asset value, end of year	$10.13		$10.12	$10.62	$11.82	$10.53
Total return (D)	1.78%		(3.08)%	(8.22)%	13.27%	16.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$137,659		$151,236	$162,235	$157,125	$142,538
Expenses to average net assets (A)
Excluding waiver and/or reimbursement	1.46%		1.42%	1.43%	1.45%	1.43%
Including waiver and/or reimbursement	1.40	%(E)(F)	1.40%	1.40%	1.40%	1.40%
Net investment income (loss) to average net assets (A)	1.67%		1.71%	2.12%	0.73%	1.12%
Portfolio turnover rate of Series Portfolio	23%		23%	28%	116%	23%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(E)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Partners Funds Group (the “Trust”), a Massachusetts business trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The Trust is composed of twenty-one different series that are separate investment funds. Sixteen of the series are doing business as Transamerica Partners Fund Group, which are diversified open-ended management companies as defined by the 1940 Act. The funds (each, a “Fund” and collectively, the “Funds”) are listed below. Each Fund, with the exception of Transamerica Partners Stock Index, invests all of its investable assets in a corresponding series of Transamerica Partners Portfolios (the “Series Portfolio”). Transamerica Partners Stock Index invests all of its investable assets in the S&P 500 Index Master Portfolio (the “Master Portfolio” or “MP”).

Fund
Transamerica Partners Government Money Market (“Government Money Market”) (A)
Transamerica Partners High Quality Bond (“High Quality Bond”)
Transamerica Partners Inflation-Protected Securities (“Inflation-Protected Securities”)
Transamerica Partners Core Bond (“Core Bond”)
Transamerica Partners High Yield Bond (“High Yield Bond”)
Transamerica Partners Balanced (“Balanced”)
Transamerica Partners Large Value (“Large Value”)
Transamerica Partners Stock Index (“Stock Index”)
Transamerica Partners Large Core (“Large Core”)
Transamerica Partners Large Growth (“Large Growth”)
Transamerica Partners Mid Value (“Mid Value”)
Transamerica Partners Mid Growth (“Mid Growth”)
Transamerica Partners Small Value (“Small Value”)
Transamerica Partners Small Core (“Small Core”)
Transamerica Partners Small Growth (“Small Growth”)
Transamerica Partners International Equity (“International Equity”)

(A)	Formerly, Transamerica Partners Money Market. The Fund transitioned from a “prime” money market fund to a “government” money market fund on May 1, 2016.

The Funds’ Board of Trustees (the “Board”) approved the reorganization of each Fund (the “Target Funds”) into a new or existing series of Transamerica Funds (the “Destination Funds”).

The proposed reorganizations into existing Destination Funds are as follows:

Target Fund	Destination Fund
Government Money Market	Transamerica Government Money Market
Core Bond	Transamerica Intermediate Bond
High Yield Bond	Transamerica High Yield Bond
Mid Value	Transamerica Mid Cap Value Opportunities
Mid Growth	Transamerica Mid Cap Growth
Small Value	Transamerica Small Cap Value
Small Core	Transamerica Small Cap Core
Small Growth	Transamerica Small Cap Growth
International Equity	Transamerica International Equity

The proposed reorganizations into newly organized Destination Funds are as follows:

Target Fund	Destination Fund
High Quality Bond	Transamerica High Quality Bond
Inflation-Protected Securities	Transamerica Inflation-Protected Securities
Balanced	Transamerica Balanced II
Large Value	Transamerica Large Value Opportunities
Stock Index	Transamerica Stock Index
Large Core	Transamerica Large Core
Large Growth	Transamerica Large Growth

Each proposed reorganization is subject to Target Fund shareholder approval and other closing conditions. If the reorganizations are consummated, Target Fund shareholders will receive newly-issued Class R shares of the corresponding Destination Fund.

Transamerica Partners Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

1. ORGANIZATION (continued)

The financial statements of the Series Portfolio and the MP are included within this report and should be read in conjunction with the Funds’ financial statements.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Investment valuation: The value of each Fund’s investments in the corresponding Series Portfolio or MP, as noted within the Statements of Assets and Liabilities, reflects that Fund’s proportional interest in the net assets of the corresponding series of the Series Portfolio or the MP.

The valuation policy for the underlying securities held by the Series Portfolio is discussed in the Series Portfolio’s Notes to Financial Statements, which accompany this report. The valuation policy for the underlying securities held by the MP is discussed in the MP’s Notes to Financial Statements, which accompany this report.

Transamerica Partners Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Each Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the corresponding series of the Series Portfolio or the MP. All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Series Portfolio or the MP are allocated pro rata among the investors and recorded by the Funds on a daily basis.

Operating expenses: The Trust accounts separately for the assets, liabilities, and operations of each of the Funds. Expenses attributable to a Fund are charged to that Fund.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment adviser and administrator, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Trust are also officers and/or trustees of TAM, TFS, and TCI. No interested trustees, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receive compensation from the Trust. Similarly, none of the Trust’s officers and interested trustees receives compensation from the Funds. The independent trustees of the Trust are also trustees of the affiliated investment companies, for which they receive fees.

As of December 31, 2016, the percentage of each Fund’s interest in the Series Portfolio or MP, including any open receivable or payable, is as follows:

Fund	Percentage of Interest in Series Portfolio or MP
Government Money Market	67.25%
High Quality Bond	31.36
Inflation-Protected Securities	48.77
Core Bond	31.98
High Yield Bond	14.77
Balanced	60.17
Large Value	29.38
Stock Index	2.90
Large Core	27.75
Large Growth	28.34
Mid Value	15.10
Mid Growth	50.07
Small Value	52.71
Small Core	27.67
Small Growth	58.49
International Equity	37.93

Transamerica Partners Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2016, the percentage of each Fund’s net assets owned by affiliated investors are as follows:

Government Money Market	Value	Percentage of Net Assets
Transamerica Asset Allocation – Intermediate Horizon	$644,260	0.10%
Transamerica Asset Allocation – Intermediate/Long Horizon	298,510	0.05
Transamerica Asset Allocation – Long Horizon	80,640	0.01
Transamerica Asset Allocation – Short Horizon	443,394	0.07
Transamerica Asset Allocation – Short/Intermediate Horizon	359,399	0.06
Total	$1,826,203	0.29%

High Quality Bond
Transamerica Asset Allocation – Intermediate Horizon	$21,020,814	20.41%
Transamerica Asset Allocation – Intermediate/Long Horizon	3,178,647	3.09
Transamerica Asset Allocation – Long Horizon	377,067	0.37
Transamerica Asset Allocation – Short Horizon	31,062,572	30.15
Transamerica Asset Allocation – Short/Intermediate Horizon	25,044,018	24.32
Total	$80,683,118	78.34%

Inflation-Protected Securities
Transamerica Asset Allocation – Intermediate Horizon	$30,711,125	26.45%
Transamerica Asset Allocation – Intermediate/Long Horizon	13,957,480	12.02
Transamerica Asset Allocation – Long Horizon	2,475,959	2.13
Transamerica Asset Allocation – Short Horizon	28,619,404	24.65
Transamerica Asset Allocation – Short/Intermediate Horizon	23,679,996	20.40
Total	$99,443,964	85.65%

Core Bond
Transamerica Asset Allocation – Intermediate Horizon	$61,719,710	16.87%
Transamerica Asset Allocation – Intermediate/Long Horizon	24,006,536	6.56
Transamerica Asset Allocation – Long Horizon	2,974,782	0.81
Transamerica Asset Allocation – Short Horizon	83,664,982	22.86
Transamerica Asset Allocation – Short/Intermediate Horizon	58,729,124	16.05
Total	$231,095,134	63.15%

High Yield Bond
Transamerica Asset Allocation – Intermediate Horizon	$16,762,306	13.66%
Transamerica Asset Allocation – Intermediate/Long Horizon	6,854,654	5.59
Transamerica Asset Allocation – Long Horizon	1,580,245	1.29
Transamerica Asset Allocation – Short Horizon	19,696,812	16.06
Transamerica Asset Allocation – Short/Intermediate Horizon	15,272,951	12.45
Total	$60,166,968	49.05%

Large Value
Transamerica Asset Allocation – Intermediate Horizon	$39,626,789	17.01%
Transamerica Asset Allocation – Intermediate/Long Horizon	30,030,560	12.90
Transamerica Asset Allocation – Long Horizon	17,468,153	7.50
Transamerica Asset Allocation – Short Horizon	6,032,871	2.59
Transamerica Asset Allocation – Short/Intermediate Horizon	16,485,499	7.08
Total	$109,643,872	47.08%

Large Growth
Transamerica Asset Allocation – Intermediate Horizon	$36,991,492	15.89%
Transamerica Asset Allocation – Intermediate/Long Horizon	29,920,193	12.84
Transamerica Asset Allocation – Long Horizon	17,387,268	7.46
Transamerica Asset Allocation – Short Horizon	5,709,015	2.45
Transamerica Asset Allocation – Short/Intermediate Horizon	16,281,650	6.99
Total	$106,289,618	45.63%

Transamerica Partners Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Mid Value	Value	Percentage of Net Assets
Transamerica Asset Allocation – Intermediate Horizon	$8,869,523	6.75%
Transamerica Asset Allocation – Intermediate/Long Horizon	8,169,137	6.22
Transamerica Asset Allocation – Long Horizon	5,365,076	4.08
Transamerica Asset Allocation – Short/Intermediate Horizon	4,015,242	3.06
Total	$26,418,978	20.11%

Mid Growth
Transamerica Asset Allocation – Intermediate Horizon	$8,825,130	17.47%
Transamerica Asset Allocation – Intermediate/Long Horizon	8,150,401	16.14
Transamerica Asset Allocation – Long Horizon	4,981,176	9.86
Transamerica Asset Allocation – Short/Intermediate Horizon	3,769,459	7.46
Total	$25,726,166	50.93%

Small Value
Transamerica Asset Allocation – Intermediate Horizon	$8,885,940	23.93%
Transamerica Asset Allocation – Intermediate/Long Horizon	8,375,131	22.55
Transamerica Asset Allocation – Long Horizon	5,311,664	14.30
Total	$22,572,735	60.78%

Small Core
Transamerica Asset Allocation – Short Horizon	$3,905,612	5.57%
Transamerica Asset Allocation – Short/Intermediate Horizon	3,918,110	5.60
Total	$7,823,722	11.17%

Small Growth
Transamerica Asset Allocation – Intermediate Horizon	$9,277,670	22.43%
Transamerica Asset Allocation – Intermediate/Long Horizon	8,365,200	20.22
Transamerica Asset Allocation – Long Horizon	5,240,743	12.67
Total	$22,883,613	55.32%

International Equity
Transamerica Asset Allocation – Intermediate Horizon	$31,068,557	22.57%
Transamerica Asset Allocation – Intermediate/Long Horizon	26,417,021	19.19
Transamerica Asset Allocation – Long Horizon	16,649,414	12.09
Transamerica Asset Allocation – Short Horizon	3,642,234	2.65
Transamerica Asset Allocation – Short/Intermediate Horizon	12,144,059	8.82
Total	$89,921,285	65.32%

Investment advisory fees: TAM provides general investment advice to each Fund pursuant to the investment advisory agreement. For its services, with the exception of Stock Index, each Fund is allocated investment advisory fees based on the interest owned in the corresponding Series Portfolio. The advisory fees are accrued daily on Average Net Assets (“ANA”) and payable monthly at an annual rate set forth in the Series Portfolio’s Notes to Financial Statements, which accompany this report. Currently, each Fund, other than Stock Index, invests all of its assets in a corresponding Series Portfolio, and the fees payable to TAM under the investment advisory agreement are reduced completely by the aggregate advisory fees allocated to the Funds by the corresponding Series Portfolio. For all Funds, excluding Stock Index, the investment advisory fees for each Fund is included within the Statements of Operations within Net investment income (loss) allocated from the Series Portfolio, in Expenses (net of waiver and/or reimbursement).

Stock Index pays TAM an annual fee of 0.40% of the Fund’s daily ANA, which includes both advisory and administrative services. This amount is reduced by the advisory fee charged by the MP of 0.05%. The investment advisory fees for Stock Index are included in Administration/Investment advisory fees within the Statements of Operations.

TAM has contractually agreed to waive and/or reimburse expenses of each Fund through May 1, 2017, to the extent that total operating expenses based on daily ANAs, including the expenses of the Series Portfolio or MP, and excluding interest expense, brokerage commissions, and certain extraordinary expenses exceed the following stated annual operating expense limits to the Fund’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations. Fee waivers and/or reimbursements are not subject to recapture by TAM in future years.

Transamerica Partners Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Operating Expense Limit
Government Money Market	0.80%
High Quality Bond	1.00
Inflation-Protected Securities	1.00
Core Bond	1.00
High Yield Bond	1.10
Balanced	1.10
Large Value	1.00
Stock Index	0.65
Large Core	1.15
Large Growth	1.25
Mid Value	1.25
Mid Growth	1.35
Small Value	1.50
Small Core	1.50
Small Growth	1.55
International Equity	1.40

Government Money Market: TAM, on a voluntary basis and in addition to the contractual waivers, has agreed to waive fees and/or reimburse expenses of Money Market to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM at any time. TAM is entitled to recapture any amounts waived and/or reimbursed during any of the previous thirty-six months upon Money Market attaining such yield as the Trust’s officers reasonably determine. Waived and/or reimbursed expenses related to the maintenance of yield are included in Expenses waived and/or reimbursed within the Statement of Operations.

For the years ended December 31, 2014, December 31, 2015 and December 31, 2016, the amounts waived by TAM due to the maintenance of the yield are as follows:

Amounts Waived from Fiscal Years
2014	2015	2016	Total
$ 2,650,745	$ 2,568,520	$ 2,055,156	$ 7,274,421

As of December 31, 2016, the balances available for recapture by TAM due to the maintenance of the yield are as follows:

Amounts Available from Fiscal Years
2014	2015	2016	Total
$ 2,650,745	$ 2,568,520	$ 2,055,156	$ 7,274,421

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into an underwriting agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25%.

Administrative and transfer agent service fees: Effective March 1, 2016, the Trust has entered into an administrative services agreement with TAM for fund administration and transfer agent services. The Funds pay a fee to TAM (except Stock Index) at an annual rate of 0.30% on each Fund’s daily ANA. The administrative fees are included in Administration/Investment advisory fees within the Statements of Assets and Liabilities and Statements of Operations. TFS continues to provide transfer agency services to the Funds. The Funds do not pay a separate transfer agency fee. Prior to March 1, 2016, TFS provided administrative services to the Funds.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the

Transamerica Partners Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

4. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Funds had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Funds have no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Funds performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Government Money Market	1	100.00%	0.00%
High Quality Bond	1	100.00%	0.00%
Inflation-Protected Securities	1	100.00%	0.00%
Core Bond	1	100.00%	0.00%
High Yield Bond	1	100.00%	0.00%
Balanced	1	99.92%	0.00%
Large Value	1	99.95%	0.00%
Stock Index	1	100.00%	0.00%
Large Core	1	99.83%	0.00%
Large Growth	1	100.00%	0.00%
Mid Value	1	99.74%	0.00%
Mid Growth	1	100.00%	0.00%
Small Value	1	100.00%	0.00%
Small Core	1	100.00%	0.00%
Small Growth	1	100.00%	0.00%
International Equity	1	100.00%	0.00%

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distributions in excess of current earnings, capital loss carryforward expiration, ordinary loss netting to reduce short-term capital gains, partnership basis adjustments, adjustments to prior

Transamerica Partners Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

year accumulated balances, and net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (loss)
Government Money Market	$(179,251)	$17,846	$161,405
High Quality Bond	(71,058)	504,848	(433,790)
Inflation-Protected Securities	276,220	135,522	(411,742)
Core Bond	260,384	908,756	(1,169,140)
High Yield Bond	493,010	1,312	(494,322)
Balanced	436,182	145,939	(582,121)
Large Value	(1,349,596)	107,869	1,241,727
Stock Index	(1,084,777)	(32,579)	1,117,356
Large Core	(25,245)	29,794	(4,549)
Large Growth	(78,583)	475,220	(396,637)
Mid Value	(73,824)	462,487	(388,663)
Mid Growth	(198,002)	263,016	(65,014)
Small Value	(15,842)	36,475	(20,633)
Small Core	(262,723)	58,404	204,319
Small Growth	(29,477)	382,036	(352,559)
International Equity	731,393	44,881	(776,274)

As of December 31, 2016, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Expires on December 31,		Unlimited
Fund	2017	2018	Short-Term	Long-Term
Government Money Market	$—	$—	$—	$—
High Quality Bond	410,813	—	661,573	1,873,363
Inflation-Protected Securities	—	—	1,102,887	1,346,762
High Yield Bond	12,895,121	—	1,223,688	4,571,131
Large Value	83,470,520	—	2,672,928	—
Stock Index	12,691,188	10,684,178	—	—
Small Value	—	—	826,513	—
Small Core	17,280,182	—	—	—
International Equity	137,902,335	—	1,532,727	10,519,571

During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Government Money Market	$177,177
Large Value	1,209,473
Stock Index	7,123,800
Large Growth	766,345
Small Core	1,427,532

Transamerica Partners Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are listed below. Funds not listed in the table below do not have distributions during 2016 and 2015.

	2016 Distributions Paid From			2015 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Government Money Market	$—	$—	$—	$—	$—	$—
High Quality Bond	1,533,399	—	—	1,654,649	—	55,885
Inflation-Protected Securities	967,940	—	—	—	—	151,483
Core Bond	10,135,008	146,175	—	8,647,158	328,430	—
High Yield Bond	6,606,608	—	55,042	6,686,456	—	—
Balanced	1,280,309	1,459,544	—	1,005,819	608,233	—
Large Value	3,554,128	—	—	2,692,378	—	—
Stock Index	4,468,463	—	—	5,596,875	—	—
Large Core	1,116,364	537,954	—	707,216	601,566	—
Large Growth	—	14,346,100	—	—	16,099,095	—
Mid Value	1,594,094	6,932,532	—	1,223,296	5,144,466	—
Mid Growth	213,829	2,280,855	—	373,651	4,574,950	—
Small Value	109,421	—	17,235	158,001	1,752,526	—
Small Core	306,962	—	—	383,563	—	—
Small Growth	—	4,402,885	—	—	2,581,303	—
International Equity	2,336,315	—	—	2,802,483	—	226,738

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Capital Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Government Money Market	$—	$—	$—	$—	$—	$—
High Quality Bond	1,772	—	(2,945,749)	—	(1,064,542)	(1,004,742)
Inflation-Protected Securities	34,239	—	(2,449,649)	—	(155,190)	(298,645)
Core Bond	—	—	—	(1,690,873)	(2,224,117)	(4,199,193)
High Yield Bond	—	—	(18,689,940)	—	783,436	(440,443)
Balanced	102,771	526,074	—	—	(5,158,316)	6,670,582
Large Value	15,016	—	(86,143,448)	—	(52,993,417)	29,237,693
Stock Index	—	—	(23,375,366)	—	45,626,771	106,492,219
Large Core	2,949	431,697	—	—	(36,057,706)	10,522,651
Large Growth	—	6,067,931	—	—	(787,292)	38,907,529
Mid Value	1,120,548	1,175,196	—	—	15,619,245	20,052,823
Mid Growth	62,023	571,808	—	—	(4,591,860)	3,387,357
Small Value	—	—	(826,513)	—	(7,545,683)	6,101,670
Small Core	1,765	—	(17,280,182)	—	(39,176,424)	8,055,037
Small Growth	—	623,211	—	(83,265)	(4,384,698)	6,021,180
International Equity	76,963	—	(149,954,633)	—	34,430,714	(7,998,382)

Federal tax cost of investments: The net unrealized appreciation/depreciation of the Funds’ investment in the Series Portfolio/MP consists of an allocated portion of the Series Portfolio/MP unrealized appreciation/depreciation on a tax basis.

Fund	Market Value	Cost	Net Unrealized Appreciation (Depreciation)
Government Money Market	$631,576,958	$631,576,958	$—
High Quality Bond	103,132,523	104,137,265	(1,004,742)
Inflation-Protected Securities	116,328,881	116,627,526	(298,645)
Core Bond	366,089,161	370,288,354	(4,199,193)
High Yield Bond	122,798,442	123,238,885	(440,443)
Balanced	90,222,775	83,552,193	6,670,582

Transamerica Partners Funds Group	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Market Value	Cost	Net Unrealized Appreciation (Depreciation)
Large Value	$233,228,013	$203,990,320	$29,237,693
Stock Index	284,168,131	177,675,912	106,492,219
Large Core	79,792,965	69,270,314	10,522,651
Large Growth	233,274,714	194,367,185	38,907,529
Mid Value	131,493,451	111,440,628	20,052,823
Mid Growth	50,562,730	47,175,373	3,387,357
Small Value	37,234,856	31,133,186	6,101,670
Small Core	70,183,833	62,128,796	8,055,037
Small Growth	41,455,264	35,434,084	6,021,180
International Equity	137,805,632	145,804,014	(7,998,382)

6. STOCK SPLIT

Effective May 2, 2016, Government Money Market underwent a 10.61-for-1 share split. The net effect of the share split was to decrease each Fund’s NAV per share and increase the number of shares outstanding, with no impact to the aggregate market value of shares outstanding. The historical capital share activity presented within the Statements of Changes in Net Assets and the per share data presented within the Financial Highlights have been retroactively adjusted to reflect the share split.

7. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

8. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Funds custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to Stock Index in September 2016 as a reimbursement. The amounts applicable to Stock Index, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Partners Funds Group	Annual Report 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Partners Funds Group:

We have audited the accompanying statements of assets and liabilities of Transamerica Partners Government Money Market Fund (formerly Transamerica Partners Money Market Fund), Transamerica Partners High Quality Bond Fund, Transamerica Partners Inflation-Protected Securities Fund, Transamerica Partners Core Bond Fund, Transamerica Partners High Yield Bond Fund, Transamerica Partners Balanced Fund, Transamerica Partners Large Value Fund, Transamerica Partners Stock Index Fund, Transamerica Partners Large Core Fund, Transamerica Partners Large Growth Fund, Transamerica Partners Mid Value Fund, Transamerica Partners Mid Growth Fund, Transamerica Partners Small Value Fund, Transamerica Partners Small Core Fund, Transamerica Partners Small Growth Fund and Transamerica Partners International Equity Fund (sixteen of the funds constituting Transamerica Partners Funds Group) (collectively, the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds (sixteen of the funds constituting Transamerica Partners Funds Group) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Partners Funds Group	Annual Report 2016

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the long-term capital gain designations for the year ended December 31, 2016 are as follows:

Fund	Long-Term Capital Gain Designation
Core Bond	$146,175
Balanced	1,459,544
Large Core	537,954
Large Growth	14,346,100
Mid Value	6,932,532
Mid Growth	2,280,855
Small Growth	4,402,885

Transamerica Partners Funds Group	Annual Report 2016

Management Review

(unaudited)

MARKET ENVIRONMENT

Investors were greeted with quite a few points of angst at the beginning of 2016. Among the major concerns were rapidly declining energy prices, a weakening Chinese economy and recessionary fears in the U.S. After an initial sell-off that took the S&P 500® down by over 10%, risk assets recovered, and the S&P 500® was back to even for the year by the end of the first quarter.

The second quarter ushered in relative calm to markets, with support coming from a string of better-than-expected economic news, including metrics on the consumer and employment. Energy markets rebounded somewhat, and yields on Treasuries crept lower as inflation fears remained subdued. The end of the second quarter was met with higher volatility after the surprise result of Great Britain’s referendum to leave the European Union (“Brexit”).

The third quarter began with markets still reeling from Brexit, but like most of the sell-offs in this eight-year bull market, the stresses subsided quickly and new all-time highs were reached in the Dow Jones Industrial Average and the S&P 500® by mid-July. The highs in equity markets corresponded with the yearly low of 1.37% reached on the 10-year U.S. Treasury, as investors saw a continuation of slow but positive economic growth and low but stable inflation.

The fourth quarter was defined by two major events; one was expected, one was not. Investors were met with a November surprise when businessman Donald Trump, who was forecast to lose by most polling agencies, defeated Hillary Clinton in the Presidential election. An initial negative reaction was short-lived, and markets quickly began to see the win as a potential economic regime shift toward higher inflation, more infrastructure spending and less regulation. All three of these dynamics were viewed as “pro-growth” by the business community and asset markets, with most equity and commodity markets achieving gains. Market rates spiked notably with the yield on the benchmark 10-year Treasury moving to 2.45% by year end, causing the largest drop in the broad bond market since 2013.

The other major dynamic affecting markets in the fourth quarter was the highly anticipated federal funds rate increase in December. This second rate increase in as many years was of little surprise to investors, as it had been well forecasted by the U.S. Federal Reserve (“Fed”) and well predicted by the futures markets. Perhaps more interesting to investors was the Fed’s projection that its base case was for multiple rate increases in 2017, hinting that it saw the potential for increasing inflation and strong employment markets.

PERFORMANCE

Transamerica Asset Allocation – Short Horizon: For the year ended December 31, 2016, Transamerica Asset Allocation – Short Horizon returned 4.16%. By comparison its primary and secondary benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the Transamerica Asset Allocation – Short Horizon Benchmark Blend, returned 2.65% and 4.89%, respectively.

Transamerica Asset Allocation – Short/Intermediate Horizon: For the year ended December 31, 2016, Transamerica Asset Allocation – Short/Intermediate Horizon returned 4.56%. By comparison its primary, secondary, and additional benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® and the Transamerica Asset Allocation – Short/Intermediate Horizon Benchmark Blend, returned 2.65%, 11.96% and 6.20%, respectively.

Transamerica Asset Allocation – Intermediate Horizon: For the year ended December 31, 2016, Transamerica Asset Allocation – Intermediate Horizon returned 5.49%. By comparison its primary, secondary, and additional benchmarks, the S&P 500®, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Transamerica Asset Allocation – Intermediate Horizon Benchmark Blend, returned 11.96%, 2.65% and 7.55%, respectively.

Transamerica Asset Allocation – Intermediate/Long Horizon: For the year ended December 31, 2016, Transamerica Asset Allocation – Intermediate/Long Horizon returned 6.26%. By comparison its primary and secondary benchmarks, the S&P 500® and the

Transamerica Asset Allocation – Intermediate/Long Horizon Benchmark Blend, returned 11.96% and 8.74%, respectively.

Transamerica Asset Allocation – Long Horizon: For the year ended December 31, 2016, Transamerica Asset Allocation – Long Horizon returned 6.81%. By comparison its primary and secondary benchmarks, the S&P 500® and the Transamerica Asset Allocation – Long Horizon Benchmark Blend, returned 11.96% and 9.78%, respectively.

STRATEGY REVIEW

Our Transamerica Asset Allocation Funds seek to simplify the investment decision and diversification processes by providing investors with a set of funds with pre-determined target asset allocations based on different retirement time horizons. The underlying equity and fixed income components are invested proportionally. Each Transamerica Asset Allocation Funds has a unique fixed income and equity allocation.

Transamerica Partners Funds Group	Annual Report 2016

Management Review

(unaudited)

STRATEGY REVIEW (continued)

Transamerica Asset Allocation – Short Horizon invests approximately 90% in fixed income funds and 10% in equity funds.

The Fund’s best-performing holding in 2016 on an absolute basis was Transamerica Partners Small Core with a gain of 22.53%. Its target weight in the portfolio was 2%. Transamerica Partners High Yield Bond, which returned 14.89%, was the largest positive contributor.

While no holdings produced negative returns, Transamerica Partners Large Growth added minimally to portfolio returns with a return of 0.48% and a portfolio weighting of 3%.

The holding that achieved the strongest benchmark-relative performance (i.e., outperformed its underlying benchmark by the most) during the period was Transamerica Partners Mid Growth, while Transamerica Partners Large Value had the weakest benchmark-relative performance.

Transamerica Asset Allocation – Short/Intermediate Horizon invests approximately 70% in fixed income funds and 30% in equity funds.

The Fund’s best-performing holding in 2016 on an absolute basis was Transamerica Partners Small Core with a gain of 22.53%. Its target weight in the portfolio was 2%. Transamerica Partners High Yield Bond, which returned 14.89%, was the largest positive contributor to portfolio performance.

While no holdings produced negative returns, Transamerica Partners Large Growth added minimally to portfolio returns with return of 0.48% and a portfolio weighting of 8.5%.

The holding that achieved the strongest benchmark-relative performance (i.e., outperformed its underlying benchmark by the most) during the period was Transamerica Partners Mid Growth, while Transamerica Partners Large Value had the weakest benchmark-relative performance.

Transamerica Asset Allocation – Intermediate Horizon invests approximately 50% in fixed income funds and 50% in equity funds.

The Fund’s best-performing holding over the full year was Transamerica Partners Small Growth with a gain of 19.88%. Transamerica Partners Large Value was largest positive contributor to overall portfolio performance.

While no holdings produced negative returns for the full year, Transamerica Partners Large Growth added minimally to portfolio returns with a full-year return of 0.48% and a portfolio weighting of 13%.

Transamerica Partners Small Growth achieved the strongest benchmark-relative performance (i.e., outperformed its underlying benchmark by the most) during the period, while Transamerica Partners Small Value had the weakest benchmark-relative performance.

Transamerica Asset Allocation – Intermediate/Long Horizon invests approximately 30% in fixed income funds and 70% in equity funds.

The Fund’s best-performing holding in 2016 on an absolute basis was Transamerica Partners Small Growth with a gain of 19.88%. It was assigned a target allocation in the portfolio of 4.5%. Transamerica Partners Large Value was the largest positive contributor to overall portfolio performance.

While no holdings produced negative returns for the full year, Transamerica Partners High Quality Bond added minimally to portfolio returns with a return of 0.93% and a portfolio weighting of 2%.

The holding that achieved the strongest benchmark-relative performance (i.e., outperformed its underlying benchmark by the most) during the period was Transamerica Partners Small Growth, while Transamerica Partners Small Value had the weakest benchmark-relative performance.

Transamerica Asset Allocation – Long Horizon invests approximately 10% in fixed income funds and 90% in equity funds.

The Fund’s best-performing holding on an absolute basis was Transamerica Partners Small Growth with a gain of 19.88%. It was assigned a target allocation in the portfolio of 6%. Transamerica Partners Large Value was the largest positive contributor to overall portfolio performance.

Transamerica Partners Funds Group	Annual Report 2016

Management Review

(unaudited)

STRATEGY REVIEW (continued)

While no holdings produced negative returns for the full year, Transamerica Partners High Quality Bond added little to portfolio returns with a return of 0.93% and a portfolio weighting of only 0.5%.

The holding that achieved the strongest benchmark-relative performance (i.e., outperformed its underlying benchmark by the most) during the period was Transamerica Partners Small Growth, while Transamerica Partners Small Value had the weakest benchmark-relative performance.

Christopher A. Staples, CFA

Kane S. Cotton, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Partners Funds Group	Annual Report 2016

Transamerica Asset Allocation – Short Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Asset Allocation - Short Horizon	4.16%	3.18%	3.94%	06/13/1996
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	4.34%
Transamerica Asset Allocation - Short Horizon Benchmark Blend (A) (B) (C) (D) (E) (F) (G) (H)	4.89%	3.32%	4.44%

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Asset Allocation - Short Horizon Benchmark Blend is composed of the following benchmarks: 46% Bloomberg Barclays U.S. Aggregate Bond Index, 17% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 15% Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, 10% BofA Merrill Lynch High Yield Master II Index, 8% Russell 3000® Index, 2% Citigroup 3-Month Treasury Bill Index, and 2% MSCI World Index ex-U.S.

(C) The BofA Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(D) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(E) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(F) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(G) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

(H) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Asset Allocation Funds	Annual Report 2016

Transamerica Asset Allocation – Short/Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Asset Allocation - Short/Intermediate Horizon	4.56%	4.95%	3.99%	05/05/1998
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	4.34%
S&P 500® (B)	11.96%	14.66%	6.95%
Transamerica Asset Allocation - Short/Intermediate Horizon Benchmark Blend (A) (C) (D) (E) (F) (G) (H) (I)	6.20%	5.40%	4.86%

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Transamerica Asset Allocation - Short/Intermediate Horizon Benchmark Blend is composed of the following benchmarks: 34% Bloomberg Barclays U.S. Aggregate Bond Index, 23% Russell 3000® Index, 14% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 12% Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, 8% BofA Merrill Lynch High Yield Master II Index, 7% MSCI World Index ex-U.S., and 2% Citigroup 3-Month Treasury Bill Index.

(D) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The BofA Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(F) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(H) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(I) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Asset Allocation Funds	Annual Report 2016

Transamerica Asset Allocation – Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Asset Allocation - Intermediate Horizon	5.49%	6.72%	4.07%	06/13/1996
S&P 500® (A)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	2.65%	2.23%	4.34%
Transamerica Asset Allocation - Intermediate Horizon Benchmark Blend (B) (C) (D) (E) (F) (G) (H) (I)	7.55%	7.52%	5.25%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Asset Allocation - Intermediate Horizon Benchmark Blend is composed of the following benchmarks: 38% Russell 3000® Index, 24% Bloomberg Barclays U.S. Aggregate Bond Index, 12% MSCI World Index ex-U.S., 10% Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, 8% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 6% BofA Merrill Lynch High Yield Master II Index, and 2% Citigroup 3-Month Treasury Bill Index.

(D) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The BofA Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(H) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(I) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Asset Allocation Funds	Annual Report 2016

Transamerica Asset Allocation – Intermediate/Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Asset Allocation - Intermediate/Long Horizon	6.26%	8.37%	3.96%	06/13/1996
S&P 500® (A)	11.96%	14.66%	6.95%
Transamerica Asset Allocation - Intermediate/Long Horizon Benchmark Blend (B) (C) (D) (E) (F) (G) (H) (I) (J)	8.74%	9.56%	5.48%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Asset Allocation - Intermediate/Long Horizon Benchmark Blend is composed of the following benchmarks: 52% Russell 3000® Index, 18% MSCI World Index ex-U.S., 15% Bloomberg Barclays U.S. Aggregate Bond Index, 7% Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, 4% BofA Merrill Lynch High Yield Master II Index, 2% BofA Merrill Lynch 1-3 Year U.S. Treasury Index 2%, and 2% Citigroup 3-Month Treasury Bill Index.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(E) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(H) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(I) The BofA Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(J) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Asset Allocation Funds	Annual Report 2016

Transamerica Asset Allocation – Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Transamerica Asset Allocation - Long Horizon	6.81%	9.89%	3.62%	05/05/1998
S&P 500® (A)	11.96%	14.66%	6.95%
Transamerica Asset Allocation - Long Horizon Benchmark Blend (B) (C) (D) (E) (F) (G) (H)	9.78%	11.54%	5.53%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Asset Allocation - Long Horizon Benchmark Blend is composed of the following benchmarks: 66% Russell 3000® Index, 24% MSCI World Index ex-U.S., 4% Bloomberg Barclays U.S. Aggregate Bond Index, 2% BofA Merrill Lynch High Yield Master II Index, 2% Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, and 2% Citigroup 3-Month Treasury Bill Index.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(E) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(H) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(I) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Fund is subject to all of the risks associated with the underlying funds.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Asset Allocation Funds	Annual Report 2016

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including advisory fees. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Short Horizon	$1,000.00	$1,004.60	$0.50	$1,024.60	$0.51	0.10%
Transamerica Asset Allocation - Short/Intermediate Horizon	1,000.00	1,022.90	0.51	1,024.60	0.51	0.10
Transamerica Asset Allocation - Intermediate Horizon	1,000.00	1,043.40	0.51	1,024.60	0.51	0.10
Transamerica Asset Allocation - Intermediate/Long Horizon	1,000.00	1,062.10	0.52	1,024.60	0.51	0.10
Transamerica Asset Allocation - Long Horizon	1,000.00	1,082.20	0.52	1,024.60	0.51	0.10

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Asset Allocation Funds	Annual Report 2016

Schedules of Investments Composition

At December 31, 2016

(unaudited)

Transamerica Asset Allocation - Short Horizon

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	89.2%
U.S. Equity Funds	8.6
International Equity Fund	2.0
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Asset Allocation - Short/Intermediate Horizon

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	68.3%
U.S. Equity Funds	24.7
International Equity Fund	6.6
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Asset Allocation - Intermediate Horizon

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.5%
U.S. Equity Funds	41.0
International Equity Fund	11.3
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Asset Allocation - Long Horizon

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	69.8%
International Equity Fund	20.8
U.S. Fixed Income Funds	9.3
Money Market Fund	0.1
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Asset Allocation - Intermediate/Long Horizon

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	55.5%
U.S. Fixed Income Funds	28.6
International Equity Fund	15.7
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Asset Allocation Funds	Annual Report 2016

Transamerica Asset Allocation – Short Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 2.0%
Transamerica Partners International Equity (A)	359,549	$ 3,642,234

Money Market Fund - 0.2%
Transamerica Partners Government Money Market (A) (B)	443,394	443,394

U.S. Equity Funds - 8.6%
Transamerica Partners Large Growth (A) (B)	211,837	5,709,015
Transamerica Partners Large Value (A)	209,985	6,032,871
Transamerica Partners Small Core (A)	124,106	3,905,612

		15,647,498

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 89.2%
Transamerica Partners Core Bond (A)	6,531,224	$ 83,664,982
Transamerica Partners High Quality Bond (A)	2,803,481	31,062,572
Transamerica Partners High Yield Bond (A)	2,290,327	19,696,812
Transamerica Partners Inflation-Protected Securities (A)	2,594,688	28,619,404

		163,043,770

Total Investment Companies (Cost $185,589,663)		182,776,896

Total Investments (Cost $185,589,663) (C)		182,776,896
Net Other Assets (Liabilities) - (0.0)% (D)		(15,349)

Net Assets - 100.0%		$ 182,761,547

SECURITY VALUATION:

VALUATION INPUTS (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$182,776,896	$—	$—	$182,776,896

Total Investments	$182,776,896	$—	$—	$182,776,896

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in shares of an affiliated fund of Transamerica Partners Funds Group.
(B)	Non-income producing security.
(C)	Aggregate cost for federal income tax purposes is $185,826,295. Aggregate gross unrealized appreciation and depreciation for all securities is $1,713,047 and $4,762,446, respectively. Net unrealized depreciation for tax purposes is $3,049,399.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2016

Transamerica Asset Allocation – Short/Intermediate Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 6.8%
Transamerica Partners International Equity (A)	1,198,821	$ 12,144,059

Money Market Fund - 0.2%
Transamerica Partners Government Money Market (A) (B)	359,399	359,399

U.S. Equity Funds - 24.7%
Transamerica Partners Large Growth (A) (B)	604,143	16,281,650
Transamerica Partners Large Value (A)	573,808	16,485,499
Transamerica Partners Mid Growth (A)	396,785	3,769,459
Transamerica Partners Mid Value (A)	185,462	4,015,242
Transamerica Partners Small Core (A)	124,503	3,918,110

		44,469,960

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 68.3%
Transamerica Partners Core Bond (A)	4,584,631	$ 58,729,124
Transamerica Partners High Quality Bond (A)	2,260,290	25,044,018
Transamerica Partners High Yield Bond (A)	1,775,925	15,272,951
Transamerica Partners Inflation-Protected Securities (A)	2,146,872	23,679,996

		122,726,089

Total Investment Companies (Cost $182,539,460)		179,699,507

Total Investments (Cost $182,539,460) (C)		179,699,507
Net Other Assets (Liabilities) - (0.0)% (D)		(15,308)

Net Assets - 100.0%		$ 179,684,199

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$179,699,507	$—	$—	$179,699,507

Total Investments	$179,699,507	$—	$—	$179,699,507

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in shares of an affiliated fund of Transamerica Partners Funds Group.
(B)	Non-income producing security.
(C)	Aggregate cost for federal income tax purposes is $183,112,109. Aggregate gross unrealized appreciation and depreciation for all securities is $2,699,857 and $6,112,459, respectively. Net unrealized depreciation for tax purposes is $3,412,602.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2016

Transamerica Asset Allocation – Intermediate Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 11.3%
Transamerica Partners International Equity (A)	3,066,985	$ 31,068,557

Money Market Fund - 0.2%
Transamerica Partners Government Money Market (A) (B)	644,260	644,260

U.S. Equity Funds - 41.0%
Transamerica Partners Large Growth (A) (B)	1,372,597	36,991,492
Transamerica Partners Large Value (A)	1,379,283	39,626,789
Transamerica Partners Mid Growth (A)	928,961	8,825,130
Transamerica Partners Mid Value (A)	409,678	8,869,523
Transamerica Partners Small Growth (A)	541,604	9,277,670
Transamerica Partners Small Value (A)	498,091	8,885,940

		112,476,544

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 47.5%
Transamerica Partners Core Bond (A)	4,818,088	$ 61,719,710
Transamerica Partners High Quality Bond (A)	1,897,185	21,020,814
Transamerica Partners High Yield Bond (A)	1,949,105	16,762,306
Transamerica Partners Inflation-Protected Securities (A)	2,784,327	30,711,125

		130,213,955

Total Investment Companies (Cost $273,534,401)		274,403,316

Total Investments (Cost $273,534,401) (C)		274,403,316
Net Other Assets (Liabilities) - (0.0)% (D)		(23,271)

Net Assets - 100.0%		$ 274,380,045

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$274,403,316	$—	$—	$274,403,316

Total Investments	$274,403,316	$—	$—	$274,403,316

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in shares of an affiliated fund of Transamerica Partners Funds Group.
(B)	Non-income producing security.
(C)	Aggregate cost for federal income tax purposes is $276,663,054. Aggregate gross unrealized appreciation and depreciation for all securities is $5,313,566 and $7,573,304, respectively. Net unrealized depreciation for tax purposes is $2,259,738.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2016

Transamerica Asset Allocation – Intermediate/Long Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 15.7%
Transamerica Partners International Equity (A)	2,607,801	$ 26,417,021

Money Market Fund - 0.2%
Transamerica Partners Government Money Market (A) (B)	298,510	298,510

U.S. Equity Funds - 55.5%
Transamerica Partners Large Growth (A) (B)	1,110,211	29,920,193
Transamerica Partners Large Value (A)	1,045,268	30,030,560
Transamerica Partners Mid Growth (A)	857,937	8,150,401
Transamerica Partners Mid Value (A)	377,327	8,169,137
Transamerica Partners Small Growth (A)	488,336	8,365,200
Transamerica Partners Small Value (A)	469,458	8,375,131

		93,010,622

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 28.6%
Transamerica Partners Core Bond (A)	1,874,047	$ 24,006,536
Transamerica Partners High Quality Bond (A)	286,881	3,178,647
Transamerica Partners High Yield Bond (A)	797,053	6,854,654
Transamerica Partners Inflation-Protected Securities (A)	1,265,411	13,957,480

		47,997,317

Total Investment Companies (Cost $159,843,576)		167,723,470

Total Investments (Cost $159,843,576) (C)		167,723,470
Net Other Assets (Liabilities) - (0.0)% (D)		(14,289)

Net Assets - 100.0%		$ 167,709,181

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$167,723,470	$—	$—	$167,723,470

Total Investments	$167,723,470	$—	$—	$167,723,470

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in shares of an affiliated fund of Transamerica Partners Funds Group.
(B)	Non-income producing security.
(C)	Aggregate cost for federal income tax purposes is $165,170,599. Aggregate gross unrealized appreciation and depreciation for all securities is $6,428,128 and $3,875,257, respectively. Net unrealized appreciation for tax purposes is $2,552,871.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2016

Transamerica Asset Allocation – Long Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 20.8%
Transamerica Partners International Equity (A)	1,643,575	$ 16,649,414

Money Market Fund - 0.1%
Transamerica Partners Government Money Market (A) (B)	80,640	80,640

U.S. Equity Funds - 69.8%
Transamerica Partners Large Growth (A) (B)	645,168	17,387,268
Transamerica Partners Large Value (A)	608,011	17,468,153
Transamerica Partners Mid Growth (A)	524,334	4,981,176
Transamerica Partners Mid Value (A)	247,810	5,365,076
Transamerica Partners Small Growth (A)	305,939	5,240,743
Transamerica Partners Small Value (A)	297,739	5,311,664

		55,754,080

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 9.3%
Transamerica Partners Core Bond (A)	232,223	$ 2,974,782
Transamerica Partners High Quality Bond (A)	34,031	377,067
Transamerica Partners High Yield Bond (A)	183,749	1,580,245
Transamerica Partners Inflation-Protected Securities (A)	224,475	2,475,959

		7,408,053

Total Investment Companies (Cost $72,819,889)		79,892,187

Total Investments (Cost $72,819,889) (C)		79,892,187
Net Other Assets (Liabilities) - (0.0)% (D)		(6,861)

Net Assets - 100.0%		$ 79,885,326

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$79,892,187	$—	$—	$79,892,187

Total Investments	$79,892,187	$—	$—	$79,892,187

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in shares of an affiliated fund of Transamerica Partners Funds Group.
(B)	Non-income producing security.
(C)	Aggregate cost for federal income tax purposes is $78,201,761. Net unrealized appreciation for tax purposes is $1,690,426.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2016

	Short Horizon	Short/Intermediate Horizon	Intermediate Horizon	Intermediate/ Long Horizon	Long Horizon
Assets:
Affiliated investments, at value (A)	$182,776,896	$179,699,507	$274,403,316	$167,723,470	$79,892,187
Receivables and other assets:
Shares sold	21,090	—	—	—	—
Affiliated investments sold	—	868,057	47,480	46,041	79,656
Total assets	182,797,986	180,567,564	274,450,796	167,769,511	79,971,843

Liabilities:
Payables and other liabilities:
Shares redeemed	—	419,304	47,480	46,041	79,656
Affiliated investments purchased	21,091	448,754	—	—	—
Investment advisory fees	15,348	15,307	23,271	14,289	6,861
Total liabilities	36,439	883,365	70,751	60,330	86,517
Net assets	$182,761,547	$179,684,199	$274,380,045	$167,709,181	$79,885,326

Net assets consist of:
Paid-in capital	$187,183,400	$182,836,159	$318,228,638	$211,133,514	$111,225,344
Accumulated net realized gain (loss)	(1,609,086)	(312,007)	(44,717,508)	(51,304,227)	(38,412,316)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(2,812,767)	(2,839,953)	868,915	7,879,894	7,072,298
Net assets	$182,761,547	$179,684,199	$274,380,045	$167,709,181	$79,885,326
Shares of common stock outstanding ($0.00001 par value)	16,017,062	16,275,888	20,526,490	11,786,081	6,155,056
Net asset value per share	$11.41	$11.04	$13.37	$14.23	$12.98

(A) Affiliated investments, at cost	$185,589,663	$182,539,460	$273,534,401	$159,843,576	$72,819,889

STATEMENTS OF OPERATIONS

For the year ended December 31, 2016

	Short Horizon	Short/Intermediate Horizon	Intermediate Horizon	Intermediate/ Long Horizon	Long Horizon
Investment Income:
Dividend income from affiliated investments	$3,898,968	$3,713,173	$4,614,204	$2,301,273	$857,571
Total investment income	3,898,968	3,713,173	4,614,204	2,301,273	857,571

Expenses:
Investment advisory fees	163,500	189,958	285,774	170,978	80,602
Total expenses	163,500	189,958	285,774	170,978	80,602
Net investment income (loss)	3,735,468	3,523,215	4,328,430	2,130,295	776,969

Net realized gain (loss) on:
Affiliated investments	762,234	64,761	6,628,887	8,417,925	4,797,164
Distributions received from affiliated investments	375,230	1,428,587	4,162,631	3,586,503	2,167,772
Net realized gain (loss)	1,137,464	1,493,348	10,791,518	12,004,428	6,964,936

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	1,573,001	3,376,980	(822,364)	(4,442,227)	(3,150,321)
Net realized and change in unrealized gain (loss)	2,710,465	4,870,328	9,969,154	7,562,201	3,814,615
Net increase (decrease) in net assets resulting from operations	$6,445,933	$8,393,543	$14,297,584	$9,692,496	$4,591,584

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Short Horizon		Short/Intermediate Horizon		Intermediate Horizon
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$3,735,468	$2,390,105	$3,523,215	$3,296,618	$4,328,430	$4,168,499
Net realized gain (loss)	1,137,464	1,079,579	1,493,348	4,048,216	10,791,518	21,208,531
Net change in unrealized appreciation (depreciation)	1,573,001	(5,178,893)	3,376,980	(9,424,997)	(822,364)	(26,089,900)
Net increase (decrease) in net assets resulting from operations	6,445,933	(1,709,209)	8,393,543	(2,080,163)	14,297,584	(712,870)

Dividends and/or distributions to shareholders:
Net investment income	(3,735,510)	(2,430,747)	(3,523,375)	(3,367,199)	(4,334,411)	(4,281,970)

Capital share transactions:
Proceeds from shares sold	51,087,078	66,057,017	2,410,536	71,976,709	10,538,054	102,086,760
Dividends and/or distributions reinvested	3,735,510	2,430,747	3,523,375	3,367,199	4,334,411	4,281,970
Cost of shares redeemed	(19,093,181)	(35,079,067)	(37,354,265)	(54,294,826)	(67,266,915)	(111,133,738)
Net increase (decrease) in net assets resulting from capital share transactions	35,729,407	33,408,697	(31,420,354)	21,049,082	(52,394,450)	(4,765,008)
Net increase (decrease) in net assets	38,439,830	29,268,741	(26,550,186)	15,601,720	(42,431,277)	(9,759,848)

Net assets:
Beginning of year	144,321,717	115,052,976	206,234,385	190,632,665	316,811,322	326,571,170
End of year	$182,761,547	$144,321,717	$179,684,199	$206,234,385	$274,380,045	$316,811,322
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$—	$—	$—	$—

Capital share transactions - shares:
Shares issued	4,485,674	5,746,988	223,341	6,443,873	844,635	7,642,581
Shares reinvested	327,690	213,888	322,185	307,558	331,324	325,660
Shares redeemed	(1,687,047)	(3,053,382)	(3,444,293)	(4,913,928)	(5,268,171)	(8,373,146)
Net increase (decrease) in shares outstanding	3,126,317	2,907,494	(2,898,767)	1,837,503	(4,092,212)	(404,905)

	Intermediate/Long Horizon		Long Horizon
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$2,130,295	$1,950,238	$776,969	$778,246
Net realized gain (loss)	12,004,428	12,951,843	6,964,936	8,986,353
Net change in unrealized appreciation (depreciation)	(4,442,227)	(15,118,113)	(3,150,321)	(9,312,691)
Net increase (decrease) in net assets resulting from operations	9,692,496	(216,032)	4,591,584	451,908

Dividends and/or distributions to shareholders:
Net investment income	(2,134,508)	(2,015,848)	(779,425)	(811,389)

Capital share transactions:
Proceeds from shares sold	3,994,817	51,219,762	2,756,813	23,517,868
Dividends and/or distributions reinvested	2,134,508	2,015,848	779,425	811,389
Cost of shares redeemed	(33,072,046)	(53,221,209)	(18,787,009)	(32,701,549)
Net increase (decrease) in net assets resulting from capital share transactions	(26,942,721)	14,401	(15,250,771)	(8,372,292)
Net increase (decrease) in net assets	(19,384,733)	(2,217,479)	(11,438,612)	(8,731,773)

Net assets:
Beginning of year	187,093,914	189,311,393	91,323,938	100,055,711
End of year	$167,709,181	$187,093,914	$79,885,326	$91,323,938
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$—	$—

Capital share transactions - shares:
Shares issued	299,301	3,633,676	229,888	1,841,178
Shares reinvested	155,129	144,929	63,112	63,941
Shares redeemed	(2,463,700)	(3,817,186)	(1,579,977)	(2,577,341)
Net increase (decrease) in shares outstanding	(2,009,270)	(38,581)	(1,286,977)	(672,222)

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Short Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.20	$11.52	$11.38	$11.55	$11.07
Investment operations:
Net investment income (loss) (A) (B)	0.26	0.21	0.27	0.33	0.38
Net realized and unrealized gain (loss)	0.20	(0.32)	0.15	(0.17)	0.48
Total investment operations	0.46	(0.11)	0.42	0.16	0.86
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.21)	(0.28)	(0.33)	(0.38)
Net asset value, end of year	$11.41	$11.20	$11.52	$11.38	$11.55
Total return (C)	4.16%	(0.98)%	3.68%	1.40%	7.85%
Ratio and supplemental data:
Net assets end of year (000’s)	$182,762	$144,322	$115,053	$94,873	$70,876
Expenses to average net assets (D)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (B)	2.28%	1.83%	2.35%	2.91%	3.38%
Portfolio turnover rate (E)	38%	41%	55%	65%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Short/Intermediate Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.76	$11.00	$10.80	$10.30	$9.66
Investment operations:
Net investment income (loss) (A) (B)	0.20	0.17	0.23	0.29	0.29
Net realized and unrealized gain (loss)	0.29	(0.24)	0.20	0.48	0.63
Total investment operations	0.49	(0.07)	0.43	0.77	0.92
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.17)	(0.23)	(0.27)	(0.28)
Net asset value, end of year	$11.04	$10.76	$11.00	$10.80	$10.30
Total return (C)	4.56%	(0.64)%	3.99%	7.56%	9.59%
Ratio and supplemental data:
Net assets end of year (000’s)	$179,684	$206,234	$190,633	$121,739	$66,520
Expenses to average net assets (D)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (B)	1.85%	1.53%	2.13%	2.74%	2.88%
Portfolio turnover rate (E)	23%	44%	66%	85%	99%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Intermediate Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$12.87	$13.05	$12.75	$11.47	$10.56
Investment operations:
Net investment income (loss) (A) (B)	0.20	0.16	0.22	0.27	0.24
Net realized and unrealized gain (loss)	0.50	(0.18)	0.31	1.28	0.92
Total investment operations	0.70	(0.02)	0.53	1.55	1.16
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.16)	(0.23)	(0.27)	(0.25)
Net asset value, end of year	$13.37	$12.87	$13.05	$12.75	$11.47
Total return (C)	5.49%	(0.15)%	4.15%	13.65%	11.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$274,380	$316,811	$326,571	$255,851	$195,066
Expenses to average net assets (D)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (B)	1.51%	1.20%	1.73%	2.25%	2.16%
Portfolio turnover rate (E)	28%	48%	61%	83%	64%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Intermediate/Long Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$13.56	$13.68	$13.32	$11.35	$10.25
Investment operations:
Net investment income (loss) (A) (B)	0.17	0.14	0.20	0.24	0.18
Net realized and unrealized gain (loss)	0.67	(0.12)	0.37	1.97	1.11
Total investment operations	0.84	0.02	0.57	2.21	1.29
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.14)	(0.21)	(0.24)	(0.19)
Net asset value, end of year	$14.23	$13.56	$13.68	$13.32	$11.35
Total return (C)	6.26%	0.12%	4.27%	19.61%	12.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$167,709	$187,094	$189,311	$161,270	$133,582
Expenses to average net assets (D)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (B)	1.25%	0.97%	1.50%	1.97%	1.69%
Portfolio turnover rate (E)	24%	45%	61%	66%	57%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Long Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$12.27	$12.33	$11.98	$9.67	$8.58
Investment operations:
Net investment income (loss) (A) (B)	0.12	0.10	0.15	0.17	0.11
Net realized and unrealized gain (loss)	0.71	(0.06)	0.36	2.32	1.09
Total investment operations	0.83	0.04	0.51	2.49	1.20
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.10)	(0.16)	(0.18)	(0.11)
Net asset value, end of year	$12.98	$12.27	$12.33	$11.98	$9.67
Total return (C)	6.81%	0.30%	4.23%	25.84%	14.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$79,885	$91,324	$100,056	$104,063	$94,088
Expenses to average net assets (D)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (B)	0.96%	0.77%	1.23%	1.58%	1.16%
Portfolio turnover rate (E)	26%	47%	66%	52%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Partners Funds Group II (the “Trust”), a Massachusetts business trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The Trust is composed of twenty-one different series that are separate investment funds. Five of the series are doing business as Transamerica Asset Allocation Funds, which are non-diversified open-end management companies as defined by the 1940 Act. The funds (each, a “Fund” and collectively, the “Funds”) are listed below. Each Fund invests substantially all of its investable assets among certain series of Transamerica Partners Funds Group (“Funds Group”). Certain series of the Funds Group invest substantially all of their investable assets in a corresponding series of the Transamerica Partners Portfolios (the “Series Portfolio”).

Fund
Transamerica Asset Allocation – Short Horizon (“Short Horizon”)
Transamerica Asset Allocation – Short/Intermediate Horizon (“Short/Intermediate Horizon”)
Transamerica Asset Allocation – Intermediate Horizon (“Intermediate Horizon”)
Transamerica Asset Allocation – Intermediate/Long Horizon (“Intermediate/Long Horizon”)
Transamerica Asset Allocation – Long Horizon (“Long Horizon”)

The Funds’ Board of Trustees (the “Board”) approved the reorganization of each Fund (the “Target Funds”) into a new series of Transamerica Funds (the “Destination Funds”).

The proposed reorganizations into newly organized Destination Funds are as follows:

Target Fund	Destination Fund
Short Horizon	Transamerica Asset Allocation Short Horizon
Short/Intermediate Horizon	Transamerica Asset Allocation Intermediate Horizon
Intermediate Horizon
Intermediate/Long Horizon	Transamerica Asset Allocation Long Horizon
Long Horizon

Each proposed reorganization is subject to Target Fund shareholder approval and other closing conditions. If the reorganizations are consummated, Target Fund shareholders will receive newly-issued Class R shares of the corresponding Destination Fund.

The financial statements of the Funds Group and the Series Portfolio are included within this report.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds. TAM provides continuous and regular investment management services to the Funds. TAM is responsible for the day-to-day management of the Funds. TAM makes day-to-day securities purchase and sale decisions without the use of a sub-adviser and selects the combination and amount of underlying Series Portfolios to invest in based on each Fund’s investment objective. For each of the Series Portfolio, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations to the Series Portfolio.

Effective March 1, 2016, TAM’s investment management services also now include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided supervisory and administrative services to the Funds.

Transamerica Asset Allocation Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from affiliated investments, if any, are recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Funds are from investments in shares of affiliated investments. Income or short-term capital gain distributions received from affiliated investments are recorded as dividend income. Long-term capital gain distributions received from affiliated investments are recorded as realized gains.

Operating expenses: The Trust accounts separately for the assets, liabilities, and operations of each Fund. Each Fund will indirectly bear the fees and expenses reflected in the corresponding Funds Group Net Asset Value (“NAV”). These expenses are not reflected in the expenses within the Statements of Operations of the Fund and are not included in the ratios to Average Net Assets (“ANA”) shown within the Financial Highlights.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income and distributions from net realized capital gains, if any, will normally be declared quarterly and annually, respectively, and reinvested in additional full and fractional shares.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The value of each Fund’s investment in a corresponding series of the Funds Group is valued at the NAV per share of each underlying fund at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments, at December 31, 2016, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not

Transamerica Asset Allocation Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Each Fund invests substantially all of its investable assets among certain series of the Funds Group and certain series of the Funds Group invests substantially all of its investable assets in the Series Portfolio. The summary of the inputs used for each Series Portfolio, in valuing each Portfolio’s assets carried at fair value are discussed in the Security Valuation section of the Series Portfolio’s Notes to Financial Statements, which are attached to this report. Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying funds. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy. Each Fund records its investment in the series of its respective Funds Group at value. The valuation policies of the underlying series of the Funds Group are discussed in the Significant Accounting Policies section of the Funds Group’s Notes to Financial Statements, which are attached to this report.

4. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment adviser and administrator, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Investment advisory fees: TAM provides general investment advice to each Fund pursuant to the investment advisory agreement. For its services, each Fund pays advisory fees accrued daily and payable monthly, at an annual rate equal to 0.10% of each Fund’s daily ANA.

TAM is also the investment adviser of the Funds Group. The NAVs of the Funds Group will reflect the fees and other expenses paid by Funds Group to TAM or its affiliates. TAM directly pays all other ordinary expenses, which include fees related to audit, custody, legal, printing, trustees, and registration.

Distribution, administrative and transfer agent service fees: Effective March 1, 2016, the Trust has entered into an administrative services agreement with TAM for fund administration and transfer agent services. TAM receives no additional compensation for providing administrative services to the Funds. Prior to March 1, 2016, TFS provided administrative services to the Funds.

Transamerica Asset Allocation Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TFS continues to provide transfer agency services to the Funds. TFS and TCI receive no separate compensation for providing transfer agent and distribution services.

Certain officers and trustees of the Trust are also officers and/or directors of TAM, TFS, and TCI, and other affiliates, including the Funds Group and the Series Portfolio. No interested trustees, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receive compensation from the Trust. Similarly, none of the Trust’s officers and interested trustees receive compensation from the Funds. The independent trustees are also trustees of the affiliated funds, for which they receive fees.

All Fund holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statements of Operations.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

5. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Funds had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Funds have no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Funds performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Short Horizon	1	100.00%	0.00%
Short/Intermediate Horizon	1	100.00%	0.00%
Intermediate Horizon	1	100.00%	0.00%
Intermediate/Long Horizon	1	100.00%	0.00%
Long Horizon	1	100.00%	0.00%

6. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
Short Horizon	$93,364,710	$61,531,109
Short/Intermediate Horizon	43,140,459	78,276,528
Intermediate Horizon	81,192,673	138,211,227
Intermediate/Long Horizon	41,748,920	70,998,892
Long Horizon	21,271,346	37,383,118

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund of the Trust is a separate entity for federal income tax purposes. The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax

Transamerica Asset Allocation Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distributions in excess of current earnings and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Short Horizon	$(42)	$42	$—
Short/Intermediate Horizon	—	160	(160)
Intermediate Horizon	(5,980)	5,981	(1)
Intermediate/Long Horizon	(4,213)	4,213	—
Long Horizon	(2,456)	2,456	—

As of December 31, 2016, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Expires on December 31,
Fund	2017	2018
Short Horizon	$392,572	$979,882
Intermediate Horizon	17,604,775	23,984,080
Intermediate/Long Horizon	4,444,166	41,533,038
Long Horizon	4,302,549	28,727,895

During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are as follows.

Fund	Capital Loss Carryforwards Utilized/Expired
Short Horizon	$915,548
Short/Intermediate Horizon	1,589,544
Intermediate Horizon	7,167,410
Intermediate/Long Horizon	10,114,527
Long Horizon	4,650,891

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are listed below.

	2016 Distributions Paid From			2015 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Short Horizon	$3,735,510	$—	$—	$2,430,747	$—	$—
Short/Intermediate Horizon	3,523,215	160	—	3,367,199	—	—
Intermediate Horizon	4,334,411	—	—	4,281,970	—	—
Intermediate/Long Horizon	2,134,508	—	—	2,015,848	—	—
Long Horizon	779,425	—	—	811,389	—	—

Transamerica Asset Allocation Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Short Horizon	$—	$—	$(1,372,454)	$—	$—	$(3,049,399)
Short/Intermediate Horizon	—	260,642	—	—	—	(3,412,602)
Intermediate Horizon	—	—	(41,588,855)	—	—	(2,259,738)
Intermediate/Long Horizon	—	—	(45,977,204)	—	—	2,552,871
Long Horizon	—	—	(33,030,444)	—	—	1,690,426

8. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

Transamerica Asset Allocation Funds	Annual Report 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Partners Funds Group II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Asset Allocation – Short Horizon, Transamerica Asset Allocation – Short/Intermediate Horizon, Transamerica Asset Allocation – Intermediate Horizon, Transamerica Asset Allocation – Intermediate/Long Horizon and Transamerica Asset Allocation – Long Horizon (five of the funds constituting Transamerica Partners Funds Group II) (collectively, the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds (five of the funds constituting Transamerica Partners Funds Group II) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Asset Allocation Funds	Annual Report 2016

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the long-term capital gain designations for the year ended December 31, 2016 are as follows:

Fund	Long-Term Capital Gain Designation
Short/Intermediate Horizon	$160

Transamerica Asset Allocation Funds	Annual Report 2016

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds (“TF”), Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 184 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

The Board Members of each Trust and each Portfolio Trust, their age, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 –present);

				184	Director, Massachusetts Fidelity Trust Company (since 2014); Director, Aegon Global Funds (since 2016)

Transamerica Asset Allocation Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (68)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	184	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (64)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	184	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (60)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);	184	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Asset Allocation Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida
(1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia
(1976 – 1991).

David W. Jennings (70)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	184	N/A
Russell A. Kimball, Jr. (72)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	184	N/A
Patricia L. Sawyer (66)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TIS (2007 – 2015);	184	Honorary Trustee, Bryant University (1996 – present)

Transamerica Asset Allocation Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)

Board Member, TII (2008 – 2010);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.

John W. Waechter (64)	Board Member	Since 2007	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	184	Operation PAR, Inc. (non-profit organization) (2008 – present); Remember Honor Support, Inc. (non-profit organization) (2013 – present) Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Asset Allocation Funds	Annual Report 2016

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with each Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See previous table.
Tané T. Tyler (51)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Assistant General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005-2013).

Christopher A. Staples (46)	Vice President and Chief Investment Officer, Advisory Services	Since 2007

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Senior Director, Investments, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer
(2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), TAM;

Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (55)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Transamerica Asset Allocation Funds	Annual Report 2016

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (46)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (48)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).

Scott M. Lenhart (55)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of each Trust.

Transamerica Asset Allocation Funds	Annual Report 2016

Appendix A

Transamerica Partners Portfolios

Transamerica Partners High Quality Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

The year ended with generally positive returns to the fixed income markets, as the Bloomberg Barclays U.S. Aggregate Bond Index and BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index returned 2.65% and 1.28%, respectively. However, these returns masked volatility experienced during the year. The first half of the year was characterized by gradually declining interest rates. Rates ended the year higher than where they started after a significant increase in rates following the U.S. presidential election. Interest rates moved higher in the fourth quarter on the expectation of policies from the new administration that could benefit economic growth, but also drive inflation higher. Rates also moved higher as the U.S. Federal Reserve raised its target federal funds rate to a range of 0.5% - 0.75% in December.

After a tumultuous first quarter, spreads on credit sector securities tightened the remainder of the year, ending near two-year lows. Spread moves were typically led by the corporate bond sector. Much of the high-grade fixed income market was the beneficiary of investments from non-domestic buyers during 2016. Given very low rates, and in many cases negative rates, in other fixed income markets, international buyers were happy to purchase high-quality, dollar-denominated assets with significantly higher yields than what they could find domestically. These flows helped to fuel the spread tightening of dollar-denominated fixed income securities. Levels of new issuance varied across the fixed income sectors. Investment grade corporate new issuance set a new record, while issuance in the structured sectors was more muted.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners High Quality Bond Portfolio returned 1.51%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index, returned 1.28%.

STRATEGY REVIEW

With the tightening of the spread sectors in 2016, the primary driver of performance was an overweight to the spread sectors, particularly the structured sectors. Both asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) contributed substantially to relative performance. Contribution from overweight positions in industrials and financials was also positive, while underweighting utilities hurt returns.

Specific security selection was also an important factor in performance. The Portfolio’s energy holdings aided performance, as the energy sector rallied significantly after widening in the first quarter. The Portfolio’s specific real estate investment trust and brokerage holdings also contributed to relative performance.

Curve positioning had a modest negative impact. The Treasury curve flattened in 2016; short rates rose more than longer rates. The Portfolio’s overweight to the 0 to 1-year and 2 to 3-year duration buckets weighed.

Allocation within sectors changed during the year. In ABS, an allocation to auto loan subordinated tranches increased. These tranches have well-enhanced credit support, well-performing collateral and provide a significant increase in yield relative to the senior tranches. In CMBS, we trimmed holdings of mezzanine CMBS in the second half of the year, preferring to move into agency CMBS, as the spreads between non-agency and agency paper had compressed. At year end, the Portfolio’s yield to maturity was higher and duration was lower than the benchmark.

Jennifer K. Wynn, CFA

Peter S. Kaplan, CFA

Co-Portfolio Managers

Merganser Capital Management, LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

(unaudited)

MARKET ENVIRONMENT

In 2016, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index and the Bloomberg Barclays World Government Inflation-Linked Bond Index posted returns of 4.68% and 10.22%, respectively. The U.S. 10-year, break-even inflation rate widened by approximately 25%, closing at 1.97%. This marked a sharp rebound from the energy induced sell-off at the start of the year, when break-evens reached the lows of 1.2% in February. The reflationary narrative began in the middle of the year, with consistent core consumer price index between the 2.2% and 2.3% year-over-year level, but there was diffusion of strength within index components, such as apparel, shelter and medical care.

Immediately following the results of the U.S. election, markets generally perceived Donald Trump’s political agenda as supportive of the reflationary narrative, as nominal rates sold off to near-term highs; the 10-year U.S. Treasury closed at 2.4%. The U.S. Federal Reserve (“Fed”) hiked the policy rate by 25 basis points (“bps”) at the December Federal Open Market Committee meeting. The median forecast of the federal funds rate showed a slightly faster pace of hiking in 2017, by three times, against two contained in the September projections.

Globally, the June 23 U.K. referendum resulted in a leave vote from the European Union (“Brexit”), resulting in over 7% depreciation of the sterling to multidecade lows against the U.S. dollar. Following the initial Brexit shock, U.K. break-evens plunged 16-20 bps across the curve, but retraced to close the year higher. Yields on German bunds rallied into negative territory for the first time ever on June 14. The Bank of Japan left its policy rate unchanged at (0.10)%, and it introduced quantitative and qualitative easing. The bank scrapped the average maturity targeting for Japanese government bonds and stated that it will buy them so that 10-year yields remain around the current level.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Inflation-Protected Securities Portfolio returned 4.03%. By comparison, its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, returned 4.68%.

STRATEGY REVIEW

Long U.S. break-even positioning was a detractor over the first half of year. In the first six weeks, long U.S. break-even positioning was a detractor as energy prices plummeted, but the retracement higher in break-evens in March contributed marginally to performance. Long break-even positioning continued to detract as inflation expectations narrowed in the latter portion of the second quarter.

Over the second half of the year, break-even positioning benefited performance, especially in the wake of the U.S. election as inflation expectations rose meaningfully. Detractors included the Portfolio’s aggregate European and short Japanese nominal bond positioning. Long New Zealand real rate positioning was a contributor. Within currencies, short British pound vs. Australian dollar and Japanese yen proved beneficial surrounding Brexit, although aggregate currency positioning detracted.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Martin Hegarty

Gargi Chaudhuri

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

In December 2016, the Conference Board reported that consumer confidence was at the highest levels since 2001. The Institute for Supply Management’s December Purchasing Manager’s Index put U.S. factory activity at a two-year high. Riskier assets in the U.S., like high-yield debt and equities, the latter of which reached all-time highs, had double-digit total returns for the year, landing both in the top-20 returning asset classes. More broadly, some $3 trillion of value rotated out of U.S. fixed income and into U.S. equities—and that was just in the two months following the election. Inflation expectations also surged in November to the highest levels in a year, as nominal interest rates leapt higher.

The end of a raucous election season helped end a long period of policy uncertainty. Donald Trump’s victory, and the Republican Party’s singular control of the Congress and the White House, buoyed the markets on the prospects of substantive tax reforms and the possibility of infrastructure spending.

The U.S. Federal Reserve’s (“Fed”) commitment to keeping interest rates historically low helped fuel risk taking. Another factor was concerns that continued economic improvement and steadily rising inflation would accelerate the Fed’s move to higher rates in 2017 and led market participants to move in 2016, while yields were low and spreads compressed.

In December, when the Fed raised rates for just the second time in two years, its own projections suggested roughly three hikes in 2017, a more aggressive pace than previously forecast. Short-term interest rates, like three-month LIBOR for example, rose to the highest levels since the financial crisis. The period of historically low rates may be coming to an end, which is raising concerns over how tighter financial conditions—especially the stronger U.S. dollar, which may have been the biggest story of 2016—may impact borrowers globally, from emerging-market corporates to developed-market sovereigns.

Commodity prices rebounded during the year. Crude oil, which was boosted by the Organization of Petroleum Exporting Countries’ (“OPEC”) December decision to cut production, closed near its high for the year. Also supporting commodity prices was China’s top line economic growth, which stabilized at 6.7%. Partly due to concerted fiscal stimulus, this was a welcomed sign after years of steadily declining growth from the world’s largest commodities importer.

Overall, 2016 was a volatile year that started on the wrong foot with a 10% decline in the S&P 500® in the first six weeks. Crude oil prices reached depths not seen in over a decade, and the 10-year U.S. Treasury yield hit an all-time low by July of 1.37%. Geopolitical risks—like Great Britain’s referendum to leave the European Union (“Brexit”), turmoil in Syria, deadly terror attacks in the West, and an attempted coup in Turkey—proved to be momentous social and political events, but they had little lasting impact on the year’s financial market performance.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Core Bond Portfolio returned 3.46%. By comparison, its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%.

STRATEGY REVIEW

Throughout the year, the Portfolio was positioned to capture additional yield by underweighting Treasury and agency mortgage-backed securities and overweighting spread asset classes, including investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities and non-agency, mortgage-backed securities. Overall, this asset class positioning contributed positively to performance relative to the benchmark. The largest benefits came from spread tightening within the spread asset classes and strong current income generation.

Partially offsetting this positive relative performance was a negative contribution from yield-curve positioning. Rates shifted higher across the curve, particularly in the fourth quarter, and although the overall portfolio duration was slightly shorter than the benchmark, positioning at certain points on the curve led to negative relative performance as curve shifts varied across the maturity spectrum. Security selection within investment grade corporate bonds was also a detractor.

Brian W. Westhoff, CFA

Doug Weih, CFA

Matthew Q. Buchanan, CFA

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

U.S. high-yield debt had a blockbuster year in 2016. Total returns, as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, exceeded 17%, making it the best performing fixed-income asset class, and with relatively low volatility, the sector offered some of the best risk-adjusted returns available to investors.

The start of the year was dominated by concerns over China’s weakening growth outlook, continued deterioration in commodity prices—crude oil prices fell to the lowest levels in over a decade—and increased default expectations for the high-yield sector. Concerns over China faded quickly as their government’s late-2015 fiscal stimulus resulted in a higher demand for hard metals by the first quarter. While defaults did materialize early in the year, an improving commodity outlook and change in tone from the Organization of Petroleum Exporting Countries (“OPEC”) led to a significant rally in commodity prices as well as high-yield commodity bonds, setting the stage for the rally that followed. During the period, strength was sustained even as defaults weighed on the market.

The market’s supply/demand balance was a dominant theme over the year; demand consistently outstripped new-issue supply. Even though total fixed-income issuance breached record levels, high-yield new issues declined year-over-year, for the third consecutive year. Still, 2016’s $280 billion in gross new issuance was the sixth largest on record. Of 2016’s issuance, the bulk was in the BBB-to-B range of the credit spectrum. CCC (and lower) volumes were the lowest since 2003. New issue loan volume totaled $441 billion, a 36% increase from 2015’s total issuance of $325.8 billion and the third largest annual volume on record, trailing only 2013’s record high $670 billion and 2014’s $467 billion.

Interestingly, the use of proceeds for 2016’s issuance reveals that refinancing activity dominated, amid record low interest rates and tight spreads. Acquisition-related issuance fell to a seven-year low, accounting for only 15% of total issuance.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners High Yield Bond Portfolio returned 15.44%. By comparison, its benchmark, the BofA Merrill Lynch High Yield Master II Index, returned 17.49%.

STRATEGY REVIEW

At the ratings level, performance was driven by selection decisions in B and CCC-rated credits, which detracted the most from excess returns, yet holding a core underweight to BBs provided a positive offset. BB-rated holdings provided the largest active contribution to returns, though a small allocation to not-rated bonds was also additive to returns.

At the sector level, communications, consumer cyclical and capital goods were the largest contributors to excess returns, but these positives were more than offset by the largest detractors—energy, transports and utilities. Energy was an underweight during the year due to our view that potential risks in the sector outweighed the potential rewards. Even so, the sector—led by many of the most leveraged names—rallied strongly.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

In December 2016, the Conference Board reported that consumer confidence was at the highest levels since 2001. The Institute for Supply Management’s December Purchasing Manager’s Index put U.S. factory activity at a two-year high. Riskier assets in the U.S., like high-yield debt and equities, the latter of which reached all-time highs, had double-digit total returns for the year, landing both in the top-20 returning asset classes. More broadly, some $3 trillion of value rotated out of U.S. fixed income and into U.S. equities—and that was just in the two months following the election. Inflation expectations also surged in November to the highest levels in a year, as nominal interest rates leapt higher.

The end of a raucous election season helped end a long period of policy uncertainty. Donald Trump’s victory, and the Republican Party’s singular control of the Congress and the White House, buoyed the markets on the prospects of substantive tax reforms and the possibility of infrastructure spending.

The U.S. Federal Reserve’s (“Fed”) commitment to keeping interest rates historically low helped fuel risk taking. Another factor was concerns that continued economic improvement and steadily rising inflation would accelerate the Fed’s move to higher rates in 2017 and led market participants to move in 2016, while yields were low and spreads compressed.

In December, when the Fed raised rates for just the second time in two years, its own projections suggested roughly three hikes in 2017, a more aggressive pace than previously forecast. Short-term interest rates, like three-month LIBOR for example, rose to the highest levels since the financial crisis. The period of historically low rates may be coming to an end, which is raising concerns over how tighter financial conditions—especially the stronger U.S. dollar, which may have been the biggest story of 2016—may impact borrowers globally, from emerging-market corporates to developed-market sovereigns.

Commodity prices rebounded during the year. Crude oil, which was boosted by the Organization of Petroleum Exporting Countries’ (“OPEC”) December decision to cut production, closed near its high for the year. Also supporting commodity prices was China’s top line economic growth, which stabilized at 6.7%. Partly due to concerted fiscal stimulus, this was a welcomed sign after years of steadily declining growth from the world’s largest commodities importer.

Overall, 2016 was a volatile year that started on the wrong foot with a 10% decline in the S&P 500® in the first six weeks. Crude oil prices reached depths not seen in over a decade, and the 10-year U.S. Treasury yield hit an all-time low by July (1.37%). Geopolitical risks—like Great Britain’s referendum to leave the European Union (“Brexit”), turmoil in Syria, deadly terror attacks in the West, and an attempted coup in Turkey—proved to be momentous social and political events, but they had little lasting impact on the year’s financial market performance.

J.P. Morgan Investment Management, Inc.

U.S. equity markets in 2016 can be best described as a tale of two halves. In the first half, volatility was attributable to several factors including the sudden devaluation of the Chinese renminbi, crude oil prices falling below $30 a barrel, fears of a global economic slowdown and the unexpected Brexit. However, improvement in global economic growth, recovering commodity prices and the realization that the Brexit vote was a political crisis rather than a financial crisis contributed to equity markets stabilizing. Improving sentiment led to a shift in market leadership from the defensive to the cyclical sectors. The rotation into cyclicals intensified when in a surprising turn of events, Donald J. Trump was elected the 45th president of the U.S.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Balanced Portfolio returned 8.29%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.96% and 2.65%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Throughout the year, the Portfolio was positioned to capture additional yield by underweighting Treasury and agency mortgage-backed securities and overweighting spread asset classes, including investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and non-agency, mortgage-backed securities. Overall, this asset class positioning contributed positively to relative performance compared to the benchmark. The largest benefits came from spread tightening within the spread asset classes and strong current income generation.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Partially offsetting this positive relative performance was a negative contribution from yield-curve positioning. Rates shifted higher across the curve, particularly in the fourth quarter, and although the overall portfolio duration was slightly shorter than the benchmark, positioning at certain points on the curve led to negative relative performance as curve shifts varied across the maturity spectrum. Security selection within investment grade corporate bonds was also a detractor.

J.P. Morgan Investment Management, Inc.

Stock selection in the media, health services and systems and technology sectors helped results, while stock selection in the pharmaceutical /medical technology, insurance and consumer cyclical sectors weighed on returns.

Among positives, an overweight in Time Warner, Inc. in the media sector contributed to returns after AT&T offered to acquire the company. Due to valuable content assets like HBO and its Warner Brothers film unit, Time Warner, Inc. may provide AT&T with new sources of growth amid efforts to diversify its revenue base as its wireless business matures.

In health services/systems, an overweight in UnitedHealth Group, Inc. bolstered returns after better-than-expected cost control and strong premium growth allowed the company to sidestep broader pressures within the sector. J.P. Morgan Investment Management, Inc. remains positive due to what is seen as the high potential of the company’s Optum Health platform, improving medical loss ratios and positive exposure to the broad stabilization of Medicare Advantage cost trends. An underweight in Walt Disney Co. contributed amid concerns about ESPN subscribers and tough film comparisons after its successful 2015 film slate. However, J.P. Morgan Investment Management, Inc. reduced the underweight as investor focus shifted to Walt Disney Co.’s 2018 fiscal year.

On the negative side, an underweight in NVIDIA Corp. within the semiconductors/hardware sector weighed on performance; the company continued to show tremendous strength in its gaming segment while developing new markets in automotive content and deep learning. While these new markets may be commoditized in the future, its gaming growth led us to shift to a neutral stance in the near-term.

Within financials, not holding JPMorgan Chase & Co. weighed on performance. Strong earnings growth was enabled by continued strength in cost control, along with fixed income, currencies and commodities performance and asset quality. The broader, post-election rally for financials further boosted the bank due to expected rises in loan growth and interest rates. J.P. Morgan Investment Management, Inc. is unable to hold JPMorgan Chase & Co. due to regulatory restrictions.

In pharmaceutical/medical technology, the Portfolio’s underweight in Johnson & Johnson detracted, as the company reported market share gains in several key pharmaceutical products, lowered interest rate expenses and improved cost management. While J.P. Morgan Investment Management, Inc. finds the strength in its pharmaceutical unit to be incrementally positive, there were concerns about the impact of broader pricing pressures on Johnson & Johnson and were skeptical about its capital allocation execution.

During the period, the Portfolio used derivatives. These positions added to performance.

Brian W. Westhoff, CFA

Doug Weih, CFA

Matthew Q. Buchanan, CFA

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Raffaele Zingone, CFA

Timothy Snyder, CFA

Aryeh Glatter

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Value Portfolio

(unaudited)

MARKET ENVIRONMENT

U.S. stocks were up across the board, led by small cap value (the Russell 2000® Value Index returned a staggering 31.74%). It was a tale of two periods. At the beginning of the year, performance was negatively impacted by the “cult” of stability, which led to an indifference to valuations and AJO, LP’s inability to participate in the momentum rally. Value stocks’ recovery in the second half of the year boosted the Portfolio’s returns, evident in the industrial, energy and financial sectors.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Large Value Portfolio returned 9.43%. By comparison, its primary and secondary benchmarks, the Russell 1000® Value Index and the S&P 500®, returned 17.34% and 11.96%, respectively.

STRATEGY REVIEW

We remain true to our systematic approach that focuses on low-priced companies with proven and confident management, positive earnings and price momentum and favorable investor sentiment. The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach—we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings.

Using bottom-up stock selection, we evaluate companies relative to their industry peers using four broad categories of measures: value, management, momentum and sentiment. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.

The Portfolio underperformed its benchmark, the Russell 1000® Value Index, due to lagging significantly in the first half of the year. Our performance rebounded somewhat in the second half of the year, as value stocks began outperforming. Industrial and energy holdings disappointed in the first half of the year, but contributed at the end. A valuation-driven bet for banks paid off in the fourth quarter, as a result of investors expecting a steeping yield curve in 2017.

For the full year, our energy and industrial holdings weighed the most on relative performance. Within energy, underweights in integrated energy companies Exxon Mobil Corp. and Chevron Corp. weighed the most, followed by our holdings in Marathon Petroleum Corp. (no longer held at period end) and Ensco PLC. In industrials, American Airlines Group, Inc. (no longer held at period end) and Alaska Air Group, Inc. (no longer held at period end) were the largest individual detractors. Relative contributors were led by our real estate investment trust holdings, which significantly outperformed the Index’s holdings.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Gregory J. Rogers

Christopher J.W. Whitehead

Co-Portfolio Managers

AJO, LP

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Core Portfolio

(unaudited)

MARKET ENVIRONMENT

U.S. stocks were up across the board, led by small cap value (the Russell 2000® Value Index returned a staggering 31.74%). It was a tale of two periods. At the beginning of the year, performance was negatively impacted by the “cult” of stability, which led to an indifference to valuations and AJO, LP’s inability to participate in the momentum rally. Value stocks’ recovery in the second half of the year boosted the Portfolio’s returns, evident in the industrial, energy and financial sectors.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Large Core Portfolio returned 8.13%. By comparison, its primary and secondary benchmarks, the Russell 1000® Index and the S&P 500®, returned 12.05% and 11.96%, respectively.

STRATEGY REVIEW

We remain true to our systematic approach that focuses on low-priced companies with proven and confident management, positive earnings and price momentum and favorable investor sentiment. The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach—we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings.

Using bottom-up stock selection, we evaluate companies relative to their industry peers using four broad categories of measures: value, management, momentum and sentiment. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.

The Portfolio lagged significantly in the first half of the year. Our performance rebounded somewhat in the second half of the year, as value stocks began outperforming. Industrial and energy holdings disappointed in the first half of the year, but contributed at the end. A valuation-driven bet for banks paid off in the fourth quarter, as a result of investors expecting a steeping yield curve in 2017.

For the full year, energy and industrial holdings weighed the most on relative performance. Within energy, an underweight in Index heavyweight Exxon Mobil Corp. weighed the most, followed by holdings in Marathon Petroleum Corp. (no longer held at period end) and Ensco PLC. In industrials, an overweight in the transportation industry was the largest detractor.

Contributors were led by holdings in consumer discretionary, real estate and health care. Best Buy Co., Inc. was the top individual contributor in consumer discretionary, while our holdings in real estate investment trusts significantly outperformed those within the Index.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Gregory J. Rogers

Christopher J.W. Whitehead

Co-Portfolio Managers

AJO, LP

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Jennison Associates LLC

2016 was a year of volatility and surprises. Decelerating economic growth in China, concerns that emerging economies might face balance-sheet risks, the negative effect of lower energy prices on industrial sectors, fears of slowing economic growth in the U.S., uncertainty about the course of future U.S. Federal Reserve (“Fed”) monetary tightening, the United Kingdom’s vote to leave the European Union (“Brexit”), and the highly unconventional U.S. presidential election all contributed to volatility. Risk aversion in this global market environment affected how investors valued different securities. Low-volatility, high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies, such as those held in the Portfolio, generally underperforming. In the wake of the November U.S. election, speculation about potential policy initiatives of the new administration favored companies—many of them exhibiting little secular growth—that investors expected to benefit from a less onerous regulatory environment, lower corporate tax rates, and infrastructure and defense spending.

Wellington Management Company LLP

U.S. equities rose over the period, as measured by the S&P 500®, notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early-year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped to sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following Brexit, U.S. stocks staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging, as third quarter gross domestic product (“GDP”) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a well-telegraphed move and only the second hike in the last decade.

Returns varied by market capitalization; small- and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400, outperformed large-cap stocks, as measured by the S&P 500®.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Large Growth Portfolio returned 1.06%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned 7.08% and 11.96%, respectively.

STRATEGY REVIEW

Jennison Associates LLC

Investor risk aversion hurt higher-growth, and therefore higher-valuation, stocks. Health-care companies faced the additional headwind of growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them portfolio holdings Alexion Pharmaceuticals, Inc. (blood and metabolic disorders), Regeneron Pharmaceuticals, Inc. (eye diseases, high cholesterol), and Vertex Pharmaceuticals, Inc. (cystic fibrosis) (no longer held at period end). Healthcare companies in which acquired growth played a greater role, such as Allergan PLC, declined as regulatory changes threatened to remove many of the tax benefits of mergers between U.S. and offshore companies.

Information technology positions advanced but lagged the benchmark sector, with declines in LinkedIn Corp. (no longer held at period end) and salesforce.com, Inc. having the effect of tempering strong gains in NVIDIA Corp. and Tencent Holdings, Ltd. LinkedIn Corp’s decline reflected signs of significant deceleration in recent high growth rates. Salesforce.com, Inc. faced concerns that its growth rate, too, might slow. NVIDIA Corp.’s revenue, gross margin and earnings exceeded forecasts. The company has transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets, where we believe it can leverage its graphics expertise to offer high-value-added solutions. Tencent Holdings Ltd., China’s largest and most visited internet service portal, continued to perform well fundamentally, driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

In consumer discretionary, NIKE, Inc.’s decline partially offset solid advances in Amazon.com, Inc., Marriott International, Inc. and Time Warner, Inc. NIKE, Inc. declined on inventory overhang, declining average selling prices and increased competition. Amazon.com, Inc. benefited from continued strong execution, margin expansion and development of a meaningfully important business opportunity in cloud infrastructure. The company continued to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. Marriott International, Inc., which acquired Starwood Hotels, benefited from increased demand and limited supply growth in the U.S., which led to accelerating revenue and operating income growth. Time Warner, Inc. rose on news that AT&T was acquiring it at a significant premium to the stock’s closing price on the day before the announcement.

Concho Resources, Inc. was a strong performer in the energy sector. It announced a series of deals that consolidated its core acreage and shed noncore positions, improving its balance sheet and efficiency.

Financials, including portfolio holding Goldman Sachs Group, Inc., benefited as the market reacted favorably to the new U.S. administration, which is widely thought to favor a less onerous regulatory environment. We believe Goldman Sachs Group, Inc.’s strong capital base and leading global positions in investment banking, capital markets, trading and asset management provide attractive exposure to long-term global economic expansion.

Wellington Management Company LLP

The portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, poor stock selection in the information technology sector was the primary driver of underperformance. Security selection within health care and consumer staples also detracted. This was partially offset by positive security selection within consumer discretionary and energy. The Portfolio’s underweight allocation in telecommunication services detracted, while an underweight in real estate and health care sectors partially offset negative results.

The Portfolio’s largest relative detractors included Allergan PLC, an Ireland-based specialty pharmaceutical company; Regeneron Pharmaceuticals, Inc., a biopharmaceutical company that develops medicines for the treatment of serious medical conditions; and NIKE, Inc., a company which sells athletic footwear and apparel.

The Portfolio’s largest contributors to relative performance included Netflix, Inc., an Internet television network; Gilead Sciences, Inc., a research-based biopharmaceutical company (no longer held at period end); and Valspar Corp., a company that manufacturers paints and coatings (no longer held at period end).

Michael A. Del Balso

Spiros “Sig” Segalas

Blair A. Boyer

Co-Portfolio Managers

Jennison Associates LLC

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company LLP

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

(unaudited)

MARKET ENVIRONMENT

J.P. Morgan Investment Management, Inc.

U.S. equity markets in 2016 can be best described as a tale of two halves. In the first half, volatility was attributable to several factors including the sudden devaluation of the Chinese renminbi, crude oil prices falling below $30 per barrel, fears of a global economic slowdown and the unexpected vote by the citizens of the United Kingdom to withdraw from the European Union (“Brexit”). However, improvement in global economic growth, recovering commodity prices and the realization that the Brexit vote was a political crisis rather than a financial crisis contributed to the stabilization of equity markets. Improving sentiment led to a shift in market leadership from defensive to cyclical sectors. The rotation into cyclicals intensified when in a surprising turn of events, Donald J. Trump was elected the 45th President of the United States.

Thompson, Siegel & Walmsley LLC

Over the last 12 months, equity markets in the U.S. have been driven by uncertainty over a fragile economic recovery coupled with investor concerns about the U.S. Federal Reserve’s (“Fed”) monetary policy and the surprise outcome of the presidential election. Global issues further exacerbated the situation, including turmoil in the Middle East, China growth concerns, and persistent disinflation. As a result, there were a number of rotations that occurred throughout the year, such as a defensive, yield-oriented backdrop for much of the first half of the year, followed by a more risk-on environment to close out 2016.

During the fourth quarter, there was a distinct rotation that led to a continued overall rally in equities. Specifically, the market was decisively declining over the first five weeks of the quarter, with every sector in the index posting negative returns. This sentiment shifted dramatically immediately preceding the election and continuing through the end of the quarter. In this environment, pro-cyclical stocks ran considerably with the expectation that a Trump presidency would result in significant growth in infrastructure, defense, energy, banks and capital markets, and pockets of health care such as biotechnology. The sell-off in yield that had begun in the third quarter of 2016 continued with real estate investment trusts (“REITs”) and utilities underperforming the broad market.

Overall, valuations have risen significantly over the last three years, making the market more vulnerable to news like the United Kingdom’s decision to leave the European Union, the surprise outcome of the U.S. election, a more hawkish Fed and difficulties in emerging markets.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Mid Value Portfolio returned 15.96%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 20.00%.

STRATEGY REVIEW

J.P. Morgan Investment Management, Inc.

The combination of weak stock selection as well as our overweight position in the consumer discretionary sector detracted from results. In the more cyclical areas of the market, such as industrials and materials, the underperformance was mainly a story of what we didn’t own, rather than what we did own. We seek a less-risky approach to these cyclical parts of the market by investing in companies with relatively steadier earnings patterns, healthy balance sheets, high levels of sustainable free cash flow and management teams with an eyes toward capital allocation. Strong stock selection in utilities and information technology contributed to the Portfolio’s results.

Two stock-specific detractors from performance for the year were Coty, Inc. and Kroger Co. Coty, Inc. slid following weak third-quarter earnings results. The company attributed weakness to the acquisition of several Procter & Gamble beauty brands, coupled with a previously-announced management transition. In our view, Coty, Inc. has an attractive portfolio of brands, including OPI, CoverGirl and Calvin Klein fragrances. We are impressed with management and believe that the company has the ability to grow its top and bottom line over time.

As for Kroger Co., investors were concerned that the combination of deflation in food-at-home pricing and rising labor costs may create a difficult operating environment for grocers. Amid this backdrop, the firm’s shares were under pressure for most of the year. However, Kroger Co. enjoyed a relief rally following the election as investors began to believe in reflation. We remained positive on Kroger Co., as the company has been investing in its omni-channel platform, growing its organic food selection and successfully winning market share from its main competitors.

On the positive side, we benefited from exposure to financials, which represent the largest absolute weight in the Portfolio. M&T Bank Corp. rallied along with other financials toward year-end as shares reacted positively to the U.S. presidential election. Investors were

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

(unaudited)

STRATEGY REVIEW (continued)

optimistic about higher interest rates, a less burdensome regulatory environment and corporate tax reform under the new administration. While we trimmed the position slightly to reflect higher valuation levels, we continued to own shares, given that we consider M&T Bank Corp. an extremely high-quality franchise. The bank’s fortress balance sheet, strong management and commitment to generating strong returns to shareholders keep us optimistic.

On a stock-specific basis, Energen Corp. was also a top contributor. Energen Corp.’s shares benefited from the recovery in crude oil prices. Over the past five years, Energen Corp. has transitioned from a strategy of growth by acquisition to a focus on growing organically. After the sale of its distribution business, Energen Corp. became a pure-play Permian Basin upstream business. We continued to have an optimistic view of Energen Corp., given its excellent acreage and inventory depth in the well-located Permian Basin.

Thompson, Siegel & Walmsley LLC

The utilities and financial services sectors were the most notable contributors to relative performance. Within utilities, the Portfolio benefited from strong stock selection. Top contributors were regulated utility holding company Alliant Energy Corp. and independent power producer Talen Energy Corp. (no longer held at period end). In financial services, a broad array of stocks outperformed. Companies such as property and casualty reinsurer Alleghany Corp., mortgage REIT Annaly Capital Management, Inc., student loan servicer Navient Corp. (no longer held at period end), and commercial bank First Republic Bank made meaningful contributions.

Consumer discretionary and energy were the two most notable detractors from relative return. In consumer discretionary, the primary detractor was tax preparation servicer H&R Block, Inc., due to ongoing industry headwinds and a strategic shift that had what we believe a short-term negative impact on earnings. Cable television network AMC Networks, Inc. also declined due to a challenged industry backdrop, combined with concerns that viewership for the network’s best performing show had peaked and that new strategic initiatives may not achieve desired results. In energy, Chesapeake Energy Corp. (no longer held at period end) was the main driver of underperformance, as fears that the company faced a higher probability of bankruptcy due to counterparty margin calls weighed on the stock.

Consumer discretionary was the Portfolio’s largest overweight relative to the Russell Midcap® Value Index. This is a broadly diverse group, where we continue to identify companies with opportunities to exploit certain consumer trends or that have compelling business initiatives. We also remain overweight in health care, where we have found compelling valuation cases with company specific catalysts across a diversified group of companies ranging from drug distributors to a biotechnology company.

At the industry level, the Portfolio is most overweight in media, where we have uncovered a variety of companies that we feel have been overlooked or incorrectly valued due to their unique characteristics, wide moats, consistent revenue growth and sometimes complex corporate structures relative to other areas within consumer discretionary.

The Portfolio is most underweight in producer durables, where sustainability of margins and stretched valuations are a general concern. We also remain underweight financial services, reflecting muted loan growth and an unattractive risk-reward outlook for most banks, and unattractive valuations for REITs.

Jonathan K. L. Simon

Gloria Fu, CFA

Lawrence Playford, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The start of 2016 was one of the most challenging beginnings of a new year in recent history, with the domestic market experiencing a double-digit decline during the first quarter. Throughout the year, there was consistent uncertainty from unexpected events such as the United Kingdom’s vote to leave the European Union (“Brexit”), the European Central Bank extending its quantitative easing stimulus program, the results of the U.S. presidential election and the post-election equity rally, along with numerous geopolitical events. In deference to these events and others, the U.S. equity market, as measured by the S&P 500®, finished the year on an upbeat note with a gain of 11.96% based on expectations of future tax reform and a less onerous regulatory environment.

Domestically, third quarter gross domestic product (“GDP”) was revised upward to 3.50% due to stronger consumer and capital spending. Recent indications are that the fourth quarter reading of GDP will be softer than expected. Both labor force participation and unemployment rose in December. Wage pressure is also rising. The U.S. Federal Reserve (“Fed”), in its December 2016 meeting, increased interest rates by a quarter of a point and also indicated that they may increase rates at a faster pace than previously indicated if appropriate. Currently, the Fed is maintaining its 2.00% target inflation rate and recognizes that its monetary policy remains accommodative. In recent months, the majority of business and consumer confidence measures rose. This was partly due to rising post-election expectations that equities, employment and income will materially improve due to the change to a new administration.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Mid Growth Portfolio returned 12.32%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 7.33%.

STRATEGY REVIEW

Stock selection in the financial services, materials, energy, industrials, and consumer staples sectors positively impacted relative performance, while stock selection in the consumer discretionary, health care and utilities sectors detracted during the year.

Top contributors included Micron Technology, Inc., SVB Financial Group (no longer held at period end), WhiteWave Foods, Co. (no longer held at period end), F5 Networks, Inc. and IAC/InterActiveCorp. The information technology sector was well represented in this list. Micron Technology, Inc. is a leading provider of memory semiconductors. The Portfolio used weakness in the stock to initiate a position at a valuation near book value, which has historically been an attractive entry point. The stock performed well since purchase as memory prices firmed. F5 Networks, Inc. performed strongly due largely to a refresh of the company’s product portfolio, as new product cycles historically have driven accelerating revenue growth for F5 Networks, Inc. Though IAC/InterActiveCorp reported weak financial results in early February, we continued to like the company’s growth businesses, namely HomeAdvisor and Vimeo.

In financials, SVB Financial Group reported a solid third quarter. Earnings were slightly above estimates, with lower-than-expected provisions, higher-than-expected warrant and equity gains and loan growth slightly below estimates. Concerns about the credit quality of the company’s early-stage venture book have largely disappeared. More importantly, the Presidential election cast an entirely new light on the banks generally—expectations shifted toward more frequent rate hikes and a lower regulatory burden were extremely positive for banks during the fourth quarter. In consumer staples, WhiteWave Foods, Co. announced in July that it had agreed to be acquired by Danone.

Top detractors included Acadia Healthcare (no longer held at period end), TreeHouse Foods, Inc., Sabre Corp., Perrigo Co. PLC and Universal Health Services, Inc. Many of these companies are in health care. Acadia Healthcare was a weak performer in the fourth quarter. Earnings were less than stellar, but the stock’s poor performance was more likely due to uncertainty around the company’s merger-and-acquisition activity in the United Kingdom as well as worsening sentiment across the health-care services industry.

Perrigo Co. PLC is the leading U.S. provider of over-the-counter drugs in addition to producing a line of branded drugs sold primarily in Europe. We purchased Perrigo Co. PLC after the stock declined significantly due to integration issues with a recently acquired company. We believe these issues are transitory and used the stock’s weakness to build a position in a dominant supplier in the markets it serves. We re-initiated a position in Universal Health Services, Inc. after exiting the stock earlier in the year. We know the business and believe that concerns related to the repeal of the Affordable Care Act and to a tight labor market in behavioral health created an attractive entry point.

In consumer staples, TreeHouse Foods, Inc. reported a weak third quarter and reduced guidance for the year. After an initial bout of enthusiasm surrounding the Conagra Private Brands acquisition in early 2016, the company experienced growing pains and integration difficulties over the summer, but the earnings growth trajectory still seems quite compelling to us. The rotation away from low-volatility stocks in the second half of the year, particularly in the post-election rally, hurt food stocks generally. In information technology, Sabre

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Corp. shares lagged on the combination of weaker-than-expected quarterly earnings and a CEO transition. With the company indicating business momentum improved in early fourth quarter and a new CEO in place, we believe the stock’s current risk/reward profile is attractive.

Howard B. Aschwald, CFA

Timothy D. Chatard, CFA

Co-Portfolio Managers

Quantum Capital Management

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Value Portfolio

(unaudited)

MARKET ENVIRONMENT

The fiscal year began with equities mired in a sell-off, which began in July 2015. Once that decline ran its course, equities in general, particularly small cap stocks, rallied strongly through the end of the year. The Russell 2000® Value Index performed well from its low on February 11.

The period was marked by difficult cross-currents, including the uncertainty around timing of a directional change in interest rate policy, Great Britain’s referendum to leave the European Union (“Brexit”), and a contentious U.S. election between two candidates with very different agendas. These dynamics, as well as industry-specific money flows, led to traditional fundamental factors having an uncharacteristically poor year.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Small Value Portfolio returned 19.48%. By comparison, its benchmark,

the Russell 2000® Value Index, returned 31.74%.

STRATEGY REVIEW

The Portfolio underperformed the benchmark due to poor stock selection.

Two of the biggest detractors were from the technology sector. J2 Global, Inc. fell sharply in the first quarter after an analyst’s negative report, and VASCO Data Security International, Inc. fell in October after cutting its forward guidance. Other negative contributors were: American Equity Investment Life Holding Co., Alon USA Energy, Inc. and Molina Healthcare, Inc., the last of which fell on fears of the potential repeal of the Affordable Care Act. None of these holdings were still held at year-end.

Central Garden & Pet Co., DuPont Fabros Technology, Inc., Banc of California, Inc., AK Steel Holding Corp. and Rudolph Technologies, Inc. contributed to relative performance.

On a sector basis, the Portfolio’s real estate holdings were the top contributors, followed closely by utilities. The Portfolio’s information technology holdings detracted the most. All three of the information technology industry groups detracted, driven by a combination of holding some stocks that had poor returns from unexpected negative events and by not holding stocks with extraordinary returns from events like acquisitions.

The value factor was the only major factor to contribute positively, all of which occurred in November and December. The momentum factor weighed the most; stocks that had done well early reversed during the fourth quarter and performed poorly. Additionally, size exposure detracted because the Portfolio had a slightly larger capitalization than the benchmark and small caps outperformed large caps.

David Hanna

Michael J. Vogelzang, CFA

James W. Gaul, CFA

Douglas A. Riley, CFA

Co-Portfolio Managers

Boston Advisors, LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

(unaudited)

MARKET ENVIRONMENT

During 2016, investors shook off multiple periods of economic and geopolitical uncertainty, both internationally and in the U.S., before bidding stocks materially higher in the second half of the year. Overseas, concern about contagion from a slowdown in China in the first calendar quarter was followed by a sharp correction in June, when financial markets contemplated the fallout of Great Britain’s referendum to leave the European Union (“Brexit”). Fears regarding both proved unfounded, much like the result of the presidential election in November. Indeed, the global macroeconomic picture stabilized during the year, enhancing confidence in the domestic economy and stock market.

Although stocks pulled back ahead of the presidential vote, investor sentiment shifted after Donald Trump’s victory. The policy regime heading to Washington calls for lower taxes, less regulation, and higher spending on domestic infrastructure—all of which are supportive of an economic environment that had already been strengthening in recent months. A better economic picture, coupled with higher inflation expectations, led the U.S. Federal Reserve (“Fed”) to lift the federal funds rate by 25 basis points in December. The confluence of these factors drove a powerful market rotation into cyclical stocks, with banks and other financials being the biggest beneficiaries. The energy sector also did well, reflecting the recovery in oil prices from their lows earlier in 2016.

From a style perspective, small-cap investors went back and forth in their preference for “value” and “growth” stocks for much of the year. For the time frame as a whole, “value” stocks outperformed in keeping with longer term historical precedent. This reversed the trend that had been in place for the last several years and provided a tailwind for the Portfolio.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Small Core Portfolio returned 23.33%. By comparison, its primary and secondary benchmarks, the Russell 2000® Index and the S&P 500®, returned 21.31% and 11.96%, respectively.

STRATEGY REVIEW

The Portfolio outperformed its benchmark, Russell 2000® Index, due to stock selection. The Portfolio’s holdings in nine of the 11 economic sectors outpaced their benchmark counterparts. Sector allocation detracted from relative results primarily due to our overweight in health care and underweight in financials.

Stock selection added the most value in consumer discretionary and health care. In consumer discretionary, it was our holdings in the education industry that led. In health care, the Portfolio’s substantial underweight in the biotechnology industry was a primary driver, as these issues within the benchmark collectively underperformed. The Portfolio’s health-care holdings are more profitable, produce higher free cash flow yields and earn superior returns on capital when compared to the biotechnology stocks in the benchmark.

Eoin E. Middaugh, CFA

D. Kevin McCreesh, CFA

Co-Portfolio Managers

Systematic Financial Management, L.P.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Once again the past year can be best characterized as a market roller coaster. A bullish end to calendar year 2015 was followed by a deep correction during the first six weeks of 2016. Since the market low on February 11, smaller stocks led the market.

Despite many warnings from market prognosticators, the November 8 election proved to be a catalytic event for the market. The stock market responded with unabashed bullishness as investors look forward to more favorable tax rates and tax reform, pro-growth fiscal policies and less governmental regulation. Obvious concerns about higher rates, as evidenced by the significant increase in yields, could also signal a significant shift by investors in the fixed income market away from bonds to equities.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Small Growth Portfolio returned 20.67%. By comparison, its benchmark, the Russell 2000® Growth Index, returned 11.32%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark. Higher volatility and high-quality factors performing better created an environment more favorable for our performance. Factor analysis demonstrated that companies with low-quality and high-valuation attributes underperformed the benchmark.

From a sector perspective, health care, financials and energy provided the strongest relative outperformance versus the benchmark. Meanwhile, consumer discretionary, materials and processing sectors underperformed.

Supernus Pharmaceuticals, Inc., a specialty pharmaceutical company that develops and markets drugs for the treatment of central nervous system diseases, was the largest contributor. Strength was driven by the release of preliminary results, which showed strong revenue and solid pipeline progress.

G-III Apparel Group, Ltd., a specialty designer and manufacturer of women’s and men’s apparel under licensed brands, was the largest detractor. There were two primary reasons. First, the company’s financial results throughout 2016 fell below expectations due to continued slow sales and orders in its outwear segment. Because of last winter’s historically warm weather, retailers were reluctant to place orders into the fall and winter seasons. Second, on July 25, the company announced the large acquisition of Donna Karen from LVMH, which was dilutive.

W. Conrad Doenges

Portfolio Manager

Ranger Investment Management, L.P.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

(unaudited)

MARKET ENVIRONMENT

The MSCI All Country World Index ex-U.S. rose 5.01% in U.S. dollar terms in 2016, as strong gains in the Index’s constituents offset the negative impact post-election dollar strength had on returns. Regional performance was generally positive, with North America posting the largest gain, up 24.40% on strength in the Canadian market. Europe remained a challenging environment and was the only materially negative region. The United Kingdom, which rallied following the referendum to leave the European Union (“Brexit”) in June, finished roughly flat for the year. Sector level returns were varied with energy up 30.95%, and materials up 27.35%, leading the Index as a result of sensitivity to price increases in oil and other commodities. Health care was the largest drag, with a (12.95)% return, on growing concern around drug price erosion in the pharmaceutical industry. Traditionally defensive telecommunication services was also in negative territory, as investors rotated away from yield-seeking opportunities.

2016 ended with global stock market sentiment on a positive note. Energy, materials, financials and industrials led markets higher last year, while utilities, telecoms, health care and consumer staples underperformed. This suggested that the market consensus was anticipating better growth, rising prices and higher interest rates in the year ahead, reducing the relative appeal of stocks offering higher yields and more defensive profits. The course of stock markets in 2017 may be significantly affected by how these expectations are borne out. Gradually improving economic growth that gently lifts wages and prices causing interest rates to work higher would be welcomed by global stock investors especially since many markets are reasonably valued. On the other hand, either disappointing economic growth leading to renewed deflationary pressure in the U.S., Europe, the United Kingdom, Japan and elsewhere, or a surprise burst of inflation that could send interest rates up sharply, could puncture recent optimism.

Much like 2016, political events like the negotiations over Brexit and the evolution of Donald Trump’s policies are likely to spark bouts of market volatility in the year ahead. We believe the current market environment produces good opportunities for an active value investment approach, as changes in investor sentiment and macroeconomic events create attractive divergence between upside opportunity and downside risk. While the markets will undoubtedly remain turbulent, Thompson, Siegel & Walmsley LLC’s patient approach seeks to take advantage of price movements that reflect changes in sentiment more than underlying value.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners International Equity Portfolio returned 2.30%. By comparison, its benchmark, the MSCI All Country World Index ex-U.S., returned 5.01%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark. Holdings in Europe were the primary regional detractor from relative return. Israel-based Teva Pharmaceutical Industries, Ltd. was the largest underperformer. Following a negative patent ruling on its multiple sclerosis treatment Copaxone in the summer, the company’s shares continued to trade lower on industry concerns that drug price erosion could lead to lower profitability. Telefonaktiebolaget LM Ericsson (no longer held at period end) was another notable laggard. The telecom equipment company faced profitability headwinds as a result of weak sales and lack of progress on cost restructuring initiatives. We sold our position because recent results did not support our investment thesis.

On a regional basis, stock selection in Japan was the top relative contributor. Wireless telecommunications company SoftBank Group Corp. was among top individual contributors, as it acquired multinational semiconductor designer ARM Holdings PLC. SoftBank Group Corp. management also announced growth initiatives comprising substantial planned investments in the U.S., India and South Korea. Specialty chemicals manufacturer Kuraray Co., Ltd., another top performer in Japan, saw recovering demand for many of its LCD-panel related products in the second half of 2016. Kuraray Co., Ltd. is focused on realizing synergies in vinyl acetate operations the company acquired from DuPont in 2014.

On a sector basis, information technology and utilities were the largest detractors. A position in Telefonaktiebolaget LM Ericsson weighed the most in information technology, while French holdings Veolia Environnement SA and Engie SA were the primary laggards in utilities. Shares of water and waste manager Veolia Environnement SA were pressured due to adverse currency movements and lower economic growth assumptions. Engie SA, an electric utility, faced a challenging operating environment caused by low power and gas prices.

Telecommunications services was the top sector contributor largely resulting from a position in SoftBank Group Corp. Consumer staples also contributed, led by Danish beer brewer Carlsberg A/S, which posted notably strong performance prior to our eliminating the position in the second quarter of 2016. The business saw success improving margins through cost-saving synergies; however, valuation was no longer compelling.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Partners Portfolios	Annual Report 2016

Schedules of Investments Composition

At December 31, 2016

(unaudited)

Transamerica Partners Government Money Market Portfolio (formerly, Transamerica Partners Money Market Portfolio)

Portfolio Characteristics	Years
Average Maturity§	0.25
Duration†	0.10

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	44.1%
Short-Term U.S. Government Agency Obligations	30.8
U.S. Government Agency Obligations	17.5
Short-Term U.S. Government Obligations	7.6
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Partners High Quality Bond Portfolio

Portfolio Characteristics	Years
Average Maturity§	1.99
Duration†	1.76

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	24.5%
AAA	28.6
AA	11.9
A	17.2
BBB	17.0
BB	0.6
Net Other Assets (Liabilities)	0.2
Total	100.0%

Transamerica Partners Inflation-Protected Securities Portfolio

Portfolio Characteristics	Years
Average Maturity§	9.10
Duration†	7.48

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	97.6%
AAA	0.2
AA	1.0
BBB	0.3
B	0.0 *
NR (Not Rated)	2.0
Net Other Assets (Liabilities)^	(1.1)
Total	100.0%

Transamerica Partners Core Bond Portfolio

Portfolio Characteristics	Years
Average Maturity§	8.49
Duration†	5.71

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	51.4%
AAA	8.7
AA	4.7
A	17.0
BBB	24.8
BB	1.5
B	1.0
CCC and Below	1.5
NR (Not Rated)	3.7
Net Other Assets (Liabilities)	(14.3)
Total	100.0%

Transamerica Partners High Yield Bond Portfolio

Portfolio Characteristics	Years
Average Maturity§	6.09
Duration†	3.68

Credit Quality‡	Percentage of Net Assets
AAA	4.1%
BBB	6.3
BB	34.6
B	41.3
CCC and Below	9.4
NR (Not Rated)	2.7
Net Other Assets (Liabilities)	1.6
Total	100.0%

Transamerica Partners Balanced Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	59.5%
Corporate Debt Securities	15.4
U.S. Government Obligations	8.7
U.S. Government Agency Obligations	6.6
Mortgage-Backed Securities	4.6
Short-Term U.S. Government Agency Obligations	4.6
Asset-Backed Securities	2.5
Repurchase Agreement	1.1
Short-Term U.S. Government Obligations	0.8
Foreign Government Obligations	0.6
Municipal Government Obligations	0.4
Securities Lending Collateral	0.3
Preferred Stocks	0.2
Net Other Assets (Liabilities)^	(5.3)
Total	100.0%

Transamerica Partners Large Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	97.2%
Securities Lending Collateral	3.3
Repurchase Agreement	1.5
Exchange-Traded Fund	1.3
Net Other Assets (Liabilities)	(3.3)
Total	100.0%

Transamerica Partners Large Core Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	2.5
Repurchase Agreement	1.2
Net Other Assets (Liabilities)	(2.4)
Total	100.0%

Transamerica Partners Large Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.7%
Securities Lending Collateral	1.7
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	0.6
Total	100.0%

Transamerica Partners Portfolios	Annual Report 2016

Schedules of Investments Composition (continued)

At December 31, 2016

(unaudited)

Transamerica Partners Mid Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	95.2%
Repurchase Agreement	4.6
Securities Lending Collateral	2.4
Net Other Assets (Liabilities)	(2.2)
Total	100.0%

Transamerica Partners Mid Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	99.8%
Securities Lending Collateral	1.9
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

Transamerica Partners Small Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.4%
Securities Lending Collateral	8.9
Master Limited Partnerships	1.9
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(8.0)
Total	100.0%

Transamerica Partners Small Core Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	98.1%
Securities Lending Collateral	6.4
Repurchase Agreement	1.8
Net Other Assets (Liabilities)	(6.3)
Total	100.0%

Transamerica Partners Small Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.0%
Securities Lending Collateral	9.5
Repurchase Agreement	4.1
Net Other Assets (Liabilities)	(9.6)
Total	100.0%

Transamerica Partners International Equity Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.0%
Securities Lending Collateral	5.0
Preferred Stocks	2.5
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(4.5)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Government Money Market Portfolio

(formerly, Transamerica Partners Money Market Portfolio)

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.5%
Federal Agricultural Mortgage Corp. 0.68% (A), 04/03/2018	$ 13,500,000	$ 13,500,000
Federal Farm Credit Banks
0.72% (A), 02/13/2017	2,410,000	2,409,917
0.73% (A), 04/20/2017	350,000	349,947
0.74% (A), 08/01/2017	2,740,000	2,740,165
0.78% (A), 03/29/2017	10,125,000	10,123,864
0.79% (A), 04/17/2017	5,950,000	5,949,669
0.80% (A), 06/22/2017 - 11/13/2017	24,200,000	24,199,966
Federal Home Loan Banks
0.71% (A), 07/12/2017	14,600,000	14,600,000
0.77% (A), 06/01/2018	13,500,000	13,500,000
0.83% (A), 10/04/2017 - 10/27/2017	44,500,000	44,502,918
0.91% (A), 08/25/2017	9,600,000	9,602,721
0.94% (A), 12/18/2017	7,500,000	7,510,206
Federal National Mortgage Association 0.94% (A), 03/21/2018	15,500,000	15,552,619

Total U.S. Government Agency Obligations (Cost $164,541,992)		164,541,992

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.8%
Federal Agricultural Mortgage Corp.
0.69% (A), 05/09/2017	12,200,000	12,199,566
0.78% (A), 08/25/2017	12,500,000	12,500,409
Federal Farm Credit Banks 0.73% (A), 02/15/2017	24,100,000	24,099,699
Federal Farm Credit Discount Notes 0.66% (B), 08/07/2017	5,000,000	4,980,319
Federal Home Loan Bank Discount Notes
0.44% (B), 01/11/2017	12,100,000	12,098,555
0.47% (B), 01/19/2017 - 03/06/2017	42,650,000	42,631,635
0.49% (B), 01/27/2017	39,450,000	39,436,324
0.54% (B), 02/22/2017	20,000,000	19,984,689
0.55% (B), 03/22/2017	24,500,000	24,470,600
0.59% (B), 05/03/2017 - 05/05/2017	40,263,000	40,183,056
Federal Home Loan Banks
0.63% (A), 06/01/2017	12,200,000	12,199,235
0.80% (A), 04/19/2017	19,300,000	19,300,000
Federal Home Loan Mortgage Corp. Discount Notes 0.34% (B), 01/05/2017	24,750,000	24,749,079

Total Short-Term U.S. Government Agency Obligations (Cost $288,833,166)		288,833,166

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 7.6%
U.S. Treasury Bill
0.60% (B), 06/01/2017	25,000,000	24,938,132
0.65% (B), 06/22/2017	34,300,000	34,195,118
0.66% (B), 06/29/2017	12,300,000	12,260,247

Total Short-Term U.S. Government Obligations (Cost $71,393,497)		71,393,497

	Principal	Value
REPURCHASE AGREEMENTS - 44.1%

Barclays Capital, Inc.
0.50% (B), dated 12/30/2016, to be repurchased at $74,004,111 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 4.86% - 6.60%, due 03/18/2027 - 11/25/2046, and with a total value of $75,480,000.

	$ 74,000,000	$ 74,000,000
Barclays Capital, Inc. 0.76% (B), dated 12/09/2016, to be repurchased at $34,041,414 on 02/07/2017. Collateralized by a U.S. Government Obligation and U.S. Government Agency Obligations, 0.30% - 6.31%, due 03/02/2017 - 11/25/2046, and with a total value of $36,669,090. (C)	34,000,000	34,000,000
Deutsche Bank Securities, Inc. 0.51% (B), dated 12/30/2016, to be repurchased at $13,000,737 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, Zero Coupon - 1.75%, due 09/26/2018 - 06/20/2019, and with a total value of $13,260,062.	13,000,000	13,000,000
Goldman Sachs & Co. 0.44% (B), dated 12/30/2016, to be repurchased at $37,001,809 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 3.00% - 4.00%, due 10/01/2028 - 03/01/2044, and with a total value of $37,740,000.	37,000,000	37,000,000
ING Financial Markets LLC 0.46% (B), dated 12/30/2016, to be repurchased at $97,704,994 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 2.00% - 4.00%, due 10/20/2038 - 05/20/2046, and with a total value of $99,654,268.	97,700,000	97,700,000
Jefferies LLC 0.48% (B), dated 12/30/2016, to be repurchased at $47,302,523 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 3.00% - 4.00%, due 05/01/2027 - 12/20/2046, and with a total value of $48,246,001.	47,300,000	47,300,000
Nomura Securities International, Inc. 0.51% (B), dated 12/30/2016, to be repurchased at $111,106,296 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 1.29% - 9.00%, due 10/01/2017 - 11/20/2066, and with a total value of $113,322,000.	111,100,000	111,100,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Government Money Market Portfolio

(formerly, Transamerica Partners Money Market Portfolio)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

Principal	Value
REPURCHASE AGREEMENTS (continued)

State Street Bank & Trust Co.
0.03% (B), dated 12/30/2016, to be repurchased at $420,590 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.00%, due 02/15/2025, and with a value of $429,970.

$ 420,588	$ 420,588

Total Repurchase Agreements (Cost $414,520,588)	414,520,588

Total Investments (Cost $939,289,243) (D)	939,289,243
Net Other Assets (Liabilities) - (0.0)% (E)	(121,782)

Net Assets - 100.0%	$ 939,167,461

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$164,541,992	$—	$164,541,992
Short-Term U.S. Government Agency Obligations	—	288,833,166	—	288,833,166
Short-Term U.S. Government Obligations	—	71,393,497	—	71,393,497
Repurchase Agreements	—	414,520,588	—	414,520,588

Total Investments	$—	$939,289,243	$—	$939,289,243

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	Illiquid security. At December 31, 2016, value of the illiquid security is $34,000,000, representing 3.6% of the Portfolio’s net assets.
(D)	Aggregate cost for federal income tax purposes is $939,289,243.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 33.4%
American Express Credit Account Master Trust
Series 2014-2, Class A,
1.26%, 01/15/2020	$ 2,000,000	$ 2,001,265
Series 2014-3, Class A,
1.49%, 04/15/2020	1,000,000	1,002,269
Series 2014-4, Class A,
1.43%, 06/15/2020	1,500,000	1,502,485
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class D,
2.68%, 10/09/2018	1,500,000	1,500,738
Series 2013-2, Class C,
1.79%, 03/08/2019	1,225,044	1,226,571
Series 2013-3, Class C,
2.38%, 06/10/2019	1,000,000	1,004,010
Series 2014-3, Class D,
3.13%, 10/08/2020	1,270,000	1,289,941
Series 2015-4, Class C,
2.88%, 07/08/2021	750,000	758,075
Series 2016-1, Class C,
2.89%, 01/10/2022	950,000	961,814
Series 2016-4, Class B,
1.83%, 12/08/2021	1,000,000	990,415
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class B,
3.04%, 03/20/2019 (A)	850,000	853,324
Series 2014-1A, Class A,
2.46%, 07/20/2020 (A)	1,250,000	1,246,989
Series 2014-1A, Class B,
2.96%, 07/20/2020 (A)	375,000	373,483
Barclays Dryrock Issuance Trust Series 2016-1, Class A, 1.52%, 05/16/2022	2,000,000	1,981,388
Capital Auto Receivables Asset Trust
Series 2013-1, Class C,
1.74%, 10/22/2018	1,137,789	1,138,244
Series 2015-4, Class C,
2.89%, 02/22/2021	1,630,000	1,635,680
Series 2016-1, Class B,
2.67%, 12/21/2020	1,000,000	997,954
Series 2016-2, Class B,
2.11%, 03/22/2021	1,000,000	993,073
Series 2016-3, Class C,
2.35%, 09/20/2021	725,000	713,105
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7,
5.75%, 07/15/2020	1,000,000	1,031,942
Series 2015-A1, Class A1,
1.39%, 01/15/2021	3,800,000	3,798,222
Series 2015-A8, Class A8,
2.05%, 08/15/2023	3,300,000	3,299,538
Series 2016-A3, Class A3,
1.34%, 04/15/2022	2,920,000	2,887,684
Series 2016-A4, Class A4,
1.33%, 06/15/2022	3,350,000	3,305,064
Series 2016-A6, Class A,
1.82%, 09/15/2022	2,015,000	2,009,932

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust
Series 2013-1, Class D,
1.99%, 08/15/2019	$ 1,150,000	$ 1,151,332
Series 2013-2, Class C,
1.61%, 03/15/2019	2,150,000	2,151,684
Series 2015-2, Class C,
2.39%, 03/15/2021	900,000	897,666
Series 2016-1, Class A3,
1.61%, 11/16/2020	2,000,000	2,000,368
Chase Issuance Trust Series 2014-A7, Class A7, 1.38%, 11/15/2019	2,000,000	2,001,738
CIT Equipment Collateral Series 2014-VT1, Class C, 2.65%, 10/20/2022 (A)	2,000,000	2,005,713
Citibank Credit Card Issuance Trust
Series 2014-A2, Class A2,
1.02%, 02/22/2019	3,900,000	3,899,849
Series 2014-A4, Class A4,
1.23%, 04/24/2019	3,900,000	3,901,561
CLI Funding V LLC
Series 2013-1A,
2.83%, 03/18/2028 (A)	669,900	645,279
Series 2013-3A, Class A,
3.67%, 11/18/2028 (A)	444,828	428,845
CNH Equipment Trust
Series 2013-D, Class B,
1.75%, 04/15/2021	1,100,000	1,100,786
Series 2014-A, Class A3,
0.84%, 05/15/2019	292,194	292,079
Series 2014-B, Class B,
1.93%, 11/15/2021	1,050,000	1,051,322
Series 2014-C, Class A3,
1.05%, 11/15/2019	1,280,665	1,279,459
Series 2015-A, Class B,
2.14%, 08/15/2022	2,000,000	2,003,100
Series 2015-B, Class A3,
1.37%, 07/15/2020	1,000,000	999,805
Series 2015-B, Class B,
2.23%, 10/17/2022	1,825,000	1,829,519
Colony American Homes Series 2015-1A, Class A, 1.94% (B), 07/17/2032 (A)	1,592,019	1,593,889
Diamond Resorts Owner Trust
Series 2013-2, Class A,
2.27%, 05/20/2026 (A)	945,862	940,833
Series 2014-1, Class A,
2.54%, 05/20/2027 (A)	1,123,584	1,114,391
Series 2015-2, Class A,
2.99%, 05/22/2028 (A)	760,212	754,576
Discover Card Execution Note Trust
Series 2014-A5, Class A,
1.39%, 04/15/2020	2,000,000	2,002,967
Series 2015-A4, Class A4,
2.19%, 04/17/2023	3,000,000	3,003,695
Entergy Texas Restoration Funding LLC Series 2009-A, Class A2, 3.65%, 08/01/2019	1,096,586	1,112,685

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class D,
3.50%, 01/15/2019	$ 2,300,000	$ 2,301,694
Series 2015-1, Class B,
1.62%, 01/15/2020	1,050,000	1,048,916
Series 2016-5, Class A1,
1.95%, 11/15/2021	3,150,000	3,138,795
Global SC Finance II SRL Series 2013-1A, Class A, 2.98%, 04/17/2028 (A)	1,060,833	1,025,737
Huntington Auto Trust Series 2016-1, Class A3, 1.59%, 11/16/2020	1,835,000	1,831,239
Hyundai Auto Receivables Trust Series 2012-C, Class C, 1.42%, 02/15/2019	1,010,000	1,010,029
Invitation Homes Trust Series 2013-SFR1, Class B, 2.11% (B), 12/17/2030 (A)	1,080,000	1,075,333
MVW Owner Trust
Series 2015-1A, Class A,
2.52%, 12/20/2032 (A)	1,779,347	1,769,606
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	945,915	927,274
Nissan Master Owner Trust Receivables Series 2015-A, Class A2, 1.44%, 01/15/2020	2,090,000	2,090,203
Sierra Timeshare Receivables Funding LLC
Series 2012-1A, Class B,
3.58%, 11/20/2028 (A)	589,135	589,594
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	603,460	600,630
SMART ABS Trust Series 2013-2US, Class A4A, 1.18%, 02/14/2019	573,424	571,589
Synchrony Credit Card Master Note Trust Series 2012-2, Class A, 2.22%, 01/15/2022	2,062,000	2,077,680
Tricon American Homes Trust Series 2015-SFR1, Class B, 2.39% (B), 05/17/2032 (A)	730,000	729,082
World Financial Network Credit Card Master Trust
Series 2012-C, Class M,
3.32%, 08/15/2022	500,000	509,745
Series 2012-D, Class B,
3.34%, 04/17/2023	1,440,000	1,453,316
Series 2013-A, Class A,
1.61%, 12/15/2021	5,000,000	5,009,111
World Omni Auto Receivables Trust Series 2015-A, Class A4, 1.75%, 04/15/2021	2,450,000	2,452,625
World Omni Automobile Lease Securitization Trust
Series 2015-A, Class B,
1.94%, 12/15/2020	2,030,000	2,032,177
Series 2016-A, Class A4,
1.61%, 01/15/2022	1,000,000	989,820

Total Asset-Backed Securities (Cost $110,459,967)		109,900,541

	Principal	Value
CORPORATE DEBT SECURITIES - 27.4%
Banks - 5.8%
Bank of America Corp. 6.88%, 04/25/2018, MTN	$ 3,941,000	$ 4,188,928
Citigroup, Inc. 1.70%, 04/27/2018	3,425,000	3,417,451
JPMorgan Chase & Co. 2.55%, 10/29/2020	1,000,000	999,262
KeyBank NA
1.70%, 06/01/2018	1,330,000	1,329,253
2.35%, 03/08/2019	2,000,000	2,011,492
Toronto-Dominion Bank 1.75%, 07/23/2018, MTN	3,820,000	3,825,978
Wells Fargo & Co. 2.55%, 12/07/2020, MTN	3,425,000	3,428,915

		19,201,279

Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	2,000,000	2,011,490

Capital Markets - 3.2%
Deutsche Bank AG 1.35%, 05/30/2017	3,365,000	3,357,712
Goldman Sachs Group, Inc. 2.24% (B), 04/23/2021	3,005,000	3,044,744
Morgan Stanley 2.65%, 01/27/2020	4,000,000	4,018,840

		10,421,296

Chemicals - 0.8%
Airgas, Inc. 1.65%, 02/15/2018	2,575,000	2,579,800

Communications Equipment - 1.0%
Cisco Systems, Inc. 1.40%, 09/20/2019	3,240,000	3,204,668

Consumer Finance - 4.7%
Ford Motor Credit Co. LLC
2.24%, 06/15/2018	1,500,000	1,502,033
2.94%, 01/08/2019, MTN	2,115,000	2,139,136
General Motors Financial Co., Inc. 3.15%, 01/15/2020	3,080,000	3,099,315
John Deere Capital Corp. 1.25%, 10/09/2019, MTN	2,875,000	2,823,770
PACCAR Financial Corp. 1.75%, 08/14/2018, MTN	760,000	763,227
Toyota Motor Credit Corp. 1.70%, 02/19/2019, MTN	2,025,000	2,018,601
Visa, Inc. 2.20%, 12/14/2020	3,075,000	3,084,560

		15,430,642

Diversified Financial Services - 0.8%
Bear Stearns Cos. LLC 7.25%, 02/01/2018	2,500,000	2,645,595

Diversified Telecommunication Services - 0.7%
AT&T, Inc. 2.80%, 02/17/2021	900,000	892,851
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	1,300,000	1,299,427

		2,192,278

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.4%
Exelon Generation Co. LLC 5.20%, 10/01/2019	$ 1,295,000	$ 1,387,930

Energy Equipment & Services - 1.0%
Schlumberger Norge AS 1.25%, 08/01/2017 (A)	3,450,000	3,445,812

Equity Real Estate Investment Trusts - 1.1%
Ventas Realty, LP 1.25%, 04/17/2017	1,000,000	999,535
Ventas Realty, LP / Ventas Capital Corp. 4.00%, 04/30/2019	2,516,000	2,608,282

		3,607,817

Food & Staples Retailing - 1.1%
CVS Health Corp. 2.80%, 07/20/2020	3,500,000	3,551,117

Industrial Conglomerates - 0.7%
Honeywell International, Inc. 1.40%, 10/30/2019	2,350,000	2,328,270

Insurance - 0.7%
Metropolitan Life Global Funding I 1.50%, 01/10/2018 (A)	2,200,000	2,200,361

Media - 0.9%
Comcast Cable Communications LLC 8.88%, 05/01/2017	2,880,000	2,952,444

Oil, Gas & Consumable Fuels - 3.2%
Chevron Corp. 1.72%, 06/24/2018	1,500,000	1,504,593
Husky Energy, Inc. 6.20%, 09/15/2017	2,420,000	2,500,322
Kinder Morgan, Inc. 7.00%, 06/15/2017	1,545,000	1,580,846
Petroleos Mexicanos 2.90% (B), 07/18/2018	3,250,000	3,271,125
Total Capital International SA 1.55%, 06/28/2017	1,500,000	1,502,467

		10,359,353

Pharmaceuticals - 0.4%
Bayer US Finance LLC 1.50%, 10/06/2017 (A)	1,430,000	1,428,122

Semiconductors & Semiconductor Equipment - 0.3%
Altera Corp. 2.50%, 11/15/2018	1,050,000	1,068,132

Total Corporate Debt Securities (Cost $90,178,485)		90,016,406

MORTGAGE-BACKED SECURITIES - 13.3%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (B), 12/05/2032 (A)	1,600,000	1,681,207
Banc of America Commercial Mortgage Trust
Series 2008-1, Class A4,
6.24% (B), 02/10/2051	3,648,115	3,742,358
Series 2008-1, Class AJ,
6.28% (B), 02/10/2051	1,850,000	1,842,140

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust
Series 2007-C9, Class AMFL,
1.30% (B), 12/10/2049 (A)	$ 4,000,000	$ 3,960,397
Series 2012-LC4, Class A3,
3.07%, 12/10/2044	1,650,000	1,678,801
Series 2013-CR12, Class A1,
1.30%, 10/10/2046	2,890,745	2,884,397
Core Industrial Trust Series 2015-TEXW, Class C, 3.73%, 02/10/2034 (A)	1,600,000	1,630,911
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class A1, 1.25%, 01/15/2047	1,027,039	1,025,917
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-LDP2, Class D,
4.94% (B), 07/15/2042	5,000,000	5,011,082
Series 2005-LDP2, Class E,
4.98% (B), 07/15/2042	3,680,000	3,654,523
Series 2012-C8, Class A2,
1.80%, 10/15/2045	3,017,779	3,023,374
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A2, 1.97%, 05/15/2046	2,643,402	2,655,561
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class E,
5.15% (B), 11/14/2042	4,000,000	3,992,413
Series 2006-T21, Class C,
5.26% (B), 10/12/2052 (A)	1,390,000	1,369,113
Series 2016-UB12, Class A1,
1.78%, 12/15/2049	2,450,000	2,440,434
Wachovia Bank Commercial Mortgage Trust
Series 2006-C25, Class C,
5.79% (B), 05/15/2043	1,519,674	1,517,583
Series 2007-C32, Class A1A,
5.71% (B), 06/15/2049	857,282	864,105
WFRBS Commercial Mortgage Trust Series 2013-C18, Class A1, 1.19%, 12/15/2046	923,078	920,692

Total Mortgage-Backed Securities (Cost $44,123,301)		43,895,008

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.8%
Federal Home Loan Mortgage Corp.
2.60% (B), 06/01/2033	1,007,885	1,054,967
4.50%, 09/01/2026	1,435,760	1,510,540
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.97% (B), 01/25/2021	2,000,000	2,137,801
Federal National Mortgage Association
1.95%, 11/01/2020	2,630,000	2,608,799
5.58%, 04/01/2017	73,754	73,749
FREMF Mortgage Trust Series 2013-K502, Class B, 2.61% (B), 03/25/2045 (A)	1,820,000	1,823,276

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
4.53%, 12/20/2061	$ 2,174,960	$ 2,272,019
4.66%, 11/20/2061	1,127,046	1,170,124
4.67%, 09/20/2063	2,472,991	2,567,934
4.74%, 02/20/2063	2,594,965	2,709,087
4.75%, 02/20/2061	288,470	296,323
4.83%, 02/20/2061	288,205	297,641
4.84%, 06/20/2063	2,060,445	2,159,031
4.86%, 05/20/2062	2,181,867	2,271,363
4.87%, 05/20/2061	579,894	599,851
5.27%, 11/20/2060	1,754,776	1,848,703
5.31%, 04/20/2061	1,062,190	1,113,248
5.48%, 01/20/2060	4,086,496	4,264,208
5.66%, 06/20/2059	977,266	993,600
5.75%, 12/15/2022	307,855	333,136

Total U.S. Government Agency Obligations (Cost $33,762,425)		32,105,400

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 14.7%
U.S. Treasury - 14.7%
U.S. Treasury Note
0.75%, 09/30/2018	$ 7,975,000	$ 7,921,105
0.88%, 07/31/2019	19,777,000	19,547,547
1.13%, 02/28/2021	21,460,000	20,880,752

Total U.S. Government Obligations (Cost $48,953,508)		48,349,404

REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $3,876,302 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $3,958,062.	3,876,289	3,876,289

Total Repurchase Agreement (Cost $3,876,289)		3,876,289

Total Investments (Cost $331,353,975) (D)		328,143,048
Net Other Assets (Liabilities) - 0.2%		756,992

Net Assets - 100.0%		$ 328,900,040

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$109,900,541	$—	$109,900,541
Corporate Debt Securities	—	90,016,406	—	90,016,406
Mortgage-Backed Securities	—	43,895,008	—	43,895,008
U.S. Government Agency Obligations	—	32,105,400	—	32,105,400
U.S. Government Obligations	—	48,349,404	—	48,349,404
Repurchase Agreement	—	3,876,289	—	3,876,289

Total Investments	$—	$328,143,048	$—	$328,143,048

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $34,213,777, representing 10.4% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(C)	Rate disclosed reflects the yield at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $331,488,034. Aggregate gross unrealized appreciation and depreciation for all securities is $445,198 and $3,790,184, respectively. Net unrealized depreciation for tax purposes is $3,344,986.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
Australia - 0.2%
Australia Government Bond 3.75%, 04/21/2037 (A)	AUD 740,000	$ 553,692

Greece - 0.0% (B)
Hellenic Republic Government Bond 0.00% (C) (D), 10/15/2042	EUR 366,000	982

Italy - 0.3%
Italy Buoni Poliennali del Tesoro
1.25%, 09/15/2032 (A)	443,152	487,343
2.60%, 09/15/2023 (A)	252,670	309,407

		796,750

New Zealand - 1.0%
New Zealand Government Bond
2.50%, 09/20/2035 (A)	NZD 800,000	574,484
3.00%, 09/20/2030 (A)	2,102,000	1,664,521

		2,239,005

Total Foreign Government Obligations (Cost $3,704,947)		3,590,429

U.S. GOVERNMENT OBLIGATIONS - 97.6%
U.S. Treasury Inflation-Protected Securities - 97.6%
U.S. Treasury Inflation-Indexed Bond
0.63%, 02/15/2043	$ 3,232,932	2,959,921
0.75%, 02/15/2042	8,275,509	7,834,606
1.38%, 02/15/2044	4,579,061	4,997,180
1.75%, 01/15/2028	8,272,818	9,236,849
2.00%, 01/15/2026	4,682,710	5,275,373
2.13%, 02/15/2040 - 02/15/2041	11,430,475	14,197,557
2.38%, 01/15/2025 - 01/15/2027	14,308,129	16,581,085
2.50%, 01/15/2029	7,396,835	8,921,714
3.38%, 04/15/2032	533,009	736,809
3.63%, 04/15/2028	6,590,701	8,666,258
3.88%, 04/15/2029 (E)	7,579,757	10,363,021
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2019 - 07/15/2024	72,442,820	72,526,424
0.13%, 04/15/2021 - 07/15/2026 (F)	12,765,933	12,724,972
0.25%, 01/15/2025	4,490,376	4,416,208
0.38%, 07/15/2023	9,301,379	9,384,673
0.63%, 07/15/2021 - 01/15/2026	18,588,250	18,962,312
1.00%, 02/15/2046	142,838	143,441
1.13%, 01/15/2021	10,033,309	10,525,594
1.25%, 07/15/2020	5,275,841	5,571,995
1.38%, 07/15/2018 - 01/15/2020	8,355,469	8,774,203

Total U.S. Government Obligations (Cost $232,249,309)		232,800,195

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.1%
Put - 10-Year U.S. Treasury Note Futures
Exercise Price $124
Expiration Date 01/27/2017	322	120,750

Total Exchange-Traded Options Purchased (Cost $190,123)		120,750

	Number of Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.0% (B) (G)
Put - CHF vs. NOK
Exercise Price CHF 8
Expiration Date 02/14/2017, UBS	2,560,000	$ 1,171
Put - CHF vs. NOK Exercise Price CHF 8 Expiration Date 02/17/2017, UBS	2,560,000	2,760
Put - EUR vs. USD Exercise Price EUR 1 Expiration Date 01/30/2017, DUB	4,720,000	78,617

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $160,251)		82,548

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.2% (G)
Call - Pays Floating Rate Index 3-Month
USD-LIBOR
Exercise Rate 2.68%
Expiration Date 01/12/2021, DUB	$ 1,500,000	176,551
Put - Receives Floating Rate Index 3-Month
USD-LIBOR
Exercise Rate 2.68%
Expiration Date 01/12/2021, DUB	1,500,000	192,860
Put - Receives Floating Rate Index 6-Month
EUR-EURIBOR
Exercise Rate 2.50%
Expiration Date 06/08/2022, DUB	EUR 3,200,000	182,870

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $785,664)		552,281

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.1%
Money Market Fund - 0.1%
BlackRock Liquidity Funds T-Fund Portfolio	314,050	314,050

Total Short-Term Investment Company (Cost $314,050)		314,050

SECURITIES LENDING COLLATERAL - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (H)	3,710,264	3,710,264

Total Securities Lending Collateral (Cost $3,710,264)		3,710,264

Total Investments (Cost $241,114,608) (I)		241,170,517
Net Other Assets (Liabilities) - (1.1)%		(2,655,311)

Net Assets - 100.0%		$ 238,515,206

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Put - 10-Year U.S. Treasury Note Futures	USD 122.00	01/27/2017	199	$(109,409)	$(21,766)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN: (G)
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premiums (Received)	Value
Put - CHF vs. NOK	UBS	CHF	7.90	02/17/2017	CHF	2,560,000	$(13,232)	$(616)
Put - EUR vs. USD	DUB	EUR	1.07	01/30/2017	EUR	4,720,000	(30,590)	(79,794)

Total							$(43,822)	$(80,410)

OVER-THE-COUNTER INFLATION-CAPPED OPTIONS WRITTEN: (G)
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	DUB	2.50%	HICP Index	04/26/2022	EUR	1,070,000	$(74,168)	$(228)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (G)
Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 2-Year	DUB	3-Month USD-LIBOR	Receive	0.90%	06/07/2018	USD	16,100,000	$(79,851)	$(11,392)
Put - 2-Year	DUB	3-Month USD-LIBOR	Pay	1.90	06/07/2018	USD	16,100,000	(68,279)	(143,517)
Put - 20-Year	DUB	6-Month EUR-EURIBOR	Pay	4.50	06/08/2022	EUR	3,200,000	(150,269)	(31,313)

Total								$(298,399)	$(186,222)

CENTRALLY CLEARED SWAP AGREEMENTS: (J)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.73%	08/31/2046	USD	415,000	$77,940	$—	$77,940
3-Month USD-LIBOR	1.75	05/31/2021	USD	10,290,000	85,607	—	85,607
3-Month USD-LIBOR	1.80	08/19/2046	USD	972,000	166,517	—	166,517
3-Month USD-LIBOR	2.51	08/15/2026	USD	2,740,000	(33,622)	—	(33,622)
3-Month USD-LIBOR	2.78	11/15/2043	USD	1,300,000	(38,199)	—	(38,199)
1-Year OIS Federal Funds Rate	1.42	05/31/2021	USD	2,940,000	22,632	—	22,632

Total					$280,875	$—	$280,875

OVER-THE-COUNTER SWAP AGREEMENTS: (G)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP ex Tobacco NSA	DUB	1.13%	12/08/2021	EUR	2,090,000	$9,588	$—	$9,588

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (G)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP ex Tobacco NSA	DUB	1.41%	12/08/2026	EUR	2,090,000	$(15,477)	$—	$(15,477)

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(56)	12/17/2018	$127,350	$—
90-Day Eurodollar	Long	153	09/17/2018	—	(287,045)
90-Day Eurodollar	Long	56	12/18/2017	—	(77,790)
2-Year U.S. Treasury Note	Short	(71)	03/31/2017	12,734	—
5-Year U.S. Treasury Note	Long	318	03/31/2017	—	(32,612)
10-Year Australia Treasury Bond	Short	(10)	03/15/2017	—	(3,429)
10-Year U.S. Treasury Bond	Long	13	03/22/2017	19,683	—
10-Year U.S. Treasury Note	Long	60	03/22/2017	5,069	—
Euro-BTP Italy Government Bond	Short	(8)	03/08/2017	—	(11,768)
German Euro Bund	Long	2	03/08/2017	7,493	—
German Euro BUXL	Short	(1)	03/08/2017	—	(2,948)
German Euro Schatz	Short	(152)	03/08/2017	—	(22,019)
U.K. Gilt	Short	(4)	03/29/2017	—	(10,454)
U.S. Treasury Bond	Short	(21)	03/22/2017	—	(45,296)
U.S. Treasury Bond	Short	(40)	03/22/2017	41,442	—

Total				$213,771	$(493,361)

FORWARD FOREIGN CURRENCY CONTRACTS: (G)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	02/01/2017	USD	1,304,964	EUR	1,175,000	$66,003	$—
CBA	01/05/2017	USD	2,375,794	NZD	3,337,000	58,009	—
CITI	01/27/2017	USD	652,678	GBP	525,000	5,152	—
CITI	02/01/2017	EUR	1,155,000	USD	1,277,554	—	(59,681)
DUB	02/01/2017	EUR	1,155,000	USD	1,281,091	—	(63,219)
GSB	01/05/2017	USD	1,148,567	EUR	1,080,000	11,280	—
GSB	02/01/2017	USD	1,301,110	EUR	1,155,000	83,237	—
HSBC	01/05/2017	USD	295,183	AUD	400,000	6,566	—
MSCS	02/03/2017	USD	104,676	EUR	100,000	—	(776)
NAB	01/05/2017	USD	97,385	AUD	131,000	2,863	—
SSB	01/05/2017	EUR	302,000	USD	314,941	3,078	—
UBS	01/27/2017	GBP	1,040,000	USD	1,272,024	10,693	—

Total						$246,881	$(123,676)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Foreign Government Obligations	$—	$3,590,429	$—	$3,590,429
U.S. Government Obligations	—	232,800,195	—	232,800,195
Exchange-Traded Options Purchased	120,750	—	—	120,750
Over-the-Counter Foreign Exchange Options Purchased	—	82,548	—	82,548
Over-the-Counter Interest Rate Swaptions Purchased	—	552,281	—	552,281
Short-Term Investment Company	314,050	—	—	314,050
Securities Lending Collateral	3,710,264	—	—	3,710,264

Total Investments	$4,145,064	$237,025,453	$—	$241,170,517

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$352,696	$—	$352,696
Over-the-Counter Interest Rate Swap Agreements	—	9,588	—	9,588
Futures Contracts (L)	213,771	—	—	213,771
Forward Foreign Currency Contracts (L)	—	246,881	—	246,881

Total Other Financial Instruments	$213,771	$609,165	$—	$822,936

LIABILITIES
Other Financial Instruments
Exchange-Traded Options Written	$(21,766)	$—	$—	$(21,766)
Over-the-Counter Foreign Exchange Options Written	—	(80,410)	—	(80,410)
Over-the-Counter Inflation-Capped Options Written	—	(228)	—	(228)
Over-the-Counter Interest Rate Swaptions Written	—	(186,222)	—	(186,222)
Centrally Cleared Interest Rate Swap Agreements	—	(71,821)	—	(71,821)
Over-the-Counter Interest Rate Swap Agreements	—	(15,477)	—	(15,477)
Futures Contracts (L)	(493,361)	—	—	(493,361)
Forward Foreign Currency Contracts (L)	—	(123,676)	—	(123,676)

Total Other Financial Instruments	$(515,127)	$(477,834)	$—	$(992,961)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2016, the total value of Regulation S securities is $3,589,447, representing 1.5% of the Portfolio’s net assets.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Floating or variable rate security. The rate disclosed is as of December 31, 2016.
(D)	Percentage rounds to less than 0.01% or (0.01)%.
(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $520,664.
(F)	All or a portion of the security is on loan. The value of the security on loan is $3,636,230. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(G)	Cash in the amount of $580,000 has been segregated by the broker as collateral for open options, over-the-counter swap agreements, swaptions and/or forward foreign currency contracts.
(H)	Rate disclosed reflects the yield at December 31, 2016.
(I)	Aggregate cost for federal income tax purposes is $243,784,921. Aggregate gross unrealized appreciation and depreciation for all securities is $2,969,676 and $5,584,080, respectively. Net unrealized depreciation for tax purposes is $2,614,404.
(J)	Cash in the amount of $589,220 has been segregated by the custodian as collateral for centrally cleared swap agreements.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America, N.A.
CBA	Commonwealth Bank of Australia
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
HSBC	HSBC Bank USA
MSCS	Morgan Stanley Capital Services Inc.
NAB	National Australia Bank
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
BUXL	Bundesanleihen (German Long-Term Debt)
EURIBOR	Euro Interbank Offer Rate
HICP	Harmonized Indices of Consumer Prices
LIBOR	London Interbank Offered Rate
NSA	Not Seasonally Adjusted
OIS	Overnight Indexed Swap
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 6.4%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$ 3,321,295	$ 3,600,140
Avis Budget Rental Car Funding AESOP LLC
Series 2013-1A, Class A,
1.92%, 09/20/2019 (A)	1,000,000	994,972
Series 2014-1A, Class A,
2.46%, 07/20/2020 (A)	912,000	909,803
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 2.31% (B), 07/18/2027 (A)	4,560,000	4,570,880
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (A)	2,282,555	2,255,588
Conseco Finance Securitizations Corp. Series 2002-2, Class A2, 6.03% (B), 03/01/2033	20,661	20,667
Hertz Vehicle Financing LLC Series 2016-3A, Class A, 2.27%, 07/25/2020 (A)	2,270,000	2,247,977
ICG US CLO, Ltd. Series 2014-1A, Class A1, 2.03% (B), 04/20/2026 (A)	1,610,000	1,604,653
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (A)	1,914,023	1,890,530
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	2,364,787	2,318,185
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (A)	5,900,000	5,875,757
OCP CLO, Ltd. Series 2015-8A, Class A1, 2.41% (B), 04/17/2027 (A)	4,650,000	4,652,041
Ocwen Master Advance Receivables Trust Series 2015-T3, Class AT3, 3.21%, 11/15/2047 (A)	6,115,000	6,113,718
Palmer Square CLO, Ltd. Series 2015-2A, Class A1A, 2.38% (B), 07/20/2027 (A)	4,575,000	4,576,455
RAAC Trust Series 2007-RP4, Class A, 0.93% (B), 11/25/2046 (A)	877,406	755,340
SBA Tower Trust Series 2014-1A, Class C, 2.90% (B), 10/15/2044 (A)	9,030,000	9,098,530
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B,
2.70%, 10/20/2030 (A)	692,409	694,391
Series 2014-1A, Class A,
2.07%, 03/20/2030 (A)	1,316,288	1,307,395
Series 2014-2A, Class A,
2.05%, 06/20/2031 (A)	1,145,195	1,143,099
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	886,678	882,520

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2015-1A, Class B,
3.05%, 03/22/2032 (A)	$ 919,998	$ 926,171
Series 2016-2A, Class A,
2.33%, 07/20/2033 (A)	1,780,883	1,749,180
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (A)	1,173,956	1,157,477
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (A)	3,396,603	3,200,237
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	2,805,014	2,819,039
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 1.65% (B), 10/15/2018 (A)	3,791,000	3,776,253
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (A)	1,380,321	1,365,110
Wellfleet CLO, Ltd. Series 2016-2A, Class A1, 2.51% (B), 10/20/2028 (A)	3,170,000	3,173,262

Total Asset-Backed Securities (Cost $74,325,142)		73,679,370

CORPORATE DEBT SECURITIES - 39.6%
Air Freight & Logistics - 0.2%
FedEx Corp.
4.90%, 01/15/2034	1,075,000	1,145,904
5.10%, 01/15/2044	1,260,000	1,367,145

		2,513,049

Airlines - 1.8%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	2,264,224	2,201,958
3.70%, 04/01/2028	3,807,192	3,769,120
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	6,635,302	6,933,891
6.82%, 02/10/2024	553,772	636,838
7.75%, 06/17/2021	344,259	381,266
United Airlines Pass-Through Trust 3.75%, 03/03/2028	6,685,780	6,719,209

		20,642,282

Auto Components - 0.2%
BorgWarner, Inc. 3.38%, 03/15/2025 (C)	2,235,000	2,196,842

Automobiles - 0.4%
Ford Motor Co. 4.35%, 12/08/2026	2,743,000	2,771,796
General Motors Co.
4.88%, 10/02/2023	850,000	891,031
6.25%, 10/02/2043	500,000	552,740

		4,215,567

Banks - 7.4%
Bank of America Corp.
2.63%, 10/19/2020, MTN	1,035,000	1,035,591

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
4.10%, 07/24/2023	$ 1,595,000	$ 1,666,137
4.45%, 03/03/2026, MTN	1,325,000	1,365,463
5.75%, 12/01/2017	1,965,000	2,035,443
Bank One Capital III 8.75%, 09/01/2030	560,000	788,183
Bank One Corp. 8.00%, 04/29/2027	470,000	613,973
Barclays Bank PLC 10.18%, 06/12/2021 (A)	7,485,000	9,294,199
BNP Paribas SA 6.75% (B), 03/14/2022 (A) (D)	3,085,000	3,042,581
Branch Banking & Trust Co. 3.80%, 10/30/2026	1,980,000	2,034,713
Citigroup, Inc.
1.70%, 04/27/2018	3,472,000	3,464,348
2.36% (B), 09/01/2023	3,405,000	3,472,702
3.38%, 03/01/2023	1,380,000	1,386,922
6.68%, 09/13/2043	490,000	621,078
Commerzbank AG 8.13%, 09/19/2023 (A)	6,715,000	7,543,631
Cooperatieve Rabobank UA 11.00% (B), 06/30/2019 (A) (D)	8,795,000	10,336,764
Discover Bank 3.45%, 07/27/2026	1,280,000	1,235,982
First Horizon National Corp. 3.50%, 12/15/2020	2,345,000	2,366,358
HSBC Holdings PLC 4.25%, 03/14/2024	485,000	492,821
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (A)	1,405,000	1,298,480
JPMorgan Chase & Co.
2.55%, 10/29/2020	3,450,000	3,447,454
3.25%, 09/23/2022	1,745,000	1,764,701
4.85%, 02/01/2044 (C)	490,000	545,252
6.75% (B), 02/01/2024 (D)	412,000	443,930
JPMorgan Chase Bank NA 6.00%, 10/01/2017	860,000	887,506
KeyBank NA 3.40%, 05/20/2026, MTN	1,210,000	1,174,996
Nordea Bank AB 4.25%, 09/21/2022 (A)	8,020,000	8,354,378
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	1,685,000	1,750,216
6.40%, 10/21/2019	1,130,000	1,230,354
Societe Generale SA 5.00%, 01/17/2024 (A)	2,315,000	2,350,755
Toronto-Dominion Bank 3.63% (B), 09/15/2031	3,050,000	2,979,332
Wells Fargo & Co.
2.15%, 01/15/2019	912,000	917,020
4.13%, 08/15/2023	1,855,000	1,919,404
5.38%, 11/02/2043	550,000	607,007
5.90% (B), 06/15/2024 (D)	1,080,000	1,085,400
Wells Fargo Bank NA 5.95%, 08/26/2036	1,217,000	1,432,716

		84,985,790

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.8%
Anheuser-Busch InBev Worldwide, Inc. 4.95%, 01/15/2042	$ 4,189,000	$ 4,559,982
Molson Coors Brewing Co.
2.10%, 07/15/2021	2,605,000	2,537,041
3.00%, 07/15/2026	2,482,000	2,346,264

		9,443,287

Biotechnology - 1.0%
AbbVie, Inc. 3.60%, 05/14/2025	926,000	917,192
Celgene Corp. 5.00%, 08/15/2045	6,196,000	6,442,167
Gilead Sciences, Inc.
2.95%, 03/01/2027	2,893,000	2,768,772
4.15%, 03/01/2047	1,399,000	1,328,774

		11,456,905

Capital Markets - 4.6%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	3,495,000	3,571,128
7.30%, 06/28/2019	3,180,000	3,569,302
Deutsche Bank AG
2.22% (B), 08/20/2020	2,535,000	2,459,934
4.25%, 10/14/2021 (A)	4,320,000	4,336,658
Goldman Sachs Group, Inc.
5.75%, 01/24/2022	3,555,000	3,996,584
6.25%, 02/01/2041	490,000	607,388
6.75%, 10/01/2037	1,557,000	1,922,657
Macquarie Group, Ltd. 6.25%, 01/14/2021 (A)	5,645,000	6,249,884
Morgan Stanley
5.00%, 11/24/2025	3,738,000	3,993,257
5.75%, 01/25/2021	6,880,000	7,633,883
State Street Corp. 1.96% (B), 06/01/2077	285,000	251,869
Oaktree Capital Management, LP 6.75%, 12/02/2019 (A)	4,080,000	4,534,846
UBS AG 7.63%, 08/17/2022	5,385,000	6,105,244
UBS Group Funding Jersey, Ltd. 4.13%, 09/24/2025 (A)	2,883,000	2,938,547

		52,171,181

Chemicals - 0.4%
LyondellBasell Industries NV 5.00%, 04/15/2019	1,217,000	1,285,945
Monsanto Co. 4.40%, 07/15/2044	2,705,000	2,614,372

		3,900,317

Commercial Services & Supplies - 0.5%
ERAC USA Finance LLC 3.85%, 11/15/2024 (A)	3,020,000	3,069,105
Hutchison Whampoa International 14, Ltd. 1.63%, 10/31/2017 (A)	2,325,000	2,319,595

		5,388,700

Communications Equipment - 0.4%
Cisco Systems, Inc. 2.13%, 03/01/2019	797,000	807,503
Harris Corp. 5.55%, 10/01/2021	3,442,000	3,797,899

		4,605,402

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.5%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (A)	$ 955,000	$ 923,628
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	5,140,000	5,222,292

		6,145,920

Consumer Finance - 0.4%
Ally Financial, Inc. 3.50%, 01/27/2019	1,155,000	1,160,775
American Express Co. 4.05%, 12/03/2042	990,000	955,366
BMW US Capital LLC 2.80%, 04/11/2026 (A)	1,777,143	1,711,397
Discover Financial Services 3.85%, 11/21/2022	1,111,000	1,127,924

		4,955,462

Containers & Packaging - 0.3%
International Paper Co. 4.75%, 02/15/2022	2,047,000	2,214,281
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 6.88%, 02/15/2021	1,503,674	1,547,281

		3,761,562

Diversified Consumer Services - 0.0% (E)
President and Fellows of Harvard College 3.62%, 10/01/2037	255,000	253,118

Diversified Telecommunication Services - 2.0%
AT&T, Inc.
3.00%, 06/30/2022	4,480,000	4,397,613
3.40%, 05/15/2025	2,735,000	2,636,056
4.35%, 06/15/2045	1,445,000	1,287,541
4.60%, 02/15/2021	585,000	618,742
5.00%, 03/01/2021	905,000	973,338
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (A)	790,000	769,887
Intelsat Jackson Holdings SA 7.25%, 04/01/2019 (C)	1,902,000	1,597,680
Sprint Capital Corp. 6.88%, 11/15/2028	822,000	811,725
Verizon Communications, Inc.
3.45%, 03/15/2021 (C)	1,125,000	1,161,453
4.50%, 09/15/2020	1,135,000	1,214,578
5.15%, 09/15/2023	2,975,000	3,289,586
6.55%, 09/15/2043	2,901,000	3,623,282

		22,381,481

Electric Utilities - 1.3%
Appalachian Power Co. 3.40%, 06/01/2025	2,700,000	2,734,349
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	458,000	508,528
8.88%, 11/15/2018	449,000	504,575
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	4,720,000	4,285,008
Entergy Arkansas, Inc. 3.70%, 06/01/2024	1,110,000	1,150,014
Jersey Central Power & Light Co. 7.35%, 02/01/2019	1,000,000	1,095,312

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	$ 333,000	$ 355,636
5.30%, 06/01/2042	525,000	615,789
PacifiCorp
3.60%, 04/01/2024	3,380,000	3,515,258
5.75%, 04/01/2037	400,000	490,027

		15,254,496

Energy Equipment & Services - 0.3%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (A)	2,040,000	2,083,152
Schlumberger Investment SA 3.65%, 12/01/2023	835,000	874,644
Weatherford International, Ltd. 5.95%, 04/15/2042	960,000	724,800

		3,682,596

Equity Real Estate Investment Trusts - 2.3%
CBL & Associates, LP 5.25%, 12/01/2023	2,982,000	2,932,135
EPR Properties 4.50%, 04/01/2025	4,740,000	4,682,400
HCP, Inc. 3.40%, 02/01/2025	1,665,000	1,593,110
Kilroy Realty, LP 4.25%, 08/15/2029	5,355,000	5,245,287
Realty Income Corp. 3.88%, 07/15/2024	4,095,000	4,181,437
Simon Property Group, LP 3.38%, 10/01/2024	5,665,000	5,717,786
VEREIT Operating Partnership, LP 3.00%, 02/06/2019	1,655,000	1,650,863

		26,003,018

Food & Staples Retailing - 0.8%
CVS Health Corp.
2.13%, 06/01/2021	3,811,000	3,736,853
5.30%, 12/05/2043	319,000	361,454
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	1,258,000	1,263,753
4.30%, 04/22/2044	945,000	997,234
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	2,653,000	2,702,799

		9,062,093

Food Products - 0.5%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	1,470,000	1,411,604
Kraft Heinz Foods Co.
4.38%, 06/01/2046	2,277,000	2,142,609
4.88%, 02/15/2025 (A)	1,545,000	1,666,709

		5,220,922

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 3.75%, 11/30/2026	1,641,994	1,630,649
Boston Scientific Corp. 2.65%, 10/01/2018	1,062,000	1,073,647

		2,704,296

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.8%
Anthem, Inc.
1.88%, 01/15/2018	$ 1,930,000	$ 1,930,849
2.30%, 07/15/2018	1,930,000	1,942,617
3.30%, 01/15/2023	20,000	19,966
Coventry Health Care, Inc. 5.45%, 06/15/2021	1,632,000	1,812,352
Express Scripts Holding Co.
3.40%, 03/01/2027	1,412,000	1,322,919
4.80%, 07/15/2046	660,000	631,901
Tenet Healthcare Corp. 6.25%, 11/01/2018	1,010,000	1,065,550
UnitedHealth Group, Inc. 3.38%, 11/15/2021	650,000	674,522

		9,400,676

Industrial Conglomerates - 0.9%
General Electric Co.
5.00% (B), 01/21/2021 (D)	9,493,000	9,850,886
6.88%, 01/10/2039, MTN	500,000	704,971

		10,555,857

Insurance - 1.6%
American International Group, Inc. 8.18% (B), 05/15/2068	640,000	809,600
CNA Financial Corp. 5.88%, 08/15/2020	1,765,000	1,949,780
Fidelity National Financial, Inc. 5.50%, 09/01/2022	1,320,000	1,396,215
Lincoln National Corp. 8.75%, 07/01/2019	963,000	1,108,010
Metropolitan Life Global Funding I 1.30%, 04/10/2017 (A)	2,470,000	2,471,391
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	1,690,000	1,684,807
Pacific Life Insurance Co. 9.25%, 06/15/2039 (A)	2,365,000	3,493,398
Reinsurance Group of America, Inc. 3.63% (B), 12/15/2065	5,751,000	4,830,840

		17,744,041

IT Services - 0.6%
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	4,040,000	4,109,949
International Business Machines Corp. 3.63%, 02/12/2024	1,543,000	1,606,801
MasterCard, Inc. 3.38%, 04/01/2024	878,000	903,106

		6,619,856

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	3,515,000	3,541,721

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (A)	1,245,000	1,214,344

Media - 0.8%
21st Century Fox America, Inc. 7.63%, 11/30/2028	1,045,000	1,339,592

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CBS Corp. 5.75%, 04/15/2020	$ 1,845,000	$ 2,036,589
Comcast Corp. 5.88%, 02/15/2018	1,564,000	1,639,860
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (A) (D)	1,500,000	1,575,000
NBCUniversal Media LLC
4.38%, 04/01/2021	1,075,000	1,161,343
4.45%, 01/15/2043	1,359,000	1,388,717

		9,141,101

Metals & Mining - 0.2%
BHP Billiton Finance USA, Ltd. 3.85%, 09/30/2023 (C)	1,031,000	1,091,148
Freeport-McMoRan, Inc. 3.88%, 03/15/2023 (C)	1,125,000	1,032,187
Rio Tinto Finance USA PLC 2.88%, 08/21/2022	50,000	50,207

		2,173,542

Multi-Utilities - 0.4%
CMS Energy Corp.
3.88%, 03/01/2024	539,000	560,574
4.88%, 03/01/2044	725,000	777,228
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	2,760,000	2,761,708

		4,099,510

Oil, Gas & Consumable Fuels - 3.2%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (C)	1,485,000	1,662,101
Apache Corp.
4.25%, 01/15/2044	360,000	354,896
4.75%, 04/15/2043	520,000	535,615
BP Capital Markets PLC 3.12%, 05/04/2026	3,120,000	3,047,204
Energy Transfer Partners, LP 5.95%, 10/01/2043	960,000	989,402
EnLink Midstream Partners, LP 4.85%, 07/15/2026	960,000	968,384
EOG Resources, Inc. 2.45%, 04/01/2020	1,627,000	1,629,449
Exxon Mobil Corp.
1.82%, 03/15/2019	2,930,000	2,934,808
3.04%, 03/01/2026	1,290,000	1,288,252
Husky Energy, Inc. 4.00%, 04/15/2024	1,120,000	1,140,351
Kerr-McGee Corp. 6.95%, 07/01/2024	865,000	1,020,521
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	2,480,000	2,513,845
Laredo Petroleum, Inc. 7.38%, 05/01/2022	1,370,000	1,419,662
Murphy Oil Corp. 3.50%, 12/01/2017	1,326,000	1,332,630
Nexen Energy ULC 5.88%, 03/10/2035	110,000	123,554
Noble Energy, Inc.
6.00%, 03/01/2041	430,000	477,437
8.25%, 03/01/2019	1,065,000	1,196,320

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance BV 6.25%, 03/17/2024 (C)	$ 1,370,000	$ 1,314,104
Petroleos Mexicanos 3.50%, 01/30/2023	2,430,000	2,230,740
Range Resources Corp. 5.75%, 06/01/2021 (A)	450,000	471,375
Shell International Finance BV
2.50%, 09/12/2026	2,622,000	2,460,128
3.75%, 09/12/2046	785,000	722,314
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023 (C)	1,010,000	1,045,283
4.63%, 03/01/2034	875,000	922,680
Western Gas Partners, LP 5.38%, 06/01/2021	1,956,000	2,103,788
Williams Cos., Inc.
3.70%, 01/15/2023	540,000	521,100
7.88%, 09/01/2021	796,000	909,430
Williams Partners, LP 5.40%, 03/04/2044	814,000	788,881

		36,124,254

Pharmaceuticals - 0.7%
Actavis Funding SCS
3.45%, 03/15/2022	3,162,000	3,209,459
3.80%, 03/15/2025	2,518,000	2,520,966
4.55%, 03/15/2035	1,892,000	1,872,686
Pfizer, Inc. 4.13%, 12/15/2046	406,846	413,869
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	383,000	387,920

		8,404,900

Road & Rail - 0.4%
Aviation Capital Group Corp. 7.13%, 10/15/2020 (A)	3,032,000	3,501,960
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	269,000	272,266
3.75%, 04/01/2024	294,000	309,072

		4,083,298

Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp. 4.13%, 11/01/2021	3,735,000	3,894,895

Software - 0.2%
Microsoft Corp. 2.70%, 02/12/2025	2,445,000	2,395,785

Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc. 2.85%, 02/23/2023	5,198,000	5,230,399
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02%, 06/15/2026 (A)	2,370,000	2,567,412
HP, Inc. 3.75%, 12/01/2020	270,000	279,554

		8,077,365

Tobacco - 0.1%
Altria Group, Inc. 4.00%, 01/31/2024	905,000	956,238

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.2%
International Lease Finance Corp. 8.25%, 12/15/2020	$ 2,320,000	$ 2,702,800

Wireless Telecommunication Services - 1.8%
America Movil SAB de CV 3.13%, 07/16/2022	1,790,000	1,762,626
Crown Castle Towers LLC
4.88%, 08/15/2040 (A)	3,445,000	3,668,480
6.11%, 01/15/2040 (A)	7,393,000	8,010,026
SBA Tower Trust 2.24%, 04/15/2043 (A)	1,420,000	1,422,647
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	3,570,000	3,935,925
Sprint Corp. 7.88%, 09/15/2023	1,290,000	1,377,075
T-Mobile USA, Inc.
6.46%, 04/28/2019	145,000	147,538
6.73%, 04/28/2022	460,000	480,700
6.84%, 04/28/2023	145,000	155,331

		20,960,348

Total Corporate Debt Securities (Cost $453,852,766)		453,034,817

FOREIGN GOVERNMENT OBLIGATIONS - 1.4%
Brazil - 0.1%
Brazil Government International Bond 4.25%, 01/07/2025 (C)	1,440,000	1,346,400

Colombia - 0.1%
Colombia Government International Bond 4.00%, 02/26/2024 (C)	810,000	818,100

Indonesia - 0.2%
Indonesia Government International Bond 5.38%, 10/17/2023 (A)	2,500,000	2,707,658

Mexico - 0.3%
Mexico Government International Bond 4.00%, 10/02/2023	3,618,000	3,626,683

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	1,010,000	1,296,840

Republic of Korea - 0.5%
Export-Import Bank of Korea 4.00%, 01/11/2017 (C)	3,750,000	3,751,500
Korea Development Bank 3.50%, 08/22/2017	1,610,000	1,626,834

		5,378,334

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (A)	970,000	941,808

Total Foreign Government Obligations (Cost $15,990,690)		16,115,823

MORTGAGE-BACKED SECURITIES - 11.6%
Adjustable Rate Mortgage Trust Series 2004-2, Class 7A2, 1.60% (B), 02/25/2035	1,376	1,376

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust
Series 2005-36, Class 2A1A,
1.07% (B), 08/25/2035	$ 1,046,371	$ 770,166
Series 2005-50CB, Class 1A1,
5.50%, 11/25/2035	1,811,245	1,711,920
Series 2005-51, Class 3A3A,
1.06% (B), 11/20/2035	932,349	779,919
Series 2007-22, Class 2A16,
6.50%, 09/25/2037	7,211,887	5,169,740
Series 2007-5CB, Class 1A31,
5.50%, 04/25/2037	1,508,661	1,243,414
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A, 5.55% (B), 06/10/2049	487,756	491,220
Banc of America Funding Trust Series 2005-E, Class 4A1, 3.07% (B), 03/20/2035	127,540	127,966
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	4,905,000	4,844,881
Series 2012-TFT, Class C,
3.47% (B), 06/05/2030 (A)	4,215,000	4,082,217
Bear Stearns Alt-A Trust Series 2004-11, Class 2A2, 3.31% (B), 11/25/2034	64,773	61,045
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW15, Class A1A,
5.32%, 02/11/2044	1,072,585	1,073,869
Series 2007-PW17, Class A1A,
5.65% (B), 06/11/2050	1,370,110	1,395,277
Bear Stearns Mortgage Funding Trust Series 2006-AR5, Class 1A2, 0.97% (B), 12/25/2046	106,947	68,341
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1,
3.13% (B), 02/25/2034	91,714	90,760
Series 2005-3, Class 1A2,
1.05% (B), 04/25/2035	191,625	177,159
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	1,140,000	1,193,049
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	1,735,000	1,844,660
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (B), 06/25/2058 (A)	4,680,333	4,751,128
COMM Mortgage Trust
Series 2010-RR1, Class GEB,
5.54% (B), 12/11/2049 (A)	2,350,000	2,357,508
Series 2013-CR11, Class AM,
4.72% (B), 10/10/2046	565,000	611,694
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (A)	1,380,000	1,400,714
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	1,240,000	1,305,637
Series 2016-GCT, Class C,
3.46% (B), 08/10/2029 (A)	2,230,000	2,226,121

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (A)	$ 1,560,000	$ 1,558,511
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87% (B), 12/10/2049	1,175,000	1,200,836
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (A)	4,655,000	4,710,722
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 2.77% (B), 08/26/2036 (A)	3,213,646	3,170,736
CSMC Trust Series 2014-4R, Class 21A1, 0.91% (B), 12/27/2035 (A)	5,456,497	5,265,062
DBRR Trust Series 2011-C32, Class A3A, 5.52% (B), 06/17/2049 (A)	1,282,984	1,287,704
GMACM Mortgage Loan Trust
Series 2003-AR2, Class 1A1,
3.59% (B), 12/19/2033	27,191	25,845
Series 2005-AR1, Class 3A,
3.24% (B), 03/18/2035	48,028	46,449
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (B), 12/10/2027 (A)	3,320,000	3,136,578
GS Mortgage Securities Corp. Trust Series 2012-SHOP, Class C, 3.63%, 06/05/2031 (A)	410,000	413,508
Hilton USA Trust Series 2013-HLT, Class DFX, 4.41%, 11/05/2030 (A)	2,943	2,931
Impac CMB Trust Series 2004-6, Class 1A1, 1.56% (B), 10/25/2034	33,622	31,783
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.98% (B), 08/25/2037	624,275	493,341
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A,
5.43% (B), 06/12/2047	1,117,231	1,116,824
Series 2007-LD12, Class A1A,
5.85% (B), 02/15/2051	2,876,447	2,908,762
Series 2007-LDPX, Class A1A,
5.44%, 01/15/2049	710,805	712,881
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (A)	189,019	196,386
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
2.79% (B), 02/25/2034	64,648	64,050
Series 2006-A2, Class 5A1,
3.14% (B), 11/25/2033	63,671	64,956
Series 2006-S3, Class 1A12,
6.50%, 08/25/2036	336,188	274,041

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Resecuritization Trust Series 2014-2, Class 6A1, 2.84% (B), 05/26/2037 (A)	$ 4,153,128	$ 4,145,257
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM, 6.16% (B), 09/15/2045	900,000	929,205
MASTR Adjustable Rate Mortgages Trust Series 2007-R5, Class A1, 3.01% (B), 11/25/2035 (A)	524,548	392,536
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1,
1.40% (B), 10/25/2028	34,823	34,000
Series 2004-A1, Class 2A1,
2.88% (B), 02/25/2034	201,628	201,997
Series 2005-A3, Class A1,
1.03% (B), 04/25/2035	34,116	32,688
Series 2005-A4, Class 2A2,
3.04% (B), 07/25/2035	202,001	179,339
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 5.83% (B), 06/12/2050	995,465	1,004,711
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (A)	1,180,000	1,153,664
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM,
5.78% (B), 04/12/2049	2,641,427	2,640,958
Series 2007-IQ13, Class A1A,
5.31%, 03/15/2044	1,650,193	1,652,218
Series 2007-IQ13, Class AM,
5.41%, 03/15/2044	1,090,000	1,089,050
Series 2007-IQ14, Class A1A,
5.67% (B), 04/15/2049	888,228	894,557
Series 2007-IQ15, Class AM,
5.90% (B), 06/11/2049	1,225,000	1,241,901
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4B,
5.79% (B), 08/15/2045 (A)	540,000	541,984
Series 2012-XA, Class A,
2.00%, 07/27/2049 (A)	270,046	268,501
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (B), 07/26/2048 (A)	6,755,096	6,666,583
Motel 6 Trust Series 2015-MTL6, Class C, 3.64%, 02/05/2030 (A)	11,625,000	11,658,263
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50% (B), 10/25/2034 (A)	86,821	86,983
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (B), 12/25/2052 (A)	3,367,723	3,498,408
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	1,437,832	1,478,061
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	2,516,582	2,553,017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1.34% (B), 05/25/2035	$ 2,917,913	$ 2,801,891
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (B), 01/11/2037 (A)	4,200,000	3,962,651
RALI Trust
Series 2007-QO1, Class A1,
0.91% (B), 02/25/2047	489,538	416,945
Series 2007-QO4, Class A1A,
0.95% (B), 05/25/2047	923,195	768,529
RBSCF Trust Series 2010-RR3, Class WBTA, 5.97% (B), 02/16/2051 (A)	3,380,255	3,375,084
SCG Trust Series 2013-SRP1, Class AJ, 2.65% (B), 11/15/2026 (A)	3,355,000	3,326,619
STRIPS, Ltd. Series 2012-1A, Class A, 1.50%, 12/25/2044 (A)	68,317	68,317
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1,
3.09% (B), 07/25/2035	572,342	455,282
Series 2007-3, Class 3A1,
3.04% (B), 04/25/2047	1,552,882	1,185,371
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1.44% (B), 01/19/2034	44,210	42,558
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (B), 03/25/2054 (A)	2,881,698	2,906,596
Series 2015-5, Class A1B,
2.75% (B), 05/25/2055 (A)	3,508,477	3,516,985
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	2,680,000	2,737,655
Voyager BRSTN Delaware Trust, Interest Only STRIPS Series 2009-1, Class UAU7, 0.84% (B), 12/26/2036 (A)	126,748	124,237
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A,
1.05% (B), 07/25/2045	56,297	53,473
Series 2007-OA6, Class 1A1B,
1.35% (B), 07/25/2047	750,354	191,370

Total Mortgage-Backed Securities (Cost $136,024,663)		132,739,131

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.7%
California - 0.4%
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	340,000	471,679

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
State of California, General Obligation Unlimited
7.30%, 10/01/2039	$ 1,080,000	$ 1,525,381
7.60%, 11/01/2040	1,585,000	2,385,203
University of California, Revenue Bonds Series AD, 4.86%, 05/15/2112	315,000	305,512

		4,687,775

Georgia - 0.0% (E)
Municipal Electric Authority of Georgia, Revenue Bonds Series A, 6.64%, 04/01/2057	295,000	363,239

Illinois - 0.1%
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	670,000	598,645

New Jersey - 0.1%
New Jersey Turnpike Authority, Revenue Bonds Series F, 7.41%, 01/01/2040	431,000	620,869

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds Series E, 6.81%, 11/15/2040	355,000	473,435
New York City Water & Sewer System, Revenue Bonds Series CC, 5.88%, 06/15/2044	340,000	439,205
New York State Dormitory Authority, Revenue Bonds Series H, 5.39%, 03/15/2040	330,000	399,082
Port Authority of New York & New Jersey, Revenue Bonds Series 181, 4.96%, 08/01/2046	570,000	636,246

		1,947,968

Total Municipal Government Obligations (Cost $7,879,084)		8,218,496

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.3%
Federal Home Loan Mortgage Corp.
2.51% (B), 05/01/2037	74,808	77,640
2.52% (B), 04/01/2037	148,851	154,976
2.54% (B), 02/01/2037	43,657	45,648
2.62% (B), 01/01/2038	203,026	215,007
2.67% (B), 12/01/2034	20,233	21,602
2.99% (B), 09/01/2035	1,024,618	1,090,837
3.00% (B), 02/01/2041	586,497	621,842
3.04% (B), 09/01/2037	21,772	23,188
3.37% (B), 05/01/2037	98,550	105,279
5.50%, 06/01/2041	1,719,974	1,915,780
6.00%, 05/01/2031	511,037	589,669

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
1.88% (B), 08/01/2037	$ 8,824	$ 9,052
2.50%, TBA (F) (G)	8,476,000	8,489,409
2.54% (B), 08/01/2034	11,075	11,500
2.63% (B), 01/01/2035	22,387	23,365
2.81% (B), 03/01/2041	375,373	398,462
2.95% (B), 08/01/2035 - 03/01/2041	300,459	317,694
3.00%, TBA (F) (G)	57,922,000	57,540,514
3.50%, 07/01/2028 - 01/01/2029	4,238,175	4,451,776
3.50%, TBA (F) (G)	57,989,000	59,460,349
4.00%, 06/01/2042	561,385	593,256
4.00%, TBA (F) (G)	20,376,000	21,421,464
4.50%, 02/01/2025 - 06/01/2026	2,672,916	2,832,152
5.00%, 04/01/2039 - 11/01/2039	6,350,837	7,023,809
5.00%, TBA (F) (G)	1,648,000	1,795,290
5.50%, 04/01/2036 - 12/01/2041	4,332,883	4,940,316
6.00%, 02/01/2034 - 02/01/2041	7,796,083	8,975,439
6.50%, 05/01/2040	2,191,081	2,489,298
Government National Mortgage Association, Interest Only STRIPS 0.84% (B), 02/16/2053	7,731,232	412,549

Total U.S. Government Agency Obligations (Cost $185,801,586)		186,047,162

U.S. GOVERNMENT OBLIGATIONS - 22.0%
U.S. Treasury - 19.6%
U.S. Treasury Bond
2.25%, 08/15/2046 (C)	1,201,000	1,009,825
2.50%, 02/15/2045 - 05/15/2046	9,594,000	8,543,263
2.75%, 08/15/2042	8,544,500	8,072,220
3.13%, 02/15/2042	5,200,000	5,276,580
3.50%, 02/15/2039	809,000	884,718
3.63%, 02/15/2044	35,405,900	39,243,829
4.50%, 02/15/2036	15,262,200	19,311,445
4.75%, 02/15/2037	7,863,000	10,233,875
5.25%, 02/15/2029	10,654,000	13,617,975
U.S. Treasury Note
0.50%, 07/31/2017	2,268,000	2,265,696
0.63%, 09/30/2017	5,085,000	5,077,850
1.00%, 09/15/2017 - 11/30/2019	11,187,500	11,119,727
1.13%, 06/30/2021	3,375,000	3,266,500
1.13%, 09/30/2021 (C)	1,150,000	1,109,256
1.25%, 11/30/2018	12,527,900	12,546,003
1.50%, 08/15/2026 (C)	485,000	446,068
1.63%, 03/31/2019 - 05/15/2026	30,670,800	30,044,231
1.75%, 05/15/2023	15,333,000	14,934,097
1.88%, 11/30/2021 (C)	6,429,000	6,411,674
2.00%, 02/15/2025	10,060,000	9,791,207
2.25%, 11/15/2024	5,812,900	5,777,249
2.50%, 08/15/2023 - 05/15/2024	15,590,100	15,842,388

		224,825,676

U.S. Treasury Inflation-Protected Securities - 2.4%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	1,758,406	1,963,313
2.50%, 01/15/2029	7,511,221	9,059,682

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	$ 16,067,274	$ 16,349,592

		27,372,587

Total U.S. Government Obligations (Cost $257,148,412)		252,198,263

	Shares	Value
PREFERRED STOCKS - 0.3%
Banks - 0.1%
Citigroup Capital XIII 7.26% (B)	60,502	1,562,162

Capital Markets - 0.1%
State Street Corp. Series D, 5.90% (B)	23,039	596,019

Electric Utilities - 0.0% (E)
SCE Trust III Series H, 5.75% (B) (C)	7,998	203,709

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. Series Z, 8.38% (B) (H)	93,300	705,348
Federal National Mortgage Association
Series O, 0.00% (B) (H) (I)	1,300	17,901
Series S, 8.25% (B) (H)	81,175	649,400

		1,372,649

Total Preferred Stocks (Cost $4,586,142)		3,734,539

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.1%
Federal Home Loan Bank Discount Notes
0.34% (J), 01/09/2017	$ 3,900,000	3,899,754
0.36% (J), 01/13/2017 - 01/25/2017	68,000,000	67,984,602
0.46% (J), 02/10/2017	8,300,000	8,295,618
0.53% (J), 03/13/2017	46,675,000	46,628,465

Total Short-Term U.S. Government Agency Obligations (Cost $126,804,076)		126,808,439

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.0%
U.S. Treasury Bill
0.34% (J), 01/12/2017	11,700,000	$ 11,698,830
0.46% (J), 02/09/2017	10,611,000	10,606,119
0.48% (J), 02/09/2017	300,000	299,862

Total Short-Term U.S. Government Obligations (Cost $22,604,190)		22,604,811

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (J)	22,718,865	22,718,865

Total Securities Lending Collateral (Cost $22,718,865)		22,718,865

	Principal	Value
REPURCHASE AGREEMENT - 0.9%

State Street Bank & Trust Co.
0.03% (J), dated 12/30/2016, to be repurchased at $10,300,575 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $10,510,841.

	$ 10,300,540	$ 10,300,540

Total Repurchase Agreement (Cost $10,300,540)		10,300,540

Total Investments (Cost $1,318,036,156) (K)		1,308,200,256
Net Other Assets (Liabilities) - (14.3)%		(163,335,909)

Net Assets - 100.0%		$ 1,144,864,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$73,679,370	$—	$73,679,370
Corporate Debt Securities	—	453,034,817	—	453,034,817
Foreign Government Obligations	—	16,115,823	—	16,115,823
Mortgage-Backed Securities	—	132,739,131	—	132,739,131
Municipal Government Obligations	—	8,218,496	—	8,218,496
U.S. Government Agency Obligations	—	186,047,162	—	186,047,162
U.S. Government Obligations	—	252,198,263	—	252,198,263
Preferred Stocks	3,734,539	—	—	3,734,539
Short-Term U.S. Government Agency Obligations	—	126,808,439	—	126,808,439
Short-Term U.S. Government Obligations	—	22,604,811	—	22,604,811
Securities Lending Collateral	22,718,865	—	—	22,718,865
Repurchase Agreement	—	10,300,540	—	10,300,540

Total Investments	$26,453,404	$1,281,746,852	$—	$1,308,200,256

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $274,330,431, representing 24.0% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $22,253,813. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.
(G)	Cash in the amount of $557,000 has been segregated by the custodian as collateral for open TBA commitment transactions.
(H)	Non-income producing securities.
(I)	Percentage rounds to less than 0.01% or (0.01)%.
(J)	Rates disclosed reflect the yields at December 31, 2016.
(K)	Aggregate cost for federal income tax purposes is $1,318,198,885. Aggregate gross unrealized appreciation and depreciation for all securities is $12,053,461 and $22,052,090, respectively. Net unrealized depreciation for tax purposes is $9,998,629.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES - 91.5%
Aerospace & Defense - 1.2%
Bombardier, Inc.
6.00%, 10/15/2022 (A)	$ 4,387,000	$ 4,123,780
6.13%, 01/15/2023 (A)	930,000	886,662
7.50%, 03/15/2025 (A)	691,000	682,722
7.75%, 03/15/2020 (A)	1,812,000	1,907,130
Triumph Group, Inc. 5.25%, 06/01/2022	2,244,000	2,092,530

		9,692,824

Airlines - 2.4%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A)	1,000,000	1,012,500
5.50%, 10/01/2019 (A)	2,874,000	2,967,405
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	1,971,469	2,045,399
6.13%, 07/15/2018 (A)	7,155,000	7,432,614
Continental Airlines Pass-Through Trust
6.13%, 04/29/2018	3,220,000	3,348,800
6.90%, 10/19/2023	1,057,356	1,106,628
United Airlines Pass-Through Trust 4.63%, 03/03/2024	696,255	711,921
United Continental Holdings, Inc. 6.38%, 06/01/2018	1,185,000	1,238,325
US Airways Pass-Through Trust 6.75%, 12/03/2022	304,366	330,998

		20,194,590

Auto Components - 0.2%
Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	1,500,000	1,493,160

Automobiles - 0.2%
Fiat Chrysler Automobiles NV 5.25%, 04/15/2023	1,650,000	1,680,195

Banks - 3.5%
Bank of America Corp. 8.00% (B), 01/30/2018 (C)	3,947,000	4,055,543
Barclays PLC
6.63% (B), 09/15/2019 (C)	3,261,000	3,053,509
8.25% (B), 12/15/2018 (C)	2,063,000	2,146,188
BNP Paribas SA
6.75% (B), 03/14/2022 (A) (C)	1,375,000	1,356,094
7.63% (B), 03/30/2021 (A) (C)	768,000	810,317
CIT Group, Inc.
5.00%, 08/15/2022	385,000	401,363
5.25%, 03/15/2018	1,525,000	1,580,281
5.50%, 02/15/2019 (A)	2,290,000	2,415,950
Citigroup, Inc. 6.30% (B), 05/15/2024 (C)	4,525,000	4,486,537
JPMorgan Chase & Co. 7.90% (B), 04/30/2018 (C)	2,852,000	2,953,246
Lloyds Banking Group PLC 7.50% (B), 06/27/2024 (C)	2,925,000	3,012,750
Royal Bank of Scotland Group PLC 8.63% (B), 08/15/2021 (C)	1,260,000	1,285,200
Societe Generale SA 7.38% (B), 09/13/2021 (A) (C)	1,575,000	1,572,354

		29,129,332

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.8%
Cott Beverages, Inc.
5.38%, 07/01/2022	$ 4,099,000	$ 4,170,732
6.75%, 01/01/2020	2,284,000	2,366,795

		6,537,527

Biotechnology - 0.2%
Concordia International Corp.
7.00%, 04/15/2023 (A)	1,159,000	365,085
9.00%, 04/01/2022 (A)	547,000	463,583
9.50%, 10/21/2022 (A)	1,656,000	587,880

		1,416,548

Building Products - 3.5%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	9,732,000	9,732,000
Boise Cascade Co. 5.63%, 09/01/2024 (A)	1,540,000	1,528,450
Builders FirstSource, Inc.
5.63%, 09/01/2024 (A)	2,041,000	2,051,205
10.75%, 08/15/2023 (A)	3,824,000	4,388,040
Griffon Corp. 5.25%, 03/01/2022	5,275,000	5,344,894
Norbord, Inc. 6.25%, 04/15/2023 (A)	2,237,000	2,315,295
Ply Gem Industries, Inc. 6.50%, 02/01/2022	3,765,000	3,878,381

		29,238,265

Capital Markets - 1.4%
Credit Suisse Group AG
6.25% (B), 12/18/2024 (A) (C)	807,000	785,372
7.50% (B), 12/11/2023 (A) (C)	4,563,000	4,774,039
Deutsche Bank AG 7.50% (B), 04/30/2025 (C)	2,400,000	2,194,874
Goldman Sachs Capital II 4.00% (B), 01/30/2017 (C)	495,000	403,965
Morgan Stanley
5.45% (B), 07/15/2019 (C)	3,550,000	3,514,500
5.55% (B), 07/15/2020 (C)	320,000	323,600

		11,996,350

Chemicals - 1.2%
Hexion, Inc.
6.63%, 04/15/2020	6,738,000	5,963,130
10.00%, 04/15/2020	1,201,000	1,194,995
Tronox Finance LLC
6.38%, 08/15/2020	1,095,000	1,023,825
7.50%, 03/15/2022 (A)	2,217,000	2,067,352

		10,249,302

Commercial Services & Supplies - 0.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.25%, 03/15/2025 (A)	2,052,000	1,913,490
5.50%, 04/01/2023	2,056,000	2,020,020
United Rentals North America, Inc. 5.50%, 05/15/2027	825,000	818,812

		4,752,322

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 1.8%
Abengoa Greenfield SA 6.50%, 10/01/2019 (A) (D) (E) (F)	$ 1,767,000	$ 79,515
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.88%, 02/15/2021 (A)	5,026,000	4,837,525
Brookfield Residential Properties, Inc.
6.38%, 05/15/2025 (A)	2,147,000	2,141,632
6.50%, 12/15/2020 (A)	1,441,000	1,473,423
K Hovnanian Enterprises, Inc.
7.25%, 10/15/2020 (A)	3,514,000	3,312,999
9.13%, 11/15/2020 (A)	3,951,000	3,160,800

		15,005,894

Consumer Finance - 3.5%
Ally Financial, Inc.
3.25%, 02/13/2018	872,000	876,360
5.50%, 02/15/2017	1,700,000	1,706,375
5.75%, 11/20/2025	1,366,000	1,362,585
8.00%, 03/15/2020	282,000	319,365
Altice Financing SA
6.63%, 02/15/2023 (A)	2,539,000	2,608,823
7.50%, 05/15/2026 (A)	1,770,000	1,840,800
Altice US Finance I Corp. 5.38%, 07/15/2023 (A)	980,000	1,016,750
Navient Corp.
5.50%, 01/15/2019, MTN	2,630,000	2,728,625
5.88%, 10/25/2024	2,126,000	2,019,700
OneMain Financial Holdings LLC
6.75%, 12/15/2019 (A)	1,847,000	1,925,498
7.25%, 12/15/2021 (A)	3,079,000	3,209,857
Springleaf Finance Corp.
6.00%, 06/01/2020	2,389,000	2,421,849
7.75%, 10/01/2021	2,723,000	2,872,765
8.25%, 12/15/2020	3,869,000	4,207,537

		29,116,889

Containers & Packaging - 2.2%
ARD Finance SA 7.13%, 09/15/2023 Cash Rate 7.125% (A) (G)	1,952,000	1,927,600
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
3.96% (B), 12/15/2019 (A)	3,970,000	4,029,550
7.25%, 05/15/2024 (A)	535,000	563,756
Ball Corp.
4.38%, 12/15/2020	958,000	1,001,110
5.25%, 07/01/2025	1,622,000	1,694,990
Coveris Holdings SA 7.88%, 11/01/2019 (A)	3,200,000	3,176,000
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A)	1,617,000	1,685,722
6.38%, 08/15/2025 (A)	539,000	568,645
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	955,000	975,294
6.88%, 02/15/2021	2,393,564	2,462,978
7.00%, 07/15/2024 (A)	495,000	526,247

		18,611,892

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 1.5%
Glen Meadow Pass-Through Trust 6.51% (B), 02/12/2067 (A)	$ 6,723,000	$ 5,193,517
ILFC E-Capital Trust I 4.67% (B), 12/21/2065 (A)	4,780,000	4,194,450
ILFC E-Capital Trust II 4.92% (B), 12/21/2065 (A)	875,000	770,000
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.50%, 04/15/2021 (A)	2,441,000	2,416,590

		12,574,557

Diversified Telecommunication Services - 7.7%
CenturyLink, Inc.
6.45%, 06/15/2021	1,749,000	1,840,822
7.50%, 04/01/2024	666,000	699,300
7.60%, 09/15/2039	727,000	634,308
7.65%, 03/15/2042	12,550,000	10,981,250
Frontier Communications Corp.
6.88%, 01/15/2025	318,000	269,505
7.63%, 04/15/2024	4,566,000	4,086,570
9.00%, 08/15/2031	4,112,000	3,505,480
11.00%, 09/15/2025	247,000	255,028
Hughes Satellite Systems Corp.
5.25%, 08/01/2026 (A)	328,000	321,440
6.50%, 06/15/2019	440,000	478,500
6.63%, 08/01/2026 (A)	1,747,000	1,755,735
7.63%, 06/15/2021	7,166,000	7,864,685
Intelsat Jackson Holdings SA
7.25%, 04/01/2019	3,717,000	3,122,280
8.00%, 02/15/2024 (A)	525,000	539,438
SFR Group SA 7.38%, 05/01/2026 (A)	3,130,000	3,208,250
Sprint Capital Corp. 8.75%, 03/15/2032	1,090,000	1,199,000
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	2,750,000	2,770,625
Virgin Media Finance PLC
5.75%, 01/15/2025 (A)	3,425,000	3,433,562
6.38%, 04/15/2023 (A)	1,820,000	1,890,525
Virgin Media Secured Finance PLC
5.25%, 01/15/2026 (A)	3,978,000	3,928,275
5.50%, 08/15/2026 (A)	675,000	673,312
Wind Acquisition Finance SA
4.75%, 07/15/2020 (A)	2,700,000	2,720,250
7.38%, 04/23/2021 (A)	4,935,000	5,132,400
Windstream Services LLC
6.38%, 08/01/2023	591,000	527,468
7.50%, 04/01/2023	851,000	819,087
7.75%, 10/01/2021	1,505,000	1,547,140

		64,204,235

Electric Utilities - 1.2%
Elwood Energy LLC 8.16%, 07/05/2026	2,562,191	2,869,654
Homer City Generation, LP 8.73%, 10/01/2026 (D) (F)	7,089,700	3,048,571
Red Oak Power LLC 9.20%, 11/30/2029	2,375,000	2,467,031

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Terraform Global Operating LLC 9.75%, 08/15/2022 (A)	$ 1,712,000	$ 1,827,560

		10,212,816

Electronic Equipment, Instruments & Components - 0.5%
Belden, Inc. 5.50%, 09/01/2022 (A)	2,514,000	2,589,420
Sanmina Corp. 4.38%, 06/01/2019 (A)	1,835,000	1,885,463

		4,474,883

Energy Equipment & Services - 3.2%
CSI Compressco, LP / CSI Compressco Finance, Inc. 7.25%, 08/15/2022	2,823,000	2,667,735
Genesis Energy, LP / Genesis Energy Finance Corp. 6.75%, 08/01/2022	3,390,000	3,522,210
Noble Holding International, Ltd.
6.05%, 03/01/2041	1,491,000	1,028,790
8.20%, 04/01/2045	1,275,000	1,061,438
NuStar Logistics, LP
4.80%, 09/01/2020	3,924,000	3,933,810
6.75%, 02/01/2021	42,000	45,360
8.15%, 04/15/2018	2,000,000	2,135,000
Rowan Cos., Inc.
4.88%, 06/01/2022	2,296,000	2,169,720
7.38%, 06/15/2025	260,000	265,200
Sabine Pass Liquefaction LLC
5.63%, 02/01/2021 - 03/01/2025	3,540,000	3,787,800
5.88%, 06/30/2026 (A)	2,697,000	2,906,017
Weatherford International LLC 6.80%, 06/15/2037	2,144,000	1,758,080
Weatherford International, Ltd. 6.75%, 09/15/2040	1,875,000	1,500,000

		26,781,160

Equity Real Estate Investment Trusts - 1.4%
CBL & Associates, LP
5.25%, 12/01/2023	3,139,000	3,086,510
5.95%, 12/15/2026	1,114,000	1,121,359
Communications Sales & Leasing, Inc. / CSL Capital LLC
7.13%, 12/15/2024 (A)	871,000	879,710
8.25%, 10/15/2023	2,808,000	2,976,480
Iron Mountain US Holdings, Inc. 5.38%, 06/01/2026 (A)	1,436,000	1,389,330
Iron Mountain, Inc. 4.38%, 06/01/2021 (A)	875,000	894,687
Starwood Property Trust, Inc. 5.00%, 12/15/2021 (A)	698,000	707,353
VEREIT Operating Partnership, LP 4.13%, 06/01/2021	940,000	954,100

		12,009,529

Food & Staples Retailing - 1.0%
Albertsons Cos. LLC / Safeway, Inc.
5.75%, 03/15/2025 (A)	1,405,000	1,390,950
6.63%, 06/15/2024 (A)	2,175,000	2,267,437

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
Rite Aid Corp.
6.13%, 04/01/2023 (A)	$ 1,764,000	$ 1,896,300
6.75%, 06/15/2021	2,253,000	2,365,650

		7,920,337

Food Products - 1.3%
JBS USA LUX SA / JBS USA Finance, Inc.
5.75%, 06/15/2025 (A)	3,159,000	3,198,488
7.25%, 06/01/2021 (A)	2,140,000	2,214,921
Pilgrim’s Pride Corp. 5.75%, 03/15/2025 (A)	1,009,000	1,006,478
Post Holdings, Inc.
6.75%, 12/01/2021 (A)	3,845,000	4,104,537
8.00%, 07/15/2025 (A)	458,000	512,960

		11,037,384

Gas Utilities - 0.3%
Ferrellgas, LP / Ferrellgas Finance Corp. 6.75%, 06/15/2023	2,516,000	2,471,970

Health Care Equipment & Supplies - 1.8%
DJO Finco, Inc. / DJO Finance LLC 8.13%, 06/15/2021 (A)	3,868,000	3,355,490
Hologic, Inc. 5.25%, 07/15/2022 (A)	2,139,000	2,251,298
Mallinckrodt International Finance SA 4.75%, 04/15/2023	3,250,000	2,827,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.75%, 08/01/2022 (A)	3,982,000	3,832,675
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 6.63%, 05/15/2022 (A)	3,419,000	3,034,362

		15,301,325

Health Care Providers & Services - 5.7%
CHS / Community Health Systems, Inc.
5.13%, 08/01/2021	436,000	404,390
6.88%, 02/01/2022	9,416,000	6,544,120
7.13%, 07/15/2020	2,295,000	1,744,888
8.00%, 11/15/2019	2,104,000	1,746,320
DaVita, Inc.
5.13%, 07/15/2024	982,000	979,545
5.75%, 08/15/2022	2,229,000	2,329,305
HCA Holdings, Inc. 6.25%, 02/15/2021	8,043,000	8,656,279
HCA, Inc.
5.88%, 02/15/2026	1,927,000	1,984,810
7.50%, 02/15/2022	3,410,000	3,870,350
HealthSouth Corp. 5.75%, 11/01/2024 - 09/15/2025	3,818,000	3,843,360
LifePoint Health, Inc. 5.50%, 12/01/2021	3,940,000	4,097,600
Tenet Healthcare Corp.
4.38%, 10/01/2021	1,200,000	1,189,500
5.00%, 03/01/2019	745,000	726,375
6.00%, 10/01/2020	1,410,000	1,476,975
6.75%, 06/15/2023	1,034,000	912,505
8.13%, 04/01/2022	5,672,000	5,351,532

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Universal Health Services, Inc. 4.75%, 08/01/2022 (A)	$ 1,494,000	$ 1,512,675

		47,370,529

Hotels, Restaurants & Leisure - 5.3%
Boyd Gaming Corp.
6.38%, 04/01/2026 (A)	445,000	479,265
6.88%, 05/15/2023	3,145,000	3,380,875
FelCor Lodging, LP 5.63%, 03/01/2023	2,680,000	2,733,600
International Game Technology PLC 6.50%, 02/15/2025 (A)	6,968,000	7,473,180
Lions Gate Entertainment Corp. 5.88%, 11/01/2024 (A)	263,000	266,945
MGM Resorts International
6.00%, 03/15/2023	1,232,000	1,330,560
6.63%, 12/15/2021	3,185,000	3,559,237
7.75%, 03/15/2022	3,385,000	3,892,750
NCL Corp., Ltd.
4.63%, 11/15/2020 (A)	2,630,000	2,676,025
4.75%, 12/15/2021 (A)	1,712,000	1,710,939
Rivers Pittsburgh Borrower, LP / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021 (A)	1,831,000	1,872,198
Scientific Games International, Inc.
7.00%, 01/01/2022 (A)	683,000	732,518
10.00%, 12/01/2022	7,477,000	7,439,615
Viking Cruises, Ltd.
6.25%, 05/15/2025 (A)	1,424,000	1,324,320
8.50%, 10/15/2022 (A)	5,205,000	5,400,187
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.63%, 09/15/2049 (A) (D) (E) (F) (H) (I)	1,066,313	—	(J)

		44,272,214

Household Durables - 2.4%
Beazer Homes USA, Inc.
7.25%, 02/01/2023	925,000	938,875
7.50%, 09/15/2021	1,824,000	1,869,600
8.75%, 03/15/2022 (A)	925,000	999,000
KB Home
7.00%, 12/15/2021	963,000	1,015,965
7.63%, 05/15/2023	2,998,000	3,140,405
8.00%, 03/15/2020	910,000	1,001,000
9.10%, 09/15/2017	1,158,000	1,213,005
Meritage Homes Corp. 4.50%, 03/01/2018	6,072,000	6,163,080
Tempur Sealy International, Inc.
5.50%, 06/15/2026	1,300,000	1,306,500
5.63%, 10/15/2023	2,136,000	2,205,420

		19,852,850

Household Products - 0.3%
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023 (A)	3,482,000	3,473,295

Independent Power & Renewable Electricity Producers - 2.3%
Calpine Corp.
5.25%, 06/01/2026 (A)	1,727,000	1,701,095
5.38%, 01/15/2023	370,000	361,675

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Independent Power & Renewable Electricity Producers (continued)
Calpine Corp. (continued)
5.75%, 01/15/2025	$ 1,733,000	$ 1,672,345
6.00%, 01/15/2022 (A)	3,132,000	3,272,940
Dynegy, Inc.
6.75%, 11/01/2019	857,000	871,998
7.63%, 11/01/2024	2,525,000	2,329,312
8.00%, 01/15/2025 (A)	1,799,000	1,686,562
NRG Energy, Inc.
6.63%, 01/15/2027 (A)	1,431,000	1,352,295
7.25%, 05/15/2026 (A)	4,472,000	4,449,640
7.88%, 05/15/2021	1,457,000	1,518,923

		19,216,785

Insurance - 1.3%
Genworth Holdings, Inc.
4.90%, 08/15/2023	577,000	476,025
7.20%, 02/15/2021	117,000	106,811
7.63%, 09/24/2021	3,603,000	3,323,767
Lincoln National Corp. 3.26% (B), 05/17/2066	8,111,000	6,569,910

		10,476,513

IT Services - 1.1%
First Data Corp.
5.00%, 01/15/2024 (A)	1,072,000	1,077,703
5.75%, 01/15/2024 (A)	2,320,000	2,393,962
6.75%, 11/01/2020 (A)	4,468,000	4,635,550
7.00%, 12/01/2023 (A)	986,000	1,050,090

		9,157,305

Machinery - 1.5%
CNH Industrial Capital LLC 3.88%, 07/16/2018 - 10/15/2021	2,910,000	2,898,788
Cortes NP Acquisition Corp. 9.25%, 10/15/2024 (A)	1,569,000	1,663,140
Meritor, Inc.
6.25%, 02/15/2024	1,852,000	1,814,960
6.75%, 06/15/2021	910,000	930,475
Novelis Corp.
5.88%, 09/30/2026 (A)	885,000	893,850
6.25%, 08/15/2024 (A)	450,000	477,000
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, 12/15/2018 (A)	1,616,000	1,680,640
Xerium Technologies, Inc. 9.50%, 08/15/2021 (A)	1,755,000	1,750,612

		12,109,465

Media - 7.6%
Adelphia Communications Corp.
9.25%, 10/01/2049 (E) (H) (I) (K) (L)	1,305,000	6,525
10.25%, 06/15/2049 - 11/01/2049 (E) (H) (I) (K) (L)	1,460,000	7,300
Cablevision Systems Corp.
5.88%, 09/15/2022	526,000	512,850
7.75%, 04/15/2018	3,805,000	4,014,275
8.00%, 04/15/2020	2,379,000	2,610,953
CBS Radio, Inc. 7.25%, 11/01/2024 (A)	25,000	26,250

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25%, 09/30/2022	$ 885,000	$ 915,975
5.50%, 05/01/2026 (A)	419,000	427,380
5.75%, 02/15/2026 (A)	1,750,000	1,811,250
Cequel Communications Holdings I LLC / Cequel Capital Corp.
6.38%, 09/15/2020 (A)	1,400,000	1,442,000
7.75%, 07/15/2025 (A)	500,000	550,000
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	4,549,000	4,588,398
7.63%, 03/15/2020	8,816,000	8,795,288
CSC Holdings LLC
6.63%, 10/15/2025 (A)	752,000	821,560
10.13%, 01/15/2023 (A)	1,952,000	2,254,560
10.88%, 10/15/2025 (A)	950,000	1,130,500
DISH DBS Corp.
5.00%, 03/15/2023	750,000	746,250
5.88%, 11/15/2024	678,000	697,662
6.75%, 06/01/2021	3,215,000	3,488,275
7.75%, 07/01/2026	3,335,000	3,760,212
7.88%, 09/01/2019	3,253,000	3,610,830
iHeartCommunications, Inc.
9.00%, 03/01/2021	250,000	185,000
10.63%, 03/15/2023	1,748,000	1,319,740
Regal Entertainment Group 5.75%, 06/15/2023 - 02/01/2025	2,238,000	2,273,619
Unitymedia GmbH 6.13%, 01/15/2025 (A)	1,906,000	1,958,415
Univision Communications, Inc.
5.13%, 02/15/2025 (A)	898,000	858,713
6.75%, 09/15/2022 (A)	9,356,000	9,823,800
Ziggo Secured Finance BV 5.50%, 01/15/2027 (A)	4,574,000	4,458,735

		63,096,315

Metals & Mining - 2.3%
ArcelorMittal 8.00%, 10/15/2039	3,333,000	3,657,434
Constellium NV
5.75%, 05/15/2024 (A)	2,421,000	2,263,635
7.88%, 04/01/2021 (A)	646,000	694,450
8.00%, 01/15/2023 (A)	1,868,000	1,942,720
FMG Resources Pty, Ltd. 9.75%, 03/01/2022 (A)	856,000	993,020
Freeport-McMoRan, Inc.
5.45%, 03/15/2043	2,750,000	2,275,680
6.50%, 11/15/2020 (A)	766,000	787,065
6.75%, 02/01/2022 (A)	1,284,000	1,319,310
6.88%, 02/15/2023 (A)	1,279,000	1,342,950
Teck Resources, Ltd.
3.75%, 02/01/2023	691,000	652,995
6.00%, 08/15/2040	2,384,000	2,264,800
8.00%, 06/01/2021 (A)	415,000	456,500
8.50%, 06/01/2024 (A)	415,000	478,288

		19,128,847

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multiline Retail - 0.1%
Dollar Tree, Inc. 5.75%, 03/01/2023	$ 1,117,000	$ 1,182,702

Oil, Gas & Consumable Fuels - 7.3%
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp. 7.88%, 12/15/2024 (A)	2,062,000	2,134,170
Antero Resources Corp. 5.38%, 11/01/2021	861,000	880,373
Callon Petroleum Co. 6.13%, 10/01/2024 (A)	1,589,000	1,636,670
Carrizo Oil & Gas, Inc. 7.50%, 09/15/2020	1,749,000	1,810,215
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025 (A)	1,570,000	1,601,887
Chesapeake Energy Corp. 8.00%, 12/15/2022 (A)	3,216,000	3,469,260
CITGO Holding, Inc. 10.75%, 02/15/2020 (A)	4,269,000	4,578,502
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	1,988,000	2,067,520
Concho Resources, Inc. 5.50%, 04/01/2023	2,076,000	2,151,359
Continental Resources, Inc.
4.50%, 04/15/2023	1,220,000	1,195,600
5.00%, 09/15/2022	1,694,000	1,709,907
Diamondback Energy, Inc. 4.75%, 11/01/2024 (A)	750,000	735,000
EnLink Midstream Partners, LP
4.15%, 06/01/2025	908,000	881,363
5.05%, 04/01/2045	2,391,000	2,167,566
EP Energy LLC / Everest Acquisition Finance, Inc. 8.00%, 11/29/2024 (A)	619,000	665,239
Gulfport Energy Corp.
6.00%, 10/15/2024 (A)	616,000	626,780
6.38%, 05/15/2025 (A)	1,797,000	1,819,822
Kinder Morgan, Inc. 8.05%, 10/15/2030, MTN	2,000,000	2,383,806
Oasis Petroleum, Inc. 6.50%, 11/01/2021	365,000	371,844
ONEOK, Inc. 7.50%, 09/01/2023	2,181,000	2,508,150
Parsley Energy LLC / Parsley Finance Corp. 5.38%, 01/15/2025 (A)	968,000	971,291
PDC Energy, Inc. 6.13%, 09/15/2024 (A)	2,521,000	2,577,722
Rose Rock Midstream, LP / Rose Rock Finance Corp. 5.63%, 11/15/2023	1,495,000	1,457,625
SM Energy Co.
6.13%, 11/15/2022	3,265,000	3,305,812
6.75%, 09/15/2026	338,000	348,140
Sunoco, LP / Sunoco Finance Corp.
5.50%, 08/01/2020	2,088,000	2,129,760
6.25%, 04/15/2021	1,419,000	1,445,606
6.38%, 04/01/2023	2,760,000	2,794,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2018	$ 1,545,000	$ 1,572,038
5.13%, 02/01/2025 (A)	1,205,000	1,195,963
6.75%, 03/15/2024	1,685,000	1,807,162
Tesoro Logistics, LP / Tesoro Logistics Finance Corp. 6.38%, 05/01/2024	1,115,000	1,193,050
Whiting Petroleum Corp. 5.75%, 03/15/2021	2,162,000	2,153,006
WPX Energy, Inc. 8.25%, 08/01/2023	2,100,000	2,346,750

		60,693,458

Personal Products - 0.6%
Revlon Consumer Products Corp. 5.75%, 02/15/2021	4,540,000	4,562,700

Pharmaceuticals - 1.4%
Endo, Ltd. / Endo Finance LLC 6.00%, 07/15/2023 (A)	3,180,000	2,786,475
Valeant Pharmaceuticals International, Inc.
5.63%, 12/01/2021 (A)	1,150,000	891,250
5.88%, 05/15/2023 (A)	3,461,000	2,613,055
6.38%, 10/15/2020 (A)	5,367,000	4,610,575
7.50%, 07/15/2021 (A)	830,000	703,425

		11,604,780

Professional Services - 0.5%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (A)	3,599,000	3,697,973

Road & Rail - 0.2%
Hertz Corp.
5.50%, 10/15/2024 (A)	829,000	724,339
7.38%, 01/15/2021	792,000	793,980

		1,518,319

Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 7.50%, 09/15/2023 (A)	469,000	519,418

Software - 0.7%
Infor US, Inc.
5.75%, 08/15/2020 (A)	776,000	812,860
6.50%, 05/15/2022	3,253,000	3,391,252
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	1,360,000	1,445,000

		5,649,112

Specialty Retail - 1.2%
Claire’s Stores, Inc. 9.00%, 03/15/2019 (A)	5,226,000	2,639,130
L Brands, Inc.
6.75%, 07/01/2036	2,345,000	2,374,312
6.88%, 11/01/2035	2,176,000	2,219,520
Men’s Wearhouse, Inc. 7.00%, 07/01/2022	2,494,000	2,444,120

		9,677,082

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 2.6%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
5.45%, 06/15/2023 (A)	$ 1,603,000	$ 1,700,365
5.88%, 06/15/2021 (A)	754,000	802,201
7.13%, 06/15/2024 (A)	754,000	837,074
8.35%, 07/15/2046 (A)	1,152,000	1,418,444
Diebold Nixdorf, Inc. 8.50%, 04/15/2024	2,933,000	3,130,977
Riverbed Technology, Inc. 8.88%, 03/01/2023 (A)	2,704,000	2,852,720
Seagate HDD Cayman
4.75%, 06/01/2023 - 01/01/2025	3,974,000	3,898,745
4.88%, 06/01/2027	2,262,000	2,038,598
Western Digital Corp.
7.38%, 04/01/2023 (A)	1,785,000	1,963,500
10.50%, 04/01/2024 (A)	2,357,000	2,787,152

		21,429,776

Textiles, Apparel & Luxury Goods - 0.5%
Levi Strauss & Co. 6.88%, 05/01/2022	3,931,000	4,117,723

Trading Companies & Distributors - 0.6%
United Rentals North America, Inc.
5.50%, 07/15/2025	4,110,000	4,192,200
7.63%, 04/15/2022	784,000	825,160

		5,017,360

Wireless Telecommunication Services - 3.2%
Sprint Communications, Inc.
9.00%, 11/15/2018 (A)	9,281,000	10,232,302
9.13%, 03/01/2017	995,000	1,006,194
Sprint Corp.
7.25%, 09/15/2021	1,570,000	1,668,125
7.88%, 09/15/2023	6,939,000	7,407,383
T-Mobile USA, Inc.
6.63%, 04/28/2021	1,360,000	1,419,500
6.73%, 04/28/2022	4,671,000	4,881,195

		26,614,699

Total Corporate Debt Securities (Cost $763,499,602)		760,542,506

LOAN ASSIGNMENTS - 1.3%
Containers & Packaging - 0.1%
Anchor Glass Container Corp. 1st Lien Term Loan, 4.25% (B), 12/07/2023	1,120,000	1,128,400

Household Products - 0.2%
KIK Custom Products, Inc. Term Loan B, 6.00% (B), 08/26/2022	1,290,201	1,299,877

IT Services - 0.1%
First Data Corp. Term Loan, 3.76% (B), 03/24/2021	893,837	902,217

Machinery - 0.2%
Cortes NP Acquisition Corp. Term Loan B, 6.00% (B), 11/30/2023	1,925,000	1,937,834

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
LOAN ASSIGNMENTS (continued)
Marine - 0.2%
Commercial Barge Line Co. 1st Lien Term Loan, 9.75% (B), 11/12/2020	$ 1,949,063	$ 1,832,119

Software - 0.5%
BMC Software Finance, Inc. Term Loan, 5.00% (B), 09/10/2020	2,529,714	2,520,580
Kronos, Inc. 2nd Lien Term Loan, 9.25% (B), 11/01/2024	1,280,000	1,316,600

		3,837,180

Total Loan Assignments (Cost $10,570,372)		10,937,627

	Shares	Value
COMMON STOCKS - 0.4%
Building Products - 0.4%
Associated Materials Group, Inc. (E) (F) (H) (I)	3,244,000	3,114,240

Media - 0.0% (M)
New Cotai LLC / New Cotai Capital Corp., Class B (E) (F) (H) (I)	6	185,250

Total Common Stocks (Cost $3,299,490)		3,299,490

PREFERRED STOCK - 1.1%
Banks - 1.1%
GMAC Capital Trust I Series 2, 6.69% (B)	371,800	9,443,720

Total Preferred Stock (Cost $9,414,190)		9,443,720

	Shares	Value
WARRANT - 0.0%
Food Products - 0.0%
American Seafoods Group LLC (E) (F) (H) (I)
Exercise Price $0.01 Expiration Date 05/15/2018	1,265	$ —	(J)

Total Warrant (Cost $—)		—	(J)

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
State Street Bank & Trust Co. 0.03% (N), dated 12/30/2016, to be repurchased at $34,258,239 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $34,943,980.	$ 34,258,125	34,258,125

Total Repurchase Agreement (Cost $34,258,125)		34,258,125

Total Investments (Cost $821,041,779) (O)		818,481,468
Net Other Assets (Liabilities) - 1.6%		12,901,888

Net Assets - 100.0%		$ 831,383,356

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)		Value
ASSETS
Investments
Corporate Debt Securities	$—	$760,528,681	$13,825		$760,542,506
Loan Assignments	—	10,937,627	—		10,937,627
Common Stocks	—	—	3,299,490		3,299,490
Preferred Stock	9,443,720	—	—		9,443,720
Warrant	—	—	—	(J)	—	(J)
Repurchase Agreement	—	34,258,125	—		34,258,125

Total Investments	$9,443,720	$805,724,433	$3,313,315		$818,481,468

Transfers (P)

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Corporate Debt Securities (L)	$—	$—	$13,825	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $338,302,770, representing 40.7% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Securities in default.
(E)	Illiquid securities. At December 31, 2016, total value of illiquid securities is $3,392,830, representing 0.4% of the Portfolio’s net assets.
(F)	Non-income producing securities.
(G)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, total value of securities is $3,313,315, representing 0.4% of the Portfolio’s net assets.
(I)	Securities are Level 3 of the fair value hierarchy.
(J)	Securities deemed worthless.
(K)	Escrow positions. Positions represents remaining escrow balances expected to be received upon finalization of restructuring.
(L)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.
(M)	Percentage rounds to less than 0.1% or (0.1)%.
(N)	Rate disclosed reflects the yield at December 31, 2016.
(O)	Aggregate cost for federal income tax purposes is $821,172,929. Aggregate gross unrealized appreciation and depreciation for all securities is $26,776,669 and $29,468,130, respectively. Net unrealized depreciation for tax purposes is $2,691,461.
(P)	The Portfolio recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 59.5%
Aerospace & Defense - 0.9%
General Dynamics Corp.	2,869	$ 495,361
L3 Technologies, Inc.	1,083	164,735
Northrop Grumman Corp.	1,197	278,398
Textron, Inc.	1,107	53,756
United Technologies Corp.	3,588	393,317

		1,385,567

Air Freight & Logistics - 0.1%
United Parcel Service, Inc., Class B	781	89,534

Airlines - 0.5%
Delta Air Lines, Inc.	5,505	270,791
United Continental Holdings, Inc. (A)	6,099	444,495

		715,286

Auto Components - 0.2%
Delphi Automotive PLC, Class A	3,723	250,744
Lear Corp.	691	91,468

		342,212

Automobiles - 0.3%
Ford Motor Co.	4,178	50,679
General Motors Co.	11,550	402,402

		453,081

Banks - 3.7%
Bank of America Corp.	70,047	1,548,039
BB&T Corp.	2,590	121,782
Citigroup, Inc.	24,709	1,468,456
Huntington Bancshares, Inc., Class A	3,590	47,460
KeyCorp	19,976	364,961
Regions Financial Corp.	8,482	121,802
SunTrust Banks, Inc.	830	45,525
SVB Financial Group (A)	685	117,587
Wells Fargo & Co.	30,484	1,679,973
Zions Bancorporation	1,668	71,791

		5,587,376

Beverages - 1.9%
Coca-Cola Co.	11,842	490,969
Constellation Brands, Inc., Class A	3,245	497,491
Dr Pepper Snapple Group, Inc.	848	76,888
Molson Coors Brewing Co., Class B	5,692	553,889
PepsiCo, Inc.	12,139	1,270,104

		2,889,341

Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (A)	1,005	122,962
Biogen, Inc. (A)	2,302	652,801
BioMarin Pharmaceutical, Inc. (A)	459	38,024
Celgene Corp. (A)	6,145	711,284
Gilead Sciences, Inc.	10,603	759,281
Vertex Pharmaceuticals, Inc. (A)	3,032	223,367

		2,507,719

Building Products - 0.4%
Allegion PLC	3,139	200,896
Johnson Controls International PLC	2,014	82,957
Masco Corp.	7,472	236,264

		520,117

Capital Markets - 2.2%
Ameriprise Financial, Inc.	750	83,205
Bank of New York Mellon Corp.	8,951	424,098

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
BlackRock, Inc., Class A	825	$ 313,946
Charles Schwab Corp.	18,581	733,392
Goldman Sachs Group, Inc.	296	70,877
Intercontinental Exchange, Inc.	6,498	366,617
Morgan Stanley	20,851	880,955
State Street Corp.	4,388	341,035

		3,214,125

Chemicals - 1.2%
Dow Chemical Co.	5,219	298,631
E.I. du Pont de Nemours & Co.	9,135	670,509
Eastman Chemical Co.	6,407	481,871
Monsanto Co.	590	62,074
Mosaic Co.	11,921	349,643

		1,862,728

Communications Equipment - 0.2%
Cisco Systems, Inc.	10,911	329,730

Construction & Engineering - 0.1%
Fluor Corp.	3,036	159,451

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	538	119,183

Consumer Finance - 0.6%
Capital One Financial Corp.	5,685	495,959
Discover Financial Services	5,751	414,590

		910,549

Containers & Packaging - 0.3%
Crown Holdings, Inc. (A)	3,385	177,950
Sealed Air Corp., Class A	2,885	130,806
WestRock Co.	3,473	176,324

		485,080

Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B (A)	8,080	1,316,878
Voya Financial, Inc.	122	4,785

		1,321,663

Diversified Telecommunication Services - 1.0%
AT&T, Inc.	23,674	1,006,855
CenturyLink, Inc.	2,407	57,239
Verizon Communications, Inc.	8,892	474,655

		1,538,749

Electric Utilities - 1.4%
Edison International	5,996	431,652
FirstEnergy Corp.	1,970	61,011
NextEra Energy, Inc.	5,713	682,475
PG&E Corp.	8,227	499,955
Pinnacle West Capital Corp.	2,020	157,621
Xcel Energy, Inc.	7,736	314,855

		2,147,569

Electrical Equipment - 0.3%
Eaton Corp. PLC	7,472	501,296

Electronic Equipment, Instruments & Components - 0.4%
TE Connectivity, Ltd.	7,982	552,993

Energy Equipment & Services - 0.6%
Halliburton Co.	3,621	195,860
Schlumberger, Ltd.	7,500	629,625

		825,485

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 1.5%
American Tower Corp., Class A	382	$ 40,370
AvalonBay Communities, Inc.	2,099	371,838
Brixmor Property Group, Inc.	2,069	50,525
Camden Property Trust	330	27,743
Equinix, Inc.	614	219,450
Essex Property Trust, Inc.	370	86,025
HCP, Inc.	4,690	139,387
Kimco Realty Corp.	7,028	176,824
Liberty Property Trust, Series C	2,341	92,470
Macerich Co., Class A	269	19,056
Prologis, Inc., Class A	4,555	240,458
Public Storage	386	86,271
Regency Centers Corp.	989	68,192
Simon Property Group, Inc.	1,606	285,338
SL Green Realty Corp.	1,188	127,769
Spirit Realty Capital, Inc.	3,661	39,758
STORE Capital Corp.	3,794	93,750

		2,165,224

Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	3,383	541,652
Kroger Co.	10,955	378,057
Wal-Mart Stores, Inc.	1,149	79,419
Walgreens Boots Alliance, Inc.	6,763	559,706

		1,558,834

Food Products - 0.7%
Archer-Daniels-Midland Co.	1,605	73,268
J.M. Smucker, Co.	286	36,625
Kraft Heinz Co.	2,496	217,951
Mondelez International, Inc., Class A	16,315	723,244

		1,051,088

Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	16,100	618,401
Becton Dickinson and Co.	512	84,762
Boston Scientific Corp. (A)	24,781	536,013
Cooper Cos., Inc.	243	42,508
Danaher Corp.	1,873	145,794
Zimmer Biomet Holdings, Inc., Class A	734	75,749

		1,503,227

Health Care Providers & Services - 1.7%
Aetna, Inc.	4,341	538,328
Cigna Corp.	1,166	155,533
HCA Holdings, Inc. (A)	598	44,264
Humana, Inc., Class A	1,763	359,705
Laboratory Corp. of America Holdings (A)	440	56,487
McKesson Corp.	988	138,765
Quest Diagnostics, Inc.	816	74,990
UnitedHealth Group, Inc.	7,708	1,233,588

		2,601,660

Hotels, Restaurants & Leisure - 0.7%
Royal Caribbean Cruises, Ltd., Class A	3,420	280,577
Starbucks Corp.	10,658	591,732
Yum! Brands, Inc.	2,654	168,078

		1,040,387

Household Durables - 0.2%
D.R. Horton, Inc.	4,641	126,838
Newell Brands, Inc.	1,015	45,320

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
PulteGroup, Inc.	6,992	$ 128,513
Toll Brothers, Inc. (A)	1,500	46,500

		347,171

Household Products - 1.0%
Kimberly-Clark Corp.	5,410	617,389
Procter & Gamble Co.	10,522	884,690

		1,502,079

Industrial Conglomerates - 1.6%
General Electric Co.	44,897	1,418,745
Honeywell International, Inc.	8,572	993,066

		2,411,811

Insurance - 1.6%
American International Group, Inc.	5,126	334,779
Arthur J. Gallagher & Co.	5,523	286,975
Chubb, Ltd.	4,245	560,849
Everest RE Group, Ltd.	693	149,965
Hartford Financial Services Group, Inc.	1,860	88,629
MetLife, Inc.	16,178	871,833
XL Group, Ltd.	4,042	150,605

		2,443,635

Internet & Direct Marketing Retail - 1.0%
Amazon.com, Inc. (A)	1,993	1,494,491

Internet Software & Services - 2.9%
Alphabet, Inc., Class A (A)	1,676	1,328,146
Alphabet, Inc., Class C (A)	1,691	1,305,148
Facebook, Inc., Class A (A)	14,304	1,645,675

		4,278,969

IT Services - 2.2%
Accenture PLC, Class A	10,035	1,175,400
Cognizant Technology Solutions Corp., Class A (A)	2,206	123,602
Fidelity National Information Services, Inc.	5,636	426,307
International Business Machines Corp.	850	141,091
MasterCard, Inc., Class A	1,260	130,095
PayPal Holdings, Inc. (A)	5,212	205,718
Vantiv, Inc., Class A (A)	1,173	69,934
Visa, Inc., Class A	10,373	809,301
WEX, Inc. (A)	1,633	182,243

		3,263,691

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	3,389	154,403
Illumina, Inc. (A)	1,429	182,969
Thermo Fisher Scientific, Inc.	1,756	247,772

		585,144

Machinery - 1.2%
Cummins, Inc.	1,443	197,215
Deere & Co.	810	83,462
Fortive Corp.	682	36,576
Ingersoll-Rand PLC	2,447	183,623
PACCAR, Inc.	6,796	434,264
Parker-Hannifin Corp.	639	89,460
Pentair PLC	810	45,417
Snap-on, Inc.	1,645	281,739
Stanley Black & Decker, Inc.	3,970	455,319

		1,807,075

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Media - 2.7%
CBS Corp., Class B	780	$ 49,624
Charter Communications, Inc., Class A (A)	2,634	758,381
Comcast Corp., Class A	15,551	1,073,796
DISH Network Corp., Class A (A)	3,768	218,280
Sirius XM Holdings, Inc. (B)	20,709	92,155
Time Warner, Inc.	5,759	555,916
Twenty-First Century Fox, Inc., Class A	32,794	919,544
Walt Disney Co.	3,362	350,388

		4,018,084

Metals & Mining - 0.1%
Newmont Mining Corp.	2,233	76,078
U.S. Steel Corp.	768	25,352

		101,430

Multi-Utilities - 0.4%
Ameren Corp.	6,860	359,876
CMS Energy Corp.	6,891	286,803

		646,679

Multiline Retail - 0.2%
Dollar General Corp.	3,717	275,318

Oil, Gas & Consumable Fuels - 3.9%
Anadarko Petroleum Corp., Class A	5,790	403,737
Apache Corp.	975	61,883
Cabot Oil & Gas Corp.	6,405	149,621
Cheniere Energy, Inc. (A)	2,160	89,489
Chevron Corp.	6,118	720,089
Concho Resources, Inc. (A)	1,446	191,740
Diamondback Energy, Inc. (A)	3,679	371,800
EOG Resources, Inc.	5,785	584,863
EQT Corp.	3,718	243,157
Exxon Mobil Corp.	19,109	1,724,778
Kinder Morgan, Inc.	7,050	146,005
Marathon Petroleum Corp.	2,498	125,774
Occidental Petroleum Corp.	3,554	253,151
Pioneer Natural Resources Co.	3,493	628,985
Valero Energy Corp.	2,136	145,932

		5,841,004

Pharmaceuticals - 3.5%
Allergan PLC (A)	3,382	710,254
Bristol-Myers Squibb Co.	16,364	956,312
Eli Lilly & Co.	9,576	704,315
Johnson & Johnson	6,818	785,502
Merck & Co., Inc.	8,375	493,036
Mylan NV (A)	1,630	62,185
Pfizer, Inc.	45,355	1,473,130

		5,184,734

Road & Rail - 0.9%
Canadian Pacific Railway, Ltd.	2,391	341,363
Union Pacific Corp.	9,734	1,009,221

		1,350,584

Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc., Class A	8,687	630,850
Applied Materials, Inc., Class A	2,621	84,580
Broadcom, Ltd.	5,818	1,028,448
KLA-Tencor Corp.	714	56,177
Lam Research Corp.	3,816	403,466

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	900	$ 96,066
NXP Semiconductors NV (A)	1,243	121,826
ON Semiconductor Corp. (A)	7,520	95,955
Texas Instruments, Inc.	9,205	671,689

		3,189,057

Software - 2.6%
Adobe Systems, Inc. (A)	8,500	875,075
Microsoft Corp.	45,132	2,804,502
Oracle Corp.	3,110	119,580
Workday, Inc., Class A (A) (B)	1,547	102,241

		3,901,398

Specialty Retail - 2.2%
AutoZone, Inc. (A)	40	31,592
Best Buy Co., Inc.	3,640	155,319
Home Depot, Inc.	8,153	1,093,154
Lowe’s Cos., Inc.	10,432	741,924
O’Reilly Automotive, Inc. (A)	1,457	405,643
Ross Stores, Inc.	1,889	123,918
Signet Jewelers, Ltd.	237	22,340
TJX Cos., Inc.	10,404	781,652

		3,355,542

Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	25,195	2,918,085
Hewlett Packard Enterprise Co.	8,042	186,092
HP, Inc.	23,960	355,566

		3,459,743

Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc., Class B	1,520	77,262
PVH Corp.	363	32,757
Ralph Lauren Corp., Class A	470	42,450

		152,469

Tobacco - 0.8%
Altria Group, Inc.	3,930	265,747
Philip Morris International, Inc.	4,920	450,131
Reynolds American, Inc., Class A	7,785	436,271

		1,152,149

Wireless Telecommunication Services - 0.0% (C)
T-Mobile US, Inc. (A)	938	53,944

Total Common Stocks (Cost $74,168,870)		89,195,455

PREFERRED STOCKS - 0.2%
Banks - 0.1%
Citigroup Capital XIII 7.26% (D)	3,392	87,582

Capital Markets - 0.0% (C)
State Street Corp. Series D, 5.90% (D)	1,536	39,736

Electric Utilities - 0.0% (C)
SCE Trust III Series H, 5.75% (D)	320	8,150

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. Series Z, 8.38% (A) (D)	14,925	112,833

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
PREFERRED STOCKS (continued)
Thrifts & Mortgage Finance (continued)
Federal National Mortgage Association
Series O, 0.00% (A) (D) (E)	600	$ 8,262
Series S, 8.25% (A) (D)	10,800	86,400

		207,495

Total Preferred Stocks (Cost $814,042)		342,963

	Principal	Value
ASSET-BACKED SECURITIES - 2.5%
American Tower Trust 1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (F)	$ 200,000	199,836
Avis Budget Rental Car Funding AESOP LLC Series 2013-1A, Class A, 1.92%, 09/20/2019 (F)	100,000	99,497
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 2.31% (D), 07/18/2027 (F)	235,000	235,561
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (F)	105,055	103,814
Hertz Vehicle Financing LLC Series 2016-3A, Class A, 2.27%, 07/25/2020 (F)	110,000	108,933
ICG US CLO, Ltd. Series 2014-1A, Class A1, 2.03% (D), 04/20/2026 (F)	235,000	234,220
JGWPT XXVI LLC Series 2012-2A, Class A, 3.84%, 10/15/2059 (F)	189,018	185,560
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (F)	82,766	81,750
Series 2016-1A, Class A,
2.25%, 12/20/2033 (F)	94,591	92,727
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (F)	300,000	298,767
OCP CLO, Ltd. Series 2015-8A, Class A1, 2.41% (D), 04/17/2027 (F)	220,000	220,097
Ocwen Master Advance Receivables Trust Series 2015-T3, Class AT3, 3.21%, 11/15/2047 (F)	290,000	289,939
Palmer Square CLO, Ltd. Series 2015-2A, Class A1A, 2.38% (D), 07/20/2027 (F)	250,000	250,079
SBA Tower Trust Series 2014-1A, Class C, 2.90% (D), 10/15/2044 (F)	380,000	382,884
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B,
2.70%, 10/20/2030 (F)	25,622	25,695
Series 2014-1A, Class A,
2.07%, 03/20/2030 (F)	59,675	59,272
Series 2014-2A, Class A,
2.05%, 06/20/2031 (F)	51,994	51,899

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2015-1A, Class A,
2.40%, 03/22/2032 (F)	$ 42,575	$ 42,376
Series 2015-1A, Class B,
3.05%, 03/22/2032 (F)	44,426	44,725
Series 2016-2A, Class A,
2.33%, 07/20/2033 (F)	84,804	83,294
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (F)	54,135	53,375
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (F)	142,676	134,427
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (F)	141,192	141,898
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 1.65% (D), 10/15/2018 (F)	290,000	288,872
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (F)	92,021	91,007

Total Asset-Backed Securities (Cost $3,828,285)		3,800,504

CORPORATE DEBT SECURITIES - 15.4%
Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	54,000	57,561
5.10%, 01/15/2044	49,000	53,167

		110,728

Airlines - 0.6%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	130,183	126,603
3.70%, 04/01/2028	159,371	157,777
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	263,701	303,256
United Airlines Pass-Through Trust 3.75%, 03/03/2028	282,697	284,111

		871,747

Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025	105,000	103,207

Automobiles - 0.1%
Ford Motor Co. 4.35%, 12/08/2026	150,000	151,575
General Motors Co.
4.88%, 10/02/2023	30,000	31,448
6.25%, 10/02/2043	20,000	22,109

		205,132

Banks - 2.9%
Bank of America Corp.
2.63%, 10/19/2020, MTN	65,000	65,037
4.10%, 07/24/2023	60,000	62,676
4.45%, 03/03/2026, MTN	45,000	46,374
5.75%, 12/01/2017	75,000	77,689

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank One Corp. 8.00%, 04/29/2027	$ 65,000	$ 84,911
Barclays Bank PLC 10.18%, 06/12/2021 (F)	390,000	484,267
BNP Paribas SA 6.75% (D), 03/14/2022 (F) (G)	200,000	197,250
Branch Banking & Trust Co. 3.80%, 10/30/2026	110,000	113,040
Citigroup, Inc.
1.70%, 04/27/2018	203,000	202,553
2.36% (D), 09/01/2023	165,000	168,281
6.68%, 09/13/2043	20,000	25,350
Commerzbank AG 8.13%, 09/19/2023 (F)	255,000	286,467
Cooperatieve Rabobank UA 11.00% (D), 06/30/2019 (F) (G)	405,000	475,996
Discover Bank 3.45%, 07/27/2026	250,000	241,403
First Horizon National Corp. 3.50%, 12/15/2020	110,000	111,002
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (F)	65,000	60,072
JPMorgan Chase & Co.
2.55%, 10/29/2020	248,000	247,817
3.25%, 09/23/2022	239,000	241,698
4.85%, 02/01/2044 (B)	20,000	22,255
6.75% (D), 02/01/2024 (G)	13,000	14,008
Macquarie Bank, Ltd. 1.65%, 03/24/2017 (F)	85,000	85,070
Nordea Bank AB 4.25%, 09/21/2022 (F)	470,000	489,596
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	65,000	67,516
6.40%, 10/21/2019	60,000	65,329
Toronto-Dominion Bank 3.63% (D), 09/15/2031	150,000	146,524
Wells Fargo & Co.
2.15%, 01/15/2019	10,000	10,055
4.13%, 08/15/2023	92,000	95,194
5.38%, 11/02/2043	67,000	73,944
5.90% (D), 06/15/2024 (G)	43,000	43,215

		4,304,589

Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc. 4.95%, 01/15/2042	210,000	228,598
Molson Coors Brewing Co.
2.10%, 07/15/2021	130,000	126,608
3.00%, 07/15/2026	127,000	120,055

		475,261

Biotechnology - 0.4%
AbbVie, Inc. 3.60%, 05/14/2025	47,000	46,553
Celgene Corp. 5.00%, 08/15/2045	281,000	292,164

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Gilead Sciences, Inc.
2.95%, 03/01/2027	$ 149,000	$ 142,602
4.15%, 03/01/2047	124,000	117,775

		599,094

Capital Markets - 1.7%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	205,000	209,465
7.30%, 06/28/2019	160,000	179,588
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, 06/09/2023	80,000	79,912
Deutsche Bank AG
2.22% (D), 08/20/2020	70,000	67,927
4.25%, 10/14/2021 (F)	180,000	180,694
6.00%, 09/01/2017	55,000	56,301
Goldman Sachs Group, Inc.
5.75%, 01/24/2022	155,000	174,253
6.25%, 02/01/2041	20,000	24,791
6.75%, 10/01/2037	75,000	92,614
Macquarie Group, Ltd. 6.25%, 01/14/2021 (F)	230,000	254,646
Morgan Stanley
5.00%, 11/24/2025	220,000	235,023
5.75%, 01/25/2021	280,000	310,681
Oaktree Capital Management, LP 6.75%, 12/02/2019 (F)	175,000	194,509
State Street Corp. 1.96% (D), 06/01/2077	11,000	9,721
UBS AG 7.63%, 08/17/2022	250,000	283,438
UBS Group Funding Jersey, Ltd. 4.13%, 09/24/2025 (F)	200,000	203,854

		2,557,417

Chemicals - 0.1%
LyondellBasell Industries NV 5.00%, 04/15/2019	60,000	63,399
Monsanto Co. 4.40%, 07/15/2044	110,000	106,315

		169,714

Commercial Services & Supplies - 0.2%
ERAC USA Finance LLC 3.85%, 11/15/2024 (F)	140,000	142,276
Hutchison Whampoa International 14, Ltd. 1.63%, 10/31/2017 (F)	200,000	199,535

		341,811

Communications Equipment - 0.2%
Harris Corp. 5.55%, 10/01/2021	205,000	226,197

Construction & Engineering - 0.0% (C)
SBA Tower Trust 2.88%, 07/15/2021 (F)	58,000	57,506

Construction Materials - 0.3%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (F)	200,000	193,430
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	200,000	203,202

		396,632

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 0.3%
Ally Financial, Inc. 3.50%, 01/27/2019	$ 60,000	$ 60,300
American Express Co. 4.05%, 12/03/2042	50,000	48,251
BMW US Capital LLC 2.80%, 04/11/2026 (F)	82,857	79,792
Discover Financial Services 3.85%, 11/21/2022	183,000	185,787

		374,130

Containers & Packaging - 0.1%
International Paper Co. 4.75%, 02/15/2022	96,000	103,845
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 6.88%, 02/15/2021	64,814	66,693

		170,538

Diversified Consumer Services - 0.0% (C)
President and Fellows of Harvard College 3.62%, 10/01/2037	15,000	14,889

Diversified Financial Services - 0.0%
Kaupthing ehf 7.63%, 02/28/2020 (F) (H) (I) (J)	710,000	—	(K)

Diversified Telecommunication Services - 0.7%
AT&T, Inc.
3.00%, 06/30/2022	255,000	250,311
3.40%, 05/15/2025	130,000	125,297
4.35%, 06/15/2045	70,000	62,372
4.60%, 02/15/2021	67,000	70,864
5.00%, 03/01/2021	34,000	36,567
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (F)	40,000	38,982
Intelsat Jackson Holdings SA 7.25%, 04/01/2019 (B)	54,000	45,360
Sprint Capital Corp. 6.88%, 11/15/2028	24,000	23,700
Verizon Communications, Inc.
3.45%, 03/15/2021	70,000	72,268
4.50%, 09/15/2020	42,000	44,945
5.15%, 09/15/2023	155,000	171,390
6.55%, 09/15/2043	137,000	171,110

		1,113,166

Electric Utilities - 0.5%
Appalachian Power Co. 3.40%, 06/01/2025	110,000	111,399
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	43,000	47,744
8.88%, 11/15/2018	9,000	10,114
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	226,000	204,888
Entergy Arkansas, Inc. 3.70%, 06/01/2024	61,000	63,199
Jersey Central Power & Light Co. 7.35%, 02/01/2019	35,000	38,336
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (F)	65,000	69,365
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	12,000	12,816
5.30%, 06/01/2042	25,000	29,323

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
PacifiCorp
3.60%, 04/01/2024	$ 130,000	$ 135,202
5.75%, 04/01/2037	25,000	30,627

		753,013

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (F)	100,000	102,115
Schlumberger Investment SA 3.65%, 12/01/2023	33,000	34,567
Weatherford International, Ltd. 5.95%, 04/15/2042	35,000	26,425

		163,107

Equity Real Estate Investment Trusts - 1.0%
CBL & Associates, LP 5.25%, 12/01/2023	144,000	141,592
EPR Properties 4.50%, 04/01/2025	225,000	222,266
HCP, Inc. 3.40%, 02/01/2025	85,000	81,330
Hospitality Properties Trust 5.00%, 08/15/2022	174,000	183,694
Kilroy Realty, LP 4.25%, 08/15/2029	265,000	259,571
Realty Income Corp. 3.88%, 07/15/2024	190,000	194,010
Simon Property Group, LP 3.38%, 10/01/2024	280,000	282,609
VEREIT Operating Partnership, LP 3.00%, 02/06/2019	60,000	59,850

		1,424,922

Food & Staples Retailing - 0.3%
CVS Health Corp.
2.13%, 06/01/2021	182,000	178,459
5.30%, 12/05/2043	14,000	15,863
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	41,000	41,188
4.30%, 04/22/2044	60,000	63,316
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	135,000	137,534

		436,360

Food Products - 0.2%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	70,000	67,220
Kraft Heinz Foods Co.
4.38%, 06/01/2046	84,000	79,042
4.88%, 02/15/2025 (F)	75,000	80,908

		227,170

Health Care Equipment & Supplies - 0.1%
Abbott Laboratories 3.75%, 11/30/2026	83,553	82,976
Becton Dickinson and Co. 2.68%, 12/15/2019	70,000	71,023
Boston Scientific Corp. 2.65%, 10/01/2018	56,000	56,614

		210,613

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.3%
Anthem, Inc.
1.88%, 01/15/2018	$ 76,000	$ 76,033
2.30%, 07/15/2018	104,000	104,680
3.30%, 01/15/2023	25,000	24,958
3.70%, 08/15/2021	8,000	8,271
Coventry Health Care, Inc. 5.45%, 06/15/2021	66,000	73,294
Express Scripts Holding Co.
3.40%, 03/01/2027	70,000	65,584
4.80%, 07/15/2046	30,000	28,723
Tenet Healthcare Corp. 6.25%, 11/01/2018	55,000	58,025
UnitedHealth Group, Inc. 3.38%, 11/15/2021	19,000	19,717

		459,285

Industrial Conglomerates - 0.4%
General Electric Co.
5.00% (D), 01/21/2021 (G)	555,000	575,923
6.88%, 01/10/2039, MTN	20,000	28,199

		604,122

Insurance - 0.6%
American International Group, Inc. 8.18% (D), 05/15/2068	26,000	32,890
CNA Financial Corp. 5.88%, 08/15/2020	90,000	99,422
Fidelity National Financial, Inc. 5.50%, 09/01/2022	60,000	63,464
Lincoln National Corp. 8.75%, 07/01/2019	46,000	52,927
Metropolitan Life Global Funding I 1.30%, 04/10/2017 (F)	195,000	195,110
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	80,000	79,754
Pacific Life Insurance Co. 9.25%, 06/15/2039 (F)	126,000	186,118
Reinsurance Group of America, Inc. 3.63% (D), 12/15/2065	291,000	244,440

		954,125

IT Services - 0.2%
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	185,000	188,203
MasterCard, Inc. 3.38%, 04/01/2024	33,000	33,944

		222,147

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	133,000	134,011

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (F)	200,000	195,075

Media - 0.3%
CBS Corp. 5.75%, 04/15/2020	85,000	93,827
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	100,000	102,250

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Comcast Corp. 5.88%, 02/15/2018	$ 116,000	$ 121,626
NBCUniversal Media LLC
4.38%, 04/01/2021	134,000	144,763
4.45%, 01/15/2043	47,000	48,028

		510,494

Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd. 3.85%, 09/30/2023 (B)	44,000	46,567
Freeport-McMoRan, Inc. 3.88%, 03/15/2023 (B)	45,000	41,288
Rio Tinto Finance USA PLC 2.88%, 08/21/2022	3,000	3,012

		90,867

Multi-Utilities - 0.1%
CMS Energy Corp.
3.88%, 03/01/2024	22,000	22,880
4.88%, 03/01/2044	33,000	35,377
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	140,000	140,087

		198,344

Oil, Gas & Consumable Fuels - 1.1%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (B)	68,000	76,110
Apache Corp.
4.25%, 01/15/2044	15,000	14,787
4.75%, 04/15/2043	22,000	22,661
BP Capital Markets PLC 3.12%, 05/04/2026	150,000	146,500
Energy Transfer Partners, LP 5.95%, 10/01/2043	35,000	36,072
EnLink Midstream Partners, LP 4.85%, 07/15/2026	47,000	47,410
EOG Resources, Inc. 2.45%, 04/01/2020	88,000	88,132
Exxon Mobil Corp.
1.82%, 03/15/2019	150,000	150,246
3.04%, 03/01/2026	60,000	59,919
Husky Energy, Inc. 4.00%, 04/15/2024	45,000	45,818
Kerr-McGee Corp. 6.95%, 07/01/2024	50,000	58,990
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	117,000	118,597
Laredo Petroleum, Inc. 7.38%, 05/01/2022	60,000	62,175
Murphy Oil Corp. 3.50%, 12/01/2017	61,000	61,305
Nexen Energy ULC 5.88%, 03/10/2035	10,000	11,232
Noble Energy, Inc.
6.00%, 03/01/2041	22,000	24,427
8.25%, 03/01/2019	47,000	52,795
Petrobras Global Finance BV 6.25%, 03/17/2024	70,000	67,144
Petroleos Mexicanos 3.50%, 07/18/2018 - 01/30/2023	100,000	97,260

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp. 5.75%, 06/01/2021 (F)	$ 10,000	$ 10,475
Shell International Finance BV
2.50%, 09/12/2026	130,000	121,974
3.75%, 09/12/2046	39,000	35,886
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	37,000	38,293
4.63%, 03/01/2034	35,000	36,907
Western Gas Partners, LP 5.38%, 06/01/2021	76,000	81,742
Williams Cos., Inc.
3.70%, 01/15/2023	13,000	12,545
7.88%, 09/01/2021	33,000	37,703
Williams Partners, LP 5.40%, 03/04/2044	35,000	33,920

		1,651,025

Pharmaceuticals - 0.3%
Actavis Funding SCS
3.45%, 03/15/2022	188,000	190,822
3.80%, 03/15/2025	127,000	127,150
4.55%, 03/15/2035	42,000	41,571
Pfizer, Inc. 4.13%, 12/15/2046	20,686	21,043
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	12,000	12,154

		392,740

Road & Rail - 0.1%
Aviation Capital Group Corp. 7.13%, 10/15/2020 (F)	153,000	176,715
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	18,000	18,219
3.75%, 04/01/2024	12,000	12,615

		207,549

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp. 2.45%, 07/29/2020	190,000	192,679
KLA-Tencor Corp. 4.13%, 11/01/2021	155,000	161,635

		354,314

Software - 0.1%
Microsoft Corp. 2.70%, 02/12/2025	140,000	137,182

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 2.85%, 02/23/2023	240,000	241,496
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02%, 06/15/2026 (F)	115,000	124,579
HP, Inc. 3.75%, 12/01/2020	11,000	11,389

		377,464

Tobacco - 0.1%
Altria Group, Inc. 4.00%, 01/31/2024	33,000	34,868
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	105,000	119,788

		154,656

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.1%
International Lease Finance Corp. 8.25%, 12/15/2020	$ 115,000	$ 133,975

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV 3.13%, 07/16/2022	200,000	196,941
Crown Castle Towers LLC
4.88%, 08/15/2040 (F)	155,000	165,055
6.11%, 01/15/2040 (F)	335,000	362,959
SBA Tower Trust 2.24%, 04/15/2043 (F)	65,000	65,121
Sprint Communications, Inc. 9.00%, 11/15/2018 (F)	95,000	104,738
Sprint Corp. 7.88%, 09/15/2023	45,000	48,038
T-Mobile USA, Inc.
6.46%, 04/28/2019	5,000	5,088
6.73%, 04/28/2022	15,000	15,675
6.84%, 04/28/2023	5,000	5,356

		968,971

Total Corporate Debt Securities (Cost $23,112,967)		23,053,289

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Indonesia - 0.1%
Indonesia Government International Bond 5.38%, 10/17/2023 (F)	225,000	243,689

Mexico - 0.1%
Mexico Government International Bond 4.00%, 10/02/2023	110,000	110,264

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	100,000	128,400

Republic of Korea - 0.3%
Export-Import Bank of Korea 4.00%, 01/11/2017	200,000	200,080
Korea Development Bank 3.50%, 08/22/2017	200,000	202,091

		402,171

Total Foreign Government Obligations (Cost $868,330)		884,524

MORTGAGE-BACKED SECURITIES - 4.6%
Adjustable Rate Mortgage Trust Series 2004-2, Class 7A2, 1.60% (D), 02/25/2035	3,440	3,439
Alternative Loan Trust Series 2007-22, Class 2A16, 6.50%, 09/25/2037	218,656	156,741
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A, 5.55% (D), 06/10/2049	15,713	15,825
Banc of America Re-REMIC Trust Series 2010-UB3, Class A4B1, 5.54% (D), 06/15/2049 (F)	102,250	102,186
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (F)	140,000	138,284

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BB-UBS Trust (continued)
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (F)	$ 315,000	$ 305,077
BBCMS Trust Series 2013-TYSN, Class B, 4.04%, 09/05/2032 (F)	245,000	256,222
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW15, Class A1A,
5.32%, 02/11/2044	36,688	36,732
Series 2007-PW17, Class A1A,
5.65% (D), 06/11/2050	44,792	45,615
Bear Stearns Mortgage Funding Trust Series 2006-AR5, Class 1A2, 0.97% (D), 12/25/2046	95,064	60,748
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	45,000	47,094
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	65,000	69,108
Series 2015-GC27, Class B,
3.77%, 02/10/2048	157,700	157,130
Citigroup Commercial Mortgage Trust, Interest Only STRIPS Series 2013-SMP, Class XA, 0.80% (D), 01/12/2030 (F)	1,163,792	6,480
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (D), 06/25/2058 (F)	222,232	225,593
COMM Mortgage Trust
Series 2010-RR1, Class GEB,
5.54% (D), 12/11/2049 (F)	160,000	160,511
Series 2013-CR11, Class AM,
4.72% (D), 10/10/2046	20,000	21,653
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (F)	100,000	101,501
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (F)	100,000	102,647
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	45,000	47,382
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (F)	100,000	99,826
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (F)	132,000	131,874
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87% (D), 12/10/2049	35,000	35,770
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (F)	225,000	227,693
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 2.77% (D), 08/26/2036 (F)	131,899	130,138
CSMC Trust
Series 2010-RR1, Class 2A,
5.70% (D), 09/15/2040 (F)	47,224	47,440

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust (continued)
Series 2010-RR2, Class 2A,
5.93% (D), 09/15/2039 (F)	$ 53,669	$ 53,757
Series 2014-4R, Class 21A1,
0.91% (D), 12/27/2035 (F)	224,744	216,859
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 3.24% (D), 03/18/2035	144,083	139,347
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (D), 12/10/2027 (F)	100,000	94,475
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (F)	285,000	284,641
Impac CMB Trust Series 2004-6, Class 1A1, 1.56% (D), 10/25/2034	78,451	74,159
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.98% (D), 08/25/2037	184,568	145,857
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A,
5.43% (D), 06/12/2047	36,419	36,405
Series 2007-LD12, Class A1A,
5.85% (D), 02/15/2051	93,391	94,440
Series 2007-LDPX, Class A1A,
5.44%, 01/15/2049	18,705	18,760
Series 2008-C2, Class ASB,
6.13% (D), 02/12/2051	17,362	17,475
JPMorgan Resecuritization Trust Series 2014-2, Class 6A1, 2.84% (D), 05/26/2037 (F)	170,078	169,756
LB Commercial Mortgage Trust Series 2007-C3, Class A1A, 5.87% (D), 07/15/2044	26,616	26,907
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM, 6.16% (D), 09/15/2045	30,000	30,974
Merrill Lynch Mortgage Investors Trust Series 2003-F, Class A1, 1.40% (D), 10/25/2028	47,486	46,364
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 5.83% (D), 06/12/2050	34,326	34,645
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (F)	100,000	97,768
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM,
5.78% (D), 04/12/2049	78,641	78,628
Series 2007-IQ13, Class A1A,
5.31%, 03/15/2044	52,547	52,611
Series 2007-IQ13, Class AM,
5.41%, 03/15/2044	30,000	29,974
Series 2007-IQ14, Class A1A,
5.67% (D), 04/15/2049	28,964	29,170
Series 2007-IQ15, Class AM,
5.90% (D), 06/11/2049	55,000	55,759

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Re-REMIC Trust Series 2012-XA, Class A, 2.00%, 07/27/2049 (F)	$ 8,439	$ 8,391
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (F)	267,495	263,990
Motel 6 Trust Series 2015-MTL6, Class C, 3.64%, 02/05/2030 (F)	545,000	546,559
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (F)	142,939	148,486
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (F)	59,702	61,373
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (F)	160,104	164,214
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (F)	111,259	112,870
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (D), 01/11/2037 (F)	130,000	122,654
SCG Trust Series 2013-SRP1, Class A, 2.10% (D), 11/15/2026 (F)	100,000	100,000
STRIPS, Ltd. Series 2012-1A, Class A, 1.50%, 12/25/2044 (F)	1,589	1,589
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1.44% (D), 01/19/2034	104,497	100,593
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (F)	203,029	204,783
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (F)	166,886	167,290
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (F)	161,451	161,831
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (F)	225,000	229,840

Total Mortgage-Backed Securities (Cost $7,095,803)		6,955,903

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
California - 0.3%
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	15,000	20,809
State of California, General Obligation Unlimited
7.30%, 10/01/2039	55,000	77,681
7.60%, 11/01/2040	60,000	90,292
7.95%, 03/01/2036	175,000	203,996
University of California, Revenue Bonds Series AD, 4.86%, 05/15/2112	10,000	9,699

		402,477

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia - 0.0% (C)
Municipal Electric Authority of Georgia, Revenue Bonds Series A, 6.64%, 04/01/2057	$ 10,000	$ 12,313

Illinois - 0.0% (C)
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	55,000	49,143

New Jersey - 0.0% (C)
New Jersey Turnpike Authority, Revenue Bonds Series F, 7.41%, 01/01/2040	16,000	23,048

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds Series E, 6.81%, 11/15/2040	15,000	20,004
New York City Water & Sewer System, Revenue Bonds Series CC, 5.88%, 06/15/2044	15,000	19,377
New York State Dormitory Authority, Revenue Bonds Series H, 5.39%, 03/15/2040	10,000	12,093
Port Authority of New York & New Jersey, Revenue Bonds Series 181, 4.96%, 08/01/2046	20,000	22,325

		73,799

Total Municipal Government Obligations (Cost $556,174)		560,780

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.6%
Federal Home Loan Mortgage Corp.
3.00% (D), 02/01/2041	20,224	21,443
5.50%, 06/01/2041	35,364	39,390
Federal National Mortgage Association
Zero Coupon, 10/09/2019	190,000	180,178
2.50%, TBA (L)	469,000	469,742
2.81% (D), 03/01/2041	14,521	15,414
2.95% (D), 03/01/2041	12,586	13,294
3.00%, TBA (L)	2,987,000	2,967,327
3.33% (D), 10/25/2023	55,000	57,013
3.50%, 11/01/2028 - 01/01/2029	134,934	141,904
3.50%, TBA (L)	3,102,000	3,181,825
4.00%, 10/01/2025 - 06/01/2042	85,889	90,607
4.00%, TBA (L)	1,051,000	1,104,925
4.50%, 02/01/2025 - 06/01/2026	135,659	143,752
5.00%, 04/01/2039 - 11/01/2039	290,930	321,714
5.00%, TBA (L)	116,000	126,368
5.50%, 09/01/2036 - 12/01/2041	416,951	476,091
6.00%, 02/01/2038 - 02/01/2041	319,744	365,432
6.50%, 05/01/2040	67,936	77,183
Government National Mortgage Association, Interest Only STRIPS 0.84% (D), 02/16/2053	232,158	12,388

Total U.S. Government Agency Obligations (Cost $9,815,100)		9,805,990

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 8.7%
U.S. Treasury - 7.8%
U.S. Treasury Bond
2.25%, 08/15/2046 (B)	$ 106,000	$ 89,127
2.50%, 02/15/2045 - 05/15/2046	557,000	495,892
2.75%, 08/15/2042	584,500	552,193
3.50%, 02/15/2039	392,000	428,689
3.63%, 02/15/2044	1,694,300	1,877,959
4.50%, 02/15/2036	625,000	790,820
4.75%, 02/15/2037	606,000	788,723
5.25%, 02/15/2029	807,000	1,031,510
U.S. Treasury Note
0.50%, 07/31/2017	245,000	244,751
0.88%, 04/30/2017	299,000	299,342
1.00%, 09/15/2017 - 11/30/2019	787,400	780,427
1.13%, 06/30/2021 - 09/30/2021	305,000	295,064
1.25%, 11/30/2018	442,300	442,939
1.50%, 08/15/2026	30,000	27,592
1.63%, 03/31/2019 - 05/15/2026	732,000	712,114
1.75%, 05/15/2023	1,000,000	973,984
1.88%, 11/30/2021	155,000	154,582
2.00%, 02/15/2025	756,000	735,800
2.25%, 11/15/2024	345,400	343,282
2.50%, 08/15/2023 - 05/15/2024	636,300	647,107

		11,711,897

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	83,074	92,755
2.50%, 01/15/2029	307,019	370,312
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	892,989	908,680

		1,371,747

Total U.S. Government Obligations (Cost $13,301,256)		13,083,644

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%
Federal Home Loan Bank Discount Notes
0.34% (M), 01/09/2017	675,000	674,958
0.36% (M), 01/13/2017 - 01/25/2017	2,285,000	2,284,502
0.46% (M), 02/10/2017	1,075,000	1,074,432
0.53% (M), 03/13/2017	2,810,000	2,807,198

Total Short-Term U.S. Government Agency Obligations (Cost $6,840,866)		6,841,090

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.8%
U.S. Treasury Bill
0.28% (M), 01/12/2017	$ 55,000	$ 54,995
0.30% (M), 01/19/2017	60,000	59,989
0.34% (M), 01/12/2017	135,000	134,986
0.46% (M), 02/09/2017	816,000	815,625
0.48% (M), 02/09/2017	10,000	9,995
0.49% (M), 03/30/2017 (N)	115,000	114,863

Total Short-Term U.S. Government Obligations (Cost $1,190,412)		1,190,453

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (M)	469,545	469,545

Total Securities Lending Collateral (Cost $469,545)		469,545

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.03% (M), dated 12/30/2016, to be repurchased at $1,693,811 on 01/03/2017. Collateralized by U.S. Government Obligations, 1.88%, due 08/31/2022 - 10/31/2022, and with a total value of $1,733,208.	$ 1,693,806	1,693,806

Total Repurchase Agreement (Cost $1,693,806)		1,693,806

Total Investments (Cost $143,755,456) (O)		157,877,946
Net Other Assets (Liabilities) - (5.3)%		(7,919,790)

Net Assets - 100.0%		$ 149,958,156

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	6	03/17/2017	$—	$(6,112)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)		Value
ASSETS
Investments
Common Stocks	$89,195,455	$—	$—		$89,195,455
Preferred Stocks	342,963	—	—		342,963
Asset-Backed Securities	—	3,800,504	—		3,800,504
Corporate Debt Securities	—	23,053,289	—	(K)	23,053,289
Foreign Government Obligations	—	884,524	—		884,524
Mortgage-Backed Securities	—	6,955,903	—		6,955,903
Municipal Government Obligations	—	560,780	—		560,780
U.S. Government Agency Obligations	—	9,805,990	—		9,805,990
U.S. Government Obligations	—	13,083,644	—		13,083,644
Short-Term U.S. Government Agency Obligations	—	6,841,090	—		6,841,090
Short-Term U.S. Government Obligations	—	1,190,453	—		1,190,453
Securities Lending Collateral	469,545	—	—		469,545
Repurchase Agreement	—	1,693,806	—		1,693,806

Total Investments	$90,007,963	$67,869,983	$—	(K)	$157,877,946

LIABILITIES
Other Financial Instruments
Futures Contracts (R)	$(6,112)	$—	$—		$(6,112)

Total Other Financial Instruments	$(6,112)	$—	$—		$(6,112)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $456,457. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(E)	Percentage rounds to less than 0.01% or (0.01)%.
(F)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $14,753,066, representing 9.8% of the Portfolio’s net assets.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $0, representing less than 0.1% of the Portfolio’s net assets.
(I)	Security is Level 3 of the fair value hierarchy.
(J)	Illiquid security. At December 31, 2016, value of the illiquid security is $0, representing less than 0.1% of the Portfolio’s net assets.
(K)	Security deemed worthless.
(L)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.
(M)	Rates disclosed reflect the yields at December 31, 2016.
(N)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $114,863.
(O)	Aggregate cost for federal income tax purposes is $144,499,282. Aggregate gross unrealized appreciation and depreciation for all securities is $16,450,870 and $3,072,206, respectively. Net unrealized appreciation for tax purposes is $13,378,664.
(P)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Portfolio.
(R)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 97.2%
Aerospace & Defense - 2.5%
Huntington Ingalls Industries, Inc.	12,782	$ 2,354,317
Northrop Grumman Corp.	32,749	7,616,762
Spirit Aerosystems Holdings, Inc., Class A	165,701	9,668,653

		19,639,732

Air Freight & Logistics - 1.0%
FedEx Corp.	41,809	7,784,836

Airlines - 3.9%
Delta Air Lines, Inc.	74,301	3,654,866
Hawaiian Holdings, Inc. (A)	139,967	7,978,119
Southwest Airlines Co.	71,752	3,576,120
Spirit Airlines, Inc. (A)	67,032	3,878,471
United Continental Holdings, Inc. (A)	161,375	11,761,010

		30,848,586

Auto Components - 2.0%
Cooper Tire & Rubber Co.	43,047	1,672,376
Dana, Inc.	77,731	1,475,334
Goodyear Tire & Rubber Co.	190,780	5,889,379
Lear Corp.	42,163	5,581,116
Visteon Corp.	14,530	1,167,340

		15,785,545

Automobiles - 0.8%
General Motors Co.	180,000	6,271,200

Banks - 14.1%
Bank of America Corp.	1,254,059	27,714,704
Citigroup, Inc.	389,721	23,161,119
Citizens Financial Group, Inc.	312,476	11,133,520
JPMorgan Chase & Co.	402,962	34,771,591
Popular, Inc.	67,031	2,937,298
SunTrust Banks, Inc.	224,102	12,291,995

		112,010,227

Beverages - 1.3%
PepsiCo, Inc.	100,278	10,492,087

Biotechnology - 2.9%
Amgen, Inc.	22,901	3,348,355
Gilead Sciences, Inc.	131,142	9,391,079
United Therapeutics Corp. (A) (B)	74,182	10,639,924

		23,379,358

Building Products - 1.2%
Owens Corning	178,714	9,214,494

Chemicals - 2.2%
Celanese Corp., Series A	39,419	3,103,852
LyondellBasell Industries NV, Class A	125,012	10,723,529
Trinseo SA	65,290	3,871,697

		17,699,078

Construction & Engineering - 1.3%
Quanta Services, Inc. (A)	289,812	10,099,948

Consumer Finance - 1.1%
Ally Financial, Inc.	443,588	8,437,044

Containers & Packaging - 0.1%
Avery Dennison Corp.	9,031	634,157

Diversified Financial Services - 1.3%
Voya Financial, Inc.	266,508	10,452,444

Diversified Telecommunication Services - 3.9%
AT&T, Inc.	335,185	14,255,418

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	315,557	$ 16,844,433

		31,099,851

Electric Utilities - 3.6%
American Electric Power Co., Inc.	177,472	11,173,637
Edison International	142,964	10,291,979
Entergy Corp., Class B	99,756	7,329,073

		28,794,689

Energy Equipment & Services - 4.4%
Dril-Quip, Inc., Class A (A) (B)	25,226	1,514,821
Ensco PLC, Class A	542,216	5,270,339
Helmerich & Payne, Inc.	29,144	2,255,746
Nabors Industries, Ltd.	384,839	6,311,360
Oceaneering International, Inc.	138,746	3,914,025
Patterson-UTI Energy, Inc.	268,114	7,217,629
Rowan Cos. PLC, Class A (A)	430,177	8,126,043

		34,609,963

Equity Real Estate Investment Trusts - 3.9%
American Homes 4 Rent, Class A	203,848	4,276,731
CBL & Associates Properties, Inc. (B)	190,769	2,193,843
DuPont Fabros Technology, Inc. (B)	113,551	4,988,295
Hospitality Properties Trust	201,167	6,385,041
Host Hotels & Resorts, Inc.	177,257	3,339,522
Hudson Pacific Properties, Inc.	83,582	2,906,982
Mack-Cali Realty Corp.	101,043	2,932,268
NorthStar Realty Finance Corp.	91,845	1,391,452
Omega Healthcare Investors, Inc.	1,324	41,388
Piedmont Office Realty Trust, Inc., Class A	34,398	719,262
Senior Housing Properties Trust	47,756	904,021
Taubman Centers, Inc.	16,260	1,202,102

		31,280,907

Food & Staples Retailing - 2.3%
Sysco Corp.	145,860	8,076,268
Wal-Mart Stores, Inc.	145,123	10,030,902

		18,107,170

Food Products - 2.3%
Dean Foods Co.	212,640	4,631,299
Ingredion, Inc.	39,655	4,955,289
Sanderson Farms, Inc. (B)	61,935	5,836,754
Tyson Foods, Inc., Class A	49,426	3,048,596

		18,471,938

Independent Power & Renewable Electricity Producers - 1.1%
AES Corp.	738,330	8,579,395

Insurance - 9.6%
Allstate Corp.	165,592	12,273,679
American International Group, Inc.	198,310	12,951,626
Assured Guaranty, Ltd.	132,836	5,017,216
Axis Capital Holdings, Ltd.	39,053	2,548,989
Everest RE Group, Ltd.	17,979	3,890,656
Genworth Financial, Inc., Class A (A)	225,315	858,450
Hartford Financial Services Group, Inc.	45,958	2,189,899
Lincoln National Corp.	86,400	5,725,728
Prudential Financial, Inc.	74,685	7,771,721
Reinsurance Group of America, Inc., Class A	41,876	5,269,257
Travelers Cos., Inc.	92,506	11,324,585
Unum Group	153,880	6,759,948

		76,581,754

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Internet Software & Services - 2.3%
eBay, Inc. (A)	301,791	$ 8,960,175
VeriSign, Inc. (A) (B)	119,173	9,065,490

		18,025,665

IT Services - 0.2%
Xerox Corp.	202,342	1,766,446

Metals & Mining - 0.3%
Reliance Steel & Aluminum Co.	34,178	2,718,518

Multi-Utilities - 0.9%
Public Service Enterprise Group, Inc.	165,972	7,282,851

Multiline Retail - 0.1%
Big Lots, Inc. (B)	21,841	1,096,637

Oil, Gas & Consumable Fuels - 8.4%
Canadian Natural Resources, Ltd.	269,454	8,590,193
Chevron Corp.	70,497	8,297,497
CONSOL Energy, Inc.	201,564	3,674,512
Exxon Mobil Corp.	251,537	22,703,730
Tesoro Corp.	122,674	10,727,841
Valero Energy Corp.	189,576	12,951,832

		66,945,605

Paper & Forest Products - 0.2%
Domtar Corp.	32,733	1,277,569

Personal Products - 0.4%
Nu Skin Enterprises, Inc., Class A	58,114	2,776,687

Pharmaceuticals - 7.7%
Johnson & Johnson	255,368	29,420,947
Merck & Co., Inc.	142,123	8,366,781
Pfizer, Inc.	709,243	23,036,213

		60,823,941

Semiconductors & Semiconductor Equipment - 2.8%
Applied Materials, Inc., Class A	179,889	5,805,018
Intel Corp.	453,521	16,449,207

		22,254,225

Software - 3.9%
Aspen Technology, Inc. (A)	53,129	2,905,094
CA, Inc.	60,577	1,924,531
Citrix Systems, Inc. (A)	59,452	5,309,658
Intuit, Inc.	81,341	9,322,492
Microsoft Corp.	156,626	9,732,740
Take-Two Interactive Software, Inc. (A)	29,624	1,460,167

		30,654,682

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 0.8%
Bed Bath & Beyond, Inc.	41,989	$ 1,706,433
Best Buy Co., Inc.	107,443	4,584,593

		6,291,026

Technology Hardware, Storage & Peripherals - 0.3%
HP, Inc.	163,797	2,430,747

Textiles, Apparel & Luxury Goods - 0.9%
Michael Kors Holdings, Ltd. (A)	161,761	6,952,488

Tobacco - 1.2%
Philip Morris International, Inc.	107,209	9,808,551

Total Common Stocks (Cost $666,407,055)		771,380,041

EXCHANGE-TRADED FUND - 1.3%
U.S. Equity Fund - 1.3%
iShares Russell 1000 Value ETF	88,300	9,892,249

Total Exchange-Traded Fund (Cost $10,003,419)		9,892,249

SECURITIES LENDING COLLATERAL - 3.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	26,484,752	26,484,752

Total Securities Lending Collateral (Cost $26,484,752)		26,484,752

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $12,187,919 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $12,436,265.	$ 12,187,879	12,187,879

Total Repurchase Agreement (Cost $12,187,879)		12,187,879

Total Investments (Cost $715,083,105) (D)		819,944,921
Net Other Assets (Liabilities) - (3.3)%		(26,234,773)

Net Assets - 100.0%		$ 793,710,148

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$771,380,041	$—	$—	$771,380,041
Exchange-Traded Fund	9,892,249	—	—	9,892,249
Securities Lending Collateral	26,484,752	—	—	26,484,752
Repurchase Agreement	—	12,187,879	—	12,187,879

Total Investments	$807,757,042	$12,187,879	$—	$819,944,921

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $25,905,789. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $716,409,857. Aggregate gross unrealized appreciation and depreciation for all securities is $114,744,426 and $11,209,362, respectively. Net unrealized appreciation for tax purposes is $103,535,064.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 1.3%
Northrop Grumman Corp.	16,150	$ 3,756,167

Air Freight & Logistics - 1.4%
FedEx Corp.	21,188	3,945,206

Airlines - 4.8%
Alaska Air Group, Inc.	19,435	1,724,467
American Airlines Group, Inc.	19,423	906,860
Delta Air Lines, Inc.	76,095	3,743,113
Southwest Airlines Co.	77,429	3,859,061
United Continental Holdings, Inc. (A)	50,162	3,655,807

		13,889,308

Auto Components - 1.6%
Goodyear Tire & Rubber Co.	106,248	3,279,876
Magna International, Inc., Class A	29,169	1,265,934

		4,545,810

Automobiles - 1.7%
Fiat Chrysler Automobiles NV	111,069	1,012,949
General Motors Co.	114,072	3,974,269

		4,987,218

Banks - 9.2%
Bank of America Corp.	303,902	6,716,234
Citigroup, Inc.	84,308	5,010,424
Citizens Financial Group, Inc.	83,802	2,985,865
JPMorgan Chase & Co.	93,536	8,071,222
SunTrust Banks, Inc.	69,402	3,806,700

		26,590,445

Beverages - 3.0%
Dr Pepper Snapple Group, Inc.	36,134	3,276,270
PepsiCo, Inc.	51,224	5,359,567

		8,635,837

Biotechnology - 4.7%
Amgen, Inc.	32,144	4,699,774
Biogen, Inc. (A)	14,433	4,092,910
Gilead Sciences, Inc.	64,313	4,605,454

		13,398,138

Building Products - 0.8%
Masco Corp.	70,860	2,240,593

Chemicals - 1.3%
LyondellBasell Industries NV, Class A	42,192	3,619,230

Commercial Services & Supplies - 0.1%
Waste Management, Inc.	4,239	300,587

Communications Equipment - 0.5%
Cisco Systems, Inc.	48,454	1,464,280

Construction & Engineering - 1.7%
Jacobs Engineering Group, Inc. (A)	22,659	1,291,563
Quanta Services, Inc. (A)	100,426	3,499,846

		4,791,409

Containers & Packaging - 1.4%
Avery Dennison Corp.	35,079	2,463,247
International Paper Co.	29,496	1,565,058

		4,028,305

Diversified Telecommunication Services - 3.3%
AT&T, Inc.	72,693	3,091,633
Verizon Communications, Inc.	118,917	6,347,790

		9,439,423

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities - 1.5%
American Electric Power Co., Inc.	7,222	$ 454,697
Edison International	11,298	813,343
Entergy Corp., Class B	37,675	2,767,982
Exelon Corp.	6,913	245,343

		4,281,365

Energy Equipment & Services - 1.9%
Ensco PLC, Class A	222,576	2,163,439
Helmerich & Payne, Inc.	41,786	3,234,236

		5,397,675

Equity Real Estate Investment Trusts - 1.8%
Apartment Investment & Management Co., Class A	31,219	1,418,904
General Growth Properties, Inc.	9,398	234,762
Host Hotels & Resorts, Inc.	193,444	3,644,485

		5,298,151

Food & Staples Retailing - 2.2%
Sysco Corp.	59,603	3,300,218
Wal-Mart Stores, Inc.	44,657	3,086,692

		6,386,910

Food Products - 0.7%
Tyson Foods, Inc., Class A	34,114	2,104,152

Health Care Equipment & Supplies - 1.2%
Baxter International, Inc.	76,666	3,399,370

Health Care Providers & Services - 1.2%
Quest Diagnostics, Inc.	38,471	3,535,485

Hotels, Restaurants & Leisure - 1.3%
McDonald’s Corp.	30,539	3,717,207

Independent Power & Renewable Electricity Producers - 1.2%
AES Corp.	268,310	3,117,762
NRG Energy, Inc.	32,781	401,895

		3,519,657

Insurance - 5.7%
Aflac, Inc.	25,977	1,807,999
Allstate Corp.	52,263	3,873,734
American International Group, Inc.	29,818	1,947,414
Lincoln National Corp.	25,556	1,693,596
Prudential Financial, Inc.	28,158	2,930,121
Travelers Cos., Inc.	20,060	2,455,745
Unum Group	37,620	1,652,647

		16,361,256

Internet & Direct Marketing Retail - 0.3%
Priceline Group, Inc. (A)	538	788,740

Internet Software & Services - 2.9%
Alphabet, Inc., Class A (A)	1,900	1,505,655
eBay, Inc. (A)	124,614	3,699,789
VeriSign, Inc. (A) (B)	40,338	3,068,512

		8,273,956

IT Services - 1.9%
Teradata Corp. (A) (B)	103,119	2,801,743
Xerox Corp.	307,022	2,680,302

		5,482,045

Media - 0.8%
Discovery Communications, Inc., Series A (A) (B)	82,322	2,256,446

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 0.2%
Teck Resources, Ltd., Class B	28,370	$ 568,251

Multi-Utilities - 0.3%
Public Service Enterprise Group, Inc.	19,554	858,030

Multiline Retail - 0.9%
Kohl’s Corp.	49,557	2,447,125

Oil, Gas & Consumable Fuels - 5.2%
Canadian Natural Resources, Ltd.	90,255	2,877,330
Chevron Corp.	18,980	2,233,946
Exxon Mobil Corp.	11,409	1,029,776
Murphy Oil Corp.	12,156	378,416
Southwestern Energy Co. (A)	82,200	889,404
Tesoro Corp.	39,995	3,497,563
Valero Energy Corp.	58,063	3,966,864

		14,873,299

Pharmaceuticals - 6.8%
Johnson & Johnson	69,953	8,059,285
Merck & Co., Inc.	92,740	5,459,604
Pfizer, Inc.	188,944	6,136,901

		19,655,790

Semiconductors & Semiconductor Equipment - 3.4%
Applied Materials, Inc., Class A	121,727	3,928,130
Intel Corp.	157,927	5,728,013

		9,656,143

Software - 9.0%
CA, Inc.	97,331	3,092,206
Citrix Systems, Inc. (A)	40,347	3,603,391
Intuit, Inc.	32,104	3,679,439
Microsoft Corp.	168,999	10,501,598
Oracle Corp.	71,226	2,738,640
Symantec Corp.	96,450	2,304,190

		25,919,464

Specialty Retail - 3.1%
Bed Bath & Beyond, Inc.	68,161	2,770,063
Best Buy Co., Inc.	75,046	3,202,213
Staples, Inc.	234,212	2,119,619
Urban Outfitters, Inc. (A)	32,126	914,948

		9,006,843

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	48,331	$ 5,597,696
HP, Inc.	153,691	2,280,775
NetApp, Inc.	39,097	1,378,951

		9,257,422

Textiles, Apparel & Luxury Goods - 2.0%
Coach, Inc., Class A	81,243	2,845,130
Michael Kors Holdings, Ltd. (A)	66,525	2,859,244

		5,704,374

Tobacco - 3.2%
Altria Group, Inc.	62,630	4,235,041
Philip Morris International, Inc.	55,382	5,066,899

		9,301,940

Total Common Stocks (Cost $244,447,968)		283,683,052

SECURITIES LENDING COLLATERAL - 2.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	7,149,063	7,149,063

Total Securities Lending Collateral (Cost $7,149,063)		7,149,063

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $3,560,883 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $3,633,621.	$ 3,560,871	3,560,871

Total Repurchase Agreement (Cost $3,560,871)		3,560,871

Total Investments (Cost $255,157,902) (D)		294,392,986
Net Other Assets (Liabilities) - (2.4)%		(6,841,515)

Net Assets - 100.0%		$ 287,551,471

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$283,683,052	$—	$—	$283,683,052
Securities Lending Collateral	7,149,063	—	—	7,149,063
Repurchase Agreement	—	3,560,871	—	3,560,871

Total Investments	$290,832,115	$3,560,871	$—	$294,392,986

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,997,240. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $256,017,290. Aggregate gross unrealized appreciation and depreciation for all securities is $42,992,516 and $4,616,820, respectively. Net unrealized appreciation for tax purposes is $38,375,696.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 96.7%
Aerospace & Defense - 1.2%
Boeing Co.	46,045	$ 7,168,286
General Dynamics Corp.	16,268	2,808,833

		9,977,119

Air Freight & Logistics - 0.7%
FedEx Corp.	29,875	5,562,725

Automobiles - 0.5%
Tesla Motors, Inc. (A)	17,689	3,779,963

Banks - 0.9%
JPMorgan Chase & Co.	50,983	4,399,323
M&T Bank Corp.	17,939	2,806,198

		7,205,521

Beverages - 2.0%
Constellation Brands, Inc., Class A	19,438	2,980,040
Molson Coors Brewing Co., Class B	37,581	3,657,007
Monster Beverage Corp. (A)	220,593	9,781,094

		16,418,141

Biotechnology - 5.3%
Alexion Pharmaceuticals, Inc. (A)	51,499	6,300,903
Alkermes PLC (A)	38,461	2,137,662
Biogen, Inc. (A)	11,565	3,279,603
BioMarin Pharmaceutical, Inc. (A)	29,490	2,442,952
Celgene Corp. (A)	95,599	11,065,584
Incyte Corp. (A)	27,456	2,753,013
Regeneron Pharmaceuticals, Inc., Class A (A)	22,917	8,412,602
Shire PLC, Class B, ADR (B)	40,701	6,934,636

		43,326,955

Building Products - 0.5%
Fortune Brands Home & Security, Inc.	70,385	3,762,782

Capital Markets - 2.6%
BlackRock, Inc., Class A	15,655	5,957,354
Goldman Sachs Group, Inc.	32,337	7,743,095
Intercontinental Exchange, Inc.	71,480	4,032,901
S&P Global, Inc.	35,973	3,868,536

		21,601,886

Chemicals - 1.3%
Albemarle Corp.	29,731	2,559,244
PPG Industries, Inc.	48,796	4,623,909
Sherwin-Williams Co.	12,898	3,466,209

		10,649,362

Communications Equipment - 0.5%
Palo Alto Networks, Inc. (A)	31,861	3,984,218

Consumer Finance - 0.5%
Capital One Financial Corp.	48,400	4,222,416

Containers & Packaging - 0.5%
Crown Holdings, Inc. (A)	86,458	4,545,097

Electrical Equipment - 0.7%
AMETEK, Inc., Class A	58,784	2,856,902
Eaton Corp. PLC	41,530	2,786,248

		5,643,150

Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	44,053	2,862,124
Halliburton Co.	114,778	6,208,342

		9,070,466

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	86,963	$ 13,923,646
Walgreens Boots Alliance, Inc.	52,229	4,322,472

		18,246,118

Food Products - 0.7%
Mondelez International, Inc., Class A	127,383	5,646,888

Health Care Equipment & Supplies - 0.8%
Hologic, Inc. (A)	90,153	3,616,938
Medtronic PLC	45,212	3,220,451

		6,837,389

Health Care Providers & Services - 1.6%
HCA Holdings, Inc. (A)	59,196	4,381,688
UnitedHealth Group, Inc.	56,828	9,094,753

		13,476,441

Hotels, Restaurants & Leisure - 3.6%
Hilton Worldwide Holdings, Inc.	201,112	5,470,246
Marriott International, Inc., Class A	102,365	8,463,538
Starbucks Corp.	282,976	15,710,828

		29,644,612

Household Durables - 0.6%
Mohawk Industries, Inc. (A)	23,250	4,642,560

Household Products - 0.7%
Colgate-Palmolive Co.	94,812	6,204,497

Industrial Conglomerates - 0.9%
Honeywell International, Inc.	64,275	7,446,259

Insurance - 0.5%
Allstate Corp.	58,645	4,346,767

Internet & Direct Marketing Retail - 7.3%
Amazon.com, Inc. (A)	49,284	36,956,593
Expedia, Inc.	17,130	1,940,486
Netflix, Inc. (A)	111,251	13,772,874
Priceline Group, Inc. (A)	5,230	7,667,494

		60,337,447

Internet Software & Services - 12.3%
Alibaba Group Holding, Ltd., ADR (A)	137,269	12,053,591
Alphabet, Inc., Class A (A)	32,480	25,738,776
Alphabet, Inc., Class C (A)	25,802	19,914,500
eBay, Inc. (A)	90,100	2,675,069
Facebook, Inc., Class A (A)	227,555	26,180,203
GoDaddy, Inc., Class A (A) (B)	98,811	3,453,444
Tencent Holdings, Ltd.	447,305	10,942,518

		100,958,101

IT Services - 6.2%
Accenture PLC, Class A	38,629	4,524,615
FleetCor Technologies, Inc. (A)	34,421	4,871,260
Global Payments, Inc.	53,397	3,706,286
MasterCard, Inc., Class A	205,571	21,225,206
PayPal Holdings, Inc. (A)	94,148	3,716,021
Visa, Inc., Class A	165,156	12,885,471

		50,928,859

Life Sciences Tools & Services - 1.0%
Illumina, Inc. (A)	21,178	2,711,631
Thermo Fisher Scientific, Inc.	39,061	5,511,507

		8,223,138

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Machinery - 2.1%
Illinois Tool Works, Inc., Class A	32,411	$ 3,969,051
Middleby Corp. (A)	35,813	4,613,073
Parker-Hannifin Corp.	28,571	3,999,940
Snap-on, Inc.	27,033	4,629,942

		17,212,006

Media - 2.5%
Charter Communications, Inc., Class A (A)	16,421	4,727,934
Comcast Corp., Class A	158,758	10,962,240
Time Warner, Inc.	50,446	4,869,553

		20,559,727

Multiline Retail - 0.5%
Dollar Tree, Inc. (A)	59,333	4,579,321

Oil, Gas & Consumable Fuels - 0.9%
Concho Resources, Inc. (A)	39,885	5,288,751
EOG Resources, Inc.	18,749	1,895,524

		7,184,275

Personal Products - 0.7%
Estee Lauder Cos., Inc., Class A	73,266	5,604,116

Pharmaceuticals - 3.6%
Allergan PLC (A)	54,455	11,436,095
Bristol-Myers Squibb Co.	254,116	14,850,539
Eli Lilly & Co.	49,171	3,616,527

		29,903,161

Professional Services - 0.8%
Equifax, Inc.	27,606	3,263,857
Verisk Analytics, Inc., Class A (A)	43,829	3,557,600

		6,821,457

Road & Rail - 0.5%
JB Hunt Transport Services, Inc.	39,620	3,845,913

Semiconductors & Semiconductor Equipment - 4.2%
Analog Devices, Inc., Class A	51,052	3,707,396
Broadcom, Ltd.	29,135	5,150,194
NVIDIA Corp.	100,647	10,743,061
NXP Semiconductors NV (A)	40,074	3,927,653
QUALCOMM, Inc.	172,266	11,231,743

		34,760,047

Software - 8.9%
Adobe Systems, Inc. (A)	130,170	13,401,001
Electronic Arts, Inc. (A)	51,414	4,049,367
Microsoft Corp.	424,394	26,371,843
Mobileye NV (A)	50,622	1,929,711
Red Hat, Inc. (A)	67,864	4,730,121
salesforce.com, Inc. (A)	156,005	10,680,102
ServiceNow, Inc. (A)	31,701	2,356,652
Splunk, Inc. (A)	65,980	3,374,877
Workday, Inc., Class A (A) (B)	100,088	6,614,816

		73,508,490

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 5.8%
Advance Auto Parts, Inc.	30,855	$ 5,218,198
Home Depot, Inc.	34,499	4,625,626
Industria de Diseno Textil SA	255,492	8,721,846
Lowe’s Cos., Inc.	84,081	5,979,841
Michaels Cos., Inc. (A)	97,963	2,003,343
O’Reilly Automotive, Inc. (A)	26,084	7,262,046
TJX Cos., Inc.	152,545	11,460,706
Ulta Salon Cosmetics & Fragrance, Inc. (A)	8,562	2,182,796

		47,454,402

Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	384,110	44,487,620
Western Digital Corp.	32,683	2,220,810

		46,708,430

Textiles, Apparel & Luxury Goods - 2.7%
adidas AG	42,241	6,676,421
NIKE, Inc., Class B	231,190	11,751,388
VF Corp.	72,579	3,872,089

		22,299,898

Tobacco - 1.1%
Altria Group, Inc.	134,752	9,111,930

Total Common Stocks (Cost $647,806,492)		796,242,050

SECURITIES LENDING COLLATERAL - 1.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	13,873,997	13,873,997

Total Securities Lending Collateral (Cost $13,873,997)		13,873,997

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $7,964,615 on 01/03/2017. Collateralized by U.S. Government Obligations, 1.88%, due 08/31/2022, and with a total value of $8,127,068.	$ 7,964,588	7,964,588

Total Repurchase Agreement (Cost $7,964,588)		7,964,588

Total Investments (Cost $669,645,077) (D)		818,080,635
Net Other Assets (Liabilities) - 0.6%		4,987,456

Net Assets - 100.0%		$ 823,068,091

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$769,901,265	$26,340,785	$—	$796,242,050
Securities Lending Collateral	13,873,997	—	—	13,873,997
Repurchase Agreement	—	7,964,588	—	7,964,588

Total Investments	$783,775,262	$34,305,373	$—	$818,080,635

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,584,516. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $672,992,642. Aggregate gross unrealized appreciation and depreciation for all securities is $158,798,330 and $13,710,337, respectively. Net unrealized appreciation for tax purposes is $145,087,993.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 95.2%
Airlines - 1.4%
Alaska Air Group, Inc.	74,100	$ 6,574,893
JetBlue Airways Corp. (A)	256,600	5,752,972

		12,327,865

Auto Components - 0.4%
BorgWarner, Inc.	93,471	3,686,496

Banks - 5.2%
CIT Group, Inc.	205,500	8,770,740
Citizens Financial Group, Inc.	148,336	5,285,212
Fifth Third Bancorp	233,971	6,310,198
First Republic Bank, Class A	48,906	4,506,199
Huntington Bancshares, Inc., Class A	245,105	3,240,288
Investors Bancorp, Inc.	102,247	1,426,346
M&T Bank Corp.	47,080	7,364,724
SunTrust Banks, Inc.	111,240	6,101,514
Zions Bancorporation	42,640	1,835,225

		44,840,446

Beverages - 1.0%
Constellation Brands, Inc., Class A	23,872	3,659,816
Dr Pepper Snapple Group, Inc.	55,656	5,046,330

		8,706,146

Biotechnology - 0.6%
United Therapeutics Corp. (A)	39,400	5,651,142

Building Products - 0.4%
Fortune Brands Home & Security, Inc.	66,938	3,578,506

Capital Markets - 2.3%
Ameriprise Financial, Inc.	25,710	2,852,267
Invesco, Ltd.	133,222	4,041,956
Northern Trust Corp.	52,248	4,652,684
Raymond James Financial, Inc.	57,326	3,970,972
T. Rowe Price Group, Inc.	63,572	4,784,429

		20,302,308

Chemicals - 0.3%
Sherwin-Williams Co.	9,551	2,566,736

Communications Equipment - 1.9%
ARRIS International PLC (A)	253,000	7,622,890
CommScope Holding Co., Inc. (A)	99,316	3,694,555
EchoStar Corp., Class A (A)	104,824	5,386,906

		16,704,351

Consumer Finance - 0.4%
Ally Financial, Inc.	162,639	3,093,394

Containers & Packaging - 1.7%
Ball Corp.	67,712	5,083,140
Silgan Holdings, Inc.	74,426	3,809,123
WestRock Co.	116,415	5,910,389

		14,802,652

Distributors - 0.4%
Genuine Parts Co.	39,480	3,771,919

Diversified Consumer Services - 0.8%
H&R Block, Inc.	310,500	7,138,395

Diversified Financial Services - 0.3%
Leucadia National Corp.	105,000	2,441,250

Electric Utilities - 6.2%
Alliant Energy Corp.	166,800	6,320,052
Edison International	75,363	5,425,382

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (continued)
FirstEnergy Corp.	428,300	$ 13,264,451
PPL Corp.	406,300	13,834,515
Westar Energy, Inc., Class A	45,844	2,583,309
Xcel Energy, Inc.	309,728	12,605,930

		54,033,639

Electrical Equipment - 1.3%
AMETEK, Inc., Class A	93,055	4,522,473
Hubbell, Inc., Class B	38,624	4,507,421
Regal Beloit Corp.	30,346	2,101,460

		11,131,354

Electronic Equipment, Instruments & Components - 2.9%
Amphenol Corp., Class A	74,409	5,000,285
Arrow Electronics, Inc. (A)	83,313	5,940,217
Avnet, Inc.	138,400	6,589,224
CDW Corp.	77,152	4,018,848
Keysight Technologies, Inc. (A)	109,832	4,016,556

		25,565,130

Energy Equipment & Services - 0.3%
Transocean, Ltd. (A)	188,700	2,781,438

Equity Real Estate Investment Trusts - 6.5%
American Campus Communities, Inc.	43,106	2,145,386
American Homes 4 Rent, Class A	82,773	1,736,578
AvalonBay Communities, Inc.	22,981	4,071,084
Boston Properties, Inc.	30,528	3,839,812
Brixmor Property Group, Inc.	139,004	3,394,478
Communications Sales & Leasing, Inc.	329,600	8,375,136
Crown Castle International Corp.	65,800	5,709,466
Essex Property Trust, Inc.	9,257	2,152,252
Gaming and Leisure Properties, Inc.	75,600	2,314,872
General Growth Properties, Inc.	73,291	1,830,809
HCP, Inc.	26,452	786,153
Kimco Realty Corp.	152,000	3,824,320
Outfront Media, Inc.	107,858	2,682,428
Rayonier, Inc.	100,031	2,660,825
Regency Centers Corp.	37,574	2,590,727
Vornado Realty Trust, Class A	45,384	4,736,728
Weyerhaeuser Co.	88,484	2,662,484
WP Carey, Inc.	19,249	1,137,423

		56,650,961

Food & Staples Retailing - 2.3%
Casey’s General Stores, Inc.	36,700	4,362,896
Kroger Co.	160,299	5,531,919
Rite Aid Corp. (A)	142,559	1,174,686
Whole Foods Market, Inc.	304,000	9,351,040

		20,420,541

Food Products - 1.1%
Kellogg Co.	92,400	6,810,804
TreeHouse Foods, Inc. (A) (B)	37,206	2,685,901

		9,496,705

Gas Utilities - 0.5%
National Fuel Gas Co. (B)	71,630	4,057,123

Health Care Equipment & Supplies - 0.9%
DENTSPLY SIRONA, Inc.	132,309	7,638,199

Health Care Providers & Services - 6.2%
AmerisourceBergen Corp., Class A	183,953	14,383,285

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Cardinal Health, Inc.	135,668	$ 9,764,026
Cigna Corp.	26,191	3,493,618
Henry Schein, Inc. (A)	23,944	3,632,544
Humana, Inc., Class A	22,576	4,606,181
Laboratory Corp. of America Holdings (A)	68,500	8,794,030
MEDNAX, Inc. (A)	97,500	6,499,350
Universal Health Services, Inc., Class B	26,551	2,824,495

		53,997,529

Hotels, Restaurants & Leisure - 0.8%
Hilton Worldwide Holdings, Inc.	200,426	5,451,587
Marriott International, Inc., Class A	15,806	1,306,840

		6,758,427

Household Durables - 1.5%
Mohawk Industries, Inc. (A)	36,647	7,317,673
Newell Brands, Inc.	120,685	5,388,585

		12,706,258

Household Products - 0.2%
Energizer Holdings, Inc.	39,400	1,757,634

Independent Power & Renewable Electricity Producers - 0.6%
AES Corp.	480,200	5,579,924

Industrial Conglomerates - 0.6%
Carlisle Cos., Inc.	45,241	4,989,630

Insurance - 11.0%
Alleghany Corp. (A)	19,425	11,812,731
Allstate Corp.	90,500	6,707,860
Chubb, Ltd.	16,713	2,208,122
Fairfax Financial Holdings, Ltd.	13,900	6,765,130
FNF Group	340,800	11,573,568
Hartford Financial Services Group, Inc.	113,679	5,416,804
Loews Corp.	312,420	14,630,629
Markel Corp. (A)	2,400	2,170,800
Marsh & McLennan Cos., Inc.	70,069	4,735,964
Progressive Corp.	310,805	11,033,577
Unum Group	72,522	3,185,891
Willis Towers Watson PLC	72,747	8,895,503
WR Berkley Corp.	27,433	1,824,569
XL Group, Ltd.	128,823	4,799,945

		95,761,093

Internet & Direct Marketing Retail - 1.7%
Expedia, Inc.	48,985	5,549,021
Liberty Expedia Holdings, Inc., Class A (A)	130,545	5,178,720
Liberty Ventures, Series A (A)	120,560	4,445,047

		15,172,788

Internet Software & Services - 0.2%
Match Group, Inc. (A) (B)	79,398	1,357,706

IT Services - 1.6%
Amdocs, Ltd.	72,300	4,211,475
Jack Henry & Associates, Inc.	59,677	5,298,124
Western Union Co. (B)	201,800	4,383,096

		13,892,695

Life Sciences Tools & Services - 0.5%
Bio-Rad Laboratories, Inc., Class A (A)	24,844	4,528,564

Machinery - 1.4%
IDEX Corp.	50,699	4,565,952
Rexnord Corp. (A)	123,758	2,424,419

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Snap-on, Inc.	30,325	$ 5,193,763

		12,184,134

Media - 6.4%
AMC Networks, Inc., Class A (A)	194,375	10,173,588
CBS Corp., Class B	52,823	3,360,599
Discovery Communications, Inc., Class C (A)	230,600	6,175,468
DISH Network Corp., Class A (A)	117,563	6,810,425
Liberty Media Corp. - Liberty Braves, Class C (A)	58,455	1,203,588
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	233,000	7,903,360
Madison Square Garden Co., Class A (A)	41,933	7,191,929
MSG Networks, Inc., Class A (A)	149,200	3,207,800
News Corp., Class A	405,500	4,647,030
News Corp., Class B	264,700	3,123,460
TEGNA, Inc.	74,898	1,602,068

		55,399,315

Mortgage Real Estate Investment Trusts - 1.4%
Annaly Capital Management, Inc.	1,247,100	12,433,587

Multi-Utilities - 4.3%
CenterPoint Energy, Inc.	175,561	4,325,823
CMS Energy Corp.	257,418	10,713,737
SCANA Corp.	90,300	6,617,184
Sempra Energy	50,081	5,040,152
WEC Energy Group, Inc.	183,702	10,774,122

		37,471,018

Multiline Retail - 0.9%
Kohl’s Corp.	87,931	4,342,033
Nordstrom, Inc.	69,042	3,309,183

		7,651,216

Oil, Gas & Consumable Fuels - 4.4%
Antero Resources Corp. (A)	228,000	5,392,200
Energen Corp. (A)	163,389	9,422,644
EQT Corp.	131,869	8,624,233
Marathon Petroleum Corp.	45,600	2,295,960
PBF Energy, Inc., Class A	138,947	3,873,842
Range Resources Corp.	136,100	4,676,396
Southwestern Energy Co. (A)	187,239	2,025,926
Valero Energy Corp.	32,700	2,234,064

		38,545,265

Personal Products - 0.8%
Coty, Inc., Class A	192,104	3,517,424
Edgewell Personal Care Co. (A)	46,274	3,377,540

		6,894,964

Real Estate Management & Development - 0.6%
CBRE Group, Inc., Class A (A)	155,543	4,898,049

Semiconductors & Semiconductor Equipment - 1.9%
Analog Devices, Inc., Class A	39,924	2,899,281
First Solar, Inc. (A) (B)	152,700	4,900,143
KLA-Tencor Corp.	81,772	6,433,821
Lam Research Corp.	21,800	2,304,914

		16,538,159

Software - 3.0%
CA, Inc.	102,600	3,259,602
Citrix Systems, Inc. (A)	36,900	3,295,539

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Dell Technologies, Inc., Class V (A)	154,200	$ 8,476,374
Synopsys, Inc. (A)	192,105	11,307,300

		26,338,815

Specialty Retail - 2.6%
AutoZone, Inc. (A)	5,146	4,064,260
Bed Bath & Beyond, Inc.	213,258	8,666,805
Best Buy Co., Inc.	65,400	2,790,618
Gap, Inc., Class A	128,196	2,876,718
Tiffany & Co. (B)	54,361	4,209,172

		22,607,573

Technology Hardware, Storage & Peripherals - 1.2%
NetApp, Inc.	173,812	6,130,349
Western Digital Corp.	65,650	4,460,918

		10,591,267

Textiles, Apparel & Luxury Goods - 1.8%
Fossil Group, Inc. (A) (B)	176,300	4,559,118
Michael Kors Holdings, Ltd. (A)	131,400	5,647,572
PVH Corp.	39,724	3,584,694
Ralph Lauren Corp., Class A	18,202	1,644,004

		15,435,388

Trading Companies & Distributors - 0.5%
MSC Industrial Direct Co., Inc., Class A	46,826	4,326,254

Total Common Stocks (Cost $693,540,260)		829,203,948

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	20,756,987	$ 20,756,987

Total Securities Lending Collateral (Cost $20,756,987)		20,756,987

	Principal	Value
REPURCHASE AGREEMENT - 4.6%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $40,302,746 on 01/03/2017. Collateralized by U.S. Government Obligations, 1.75% - 1.88%, due 09/30/2022 - 10/31/2022, and with a total value of $41,112,927.	$ 40,302,611	40,302,611

Total Repurchase Agreement (Cost $40,302,611)		40,302,611

Total Investments (Cost $754,599,858) (D)		890,263,546
Net Other Assets (Liabilities) - (2.2)%		(19,562,938)

Net Assets - 100.0%		$ 870,700,608

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$829,203,948	$—	$—	$829,203,948
Securities Lending Collateral	20,756,987	—	—	20,756,987
Repurchase Agreement	—	40,302,611	—	40,302,611

Total Investments	$849,960,935	$40,302,611	$—	$890,263,546

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,304,333. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $765,624,222. Aggregate gross unrealized appreciation and depreciation for all securities is $144,335,799 and $19,696,475, respectively. Net unrealized appreciation for tax purposes is $124,639,324.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 99.8%
Aerospace & Defense - 3.1%
Spirit Aerosystems Holdings, Inc., Class A	54,369	$ 3,172,431

Airlines - 2.8%
JetBlue Airways Corp. (A)	126,651	2,839,515

Auto Components - 2.5%
Delphi Automotive PLC, Class A	38,055	2,563,004

Banks - 6.6%
CIT Group, Inc.	101,336	4,325,020
FNB Corp.	144,464	2,315,758

		6,640,778

Biotechnology - 2.9%
BioMarin Pharmaceutical, Inc. (A)	35,578	2,947,282

Chemicals - 3.8%
Eastman Chemical Co.	32,088	2,413,338
Olin Corp.	55,257	1,415,132

		3,828,470

Communications Equipment - 3.2%
F5 Networks, Inc., Class B (A)	9,468	1,370,209
Motorola Solutions, Inc.	22,577	1,871,408

		3,241,617

Construction Materials - 1.8%
Eagle Materials, Inc.	18,918	1,863,991

Consumer Finance - 6.2%
Ally Financial, Inc.	159,463	3,032,986
Discover Financial Services	44,276	3,191,857

		6,224,843

Diversified Telecommunication Services - 3.4%
Level 3 Communications, Inc. (A)	60,986	3,437,171

Food Products - 2.0%
TreeHouse Foods, Inc. (A)	28,248	2,039,223

Health Care Equipment & Supplies - 3.7%
Align Technology, Inc. (A)	17,258	1,659,011
Boston Scientific Corp. (A)	93,752	2,027,856

		3,686,867

Health Care Providers & Services - 6.9%
Cardinal Health, Inc.	33,810	2,433,306
Laboratory Corp. of America Holdings (A)	19,229	2,468,619
Universal Health Services, Inc., Class B	19,210	2,043,560

		6,945,485

Hotels, Restaurants & Leisure - 3.1%
Wyndham Worldwide Corp.	40,821	3,117,500

Household Durables - 1.8%
Whirlpool Corp.	10,195	1,853,145

Insurance - 2.1%
Hartford Financial Services Group, Inc.	44,797	2,134,577

Internet Software & Services - 3.3%
IAC/InterActiveCorp (A)	51,193	3,316,794

	Shares	Value
COMMON STOCKS (continued)
IT Services - 2.6%
Sabre Corp.	103,307	$ 2,577,510

Life Sciences Tools & Services - 1.8%
Bio-Techne Corp.	17,381	1,787,288

Machinery - 2.1%
Ingersoll-Rand PLC	28,412	2,132,036

Media - 2.4%
Cinemark Holdings, Inc.	62,748	2,407,013

Oil, Gas & Consumable Fuels - 4.2%
Cheniere Energy, Inc. (A)	64,045	2,653,384
Rice Energy, Inc. (A)	72,888	1,556,159

		4,209,543

Pharmaceuticals - 5.0%
Mylan NV (A)	84,061	3,206,927
Perrigo Co. PLC	22,529	1,875,089

		5,082,016

Road & Rail - 2.0%
Ryder System, Inc., Class A	27,129	2,019,483

Semiconductors & Semiconductor Equipment - 9.0%
Micron Technology, Inc. (A)	143,442	3,144,249
NXP Semiconductors NV (A)	36,651	3,592,164
Skyworks Solutions, Inc.	31,469	2,349,476

		9,085,889

Software - 3.6%
Fortinet, Inc. (A)	70,283	2,116,924
Workday, Inc., Class A (A)	23,429	1,548,423

		3,665,347

Specialty Retail - 4.3%
Signet Jewelers, Ltd.	26,885	2,534,180
Williams-Sonoma, Inc., Class A (B)	37,600	1,819,464

		4,353,644

Trading Companies & Distributors - 3.6%
Air Lease Corp., Class A	106,042	3,640,422

Total Common Stocks (Cost $93,373,995)		100,812,884

SECURITIES LENDING COLLATERAL - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	1,861,200	1,861,200

Total Securities Lending Collateral (Cost $1,861,200)		1,861,200

Total Investments (Cost $95,235,195) (D)		102,674,084
Net Other Assets (Liabilities) - (1.7)%		(1,699,681)

Net Assets - 100.0%		$ 100,974,403

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$100,812,884	$—	$—	$100,812,884
Securities Lending Collateral	1,861,200	—	—	1,861,200

Total Investments	$102,674,084	$—	$—	$102,674,084

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $1,819,464. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $95,767,558. Aggregate gross unrealized appreciation and depreciation for all securities is $9,566,961 and $2,660,435, respectively. Net unrealized appreciation for tax purposes is $6,906,526.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 96.4%
Airlines - 1.1%
Hawaiian Holdings, Inc. (A)	13,710	$ 781,470

Auto Components - 2.6%
Fox Factory Holding Corp. (A)	33,600	932,400
Tenneco, Inc. (A)	14,540	908,314

		1,840,714

Banks - 17.9%
1st Source Corp.	14,385	642,434
Associated Banc-Corp.	42,865	1,058,765
Banc of California, Inc.	53,890	934,992
Berkshire Hills Bancorp, Inc.	27,290	1,005,637
Cathay General Bancorp	24,260	922,608
Customers Bancorp, Inc. (A)	37,125	1,329,817
Enterprise Financial Services Corp.	15,270	656,610
FB Financial Corp. (A)	21,831	566,514
First Citizens BancShares, Inc., Class A	2,770	983,350
First Merchants Corp.	21,590	812,864
Hanmi Financial Corp., Class B	35,855	1,251,339
Popular, Inc.	26,645	1,167,584
Preferred Bank	11,960	626,943
TriCo Bancshares	19,933	681,310

		12,640,767

Biotechnology - 0.7%
Retrophin, Inc. (A) (B)	27,920	528,526

Building Products - 0.9%
Griffon Corp.	25,025	655,655

Capital Markets - 5.2%
Donnelley Financial Solutions, Inc. (A)	49,370	1,134,523
Evercore Partners, Inc., Class A	15,745	1,081,681
KCG Holdings, Inc., Class A (A)	47,770	632,953
Piper Jaffray Cos. (A)	11,180	810,550

		3,659,707

Chemicals - 1.2%
Rayonier Advanced Materials, Inc. (B)	54,100	836,386

Commercial Services & Supplies - 1.2%
Multi-Color Corp.	11,360	881,536

Construction & Engineering - 1.5%
EMCOR Group, Inc.	14,910	1,055,032

Construction Materials - 1.3%
US Concrete, Inc. (A) (B)	14,440	945,820

Containers & Packaging - 1.3%
Owens-Illinois, Inc. (A)	52,285	910,282

Electric Utilities - 1.0%
Spark Energy, Inc., Class A (B)	23,450	710,535

Electronic Equipment, Instruments & Components - 6.2%
ePlus, Inc.	9,794	1,128,269
Orbotech, Ltd. (A)	36,730	1,227,149
Sanmina Corp. (A)	23,390	857,243
Vishay Intertechnology, Inc.	73,250	1,186,650

		4,399,311

Energy Equipment & Services - 2.1%
Dril-Quip, Inc., Class A (A) (B)	10,345	621,217
Rowan Cos. PLC, Class A	44,245	835,788

		1,457,005

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 9.9%
CareTrust REIT, Inc.	65,005	$ 995,877
DCT Industrial Trust, Inc.	24,155	1,156,541
DuPont Fabros Technology, Inc. (B)	12,110	531,992
First Industrial Realty Trust, Inc.	34,695	973,195
Lexington Realty Trust	106,580	1,151,064
Summit Hotel Properties, Inc.	64,980	1,041,629
Xenia Hotels & Resorts, Inc.	58,305	1,132,283

		6,982,581

Gas Utilities - 2.4%
ONE Gas, Inc.	11,352	726,074
Southwest Gas Corp.	12,795	980,353

		1,706,427

Health Care Providers & Services - 1.4%
HealthSouth Corp.	23,485	968,521

Hotels, Restaurants & Leisure - 2.4%
Bloomin’ Brands, Inc.	44,380	800,171
Ruth’s Hospitality Group, Inc.	47,425	867,878

		1,668,049

Household Products - 1.4%
Central Garden & Pet Co., Class A (A)	32,244	996,340

Insurance - 4.5%
CNO Financial Group, Inc.	64,790	1,240,728
Employers Holdings, Inc.	18,606	736,798
Federated National Holding Co.	26,890	502,574
Selective Insurance Group, Inc.	16,618	715,405

		3,195,505

IT Services - 2.1%
Convergys Corp.	32,345	794,393
CoreLogic, Inc. (A)	19,002	699,844

		1,494,237

Leisure Products - 1.3%
Nautilus, Inc., Class A (A)	48,433	896,010

Life Sciences Tools & Services - 1.5%
INC Research Holdings, Inc., Class A (A)	19,635	1,032,801

Machinery - 5.5%
Greenbrier Cos., Inc. (B)	25,020	1,039,581
Harsco Corp.	61,480	836,128
Timken Co.	23,990	952,403
Wabash National Corp. (A) (B)	68,185	1,078,687

		3,906,799

Media - 1.0%
AMC Entertainment Holdings, Inc., Class A	20,940	704,631

Metals & Mining - 1.0%
AK Steel Holding Corp. (A)	72,450	739,714

Multi-Utilities - 1.4%
Black Hills Corp. (B)	16,045	984,200

Multiline Retail - 1.2%
Big Lots, Inc. (B)	17,105	858,842

Oil, Gas & Consumable Fuels - 0.6%
Western Refining, Inc.	10,829	409,878

Paper & Forest Products - 0.2%
Neenah Paper, Inc.	1,359	115,787

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 1.0%
Prestige Brands Holdings, Inc. (A)	13,500	$ 703,350

Road & Rail - 1.5%
Swift Transportation Co., Class A (A) (B)	43,950	1,070,622

Semiconductors & Semiconductor Equipment - 2.6%
Cirrus Logic, Inc. (A)	14,590	824,919
Rudolph Technologies, Inc. (A)	43,752	1,021,609

		1,846,528

Specialty Retail - 0.9%
Urban Outfitters, Inc. (A)	21,365	608,475

Thrifts & Mortgage Finance - 6.9%
Dime Community Bancshares, Inc.	32,985	662,999
First Defiance Financial Corp., Class A	14,523	736,897
HomeStreet, Inc.	33,850	1,069,660
MGIC Investment Corp. (A)	108,280	1,103,373
Washington Federal, Inc.	38,820	1,333,467

		4,906,396

Trading Companies & Distributors - 1.5%
MRC Global, Inc. (A)	50,495	1,023,029

Total Common Stocks (Cost $56,156,219)		68,121,468

MASTER LIMITED PARTNERSHIPS - 1.9%
Energy Equipment & Services - 0.9%
Archrock Partners, LP	39,940	640,638

	Shares	Value
MASTER LIMITED PARTNERSHIPS (continued)
Oil, Gas & Consumable Fuels - 1.0%
Tallgrass Energy Partners, LP	14,685	$ 696,803

Total Master Limited Partnerships (Cost $1,166,668)		1,337,441

SECURITIES LENDING COLLATERAL - 8.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	6,273,175	6,273,175

Total Securities Lending Collateral (Cost $6,273,175)		6,273,175

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $572,517 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $587,501.	$ 572,515	572,515

Total Repurchase Agreement (Cost $572,515)		572,515

Total Investments (Cost $64,168,577) (D)		76,304,599
Net Other Assets (Liabilities) - (8.0)%		(5,669,072)

Net Assets - 100.0%		$ 70,635,527

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$68,121,468	$—	$—	$68,121,468
Master Limited Partnerships	1,337,441	—	—	1,337,441
Securities Lending Collateral	6,273,175	—	—	6,273,175
Repurchase Agreement	—	572,515	—	572,515

Total Investments	$75,732,084	$572,515	$—	$76,304,599

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,125,428. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $64,239,806. Aggregate gross unrealized appreciation and depreciation for all securities is $12,357,565 and $292,772, respectively. Net unrealized appreciation for tax purposes is $12,064,793.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 98.1%
Aerospace & Defense - 0.6%
Ducommun, Inc. (A)	21,540	$ 550,562
Wesco Aircraft Holdings, Inc. (A)	61,070	912,997

		1,463,559

Auto Components - 1.8%
Cooper-Standard Holdings, Inc. (A)	8,590	888,034
Dana, Inc.	48,785	925,940
Stoneridge, Inc. (A)	46,180	816,924
Superior Industries International, Inc.	32,560	857,956
Tower International, Inc.	34,380	974,673

		4,463,527

Banks - 5.6%
Bank of the Ozarks, Inc.	20,055	1,054,692
Banner Corp.	15,865	885,426
Columbia Banking System, Inc.	20,640	922,195
Enterprise Financial Services Corp.	21,300	915,900
First Busey Corp.	25,500	784,890
First Interstate BancSystem, Inc., Class A	20,265	862,276
First Merchants Corp.	26,440	995,466
First Midwest Bancorp, Inc.	34,435	868,795
Heartland Financial USA, Inc.	18,360	881,280
Heritage Financial Corp.	26,905	692,804
LegacyTexas Financial Group, Inc.	21,310	917,609
MB Financial, Inc.	18,770	886,507
Old National Bancorp	48,130	873,560
Preferred Bank	17,070	894,809
S&T Bancorp, Inc.	23,585	920,758
Sandy Spring Bancorp, Inc.	20,320	812,597

		14,169,564

Biotechnology - 1.7%
AMAG Pharmaceuticals, Inc. (A) (B)	25,125	874,350
Emergent BioSolutions, Inc. (A)	26,135	858,273
Myriad Genetics, Inc. (A) (B)	48,755	812,746
PDL BioPharma, Inc.	345,370	732,184
United Therapeutics Corp. (A) (B)	6,785	973,173

		4,250,726

Capital Markets - 0.3%
Legg Mason, Inc.	26,230	784,539

Chemicals - 2.0%
A. Schulman, Inc.	25,360	848,292
Cabot Corp.	15,795	798,279
Huntsman Corp.	48,290	921,373
Innophos Holdings, Inc.	15,555	812,904
Minerals Technologies, Inc.	10,210	788,723
Stepan Co.	11,210	913,391

		5,082,962

Commercial Services & Supplies - 3.9%
ABM Industries, Inc.	18,630	760,849
ACCO Brands Corp. (A)	64,740	844,857
Brady Corp., Class A	23,510	882,801
CECO Environmental Corp.	55,555	774,992
Ennis, Inc.	36,515	633,535
Essendant, Inc.	42,275	883,547
Herman Miller, Inc.	24,275	830,205
Knoll, Inc.	30,660	856,334
Pitney Bowes, Inc.	55,695	846,007
Quad/Graphics, Inc.	31,520	847,258

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Steelcase, Inc., Class A	51,430	$ 920,597
Tetra Tech, Inc.	18,955	817,908

		9,898,890

Communications Equipment - 1.6%
Digi International, Inc. (A)	48,910	672,513
Extreme Networks, Inc. (A)	161,755	813,628
Ixia (A)	56,085	902,968
NETGEAR, Inc. (A)	15,185	825,305
Plantronics, Inc.	15,495	848,506

		4,062,920

Construction & Engineering - 2.4%
AECOM (A)	22,325	811,737
Aegion Corp., Class A (A)	33,555	795,254
Chicago Bridge & Iron Co. NV, Class Y	25,150	798,513
EMCOR Group, Inc.	11,690	827,184
MYR Group, Inc. (A)	22,755	857,408
Quanta Services, Inc. (A)	28,725	1,001,066
Tutor Perini Corp. (A)	30,515	854,420

		5,945,582

Consumer Finance - 1.2%
EZCORP, Inc., Class A (A)	76,365	813,287
Green Dot Corp., Class A (A)	34,110	803,291
Navient Corp.	47,195	775,414
Nelnet, Inc., Class A	14,195	720,396

		3,112,388

Containers & Packaging - 1.0%
Greif, Inc., Class A	15,195	779,655
Owens-Illinois, Inc. (A)	44,570	775,964
Sonoco Products Co.	15,985	842,410

		2,398,029

Diversified Consumer Services - 2.0%
American Public Education, Inc. (A)	28,075	689,241
Capella Education Co.	9,608	843,583
DeVry Education Group, Inc.	27,840	868,608
K12, Inc. (A)	51,732	887,721
Regis Corp. (A)	53,455	776,167
Strayer Education, Inc. (A)	11,199	902,975

		4,968,295

Diversified Telecommunication Services - 0.9%
Cogent Communications Holdings, Inc.	23,370	966,349
Consolidated Communications Holdings, Inc. (B)	27,830	747,236
IDT Corp., Class B	31,880	591,055

		2,304,640

Electric Utilities - 1.0%
ALLETE, Inc.	13,340	856,295
Hawaiian Electric Industries, Inc.	26,315	870,237
Portland General Electric Co.	19,040	825,003

		2,551,535

Electrical Equipment - 0.6%
General Cable Corp.	43,675	832,009
Regal Beloit Corp.	11,430	791,527

		1,623,536

Electronic Equipment, Instruments & Components - 5.5%
Anixter International, Inc. (A)	10,415	844,136

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
AVX Corp.	42,835	$ 669,511
Benchmark Electronics, Inc. (A)	31,965	974,932
Celestica, Inc. (A)	67,435	799,105
Insight Enterprises, Inc. (A)	24,740	1,000,486
Itron, Inc. (A)	12,755	801,652
Methode Electronics, Inc.	23,185	958,700
Orbotech, Ltd. (A)	25,500	851,955
PCM, Inc. (A)	38,140	858,150
Plexus Corp. (A)	16,205	875,718
Rogers Corp. (A)	11,040	847,982
Sanmina Corp. (A)	24,900	912,585
ScanSource, Inc. (A)	22,215	896,375
Tech Data Corp. (A)	10,245	867,547
TTM Technologies, Inc. (A)	59,899	816,423
Vishay Intertechnology, Inc.	57,790	936,198

		13,911,455

Energy Equipment & Services - 3.8%
Diamond Offshore Drilling, Inc. (A)	47,610	842,697
Ensco PLC, Class A	96,690	939,827
McDermott International, Inc. (A) (B)	126,990	938,456
Nabors Industries, Ltd.	62,910	1,031,724
Noble Corp. PLC	135,145	800,058
Oceaneering International, Inc.	31,770	896,232
Precision Drilling Corp. (A)	177,690	968,410
Rowan Cos. PLC, Class A (A)	54,810	1,035,361
Transocean, Ltd. (A) (B)	79,690	1,174,631
Unit Corp. (A)	39,345	1,057,200

		9,684,596

Equity Real Estate Investment Trusts - 6.9%
Care Capital Properties, Inc.	35,215	880,375
CBL & Associates Properties, Inc.	69,540	799,710
Chatham Lodging Trust	42,955	882,725
Chesapeake Lodging Trust	33,235	859,457
DiamondRock Hospitality Co.	82,190	947,651
Government Properties Income Trust (B)	44,065	840,099
Hersha Hospitality Trust, Class A	41,740	897,410
LaSalle Hotel Properties	30,890	941,218
Lexington Realty Trust	80,255	866,754
Medical Properties Trust, Inc.	67,880	834,924
National Health Investors, Inc.	10,580	784,719
Pebblebrook Hotel Trust (B)	28,630	851,743
Piedmont Office Realty Trust, Inc., Class A	42,395	886,480
RLJ Lodging Trust	35,300	864,497
Sabra Healthcare REIT, Inc.	38,320	935,774
Select Income REIT	32,640	822,528
Senior Housing Properties Trust	45,680	864,722
Summit Hotel Properties, Inc.	60,545	970,536
Whitestone REIT	44,100	634,158
Xenia Hotels & Resorts, Inc.	52,035	1,010,520

		17,376,000

Food & Staples Retailing - 1.0%
SpartanNash Co.	24,580	971,893
United Natural Foods, Inc. (A)	17,050	813,626
Village Super Market, Inc., Class A	23,645	730,631

		2,516,150

	Shares	Value
COMMON STOCKS (continued)
Food Products - 1.0%
Fresh Del Monte Produce, Inc.	13,475	$ 816,989
Lancaster Colony Corp.	6,060	856,824
Sanderson Farms, Inc. (B)	10,250	965,960

		2,639,773

Gas Utilities - 0.3%
Southwest Gas Corp.	11,165	855,462

Health Care Equipment & Supplies - 4.2%
Analogic Corp.	9,465	785,122
AngioDynamics, Inc. (A)	47,270	797,445
Haemonetics Corp. (A)	20,850	838,170
Halyard Health, Inc. (A)	22,485	831,495
Hill-Rom Holdings, Inc.	15,055	845,188
ICU Medical, Inc., Class B (A)	5,345	787,586
LeMaitre Vascular, Inc.	32,775	830,518
Masimo Corp. (A)	13,750	926,750
Meridian Bioscience, Inc.	48,700	861,990
Natus Medical, Inc. (A)	20,700	720,360
OraSure Technologies, Inc. (A)	100,880	885,726
Orthofix International NV, Series B (A)	21,790	788,362
Surmodics, Inc. (A)	24,635	625,729

		10,524,441

Health Care Providers & Services - 7.5%
Aceto Corp.	44,085	968,547
Addus HomeCare Corp. (A)	24,605	862,405
Amedisys, Inc. (A)	20,485	873,276
BioTelemetry, Inc. (A)	42,220	943,617
Chemed Corp.	5,932	951,552
Community Health Systems, Inc. (A) (B)	152,015	849,764
Cross Country Healthcare, Inc. (A)	55,250	862,453
HealthSouth Corp.	20,190	832,636
Kindred Healthcare, Inc.	126,020	989,257
Landauer, Inc.	11,730	564,213
LHC Group, Inc. (A)	18,920	864,644
LifePoint Health, Inc. (A)	13,550	769,640
Magellan Health, Inc. (A)	11,470	863,118
Molina Healthcare, Inc. (A)	14,220	771,577
Owens & Minor, Inc.	25,250	891,072
Patterson Cos., Inc. (B)	21,275	872,913
PharMerica Corp. (A)	34,610	870,441
Tenet Healthcare Corp. (A)	53,565	794,905
Triple-S Management Corp., Class B (A)	25,922	536,585
Universal American Corp. (A)	61,345	610,383
US Physical Therapy, Inc.	12,900	905,580
VCA, Inc. (A)	12,175	835,814
WellCare Health Plans, Inc. (A)	6,165	845,098

		19,129,490

Health Care Technology - 0.9%
Allscripts Healthcare Solutions, Inc. (A)	73,240	747,781
HMS Holdings Corp. (A)	44,595	809,845
Quality Systems, Inc. (A)	61,175	804,451

		2,362,077

Hotels, Restaurants & Leisure - 0.9%
Arcos Dorados Holdings, Inc., Class A (A)	105,765	571,131
Brinker International, Inc. (B)	16,500	817,245
Cheesecake Factory, Inc.	15,570	932,332

		2,320,708

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 1.1%
Ethan Allen Interiors, Inc.	24,975	$ 920,329
iRobot Corp. (A)	14,800	865,060
La-Z-Boy, Inc.	30,070	933,673

		2,719,062

Household Products - 0.7%
Central Garden & Pet Co. (A)	25,260	835,853
Central Garden & Pet Co., Class A (A)	31,590	976,131

		1,811,984

Independent Power & Renewable Electricity Producers - 0.4%
NRG Energy, Inc.	71,735	879,471

Insurance - 2.7%
Aspen Insurance Holdings, Ltd.	16,850	926,750
Employers Holdings, Inc.	22,835	904,266
First American Financial Corp.	20,130	737,362
Genworth Financial, Inc., Class A (A)	194,220	739,978
Hanover Insurance Group, Inc.	10,320	939,223
Old Republic International Corp.	42,970	816,430
RenaissanceRe Holdings, Ltd.	6,585	897,009
Safety Insurance Group, Inc.	11,635	857,499

		6,818,517

Internet Software & Services - 0.9%
Bankrate, Inc., Class A (A)	77,505	856,430
Blucora, Inc. (A)	56,925	839,644
DHI Group, Inc. (A)	96,605	603,781

		2,299,855

IT Services - 2.5%
Cardtronics PLC, Class A (A)	16,145	881,033
Convergys Corp.	31,685	778,183
CSG Systems International, Inc.	19,593	948,301
Hackett Group, Inc.	35,165	621,014
ManTech International Corp., Class A	18,525	782,681
Perficient, Inc. (A)	40,625	710,531
Sykes Enterprises, Inc. (A)	28,938	835,151
Teradata Corp. (A) (B)	27,010	733,862

		6,290,756

Leisure Products - 0.4%
Brunswick Corp., Class B	16,735	912,727

Life Sciences Tools & Services - 2.0%
Bruker Corp.	39,580	838,304
Cambrex Corp. (A)	16,810	906,900
Charles River Laboratories International, Inc. (A)	11,535	878,852
ICON PLC (A)	11,030	829,456
Luminex Corp. (A)	37,975	768,234
PAREXEL International Corp. (A)	14,150	929,938

		5,151,684

Machinery - 1.1%
Harsco Corp.	62,535	850,476
Timken Co.	23,220	921,834
Wabash National Corp. (A) (B)	58,545	926,182

		2,698,492

Media - 0.4%
Meredith Corp.	15,285	904,108

Metals & Mining - 1.6%
Commercial Metals Co.	37,100	808,038

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Kaiser Aluminum Corp.	10,240	$ 795,546
Kinross Gold Corp. (A)	260,390	809,813
Schnitzer Steel Industries, Inc., Class A	28,610	735,277
SunCoke Energy, Inc. (A)	71,160	806,954

		3,955,628

Mortgage Real Estate Investment Trusts - 3.1%
AG Mortgage Investment Trust, Inc.	47,330	809,816
Anworth Mortgage Asset Corp.	168,805	872,722
ARMOUR Residential REIT, Inc. (B)	36,765	797,433
Blackstone Mortgage Trust, Inc., Class A	29,260	879,848
Capstead Mortgage Corp.	78,500	799,915
Dynex Capital, Inc.	78,480	535,234
Invesco Mortgage Capital, Inc.	54,135	790,371
MFA Financial, Inc.	110,835	845,671
MTGE Investment Corp.	49,875	783,037
New York Mortgage Trust, Inc.	124,315	820,479

		7,934,526

Multi-Utilities - 0.6%
Avista Corp.	19,715	788,403
MDU Resources Group, Inc.	29,025	835,049

		1,623,452

Multiline Retail - 0.6%
Big Lots, Inc. (B)	16,730	840,013
Dillard’s, Inc., Class A	12,140	761,057

		1,601,070

Oil, Gas & Consumable Fuels - 2.9%
Aegean Marine Petroleum Network, Inc.	68,430	694,565
Bill Barrett Corp. (A)	111,850	781,831
CONSOL Energy, Inc.	41,090	749,071
Cosan, Ltd., Class A	102,175	767,334
Denbury Resources, Inc. (A) (B)	269,845	993,030
Pacific Ethanol, Inc. (A)	99,450	944,775
Renewable Energy Group, Inc. (A) (B)	84,230	817,031
Teekay Corp. (B)	108,325	869,850
World Fuel Services Corp.	17,450	801,129

		7,418,616

Paper & Forest Products - 1.3%
Domtar Corp.	20,355	794,456
KapStone Paper and Packaging Corp.	41,230	909,121
Mercer International, Inc.	64,395	685,807
Schweitzer-Mauduit International, Inc.	21,300	969,789

		3,359,173

Personal Products - 0.6%
Medifast, Inc.	20,010	833,016
Nu Skin Enterprises, Inc., Class A	15,525	741,785

		1,574,801

Pharmaceuticals - 0.4%
SciClone Pharmaceuticals, Inc. (A)	80,530	869,724

Professional Services - 2.6%
Acacia Research Corp. (A)	114,435	743,828
FTI Consulting, Inc. (A)	18,535	835,558
ICF International, Inc. (A)	15,090	832,968
Insperity, Inc.	10,910	774,064
Kelly Services, Inc., Class A	36,015	825,464
ManpowerGroup, Inc.	9,520	846,042

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Mistras Group, Inc. (A)	33,890	$ 870,295
Resources Connection, Inc.	50,640	974,820

		6,703,039

Road & Rail - 0.6%
ArcBest Corp.	27,466	759,435
YRC Worldwide, Inc. (A) (B)	64,740	859,747

		1,619,182

Semiconductors & Semiconductor Equipment - 2.4%
Alpha & Omega Semiconductor, Ltd. (A)	36,730	781,247
Entegris, Inc. (A)	45,230	809,617
Kulicke & Soffa Industries, Inc. (A)	55,545	885,943
Nanometrics, Inc. (A)	34,265	858,681
Rudolph Technologies, Inc. (A)	45,385	1,059,739
Silicon Laboratories, Inc. (A)	12,310	800,150
Teradyne, Inc.	33,085	840,359

		6,035,736

Software - 0.3%
Nuance Communications, Inc. (A)	49,310	734,719

Specialty Retail - 6.4%
Aaron’s, Inc.	28,580	914,274
Abercrombie & Fitch Co., Class A	51,450	617,400
American Eagle Outfitters, Inc. (B)	47,345	718,224
Barnes & Noble, Inc.	65,250	727,538
Big 5 Sporting Goods Corp.	40,700	706,145
Caleres, Inc.	24,965	819,351
Chico’s FAS, Inc.	53,845	774,830
Children’s Place, Inc.	7,955	803,057
Citi Trends, Inc.	30,440	573,490
DSW, Inc., Class A	35,510	804,301
Express, Inc. (A)	64,255	691,384
Finish Line, Inc., Class A (B)	36,700	690,327
Francesca’s Holdings Corp. (A)	48,285	870,579
Genesco, Inc. (A)	12,485	775,319
Hibbett Sports, Inc. (A)	19,830	739,659
Rent-A-Center, Inc.	71,345	802,631
Select Comfort Corp. (A)	34,220	774,056
Shoe Carnival, Inc.	22,490	606,780
Urban Outfitters, Inc. (A)	22,530	641,654
Vitamin Shoppe, Inc. (A)	29,060	690,175
Williams-Sonoma, Inc., Class A (B)	16,475	797,225
Zumiez, Inc. (A) (B)	36,060	787,911

		16,326,310

Technology Hardware, Storage & Peripherals - 0.3%
NCR Corp. (A)	21,250	861,900

Textiles, Apparel & Luxury Goods - 1.1%
Iconix Brand Group, Inc. (A)	98,085	916,114
Movado Group, Inc.	25,080	721,050
Perry Ellis International, Inc. (A)	23,935	596,221
Vera Bradley, Inc. (A)	46,830	548,847

		2,782,232

Thrifts & Mortgage Finance - 1.5%
First Defiance Financial Corp., Class A	12,645	641,607
Flagstar Bancorp, Inc. (A)	30,115	811,298
HomeStreet, Inc. (A)	26,715	844,194

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
United Financial Bancorp, Inc.	37,065	$ 673,101
Washington Federal, Inc.	25,320	869,742

		3,839,942

Trading Companies & Distributors - 1.0%
Applied Industrial Technologies, Inc.	13,885	824,769
Rush Enterprises, Inc., Class A (A)	28,000	893,200
WESCO International, Inc. (A)	13,370	889,774

		2,607,743

Total Common Stocks (Cost $217,972,624)		248,735,293

SECURITIES LENDING COLLATERAL - 6.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	16,227,648	16,227,648

Total Securities Lending Collateral (Cost $16,227,648)		16,227,648

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $4,652,966 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $4,749,380.	$ 4,652,951	4,652,951

Total Repurchase Agreement (Cost $4,652,951)		4,652,951

Total Investments (Cost $238,853,223) (D)		269,615,892
Net Other Assets (Liabilities) - (6.3)%		(15,985,258)

Net Assets - 100.0%		$ 253,630,634

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$248,735,293	$—	$—	$248,735,293
Securities Lending Collateral	16,227,648	—	—	16,227,648
Repurchase Agreement	—	4,652,951	—	4,652,951

Total Investments	$264,962,941	$4,652,951	$—	$269,615,892

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $15,816,814. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $240,290,969. Aggregate gross unrealized appreciation and depreciation for all securities is $37,570,937 and $8,246,014, respectively. Net unrealized appreciation for tax purposes is $29,324,923.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 96.0%
Auto Components - 2.1%
Dorman Products, Inc. (A)	20,280	$ 1,481,657

Banks - 10.5%
CenterState Banks, Inc.	38,020	956,964
LegacyTexas Financial Group, Inc.	17,650	760,009
Pinnacle Financial Partners, Inc.	21,530	1,492,029
PrivateBancorp, Inc., Class A	20,580	1,115,230
South State Corp.	24,130	2,108,962
Texas Capital Bancshares, Inc. (A)	12,585	986,664

		7,419,858

Biotechnology - 3.8%
Eagle Pharmaceuticals, Inc. (A) (B)	14,990	1,189,306
Repligen Corp. (A)	49,790	1,534,528

		2,723,834

Commercial Services & Supplies - 2.1%
Knoll, Inc.	52,140	1,456,270

Diversified Consumer Services - 2.0%
LCI Industries	13,000	1,400,750

Diversified Telecommunication Services - 1.9%
Cogent Communications Holdings, Inc.	32,175	1,330,436

Food Products - 4.6%
B&G Foods, Inc.	32,645	1,429,851
Calavo Growers, Inc. (B)	17,092	1,049,449
J&J Snack Foods Corp.	5,740	765,888

		3,245,188

Health Care Equipment & Supplies - 5.6%
Cantel Medical Corp.	14,760	1,162,350
Neogen Corp. (A)	20,940	1,382,040
Vascular Solutions, Inc. (A)	25,390	1,424,379

		3,968,769

Health Care Providers & Services - 1.0%
Aceto Corp.	32,840	721,495

Health Care Technology - 3.8%
Cotiviti Holdings, Inc. (A) (B)	42,190	1,451,336
Medidata Solutions, Inc. (A)	25,100	1,246,717

		2,698,053

Hotels, Restaurants & Leisure - 5.3%
Chuy’s Holdings, Inc. (A)	30,972	1,005,042
Popeyes Louisiana Kitchen, Inc. (A)	20,438	1,236,090
Sonic Corp.	57,634	1,527,877

		3,769,009

Internet Software & Services - 4.4%
LogMeIn, Inc. (B)	19,560	1,888,518
SPS Commerce, Inc. (A)	17,160	1,199,312

		3,087,830

IT Services - 2.2%
MAXIMUS, Inc., Class A	28,340	1,581,089

Life Sciences Tools & Services - 7.4%
Cambrex Corp. (A)	33,510	1,807,864
ICON PLC (A)	17,855	1,342,696
PRA Health Sciences, Inc. (A)	38,505	2,122,396

		5,272,956

Oil, Gas & Consumable Fuels - 5.3%
Callon Petroleum Co. (A)	45,750	703,177

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Matador Resources Co. (A) (B)	29,310	$ 755,026
Oasis Petroleum, Inc. (A)	101,870	1,542,312
PDC Energy, Inc. (A)	10,080	731,606

		3,732,121

Personal Products - 1.4%
Inter Parfums, Inc.	31,395	1,028,186

Pharmaceuticals - 4.6%
Prestige Brands Holdings, Inc. (A)	27,080	1,410,868
Supernus Pharmaceuticals, Inc. (A)	72,940	1,841,735

		3,252,603

Professional Services - 4.7%
CEB, Inc.	21,250	1,287,750
WageWorks, Inc. (A)	28,050	2,033,625

		3,321,375

Road & Rail - 2.7%
Knight Transportation, Inc.	20,050	662,653
Saia, Inc. (A)	27,629	1,219,820

		1,882,473

Semiconductors & Semiconductor Equipment - 4.2%
CEVA, Inc. (A)	34,362	1,152,845
Inphi Corp. (A)	23,290	1,039,200
Silicon Laboratories, Inc. (A)	11,840	769,600

		2,961,645

Software - 9.6%
BroadSoft, Inc. (A) (B)	37,425	1,543,781
Callidus Software, Inc. (A)	40,390	678,552
Ellie Mae, Inc. (A)	17,880	1,496,198
Pegasystems, Inc.	54,700	1,969,200
Qualys, Inc. (A)	36,130	1,143,515

		6,831,246

Specialty Retail - 1.6%
Monro Muffler Brake, Inc.	20,374	1,165,393

Textiles, Apparel & Luxury Goods - 4.0%
G-III Apparel Group, Ltd. (A)	31,912	943,319
Steven Madden, Ltd., Class B (A)	52,725	1,884,919

		2,828,238

Trading Companies & Distributors - 1.2%
SiteOne Landscape Supply, Inc. (A) (B)	25,305	878,843

Total Common Stocks (Cost $56,270,698)		68,039,317

SECURITIES LENDING COLLATERAL - 9.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	6,711,735	6,711,735

Total Securities Lending Collateral (Cost $6,711,735)		6,711,735

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

Principal	Value
REPURCHASE AGREEMENT - 4.1%

State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $2,905,212 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $2,967,128.

$ 2,905,202	$ 2,905,202

Total Repurchase Agreement (Cost $2,905,202)	2,905,202

Total Investments (Cost $65,887,635) (D)	77,656,254
Net Other Assets (Liabilities) - (9.6)%	(6,776,114)

Net Assets - 100.0%	$ 70,880,140

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$68,039,317	$—	$—	$68,039,317
Securities Lending Collateral	6,711,735	—	—	6,711,735
Repurchase Agreement	—	2,905,202	—	2,905,202

Total Investments	$74,751,052	$2,905,202	$—	$77,656,254

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,562,872. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $66,652,215. Aggregate gross unrealized appreciation and depreciation for all securities is $11,615,349 and $611,310, respectively. Net unrealized appreciation for tax purposes is $11,004,039.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 96.0%
Australia - 2.7%
BHP Billiton PLC, ADR	84,700	$ 2,664,662
Challenger, Ltd.	477,839	3,875,918
Coca-Cola Amatil, Ltd.	123,300	900,472
Sonic Healthcare, Ltd. (A)	164,400	2,538,881

		9,979,933

Brazil - 1.3%
Localiza Rent a Car SA (B)	144,300	1,514,349
Marfrig Global Foods SA (B) (C)	1,550,000	3,143,190

		4,657,539

Canada - 5.4%
Canadian Imperial Bank of Commerce, Class B (A)	26,700	2,178,715
Canadian National Railway Co. (A)	73,300	4,933,071
Fairfax Financial Holdings, Ltd.	5,500	2,656,500
Fairfax India Holdings Corp. (C) (D)	40,000	462,000
Hudson’s Bay Co. (A)	290,300	2,851,866
Suncor Energy, Inc.	201,300	6,581,812

		19,663,964

Chile - 0.5%
Banco Santander Chile, ADR	88,000	1,924,560

China - 2.9%
Baidu, Inc., ADR (C)	11,000	1,808,510
Fosun International, Ltd.	1,128,536	1,597,953
JD.com, Inc., ADR (C)	50,000	1,272,000
Minth Group, Ltd.	550,000	1,712,876
PICC Property & Casualty Co., Ltd., Class H	900,000	1,402,025
Shenzhen Expressway Co., Ltd., Class H	1,776,000	1,518,458
Sinotrans, Ltd., Class H	1,850,000	825,456
Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co., H Shares (D)	300,000	565,607

		10,702,885

Czech Republic - 0.4%
Komercni Banka AS	45,000	1,551,395

Denmark - 0.5%
TDC A/S, Class B (C)	386,800	1,985,893

Egypt - 0.3%
Telecom Egypt Co.	1,400,000	898,069

France - 6.3%
Airbus Group SE	23,600	1,561,106
Arkema SA	15,895	1,555,061
Engie SA	305,800	3,901,434
Publicis Groupe SA	12,000	828,015
Rexel SA	190,024	3,127,451
Sanofi	63,201	5,116,046
Veolia Environnement SA	200,070	3,406,516
Vivendi SA	177,300	3,369,693

		22,865,322

Germany - 7.2%
Allianz SE, Class A	19,302	3,189,966
Deutsche Boerse AG (A) (C)	39,500	3,224,089
Infineon Technologies AG (A)	98,700	1,715,333
Merck KGaA	30,800	3,214,605
METRO AG (A)	100,524	3,342,218
SAP SE	50,900	4,436,952

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Siemens AG, Class A	41,787	$ 5,137,694
TUI AG (A)	137,400	1,925,804

		26,186,661

Greece - 0.6%
OPAP SA	263,500	2,329,936

Hong Kong - 4.7%
Cheung Kong Property Holdings, Ltd.	437,000	2,679,650
China Mobile, Ltd.	280,000	2,968,083
China Resources Beer Holdings Co., Ltd. (C)	1,080,000	2,144,819
CK Hutchison Holdings, Ltd.	308,000	3,491,289
First Pacific Co., Ltd.	750,000	524,212
Guangdong Investment, Ltd.	2,322,000	3,066,256
Noble Group, Ltd. (A) (C)	13,981,000	1,641,246
Shun Tak Holdings, Ltd.	1,226,000	423,713

		16,939,268

India - 1.3%
Cairn India, Ltd.	917,457	3,274,701
Hindustan Zinc, Ltd.	375,000	1,408,944

		4,683,645

Indonesia - 0.4%
AKR Corporindo Tbk PT	3,550,000	1,580,998

Ireland - 2.6%
DCC PLC	27,500	2,047,016
Ryanair Holdings PLC, ADR (C)	34,860	2,902,444
Smurfit Kappa Group PLC, Class B	195,215	4,478,723

		9,428,183

Israel - 0.9%
Teva Pharmaceutical Industries, Ltd., ADR	91,700	3,324,125

Italy - 3.9%
Azimut Holding SpA	114,500	1,911,581
Eni SpA, Class B	324,215	5,279,680
Mediobanca SpA	428,500	3,497,976
Prysmian SpA	128,438	3,298,888

		13,988,125

Japan - 21.0%
Aisin Seiki Co., Ltd.	60,900	2,641,823
Astellas Pharma, Inc.	213,400	2,964,320
Bridgestone Corp.	61,500	2,217,420
Daiwa Securities Group, Inc.	620,000	3,821,057
Electric Power Development Co., Ltd.	62,200	1,431,598
FamilyMart UNY Holdings Co., Ltd. (A)	17,000	1,131,636
FANUC Corp.	22,500	3,814,652
FUJIFILM Holdings Corp.	124,200	4,712,958
Hitachi, Ltd.	833,800	4,508,762
Japan Airlines Co., Ltd.	99,500	2,907,316
Komatsu, Ltd.	128,900	2,919,895
Kuraray Co., Ltd.	334,700	5,028,733
Mitsubishi Heavy Industries, Ltd.	615,000	2,802,558
MS&AD Insurance Group Holdings, Inc.	168,700	5,230,963
NEC Corp.	1,533,000	4,066,139
Nippon Telegraph & Telephone Corp.	95,400	4,009,453
ORIX Corp.	337,700	5,270,287
Resona Holdings, Inc.	928,400	4,762,146
SoftBank Group Corp.	50,200	3,335,213

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Sony Corp.	141,800	$ 3,973,433
Square Enix Holdings Co., Ltd.	20,000	514,225
Sumitomo Mitsui Financial Group, Inc.	109,500	4,178,567

		76,243,154

Macau - 0.8%
MGM China Holdings, Ltd.	1,359,572	2,819,256

Malta - 0.6%
Brait SE (A)	350,000	2,231,437

Mexico - 1.4%
Alpek SAB de CV, Class A (A)	1,303,400	1,556,813
Credito Real SAB de CV SOFOM ER (A)	707,773	936,202
Fomento Economico Mexicano SAB de CV, ADR	10,000	762,100
Grupo Aeroportuario del Centro Norte SAB de CV, Class B (A)	231,320	995,708
Grupo Televisa SAB, ADR	37,000	772,930

		5,023,753

Netherlands - 3.3%
Boskalis Westminster	63,294	2,198,007
Delta Lloyd NV	296,668	1,660,433
Heineken Holding NV, Class A	40,044	2,787,955
Koninklijke Philips NV	175,571	5,359,632

		12,006,027

Philippines - 0.6%
International Container Terminal Services, Inc.	1,550,000	2,237,142

Republic of Korea - 1.2%
Hana Financial Group, Inc.	115,000	2,968,155
Korean Reinsurance Co.	134,102	1,264,881

		4,233,036

Russian Federation - 1.2%
Lukoil PJSC, ADR	74,980	4,207,878

Singapore - 0.9%
DBS Group Holdings, Ltd.	278,600	3,335,928

South Africa - 0.6%
Steinhoff International Holdings NV (A)	452,600	2,349,055

Spain - 1.1%
Aena SA (D)	28,700	3,916,865

Sweden - 1.6%
Investor AB, Class B	98,281	3,673,159
Svenska Cellulosa AB SCA, Class B	75,297	2,126,525

		5,799,684

Switzerland - 4.3%
GAM Holding AG (C)	185,777	2,152,773
Nestle SA	63,964	4,588,599
Novartis AG	60,015	4,367,192
UBS Group AG	291,474	4,565,462

		15,674,026

Taiwan - 2.7%
ChipMOS Technologies, Inc.	3,294,820	2,376,883
Hon Hai Precision Industry Co., Ltd.	860,000	2,246,796
Mega Financial Holding Co., Ltd.	3,200,000	2,283,658
Realtek Semiconductor Corp.	700,000	2,215,396

	Shares	Value
COMMON STOCKS (continued)
Taiwan (continued)
Yuanta Financial Holding Co., Ltd.	1,865,510	$ 694,596

		9,817,329

Thailand - 0.7%
Thai Union Group PCL, F Shares	4,285,000	2,512,810

Turkey - 0.6%
Tofas Turk Otomobil Fabrikasi AS	302,028	2,110,060

United Kingdom - 9.6%
Aviva PLC	626,375	3,754,738
Barclays PLC	879,600	2,422,240
British Land Co. PLC, REIT	185,700	1,440,652
GKN PLC	971,300	3,970,548
HSBC Holdings PLC	597,200	4,794,081
Imperial Brands PLC	62,694	2,737,080
Inchcape PLC	272,188	2,354,820
Johnson Matthey PLC	40,824	1,600,912
Kingfisher PLC	781,120	3,372,170
National Grid PLC, Class B	141,584	1,660,429
Sky PLC	324,060	3,957,771
Unilever PLC	68,758	2,789,977

		34,855,418

United States - 1.5%
Flex, Ltd. (C)	226,700	3,257,679
FMC Technologies, Inc. (C)	56,600	2,010,998

		5,268,677

Uruguay - 0.4%
Arcos Dorados Holdings, Inc., Class A (C)	275,500	1,487,700

Total Common Stocks (Cost $367,056,123)		348,819,736

PREFERRED STOCKS - 2.5%
Brazil - 0.4%
Itausa - Investimentos Itau SA 5.87% (B) (E)	535,722	1,359,468

Republic of Korea - 2.1%
Hyundai Motor Co. 4.13% (E)	34,900	2,761,689
Samsung Electronics Co., Ltd. 1.43% (E)	4,186	4,956,373

		7,718,062

Total Preferred Stocks (Cost $9,190,732)		9,077,530

SECURITIES LENDING COLLATERAL - 5.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (E)	18,081,194	18,081,194

Total Securities Lending Collateral (Cost $18,081,194)		18,081,194

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
REPURCHASE AGREEMENT - 1.0%

State Street Bank & Trust Co.
0.03% (E), dated 12/30/2016, to be repurchased at $3,544,606 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $3,618,810.

	$ 3,544,594	$ 3,544,594

Total Repurchase Agreement (Cost $3,544,594)		3,544,594

Total Investments (Cost $397,872,643) (F)		379,523,054
Net Other Assets (Liabilities) - (4.5)%		(16,218,445)

Net Assets - 100.0%		$ 363,304,609

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	9.3%	$35,256,889
Oil, Gas & Consumable Fuels	5.1	19,344,071
Insurance	5.0	19,159,506
Capital Markets	5.0	19,062,995
Pharmaceuticals	5.0	18,986,288
Industrial Conglomerates	4.8	18,057,297
Technology Hardware, Storage & Peripherals	3.6	13,735,470
Diversified Financial Services	3.5	13,343,576
Auto Components	2.8	10,542,667
Food Products	2.7	10,244,599
Electronic Equipment, Instruments & Components	2.6	10,013,237
Chemicals	2.6	9,741,519
Machinery	2.5	9,537,105
Multi-Utilities	2.4	8,968,379
Media	2.3	8,928,409
Transportation Infrastructure	2.3	8,668,173
Hotels, Restaurants & Leisure	2.3	8,562,696
Diversified Telecommunication Services	1.8	6,893,415
Beverages	1.7	6,595,346
Road & Rail	1.7	6,447,420
Trading Companies & Distributors	1.7	6,349,695
Household Durables	1.7	6,322,488
Semiconductors & Semiconductor Equipment	1.7	6,307,612
Wireless Telecommunication Services	1.7	6,303,296
Airlines	1.5	5,809,760
Software	1.3	4,951,177
Automobiles	1.3	4,871,749
Containers & Packaging	1.2	4,478,723
Food & Staples Retailing	1.2	4,473,854
Metals & Mining	1.1	4,073,606
Specialty Retail	0.9	3,372,170
Electrical Equipment	0.9	3,298,888
Water Utilities	0.8	3,066,256
Multiline Retail	0.7	2,851,866
Personal Products	0.7	2,789,977
Tobacco	0.7	2,737,080
Real Estate Management & Development	0.7	2,679,650
Health Care Providers & Services	0.7	2,538,881
Distributors	0.6	2,354,820
Construction & Engineering	0.6	2,198,007
Household Products	0.6	2,126,525
Energy Equipment & Services	0.5	2,010,998
Internet Software & Services	0.5	1,808,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Aerospace & Defense	0.4%	$1,561,106
Equity Real Estate Investment Trusts	0.4	1,440,652
Independent Power & Renewable Electricity Producers	0.4	1,431,598
Internet & Direct Marketing Retail	0.3	1,272,000
Consumer Finance	0.2	936,202
Air Freight & Logistics	0.2	825,456
Communications Equipment	0.1	565,607

Investments, at Value	94.3	357,897,266
Short-Term Investments	5.7	21,625,788

Total Investments	100.0%	$379,523,054

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$54,205,812	$294,613,924	$—	$348,819,736
Preferred Stocks	1,359,468	7,718,062	—	9,077,530
Securities Lending Collateral	18,081,194	—	—	18,081,194
Repurchase Agreement	—	3,544,594	—	3,544,594

Total Investments	$73,646,474	$305,876,580	$—	$379,523,054

Transfers (G)

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (B)	$—	$4,657,539	$—	$—
Preferred Stocks (B)	—	1,359,468	—	—

Total	$—	$6,017,007	$—	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,866,432. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Transferred from Level 2 to 1 due to utilizing quoted market prices in active markets at December 31, 2016. At December 31, 2015, fair value factors were applied to reflect events that occurred after the close of the primary market.
(C)	Non-income producing securities.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $4,944,472, representing 1.4% of the Portfolio’s net assets.
(E)	Rates disclosed reflect the yields at December 31, 2016.
(F)	Aggregate cost for federal income tax purposes is $398,670,747. Aggregate gross unrealized appreciation and depreciation for all securities is $27,972,784 and $47,120,477, respectively. Net unrealized depreciation for tax purposes is $19,147,693.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2016

	Government Money Market (F)	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Assets:
Investments, at value (A) (B)	$524,768,655	$324,266,759	$241,170,517	$1,297,899,716	$784,223,343
Repurchase agreements, at value (C)	414,520,588	3,876,289	—	10,300,540	34,258,125
Cash	—	—	—	1,863	46,196
Cash collateral on deposit with broker	—	—	589,220	557,000	—
Foreign currency, at value (D)	—	—	152,453	—	—
Receivables and other assets:
Investments sold	—	24,089	2,034,240	37,113	—
Interest	173,664	1,219,986	874,441	8,421,690	13,325,065
Net income from securities lending	—	374	47	8,339	—
OTC swap agreements, at value	—	—	9,588	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	246,881	—	—
Total assets	939,462,907	329,387,497	245,077,387	1,317,226,261	831,852,729

Liabilities:
Due to custodian	5	1	1	—	—
Cash deposit due to broker	—	—	580,000	—	—
Payables and other liabilities:
Investments purchased	—	—	1,668,733	—	—
When-issued, delayed-delivery, and forward commitment securities purchased	—	—	—	149,193,491	—
Investment advisory fees	189,369	97,150	73,380	340,644	385,195
Trustees, CCO and deferred compensation fees	644	254	183	853	682
Audit and tax fees	19,280	25,036	22,101	30,298	26,512
Custody and accounting fees	45,620	9,861	38,569	31,234	21,586
Legal fees	7,208	2,766	2,148	10,212	6,264
Printing and shareholder reports fees	9,498	3,929	2,977	14,176	8,693
Variation margin payable	—	—	17,440	—	—
Other	23,822	348,460	18,606	22,141	20,441
Collateral for securities on loan	—	—	3,710,264	22,718,865	—
Written options and swaptions, at value (E)	—	—	288,626	—	—
OTC swap agreements, at value	—	—	15,477	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	123,676	—	—
Total liabilities	295,446	487,457	6,562,181	172,361,914	469,373
Net assets	$939,167,461	$328,900,040	$238,515,206	$1,144,864,347	$831,383,356

(A) Investments, at cost	$524,768,655	$327,477,686	$241,114,608	$1,307,735,616	$786,783,654
(B) Securities on loan, at value	$—	$—	$3,636,230	$22,253,813	$—
(C) Repurchase agreements, at cost	$414,520,588	$3,876,289	$—	$10,300,540	$34,258,125
(D) Foreign currency, at cost	$—	$—	$156,681	$—	$—
(E) Premium received on written options and swaptions	$—	$—	$(525,798)	$—	$—

(F) Formerly, Money Market.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2016

	Balanced	Large Value	Large Core	Large Growth	Mid Value
Assets:
Investments, at value (A) (B)	$156,184,140	$807,757,042	$290,832,115	$810,116,047	$849,960,935
Repurchase agreements, at value (C)	1,693,806	12,187,879	3,560,871	7,964,588	40,302,611
Cash	975	4,539	—	—	—
Foreign currency, at value (D)	—	—	—	1	—
Receivables and other assets:
Investments sold	453	1,030,863	63,083	21,517,318	—
Interest	432,332	20	6	13	67
Dividends	106,653	830,832	438,485	311,160	1,763,846
Tax reclaims	—	—	711	198,542	—
Net income from securities lending	185	9,168	2,917	902	10,365
Total assets	158,418,544	821,820,343	294,898,188	840,108,571	892,037,824

Liabilities:
Due to custodian	—	—	2	6	170
Payables and other liabilities:
Investments purchased	—	1,267,001	—	2,639,214	—
When-issued, delayed-delivery, and forward commitment securities purchased	7,875,816	—	—	—	—
Investment advisory fees	45,852	282,280	140,979	436,637	496,279
Trustees, CCO and deferred compensation fees	112	651	231	640	712
Audit and tax fees	28,139	20,311	21,395	21,395	19,460
Custody and accounting fees	16,452	18,951	8,300	30,730	24,130
Legal fees	1,206	6,219	2,397	7,040	8,759
Printing and shareholder reports fees	1,599	9,318	3,542	10,037	9,369
Variation margin payable	2,670	—	—	—	—
Other	18,997	20,712	20,808	20,784	21,350
Collateral for securities on loan	469,545	26,484,752	7,149,063	13,873,997	20,756,987
Total liabilities	8,460,388	28,110,195	7,346,717	17,040,480	21,337,216
Net assets	$149,958,156	$793,710,148	$287,551,471	$823,068,091	$870,700,608

(A) Investments, at cost	$142,061,650	$702,895,226	$251,597,031	$661,680,489	$714,297,247
(B) Securities on loan, at value	$456,457	$25,905,789	$6,997,240	$13,584,516	$20,304,333
(C) Repurchase agreements, at cost	$1,693,806	$12,187,879	$3,560,871	$7,964,588	$40,302,611
(D) Foreign currency, at cost	$—	$—	$—	$1	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2016

	Mid Growth	Small Value	Small Core	Small Growth	International Equity
Assets:
Investments, at value (A) (B)	$102,674,084	$75,732,084	$264,962,941	$74,751,052	$375,978,460
Repurchase agreements, at value (C)	—	572,515	4,652,951	2,905,202	3,544,594
Foreign currency, at value (D)	—	—	—	—	1,304,655
Receivables and other assets:
Investments sold	2,874,818	724,552	—	—	—
Interest	—	1	8	5	6
Dividends	81,976	85,958	464,719	24,569	268,381
Tax reclaims	—	—	—	—	725,578
Net income from securities lending	462	1,653	2,819	2,943	7,115
Total assets	105,631,340	77,116,763	270,083,438	77,683,771	381,828,789

Liabilities:
Due to custodian	51,337	1	2	—	1
Payables and other liabilities:
Investments purchased	2,643,260	121,481	—	—	64
Investment advisory fees	54,866	42,228	172,718	48,041	227,419
Trustees, CCO and deferred compensation fees	90	58	227	56	319
Audit and tax fees	19,460	19,460	19,550	19,460	30,365
Custody and accounting fees	6,240	5,048	8,459	5,022	63,511
Legal fees	810	530	1,850	527	3,081
Printing and shareholder reports fees	1,266	769	2,855	735	5,039
Other	18,408	18,486	19,495	18,055	68,865
Foreign capital gains tax	—	—	—	—	44,322
Collateral for securities on loan	1,861,200	6,273,175	16,227,648	6,711,735	18,081,194
Total liabilities	4,656,937	6,481,236	16,452,804	6,803,631	18,524,180
Net assets	$100,974,403	$70,635,527	$253,630,634	$70,880,140	$363,304,609

(A) Investments, at cost	$95,235,195	$63,596,062	$234,200,272	$62,982,433	$394,328,049
(B) Securities on loan, at value	$1,819,464	$6,125,428	$15,816,814	$6,562,872	$16,866,432
(C) Repurchase agreements, at cost	$—	$572,515	$4,652,951	$2,905,202	$3,544,594
(D) Foreign currency, at cost	$—	$—	$—	$—	$1,297,426

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF OPERATIONS

For the year ended December 31, 2016

	Government Money Market (A)	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Investment Income:
Dividend income	$—	$—	$—	$152,701	$568,086
Interest income	4,010,771	6,689,132	4,537,049	33,335,859	51,725,420
Net income (loss) from securities lending	—	16,211	9,944	120,473	—
Withholding taxes on foreign income	—	(5)	—	—	—
Total investment income	4,010,771	6,705,338	4,546,993	33,609,033	52,293,506

Expenses:
Investment advisory fees	2,202,730	1,181,338	916,907	4,341,746	4,336,939
Trustees, CCO and deferred compensation fees	14,097	5,575	4,392	20,717	13,675
Audit and tax fees	21,967	32,911	25,162	41,222	35,295
Custody and accounting fees	172,880	33,706	158,038	99,175	64,928
Legal fees	31,401	11,040	8,545	40,687	24,668
Printing and shareholder reports fees	6,597	2,618	1,940	9,220	5,463
Other	44,424	28,200	28,470	42,790	34,679
Total expenses before waiver and/or reimbursement	2,494,096	1,295,388	1,143,454	4,595,557	4,515,647
Expenses waived and/or reimbursed	—	—	(71,229)	—	—
Reimbursement of custody fees (B)	(98,456)	(42,051)	(54,508)	(232,471)	(141,117)
Net expenses	2,395,640	1,253,337	1,017,717	4,363,086	4,374,530
Net investment income (loss)	1,615,131	5,452,001	3,529,276	29,245,947	47,918,976

Net realized gain (loss) on:
Investments	24,824	(1,671,282)	(545,943)	10,838,388	(21,464,156)
Written options and swaptions	—	—	1,086,526	—	—
Swap agreements	—	—	(659,014)	—	—
Futures contracts	—	—	(518,710)	—	—
Foreign currency transactions	—	—	(225,921)	—	—
Net realized gain (loss)	24,824	(1,671,282)	(863,062)	10,838,388	(21,464,156)

Net change in unrealized appreciation (depreciation) on:
Investments	—	1,327,891	7,635,645	4,039,422	86,742,266
Written options and swaptions	—	—	(267,207)	—	—
Swap agreements	—	—	587,131	—	—
Futures contracts	—	—	(301,696)	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	459,552	—	—
Net change in unrealized appreciation (depreciation)	—	1,327,891	8,113,425	4,039,422	86,742,266
Net realized and change in unrealized gain (loss)	24,824	(343,391)	7,250,363	14,877,810	65,278,110
Net increase (decrease) in net assets resulting from operations	$1,639,955	$5,108,610	$10,779,639	$44,123,757	$113,197,086

(A)	Formerly, Money Market.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2016

	Balanced	Large Value	Large Core	Large Growth	Mid Value
Investment Income:
Dividend income	$1,764,482	$18,845,992	$7,280,075	$8,494,562	$14,517,617
Interest income	1,544,328	1,830	671	1,653	11,406
Net income (loss) from securities lending	16,036	400,167	60,739	378,366	392,253
Withholding taxes on foreign income	(11,228)	(29,119)	(14,463)	(70,416)	(79,126)
Total investment income	3,313,618	19,218,870	7,327,022	8,804,165	14,842,150

Expenses:
Investment advisory fees	670,027	3,406,861	1,728,202	5,295,714	5,588,438
Trustees, CCO and deferred compensation fees	2,515	12,919	4,826	13,909	14,515
Audit and tax fees	40,730	25,185	26,393	26,600	25,123
Custody and accounting fees	46,941	63,459	31,518	106,490	83,442
Legal fees	4,856	24,004	9,307	28,059	32,836
Printing and shareholder reports fees	1,088	5,814	2,220	6,591	5,855
Other	25,155	34,421	27,355	36,119	35,678
Total expenses before waiver and/or reimbursement	791,312	3,572,663	1,829,821	5,513,482	5,785,887
Expenses waived and/or reimbursed	(23,968)	(18,757)	(7,012)	—	—
Reimbursement of custody fees (A)	(70,736)	(97,014)	(28,961)	(197,510)	(87,746)
Net expenses	696,608	3,456,892	1,793,848	5,315,972	5,698,141
Net investment income (loss)	2,617,010	15,761,978	5,533,174	3,488,193	9,144,009

Net realized gain (loss) on:
Investments	4,372,761	(9,281,745)	1,253,199	68,601,920	52,483,443
Futures contracts	92,868	—	—	—	—
Foreign currency transactions	(25)	806	460	(1,521)	(101)
Net realized gain (loss)	4,465,604	(9,280,939)	1,253,659	68,600,399	52,483,342

Net change in unrealized appreciation (depreciation) on:
Investments	4,740,971	58,777,503	14,669,388	(64,963,741)	62,484,089
Futures contracts	(15,080)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	7	(517)	(164)	893	—
Net change in unrealized appreciation (depreciation)	4,725,898	58,776,986	14,669,224	(64,962,848)	62,484,089
Net realized and change in unrealized gain (loss)	9,191,502	49,496,047	15,922,883	3,637,551	114,967,431
Net increase (decrease) in net assets resulting from operations	$11,808,512	$65,258,025	$21,456,057	$7,125,744	$124,111,440

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2016

Mid Growth	Small Value	Small Core	Small Growth	International Equity
Investment Income:
Dividend income	$828,206	$1,112,687	$4,246,735	$366,107	$12,476,913
Interest income	60	376	781	551	10,929
Net income (loss) from securities lending	22,918	46,517	74,221	46,586	326,294
Withholding taxes on foreign income	(6,362)	(1,274)	(810)	—	(1,401,790)
Total investment income	844,822	1,158,306	4,320,927	413,244	11,412,346

Expenses:
Investment advisory fees	710,771	535,057	1,840,003	551,294	2,750,917
Trustees, CCO and deferred compensation fees	1,714	1,141	4,065	1,122	6,354
Audit and tax fees	23,909	23,900	25,051	22,403	32,901
Custody and accounting fees	22,153	16,737	35,300	19,636	246,959
Legal fees	3,035	2,626	6,926	2,115	11,990
Printing and shareholder reports fees	764	490	1,674	501	3,019
Other	24,354	23,860	26,313	23,863	98,527
Total expenses before waiver and/or reimbursement	786,700	603,811	1,939,332	620,934	3,150,667
Expenses waived and/or reimbursed	(23,445)	(26,309)	—	(7,392)	—
Reimbursement of custody fees (A)	(24,928)	(18,977)	(83,412)	(10,688)	(95,879)
Net expenses	738,327	558,525	1,855,920	602,854	3,054,788
Net investment income (loss)	106,495	599,781	2,465,007	(189,610)	8,357,558

Net realized gain (loss) on:
Investments	3,873,528	309,831	4,381,753	9,312,204	(16,941,048)
Foreign currency transactions	—	—	—	—	(208,437)
Net realized gain (loss)	3,873,528	309,831	4,381,753	9,312,204	(17,149,485)

Net change in unrealized appreciation (depreciation) on:
Investments	7,069,005	10,866,927	42,117,063	3,260,756	16,862,073	(B)
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	(4,417)
Net change in unrealized appreciation (depreciation)	7,069,005	10,866,927	42,117,063	3,260,756	16,857,656
Net realized and change in unrealized gain (loss)	10,942,533	11,176,758	46,498,816	12,572,960	(291,829)
Net increase (decrease) in net assets resulting from operations	$11,049,028	$11,776,539	$48,963,823	$12,383,350	$8,065,729

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.
(B)	Net change in foreign capital gains tax of $44,322.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Government Money Market (A)		High Quality Bond		Inflation-Protected Securities
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$1,615,131	$122,920	$5,452,001	$4,722,092	$3,529,276	$590,888
Net realized gain (loss)	24,824	3,909	(1,671,282)	(836,409)	(863,062)	(836,980)
Net change in unrealized appreciation (depreciation)	—	—	1,327,891	(1,252,420)	8,113,425	(5,260,333)
Net increase (decrease) in net assets resulting from operations	1,639,955	126,829	5,108,610	2,633,263	10,779,639	(5,506,425)

From transactions in investors’ beneficial interests:
Contributions	681,778,794	681,666,419	133,752,933	178,165,153	19,825,234	41,488,372
Withdrawals	(617,308,024)	(671,104,556)	(160,471,173)	(201,443,124)	(60,195,081)	(50,802,329)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	64,470,770	10,561,863	(26,718,240)	(23,277,971)	(40,369,847)	(9,313,957)
Net increase (decrease) in net assets	66,110,725	10,688,692	(21,609,630)	(20,644,708)	(29,590,208)	(14,820,382)

Net assets:
Beginning of year	873,056,736	862,368,044	350,509,670	371,154,378	268,105,414	282,925,796
End of year	$939,167,461	$873,056,736	$328,900,040	$350,509,670	$238,515,206	$268,105,414

(A)	Formerly, Money Market.

	Core Bond		High Yield Bond		Balanced
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$29,245,947	$30,744,309	$47,918,976	$48,392,946	$2,617,010	$2,541,177
Net realized gain (loss)	10,838,388	2,912,066	(21,464,156)	(13,293,618)	4,465,604	7,637,138
Net change in unrealized appreciation (depreciation)	4,039,422	(26,836,815)	86,742,266	(67,991,992)	4,725,898	(9,520,478)
Net increase (decrease) in net assets resulting from operations	44,123,757	6,819,560	113,197,086	(32,892,664)	11,808,512	657,837

From transactions in investors’ beneficial interests:
Contributions	236,182,849	206,524,514	69,539,786	88,025,013	9,979,291	31,301,309
Withdrawals	(418,390,428)	(284,871,593)	(100,340,395)	(182,920,525)	(23,422,150)	(27,931,083)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(182,207,579)	(78,347,079)	(30,800,609)	(94,895,512)	(13,442,859)	3,370,226
Net increase (decrease) in net assets	(138,083,822)	(71,527,519)	82,396,477	(127,788,176)	(1,634,347)	4,028,063

Net assets:
Beginning of year	1,282,948,169	1,354,475,688	748,986,879	876,775,055	151,592,503	147,564,440
End of year	$1,144,864,347	$1,282,948,169	$831,383,356	$748,986,879	$149,958,156	$151,592,503

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Large Value		Large Core		Large Growth
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$15,761,978	$13,256,969	$5,533,174	$4,376,578	$3,488,193	$3,158,645
Net realized gain (loss)	(9,280,939)	88,003,967	1,253,659	37,746,692	68,600,399	57,294,575
Net change in unrealized appreciation (depreciation)	58,776,986	(103,060,022)	14,669,224	(44,445,300)	(64,962,848)	22,395,409
Net increase (decrease) in net assets resulting from operations	65,258,025	(1,799,086)	21,456,057	(2,322,030)	7,125,744	82,848,629

From transactions in investors’ beneficial interests:
Contributions	52,668,047	75,369,693	15,345,861	30,264,680	37,026,945	75,723,926
Withdrawals	(150,638,006)	(167,401,036)	(72,619,655)	(51,955,709)	(146,542,203)	(159,696,818)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(97,969,959)	(92,031,343)	(57,273,794)	(21,691,029)	(109,515,258)	(83,972,892)
Net increase (decrease) in net assets	(32,711,934)	(93,830,429)	(35,817,737)	(24,013,059)	(102,389,514)	(1,124,263)

Net assets:
Beginning of year	826,422,082	920,252,511	323,369,208	347,382,267	925,457,605	926,581,868
End of year	$793,710,148	$826,422,082	$287,551,471	$323,369,208	$823,068,091	$925,457,605

	Mid Value		Mid Growth		Small Value
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$9,144,009	$11,079,019	$106,495	$(147,804)	$599,781	$738,234
Net realized gain (loss)	52,483,342	60,079,786	3,873,528	18,401,108	309,831	16,642,277
Net change in unrealized appreciation (depreciation)	62,484,089	(73,933,778)	7,069,005	(18,808,529)	10,866,927	(21,880,090)
Net increase (decrease) in net assets resulting from operations	124,111,440	(2,774,973)	11,049,028	(555,225)	11,776,539	(4,499,579)

From transactions in investors’ beneficial interests:
Contributions	94,075,966	78,244,993	5,794,851	16,866,894	3,724,363	7,541,849
Withdrawals	(149,340,490)	(142,550,405)	(23,614,143)	(34,696,316)	(12,686,813)	(11,813,901)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(55,264,524)	(64,305,412)	(17,819,292)	(17,829,422)	(8,962,450)	(4,272,052)
Net increase (decrease) in net assets	68,846,916	(67,080,385)	(6,770,264)	(18,384,647)	2,814,089	(8,771,631)

Net assets:
Beginning of year	801,853,692	868,934,077	107,744,667	126,129,314	67,821,438	76,593,069
End of year	$870,700,608	$801,853,692	$100,974,403	$107,744,667	$70,635,527	$67,821,438

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Small Core		Small Growth		International Equity
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$2,465,007	$2,973,127	$(189,610)	$10,467	$8,357,558	$10,541,686
Net realized gain (loss)	4,381,753	2,718,783	9,312,204	3,668,577	(17,149,485)	(11,755,775)
Net change in unrealized appreciation (depreciation)	42,117,063	(31,373,612)	3,260,756	(1,411,721)	16,857,656	(5,916,289)
Net increase (decrease) in net assets resulting from operations	48,963,823	(25,681,702)	12,383,350	2,267,323	8,065,729	(7,130,378)

From transactions in investors’ beneficial interests:
Contributions	13,128,423	25,637,900	4,771,995	10,940,976	26,586,505	58,103,998
Withdrawals	(40,080,379)	(74,628,736)	(13,217,360)	(12,727,271)	(75,623,272)	(145,878,162)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(26,951,956)	(48,990,836)	(8,445,365)	(1,786,295)	(49,036,767)	(87,774,164)
Net increase (decrease) in net assets	22,011,867	(74,672,538)	3,937,985	481,028	(40,971,038)	(94,904,542)

Net assets:
Beginning of year	231,618,767	306,291,305	66,942,155	66,461,127	404,275,647	499,180,189
End of year	$253,630,634	$231,618,767	$70,880,140	$66,942,155	$363,304,609	$404,275,647

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS

For the years ended:

	Government Money Market (formerly, Money Market)
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	0.19%		0.01%	(0.05)%	(0.07)%	(0.11)%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 939,167		$ 873,057	$ 862,368	$ 986,862	$ 948,358
Expenses to average net assets
Excluding waiver and/or reimbursement	0.28%		0.28%	0.28%	0.29%	0.28%
Including waiver and/or reimbursement	0.27%	(B)(C)	0.28%	0.28%	0.29%	0.28%
Net investment income (loss) to average net assets	0.18%	(B)	0.01%	(0.05)%	(0.07)%	(0.11)%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	High Quality Bond
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	1.51%		0.69%	0.81%	0.41%	2.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$328,900		$350,510	$371,154	$399,858	$386,046
Expenses to average net assets
Excluding waiver and/or reimbursement	0.38%		0.38%	0.38%	0.39%	0.38%
Including waiver and/or reimbursement	0.37%	(B)(C)	0.38%	0.38%	0.39%	0.38%
Net investment income (loss) to average net assets	1.62%	(B)	1.29%	1.47%	1.81%	2.10%
Portfolio turnover rate	92%		70%	92%	77%	68%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	Inflation-Protected Securities
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	4.03%		(1.94)%	3.00%	(8.26)%	7.06%
Ratio and supplemental data:
Net assets end of year (000’s)	$238,515		$268,105	$282,926	$274,788	$341,136
Expenses to average net assets
Excluding waiver and/or reimbursement	0.44%		0.43%	0.42%	0.41%	0.40%
Including waiver and/or reimbursement	0.39%	(B)(C)	0.40%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets	1.35%	(B)	0.21%	1.17%	0.48%	1.43%
Portfolio turnover rate	52%		54%	81%	99%	103%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Core Bond
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	3.46%		0.46%	6.32%	(0.96)%	8.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,144,864		$1,282,948	$1,354,476	$1,336,211	$1,470,033
Expenses to average net assets
Excluding waiver and/or reimbursement	0.37%		0.37%	0.38%	0.39%	0.39%
Including waiver and/or reimbursement	0.35%	(B)(C)	0.37%	0.38%	0.39%	0.39%
Net investment income (loss) to average net assets	2.36%	(B)	2.27%	2.58%	2.64%	3.03%
Portfolio turnover rate	50%		46%	184%	200%	297%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	High Yield Bond
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012
Total return (A)	15.44%		(4.13)%	3.16%		7.48%		15.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$831,383		$748,987	$876,775		$856,906		$819,993
Expenses to average net assets
Excluding waiver and/or reimbursement	0.57%		0.58%	0.58%	(B)	0.59%	(B)	0.59%	(B)
Including waiver and/or reimbursement	0.55%	(C)(D)	0.58%	0.58%	(B)	0.59%	(B)	0.59%	(B)
Net investment income (loss) to average net assets	6.08%	(C)	5.72%	5.87%	(E)	6.37%	(E)	7.23%	(E)
Portfolio turnover rate	38%		44%	97%	(F)	51%	(F)	102%	(F)

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(E)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

	Balanced
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	8.29%		0.57%	10.99%	18.33%	13.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$149,958		$151,593	$147,564	$123,270	$109,602
Expenses to average net assets
Excluding waiver and/or reimbursement	0.53%		0.54%	0.58%	0.63%	0.61%
Including waiver and/or reimbursement	0.47%	(B)(C)	0.50%	0.50%	0.50%	0.50%
Net investment income (loss) to average net assets	1.76%	(B)	1.60%	1.69%	1.44%	1.82%
Portfolio turnover rate	37%		50%	92%	123%	150%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.05% higher and 0.05% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Large Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	9.43%		(0.36)%	9.82%	38.08%	17.39%
Ratio and supplemental data:
Net assets end of year (000’s)	$793,710		$826,422	$920,253	$924,277	$785,039
Expenses to average net assets (B)
Excluding waiver and/or reimbursement	0.47%		0.47%	0.47%	0.48%	0.48%
Including waiver and/or reimbursement	0.46%	(C)(D)	0.47%	0.47%	0.48%	0.48%
Net investment income (loss) to average net assets (E)	2.08%	(C)	1.48%	1.24%	1.69%	2.08%	(F)
Portfolio turnover rate (G)	48%		65%	69%	99%	48%

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(E)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(F)	Includes litigation proceeds received during the year that represented 0.15%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

	Large Core
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	8.13%		(0.78)%	15.16%	37.28%	17.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$287,551		$323,369	$347,382	$309,735	$244,984
Expenses to average net assets
Excluding waiver and/or reimbursement	0.64%		0.63%	0.63%	0.64%	0.64%
Including waiver and/or reimbursement	0.62%	(B)(C)	0.63%	0.63%	0.64%	0.64%
Net investment income (loss) to average net assets	1.92%	(B)	1.27%	1.02%	1.41%	1.68%
Portfolio turnover rate	47%		64%	70%	116%	54%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	Large Growth
	December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
Total return (A)	1.06%		9.17%		10.75%		35.32%		14.91%
Ratio and supplemental data:
Net assets end of year (000’s)	$823,068		$925,458		$926,582		$942,018		$825,014
Expenses to average net assets
Excluding waiver and/or reimbursement	0.65%		0.64%	(B)	0.65%	(B)	0.66%	(B)	0.66%	(B)
Including waiver and/or reimbursement	0.63%	(C)(D)	0.64%	(B)	0.65%	(B)	0.65%	(B)	0.65%	(B)
Net investment income (loss) to average net assets	0.41%	(C)	0.33%	(E)	0.42%	(E)	0.57%	(E)	0.75%	(E)
Portfolio turnover rate	36%		33%	(F)	73%	(F)	49%	(F)	53%	(F)

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(E)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Mid Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	15.96%		(0.46)%	12.97%	32.99%	19.50%
Ratio and supplemental data:
Net assets end of year (000’s)	$870,701		$801,854	$868,934	$975,081	$777,964
Expenses to average net assets
Excluding waiver and/or reimbursement	0.69%		0.69%	0.70%	0.70%	0.70%
Including waiver and/or reimbursement	0.68%	(B)(C)	0.69%	0.70%	0.70%	0.70%
Net investment income (loss) to average net assets	1.10%	(B)	1.28%	1.32%	0.93%	1.36%
Portfolio turnover rate	50%		37%	92%	53%	71%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	Mid Growth
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Total return (A)	12.32%		(1.37)%	8.04%	30.35%		13.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$100,974		$107,745	$126,129	$150,143		$164,933
Expenses to average net assets
Excluding waiver and/or reimbursement	0.80%		0.76%	0.76%	0.77%		0.76%
Including waiver and/or reimbursement	0.75%	(B)(C)	0.75%	0.75%	0.75%		0.75%
Net investment income (loss) to average net assets	0.11%	(B)	(0.12)%	0.60%	(0.00)%	(D)	0.10%
Portfolio turnover rate	79%		70%	60%	234%		178%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(D)	Rounds to less than 0.01% or (0.01)%.

	Small Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	19.48%		(6.12)%	7.38%	34.10%	16.11%
Ratio and supplemental data:
Net assets end of year (000’s)	$70,636		$67,821	$76,593	$82,298	$70,183
Expenses to average net assets
Excluding waiver and/or reimbursement	0.93%		0.90%	0.88%	0.88%	0.88%
Including waiver and/or reimbursement	0.86%	(B)(C)	0.85%	0.85%	0.85%	0.85%
Net investment income (loss) to average net assets	0.92%	(B)	0.97%	0.99%	0.57%	1.41%
Portfolio turnover rate	89%		133%	18%	16%	15%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Small Core
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	23.33%		(9.47)%	4.21%	33.62%	15.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$253,631		$231,619	$306,291	$334,182	$296,936
Expenses to average net assets
Excluding waiver and/or reimbursement	0.84%		0.84%	0.83%	0.84%	0.84%
Including waiver and/or reimbursement	0.81%	(B)(C)	0.84%	0.83%	0.84%	0.84%
Net investment income (loss) to average net assets	1.07%	(B)	1.08%	1.05%	0.74%	1.07%
Portfolio turnover rate	122%		132%	148%	195%	59%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.04% higher and 0.04% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	Small Growth
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	20.67%		3.55%	3.13%	37.97%	1.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$70,880		$66,942	$66,461	$73,064	$58,300
Expenses to average net assets
Excluding waiver and/or reimbursement	0.95%		0.91%	0.91%	0.93%	0.94%
Including waiver and/or reimbursement	0.92%	(B)(C)	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	(0.29)%	(B)	0.01%	(0.37)%	(0.46)%	(0.20)%
Portfolio turnover rate	75%		53%	78%	72%	209%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	International Equity
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	2.30%		(2.47)%	(7.74)%	13.92%	17.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$363,305		$404,276	$499,180	$612,105	$614,432
Expenses to average net assets
Excluding waiver and/or reimbursement	0.85%		0.82%	0.83%	0.85%	0.82%
Including waiver and/or reimbursement	0.82%	(B)(C)	0.82%	0.83%	0.85%	0.82%
Net investment income (loss) to average net assets	2.25%	(B)	2.32%	2.80%	1.31%	1.65%
Portfolio turnover rate	23%		23%	28%	116%	23%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Partners Portfolios (the “Series Portfolio”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a series trust under the laws of the State of New York. The Series Portfolio applies investment company accounting and reporting guidance. The Series Portfolio is composed of fifteen different series that are, in effect, separate investment funds. The portfolios (each, a “Portfolio” and collectively, the “Portfolios”) are listed below. Each Portfolio issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Portfolios. Accredited investors include investment companies, insurance company separate accounts, common or commingled trust funds, or other similar organizations or entities.

Portfolio
Transamerica Partners Government Money Market Portfolio (“Government Money Market”) (A)
Transamerica Partners High Quality Bond Portfolio (“High Quality Bond”)
Transamerica Partners Inflation-Protected Securities Portfolio (“Inflation-Protected Securities”)
Transamerica Partners Core Bond Portfolio (“Core Bond”)
Transamerica Partners High Yield Bond Portfolio (“High Yield Bond”)
Transamerica Partners Balanced Portfolio (“Balanced”)
Transamerica Partners Large Value Portfolio (“Large Value”)
Transamerica Partners Large Core Portfolio (“Large Core”)
Transamerica Partners Large Growth Portfolio (“Large Growth”)
Transamerica Partners Mid Value Portfolio (“Mid Value”)
Transamerica Partners Mid Growth Portfolio (“Mid Growth”)
Transamerica Partners Small Value Portfolio (“Small Value”)
Transamerica Partners Small Core Portfolio (“Small Core”)
Transamerica Partners Small Growth Portfolio (“Small Growth”)
Transamerica Partners International Equity Portfolio (“International Equity”)

(A)	Formerly, Transamerica Partners Money Market Portfolio. The Portfolio transitioned from a “prime” money market portfolio to a “government” money market portfolio on May 1, 2016.

The Portfolios’ Board of Trustees (the “Board”) approved the reorganization of each Portfolio (the “Target Portfolios”) into a new and existing series of Transamerica Funds (the “Destination Funds”).

The proposed reorganizations into existing Destination Funds are as follows:

Target Portfolio	Destination Fund
Government Money Market	Transamerica Government Money Market
Core Bond	Transamerica Intermediate Bond
High Yield Bond	Transamerica High Yield Bond
Mid Value	Transamerica Mid Cap Value Opportunities
Mid Growth	Transamerica Mid Cap Growth
Small Value	Transamerica Small Cap Value
Small Core	Transamerica Small Cap Core
Small Growth	Transamerica Small Cap Growth
International Equity	Transamerica International Equity

The proposed reorganizations into newly organized Destination Funds are as follows:

Target Portfolio	Destination Fund
High Quality Bond	Transamerica High Quality Bond
Inflation-Protected Securities	Transamerica Inflation-Protected Securities
Balanced	Transamerica Balanced II
Large Value	Transamerica Large Value Opportunities
Large Core	Transamerica Large Core
Large Growth	Transamerica Large Growth

Each proposed reorganization is subject to Target Portfolio shareholder approval and other closing conditions. If the reorganizations are consummated, Target Portfolio shareholders will receive newly-issued Class I3 shares of the corresponding Destination Fund.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

1. ORGANIZATION (continued)

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolios. TAM provides continuous and regular investment management services to the Portfolios.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolios and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolios employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolios’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolios; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; oversight of other service providers to the Portfolios, such as the custodian, the transfer agent, the Portfolios’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolios; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM’s investment management services include the provision of supervisory and administrative services to the Portfolios. TAM, not the Portfolios, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolios’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolios.

Foreign currency denominated investments: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolios are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign taxes: The Portfolios may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolios may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolios invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash overdraft: Throughout the year, the Portfolios may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolios with broker/dealers with which other funds or portfolios advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolios. In no event will commissions paid by the Portfolios be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statements of Operations. For the year ended December 31, 2016, commissions recaptured are listed in the subsequent table. Portfolios not listed do not have any commissions recaptured during the year ended December 31, 2016.

Portfolio	Commissions Recaptured
Large Growth	$20,287
Mid Value	36,984
Small Growth	6,048
International Equity	10,164

Indemnification: In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios and/or their affiliates that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolios value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolios’ investments, at December 31, 2016, is disclosed within the Security Valuation section of each Portfolio’s Schedule of Investments.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolios use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolios’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government securities: Foreign government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolios, with the exception of Government Money Market, normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Government Money Market values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolios using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolios to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolios assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolios that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolios have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolios may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolios held no unsecured loan participations at December 31, 2016. Open secured loan participations and assignments at December 31, 2016, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Net unrealized appreciation (depreciation) on investments to Interest receivable within the Statements of Assets and Liabilities.

PIKs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolios may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments held at December 31, 2016, if any, are identified within the Schedule of Investments. Open balances at December 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment purchased or sold within the Statements of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): Certain Portfolios may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolios may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolios engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolios to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolios will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolios if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolios are delayed or prevented from completing the transaction. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolios sell a security on a delayed-delivery basis, the Portfolios do not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolios invest borrowing proceeds in other securities, the Portfolios will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolios may borrow on a secured or on an unsecured basis. If the Portfolios enter into a secured borrowing arrangement, a portion of the Portfolios’ assets will be used as collateral. The 1940 Act requires the Portfolios to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Portfolios’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolios may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolios pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolios to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolios may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolios may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolios in the case of default of any securities borrower.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolios seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. Net income from securities lending within the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolios purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolios’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolios will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolios and their counterparties that provide for the net settlement of all transactions and collateral with the Portfolios, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Inflation-Protected Securities
Securities Lending Transactions
U.S. Government Obligations	$3,710,264	$—	$—	$—	$3,710,264
Total Borrowings	$3,710,264	$—	$—	$—	$3,710,264

Core Bond
Securities Lending Transactions
Corporate Debt Securities	$8,789,054	$—	$—	$—	$8,789,054
Foreign Government Obligations	4,663,360	—	—	—	4,663,360
U.S. Government Obligations	9,263,823	—	—	—	9,263,823
Preferred Stocks	2,628	—	—	—	2,628
Total Securities Lending Transactions	$22,718,865	$—	$—	$—	$22,718,865
Total Borrowings	$22,718,865	$—	$—	$—	$22,718,865

Balanced
Securities Lending Transactions
Common Stocks	$181,561	$—	$—	$—	$181,561
Corporate Debt Securities	195,614	—	—	—	195,614
U.S. Government Obligations	92,370	—	—	—	92,370
Total Securities Lending Transactions	$469,545	$—	$—	$—	$469,545
Total Borrowings	$469,545	$—	$—	$—	$469,545

Large Value
Securities Lending Transactions
Common Stocks	$26,484,752	$—	$—	$—	$26,484,752
Total Borrowings	$26,484,752	$—	$—	$—	$26,484,752

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Large Core
Securities Lending Transactions
Common Stocks	$7,149,063	$—	$—	$—	$7,149,063
Total Borrowings	$7,149,063	$—	$—	$—	$7,149,063

Large Growth
Securities Lending Transactions
Common Stocks	$13,873,997	$—	$—	$—	$13,873,997
Total Borrowings	$13,873,997	$—	$—	$—	$13,873,997

Mid Value
Securities Lending Transactions
Common Stocks	$20,756,987	$—	$—	$—	$20,756,987
Total Borrowings	$20,756,987	$—	$—	$—	$20,756,987

Mid Growth
Securities Lending Transactions
Common Stocks	$1,861,200	$—	$—	$—	$1,861,200
Total Borrowings	$1,861,200	$—	$—	$—	$1,861,200

Small Value
Securities Lending Transactions
Common Stocks	$6,273,175	$—	$—	$—	$6,273,175
Total Borrowings	$6,273,175	$—	$—	$—	$6,273,175

Small Core
Securities Lending Transactions
Common Stocks	$16,227,648	$—	$—	$—	$16,227,648
Total Borrowings	$16,227,648	$—	$—	$—	$16,227,648

Small Growth
Securities Lending Transactions
Common Stocks	$6,711,735	$—	$—	$—	$6,711,735
Total Borrowings	$6,711,735	$—	$—	$—	$6,711,735

International Equity
Securities Lending Transactions
Common Stocks	$18,081,194	$—	$—	$—	$18,081,194
Total Borrowings	$18,081,194	$—	$—	$—	$18,081,194

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolios’ investment objectives allow the Portfolios to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolios’ investment objectives, the Portfolios may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolios.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolios are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolios will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolios. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolios’ exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolios are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Government Money Market, may enter into option contracts to manage exposure to various market fluctuations. The Portfolios may purchase or write call and put options on securities and derivative instruments in which each Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on futures: The Portfolios may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolios the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Inflation-capped options: The Portfolios may purchase or write inflation-capped options. Purchasing or writing inflation-capped options gives the Portfolios the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolios from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products.

Options on foreign currency: The Portfolios may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolios the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolios may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolios pay premiums, which are included within the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolios write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

As of December 31, 2016, transactions in written options are as follows:

	Call Options		Put Options
Inflation-Protected Securities	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2015	$—	—	$—	—
Options written	72,649	515	233,602	1,124
Options closed	(25,838)	(83)	(27,944)	(86)
Options expired	(46,811)	(432)	(96,249)	(839)
Options exercised	—	—	—	—
Balance at December 31, 2016	$—	—	$109,409	199

As of December 31, 2016, transactions in written foreign exchange options, inflation-capped options, and swaptions are as follows:

	Call Options
Inflation-Protected Securities	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2015	$724,955	AUD	—	CHF	2,950,000	EUR	3,545,000	GBP	1,820,000	NZD	4,105,000	USD	53,140,000
Options written	1,264,882		21,540,000		—		14,690,000		9,045,000		7,860,000		106,920,000
Options closed	(633,094)		(14,270,000)		—		(4,895,000)		(5,660,000)		—		(43,280,000)
Options expired	(639,892)		(7,270,000)		(2,950,000)		(12,270,000)		(5,205,000)		(11,965,000)		(46,320,000)
Options exercised	(562,832)		—		—		—		—		—		(54,360,000)
Balance at December 31, 2016	$154,019	AUD	—	CHF	—	EUR	1,070,000	GBP	—	NZD	—	USD	16,100,000

	Put Options
Inflation-Protected Securities	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2015	$681,358	AUD	—	CAD	21,675,000	CHF	—	EUR	5,675,000	GBP	—	NZD	—	USD	20,020,000
Options written	1,376,036		7,270,000		13,995,000		2,560,000		20,035,000		20,880,000		3,930,000		67,935,000
Options closed	(952,013)		(3,625,000)		(7,225,000)		—		(3,585,000)		(12,290,000)		—		(44,870,000)
Options expired	(595,873)		(3,645,000)		(28,445,000)		—		(14,205,000)		(8,590,000)		(3,930,000)		(5,375,000)
Options exercised	(247,138)		—		—		—		—		—		—		(21,610,000)
Balance at December 31, 2016	$262,370	AUD	—	CAD	—	CHF	2,560,000	EUR	7,920,000	GBP	—	NZD	—	USD	16,100,000

Open option contracts at December 31, 2016, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolios and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolios, with the exception of Government Money Market, may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of Net realized gain (loss) within the Statements of Operations.

Interest rate swap agreements: The Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolios enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Portfolios with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statements of Assets and Liabilities.

Open OTC swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statements of Assets and Liabilities.

Futures contracts: The Portfolios are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Government Money Market, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolios are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolios, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolios. Upon entering into such contracts, the Portfolios bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Portfolios are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Government Money Market, may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2016, if any, are listed within the Schedule of Investments.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and each Portfolio’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016. Portfolios not listed in the subsequent tables do not have any derivative investments during the year ended December 31, 2016.

Asset Derivatives
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (A) (B)	$673,031	$82,548	$—	$—	$—	$755,579
Centrally cleared swap agreements, at value (B) (C)	352,696	—	—	—	—	352,696
OTC swap agreements, at value	9,588	—	—	—	—	9,588
Net unrealized appreciation on futures contracts (B) (D)	213,771	—	—	—	—	213,771
Unrealized appreciation on forward foreign currency contracts	—	246,881	—	—	—	246,881
Total	$1,249,086	$329,429	$—	$—	$—	$1,578,515

Liability Derivatives
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Written options and swaptions, at value (B)	$(208,216)	$(80,410)	$—	$—	$—	$(288,626)
Centrally cleared swap agreements, at value (B) (C)	(71,821)	—	—	—	—	(71,821)
OTC swap agreements, at value	(15,477)	—	—	—	—	(15,477)
Net unrealized depreciation on futures contracts (B) (D)	(493,361)	—	—	—	—	(493,361)
Unrealized depreciation on forward foreign currency contracts	—	(123,676)	—	—	—	(123,676)
Total	$(788,875)	$(204,086)	$—	$—	$—	$(992,961)

Balanced
Net unrealized depreciation on futures contracts (B) (D)	$—	$—	$(6,112)	$—	$—	$(6,112)
Total	$—	$—	$(6,112)	$—	$—	$(6,112)

(A)	Included within Investments, at value on the Statements of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (A)	$(332,104)	$(1,448,552)	$—	$—	$—	$(1,780,656)
Written options and swaptions	12,905	1,073,621	—	—	—	1,086,526
Swap agreements	(659,014)	—	—	—	—	(659,014)
Futures contracts	(518,710)	—	—	—	—	(518,710)
Forward foreign currency contracts (B)	—	(1,094,433)	—	—	—	(1,094,433)
Total	$(1,496,923)	$(1,469,364)	$—	$—	$—	$(2,966,287)

Balanced
Futures contracts	$—	$—	$92,868	$—	$—	$92,868
Total	$—	$—	$92,868	$—	$—	$92,868

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (C)	$2,564	$(20,014)	$—	$—	$—	$(17,450)
Written options and swaptions	(147,145)	(120,062)	—	—	—	(267,207)
Swap agreements	587,131	—	—	—	—	587,131
Futures contracts	(301,696)	—	—	—	—	(301,696)
Forward foreign currency contracts (D)	—	470,121	—	—	—	470,121
Total	$140,854	$330,045	$—	$—	$—	$470,899

Balanced
Futures contracts	$—	$—	$(15,080)	$—	$—	$(15,080)
Total	$—	$—	$(15,080)	$—	$—	$(15,080)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statements of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statements of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statements of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

	Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Portfolio	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
Inflation- Protected Securities	$634,540	$779,789	$(417,962)	$(468,498)	$26,360,892	49,480,769	(185,365,385)	$ 9,277,672	$20,736,937	$7,246,083
Balanced	—	—	—	—	—	454	—	—	—	—

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolios and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolios exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolios’ net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolios may be required to post collateral on derivatives if the Portfolios are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolios fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolios’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolios as of December 31, 2016. For

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

financial reporting purposes, the Portfolios do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement within the Statements of Assets and Liabilities. See the Repurchase agreement section within these notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Portfolios not listed in the subsequent tables do not have master netting agreements for open derivative positions.

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Inflation-Protected Securities
Bank of America, N.A.	$66,003	$—	$—	$66,003	$—	$—	$—	$—
Citibank N.A.	5,152	(5,152)	—	—	59,681	(5,152)	—	54,529
Commonwealth Bank of Australia	58,009	—	—	58,009	—	—	—	—
Deutsche Bank AG	640,486	(344,940)	(295,546)	—	344,940	(344,940)	—	—
Goldman Sachs Bank	94,517	—	—	94,517	—	—	—	—
HSBC Bank USA	6,566	—	—	6,566	—	—	—	—
Morgan Stanley Capital Services Inc.	—	—	—	—	776	—	—	776
National Australia Bank	2,863	—	—	2,863	—	—	—	—
UBS AG	14,624	(616)	—	14,008	616	(616)	—	—
Other Derivatives (C)	690,295	—	—	690,295	586,948	—	—	586,948
Total	$1,578,515	$(350,708)	$(295,546)	$932,261	$992,961	$(350,708)	$—	$642,253

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented in the Schedules of Investments.

7. RISK FACTORS

Investing in the Portfolios may involve certain risks, as discussed in the Portfolios’ prospectuses, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Inflation-protected security risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. RISK FACTORS (continued)

Money market reform risk: The Portfolio operates as a “government” money market portfolio under new federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on Portfolio redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

Money market risk: There is no assurance a money market fund will avoid principal losses if its holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, a money market fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of an investment, it is possible to lose money by investing in it.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Portfolios’ investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of Government Money Market, Core Bond, High Yield Bond and Balanced. TAM and AUIM are affiliates of Aegon NV.

Certain officers and trustees of the Series Portfolio and of the entities that invest in the Series Portfolio are also officers and/or trustees of TAM or its affiliates. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Series Portfolio or from the entities that invest in the Series Portfolio.

As of December 31, 2016, the percentage of each Portfolio owned by an affiliated investment company or subsidiary are reflected in the following tables.

Transamerica Partners Funds Group (“TPFG”) is an open-end management investment company. As of December 31, 2016, the percentage of each Portfolio that is owned by TPFG is as follows:

TPFG	Investments in Portfolio
Government Money Market	67.25%
High Quality Bond	31.36
Inflation-Protected Securities	48.77
Core Bond	31.98
High Yield Bond	14.77
Balanced	60.17
Large Value	29.38
Stock Index	2.90
Large Core	27.75
Large Growth	28.34
Mid Value	15.10
Mid Growth	50.07
Small Value	52.71
Small Core	27.67
Small Growth	58.49
International Equity	37.93

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Partners Funds Group II (“TPFG II”) is an open-end management investment company. As of December 31, 2016, the percentage of each Portfolio that is owned by TPFG II is as follows:

TPFG II	Investments in Portfolio
Government Money Market	22.04%
High Quality Bond	17.12
Inflation-Protected Securities	26.68
Core Bond	28.43
High Yield Bond	43.64
Balanced	3.63
Large Value	12.49
Stock Index	5.74
Large Core	3.70
Large Growth	12.29
Mid Value	51.95
Mid Growth	16.61
Small Value	10.02
Small Core	5.63
Small Growth	16.25
International Equity	11.29

Transamerica Financial Life Insurance Company (“TFLIC”) is a wholly-owned subsidiary of Aegon USA. As of December 31, 2016, the percentage of each Portfolio that is owned by TFLIC sub-accounts is as follows:

TFLIC Sub-accounts	Investments in Portfolio
Government Money Market	2.85%
High Quality Bond	15.05
Inflation-Protected Securities	10.01
Core Bond	13.57
High Yield Bond	5.63
Balanced	35.49
Large Value	40.51
Large Core	58.33
Large Growth	44.13
Mid Value	7.92
Mid Growth	0.53
Small Value	0.77
Small Core	56.73
Small Growth	0.79
International Equity	29.38

Transamerica Retirement Solutions Collective Trust (“CIT”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of Aegon USA. As of December 31, 2016, the percentage of each Portfolio that is owned by CIT sub-accounts is as follows:

CIT Sub-accounts	Investments in Portfolio
Government Money Market	7.84%
High Quality Bond	28.22
Inflation-Protected Securities	9.90
Core Bond	21.21
High Yield Bond	17.70
Balanced	0.46
Large Value	13.42
Large Core	5.43
Large Growth	12.79

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

CIT Sub-accounts	Investments in Portfolio
Mid Value	4.01%
Mid Growth	18.48
Small Value	29.66
Small Core	8.58
Small Growth	17.64
International Equity	15.93

Transamerica Partners Collective Trust Funds (“CTF”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of Aegon USA. As of December 31, 2016, the percentage of each Portfolio that is owned by CTF sub-accounts is as follows:

CTF Sub-accounts	Investments in Portfolio
Government Money Market	0.02%
High Quality Bond	8.25
Inflation-Protected Securities	4.64
Core Bond	4.80
High Yield Bond	18.26
Large Value	4.02
Large Core	4.79
Large Growth	2.36
Mid Value	21.02
Mid Growth	14.31
Small Value	6.84
Small Core	1.39
Small Growth	6.83
International Equity	5.47

Investment advisory fees: TAM manages the assets of each Portfolio of the Series Portfolio pursuant to the investment advisory agreement with the Series Portfolio. Each Portfolio pays an advisory fee to TAM based on daily Average Net Assets (“ANA”) at the following annual rates:

Portfolio	Rate
Government Money Market
Effective May 2, 2016
First $1 billion	0.2500%
Over $1 billion up to $3 billion	0.2400
Over $3 billion	0.2300
Prior to May 2, 2016	0.2500
High Quality Bond	0.3500
Inflation-Protected Securities	0.3500
Core Bond
First $2 billion	0.3500
Over $2 billion	0.3350
High Yield Bond
First $1.25 billion	0.5500
Over $1.25 billion up to $2 billion	0.5250
Over $2 billion	0.5000
Balanced	0.4500
Large Value (A)	0.4500
Large Core (A)	0.6000
Large Growth
First $2 billion	0.6200
Over $2 billion up to $3 billion	0.6100
Over $3 billion up to $4 billion	0.6000
Over $4 billion	0.5800

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio	Rate
Mid Value
First $750 million	0.6700%
Over $750 million up to $1.5 billion	0.6650
Over $1.5 billion up to $2 billion	0.6550
Over $2 billion	0.6475
Mid Growth	0.7200
Small Value
First $250 Million	0.8200
Over $250 million up to $500 million	0.7800
Over $500 million up to $750 million	0.7500
Over $750 million	0.7250
Small Core
First $300 million	0.8000
Over $300 million	0.7700
Small Growth
First $300 million	0.8400
Over $300 million	0.8000
International Equity
First $500 million	0.7400
Over $500 million up to $1 billion	0.7200
Over $1 billion up to $2 billion	0.6900
Over $2 billion	0.6600

(A)	TAM has voluntarily agreed to waive 0.05% of its management fee through May 1, 2017. These amounts are not subject to recapture by TAM in future years.

TAM has voluntarily agreed to waive and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs exceed the following stated annual operating expense limits. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations. Fee waivers and/or reimbursements are not subject to recapture by TAM in future years.

Portfolio	Operating Expense Limit	Operating Expense Limit Effective Through
Government Money Market	0.30%	May 1, 2017
High Quality Bond	0.40	May 1, 2017
Inflation-Protected Securities	0.40	May 1, 2017
Core Bond	0.40	May 1, 2017
High Yield Bond	0.60	May 1, 2017
Balanced	0.50	May 1, 2017
Large Value	0.50	May 1, 2017
Large Core	0.65	May 1, 2017
Large Growth	0.65	May 1, 2017
Mid Value	0.70	May 1, 2017
Mid Growth	0.75	May 1, 2017
Small Value	0.85	May 1, 2017
Small Core	0.85	May 1, 2017
Small Growth	0.90	May 1, 2017
International Equity	0.90	May 1, 2017

TAM also may waive and/or reimburse additional fees from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. Expenses waived and/or reimbursed that are unsettled at year end are included in Due from adviser within the Statements of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Series Portfolio to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees,

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolios incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolios are authorized to purchase or sell securities from and to other Portfolios within the Series Portfolios, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2016, the Portfolios engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) listed below. Portfolios not listed in the subsequent table did not have any 17a-7 transactions during the year.

Portfolio	Purchases	Sales	Net Realized Gains (Losses)
Large Growth	$98,702	$—	$—

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Portfolio	Long-Term	U.S. Government	Long-Term	U.S. Government
High Quality Bond	$164,034,941	$138,971,403	$194,131,072	$121,426,005
Inflation-Protected Securities	9,016,601	125,485,890	17,956,409	156,061,650
Core Bond	255,396,193	268,089,467	356,103,350	288,250,858
High Yield Bond	297,966,733	—	290,893,657	—
Balanced	42,266,328	9,828,941	53,411,097	9,141,105
Large Value	360,602,891	—	440,473,572	—
Large Core	134,519,269	—	184,553,801	—
Large Growth	308,334,804	—	431,873,536	—
Mid Value	399,981,752	—	443,857,427	—
Mid Growth	78,595,903	—	95,838,247	—
Small Value	57,381,491	—	65,575,457	—
Small Core	278,698,723	—	304,906,312	—
Small Growth	48,249,927	—	57,119,693	—
International Equity	83,217,424	—	120,954,136	—

10. FEDERAL INCOME TAXES

The Series Portfolio has received rulings from the Internal Revenue Service that each Portfolio will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Portfolios because taxable income/(loss) of each Portfolio is included in the income tax returns of the investors. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolios’ federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolios’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolios’ financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statements of Operations. The Portfolios identify their major tax jurisdictions as U.S. Federal, the states of Colorado and New York, and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. For tax purposes, each component of the Portfolios’ net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets. Each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains; which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, Late Year Ordinary Loss Deferrals, paydown gain/loss, foreign capital gains tax, and return of capital distributions from underlying investments.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolios’ financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolios’ financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolios’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolios in September 2016 as a reimbursement. The amounts applicable to each Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Partners Portfolios	Annual Report 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Owners of Beneficial Interests of the Transamerica Partners Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Partners Portfolios (comprising, respectively, Government Money Market Portfolio (formerly, Money Market Portfolio), High Quality Bond Portfolio, Inflation-Protected Securities Portfolio, Core Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Large Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Mid Value Portfolio, Mid Growth Portfolio, Small Value Portfolio, Small Core Portfolio, Small Growth Portfolio and International Equity Portfolio) (collectively, the “Portfolios”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Transamerica Partners Portfolios at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Partners Portfolios	Annual Report 2016

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of each Portfolio by its officers. The Board also reviews the management of each Portfolio’s assets by the investment manager and its respective sub-adviser.

The Portfolios are among the portfolios advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds (“TF”), Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 184 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

The Board Members of each Trust and each Portfolio Trust, their age, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

				184	Director, Massachusetts Fidelity Trust Company (since 2014); Director, Aegon Global Funds (since 2016)

Transamerica Partners Portfolios	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (68)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	184	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (64)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	184	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (60)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 –present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015);	184	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Partners Portfolios	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (70)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	184	N/A
Russell A. Kimball, Jr. (72)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	184	N/A
Patricia L. Sawyer (66)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present);	184	Honorary Trustee, Bryant University (1996 – present)

Transamerica Partners Portfolios	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)

Board Member, TIS (2007 – 2015);

Board Member, TII (2008 – 2010);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.

John W. Waechter (64)	Board Member	Since 2007	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	184	Operation PAR, Inc. (non-profit organization) (2008 – present); Remember Honor Support, Inc. (non-profit organization) (2013 – present) Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Partners Portfolios	Annual Report 2016

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with each Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See previous table.
Tané T. Tyler (51)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Assistant General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005-2013).

Christopher A. Staples (46)	Vice President and Chief Investment Officer, Advisory Services	Since 2007

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Senior Director, Investments, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer
(2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (55)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Transamerica Partners Portfolios	Annual Report 2016

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (46)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (48)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).

Scott M. Lenhart (55)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of each Trust.

Transamerica Partners Portfolios	Annual Report 2016

Appendix B

Master Investment Portfolio —

S&P 500 Index Master Portfolio

(This page intentionally left blank)

Master Portfolio Information	S&P 500 Index Master Portfolio

As of December 31, 2016

Ten Largest Holdings	Percent of Net Assets

Apple, Inc.	3%
Microsoft Corp.	2
Exxon Mobil Corp.	2
Johnson & Johnson	2
Berkshire Hathaway, Inc., Class B	2
JPMorgan Chase & Co.	2
Amazon.com, Inc.	2
General Electric Co.	1
Facebook, Inc., Class A	1
AT&T, Inc.	1

Sector Allocation	Percent of Net Assets

Information Technology	20%
Financials	15
Health Care	13
Consumer Discretionary	12
Industrials	10
Consumer Staples	9
Energy	7
Utilities	3
Real Estate	3
Materials	3
Telecommunication Services	3
Short-Term Securities	6
Liabilities in Excess of Other Assets	(4)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	1

Schedule of Investments December 31, 2016	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense – 2.1%
Boeing Co.	286,301	$44,571,341
General Dynamics Corp.	142,615	24,623,906
L3 Technologies, Inc.	39,847	6,061,127
Lockheed Martin Corp.	125,045	31,253,747
Northrop Grumman Corp.	87,897	20,443,084
Raytheon Co.	145,824	20,707,008
Rockwell Collins, Inc.	66,880	6,203,789
Textron, Inc.	138,123	6,707,253
TransDigm Group, Inc.	25,727	6,404,994
United Technologies Corp.	382,047	41,879,992

		208,856,241

Air Freight & Logistics – 0.7%
C.H. Robinson Worldwide, Inc.	68,910	5,048,347
Expeditors International of Washington, Inc.	87,426	4,630,081
FedEx Corp.	122,908	22,885,469
United Parcel Service, Inc., Class B	344,976	39,548,049

		72,111,946

Airlines – 0.6%
Alaska Air Group, Inc.	59,437	5,273,845
American Airlines Group, Inc.	255,882	11,947,130
Delta Air Lines, Inc.	371,398	18,269,068
Southwest Airlines Co.	311,826	15,541,408
United Continental Holdings, Inc. (a)	141,671	10,324,982

		61,356,433

Auto Components – 0.4%
BorgWarner, Inc.	97,256	3,835,777
Delphi Automotive PLC	137,802	9,280,965
Goodyear Tire & Rubber Co.	126,730	3,912,155
Johnson Controls International PLC	469,396	19,334,421

		36,363,318

Automobiles – 0.5%
Ford Motor Co.	1,957,534	23,744,887
General Motors Co.	697,168	24,289,333
Harley-Davidson, Inc.	86,337	5,036,901

		53,071,121

Banks – 6.6%
Bank of America Corp.	5,049,065	111,584,336
BB&T Corp.	407,895	19,179,223
Citigroup, Inc.	1,425,511	84,718,119
Citizens Financial Group, Inc.	250,840	8,937,429
Comerica, Inc.	83,973	5,719,401
Fifth Third Bancorp	386,176	10,415,167
Huntington Bancshares, Inc.	563,876	7,454,441
JPMorgan Chase & Co.	1,786,192	154,130,508
KeyCorp	550,963	10,066,094
M&T Bank Corp.	78,484	12,277,252
PNC Financial Services Group, Inc. (b)	242,967	28,417,420
Regions Financial Corp.	606,104	8,703,653
SunTrust Banks, Inc.	242,119	13,280,227
US Bancorp	798,266	41,006,924
Wells Fargo & Co.	2,256,890	124,377,208
Zions Bancorporation	99,043	4,262,811

		644,530,213

Beverages – 2.0%
Brown-Forman Corp., Class B	88,073	3,956,239
Coca-Cola Co.	1,935,510	80,246,244

Common Stocks	Shares	Value

Beverages (continued)
Constellation Brands, Inc., Class A	88,632	$13,588,172
Dr. Pepper Snapple Group, Inc.	93,803	8,505,118
Molson Coors Brewing Co., Class B	92,939	9,043,894
Monster Beverage Corp. (a)	204,405	9,063,318
PepsiCo, Inc.	714,368	74,744,324

		199,147,309

Biotechnology – 2.7%
AbbVie, Inc.	811,275	50,802,041
Alexion Pharmaceuticals, Inc. (a)	112,354	13,746,512
Amgen, Inc.	371,257	54,281,486
Biogen, Inc. (a)	108,597	30,795,937
Celgene Corp. (a)	387,023	44,797,912
Gilead Sciences, Inc.	658,082	47,125,252
Regeneron Pharmaceuticals, Inc. (a)	37,862	13,898,762
Vertex Pharmaceuticals, Inc. (a)	124,833	9,196,447

		264,644,349

Building Products – 0.1%
Allegion PLC	46,307	2,963,648
Fortune Brands Home & Security, Inc.	74,315	3,972,880
Masco Corp.	159,453	5,041,904

		11,978,432

Capital Markets – 2.3%
Affiliated Managers Group, Inc. (a)	26,013	3,779,689
Ameriprise Financial, Inc.	77,946	8,647,329
Bank of New York Mellon Corp.	530,781	25,148,404
BlackRock, Inc. (b)	60,705	23,100,681
Charles Schwab Corp.	604,335	23,853,102
CME Group, Inc.	169,910	19,599,119
E*Trade Financial Corp. (a)	132,156	4,579,205
Franklin Resources, Inc.	169,699	6,716,686
Goldman Sachs Group, Inc.	184,920	44,279,094
Invesco Ltd.	197,938	6,005,439
Morgan Stanley	721,753	30,494,064
Northern Trust Corp.	108,330	9,646,787
State Street Corp.	182,484	14,182,657
T. Rowe Price Group, Inc.	120,020	9,032,705

		229,064,961

Chemicals – 2.0%
Air Products & Chemicals, Inc.	108,879	15,658,978
Albemarle Corp.	54,277	4,672,164
CF Industries Holdings, Inc.	113,423	3,570,556
Dow Chemical Co.	560,498	32,071,696
E.I. du Pont de Nemours & Co.	435,087	31,935,386
Eastman Chemical Co.	71,326	5,364,428
Ecolab, Inc.	131,026	15,358,868
FMC Corp.	64,613	3,654,511
International Flavors & Fragrances, Inc.	38,433	4,528,560
LyondellBasell Industries NV, Class A	169,086	14,504,197
Monsanto Co.	219,016	23,042,673
Mosaic Co.	169,100	4,959,703
PPG Industries, Inc.	133,084	12,611,040
Praxair, Inc.	143,021	16,760,631
Sherwin-Williams Co.	40,679	10,932,075

		199,625,466

Commercial Services & Supplies – 0.4%
Cintas Corp.	44,608	5,154,900
Iron Mountain, Inc.	116,875	3,796,100

See Notes to Financial Statements.

2	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value

Commercial Services & Supplies (continued)
Pitney Bowes, Inc.	89,617	$1,361,282
Republic Services, Inc.	112,575	6,422,404
Stericycle, Inc. (a)(c)	41,065	3,163,648
Waste Management, Inc.	203,532	14,432,454

		34,330,788

Communications Equipment – 1.0%
Cisco Systems, Inc.	2,507,254	75,769,216
F5 Networks, Inc. (a)(c)	31,969	4,626,554
Harris Corp.	63,726	6,530,003
Juniper Networks, Inc.	184,923	5,225,924
Motorola Solutions, Inc.	80,508	6,673,308

		98,825,005

Construction & Engineering – 0.1%
Fluor Corp.	67,239	3,531,392
Jacobs Engineering Group, Inc. (a)	58,635	3,342,195
Quanta Services, Inc. (a)	72,948	2,542,238

		9,415,825

Construction Materials – 0.2%
Martin Marietta Materials, Inc.	32,358	7,168,268
Vulcan Materials Co.	67,421	8,437,738

		15,606,006

Consumer Finance – 0.8%
American Express Co.	385,823	28,581,768
Capital One Financial Corp.	243,342	21,229,156
Discover Financial Services	194,901	14,050,413
Navient Corp.	153,087	2,515,219
Synchrony Financial	394,046	14,292,049

		80,668,605

Containers & Packaging – 0.3%
Avery Dennison Corp.	42,907	3,012,930
Ball Corp.	89,220	6,697,745
International Paper Co.	206,536	10,958,800
Sealed Air Corp.	95,178	4,315,370
WestRock Co.	128,949	6,546,741

		31,531,586

Distributors – 0.1%
Genuine Parts Co.	75,959	7,257,123
LKQ Corp. (a)	148,295	4,545,242

		11,802,365

Diversified Consumer Services – 0.0%
H&R Block, Inc.	105,795	2,432,227

Diversified Financial Services – 2.0%
Berkshire Hathaway, Inc., Class B (a)	947,142	154,365,203
Intercontinental Exchange, Inc.	299,246	16,883,459
Leucadia National Corp.	156,622	3,641,462
Moody’s Corp.	84,870	8,000,695
Nasdaq, Inc.	55,127	3,700,124
S&P Global, Inc.	131,038	14,091,827

		200,682,770

Diversified Telecommunication Services – 2.6%
AT&T, Inc.	3,065,558	130,378,182
CenturyLink, Inc.	279,747	6,652,383
Frontier Communications Corp.	566,447	1,914,591
Level 3 Communications, Inc. (a)	147,419	8,308,535

Common Stocks	Shares	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	2,034,884	$108,622,108

		255,875,799

Electric Utilities – 1.7%
American Electric Power Co., Inc.	244,920	15,420,163
Duke Energy Corp.	342,684	26,599,132
Edison International	162,774	11,718,100
Entergy Corp.	91,821	6,746,089
Eversource Energy	160,273	8,851,878
Exelon Corp.	462,136	16,401,207
FirstEnergy Corp.	217,965	6,750,376
NextEra Energy, Inc.	232,120	27,729,055
Pinnacle West Capital Corp.	53,175	4,149,245
PPL Corp.	340,652	11,599,201
Southern Co.	487,642	23,987,110
Xcel Energy, Inc.	254,902	10,374,511

		170,326,067

Electrical Equipment – 0.5%
Acuity Brands, Inc.	21,193	4,892,616
AMETEK, Inc.	112,229	5,454,329
Eaton Corp. PLC	227,209	15,243,452
Emerson Electric Co.	322,996	18,007,027
Rockwell Automation, Inc.	65,356	8,783,847

		52,381,271

Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp., Class A	154,857	10,406,390
Corning, Inc.	479,400	11,635,038
FLIR Systems, Inc.	66,290	2,399,035
TE Connectivity Ltd.	178,892	12,393,638

		36,834,101

Energy Equipment & Services – 1.2%
Baker Hughes, Inc.	212,601	13,812,687
FMC Technologies, Inc. (a)	108,950	3,870,993
Halliburton Co.	432,451	23,391,275
Helmerich & Payne, Inc.	52,182	4,038,887
National Oilwell Varco, Inc.	192,826	7,219,405
Schlumberger Ltd.	694,181	58,276,495
Transocean Ltd. (a)	187,343	2,761,436

		113,371,178

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	218,566	34,994,602
CVS Health Corp.	533,652	42,110,479
Kroger Co.	474,153	16,363,020
Sysco Corp.	253,556	14,039,396
Wal-Mart Stores, Inc.	752,069	51,983,009
Walgreens Boots Alliance, Inc.	427,565	35,385,280
Whole Foods Market, Inc.	153,943	4,735,287

		199,611,073

Food Products – 1.6%
Archer-Daniels-Midland Co.	289,497	13,215,538
Campbell Soup Co.	93,969	5,682,305
ConAgra Foods, Inc.	211,039	8,346,592
General Mills, Inc.	295,138	18,230,674
Hershey Co.	71,528	7,398,141
Hormel Foods Corp.	130,487	4,542,253
J.M. Smucker Co.	59,238	7,586,018
Kellogg Co.	127,046	9,364,561

See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	3

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value

Food Products (continued)
Kraft Heinz Co.	296,645	$25,903,041
McCormick & Co., Inc.	55,550	5,184,482
Mead Johnson Nutrition Co.	94,634	6,696,302
Mondelez International, Inc., Class A	771,221	34,188,227
Tyson Foods, Inc., Class A	143,629	8,859,037

		155,197,171

Health Care Equipment & Supplies – 2.2%
Abbott Laboratories	737,030	28,309,322
Baxter International, Inc.	236,367	10,480,513
Becton Dickinson & Co.	106,262	17,591,674
Boston Scientific Corp. (a)	682,965	14,772,533
C.R. Bard, Inc.	37,210	8,359,599
Cooper Cos., Inc. (c)	23,536	4,117,152
Dentsply Sirona, Inc.	112,516	6,495,549
Edwards Lifesciences Corp. (a)	107,404	10,063,755
Hologic, Inc. (a)	134,097	5,379,972
Intuitive Surgical, Inc. (a)	19,420	12,315,581
Medtronic PLC	686,827	48,922,687
St. Jude Medical, Inc.	143,674	11,521,218
Stryker Corp.	155,374	18,615,359
Varian Medical Systems, Inc. (a)(c)	45,091	4,048,270
Zimmer Biomet Holdings, Inc.	100,936	10,416,595

		211,409,779

Health Care Providers & Services – 2.6%
Aetna, Inc.	175,241	21,731,636
AmerisourceBergen Corp.	82,298	6,434,881
Anthem, Inc.	131,564	18,914,956
Cardinal Health, Inc.	161,190	11,600,844
Centene Corp. (a)	82,444	4,658,911
Cigna Corp.	129,097	17,220,249
DaVita, Inc. (a)	80,059	5,139,788
Envision Healthcare Corp. (a)(c)	56,653	3,585,568
Express Scripts Holding Co. (a)	309,349	21,280,118
HCA Holdings, Inc. (a)	147,873	10,945,560
Henry Schein, Inc. (a)	39,497	5,992,090
Humana, Inc.	74,808	15,263,076
Laboratory Corp. of America Holdings (a)	52,431	6,731,092
McKesson Corp.	113,336	15,918,041
Patterson Cos., Inc.	40,235	1,650,842
Quest Diagnostics, Inc.	67,128	6,169,063
UnitedHealth Group, Inc.	475,170	76,046,207
Universal Health Services, Inc., Class B	43,506	4,628,168

		253,911,090

Health Care Technology – 0.1%
Cerner Corp. (a)	153,298	7,261,726

Hotels, Restaurants & Leisure – 1.5%
Carnival Corp.	209,037	10,882,466
Chipotle Mexican Grill, Inc. (a)	14,059	5,304,742
Darden Restaurants, Inc.	60,947	4,432,066
Marriott International, Inc., Class A	161,466	13,350,009
McDonald’s Corp.	414,977	50,511,000
Royal Caribbean Cruises Ltd.	85,737	7,033,864
Starbucks Corp.	728,104	40,424,334
Wyndham Worldwide Corp.	53,056	4,051,887
Wynn Resorts Ltd.	38,339	3,316,707
Yum! Brands, Inc.	175,992	11,145,573

		150,452,648

Common Stocks	Shares	Value

Household Durables – 0.5%
D.R. Horton, Inc.	163,589	$4,470,887
Garmin Ltd.	55,634	2,697,693
Harman International Industries, Inc.	33,696	3,745,647
Leggett & Platt, Inc.	64,547	3,155,057
Lennar Corp., Class A	103,147	4,428,101
Mohawk Industries, Inc. (a)	32,404	6,470,431
Newell Brands, Inc.	242,864	10,843,878
PulteGroup, Inc.	149,333	2,744,740
Whirlpool Corp.	38,547	7,006,688

		45,563,122

Household Products – 1.8%
Church & Dwight Co., Inc.	133,150	5,883,899
Clorox Co.	65,732	7,889,155
Colgate-Palmolive Co.	443,276	29,007,981
Kimberly-Clark Corp.	178,409	20,360,035
Procter & Gamble Co.	1,333,906	112,154,816

		175,295,886

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp.	318,258	3,698,158
NRG Energy, Inc.	152,241	1,866,475

		5,564,633

Industrial Conglomerates – 2.8%
3M Co.	299,845	53,543,322
Danaher Corp.	305,156	23,753,343
General Electric Co.	4,416,350	139,556,660
Honeywell International, Inc.	379,916	44,013,268
Roper Technologies, Inc.	51,309	9,393,652

		270,260,245

Insurance – 2.7%
Aflac, Inc.	205,738	14,319,365
Allstate Corp.	184,600	13,682,552
American International Group, Inc.	488,085	31,876,831
Aon PLC	131,982	14,719,952
Arthur J Gallagher & Co.	85,484	4,441,749
Assurant, Inc.	27,119	2,518,270
Chubb Ltd.	231,638	30,604,013
Cincinnati Financial Corp.	77,410	5,863,808
Hartford Financial Services Group, Inc.	186,374	8,880,721
Lincoln National Corp.	112,411	7,449,477
Loews Corp.	141,680	6,634,874
Marsh & McLennan Cos., Inc.	257,785	17,423,688
MetLife, Inc.	551,450	29,717,641
Principal Financial Group, Inc.	135,862	7,860,975
Progressive Corp.	292,168	10,371,964
Prudential Financial, Inc.	216,230	22,500,894
Torchmark Corp.	53,785	3,967,182
Travelers Cos., Inc.	142,438	17,437,260
Unum Group	113,303	4,977,401
Willis Towers Watson PLC	62,662	7,662,309
XL Group Ltd.	132,777	4,947,271

		267,858,197

Internet & Direct Marketing Retail – 2.2%
Amazon.com, Inc. (a)	196,944	147,682,397
Expedia, Inc.	61,589	6,976,802
Netflix, Inc. (a)	214,409	26,543,834
Priceline Group, Inc. (a)	24,664	36,158,904
TripAdvisor, Inc. (a)	55,172	2,558,326

		219,920,263

See Notes to Financial Statements.

4	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value

Internet Software & Services – 4.2%
Akamai Technologies, Inc. (a)	84,370	$5,625,791
Alphabet, Inc., Class A (a)	147,798	117,122,525
Alphabet, Inc., Class C (a)	148,250	114,422,315
eBay, Inc. (a)	520,802	15,462,611
Facebook, Inc., Class A (a)	1,168,915	134,483,671
VeriSign, Inc. (a)(c)	44,853	3,411,968
Yahoo!, Inc. (a)	439,431	16,992,797

		407,521,678

IT Services – 3.6%
Accenture PLC, Class A	309,612	36,264,854
Alliance Data Systems Corp.	28,262	6,457,867
Automatic Data Processing, Inc.	224,960	23,121,389
Cognizant Technology Solutions Corp., Class A (a)	304,349	17,052,674
CSRA, Inc.	70,321	2,239,021
Fidelity National Information Services, Inc.	163,935	12,400,043
Fiserv, Inc. (a)(c)	109,751	11,664,336
Global Payments, Inc.	74,184	5,149,111
International Business Machines Corp.	431,865	71,685,271
Mastercard, Inc., Class A	475,653	49,111,172
Paychex, Inc.	161,376	9,824,571
PayPal Holdings, Inc. (a)	560,959	22,141,052
Teradata Corp. (a)	62,967	1,710,813
Total System Services, Inc.	79,893	3,917,154
Visa, Inc., Class A	932,984	72,791,412
Western Union Co.	235,515	5,115,386
Xerox Corp.	411,011	3,588,126

		354,234,252

Leisure Products – 0.1%
Hasbro, Inc.	54,501	4,239,633
Mattel, Inc.	165,011	4,546,053

		8,785,686

Life Sciences Tools & Services – 0.6%
Agilent Technologies, Inc.	165,695	7,549,064
Illumina, Inc. (a)	73,845	9,455,114
Mettler-Toledo International, Inc. (a)	12,791	5,353,801
PerkinElmer, Inc.	52,828	2,754,980
Thermo Fisher Scientific, Inc.	197,497	27,866,827
Waters Corp. (a)	38,907	5,228,712

		58,208,498

Machinery – 1.5%
Caterpillar, Inc.	292,921	27,165,493
Cummins, Inc.	78,089	10,672,424
Deere & Co.	144,954	14,936,060
Dover Corp.	80,201	6,009,461
Flowserve Corp.	62,957	3,025,084
Fortive Corp.	152,436	8,175,143
Illinois Tool Works, Inc.	157,620	19,302,145
Ingersoll-Rand PLC	131,107	9,838,269
PACCAR, Inc.	176,612	11,285,507
Parker Hannifin Corp.	67,446	9,442,440
Pentair PLC	80,453	4,511,000
Snap-on, Inc.	30,107	5,156,426
Stanley Black & Decker, Inc.	76,773	8,805,095
Xylem, Inc.	86,523	4,284,619

		142,609,166

Common Stocks	Shares	Value

Media – 3.0%
CBS Corp., Class B	197,794	$12,583,654
Charter Communications, Inc., Class A (a)	108,108	31,126,455
Comcast Corp., Class A	1,189,563	82,139,325
Discovery Communications, Inc., Class A (a)(c)	72,862	1,997,148
Discovery Communications, Inc., Class C (a)	108,273	2,899,551
Interpublic Group of Cos., Inc.	194,178	4,545,707
News Corp., Class A	183,752	2,105,798
News Corp., Class B	53,983	636,999
Omnicom Group, Inc.	118,728	10,104,940
Scripps Networks Interactive, Inc., Class A	45,968	3,280,736
TEGNA, Inc.	103,491	2,213,673
Time Warner, Inc.	384,697	37,134,802
Twenty-First Century Fox, Inc., Class A	513,783	14,406,475
Twenty-First Century Fox, Inc., Class B	258,740	7,050,665
Viacom, Inc., Class B	178,557	6,267,351
Walt Disney Co.	730,897	76,174,085

		294,667,364

Metals & Mining – 0.3%
Arconic, Inc.	211,721	3,925,307
Freeport-McMoRan, Inc. (a)	628,531	8,290,324
Newmont Mining Corp.	268,012	9,131,169
Nucor Corp.	160,264	9,538,913

		30,885,713

Multi-Utilities – 1.3%
Alliant Energy Corp.	109,774	4,159,337
Ameren Corp.	124,636	6,538,405
CenterPoint Energy, Inc.	207,966	5,124,282
CMS Energy Corp.	144,104	5,997,608
Consolidated Edison, Inc.	152,303	11,221,685
Dominion Resources, Inc.	311,293	23,841,931
DTE Energy Co.	90,597	8,924,710
NiSource, Inc.	155,575	3,444,431
PG&E Corp.	251,300	15,271,501
Public Service Enterprise Group, Inc.	253,571	11,126,696
SCANA Corp.	69,011	5,057,126
Sempra Energy	125,244	12,604,556
WEC Energy Group, Inc.	159,093	9,330,804

		122,643,072

Multiline Retail – 0.5%
Dollar General Corp.	125,163	9,270,823
Dollar Tree, Inc. (a)	118,837	9,171,840
Kohl’s Corp.	87,034	4,297,739
Macy’s, Inc.	148,952	5,333,971
Nordstrom, Inc.	56,112	2,689,448
Target Corp.	282,654	20,416,099

		51,179,920

Oil, Gas & Consumable Fuels – 6.3%
Anadarko Petroleum Corp.	279,768	19,508,223
Apache Corp.	190,008	12,059,808
Cabot Oil & Gas Corp.	224,608	5,246,843
Chesapeake Energy Corp. (a)(c)	360,538	2,530,977
Chevron Corp.	941,179	110,776,768
Cimarex Energy Co.	48,702	6,618,602
Concho Resources, Inc. (a)(c)	73,386	9,730,983
ConocoPhillips	619,874	31,080,482
Devon Energy Corp.	263,195	12,020,116
EOG Resources, Inc.	287,759	29,092,435

See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	5

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp.	83,415	$5,455,341
Exxon Mobil Corp.	2,068,307	186,685,390
Hess Corp.	136,071	8,475,862
Kinder Morgan, Inc.	960,789	19,897,940
Marathon Oil Corp.	430,790	7,456,975
Marathon Petroleum Corp.	264,788	13,332,076
Murphy Oil Corp.	78,162	2,433,183
Newfield Exploration Co. (a)	95,901	3,883,990
Noble Energy, Inc.	217,450	8,276,147
Occidental Petroleum Corp.	381,881	27,201,384
ONEOK, Inc.	108,317	6,218,479
Phillips 66	221,451	19,135,581
Pioneer Natural Resources Co.	84,832	15,275,698
Range Resources Corp.	90,775	3,119,029
Southwestern Energy Co. (a)	238,278	2,578,168
Spectra Energy Corp.	349,671	14,367,981
Tesoro Corp.	57,648	5,041,318
Valero Energy Corp.	228,403	15,604,493
Williams Cos., Inc.	343,505	10,696,746

		613,801,018

Personal Products – 0.1%
Coty, Inc., Class A	228,226	4,178,818
Estee Lauder Cos., Inc., Class A	112,190	8,581,413

		12,760,231

Pharmaceuticals – 5.0%
Allergan PLC (a)	187,621	39,402,286
Bristol-Myers Squibb Co.	834,803	48,785,887
Eli Lilly & Co.	485,047	35,675,207
Endo International PLC (a)	95,736	1,576,772
Johnson & Johnson	1,356,654	156,300,107
Mallinckrodt PLC (a)	52,012	2,591,238
Merck & Co., Inc.	1,375,200	80,958,024
Mylan NV (a)	232,530	8,871,020
Perrigo Co. PLC	73,857	6,147,118
Pfizer, Inc.	3,027,659	98,338,364
Zoetis, Inc.	247,113	13,227,959

		491,873,982

Professional Services – 0.3%
Dun & Bradstreet Corp.	17,532	2,126,982
Equifax, Inc.	60,890	7,199,025
Nielsen Holdings PLC	171,360	7,188,552
Robert Half International, Inc.	62,841	3,065,384
Verisk Analytics, Inc. (a)	75,880	6,159,179

		25,739,122

Real Estate Investment Trusts (REITs) – 2.8%
American Tower Corp.	212,354	22,441,571
Apartment Investment & Management Co., Class A	75,625	3,437,156
AvalonBay Communities, Inc.	68,628	12,157,450
Boston Properties, Inc.	77,388	9,733,862
Crown Castle International Corp.	179,670	15,589,966
Digital Realty Trust, Inc. (c)	80,772	7,936,657
Equinix, Inc.	35,426	12,661,607
Equity Residential	183,227	11,792,490
Essex Property Trust, Inc.	33,329	7,748,992
Extra Space Storage, Inc.	60,740	4,691,557
Federal Realty Investment Trust	37,044	5,264,323

Common Stocks	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
General Growth Properties, Inc. (c)	297,815	$7,439,419
HCP, Inc. (c)	239,156	7,107,716
Host Hotels & Resorts, Inc.	358,526	6,754,630
Kimco Realty Corp. (c)	218,694	5,502,341
Macerich Co.	58,257	4,126,926
Mid-America Apartment Communities, Inc.	54,815	5,367,485
Prologis, Inc.	263,681	13,919,720
Public Storage	74,310	16,608,285
Realty Income Corp. (c)	131,781	7,574,772
Simon Property Group, Inc.	156,119	27,737,663
SL Green Realty Corp.	52,195	5,613,572
UDR, Inc.	128,956	4,704,315
Ventas, Inc.	176,100	11,009,772
Vornado Realty Trust	86,770	9,056,185
Welltower, Inc.	180,783	12,099,806
Weyerhaeuser Co.	375,732	11,305,776

		269,384,014

Real Estate Management & Development – 0.1%
CBRE Group, Inc., Class A (a)	155,277	4,889,673

Road & Rail – 0.9%
CSX Corp.	470,481	16,904,382
JB Hunt Transport Services, Inc.	42,440	4,119,651
Kansas City Southern	52,142	4,424,249
Norfolk Southern Corp.	147,455	15,935,462
Ryder System, Inc.	25,823	1,922,264
Union Pacific Corp.	412,010	42,717,197

		86,023,205

Semiconductors & Semiconductor Equipment – 3.3%
Analog Devices, Inc.	154,513	11,220,734
Applied Materials, Inc.	539,919	17,423,186
Broadcom Ltd.	198,108	35,019,551
First Solar, Inc. (a)(c)	37,428	1,201,065
Intel Corp.	2,366,056	85,816,851
KLA-Tencor Corp.	80,176	6,308,248
Lam Research Corp.	81,866	8,655,692
Linear Technology Corp.	121,943	7,603,146
Microchip Technology, Inc.	109,939	7,052,587
Micron Technology, Inc. (a)(c)	518,395	11,363,218
NVIDIA Corp.	269,061	28,719,571
Qorvo, Inc. (a)(c)	61,758	3,256,499
QUALCOMM, Inc.	737,238	48,067,918
Skyworks Solutions, Inc.	90,537	6,759,493
Texas Instruments, Inc.	497,937	36,334,463
Xilinx, Inc.	128,784	7,774,690

		322,576,912

Software – 4.3%
Activision Blizzard, Inc.	343,408	12,400,463
Adobe Systems, Inc. (a)	248,418	25,574,633
Autodesk, Inc. (a)	99,445	7,359,924
CA, Inc.	151,725	4,820,303
Citrix Systems, Inc. (a)	79,496	7,099,788
Electronic Arts, Inc. (a)	151,076	11,898,746
Intuit, Inc.	122,240	14,009,926
Microsoft Corp.	3,881,239	241,180,192
Oracle Corp.	1,497,178	57,566,494
Red Hat, Inc. (a)	87,447	6,095,056
salesforce.com, Inc. (a)	319,668	21,884,471
Symantec Corp.	313,290	7,484,498

		417,374,494

See Notes to Financial Statements.

6	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Common Stocks	Shares	Value

Specialty Retail – 2.4%
Advance Auto Parts, Inc.	37,829	$6,397,640
AutoNation, Inc. (a)	32,043	1,558,892
AutoZone, Inc. (a)	14,601	11,531,724
Bed Bath & Beyond, Inc.	74,541	3,029,346
Best Buy Co., Inc.	133,287	5,687,356
CarMax, Inc. (a)(c)	92,459	5,953,435
Foot Locker, Inc.	65,337	4,631,740
Gap, Inc.	105,828	2,374,780
Home Depot, Inc.	608,186	81,545,579
L Brands, Inc.	122,607	8,072,445
Lowe’s Cos., Inc.	435,464	30,970,200
O’Reilly Automotive, Inc. (a)(c)	47,319	13,174,083
Ross Stores, Inc.	200,556	13,156,474
Signet Jewelers Ltd.	36,503	3,440,773
Staples, Inc.	314,073	2,842,361
Tiffany & Co.	51,864	4,015,829
TJX Cos., Inc.	328,319	24,666,606
Tractor Supply Co.	64,544	4,893,081
Ulta Salon Cosmetics & Fragrance, Inc. (a)	29,822	7,602,821
Urban Outfitters, Inc. (a)	42,988	1,224,298

		236,769,463

Technology Hardware, Storage & Peripherals – 3.7%
Apple, Inc.	2,663,681	308,507,533
Hewlett Packard Enterprise Co.	832,702	19,268,724
HP, Inc.	861,177	12,779,867
NetApp, Inc.	134,562	4,746,002
Seagate Technology PLC	144,191	5,503,771
Western Digital Corp.	143,836	9,773,656

		360,579,553

Textiles, Apparel & Luxury Goods – 0.7%
Coach, Inc.	134,695	4,717,019
Hanesbrands, Inc.	182,429	3,934,993
Michael Kors Holdings Ltd. (a)(c)	81,611	3,507,641
NIKE, Inc., Class B	670,860	34,099,814
PVH Corp.	38,741	3,495,988
Ralph Lauren Corp.	27,223	2,458,781
Under Armour, Inc., Class A (a)(c)	88,554	2,572,494

Common Stocks	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Under Armour, Inc., Class C (a)	89,014	$2,240,482
VF Corp.	170,257	9,083,211

		66,110,423

Thrifts & Mortgage Finance – 0.0%
People’s United Financial, Inc.	150,154	2,906,981

Tobacco – 1.6
Altria Group, Inc.	972,242	65,743,004
Philip Morris International, Inc.	774,646	70,872,363
Reynolds American, Inc.	413,533	23,174,389

		159,789,756

Trading Companies & Distributors – 0.2%
Fastenal Co.	147,701	6,938,993
United Rentals, Inc. (a)	41,492	4,380,725
W.W. Grainger, Inc.	26,843	6,234,287

		17,554,005

Water Utilities – 0.1%
American Water Works Co., Inc.	91,279	6,604,948

Total Long-Term Investments (Cost – $6,362,561,639) – 98.3%		9,622,612,344

Short-Term Securities

Money Market Funds
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.87% (b)(d)(e)	67,939,998	67,953,586
BlackRock Cash Funds: Treasury, 0.45% SL Agency Shares (b)(d)	485,190,196	485,190,196

Total Short-Term Securities (Cost – $553,136,107) – 5.6%		553,143,782

Total Investments (Cost – $6,915,697,746) – 103.9%		10,175,756,126
Liabilities in Excess of Other Assets – (3.9)%		(383,997,124)

Net Assets – 100.0%		$9,791,759,002

Notes to Schedule of investments

(a)	Non-income producing security.

(b)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold		Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain (Loss)

BlackRock, Inc.	48,211	13,830		(1,336)		60,705	$ 23,100,681	$ 506,541	$(19,246)
BlackRock Cash Funds: Institutional, SL Agency Shares	374,887,021	–		(306,947,023)	[1]	67,939,998	67,953,586	1,382,685[2]	589
BlackRock Cash Funds: Prime, SL Agency Shares[3]	26,986,879	–		(26,986,879)	[1]	–	–	45,005[2]	–
BlackRock Cash Funds: Treasury, SL Agency Shares	–	485,190,196	[4]	–		485,190,196	485,190,196	422,544	23,087
PNC Financial Services Group, Inc.	193,874	52,666		(3,573)		242,967	28,417,420	449,676	(32,786)

Total							$604,661,883	$2,806,451	$(28,356)

[1]	Represents net shares sold.

[2]

Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.

[3]	No longer held by the Master Portfolio as of period end.

[4]	Represents net shares purchased.

(c)	Security, or a portion of security, is on loan.

(d)	Current yield as of period end.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	7

Schedule of Investments (continued)	S&P 500 Index Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation

1,945	S&P 500 E-Mini Index	March 2017	$217,470,450	$(1,593,506)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Liabilities – Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total

Futures contracts	Net unrealized depreciation[1]	–	–	$1,593,506	–	–	–	$1,593,506

[1]

Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) From:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total

Futures contracts	–	–	$31,507,247	–	–	–	$31,507,247

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	–	–	$ 426,338	–	–	–	$ 426,338

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – long	$289,535,633

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

8	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Schedule of Investments (concluded)	S&P 500 Index Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$9,622,612,344	–	–	$9,622,612,344
Short-Term Securities:
Money Market Funds	553,143,782	–	–	553,143,782

Total	$10,175,756,126	–	–	$10,175,756,126

Derivative Financial Instruments [2]
Liabilities:
Equity Contracts	$(1,593,506)	–	–	$(1,593,506)

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2016, there were no transfers between levels.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	9

Statement of Assets and Liabilities	S&P 500 Index Master Portfolio

December 31, 2016
Assets

Investments at value – unaffiliated (including securities loaned at value of $66,167,161)(cost – $6,331,483,196)	$9,571,094,243
Investments at value – affiliated (cost – $584,214,550)	604,661,883
Cash	505,291
Cash pledged for futures contracts	20,081,800
Receivables:
Dividends – unaffiliated	11,734,283
Dividends – affiliated	108,136
Securities lending income – affiliated	38,380
Contributions from investors	31,933

Total assets	10,208,255,949

Liabilities

Cash collateral on securities loaned at value	67,945,322
Payables:
Investments purchased	294,162,600
Withdrawals to investors	52,053,586
Variation margin on futures contracts	1,981,524
Investment advisory fees	277,345
Officer’s and Trustees’ fees	54,896
Professional fees	21,674

Total liabilities	416,496,947

Net Assets	$9,791,759,002

Net Assets Consist of

Investors’ capital	$6,533,294,128
Net unrealized appreciation (depreciation)	3,258,464,874

Net Assets	$9,791,759,002

See Notes to Financial Statements.

10	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Statement of Operations	S&P 500 Index Master Portfolio

Year Ended December 31, 2016
Investment Income

Dividends – unaffiliated	$174,201,452
Dividends – affiliated	2,324,945
Securities lending – affiliated – net	481,506
Foreign taxes withheld	(438,795)

Total investment income	176,569,108

Expenses

Investment advisory	3,288,651
Officer and Trustees	251,948
Professional	43,280
Miscellaneous	810

Total expenses	3,584,689
Less fees waived by the Manager	(518,820)

Total expenses after fees waived	3,065,869

Net investment income	173,503,239

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments – unaffiliated	34,602,669
Investments – affiliated	(51,443)
Futures contracts	31,507,247
Capital gain distributions from investment companies – affiliated	23,087

66,081,560

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	730,380,432
Investments – affiliated	7,580,127
Futures contracts	426,338

738,386,897

Net realized and unrealized gain	804,468,457

Net Increase in Net Assets Resulting from Operations	$977,971,696

See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	11

Statements of Changes in Net Assets	S&P 500 Index Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015
Operations

Net investment income	$173,503,239	$134,064,606
Net realized gain	66,081,560	110,235,734
Net change in unrealized appreciation (depreciation)	738,386,897	(168,377,143)

Net increase in net assets resulting from operations	977,971,696	75,923,197

Capital Transactions

Proceeds from contributions	4,303,951,279	3,573,168,628
Value of withdrawals	(2,700,021,283)	(2,187,812,801)

Net increase in net assets derived from capital transactions	1,603,929,996	1,385,355,827

Net Assets

Total increase in net assets	2,581,901,692	1,461,279,024
Beginning of year	7,209,857,310	5,748,578,286

End of year	$9,791,759,002	$7,209,857,310

Financial Highlights	S&P 500 Index Master Portfolio

	Year Ended December 31,

	2016	2015	2014	2013	2012
Total Return

Total return	11.92%	1.35%	13.63%	32.33%	15.98%

Ratios to Average Net Assets

Total expenses	0.04%	0.05%	0.05%	0.05%	0.06%

Total expenses after fees waived and/or paid indirectly	0.04%	0.04%	0.05%	0.05%	0.05%

Net investment income	2.11%	2.00%	1.98%	2.08%	2.22%

Supplemental Data

Net assets, end of year (000)	$9,791,759	$7,209,857	$5,748,578	$5,271,130	$1,717,932

Portfolio turnover rate	4%	2%	3%	2%	10%

See Notes to Financial Statements.

12	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Notes to Financial Statements	S&P 500 Index Master Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/ deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Master Portfolio had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Master Portfolio no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Master Portfolio

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	13

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

●

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

●	Investments in open-end U.S. mutual funds are valued at NAV each business day.

●	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

●	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

●

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

●

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

14	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

4. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount

Barclays Capital, Inc	$58,081	$(58,081)	–
BNP Paribas S.A.	14,178,991	(14,178,991)	–
Citigroup Global Markets, Inc	5,757,204	(5,757,204)	–
Credit Suisse Securities (USA) LLC	7,773,742	(7,773,742)	–
Goldman Sachs & Co	10,457,031	(10,457,031)	–
JP Morgan Securities LLC	14,045,411	(14,045,411)	–
Merrill Lynch, Pierce, Fenner & Smith, Inc	5,512,518	(5,512,518)	–
Scotia Capital Inc	333,384	(333,384)	–
State Street Bank & Trust Co	5,813,447	(5,813,447)	–
UBS Securities LLC	2,237,352	(2,237,352)	–

Total	$66,167,161	$(66,167,161)	–

[1]

Cash collateral with a value of $67,945,322 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

5. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Master Portfolio invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Investment Advisory and Administration: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration service to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration service to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Waivers: With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $223,592.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Master Portfolio’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

The fees and expenses of the MIP trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid

16	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2017. For the year ended December 31, 2016, the amount waived was $295,228.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective March 9, 2015, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. For the period January 1, 2015 through March 8, 2015, BTC could lend securities with respect to the Master Portfolio only when the difference between the borrower rebate rate and the risk free rate exceeded a certain level, and the Master Portfolio retained 80% (85% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending – affiliated – net in the Statement of Operations. For the year ended December 31, 2016, the Master Portfolio paid BTC $185,979 in total for securities lending agent services and collateral investment fees.

Officers and Trustees: Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2016, the purchase and sale transactions and any in net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$137,236,845	$32,401,956	$(11,815,017)

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $2,443,151,828 and $281,881,787, respectively.

8. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	17

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$6,609,249,538

Gross unrealized appreciation	$3,727,444,490
Gross unrealized depreciation	(160,937,902)

Net unrealized appreciation	$3,566,506,588

9. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

18	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	S&P 500 Index Master Portfolio

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	19

Report of Independent Registered Public Accounting Firm	S&P 500 Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Investors of S&P 500 Index Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and the transfer agent of the investee funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

20	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Officers and Trustees[1]

Name, Address[2] and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served[4]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[3]

Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2009

President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.

				26 RICs consisting of 146 Portfolios	None

Susan J. Carter 1956	Trustee	Since 2016

Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.

				26 RICs consisting of 146 Portfolios	None

Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 146 Portfolios	None

Neil A. Cotty 1954	Trustee	Since 2016

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

				26 RICs consisting of 146 Portfolios	None

Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 146 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 1947	Trustee	Since 2009

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

				26 RICs consisting of 146 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 146 Portfolios	None

Mark Stalnecker 1951	Trustee	Since 2015

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.

				26 RICs consisting of 146 Portfolios	None

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	21

Officers and Trustees[1] (continued)

Name, Address[2] and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served[4]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[3] (concluded)

Kenneth L. Urish 1951	Trustee	Since 2009

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				26 RICs consisting of 146 Portfolios	None

Claire A. Walton 1957	Trustee	Since 2016

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

				26 RICs consisting of 146 Portfolios	None

Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 146 Portfolios	None
Interested Trustees[5]

Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 220 Portfolios	None

John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)

Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Advisory Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

				128 RICs consisting of 318 Portfolios	None

[1]	As of February 16, 2017.

[2]	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[3]	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[4]	In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[5]	Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

22	MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]

Thomas Callahan 1968	Vice President	Since 2016

Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President	Since 2014

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer	Since 2014

Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity- Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015

Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.

Benjamin Archibald 1975	Secretary	Since 2012

Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust/MIP serve at the pleasure of the Board.
Further information about the Trust’s/MIP’s Officers and Trustees is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2016, David O. Beim and Dr. Matina S. Horner resigned as Trustees of the Trust/MIP.

Investment Adviser BlackRock Fund Advisors San Francisco, CA 94105	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

MASTER INVESTMENT PORTFOLIO	DECEMBER 31, 2016	23

NOTICE OF PRIVACY POLICY

Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This privacy policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

TRANSAMERICA PARTNERS FUNDS

PO Box 219945

Kansas City, MO 64121-9945

Customer Service: 1-888-233-4339

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N CSR. Ms. Bane and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

	Fiscal Year Ended 12/31 (in thousands)
	2016	2015
(a) Audit Fees	$117	$97
(b) Audit Related Fees(1)	$5	$0
(c) Tax Fees(2)	$67	$65
(d) All Other Fees(3)	$2	$0

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.
(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2015 and 2016 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Patricia L. Sawyer and John W. Waechter.

Item 6:	Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Partners Funds Group II
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 8, 2017

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	March 8, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer